UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Glenn Brightman 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 8/31/2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report to Shareholders	August 31, 2023

Invesco American Franchise Fund

Nasdaq:

A: VAFAX ∎ C: VAFCX ∎ R: VAFRX ∎ Y: VAFIX ∎ R5: VAFNX ∎ R6: VAFFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

26	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class A shares of Invesco American Franchise Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Growth Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.96%
Class C Shares	20.07
Class R Shares	20.68
Class Y Shares	21.24
Class R5 Shares	21.28
Class R6 Shares	21.41
S&P 500 Index▼ (Broad Market Index)	15.94
Russell 1000 Growth Index▼ (Style-Specific Index)	21.94
Lipper Large-Cap Growth Funds Index∎ (Peer Group Index)	22.46
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

 US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair

Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

 Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

 The Fund also had strong returns, outperforming the broad market and producing a double-digit return for the fiscal year. The Fund trailed its style-specific index by approximately 1%. Relative to the Russell 1000 Growth Index, security selection in health care and an underweight in information technology were the largest detractors. Ancillary cash was also a drag on returns given the strength of the equity markets. Conversely, stock selection in energy and industrials, as well as underweight exposure in consumer staples and real estate, was beneficial to relative returns.

 The top individual detractors from an absolute perspective during the fiscal year included JD.com, SVB Financial and Tesla.

 A few concerns emerged for Chinese eCommerce business JD.com over the period. Initially there were concerns the company was getting too aggressive with promotions. Later in the period, concerns arose that its eCommerce business was not geared enough to reopening in China given the company has less exposure to verticals such as apparel. We sold the holding during the fiscal year.

 A small position was initiated in SVB Financial Group, also known as Silicon Valley Bank, in the fourth quarter of 2022, because it appeared to be one of the few banks with tangible growth. At the time of purchase, we believed that SVB had more than sufficient liquidity to meet deposit outflows even in a slowing economic environment. However, an attempt by SVB’s management team to raise capital catalyzed a significant and coordinated run on deposits and a decline in the share price as fear quickly spread among deposit holders and investors. We began to sell the position when the probability of a bank run increased and before trading was halted.

 Despite growing competition, Tesla maintains its electric vehicle (EV) lead among both pure-plays and large auto original equipment manufacturers (OEMs). Further, Tesla has secured battery materials through 2025 and has been fairly adept at maintaining its profit margin. The stock, however, sold off at various points during the fiscal year due to EV price cuts in the U.S. and China.

 Top individual contributors on an absolute basis during the fiscal year included NVIDIA, Microsoft and Alphabet.

 NVIDIA is a company at the heart of digital transformation as it produces graphics processing units (GPUs). The stock exhibited strong momentum due to excitement about generative artificial intelligence (AI) and upward revisions to estimates for production of silicon wafers used in semiconductors.

 Microsoft produces products and services across computers, applications and games,

2	Invesco American Franchise Fund

and is among the largest cloud providers globally. The stock has benefited from continued rotation toward growth stocks, increased interest in efficiency and profitability, as well as exposure to AI. We believe Microsoft will benefit as Copilot, an AI tool to help with creating content and summarizing information, is introduced for nearly all Microsoft products over the next twelve months. In our view it appears that Microsoft’s Azure cloud growth is beginning to stabilize and is poised to reaccelerate in 2024.

 Search engine and video sharing platform Alphabet has benefited from a general rotation back towards secular and mega-cap growth companies, as well as companies that have undertaken significant cost cutting measures. The company is also seeing momentum in its new advertising products, particularly its AI-driven performance max campaigns. We believe search activity remains on a positive trend as mobile smartphones rise in penetration, as more information, commerce and services find their home on the web.

 At the close of the fiscal year, the largest overweight sector exposures relative to the Russell 1000 Growth Index included communication services, financials and industrials. We believe communication services has multiple tailwinds, including a rising focus on efficiencies across the sector and AI-enabled new product cycles and improvements. Industrials is skewed towards pro-cyclical stocks, while financials exposure is focused on payments, alternative asset managers and ratings research agencies rather than banks. Consumer discretionary, information technology and consumer staples are the largest underweight exposures for the Fund relative to the Russell 1000 Growth Index. Much of the underweight here is due to the Fund’s benchmark-relative underweight in Tesla (consumer discretionary) and Apple (information technology).

 Market conditions have been more favorable in 2023, even as the Fed continued to raise interest rates, as consumer spending and capital spending have remained resilient despite these higher rates. We believe conditions are likely to slow in the coming year as the impact of higher rates sets in on a lag. We believe this will likely continue to cool inflation, which is also set to see pressure from the lagged effect of slowing rent inflation in Consumer Price Index data over the next 12 months. In our view, a slowing economy likely favors companies with resilient secular growth and those focused on finding cost efficiencies to deliver earnings stability. This has been our focus as a result.

 Longer term, we believe that change is the fuel for growth and portfolios, thus we generally seek “share-takers”, companies that can gain market share through technology-enabled advantages in their business models and with offerings that benefit from the continued disruptive shifts in enterprise and consumer behavior.

 Thank you for your commitment to the Invesco American Franchise Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Lipper Inc.

Portfolio manager(s):

Ido Cohen

Ronald Zibelli, Jr.- Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco American Franchise Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges
Class A Shares
Inception (6/23/05)	9.64%
10 Years	12.11
5 Years	8.79
1 Year	14.29
Class C Shares
Inception (6/23/05)	9.63%
10 Years	12.07
5 Years	9.21
1 Year	19.07
Class R Shares
Inception (5/23/11)	11.40%
10 Years	12.46
5 Years	9.76
1 Year	20.68
Class Y Shares
Inception (6/23/05)	10.24%
10 Years	13.03
5 Years	10.31
1 Year	21.24
Class R5 Shares
Inception (12/22/10)	12.16%
10 Years	13.10
5 Years	10.35
1 Year	21.28
Class R6 Shares
Inception (9/24/12)	13.44%
10 Years	13.19
5 Years	10.44
1 Year	21.41

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen American Franchise Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen American Franchise Fund (renamed Invesco American Franchise Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco American Franchise Fund

Supplemental Information

Invesco American Franchise Fund’s investment objective is to seek long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco American Franchise Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	40.30%

Communication Services	14.15

Consumer Discretionary	13.03

Health Care	9.68

Financials	9.04

Industrials	8.05

Consumer Staples	2.11

Other Sectors, Each Less than 2% of Net Assets	3.20

Money Market Funds Plus Other Assets Less Liabilities	0.44

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	10.35%

2.	NVIDIA Corp.	8.28

3.	Amazon.com, Inc.	7.03

4.	Alphabet, Inc., Class A	6.41

5.	Apple, Inc.	6.14

6.	Visa, Inc., Class A	4.53

7.	Meta Platforms, Inc., Class A	3.05

8.	Eli Lilly and Co.	2.38

9.	Intuitive Surgical, Inc.	2.19

10.	S&P Global, Inc.	2.17

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco American Franchise Fund

Schedule of Investments(a)

August 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–99.56%
Advertising–0.84%
Trade Desk, Inc. (The), Class A(b)(c)	1,335,609	$106,888,788

Aerospace & Defense–0.97%
Airbus SE (France)	559,368	81,900,390

Lockheed Martin Corp.	94,592	42,410,323

		124,310,713

Agricultural & Farm Machinery–0.62%
Deere & Co.	192,068	78,928,424

Aluminum–0.36%
Alcoa Corp.	1,508,815	45,385,155

Application Software–5.76%
Adobe, Inc.(b)	359,551	201,111,256

HubSpot, Inc.(b)	278,789	152,363,764

Salesforce, Inc.(b)	435,785	96,508,946

Synopsys, Inc.(b)	364,490	167,260,816

Workday, Inc., Class A(b)(c)	482,919	118,073,696

		735,318,478

Asset Management & Custody Banks–2.35%
Blackstone, Inc., Class A	375,788	39,972,570

KKR & Co., Inc., Class A	4,132,441	259,558,619

		299,531,189

Automobile Manufacturers–0.76%
General Motors Co.	1,333,994	44,702,139

Tesla, Inc.(b)(c)	203,635	52,554,121

		97,256,260

Automotive Retail–0.87%
O’Reilly Automotive, Inc.(b)	117,712	110,613,966

Broadline Retail–7.70%
Amazon.com, Inc.(b)	6,501,182	897,228,128

MercadoLibre, Inc. (Brazil)(b)	62,682	86,022,269

		983,250,397

Casinos & Gaming–0.98%
Las Vegas Sands Corp.	2,283,337	125,263,868

Construction Machinery & Heavy Transportation Equipment– 0.45%
Caterpillar, Inc.	203,366	57,172,284

Construction Materials–0.60%
Martin Marietta Materials, Inc.	171,236	76,441,463

Consumer Electronics–0.56%
Sony Group Corp. (Japan)	857,400	71,343,723

Copper–0.30%
Freeport-McMoRan, Inc.(c)	949,960	37,912,904

Diversified Support Services–0.46%
Cintas Corp.	116,537	58,754,459

Electrical Components & Equipment–2.20%
Eaton Corp. PLC	542,166	124,898,782

	Shares	Value

Electrical Components & Equipment–(continued)
Rockwell Automation, Inc.(c)	279,815	$87,324,665

Vertiv Holdings Co.	1,747,413	68,830,598

		281,054,045

Environmental & Facilities Services–0.30%
Republic Services, Inc.	261,721	37,721,848

Financial Exchanges & Data–2.16%
S&P Global, Inc.	707,053	276,358,736

Food Distributors–0.87%
US Foods Holding Corp.(b)	2,731,266	110,425,084

Health Care Equipment–4.68%
Boston Scientific Corp.(b)	1,733,011	93,478,613

DexCom, Inc.(b)	1,218,836	123,078,059

Intuitive Surgical, Inc.(b)	892,183	278,967,781

Stryker Corp.	360,917	102,338,015

		597,862,468

Health Care Technology–0.88%
Veeva Systems, Inc., Class A(b)(c)	537,717	112,221,538

Home Improvement Retail–1.02%
Lowe’s Cos., Inc.	563,624	129,904,059

Hotels, Resorts & Cruise Lines–1.14%
Booking Holdings, Inc.(b)	47,020	145,998,511

Industrial Machinery & Supplies & Components–0.78%
Parker-Hannifin Corp.	240,343	100,198,997

Integrated Oil & Gas–0.46%
Suncor Energy, Inc. (Canada)	1,721,076	58,310,055

Interactive Home Entertainment–1.47%
Nintendo Co. Ltd. (Japan)	1,434,900	61,682,452

Take-Two Interactive Software, Inc.(b)	881,551	125,356,552

		187,039,004

Interactive Media & Services–9.86%
Alphabet, Inc., Class A(b)	6,012,867	818,772,100

Baidu, Inc., ADR (China)(b)(c)	356,893	50,975,027

Meta Platforms, Inc., Class A(b)	1,315,888	389,358,100

		1,259,105,227

Internet Services & Infrastructure–2.14%
MongoDB, Inc.(b)	364,830	139,109,679

Snowflake, Inc., Class A(b)	858,065	134,587,495

		273,697,174

Managed Health Care–0.70%
UnitedHealth Group, Inc.	188,246	89,714,279

Movies & Entertainment–1.98%
Netflix, Inc.(b)	581,909	252,362,295

Oil & Gas Equipment & Services–0.61%
Schlumberger N.V.	1,316,144	77,599,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco American Franchise Fund

	Shares	Value

Oil & Gas Exploration & Production–0.87%
Hess Corp.(c)	719,042	$111,091,989

Passenger Ground Transportation–1.20%
Uber Technologies, Inc.(b)	3,248,724	153,437,234

Pharmaceuticals–3.42%
Bayer AG (Germany)	2,432,962	133,508,068

Eli Lilly and Co.	547,873	303,631,216

		437,139,284

Semiconductor Materials & Equipment–0.24%
ASML Holding N.V., New York Shares (Netherlands)	45,762	30,227,174

Semiconductors–11.89%
Advanced Micro Devices, Inc.(b)	563,147	59,535,901

Broadcom, Inc.	148,789	137,315,880

First Solar, Inc.(b)(c)	428,155	80,972,674

Monolithic Power Systems, Inc.	352,287	183,615,507

NVIDIA Corp.	2,140,983	1,056,682,160

		1,518,122,122

Soft Drinks & Non-alcoholic Beverages–1.24%
Monster Beverage Corp.(b)	2,751,798	157,980,723

Systems Software–14.14%
Microsoft Corp.	4,030,559	1,321,056,018

Oracle Corp.	1,499,513	180,526,370

Palo Alto Networks, Inc.(b)(c)	343,286	83,521,484

ServiceNow, Inc.(b)	372,371	219,263,216

		1,804,367,088

Technology Hardware, Storage & Peripherals–6.13%
Apple, Inc.	4,168,177	783,075,413

Trading Companies & Distributors–1.07%
Fastenal Co.(c)	1,044,274	60,129,297

United Rentals, Inc.(c)	160,233	76,357,434

		136,486,731

	Shares	Value

Transaction & Payment Processing Services–4.53%
Visa, Inc., Class A(c)	2,355,646	$578,735,109

Total Common Stocks & Other Equity Interests (Cost $7,088,135,193)		12,708,608,108

Money Market Funds–0.36%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e)	16,193,539	16,193,539

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(d)(e)	11,558,738	11,559,894

Invesco Treasury Portfolio, Institutional Class, 5.25%(d)(e)	18,506,902	18,506,902

Total Money Market Funds (Cost $46,260,214)		46,260,335

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $7,134,395,407)		12,754,868,443

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.69%
Invesco Private Government Fund, 5.30%(d)(e)(f)	203,220,752	203,220,752

Invesco Private Prime Fund, 5.51%(d)(e)(f)	522,567,644	522,567,644

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $725,760,904)		725,788,396

TOTAL INVESTMENTS IN SECURITIES-105.61% (Cost $7,860,156,311)		13,480,656,839

OTHER ASSETS LESS LIABILITIES-(5.61)%		(716,524,835)

NET ASSETS-100.00%		$12,764,132,004

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$53,285,703	$719,393,605	$(756,485,769)	$-	$-	$16,193,539	$1,563,462
Invesco Liquid Assets Portfolio, Institutional Class	38,065,065	513,852,575	(540,346,502)	(3,685)	(7,559)	11,559,894	1,151,399
Invesco Treasury Portfolio, Institutional Class	60,897,946	822,164,120	(864,555,164)	-	-	18,506,902	1,787,085

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco American Franchise Fund

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$178,796,448	$1,065,081,040	$(1,040,656,736)	$-	$-	$203,220,752	$7,530,144*
Invesco Private Prime Fund	459,762,305	2,186,584,492	(2,123,726,373)	(8,856)	(43,924)	522,567,644	20,203,419*
Total	$790,807,467	$5,307,075,832	$(5,325,770,544)	$(12,541)	$(51,483)	$772,048,731	$32,235,509

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco American Franchise Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $7,088,135,193)*	$12,708,608,108

Investments in affiliated money market funds, at value (Cost $772,021,118)	772,048,731

Foreign currencies, at value (Cost $50,076)	49,670

Receivable for:
Investments sold	29,560,310

Fund shares sold	1,160,044

Dividends	8,624,807

Investment for trustee deferred compensation and retirement plans	1,718,142

Other assets	151,963

Total assets	13,521,921,775

Liabilities:
Payable for:
Investments purchased	18,797,435

Fund shares reacquired	4,575,338

Collateral upon return of securities loaned	725,760,904

Accrued fees to affiliates	6,599,462

Accrued trustees’ and officers’ fees and benefits	5,400

Accrued other operating expenses	184,405

Trustee deferred compensation and retirement plans	1,866,827

Total liabilities	757,789,771

Net assets applicable to shares outstanding	$12,764,132,004

Net assets consist of:
Shares of beneficial interest	$7,756,259,267

Distributable earnings	5,007,872,737

$12,764,132,004

Net Assets:
Class A	$12,047,012,338

Class C	$105,284,002

Class R	$68,815,144

Class Y	$421,844,640

Class R5	$41,963,417

Class R6	$79,212,463

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	572,095,146

Class C	6,168,456

Class R	3,448,034

Class Y	18,953,177

Class R5	1,874,040

Class R6	3,485,438

Class A:
Net asset value per share	$21.06

Maximum offering price per share (Net asset value of $21.06 ÷ 94.50%)	$22.29

Class C:
Net asset value and offering price per share	$17.07

Class R:
Net asset value and offering price per share	$19.96

Class Y:
Net asset value and offering price per share	$22.26

Class R5:
Net asset value and offering price per share	$22.39

Class R6:
Net asset value and offering price per share	$22.73

*	At August 31, 2023, securities with an aggregate value of $717,702,705 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco American Franchise Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $3,438,029)	$85,876,363

Dividends from affiliated money market funds (includes net securities lending income of $944,683)	5,446,629

Total investment income	91,322,992

Expenses:
Advisory fees	65,215,027

Administrative services fees	1,496,751

Custodian fees	127,800

Distribution fees:
Class A	26,551,224

Class C	938,408

Class R	281,434

Transfer agent fees – A, C, R and Y	14,394,828

Transfer agent fees – R5	34,955

Transfer agent fees – R6	20,344

Trustees’ and officers’ fees and benefits	102,146

Registration and filing fees	442,793

Reports to shareholders	651,639

Professional services fees	140,144

Other	126,200

Total expenses	110,523,693

Less: Fees waived and/or expense offset arrangement(s)	(349,328)

Net expenses	110,174,365

Net investment income (loss)	(18,851,373)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(433,900,754)

Affiliated investment securities	(51,483)

Foreign currencies	(556,963)

(434,509,200)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	2,667,351,524

Affiliated investment securities	(12,541)

Foreign currencies	88,282

2,667,427,265

Net realized and unrealized gain	2,232,918,065

Net increase in net assets resulting from operations	$2,214,066,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco American Franchise Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:

Net investment income (loss)	$(18,851,373)	$(41,472,994)

Net realized gain (loss)	(434,509,200)	1,381,464,564

Change in net unrealized appreciation (depreciation)	2,667,427,265	(5,733,987,602)

Net increase (decrease) in net assets resulting from operations	2,214,066,692	(4,393,996,032)

Distributions to shareholders from distributable earnings:
Class A	(743,113,224)	(3,197,662,688)

Class C	(7,974,418)	(37,450,406)

Class R	(3,890,838)	(14,396,356)

Class Y	(25,919,532)	(126,355,901)

Class R5	(2,323,344)	(9,536,193)

Class R6	(4,321,886)	(17,938,544)

Total distributions from distributable earnings	(787,543,242)	(3,403,340,088)

Share transactions–net:
Class A	(78,588,773)	2,073,894,575

Class C	(2,875,398)	13,665,928

Class R	9,323,787	18,215,682

Class Y	(35,372,792)	72,997,685

Class R5	1,573,371	6,488,719

Class R6	3,426,695	11,416,507

Net increase (decrease) in net assets resulting from share transactions	(102,513,110)	2,196,679,096

Net increase (decrease) in net assets	1,324,010,340	(5,600,657,024)

Net assets:
Beginning of year	11,440,121,664	17,040,778,688

End of year	$12,764,132,004	$11,440,121,664

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco American Franchise Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/23	$18.84	$(0.03)	$3.58	$3.55	$(1.33)	$21.06	20.96%	$12,047,012	0.99%	0.99%	(0.18)%	73%
Year ended 08/31/22	32.86	(0.07)	(7.28)	(7.35)	(6.67)	18.84	(26.95)	10,777,375	0.95	0.95	(0.29)	97
Year ended 08/31/21	28.90	(0.14)	6.62	6.48	(2.52)	32.86	24.04	16,037,060	0.97	0.97	(0.47)	57
Year ended 08/31/20	21.27	(0.03)	9.17	9.14	(1.51)	28.90	45.42	13,733,417	1.00	1.00	(0.15)	52
Year ended 08/31/19	23.12	(0.01)	(0.04)	(0.05)	(1.80)	21.27	1.21	10,115,813	1.01	1.01	(0.04)	43
Class C
Year ended 08/31/23	15.65	(0.14)	2.89	2.75	(1.33)	17.07	20.07	105,284	1.74	1.74	(0.93)	73
Year ended 08/31/22	28.67	(0.21)	(6.14)	(6.35)	(6.67)	15.65	(27.50)	98,920	1.70	1.70	(1.04)	97
Year ended 08/31/21	25.70	(0.32)	5.81	5.49	(2.52)	28.67	23.11	164,671	1.72	1.72	(1.22)	57
Year ended 08/31/20	19.21	(0.18)	8.18	8.00	(1.51)	25.70	44.30	185,177	1.75	1.75	(0.90)	52
Year ended 08/31/19	21.23	(0.15)	(0.07)	(0.22)	(1.80)	19.21	0.46	139,839	1.76	1.76	(0.79)	43
Class R
Year ended 08/31/23	17.97	(0.07)	3.39	3.32	(1.33)	19.96	20.68	68,815	1.24	1.24	(0.43)	73
Year ended 08/31/22	31.73	(0.12)	(6.97)	(7.09)	(6.67)	17.97	(27.12)	51,531	1.20	1.20	(0.54)	97
Year ended 08/31/21	28.06	(0.21)	6.40	6.19	(2.52)	31.73	23.70	66,494	1.22	1.22	(0.72)	57
Year ended 08/31/20	20.75	(0.09)	8.91	8.82	(1.51)	28.06	45.00	50,219	1.25	1.25	(0.40)	52
Year ended 08/31/19	22.65	(0.06)	(0.04)	(0.10)	(1.80)	20.75	0.99	34,114	1.26	1.26	(0.29)	43
Class Y
Year ended 08/31/23	19.79	0.02	3.78	3.80	(1.33)	22.26	21.24	421,845	0.74	0.74	0.07	73
Year ended 08/31/22	34.08	(0.01)	(7.61)	(7.62)	(6.67)	19.79	(26.75)	410,990	0.70	0.70	(0.04)	97
Year ended 08/31/21	29.81	(0.07)	6.86	6.79	(2.52)	34.08	24.36	624,045	0.72	0.72	(0.22)	57
Year ended 08/31/20	21.85	0.03	9.44	9.47	(1.51)	29.81	45.74	496,757	0.75	0.75	0.10	52
Year ended 08/31/19	23.63	0.04	(0.02)	0.02	(1.80)	21.85	1.50	350,473	0.76	0.76	0.21	43
Class R5
Year ended 08/31/23	19.89	0.02	3.81	3.83	(1.33)	22.39	21.28	41,963	0.71	0.71	0.10	73
Year ended 08/31/22	34.22	(0.01)	(7.65)	(7.66)	(6.67)	19.89	(26.76)	35,453	0.69	0.69	(0.03)	97
Year ended 08/31/21	29.92	(0.06)	6.88	6.82	(2.52)	34.22	24.37	51,787	0.70	0.70	(0.20)	57
Year ended 08/31/20	21.91	0.04	9.48	9.52	(1.51)	29.92	45.85	43,712	0.70	0.70	0.15	52
Year ended 08/31/19	23.68	0.05	(0.02)	0.03	(1.80)	21.91	1.54	75,149	0.71	0.71	0.26	43
Class R6
Year ended 08/31/23	20.16	0.03	3.87	3.90	(1.33)	22.73	21.35	79,212	0.64	0.64	0.17	73
Year ended 08/31/22	34.55	0.01	(7.73)	(7.72)	(6.67)	20.16	(26.67)	65,853	0.62	0.62	0.04	97
Year ended 08/31/21	30.17	(0.04)	6.94	6.90	(2.52)	34.55	24.44	96,722	0.63	0.63	(0.13)	57
Year ended 08/31/20	22.07	0.05	9.56	9.61	(1.51)	30.17	45.93	69,977	0.62	0.62	0.23	52
Year ended 08/31/19	23.81	0.07	(0.01)	0.06	(1.80)	22.07	1.66	129,831	0.62	0.62	0.35	43

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco American Franchise Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco American Franchise Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

15	Invesco American Franchise Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2023, the Fund paid the Adviser $72,645 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

16	Invesco American Franchise Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.670%

Next $500 million	0.645%

Next $550 million	0.620%

Next $3.45 billion	0.600%

Next $250 million	0.595%

Next $2.25 billion	0.570%

Next $2.5 billion	0.545%

Over $10 billion	0.520%

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.58%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2023, the Adviser waived advisory fees of $122,344.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

17	Invesco American Franchise Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R (collectively the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares and up to a maximum annual rate of 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

For the year ended August 31, 2023, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $855,569 in front-end sales commissions from the sale of Class A shares and $17,070 and $3,814 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2023, the Fund incurred $246,419 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$12,360,173,475	$348,434,633	$–	$12,708,608,108

Money Market Funds	46,260,335	725,788,396	–	772,048,731

Total Investments	$12,406,433,810	$1,074,223,029	$–	$13,480,656,839

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $226,984.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18	Invesco American Franchise Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$–	$285,826,090

Long-term capital gain	787,543,242	3,117,513,998

Total distributions	$787,543,242	$3,403,340,088

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation – investments	$ 5,515,130,926

Net unrealized appreciation – foreign currencies	24,025

Temporary book/tax differences	(1,310,743)

Late-Year ordinary loss deferral	(11,916,054)

Capital loss carryforward	(494,055,417)

Shares of beneficial interest	7,756,259,267

Total net assets	$12,764,132,004

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$494,055,417	$–	$494,055,417

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $8,256,510,134 and $8,944,682,937, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$5,587,616,688

Aggregate unrealized (depreciation) of investments	(72,485,762)

Net unrealized appreciation of investments	$5,515,130,926

Cost of investments for tax purposes is $7,965,525,913.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2023, undistributed net investment income (loss) was increased by $21,376,061, undistributed net realized gain (loss) was increased by $1,168,900 and shares of beneficial interest was decreased by $22,544,961. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2023(a)		August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	16,986,519	$312,472,522	16,184,114	$384,989,991

Class C	1,200,060	18,205,076	722,554	14,637,079

Class R	939,588	16,253,420	716,859	16,325,164

Class Y	3,856,890	73,499,009	4,503,348	115,561,494

Class R5	123,897	2,468,141	315,779	8,550,807

Class R6	914,776	17,859,766	751,440	19,326,649

19	Invesco American Franchise Fund

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2023(a)		August 31, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	43,008,977	$697,605,148	122,714,946	$2,985,654,474

Class C	581,058	7,681,585	1,760,545	35,774,296

Class R	252,436	3,887,528	616,831	14,341,328

Class Y	1,107,125	18,942,913	3,622,697	92,415,012

Class R5	133,788	2,302,493	367,816	9,430,807

Class R6	233,360	4,074,460	655,813	17,031,460

Automatic conversion of Class C shares to Class A shares:
Class A	612,680	11,245,269	493,734	11,696,904

Class C	(751,411)	(11,245,269)	(586,530)	(11,696,904)

Reacquired:
Class A	(60,508,444)	(1,099,911,712)	(55,504,429)	(1,308,446,794)

Class C	(1,181,038)	(17,516,790)	(1,320,833)	(25,048,543)

Class R	(611,104)	(10,817,161)	(561,984)	(12,450,810)

Class Y	(6,781,586)	(127,814,714)	(5,668,956)	(134,978,821)

Class R5	(165,854)	(3,197,263)	(414,921)	(11,492,895)

Class R6	(929,900)	(18,507,531)	(939,122)	(24,941,602)

Net increase (decrease) in share activity	(978,183)	$(102,513,110)	88,429,701	$2,196,679,096

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20	Invesco American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco American Franchise Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco American Franchise Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/23)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,238.10	$5.58	$1,020.21	$5.04	0.99%
Class C	1,000.00	1,233.40	9.80	1,016.43	8.84	1.74
Class R	1,000.00	1,236.70	6.99	1,018.95	6.31	1.24
Class Y	1,000.00	1,240.10	4.18	1,021.48	3.77	0.74
Class R5	1,000.00	1,239.80	4.01	1,021.63	3.62	0.71
Class R6	1,000.00	1,240.70	3.61	1,021.98	3.26	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco American Franchise Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco American Franchise Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund underwent a portfolio management team change

23	Invesco American Franchise Fund

in November 2022, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

 The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board requested and received additional information regarding the Fund’s actual and contractual management fees and the levels of the Fund’s breakpoints in light of current asset levels. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

 The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the

24	Invesco American Franchise Fund

Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$787,543,242
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco American Franchise Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Fund includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco American Franchise Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-AMFR-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Capital Appreciation Fund

Nasdaq:

A: OPTFX ∎ C: OTFCX ∎ R: OTCNX ∎ Y: OTCYX ∎ R5: CPTUX ∎ R6: OPTIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2023, Class A shares of Invesco Capital Appreciation Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Growth Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.73%
Class C Shares	14.86
Class R Shares	15.43
Class Y Shares	16.01
Class R5 Shares	16.00
Class R6 Shares	16.09
S&P 500 Index▼	15.94
Russell 1000 Growth Index▼	21.94

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

In this environment, the Fund’s Class A shares at NAV underperformed the Russell 1000 Growth Index during the fiscal year. Stock selection in the information technology, consumer discretionary and health care sectors detracted from the Fund’s relative performance.

At the stock level, the largest contributors to Fund performance on an absolute basis during the fiscal year were NVIDIA, Microsoft and Meta Platforms.

NVIDIA designs, develops and markets 3D graphic processors and related software. The stock outperformed due to excitement about generative artificial intelligence (AI) and upward revisions to estimates for production of silicon wafers used in semiconductors.

Microsoft develops and markets software, services and hardware devices. Microsoft has benefited from a rotation toward growth stocks this year, increased interest in efficiency and profitability and exposure to AI.

Meta Platforms engages in the development of social media applications. The stock has benefited from the general outperformance of the largest cap technology stocks this year. The stock also performed well after the company announced steps to reduce its cost structure and after reporting a return to revenue growth.

The largest individual detractors from absolute Fund performance during the fiscal year were Tesla, Atlassian and CrowdStrike.

Tesla designs, develops, manufactures and sells fully electric vehicles and energy generation and storage systems. The stock underperformed due to concerns about their automotive segment fundamentals. While auto fundamentals began the fiscal year with improvements, fundamentals deteriorated in the back half of the fiscal year. Despite this, investors attributed value to their non-automotive segments such as full self-driving and software and the stock performed better than we expected.

Atlassian provides team collaboration and productivity software. During the last year, customers moderated the use of Atlassian’s products as demand for technology innovation faltered. We exited our position during the fiscal year.

CrowdStrike provides cloud-delivered cybersecurity. The stock underperformed late last year in anticipation of weaker earnings as many of their industry peers reported weaker operating results. We exited our position during the fiscal year.

At the end of the fiscal year, the Fund’s largest overweight sector exposures relative to the Russell 1000 Growth Index were in the industrials, energy and financials sectors. The Fund’s largest underweight exposures relative to the Russell 1000 Growth Index were in the

2	Invesco Capital Appreciation Fund

consumer staples, information technology and consumer discretionary sectors.

Our long-term investment process remains the same. We seek dynamic companies with above-average, sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of success.

We thank you for your continued conviction and investment in Invesco Capital Appreciation Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Lipper Inc.

Portfolio manager(s):

Ash Shah

Ronald J. Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Capital Appreciation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Capital Appreciation Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (1/22/81)	11.62%
10 Years	11.56
5 Years	9.34
1 Year	9.37

Class C Shares
Inception (12/1/93)	9.21%
10 Years	11.50
5 Years	9.73
1 Year	13.86

Class R Shares
Inception (3/1/01)	6.04%
10 Years	11.90
5 Years	10.28
1 Year	15.43

Class Y Shares
Inception (11/3/97)	7.89%
10 Years	12.45
5 Years	10.83
1 Year	16.01

Class R5 Shares
10 Years	12.33%
5 Years	10.85
1 Year	16.00

Class R6 Shares
Inception (12/29/11)	13.10%
10 Years	12.65
5 Years	11.02
1 Year	16.09

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Capital Appreciation Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Capital Appreciation Fund. The Fund was subsequently renamed the Invesco Capital Appreciation Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Capital Appreciation Fund

Supplemental Information

Invesco Capital Appreciation Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell ® is a trademark of the Frank Russell Co.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the

Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program

Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Capital Appreciation Fund

Fund Information

Portfolio Composition

By sector	% of total net assets
Information Technology	40.26%
Consumer Discretionary	14.23
Communication Services	12.33
Health Care	10.61
Industrials	8.15
Financials	7.66
Energy	2.15
Other Sectors, Each Less than 2% of Net Assets	3.76
Money Market Funds Plus Other Assets Less Liabilities	0.85

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	9.71%

2.	NVIDIA Corp.	7.15

3.	Apple, Inc.	6.06

4.	Alphabet, Inc., Class C	5.84

5.	Amazon.com, Inc.	5.77

6.	Mastercard, Inc., Class A	3.33

7.	Meta Platforms, Inc., Class A	3.22

8.	Netflix, Inc.	2.26

9.	Visa, Inc., Class A	2.20

10.	Eli Lilly and Co.	2.09

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco Capital Appreciation Fund

Schedule of Investments(a)

August 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–99.15%
Advertising–1.01%
Trade Desk, Inc. (The), Class A(b)	559,759	$44,797,513

Aerospace & Defense–1.00%
TransDigm Group, Inc.(b)	49,435	44,681,825

Apparel Retail–1.03%
TJX Cos., Inc. (The)	497,448	46,003,991

Application Software–6.55%
Adobe, Inc.(b)	125,909	70,425,940

HubSpot, Inc.(b)	97,084	53,058,348

Salesforce, Inc.(b)	154,113	34,129,865

Synopsys, Inc.(b)	198,328	91,010,736

Workday, Inc., Class A(b)	174,781	42,733,954

		291,358,843

Asset Management & Custody Banks–1.30%
Ares Management Corp., Class A	217,907	22,540,300

KKR & Co., Inc., Class A(c)	562,859	35,353,174

		57,893,474

Automobile Manufacturers–1.28%
Ferrari N.V. (Italy)(c)	86,601	27,516,602

Tesla, Inc.(b)	113,434	29,275,046

		56,791,648

Automotive Retail–1.00%
O’Reilly Automotive, Inc.(b)	47,503	44,638,569

Biotechnology–2.23%
Argenx SE, ADR (Netherlands)(b)	32,445	16,303,288

Regeneron Pharmaceuticals, Inc.(b)	48,113	39,764,914

Vertex Pharmaceuticals, Inc.(b)	124,051	43,211,925

		99,280,127

Broadline Retail–5.77%
Amazon.com, Inc.(b)	1,861,066	256,845,719

Cargo Ground Transportation–0.90%
Old Dominion Freight Line, Inc.	93,296	39,871,912

Casinos & Gaming–0.99%
Las Vegas Sands Corp.	800,082	43,892,499

Construction & Engineering–1.73%
Quanta Services, Inc.	366,756	76,971,082

Construction Machinery & Heavy Transportation Equipment–0.59%
Caterpillar, Inc.	92,661	26,049,787

Construction Materials–0.48%
Vulcan Materials Co.	98,559	21,510,502

Copper–0.37%
Freeport-McMoRan, Inc.	415,953	16,600,684

Electrical Components & Equipment–0.79%
Eaton Corp. PLC	151,738	34,955,883

	Shares	Value

Financial Exchanges & Data–0.83%
S&P Global, Inc.	94,264	$36,844,027

Health Care Equipment–4.57%
Boston Scientific Corp.(b)	1,148,331	61,940,974

DexCom, Inc.(b)	471,479	47,609,950

Intuitive Surgical, Inc.(b)	132,377	41,391,640

Stryker Corp.	184,555	52,330,570

		203,273,134

Health Care Facilities–0.45%
HCA Healthcare, Inc.	72,111	19,996,380

Homebuilding–1.00%
D.R. Horton, Inc.	374,680	44,594,414

Hotels, Resorts & Cruise Lines–1.57%
Booking Holdings, Inc.(b)	11,234	34,881,907

Marriott International, Inc., Class A	172,837	35,174,058

		70,055,965

Industrial Machinery & Supplies & Components–0.79%
Parker-Hannifin Corp.	84,503	35,229,301

Interactive Media & Services–9.06%
Alphabet, Inc., Class C(b)	1,891,445	259,789,971

Meta Platforms, Inc., Class A(b)	484,511	143,361,960

		403,151,931

Internet Services & Infrastructure–2.50%
MongoDB, Inc.(b)	129,748	49,472,912

Shopify, Inc., Class A (Canada)(b)	341,564	22,710,590

Snowflake, Inc., Class A(b)	249,889	39,195,090

		111,378,592

Managed Health Care–1.27%
UnitedHealth Group, Inc.	118,457	56,454,237

Movies & Entertainment–2.26%
Netflix, Inc.(b)	231,977	100,603,785

Oil & Gas Equipment & Services–1.16%
Schlumberger N.V.	876,993	51,707,507

Oil & Gas Exploration & Production–0.99%
Diamondback Energy, Inc.	290,339	44,067,653

Packaged Foods & Meats–0.46%
Lamb Weston Holdings, Inc.	212,195	20,669,915

Passenger Ground Transportation–1.33%
Uber Technologies, Inc.(b)	1,248,360	58,960,043

Pharmaceuticals–2.09%
Eli Lilly and Co.	167,710	92,944,882

Real Estate Services–0.46%
CoStar Group, Inc.(b)	251,479	20,618,763

Restaurants–1.59%
Chipotle Mexican Grill, Inc.(b)	20,453	39,405,568

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Capital Appreciation Fund

	Shares	Value

Restaurants–(continued)
McDonald’s Corp.	111,790	$31,429,758

		70,835,326

Semiconductor Materials & Equipment–0.50%
Lam Research Corp.	31,405	22,058,872

Semiconductors–11.44%
Advanced Micro Devices, Inc.(b)	199,922	21,135,754

Broadcom, Inc.	50,172	46,303,237

First Solar, Inc.(b)	178,079	33,678,301

Monolithic Power Systems, Inc.	131,529	68,554,230

NVIDIA Corp.	644,040	317,865,942

ON Semiconductor Corp.(b)	220,572	21,717,519

		509,254,983

Soft Drinks & Non-alcoholic Beverages–1.02%
Monster Beverage Corp.(b)	789,878	45,346,896

Specialty Chemicals–0.97%
Albemarle Corp.(c)	57,108	11,347,931

Sherwin-Williams Co. (The)	117,723	31,987,693

		43,335,624

Systems Software–13.21%
Microsoft Corp.	1,317,997	431,986,697

Oracle Corp.	547,576	65,922,675

Palo Alto Networks, Inc.(b)(c)	119,695	29,121,793

ServiceNow, Inc.(b)	103,066	60,688,353

		587,719,518

Technology Hardware, Storage & Peripherals–6.06%
Apple, Inc.	1,435,859	269,754,830

Trading Companies & Distributors–1.02%
United Rentals, Inc.	95,608	45,561,036

	Shares	Value

Transaction & Payment Processing Services–5.53%
Mastercard, Inc., Class A	359,221	$148,228,953

Visa, Inc., Class A(c)	398,450	97,891,196

		246,120,149

Total Common Stocks & Other Equity Interests (Cost $2,727,142,322)		4,412,681,821

Money Market Funds–0.79%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e)	12,338,397	12,338,397

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(d)(e)	8,810,299	8,811,180

Invesco Treasury Portfolio, Institutional Class, 5.25%(d)(e)	14,101,025	14,101,025

Total Money Market Funds (Cost $35,250,635)		35,250,602

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $2,762,392,957)		4,447,932,423

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–3.46%
Invesco Private Government Fund, 5.30%(d)(e)(f)	43,066,889	43,066,889

Invesco Private Prime Fund, 5.51%(d)(e)(f)	110,743,431	110,743,431

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $153,810,433)		153,810,320

TOTAL INVESTMENTS IN SECURITIES–103.40% (Cost $2,916,203,390)		4,601,742,743

OTHER ASSETS LESS LIABILITIES—(3.40)%		(151,228,265)

NET ASSETS–100.00%		$4,450,514,478

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,004,019	$363,783,351	$(356,448,973)	$-	$-	$12,338,397	$592,307
Invesco Liquid Assets Portfolio, Institutional Class	3,562,398	259,845,251	(254,600,010)	(1,445)	4,986	8,811,180	430,732
Invesco Treasury Portfolio, Institutional Class	5,718,878	415,752,402	(407,370,255)	-	-	14,101,025	671,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Capital Appreciation Fund

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$46,053,462	$469,565,258	$(472,551,831)	$–	$–	$43,066,889	$1,588,779	*
Invesco Private Prime Fund	118,423,189	1,014,735,101	(1,022,400,710)	(4,371)	(9,778)	110,743,431	4,304,625	*
Total	$178,761,946	$2,523,681,363	$(2,513,371,779)	$(5,816)	$(4,792)	$189,060,922	$7,587,618

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Capital Appreciation Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $2,727,142,322)*	$4,412,681,821

Investments in affiliated money market funds, at value (Cost $189,061,068)	189,060,922

Cash	5,000,000

Foreign currencies, at value (Cost $289)	272

Receivable for:
Fund shares sold	1,153,976

Dividends	2,041,651

Investment for trustee deferred compensation and retirement plans	433,727

Other assets	70,610

Total assets	4,610,442,979

Liabilities:
Payable for:
Fund shares reacquired	3,366,709

Collateral upon return of securities loaned	153,810,433

Accrued fees to affiliates	1,854,429

Accrued trustees’ and officers’ fees and benefits	366,288

Accrued other operating expenses	96,915

Trustee deferred compensation and retirement plans	433,727

Total liabilities	159,928,501

Net assets applicable to shares outstanding	$4,450,514,478

Net assets consist of:
Shares of beneficial interest	$2,991,004,162

Distributable earnings	1,459,510,316

$4,450,514,478

Net Assets:
Class A	$4,017,461,000

Class C	$145,370,110

Class R	$145,497,000

Class Y	$126,483,405

Class R5	$62,088

Class R6	$15,640,875

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	66,765,863

Class C	4,656,470

Class R	2,751,341

Class Y	1,805,151

Class R5	1,016

Class R6	219,445

Class A:
Net asset value per share	$60.17

Maximum offering price per share (Net asset value of $60.17 ÷ 94.50%)	$63.67

Class C:
Net asset value and offering price per share	$31.22

Class R:
Net asset value and offering price per share	$52.88

Class Y:
Net asset value and offering price per share	$70.07

Class R5:
Net asset value and offering price per share	$61.11

Class R6:
Net asset value and offering price per share	$71.27

*	At August 31, 2023, securities with an aggregate value of $152,111,048 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Capital Appreciation Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $11,356)	$28,566,355

Dividends from affiliated money market funds (includes net securities lending income of $488,489)	2,182,703

Total investment income	30,749,058

Expenses:
Advisory fees	23,502,277

Administrative services fees	573,967

Custodian fees	19,963

Distribution fees:
Class A	8,164,742

Class C	1,364,601

Class R	634,422

Transfer agent fees – A, C, R and Y	4,774,382

Transfer agent fees – R5	67

Transfer agent fees – R6	3,827

Trustees’ and officers’ fees and benefits	99,148

Registration and filing fees	277,569

Reports to shareholders	191,201

Professional services fees	79,594

Other	52,205

Total expenses	39,737,965

Less: Fees waived and/or expense offset arrangement(s)	(213,507)

Net expenses	39,524,458

Net investment income (loss)	(8,775,400)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(211,263,984)

Affiliated investment securities	(4,792)

Foreign currencies	(32,807)

(211,301,583)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	821,374,712

Affiliated investment securities	(5,816)

Foreign currencies	31,241

821,400,137

Net realized and unrealized gain	610,098,554

Net increase in net assets resulting from operations	$601,323,154

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Capital Appreciation Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:

Net investment income (loss)	$(8,775,400)	$(18,749,690)

Net realized gain (loss)	(211,301,583)	255,924,524

Change in net unrealized appreciation (depreciation)	821,400,137	(1,577,727,401)

Net increase (decrease) in net assets resulting from operations	601,323,154	(1,340,552,567)

Distributions to shareholders from distributable earnings:
Class A	(29,171,892)	(1,172,869,924)

Class C	(2,131,574)	(75,716,804)

Class R	(1,132,464)	(42,298,265)

Class Y	(701,899)	(30,905,063)

Class R5	(606)	(10,229)

Class R6	(83,781)	(3,523,987)

Total distributions from distributable earnings	(33,222,216)	(1,325,324,272)

Share transactions–net:
Class A	(264,763,529)	786,681,347

Class C	(17,953,661)	51,369,367

Class R	(73,739)	34,913,203

Class Y	1,348,296	15,696,964

Class R5	(24,187)	54,228

Class R6	659,402	524,910

Net increase (decrease) in net assets resulting from share transactions	(280,807,418)	889,240,019

Net increase (decrease) in net assets	287,293,520	(1,776,636,820)

Net assets:
Beginning of year	4,163,220,958	5,939,857,778

End of year	$4,450,514,478	$4,163,220,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Capital Appreciation Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 08/31/23	$52.44	$(0.10)	$8.25	$8.15	$–	$(0.42)	$(0.42)	$60.17	15.73	%(e)	$4,017,461	0.97	%(e)	0.97	%(e)	(0.20	)%(e)	83%
Year ended 08/31/22	88.67	(0.22)	(16.26)	(16.48)	–	(19.75)	(19.75)	52.44	(23.55	)(e)	3,767,413	0.94	(e)	0.94	(e)	(0.35	)(e)	70
Year ended 08/31/21	70.34	(0.35)	21.03	20.68	–	(2.35)	(2.35)	88.67	30.19	(e)	5,364,306	0.95	(e)	0.95	(e)	(0.46	)(e)	78
Year ended 08/31/20	62.38	(0.12)	21.17	21.05	–	(13.09)	(13.09)	70.34	39.41	(e)	4,478,067	1.00	(e)	1.00	(e)	(0.22	)(e)	31
Year ended 08/31/19	65.82	(0.03)	1.23	1.20	–	(4.64)	(4.64)	62.38	2.97		3,566,269	1.03	(f)	1.03		(0.06)		64
Class C
Year ended 08/31/23	27.63	(0.26)	4.27	4.01	–	(0.42)	(0.42)	31.22	14.86		145,370	1.74		1.74		(0.97)		83
Year ended 08/31/22	56.55	(0.40)	(8.77)	(9.17)	–	(19.75)	(19.75)	27.63	(24.16)		146,841	1.71		1.71		(1.12)		70
Year ended 08/31/21	46.01	(0.60)	13.49	12.89	–	(2.35)	(2.35)	56.55	29.17		221,514	1.73		1.73		(1.24)		78
Year ended 08/31/20	45.21	(0.39)	14.28	13.89	–	(13.09)	(13.09)	46.01	38.34		230,567	1.78		1.78		(1.00)		31
Year ended 08/31/19	49.50	(0.36)	0.71	0.35	–	(4.64)	(4.64)	45.21	2.18		201,751	1.80	(f)	1.80		(0.83)		64
Class R
Year ended 08/31/23	46.26	(0.21)	7.25	7.04	–	(0.42)	(0.42)	52.88	15.43		145,497	1.24		1.24		(0.47)		83
Year ended 08/31/22	80.77	(0.36)	(14.40)	(14.76)	–	(19.75)	(19.75)	46.26	(23.76)		127,130	1.21		1.21		(0.62)		70
Year ended 08/31/21	64.44	(0.51)	19.19	18.68	–	(2.35)	(2.35)	80.77	29.83		175,274	1.23		1.23		(0.74)		78
Year ended 08/31/20	58.28	(0.26)	19.51	19.25	–	(13.09)	(13.09)	64.44	39.04		147,187	1.28		1.28		(0.50)		31
Year ended 08/31/19	62.00	(0.18)	1.10	0.92	–	(4.64)	(4.64)	58.28	2.68		117,019	1.30	(f)	1.30		(0.32)		64
Class Y
Year ended 08/31/23	60.85	0.02	9.62	9.64	–	(0.42)	(0.42)	70.07	16.01		126,483	0.74		0.74		0.03		83
Year ended 08/31/22	99.48	(0.09)	(18.79)	(18.88)	–	(19.75)	(19.75)	60.85	(23.38)		108,866	0.71		0.71		(0.12)		70
Year ended 08/31/21	78.49	(0.21)	23.55	23.34	–	(2.35)	(2.35)	99.48	30.44		158,879	0.73		0.73		(0.24)		78
Year ended 08/31/20	68.08	0.01	23.49	23.50	–	(13.09)	(13.09)	78.49	39.75		114,061	0.78		0.78		0.00		31
Year ended 08/31/19	71.23	0.11	1.40	1.51	(0.02)	(4.64)	(4.66)	68.08	3.20		95,438	0.80	(f)	0.80		0.17		64
Class R5
Year ended 08/31/23	53.11	0.03	8.39	8.42	–	(0.42)	(0.42)	61.11	16.04		62	0.72		0.72		0.05		83
Year ended 08/31/22	89.38	(0.06)	(16.46)	(16.52)	–	(19.75)	(19.75)	53.11	(23.38)		77	0.70		0.70		(0.11)		70
Year ended 08/31/21	70.69	(0.14)	21.18	21.04	–	(2.35)	(2.35)	89.38	30.55		46	0.67		0.69		(0.18)		78
Year ended 08/31/20	62.44	0.07	21.27	21.34	–	(13.09)	(13.09)	70.69	39.90		36	0.67		0.67		0.11		31
Period ended 08/31/19(g)	58.66	0.05	3.73	3.78	–	–	–	62.44	6.44		11	0.68	(f)(h)	0.68	(h)	0.29	(h)	64
Class R6
Year ended 08/31/23	61.84	0.07	9.78	9.85	–	(0.42)	(0.42)	71.27	16.09		15,641	0.65		0.65		0.12		83
Year ended 08/31/22	100.70	(0.03)	(19.08)	(19.11)	–	(19.75)	(19.75)	61.84	(23.32)		12,895	0.63		0.63		(0.04)		70
Year ended 08/31/21	79.32	(0.12)	23.85	23.73	–	(2.35)	(2.35)	100.70	30.62		19,838	0.62		0.63		(0.13)		78
Year ended 08/31/20	68.60	0.10	23.71	23.81	–	(13.09)	(13.09)	79.32	39.91		14,514	0.63		0.67		0.15		31
Year ended 08/31/19	71.57	0.23	1.58	1.81	(0.14)	(4.64)	(4.78)	68.60	3.66		9,747	0.63	(f)	0.63		0.33		64

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the years ended August 31, 2019.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23%, 0.23%, 0.22% and 0.22% for the years ended August 31, 2023, 2022, 2021 and 2020, respectively.

(f)	Includes fee waivers which were less than 0.005% per share.
(g)	Commencement date after the close of business on May 24, 2019.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Capital Appreciation Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Capital Appreciation Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

15	Invesco Capital Appreciation Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2023, the Fund paid the Adviser $45,731 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

16	Invesco Capital Appreciation Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Next $1 billion	0.580%
Next $2 billion	0.560%
Next $2 billion	0.540%
Next $2 billion	0.520%
Next $2.5 billion	0.500%
Over $11 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.59%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with Oppenheimer Funds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2023, the Adviser waived advisory fees of $48,250.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as

17	Invesco Capital Appreciation Fund

fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $334,592 in front-end sales commissions from the sale of Class A shares and $2,123 and $2,933 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2023, the Fund incurred $64,980 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$4,412,681,821	$-	$-	$4,412,681,821

Money Market Funds	35,250,602	153,810,320	-	189,060,922

Total Investments	$4,447,932,423	$153,810,320	$-	$4,601,742,743

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $165,257.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18	Invesco Capital Appreciation Fund

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$–	$179,293,277

Long-term capital gain	33,222,216	1,146,030,995

Total distributions	$33,222,216	$1,325,324,272

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation – investments	$1,668,528,269

Net unrealized appreciation (depreciation) – foreign currencies	(17)

Temporary book/tax differences	(789,360)

Late-Year ordinary loss deferral	(9,500,063)

Capital loss carryforward	(198,728,513)

Shares of beneficial interest	2,991,004,162

Total net assets	$4,450,514,478

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$198,728,513	$–	$198,728,513

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $3,321,415,162 and $3,660,726,351, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,694,121,654

Aggregate unrealized (depreciation) of investments	(25,593,385)

Net unrealized appreciation of investments	$1,668,528,269

Cost of investments for tax purposes is $2,933,214,474.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2023, undistributed net investment income (loss) was increased by $7,492,412, undistributed net realized gain (loss) was increased by $234,721 and shares of beneficial interest was decreased by $7,727,133. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended August 31, 2023		Year ended August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	2,848,488	$148,836,766	3,044,971	$199,645,690

Class C	696,702	18,855,076	717,796	26,211,160

Class R	464,153	21,363,902	366,932	21,109,593

Class Y	671,686	40,535,147	693,565	53,097,385

Class R5	-	-	838	47,366

Class R6	68,973	4,249,700	65,904	4,906,211

19	Invesco Capital Appreciation Fund

	Summary of Share Activity

	Year ended August 31, 2023		Year ended August 31, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	587,370	$28,299,452	16,812,823	$1,134,361,740

Class C	84,255	2,118,157	2,093,379	74,838,311

Class R	26,613	1,129,190	707,191	42,169,792

Class Y	10,602	593,926	324,392	25,357,728

Class R5	11	535	101	6,862

Class R6	1,300	74,042	37,350	2,965,201

Automatic conversion of Class C shares to Class A shares:
Class A	293,650	15,248,127	267,782	17,193,893

Class C	(562,734)	(15,248,127)	(489,776)	(17,193,893)

Reacquired:
Class A	(8,810,555)	(457,147,874)	(8,776,105)	(564,519,976)

Class C	(875,419)	(23,678,767)	(924,712)	(32,486,211)

Class R	(487,446)	(22,566,831)	(496,246)	(28,366,182)

Class Y	(666,224)	(39,780,777)	(825,924)	(62,758,149)

Class R5	(452)	(24,722)	-	-

Class R6	(59,356)	(3,664,340)	(91,732)	(7,346,502)

Net increase (decrease) in share activity	(5,708,383)	$(280,807,418)	13,528,529	$889,240,019

20	Invesco Capital Appreciation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Capital Appreciation Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Capital Appreciation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,226.40	$5.44	$1,020.32	$4.94	0.97%
Class C	1,000.00	1,221.50	9.74	1,016.43	8.84	1.74
Class R	1,000.00	1,224.60	6.95	1,018.95	6.31	1.24
Class Y	1,000.00	1,227.80	4.16	1,021.48	3.77	0.74
Class R5	1,000.00	1,227.60	4.04	1,021.58	3.67	0.72
Class R6	1,000.00	1,228.10	3.65	1,021.93	3.31	0.65

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Capital Appreciation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Capital Appreciation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was

23	Invesco Capital Appreciation Fund

below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund’s investment process and portfolio management team underwent changes in December 2020. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’

or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Capital Appreciation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$33,222,216
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Capital Appreciation Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (nonprofit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Capital Appreciation Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Capital Appreciation Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-CAPA-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Core Plus Bond Fund

Nasdaq:

A: ACPSX ∎ C: CPCFX ∎ R: CPBRX ∎ Y: CPBYX ∎ R5: CPIIX ∎ R6: CPBFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

30	Financial Statements

33	Financial Highlights

34	Notes to Financial Statements

43	Report of Independent Registered Public Accounting Firm

44	Fund Expenses

45	Approval of Investment Advisory and Sub-Advisory Contracts

47	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class A shares of Invesco Core Plus Bond Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Aggregate Bond Index, the Fund’s broad market/style-specific benchmark. Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.59%
Class C Shares	-1.34
Class R Shares	-0.84
Class Y Shares	-0.33
Class R5 Shares	-0.34
Class R6 Shares	-0.41
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market/Style-Specific Index)	-1.19
Lipper Core Plus Bond Funds Index∎ (Peer Group Index)	-0.60

Source(s):▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The beginning of the fiscal year was headlined by the US Federal Reserve (the Fed) continuing its rapid tightening of monetary policy in an effort to combat inflation via higher interest rates while simultaneously engineering a soft landing to not push the economy into a recession. The Fed aggressively raised its federal funds rate at the beginning of the fiscal year: a 0.75% hike in November, its largest hike since 1994, a 0.50% hike in December and a 0.25% hike in January, to a target federal funds rate of 4.50% to 4.75%.1

 A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, significant volatility plagued fixed income markets as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread pushed overall corporate spread premiums wider over the fiscal year. However, issues did not seem to be systemic as policymakers responded swiftly which calmed markets. The Fed, aiming to further stabilize markets, continued course with their hawkish policy with two 0.25% hikes in March and May to a target federal funds rate of 5.00% to 5.25%. Markets stabilized due to milder inflation data and better-than-expected corporate earnings.

 Through the second quarter of 2023, global economic growth remained resilient but bifurcated as emerging markets and Asian economies showed robust growth while developed western economies had sluggish yet positive growth. US labor markets maintained momentum with unemployment still at historic lows despite a slight uptick at the end of

May. Inflation generally eased in developed economies, largely driven by moderation in the goods component of inflation. However, core inflation remained more stubborn and led to developed central banks to continue tightening, showcased by another 0.25% hike by the Fed in July, bringing the target rate from 5.25% to 5.50%, its highest level since June 2006.1 While rates remained elevated across all maturities on the yield curve, the two-year Treasury rates increased from 3.45% to 4.85% during the fiscal year, while 10-year Treasury rates increased from 3.53% to 4.48%.2 At the end of the fiscal year, the yield curve remained inverted. Additionally, in August, US debt was downgraded by the Fitch credit rating agency from AAA to AA† on the premise of expected fiscal deterioration over the next three years.3

 We believe markets have priced in that the Fed is near the end or has finished its interest rate hiking cycle, with the expectations that the US is likely to avoid a substantial broad-based recession. We expect some weakness in the second half of the calendar year as policymakers accomplish a bumpy landing.

 We anticipate economic activity will remain relatively resilient. In the US, we believe rate hikes are ending and inflation will continue to fall significantly, albeit imperfectly. As we enter 2024, we expect a more positive growth outlook to unfold as the US economy recovers.

 The Fund, at NAV, generated negative returns for the fiscal year, but outperformed its broad market/style-specific benchmark. Overweight exposure to investment-grade corporates was the notable contributor to the Fund’s relative performance, specifically in the consumer-cyclical and electric subsectors. An overweight in the banking sector was the primary detractor to the Fund’s relative performance, driven by tightening financial conditions and slowing economic growth. Outperformance from the securitized sector, particularly within asset-backed securities (ABS) was driven by a rise in yields.

Overweight exposure to commercial mortgage-backed securities, particularly conduit and single borrower issues, contributed to the Fund’s performance relative to its broad market/style-specific benchmark during the fiscal year. The Fund’s out-of-index exposure to US dollar-denominated emerging market corporate debt during the fiscal year also contributed to the Fund’s relative performance. Security selection within Treasuries slightly detracted from relative Fund performance, as the Fed continued their hawkish monetary policies.

 The Fund benefited from incremental income earned from transactions in the highly liquid to-be-announced market for agency mortgage-backed securities (MBS). Such transactions involve the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Cash received by the Fund as a result of this repurchase transaction may be invested in short-term instruments, and the income from these investments, together with any additional fee income received from this activity, generates income for the Fund.

 The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. Duration of the portfolio was maintained close to that of the broad market/style-specific benchmark, on average, and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark during the fiscal year contributed to relative returns. Buying and selling US Treasury futures and interest rate swaptions were important tools used for the management of interest rate risk and to maintain our targeted portfolio duration.

 Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this was effective in managing the currency positioning within the Fund.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the

2	Invesco Core Plus Bond Fund

increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco Core Plus Bond Fund and for sharing our long-term investment horizon.

1	Source: Federal Reserve of Economic Data
2	Source: US Department of the Treasury

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Core Plus Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Core Plus Bond Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (6/3/09)	2.80%
10 Years	1.76
5 Years	-0.19
1 Year	-4.82

Class C Shares
Inception (6/3/09)	2.67%
10 Years	1.58
5 Years	-0.07
1 Year	-2.29

Class R Shares
Inception (6/3/09)	2.86%
10 Years	1.94
5 Years	0.44
1 Year	-0.84

Class Y Shares
Inception (6/3/09)	3.38%
10 Years	2.45
5 Years	0.94
1 Year	-0.33

Class R5 Shares
Inception (6/3/09)	3.38%
10 Years	2.46
5 Years	0.94
1 Year	-0.34

Class R6 Shares
Inception (9/24/12)	2.09%
10 Years	2.50
5 Years	0.99
1 Year	-0.41

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Core Plus Bond Fund

Supplemental Information

Invesco Core Plus Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Lipper Core Plus Bond Funds Index is an unmanaged index considered representative of core plus bond funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program

Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Core Plus Bond Fund

Fund Information

Portfolio Composition

By security type	% of total investments

U.S. Dollar Denominated Bonds & Notes	33.80%

U.S. Government Sponsored Agency Mortgage- Backed Securities	21.28

Asset-Backed Securities	18.52

U.S. Treasury Securities	6.62

Preferred Stocks	1.39

Security types each less than 1% of portfolio	1.04

Money Market Funds	17.35

Top Five Debt Issuers*

		% of total net assets

1.	Federal National Mortgage Association	23.08%

2.	U.S. Treasury	8.59

3.	Government National Mortgage Association	4.17

4.	Philip Morris International, Inc.	1.03

5.	Bayview MSR Opportunity Master Fund Trust	0.98

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco Core Plus Bond Fund

Schedule of Investments(a)

August 31, 2023

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–44.87%
Aerospace & Defense–0.74%
Boeing Co. (The), 2.20%,
02/04/2026	$400,000	$369,209

L3Harris Technologies, Inc.,
5.40%, 07/31/2033	5,828,000	5,841,477

5.60%, 07/31/2053	2,681,000	2,701,859

Lockheed Martin Corp.,
5.10%, 11/15/2027	2,294,000	2,320,557

5.90%, 11/15/2063(b)	1,667,000	1,839,191

RTX Corp., 5.15%,
02/27/2033(b)	6,502,000	6,431,966

TransDigm, Inc.,
6.75%, 08/15/2028(c)	4,650,000	4,672,113

6.88%, 12/15/2030(b)(c)	10,475,000	10,555,553

		34,731,925

Air Freight & Logistics–0.30%
United Parcel Service, Inc.,
4.88%, 03/03/2033(b)	4,562,000	4,560,837

5.05%, 03/03/2053(b)	9,721,000	9,514,266

		14,075,103

Asset Management & Custody Banks–0.63%
Ameriprise Financial, Inc.,
5.15%, 05/15/2033	7,678,000	7,518,305

Apollo Management Holdings
L.P., 2.65%,

06/05/2030(b)(c)	573,000	470,724

Ares Capital Corp.,
2.88%, 06/15/2028(b)	500,000	422,213

3.20%, 11/15/2031	900,000	700,257

Bank of New York Mellon Corp. (The),
5.83%, 10/25/2033(d)	2,439,000	2,501,000

Series J, 4.97%,
04/26/2034(b)(d)	4,245,000	4,078,097

Series I, 3.75%(d)(e)	925,000	756,225

Blackstone Secured Lending
Fund, 2.13%, 02/15/2027	4,882,000	4,144,637

Northern Trust Corp., 6.13%,
11/02/2032	2,985,000	3,049,085

State Street Corp., 5.16%,
05/18/2034(b)(d)	6,217,000	6,036,754

		29,677,297

Automobile Manufacturers–1.30%
Ford Motor Credit Co. LLC,
6.95%, 06/10/2026	9,322,000	9,343,254

7.35%, 11/04/2027	7,967,000	8,115,343

6.80%, 05/12/2028(b)	12,525,000	12,532,405

7.35%, 03/06/2030	5,404,000	5,505,990

7.20%, 06/10/2030	9,394,000	9,552,007

Hyundai Capital America,
5.60%, 03/30/2028(c)	5,565,000	5,539,688

2.00%, 06/15/2028(b)(c)	800,000	675,520

5.80%, 04/01/2030(b)(c)	1,155,000	1,152,174

Mercedes-Benz Finance North
America LLC (Germany),
5.10%, 08/03/2028(c)	8,985,000	8,961,164

	Principal Amount	Value
Automobile Manufacturers–(continued)
Volkswagen Group of America
Finance LLC (Germany),
4.60%, 06/08/2029(c)	$217,000	$207,752

		61,585,297

Automotive Parts & Equipment–0.65%
ERAC USA Finance LLC,
4.90%, 05/01/2033(c)	6,885,000	6,724,925

5.40%, 05/01/2053(c)	6,663,000	6,533,261

Nemak S.A.B. de C.V. (Mexico),
3.63%, 06/28/2031(c)	4,329,000	3,308,325

ZF North America Capital, Inc.
(Germany),
6.88%, 04/14/2028(c)	5,242,000	5,230,235

7.13%, 04/14/2030(b)(c)	8,695,000	8,817,799

		30,614,545

Automotive Retail–0.16%
Advance Auto Parts, Inc.,
5.95%, 03/09/2028(b)	2,387,000	2,362,096

AutoZone, Inc., 5.20%,
08/01/2033	4,788,000	4,679,457

Sonic Automotive, Inc., 4.63%,
11/15/2029(b)(c)	439,000	375,771

		7,417,324

Biotechnology–0.71%
Amgen, Inc.,
5.25%, 03/02/2025	4,553,000	4,536,431

5.15%, 03/02/2028	5,835,000	5,831,622

5.25%, 03/02/2030(b)	2,529,000	2,533,798

5.25%, 03/02/2033	6,273,000	6,243,013

5.60%, 03/02/2043	5,008,000	4,918,293

5.65%, 03/02/2053	9,685,000	9,608,006

		33,671,163

Brewers–0.00%
Cia Cervecerias Unidas S.A.
(Chile), 3.35%,
01/19/2032(c)	250,000	209,177

Broadline Retail–0.07%
Alibaba Group Holding Ltd.
(China), 4.20%,
12/06/2047	600,000	448,324

B2W Digital Lux S.a.r.l. (Brazil),
4.38%, 12/20/2030(c)(f)	600,000	78,139

Falabella S.A. (Chile), 3.75%,
10/30/2027(c)	200,000	177,040

Macy’s Retail Holdings LLC,
6.13%, 03/15/2032(c)	150,000	128,760

Prosus N.V. (China),
3.26%, 01/19/2027(c)	2,597,000	2,333,814

3.06%, 07/13/2031(c)	200,000	152,029

4.19%, 01/19/2032(c)	200,000	163,277

		3,481,383

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Core Plus Bond Fund

	Principal Amount	Value
Cable & Satellite–0.44%
CCO Holdings LLC/CCO Holdings
Capital Corp.,
6.38%, 09/01/2029(b)(c)	$8,833,000	$8,370,478

7.38%, 03/01/2031(b)(c)	4,925,000	4,899,734

4.50%, 06/01/2033(c)	533,000	421,214

Charter Communications
Operating LLC/Charter
Communications Operating
Capital Corp., 3.50%,
06/01/2041	372,000	246,816

Comcast Corp., 5.50%,
11/15/2032	4,463,000	4,580,905

Cox Communications, Inc.,
5.70%, 06/15/2033(c)	2,095,000	2,090,467

		20,609,614

Cargo Ground Transportation–0.34%
Penske Truck Leasing Co. L.P./PTL
Finance Corp.,
5.75%, 05/24/2026(c)	1,537,000	1,527,196

5.70%, 02/01/2028(c)	2,377,000	2,351,738

5.55%, 05/01/2028(c)	4,820,000	4,732,919

6.05%, 08/01/2028(c)	5,143,000	5,152,747

6.20%, 06/15/2030(b)(c)	2,259,000	2,271,103

		16,035,703

Casinos & Gaming–0.01%
Wynn Macau Ltd. (Macau),
5.13%, 12/15/2029(c)	400,000	327,888

Commercial & Residential Mortgage Finance–0.10%
Aviation Capital Group LLC,
6.25%, 04/15/2028(c)	3,910,000	3,893,514

6.38%, 07/15/2030(c)	555,000	550,716

Rocket Mortgage LLC/Rocket
Mortgage Co-Issuer, Inc.,
2.88%, 10/15/2026(b)(c)	531,000	472,457

		4,916,687

Commodity Chemicals–0.00%
Alpek S.A.B. de C.V. (Mexico),
3.25%, 02/25/2031(c)	200,000	163,317

Computer & Electronics Retail–0.12%
Booz Allen Hamilton, Inc.,
5.95%, 08/04/2033(b)	1,975,000	2,000,023

Leidos, Inc.,
2.30%, 02/15/2031	500,000	396,422

5.75%, 03/15/2033	3,378,000	3,359,131

		5,755,576

Construction & Engineering–0.02%
Bioceanico Sovereign Certificate
Ltd. (Paraguay), 0.00%,
06/05/2034(c)(g)	133,586	94,899

Mexico City Airport Trust (Mexico),
3.88%, 04/30/2028(c)	200,000	184,632

5.50%, 07/31/2047(c)	600,000	498,430

Rutas 2 and 7 Finance Ltd.
(Paraguay), 0.00%,
09/30/2036(c)(g)	216,000	139,051

		917,012

	Principal Amount	Value
Construction Machinery & Heavy Transportation Equipment– 0.48%
Caterpillar Financial Services Corp., 5.15%,
08/11/2025(b)	$16,071,000	$16,071,074

SMBC Aviation Capital Finance
DAC (Ireland), 5.70%,
07/25/2033(c)	6,942,000	6,733,581

		22,804,655

Construction Materials–0.01%
CEMEX S.A.B. de C.V. (Mexico),
9.13%(c)(d)(e)	600,000	627,557

Consumer Finance–0.32%
Ally Financial, Inc., 2.20%,
11/02/2028(b)	542,000	437,797

Capital One Financial Corp.,
6.31%, 06/08/2029(b)(d)	6,310,000	6,310,578

5.27%, 05/10/2033(b)(d)	1,100,000	1,023,483

6.38%, 06/08/2034(d)	5,660,000	5,594,538

General Motors Financial Co.,
Inc., 5.40%, 04/06/2026(b)	1,146,000	1,132,315

Synchrony Financial, 4.50%,
07/23/2025	670,000	639,877

		15,138,588

Consumer Staples Merchandise Retail–0.11%
Dollar General Corp.,
5.00%, 11/01/2032(b)	365,000	347,739

5.50%, 11/01/2052	2,106,000	1,911,302

Target Corp., 4.80%,
01/15/2053(b)	2,945,000	2,717,650

		4,976,691

Copper–0.09%
Freeport-McMoRan, Inc.,
5.40%, 11/14/2034	385,000	365,186

PT Freeport Indonesia (Indonesia),
4.76%, 04/14/2027(c)	217,000	209,491

5.32%, 04/14/2032(c)	3,845,000	3,589,530

		4,164,207

Data Processing & Outsourced Services–0.47%
Concentrix Corp., 6.85%,
08/02/2033	23,131,000	22,160,242

Distillers & Vintners–0.04%
Brown-Forman Corp., 4.75%,
04/15/2033(b)	818,000	810,288

Constellation Brands, Inc.,
4.90%, 05/01/2033	1,294,000	1,248,448

		2,058,736

Distributors–0.01%
Genuine Parts Co., 2.75%,
02/01/2032	331,000	269,977

Diversified Banks–8.15%
Africa Finance Corp.
(Supranational), 4.38%,
04/17/2026(c)	20,285,000	19,001,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Australia and New Zealand Banking
Group Ltd. (Australia),
6.74%, 12/08/2032(b)(c)	$3,661,000	$3,784,789

6.75%(c)(d)(e)	2,837,000	2,779,083

Banco de Bogota S.A.
(Colombia), 4.38%,
08/03/2027(c)	400,000	369,182

Banco GNB Sudameris S.A.
(Colombia), 7.50%,
04/16/2031(c)(d)	200,000	165,877

Bank Gospodarstwa Krajowego
(Poland), 5.38%,
05/22/2033(c)	200,000	195,660

Bank of America Corp.,
6.39% (SOFR + 1.05%),
02/04/2028(h)	2,919,000	2,914,855

4.95%, 07/22/2028(b)(d)	2,245,000	2,199,144

5.20%, 04/25/2029(b)(d)	11,402,000	11,233,335

5.02%, 07/22/2033(b)(d)	3,562,000	3,429,792

5.29%, 04/25/2034(b)(d)	5,431,000	5,301,741

Bank of Nova Scotia (The)
(Canada), 8.63%,
10/27/2082(b)(d)	4,868,000	4,974,488

Barclays PLC (United Kingdom),
4.84%, 05/09/2028	600,000	556,302

8.00%(d)(e)	8,981,000	8,050,209

BBVA Bancomer S.A. (Mexico),
8.45%, 06/29/2038(c)(d)	300,000	300,361

BNP Paribas S.A. (France),
4.38%, 03/01/2033(c)(d)	600,000	543,592

8.50%(b)(c)(d)(e)	5,866,000	5,860,134

BPCE S.A. (France), 2.28%,
01/20/2032(b)(c)(d)	447,000	345,907

Citigroup, Inc.,
2.57%, 06/03/2031(d)	651,000	537,919

6.17%, 05/25/2034(d)	11,914,000	11,879,062

3.88%(b)(d)(e)	12,654,000	11,104,391

7.38%(b)(d)(e)	15,736,000	15,873,690

Series A, 9.70%(3 mo. Term
SOFR + 4.33%)(e)(h)	2,199,000	2,199,056

Commonwealth Bank of Australia
(Australia), 2.69%,
03/11/2031(c)	525,000	411,900

Credit Suisse AG (Switzerland),
3.63%, 09/09/2024	2,607,000	2,536,881

Export-Import Bank of India
(India), 3.38%,
08/05/2026(c)	200,000	188,925

Federation des caisses Desjardins du
Quebec (Canada),
5.28%, 01/23/2026(c)(d)	1,980,000	1,956,270

4.55%, 08/23/2027(b)(c)	5,009,000	4,881,353

Fifth Third Bancorp,
2.38%, 01/28/2025	2,170,000	2,066,397

1.71%, 11/01/2027(d)	2,330,000	2,028,965

6.34%, 07/27/2029(b)(d)	2,277,000	2,305,829

4.77%, 07/28/2030(d)	5,768,000	5,402,292

4.34%, 04/25/2033(d)	290,000	256,373

	Principal Amount	Value
Diversified Banks–(continued)
HSBC Holdings PLC (United Kingdom),
5.89%, 08/14/2027(d)	$9,554,000	$9,526,820

5.21%, 08/11/2028(d)	2,171,000	2,119,674

2.36%, 08/18/2031(d)	288,000	228,292

2.87%, 11/22/2032(d)	790,000	629,050

5.40%, 08/11/2033(d)	540,000	515,725

6.33%, 03/09/2044(d)	8,104,000	8,179,420

Israel Discount Bank Ltd.
(Israel), 5.38%,
01/26/2028(c)	400,000	394,274

JPMorgan Chase & Co.,
4.85%, 07/25/2028(b)(d)	2,386,000	2,339,381

5.30%, 07/24/2029(b)(d)	9,271,000	9,222,473

2.96%, 05/13/2031(d)	300,000	255,172

5.72%, 09/14/2033(b)(d)	5,938,000	5,937,258

5.35%, 06/01/2034(b)(d)	17,819,000	17,614,143

Series W, 6.63%(3 mo. Term SOFR + 1.26%),
05/15/2047(h)	1,400,000	1,205,578

KeyBank N.A.,
3.30%, 06/01/2025	2,322,000	2,177,259

4.15%, 08/08/2025	1,587,000	1,502,925

5.85%, 11/15/2027	2,362,000	2,279,812

4.90%, 08/08/2032	700,000	578,053

KeyCorp,
3.88%, 05/23/2025(b)(d)	3,264,000	3,115,633

2.55%, 10/01/2029	2,110,000	1,674,111

Lloyds Banking Group PLC
(United Kingdom), 4.98%,
08/11/2033(d)	357,000	330,824

Magyar Export-Import Bank
Zartkoruen Mukodo
Reszvenytarsasag (Hungary),
6.13%, 12/04/2027(c)	325,000	323,465

Manufacturers & Traders Trust Co.,
2.90%, 02/06/2025	4,686,000	4,455,355

4.70%, 01/27/2028	4,060,000	3,798,234

Mitsubishi UFJ Financial Group, Inc. (Japan),
5.24%, 04/19/2029(b)(d)	2,023,000	1,998,966

1.80%, 07/20/2033(d)	2,765,000	2,686,783

5.41%, 04/19/2034(b)(d)	2,126,000	2,097,260

Mizuho Financial Group, Inc. (Japan),
5.78%, 07/06/2029(d)	4,433,000	4,442,138

5.67%, 09/13/2033(d)	3,830,000	3,798,348

Multibank, Inc. (Panama),
7.75%, 02/03/2028(c)	6,576,000	6,684,701

National Australia Bank Ltd.
(Australia), 2.33%,
08/21/2030(c)	632,000	492,978

National Bank of Oman SAOG
(Oman), 5.63%,
09/25/2023(c)	400,000	399,388

National Securities Clearing Corp.,
5.10%, 11/21/2027(c)	4,169,000	4,162,608

5.00%, 05/30/2028(c)	2,499,000	2,485,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
PNC Financial Services Group, Inc.
(The),
5.58%, 06/12/2029(b)(d)	$10,499,000	$10,416,613

6.04%, 10/28/2033(d)	3,160,000	3,211,751

5.07%, 01/24/2034(b)(d)	3,673,000	3,481,120

Series V, 6.20%(d)(e)	4,592,000	4,293,881

Series W, 6.25%(d)(e)	6,972,000	6,184,792

Royal Bank of Canada (Canada),
6.03%(SOFR + 0.71%),
01/21/2027(h)	2,114,000	2,089,886

Shinhan Financial Group Co. Ltd.
(South Korea), 3.34%,
02/05/2030(c)(d)	200,000	191,800

Standard Chartered PLC (United Kingdom),
6.19%, 07/06/2027(c)(d)	3,542,000	3,551,457

2.68%, 06/29/2032(c)(d)	3,192,000	2,514,668

6.30%, 07/06/2034(c)(d)	410,000	409,576

4.30%(c)(d)(e)	9,045,000	6,675,948

7.75%(c)(d)(e)	11,053,000	10,800,409

Sumitomo Mitsui Financial Group, Inc. (Japan),
5.77%, 01/13/2033(b)	10,083,000	10,234,941

6.18%, 07/13/2043(b)	3,016,000	3,035,091

Sumitomo Mitsui Trust Bank Ltd.
(Japan), 5.65%,
03/09/2026(c)	2,010,000	2,012,970

Synovus Bank, 5.63%,
02/15/2028	3,033,000	2,813,464

Toronto-Dominion Bank (The)
(Canada), 8.13%,
10/31/2082(d)	4,400,000	4,433,097

U.S. Bancorp,
5.78%, 06/12/2029(b)(d)	8,064,000	8,049,767

4.97%, 07/22/2033(d)	1,928,000	1,759,707

5.85%, 10/21/2033(d)	4,053,000	4,039,073

4.84%, 02/01/2034(b)(d)	7,639,000	7,089,249

5.84%, 06/12/2034(b)(d)	7,698,000	7,694,272

Wells Fargo & Co.,
4.81%, 07/25/2028(d)	1,378,000	1,337,368

5.57%, 07/25/2029(d)	6,382,000	6,357,759

4.90%, 07/25/2033(b)(d)	1,353,000	1,273,649

5.39%, 04/24/2034(d)	3,553,000	3,462,083

5.56%, 07/25/2034(b)(d)	16,797,000	16,582,975

7.63%(b)(d)(e)	6,679,000	6,854,324

Westpac Banking Corp. (Australia),
5.41%, 08/10/2033(d)	481,000	452,987

2.67%, 11/15/2035(d)	225,000	173,083

		384,764,392

Diversified Capital Markets–0.01%
Credit Suisse Group AG (Switzerland),
4.50%(c)(d)(e)(f)	5,650,000	339,000

5.25%(c)(d)(e)(f)	3,522,000	211,320

		550,320

Diversified Chemicals–0.02%
Braskem Netherlands Finance B.V.
(Brazil),
4.50%, 01/31/2030(c)	200,000	167,152

7.25%, 02/13/2033(b)(c)	400,000	379,252

5.88%, 01/31/2050(c)	200,000	154,030

	Principal Amount	Value
Diversified Chemicals–(continued)
MEGlobal B.V. (Kuwait), 2.63%,
04/28/2028(c)	$200,000	$176,451

SABIC Capital II B.V. (Saudi Arabia), 4.50%,
10/10/2028(c)	200,000	193,299

		1,070,184

Diversified Financial Services–0.83%
AerCap Ireland Capital DAC/AerCap
Global Aviation Trust (Ireland),
5.75%, 06/06/2028	8,975,000	8,904,478

3.00%, 10/29/2028	223,000	193,418

Arab Petroleum Investments Corp. (Supranational),
4.13%, 09/18/2023(c)	200,000	199,886

BOC Aviation (USA) Corp.
(China), 4.88%,
05/03/2033(c)	310,000	295,551

Gabon Blue Bond Master Trust,
Series 2, 6.10%,
08/01/2038(c)	12,220,000	12,006,229

Jackson Financial, Inc., 5.67%,
06/08/2032(b)	548,000	522,485

OPEC Fund for International
Development (The)
(Supranational), 4.50%,
01/26/2026(c)	9,425,000	9,258,811

Pershing Square Holdings Ltd.,
3.25%, 11/15/2030(c)	4,200,000	3,262,510

3.25%, 10/01/2031(c)	5,900,000	4,414,889

Peru Enhanced Pass-Through
Finance Ltd. (Peru),
Class A-2, 0.00%,
06/02/2025(c)(g)	44,698	41,881

		39,100,138

Diversified Metals & Mining–0.08%
Corp. Nacional del Cobre de
Chile (Chile), 5.13%,
02/02/2033(c)	3,583,000	3,445,052

Minera Mexico S.A. de C.V.
(Mexico), 4.50%,
01/26/2050(c)	200,000	152,838

		3,597,890

Diversified REITs–0.28%
Trust Fibra Uno (Mexico),
5.25%, 12/15/2024(c)	325,000	320,565

5.25%, 01/30/2026(b)(c)	7,067,000	6,835,764

4.87%, 01/15/2030(b)(c)	3,434,000	3,001,685

6.39%, 01/15/2050(c)	3,343,000	2,695,918

VICI Properties L.P., 5.13%,
05/15/2032(b)	500,000	463,860

		13,317,792

Diversified Support Services–0.13%
Ritchie Bros. Holdings, Inc. (Canada),
6.75%, 03/15/2028(b)(c)	1,297,000	1,314,509

7.75%, 03/15/2031(b)(c)	4,665,000	4,830,701

		6,145,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Core Plus Bond Fund

	Principal Amount	Value
Drug Retail–0.14%
CK Hutchison International (23) Ltd. (United Kingdom),
4.88%, 04/21/2033(c)	$6,846,000	$6,617,424

Education Services–0.20%
Grand Canyon University,
3.25%, 10/01/2023	7,113,500	7,098,387

Johns Hopkins University (The),
Series A, 4.71%,
07/01/2032(b)	2,372,000	2,348,432

		9,446,819

Electric Utilities–1.86%
Alexander Funding Trust II,
7.47%, 07/31/2028(b)(c)	5,394,000	5,467,980

Alfa Desarrollo S.p.A. (Chile),
4.55%, 09/27/2051(c)	199,014	143,956

American Electric Power Co.,
Inc., 5.75%, 11/01/2027	2,282,000	2,324,468

Comision Federal de Electricidad
(Mexico), 6.26%,
02/15/2052(c)	600,000	509,102

Drax Finco PLC (United
Kingdom), 6.63%,
11/01/2025(c)	6,116,000	6,019,788

Duke Energy Carolinas LLC,
5.35%, 01/15/2053	3,241,000	3,155,387

Duke Energy Corp., 5.00%,
08/15/2052	2,783,000	2,443,720

Duke Energy Indiana LLC,
5.40%, 04/01/2053	3,923,000	3,819,535

Electricidad Firme de Mexico
Holdings S.A. de C.V.
(Mexico), 4.90%,
11/20/2026(c)	400,000	352,174

Electricite de France S.A. (France),
5.70%, 05/23/2028(c)	1,488,000	1,490,562

4.88%, 09/21/2038(c)	550,000	467,275

9.13%(c)(d)(e)	3,285,000	3,444,281

Empresa de Transmision
Electrica S.A. (Panama),
5.13%, 05/02/2049(c)	200,000	157,736

Enel Finance International N.V.
(Italy), 6.80%,
10/14/2025(c)	2,089,000	2,131,564

Evergy Metro, Inc., 4.95%,
04/15/2033	1,962,000	1,910,869

Eversource Energy, Series R,
1.65%, 08/15/2030	213,000	167,831

Exelon Corp., 5.60%,
03/15/2053	3,489,000	3,371,759

Florida Power & Light Co.,
4.80%, 05/15/2033	2,140,000	2,091,819

Georgia Power Co., 4.95%,
05/17/2033(b)	6,571,000	6,363,144

Greenko Power II Ltd. (India),
4.30%, 12/13/2028(c)	185,500	161,119

Kallpa Generacion S.A. (Peru),
4.13%, 08/16/2027(c)	200,000	186,001

Mercury Chile Holdco LLC (Chile),
6.50%, 01/24/2027(c)	6,181,000	5,747,143

Metropolitan Edison Co.,
5.20%, 04/01/2028(c)	1,610,000	1,591,075

	Principal Amount	Value
Electric Utilities–(continued)
MVM Energetika Zrt (Hungary),
7.50%, 06/09/2028(c)	$200,000	$203,330

National Rural Utilities Cooperative
Finance Corp.,
5.80%, 01/15/2033(b)	2,621,000	2,707,436

7.13%, 09/15/2053(d)	5,792,000	5,835,458

NextEra Energy Capital Holdings, Inc.,
6.05%, 03/01/2025	3,541,000	3,557,057

5.00%, 07/15/2032	151,000	146,016

Oklahoma Gas and Electric Co.,
5.60%, 04/01/2053	1,901,000	1,893,225

Pennsylvania Electric Co.,
5.15%, 03/30/2026(c)	447,000	439,972

PT Perusahaan Perseroan (Persero)
Perusahaan Listrik Negara
(Indonesia),
5.45%, 05/21/2028(c)	200,000	198,173

3.38%, 02/05/2030(c)	200,000	174,310

Public Service Co. of Colorado,
5.25%, 04/01/2053	2,995,000	2,769,899

Public Service Electric and Gas
Co., 5.13%, 03/15/2053(b)	1,890,000	1,846,586

San Diego Gas & Electric Co.,
5.35%, 04/01/2053	7,355,000	7,136,734

Southern Co. (The), 5.70%,
10/15/2032(b)	1,763,000	1,791,548

Southwestern Electric Power
Co., 5.30%, 04/01/2033	2,631,000	2,578,018

State Grid Overseas Investment
BVI Ltd. (China), 3.50%,
05/04/2027(c)	200,000	190,914

Virginia Electric and Power Co.,
5.00%, 04/01/2033	2,853,000	2,777,285

Vistra Operations Co. LLC,
4.38%, 05/01/2029(c)	172,000	151,813

		87,916,062

Electrical Components & Equipment–0.30%
CenterPoint Energy Houston
Electric LLC, Series AJ,
4.85%, 10/01/2052	2,397,000	2,222,009

Regal Rexnord Corp.,
6.05%, 04/15/2028(c)	4,804,000	4,756,829

6.30%, 02/15/2030(c)	2,407,000	2,398,549

6.40%, 04/15/2033(c)	2,961,000	2,935,766

Sensata Technologies B.V.,
5.88%, 09/01/2030(b)(c)	2,099,000	1,987,933

		14,301,086

Electronic Equipment & Instruments–0.01%
Trimble, Inc., 6.10%,
03/15/2033(b)	423,000	427,415

Electronic Manufacturing Services–0.26%
Emerald Debt Merger Sub LLC,
6.63%, 12/15/2030(c)	12,229,000	12,053,758

Environmental & Facilities Services–0.14%
Clean Harbors, Inc., 6.38%,
02/01/2031(b)(c)	3,452,000	3,435,884

Republic Services, Inc.,
4.88%, 04/01/2029	975,000	962,592

5.00%, 04/01/2034	2,052,000	2,017,139

		6,415,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Core Plus Bond Fund

	Principal Amount	Value
Financial Exchanges & Data–0.43%
B3 S.A. - Brasil, Bolsa, Balcao
(Brazil), 4.13%,
09/20/2031(c)	$5,670,000	$4,799,366

Intercontinental Exchange, Inc.,
4.95%, 06/15/2052(b)	1,893,000	1,768,755

5.20%, 06/15/2062(b)	3,947,000	3,747,887

Nasdaq, Inc.,
5.35%, 06/28/2028(b)	2,172,000	2,174,803

5.55%, 02/15/2034(b)	3,239,000	3,235,413

5.95%, 08/15/2053(b)	1,500,000	1,495,798

6.10%, 06/28/2063	3,236,000	3,196,888

		20,418,910

Forest Products–0.01%
Celulosa Arauco y Constitucion S.A.
(Chile),
4.50%, 08/01/2024	500,000	491,518

5.15%, 01/29/2050(c)	200,000	160,971

		652,489

Gas Utilities–0.15%
Infraestructura Energetica Nova,
S.A.P.I. de C.V. (Mexico),
4.88%, 01/14/2048(c)	400,000	304,537

Piedmont Natural Gas Co., Inc.,
5.40%, 06/15/2033	4,293,000	4,240,995

Promigas S.A. ESP/Gases del
Pacifico SAC (Colombia),
3.75%, 10/16/2029(c)	400,000	338,496

Southwest Gas Corp., 5.45%,
03/23/2028	2,010,000	2,005,669

		6,889,697

Gold–0.00%
Endeavour Mining PLC (Burkina
Faso), 5.00%,
10/14/2026(c)	200,000	176,334

Health Care Distributors–0.02%
McKesson Corp., 5.10%,
07/15/2033(b)	885,000	878,757

Health Care Equipment–0.01%
Teleflex, Inc., 4.63%,
11/15/2027	385,000	363,444

Health Care Facilities–0.28%
HCA, Inc.,
5.50%, 06/01/2033(b)	1,046,000	1,027,982

5.90%, 06/01/2053	6,406,000	6,151,006

UPMC,
5.04%, 05/15/2033	4,724,000	4,656,154

5.38%, 05/15/2043	1,570,000	1,523,916

		13,359,058

Health Care REITs–0.03%
Omega Healthcare Investors, Inc.,
3.38%, 02/01/2031	514,000	415,794

3.25%, 04/15/2033	512,000	382,696

Welltower OP LLC, 3.10%,
01/15/2030	600,000	522,170

		1,320,660

	Principal Amount	Value
Health Care Services–0.51%
CVS Health Corp.,
5.00%, 01/30/2029	$4,706,000	$4,638,159

5.25%, 01/30/2031(b)	616,000	608,937

5.30%, 06/01/2033(b)	5,494,000	5,384,082

5.88%, 06/01/2053	2,378,000	2,324,602

6.00%, 06/01/2063(b)	2,482,000	2,433,060

Piedmont Healthcare, Inc.,
Series 2032, 2.04%,
01/01/2032	700,000	550,111

Series 2042, 2.72%,
01/01/2042	2,672,000	1,781,297

2.86%, 01/01/2052	3,213,000	2,048,375

Providence St. Joseph Health
Obligated Group, Series 21-A,
2.70%, 10/01/2051	7,745,000	4,533,610

		24,302,233

Health Care Supplies–0.01%
Medline Borrower L.P., 3.88%,
04/01/2029(c)	624,000	545,329

Highways & Railtracks–0.02%
TransJamaican Highway Ltd.
(Jamaica), 5.75%,
10/10/2036(c)	1,251,708	1,036,872

Home Improvement Retail–0.44%
Lowe’s Cos., Inc.,
5.00%, 04/15/2033(b)	4,100,000	4,007,496

5.15%, 07/01/2033(b)	5,103,000	5,043,823

5.75%, 07/01/2053(b)	1,537,000	1,521,204

5.80%, 09/15/2062	1,464,000	1,417,803

5.85%, 04/01/2063	8,908,000	8,728,041

		20,718,367

Homebuilding–0.01%
M.D.C. Holdings, Inc., 6.00%,
01/15/2043	390,000	341,328

Hotel & Resort REITs–0.01%
Service Properties Trust,
4.95%, 02/15/2027(b)	565,000	489,708

Hotels, Resorts & Cruise Lines–0.12%
Carnival Corp., 7.00%,
08/15/2029(b)(c)	1,799,000	1,826,989

Marriott International, Inc.,
4.90%, 04/15/2029(b)	4,052,000	3,947,362

		5,774,351

Housewares & Specialties–0.01%
Newell Brands, Inc., 6.38%,
09/15/2027(b)	350,000	343,966

Independent Power Producers & Energy Traders–0.30%
AES Panama Generation Holdings
S.R.L. (Panama), 4.38%,
05/31/2030(c)	198,210	171,586

Colbun S.A. (Chile), 3.95%,
10/11/2027(c)	200,000	186,805

Emirates SembCorp Water &
Power Co. PJSC (United Arab
Emirates), 4.45%,
08/01/2035(c)	200,000	187,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Core Plus Bond Fund

	Principal Amount	Value

Independent Power Producers & Energy Traders–(continued)
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia),
5.38%, 12/30/2030(c)	$650,000	$479,803

5.38%, 12/30/2030(c)	11,848,000	8,745,694

Vistra Corp., 7.00%(c)(d)(e)	4,491,000	4,160,914

		13,932,172

Industrial Conglomerates–0.26%
Bidvest Group UK PLC (The) (South Africa), 3.63%, 09/23/2026(c)	5,946,000	5,302,940

Honeywell International, Inc., 5.00%, 02/15/2033	6,979,000	7,040,621

		12,343,561

Industrial Machinery & Supplies & Components–0.28%
Flowserve Corp., 2.80%, 01/15/2032	782,000	621,826

HTA Group Ltd. (Tanzania), 7.00%, 12/18/2025(c)	200,000	189,536

Ingersoll Rand, Inc.,
5.40%, 08/14/2028	1,486,000	1,490,164

5.70%, 08/14/2033	5,419,000	5,498,048

nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	5,460,000	5,289,641

		13,089,215

Industrial REITs–0.38%
Cibanco S.A. Ibm/PLA Administradora Industrial S de RL de C.V. (Mexico), 4.96%, 07/18/2029(c)	200,000	186,237

Prologis L.P.,
4.88%, 06/15/2028(b)	4,289,000	4,247,726

5.13%, 01/15/2034	4,133,000	4,071,968

5.25%, 06/15/2053	9,649,000	9,211,453

		17,717,384

Insurance Brokers–0.04%
Marsh & McLennan Cos., Inc., 5.45%, 03/15/2053	1,881,000	1,860,180

Integrated Oil & Gas–0.89%
BP Capital Markets America, Inc.,
4.81%, 02/13/2033	6,912,000	6,693,599

4.89%, 09/11/2033(b)	466,000	453,713

3.06%, 06/17/2041	840,000	616,994

ConocoPhillips Co.,
5.55%, 03/15/2054(b)	7,669,000	7,694,443

5.70%, 09/15/2063	3,287,000	3,311,922

Ecopetrol S.A. (Colombia), 4.63%, 11/02/2031	136,000	107,549

Occidental Petroleum Corp., 4.63%, 06/15/2045	4,288,000	3,266,856

Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029(b)	11,641,000	10,388,556

6.70%, 02/16/2032	7,361,000	5,571,620

10.00%, 02/07/2033(b)(c)	4,260,000	3,883,750

	Principal Amount	Value

Integrated Oil & Gas–(continued)
Saudi Arabian Oil Co. (Saudi Arabia), 3.50%, 04/16/2029(c)	$200,000	$183,530

		42,172,532

Integrated Telecommunication Services–0.54%
AT&T, Inc., 5.40%, 02/15/2034(b)	6,512,000	6,326,432

British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(c)(d)	10,020,000	8,842,708

IHS Holding Ltd. (Nigeria),
5.63%, 11/29/2026(c)	4,630,000	3,998,977

6.25%, 11/29/2028(c)	3,440,000	2,780,071

Sitios Latinoamerica S.A.B. de C.V. (Brazil), 5.38%, 04/04/2032(c)	4,137,000	3,703,155

		25,651,343

Interactive Media & Services–0.28%
Baidu, Inc. (China), 4.13%, 06/30/2025	200,000	194,538

Globo Comunicacao e Participacoes S.A. (Brazil), 5.50%, 01/14/2032(c)	300,000	252,861

Match Group Holdings II LLC,
5.63%, 02/15/2029(c)	5,956,000	5,619,649

3.63%, 10/01/2031(c)	120,000	97,933

Meta Platforms, Inc., 5.75%, 05/15/2063	6,522,000	6,591,486

Telecomunicaciones Digitales S.A. (Panama), 4.50%, 01/30/2030(c)	200,000	170,356

Weibo Corp. (China), 3.38%, 07/08/2030	200,000	156,827

		13,083,650

Investment Banking & Brokerage–1.94%
Charles Schwab Corp. (The), 5.64%, 05/19/2029(d)	5,780,000	5,772,299

5.85%, 05/19/2034(d)	5,778,000	5,787,502

6.14%, 08/24/2034(b)(d)	14,310,000	14,565,799

Series G, 5.38%(b)(d)(e)	578,000	560,660

Series K, 5.00%(b)(d)(e)	1,719,000	1,507,461

Goldman Sachs Group, Inc. (The),
5.99%(SOFR + 0.79%),
12/09/2026(h)	2,961,000	2,935,539

Series T, 3.80%(d)(e)	378,000	317,792

Series V, 4.13%(d)(e)	4,136,000	3,478,975

Series W, 7.50%(b)(d)(e)	21,987,000	22,151,903

Jefferies Financial Group, Inc., 4.15%, 01/23/2030(b)	335,000	302,083

Morgan Stanley,
5.12%, 02/01/2029(d)	2,205,000	2,162,146

5.16%, 04/20/2029(d)	7,265,000	7,127,940

5.45%, 07/20/2029(b)(d)	3,413,000	3,394,130

5.25%, 04/21/2034(d)	12,704,000	12,344,860

5.42%, 07/21/2034(d)	7,397,000	7,275,848

5.95%, 01/19/2038(d)	1,773,000	1,725,161

		91,410,098

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Core Plus Bond Fund

	Principal Amount	Value

Leisure Products–0.04%
Brunswick Corp., 5.10%, 04/01/2052	$2,585,000	$1,903,593

Life & Health Insurance–1.78%
Athene Holding Ltd., 4.13%, 01/12/2028(b)	850,000	794,985

Delaware Life Global Funding,
Series 22-1, 3.31%, 03/10/2025(c)	11,863,000	11,162,609

Series 21-1, 2.66%, 06/29/2026(c)	31,380,000	28,213,130

F&G Annuities & Life, Inc., 7.40%, 01/13/2028(c)	3,906,000	3,977,201

MAG Mutual Holding Co., 4.75%, 04/30/2041(c)(i)	27,101,000	21,812,370

MetLife, Inc.,
5.25%, 01/15/2054(b)	5,805,000	5,509,988

Series D, 5.88%(d)(e)	200,000	187,740

Pacific Life Global Funding II, 6.06%(SOFR + 0.80%), 03/30/2025(c)(h)	7,356,000	7,349,177

Principal Financial Group, Inc., 5.38%, 03/15/2033	3,834,000	3,804,378

Sammons Financial Group, Inc., 4.75%, 04/08/2032(c)	1,500,000	1,247,903

		84,059,481

Managed Health Care–0.57%
Centene Corp., 2.50%, 03/01/2031	773,000	616,277

Kaiser Foundation Hospitals,
Series 2021, 2.81%, 06/01/2041	6,139,000	4,367,392

3.00%, 06/01/2051	4,509,000	3,040,056

UnitedHealth Group, Inc.,
5.25%, 02/15/2028(b)	3,263,000	3,327,501

5.30%, 02/15/2030	5,546,000	5,661,016

5.35%, 02/15/2033(b)	4,768,000	4,895,698

5.05%, 04/15/2053	2,804,000	2,678,527

5.20%, 04/15/2063	2,330,000	2,235,214

		26,821,681

Marine Ports & Services–0.00%
DP World Ltd. (United Arab Emirates), 6.85%, 07/02/2037(c)	200,000	214,893

Movies & Entertainment–0.18%
Walt Disney Co. (The), 6.55%, 03/15/2033	40,000	44,214

Warnermedia Holdings, Inc.,
4.28%, 03/15/2032	590,000	520,885

5.05%, 03/15/2042	3,495,000	2,876,289

5.14%, 03/15/2052	2,473,000	1,972,742

5.39%, 03/15/2062	3,833,000	3,044,777

		8,458,907

Multi-line Insurance–0.13%
Allianz SE (Germany), 3.20%(c)(d)(e)	345,000	262,182

Metropolitan Life Global Funding I, 5.15%, 03/28/2033(c)	6,109,000	5,978,029

		6,240,211

	Principal Amount	Value

Multi-Sector Holdings–0.01%
SURA Asset Management S.A. (Colombia), 4.88%, 04/17/2024(c)	$300,000	$297,249

Multi-Utilities–0.27%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), 4.70%, 04/24/2033(c)	400,000	392,066

Ameren Illinois Co., 4.95%, 06/01/2033	3,338,000	3,272,692

Dominion Energy, Inc., 5.38%, 11/15/2032(b)	5,507,000	5,424,208

NiSource, Inc., 5.25%, 03/30/2028	1,375,000	1,370,061

WEC Energy Group, Inc., 5.15%, 10/01/2027	2,356,000	2,351,526

		12,810,553

Office REITs–0.10%
Alexandria Real Estate Equities, Inc.,
1.88%, 02/01/2033	200,000	147,763

2.95%, 03/15/2034	206,000	163,224

4.75%, 04/15/2035	119,000	110,190

Brandywine Operating Partnership L.P., 7.55%, 03/15/2028(b)	4,102,000	3,850,286

Office Properties Income Trust, 4.50%, 02/01/2025	330,000	295,480

		4,566,943

Oil & Gas Drilling–0.12%
Valaris Ltd., 8.38%, 04/30/2030(c)	5,589,000	5,697,930

Oil & Gas Equipment & Services–0.15%
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(c)	3,963,000	3,946,079

Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(c)	4,383,000	3,368,117

		7,314,196

Oil & Gas Exploration & Production–0.68%
Apache Corp., 7.75%, 12/15/2029	2,888,000	3,011,991

Baytex Energy Corp. (Canada), 8.50%, 04/30/2030(c)	4,292,000	4,355,891

Civitas Resources, Inc.,
8.38%, 07/01/2028(b)(c)	4,075,000	4,202,344

8.75%, 07/01/2031(b)(c)	5,072,000	5,255,860

Gran Tierra Energy, Inc. (Colombia), 7.75%, 05/23/2027(c)	400,000	318,293

Murphy Oil Corp., 6.38%, 07/15/2028(b)	4,384,000	4,385,720

Sinopec Group Overseas Development (2018) Ltd. (China), 2.95%, 08/08/2029(c)	200,000	180,771

Tengizchevroil Finance Co. International Ltd. (Kazakhstan), 4.00%, 08/15/2026(c)	200,000	181,283

Transocean Titan Financing Ltd., 8.38%, 02/01/2028(c)	4,013,000	4,126,497

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Core Plus Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)
Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(c)	$7,487,000	$6,165,559

		32,184,209

Oil & Gas Refining & Marketing–0.30%
Cosan Luxembourg S.A. (Brazil), 7.50%, 06/27/2030(c)	8,425,000	8,429,464

Empresa Nacional del Petroleo (Chile), 6.15%, 05/10/2033(c)	600,000	593,388

Phillips 66 Co., 5.30%, 06/30/2033(b)	5,065,000	5,017,316

Puma International Financing S.A. (Singapore), 5.00%, 01/24/2026(c)	200,000	186,300

		14,226,468

Oil & Gas Storage & Transportation–2.19%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), 3.65%, 11/02/2029(c)	200,000	186,380

Cheniere Energy Partners L.P., 5.95%, 06/30/2033(c)	4,313,000	4,309,617

Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026(c)	2,100,000	2,121,980

Enbridge, Inc. (Canada),
5.70%, 03/08/2033	5,496,000	5,501,111

7.38%, 01/15/2083(d)	3,673,000	3,619,668

7.63%, 01/15/2083(d)	3,229,000	3,262,769

Genesis Energy L.P./Genesis Energy Finance Corp., 8.88%, 04/15/2030(b)	2,485,000	2,477,478

GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
6.13%, 02/23/2038(c)	4,010,000	4,029,543

6.51%, 02/23/2042(c)	5,385,000	5,463,086

Kinder Morgan, Inc.,
7.75%, 01/15/2032	680,000	760,457

4.80%, 02/01/2033	2,826,000	2,635,762

5.20%, 06/01/2033	4,897,000	4,693,125

5.45%, 08/01/2052(b)	4,060,000	3,629,352

MPLX L.P.,
5.00%, 03/01/2033	2,980,000	2,814,417

4.95%, 03/14/2052	2,269,000	1,872,324

ONEOK, Inc.,
5.65%, 11/01/2028	2,795,000	2,800,544

5.80%, 11/01/2030	4,076,000	4,086,705

6.35%, 01/15/2031(b)	495,000	509,138

6.05%, 09/01/2033(b)	6,998,000	7,055,522

6.63%, 09/01/2053	9,957,000	10,049,413

Sabine Pass Liquefaction LLC, 5.90%, 09/15/2037	2,954,000	2,970,032

Targa Resources Corp.,
5.20%, 07/01/2027	593,000	587,373

6.25%, 07/01/2052	1,941,000	1,866,582

TMS Issuer S.a.r.l. (Saudi Arabia), 5.78%, 08/23/2032(c)	2,210,000	2,251,367

Western Midstream Operating L.P., 6.15%, 04/01/2033(b)	3,996,000	3,980,441

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
Williams Cos., Inc. (The),
5.30%, 08/15/2028	$13,189,000	$13,129,472

2.60%, 03/15/2031	1,017,000	835,323

4.65%, 08/15/2032(b)	527,000	495,158

5.65%, 03/15/2033(b)	5,509,000	5,542,508

		103,536,647

Other Specialty Retail–0.04%
Tractor Supply Co., 5.25%, 05/15/2033(b)	1,882,000	1,844,257

Packaged Foods & Meats–0.35%
Frigorifico Concepcion S.A. (Paraguay), 7.70%, 07/21/2028(c)	900,000	762,953

McCormick & Co., Inc., 4.95%, 04/15/2033(b)	1,644,000	1,593,679

Minerva Luxembourg S.A. (Brazil), 4.38%, 03/18/2031(c)	17,753,000	14,141,498

		16,498,130

Paper Products–0.00%
Suzano Austria GmbH (Brazil), 7.00%, 03/16/2047(c)	205,000	205,329

Passenger Airlines–0.39%
American Airlines Pass-Through Trust,
Series 2017-1, Class B, 4.95%, 02/15/2025	297,500	288,367

Series 2021-1, Class A, 2.88%, 07/11/2034	590,539	490,646

British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(c)	2,384,034	2,008,946

Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(c)	1,227,347	1,200,270

4.75%, 10/20/2028(c)	2,927,541	2,812,906

United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	1,639,483	1,638,252

5.80%, 07/15/2037	10,114,000	10,118,512

		18,557,899

Personal Care Products–0.49%
Kenvue, Inc.,
5.35%, 03/22/2026(c)	1,065,000	1,070,805

5.05%, 03/22/2028(b)(c)	2,665,000	2,673,732

5.00%, 03/22/2030(c)	4,975,000	4,981,636

4.90%, 03/22/2033(b)(c)	6,640,000	6,607,982

5.10%, 03/22/2043(b)(c)	2,587,000	2,540,163

5.05%, 03/22/2053(b)(c)	2,958,000	2,899,116

5.20%, 03/22/2063(c)	2,510,000	2,458,222

		23,231,656

Pharmaceuticals–0.37%
Eli Lilly and Co., 4.88%, 02/27/2053(b)	2,442,000	2,404,611

Merck & Co., Inc.,
5.00%, 05/17/2053	2,709,000	2,648,248

5.15%, 05/17/2063	1,739,000	1,699,259

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Core Plus Bond Fund

	Principal Amount	Value

Pharmaceuticals–(continued)
Pfizer Investment Enterprises Pte. Ltd.,
4.75%, 05/19/2033	$710,000	$699,040

5.30%, 05/19/2053	9,825,000	9,835,842

		17,287,000

Precious Metals & Minerals–0.00%
ALROSA Finance S.A. (Russia), 4.65%, 04/09/2024(c)(f)(i)	200,000	0

Property & Casualty Insurance–0.07%
Fairfax Financial Holdings Ltd. (Canada), 4.63%, 04/29/2030	700,000	644,808

Travelers Cos., Inc. (The), 5.45%, 05/25/2053	2,619,000	2,659,271

		3,304,079

Rail Transportation–0.33%
Autoridad del Canal de Panama (Panama), 4.95%, 07/29/2035(c)	300,000	284,147

Empresa de los Ferrocarriles del Estado (Chile), 3.83%, 09/14/2061(c)	209,000	136,072

Norfolk Southern Corp.,
5.05%, 08/01/2030(b)	4,801,000	4,756,169

5.35%, 08/01/2054(b)	6,579,000	6,401,566

Union Pacific Corp., 5.15%, 01/20/2063	4,213,000	4,042,961

		15,620,915

Real Estate Development–0.64%
Agile Group Holdings Ltd. (China),
5.75%, 01/02/2025(c)	390,000	48,750

5.50%, 04/21/2025(c)	4,142,000	517,750

Arabian Centres Sukuk II Ltd. (Saudi Arabia), 5.63%, 10/07/2026(c)	200,000	184,131

Country Garden Holdings Co. Ltd. (China), 5.40%, 05/27/2025(c)	935,000	85,085

Essential Properties L.P., 2.95%, 07/15/2031	1,000,000	750,599

Logan Group Co. Ltd. (China),
4.25%, 07/12/2025(c)(f)	2,055,000	154,125

4.50%, 01/13/2028(c)(f)	1,750,000	135,625

Piedmont Operating Partnership L.P., 9.25%, 07/20/2028	27,056,000	27,703,344

Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(c)	2,251,000	260,306

Sino-Ocean Land Treasure IV Ltd. (China), 3.25%, 05/05/2026(c)	2,025,000	222,082

		30,061,797

Real Estate Services–0.01%
CBRE Services, Inc., 5.95%, 08/15/2034(b)	475,000	470,374

Regional Banks–1.13%
Banco Internacional del Peru S.A.A. Interbank (Peru), 3.25%, 10/04/2026(c)	200,000	185,781

	Principal Amount	Value

Regional Banks–(continued)
Citizens Financial Group, Inc.,
5.64%, 05/21/2037(d)	$2,872,000	$2,533,486

Series G, 4.00%(d)(e)	6,015,000	4,564,904

Huntington Bancshares, Inc., 6.21%, 08/21/2029(d)	16,192,000	16,305,175

M&T Bank Corp., 5.05%, 01/27/2034(b)(d)	3,313,000	3,014,872

Truist Financial Corp.,
6.05%, 06/08/2027(d)	5,842,000	5,840,530

4.87%, 01/26/2029(d)	3,570,000	3,426,668

4.92%, 07/28/2033(d)	6,052,000	5,398,889

6.12%, 10/28/2033(b)(d)	3,114,000	3,135,214

5.12%, 01/26/2034(b)(d)	3,153,000	2,959,306

5.87%, 06/08/2034(b)(d)	6,264,000	6,209,484

		53,574,309

Reinsurance–0.19%
Global Atlantic (Fin) Co., 7.95%, 06/15/2033(c)	291,000	285,878

Global Atlantic Fin Co.,
3.13%, 06/15/2031(c)	308,000	228,628

4.70%, 10/15/2051(c)(d)	11,381,000	8,238,395

		8,752,901

Renewable Electricity–0.02%
Adani Green Energy Ltd. (India), 4.38%, 09/08/2024(c)	200,000	187,250

Aydem Yenilenebilir Enerji A.S. (Turkey), 7.75%, 02/02/2027(c)	400,000	356,128

Empresa Electrica Cochrane S.p.A. (Chile), 5.50%, 05/14/2027(c)	120,160	112,288

ENN Clean Energy International Investment Ltd. (China), 3.38%, 05/12/2026(c)	200,000	180,241

		835,907

Restaurants–1.02%
Alsea S.A.B. de C.V. (Mexico), 7.75%, 12/14/2026(c)	400,000	403,176

Arcos Dorados B.V. (Brazil), 6.13%, 05/27/2029(c)	7,783,000	7,509,038

McDonald’s Corp.,
4.80%, 08/14/2028(b)	15,274,000	15,211,004

4.95%, 08/14/2033	12,716,000	12,599,795

5.15%, 09/09/2052	3,720,000	3,567,964

5.45%, 08/14/2053(b)	8,758,000	8,770,219

		48,061,196

Retail REITs–0.15%
Agree L.P., 2.60%, 06/15/2033	921,000	700,977

Kimco Realty OP LLC, 2.25%, 12/01/2031	265,000	205,480

Kite Realty Group Trust, 4.75%, 09/15/2030	432,000	395,892

NNN REIT, Inc., 5.60%, 10/15/2033	3,201,000	3,140,049

Realty Income Corp., 5.63%, 10/13/2032(b)	2,104,000	2,104,184

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Core Plus Bond Fund

	Principal Amount	Value

Retail REITs–(continued)
Spirit Realty L.P., 2.70%, 02/15/2032	$787,000	$617,824

		7,164,406

Self-Storage REITs–0.34%
Extra Space Storage L.P.,
5.70%, 04/01/2028	1,846,000	1,855,668

3.90%, 04/01/2029	99,000	90,758

2.55%, 06/01/2031	382,000	307,022

2.40%, 10/15/2031	482,000	378,901

2.35%, 03/15/2032	296,000	230,477

Public Storage,
5.10%, 08/01/2033	7,436,000	7,380,043

5.35%, 08/01/2053(b)	4,456,000	4,362,788

Public Storage Operating Co., 5.13%, 01/15/2029(b)	1,297,000	1,296,186

		15,901,843

Semiconductors–0.22%
Broadcom, Inc.,
2.45%, 02/15/2031(c)	658,000	530,805

3.19%, 11/15/2036(c)	290,000	218,105

Foundry JV Holdco LLC, 5.88%, 01/25/2034(c)	8,978,000	8,864,208

SK hynix, Inc. (South Korea), 6.38%, 01/17/2028(c)	600,000	608,282

Skyworks Solutions, Inc., 3.00%, 06/01/2031	279,000	227,271

		10,448,671

Single-Family Residential REITs–0.67%
Invitation Homes Operating Partnership L.P.,
5.45%, 08/15/2030	16,226,000	15,894,150

5.50%, 08/15/2033	16,367,000	15,858,155

		31,752,305

Sovereign Debt–1.26%
Colombia Government International Bond (Colombia),
3.25%, 04/22/2032	200,000	150,295

8.00%, 04/20/2033	5,622,000	5,822,089

7.50%, 02/02/2034	3,455,000	3,438,282

Dominican Republic International Bond (Dominican Republic), 4.50%, 01/30/2030(c)	200,000	174,939

Egypt Government International Bond (Egypt),
5.25%, 10/06/2025(c)	4,150,000	3,226,662

7.50%, 01/31/2027(c)	4,000,000	2,893,432

Ghana Government International Bond (Ghana), 7.75%, 04/07/2029(c)(f)	4,937,000	2,146,188

Hungary Government International Bond (Hungary), 5.38%, 03/25/2024	76,000	75,839

Indonesia Government International Bond (Indonesia), 6.63%, 02/17/2037(c)	400,000	446,578

Israel Government International Bond (Israel), 4.50%, 01/17/2033	200,000	192,977

	Principal Amount	Value

Sovereign Debt–(continued)
Jordan Government International Bond (Jordan), 7.50%, 01/13/2029(c)	$600,000	$610,212

KSA Sukuk Ltd. (Saudi Arabia), 3.63%, 04/20/2027(c)	200,000	191,028

Mexico Government International Bond (Mexico),
4.50%, 04/22/2029	200,000	193,317

4.88%, 05/19/2033	200,000	189,851

6.35%, 02/09/2035	3,380,000	3,514,113

6.34%, 05/04/2053(b)	12,774,000	12,783,044

Oman Government International Bond (Oman),
6.00%, 08/01/2029(c)	200,000	201,581

6.25%, 01/25/2031(c)	3,290,000	3,336,748

Panama Government International Bond (Panama),
6.40%, 02/14/2035	500,000	514,331

6.85%, 03/28/2054(b)	2,520,000	2,583,860

Philippine Government International Bond (Philippines), 5.50%, 01/17/2048	2,231,000	2,246,341

Republic of Poland Government International Bond (Poland), 5.75%, 11/16/2032	310,000	322,677

Republic of South Africa Government International Bond (South Africa), 5.75%, 09/30/2049	200,000	142,136

Romanian Government International Bond (Romania),
5.25%, 11/25/2027(c)	300,000	295,200

6.63%, 02/17/2028(c)	5,030,000	5,205,934

3.63%, 03/27/2032(c)	300,000	252,230

7.13%, 01/17/2033(c)	6,774,000	7,134,715

7.63%, 01/17/2053(c)	500,000	539,040

Saudi Government International Bond (Saudi Arabia),
4.38%, 04/16/2029(c)	415,000	403,797

5.00%, 01/18/2053(c)	200,000	177,940

Serbia International Bond (Serbia), 6.50%, 09/26/2033(c)	300,000	296,739

		59,702,115

Specialized Finance–0.03%
Blackstone Holdings Finance Co. LLC, 1.60%, 03/30/2031(c)	189,000	140,865

Blackstone Private Credit Fund,
2.63%, 12/15/2026	449,000	386,558

3.25%, 03/15/2027	793,000	691,279

India Airport Infra (India), 6.25%, 10/25/2025(c)	400,000	392,365

		1,611,067

Specialty Chemicals–0.76%
Braskem Idesa S.A.P.I. (Mexico),
7.45%, 11/15/2029(b)(c)	7,775,000	4,928,666

6.99%, 02/20/2032(c)	5,888,000	3,530,509

OCP S.A. (Morocco), 3.75%, 06/23/2031(c)	200,000	165,553

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Core Plus Bond Fund

	Principal Amount	Value

Specialty Chemicals–(continued)
Sasol Financing USA LLC (South Africa),
4.38%, 09/18/2026	$8,796,000	$7,913,355

6.50%, 09/27/2028	300,000	270,406

8.75%, 05/03/2029(c)	7,995,000	7,813,234

5.50%, 03/18/2031(b)	14,272,000	11,436,659

		36,058,382

Steel–0.08%
POSCO (South Korea), 5.75%, 01/17/2028(c)	3,669,000	3,698,459

Systems Software–0.49%
Oracle Corp.,
6.25%, 11/09/2032	10,029,000	10,500,604

4.90%, 02/06/2033(b)	5,387,000	5,148,025

6.90%, 11/09/2052	4,144,000	4,516,730

5.55%, 02/06/2053	2,722,000	2,532,090

VMware, Inc., 2.20%, 08/15/2031	297,000	231,709

		22,929,158

Technology Hardware, Storage & Peripherals–0.01%
Lenovo Group Ltd. (China), 6.54%, 07/27/2032(c)	400,000	403,077

Tobacco–1.12%
B.A.T Capital Corp. (United Kingdom),
2.73%, 03/25/2031	357,000	282,947

7.08%, 08/02/2043	1,495,000	1,487,875

7.08%, 08/02/2053	2,493,000	2,456,728

Philip Morris International, Inc.,
5.00%, 11/17/2025	1,807,000	1,797,402

5.13%, 11/17/2027	5,365,000	5,357,876

4.88%, 02/15/2028(b)	11,783,000	11,638,108

5.13%, 02/15/2030	13,105,000	12,959,495

5.75%, 11/17/2032(b)	3,007,000	3,051,431

5.38%, 02/15/2033	13,877,000	13,711,752

		52,743,614

Trading Companies & Distributors–0.56%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(c)(d)	8,778,000	8,664,465

Air Lease Corp., 3.63%, 12/01/2027	340,000	312,701

Avolon Holdings Funding Ltd. (Ireland),
2.75%, 02/21/2028(c)	725,000	624,669

6.38%, 05/04/2028(c)	6,641,000	6,593,994

GATX Corp., 4.90%,

03/15/2033(b)	2,274,000	2,131,393

Triton Container International Ltd. (Bermuda),
2.05%, 04/15/2026(c)	4,028,000	3,586,975

3.15%, 06/15/2031(c)	5,734,000	4,419,801

		26,333,998

Transaction & Payment Processing Services–0.54%
Fiserv, Inc.,
5.38%, 08/21/2028(b)	10,277,000	10,308,730

5.63%, 08/21/2033(b)	7,843,000	7,906,315

	Principal Amount	Value

Transaction & Payment Processing Services–(continued)
Mastercard, Inc., 4.85%, 03/09/2033(b)	$7,455,000	$7,494,333

		25,709,378

Wireless Telecommunication Services–0.57%
Axiata SPV2 Bhd. (Malaysia), 4.36%, 03/24/2026(c)	200,000	194,589

Bharti Airtel Ltd. (India), 4.38%, 06/10/2025(c)	200,000	195,514

Liquid Telecommunications Financing PLC (South Africa), 5.50%, 09/04/2026(c)	200,000	125,137

Oztel Holdings SPC Ltd. (Oman), 5.63%, 10/24/2023(c)	200,000	199,839

SixSigma Networks Mexico S.A.de C.V. (Mexico), 7.50%, 05/02/2025(c)	325,000	290,774

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025(c)	1,498,438	1,483,735

5.15%, 03/20/2028(c)	3,248,050	3,221,044

T-Mobile USA, Inc.,
5.05%, 07/15/2033	4,645,000	4,484,700

5.65%, 01/15/2053	5,313,000	5,186,757

VEON Holdings B.V. (Netherlands), 3.38%, 11/25/2027(c)	4,049,000	2,854,545

Vodafone Group PLC (United Kingdom),
4.13%, 06/04/2081(d)	5,448,000	4,261,709

5.13%, 06/04/2081(d)	6,245,000	4,363,042

Xiaomi Best Time International Ltd. (China), 4.10%, 07/14/2051(c)	400,000	239,374

		27,100,759

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,236,631,490)		2,119,181,349

U.S. Government Sponsored Agency Mortgage-Backed Securities–28.26%
Collateralized Mortgage Obligations–0.73%
Fannie Mae REMICs, IO,
7.00%, 05/25/2033(j)	3,392	563

6.00%, 07/25/2033(j)	2,742	447

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K038, Class X1, IO, 1.23%, 03/25/2024(k)	21,753,869	73,752

Series K083, Class AM, 4.03%, 10/25/2028(l)	4,736,000	4,542,004

Series K085, Class AM, 4.06%, 10/25/2028(l)	4,736,000	4,563,449

Series K089, Class AM, 3.63%, 01/25/2029(l)	8,018,000	7,558,640

Series K088, Class AM, 3.76%, 01/25/2029(l)	18,944,000	17,980,148

		34,719,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Core Plus Bond Fund

	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–0.28%
3.50%, 08/01/2026	$109,371	$106,821

7.00%, 05/01/2028 to 06/01/2032	279,140	284,135

6.00%, 03/01/2029 to 10/01/2032	8,210	8,397

7.50%, 05/01/2030 to 05/01/2035	264,942	268,985

8.50%, 08/01/2031	15,287	15,989

3.00%, 02/01/2032	1,056,933	999,628

6.50%, 08/01/2032 to 09/01/2036	63,705	66,031

8.00%, 08/01/2032	11,093	11,466

5.50%, 01/01/2034 to 07/01/2040	663,182	669,076

5.00%, 07/01/2034 to 06/01/2040	906,450	906,514

4.50%, 02/01/2040 to 10/01/2046	10,081,377	9,830,789

ARM, 4.31% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.06%), 12/01/2036(h)	29,291	29,805

4.60% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.11%), 02/01/2037(h)	4,239	4,170

5.49% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.88%), 05/01/2037(h)	41,407	40,737

		13,242,543

Federal National Mortgage Association (FNMA)–23.08%
6.50%, 07/01/2028 to 01/01/2037	43,517	44,478

7.50%, 02/01/2030 to 08/01/2037	357,914	369,232

9.50%, 04/01/2030	766	774

3.50%, 12/01/2030 to 05/01/2047	24,912,024	22,793,396

7.00%, 03/01/2032 to 02/01/2034	145,853	146,446

8.50%, 10/01/2032	23,752	24,894

5.50%, 04/01/2033 to 06/01/2040	311,769	311,084

8.00%, 04/01/2033	20,971	21,858

6.00%, 04/01/2037 to 10/01/2039	6,928	7,070

5.00%, 12/01/2039	288,855	288,841

3.00%, 08/01/2043	1,940,269	1,718,416

4.00%, 12/01/2048	16,447,061	15,442,535

ARM, 5.05% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(h)	47,993	48,680

3.99% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.64%), 01/01/2037(h)	27,064	27,347

4.47% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.71%), 03/01/2038(h)	14,813	14,604

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–(continued)
TBA, 5.50%, 09/01/2053(m)	$235,700,000	$232,735,338

2.50%, 10/01/2053(m)	253,500,000	210,335,680

3.00%, 10/01/2053(m)	21,000,000	18,116,602

3.50%, 10/01/2053(m)	212,000,000	189,781,406

4.00%, 10/01/2053(m)	49,704,000	45,929,602

4.50%, 10/01/2053(m)	49,705,000	47,161,502

5.00%, 10/01/2053(m)	314,042,000	304,675,945

		1,089,995,730

Government National Mortgage Association (GNMA)–4.17%
ARM, 3.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 01/20/2025(h)	2,502	2,453

4.00% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 05/20/2025(h)	1,224	1,211

4.50% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 06/20/2025(h)	1,544	1,521

8.00%, 08/15/2025 to 09/15/2026	7,427	7,415

6.56%, 01/15/2027	45,641	46,288

7.00%, 10/15/2028 to 09/15/2032	66,038	65,343

6.00%, 11/15/2028 to 02/15/2033	33,689	34,142

6.50%, 01/15/2029 to 09/15/2034	46,700	47,784

7.50%, 05/15/2031 to 05/15/2032	3,407	3,411

5.50%, 06/15/2035	25,160	25,260

5.00%, 07/15/2035	2,360	2,333

4.00%, 03/20/2048	2,703,903	2,529,884

TBA, 4.50%, 09/01/2053(m)	99,574,000	94,898,690

5.00%, 09/01/2053(m)	23,000,000	22,382,324

5.50%, 09/01/2053(m)	77,448,000	76,667,470

		196,715,529

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $1,343,561,258)		1,334,672,805

Asset-Backed Securities–24.59%
Adjustable Rate Mortgage Trust,
Series 2004-2, Class 6A1, 0.71%, 02/25/2035(l)	272,367	268,059

Series 2005-1, Class 4A1, 4.37%, 05/25/2035(l)	424,551	398,751

AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(c)	13,340,000	11,764,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Core Plus Bond Fund

	Principal Amount	Value
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(c)(l)	$963,223	$902,623

Series 2020-3, Class A1, 1.69%, 04/25/2065(c)(l)	3,553,227	3,259,905

Series 2020-5, Class A1, 1.37%, 05/25/2065(c)(l)	2,122,815	1,955,361

Series 2021-3, Class A1, 1.07%, 05/25/2066(c)(l)	2,816,003	2,345,259

Series 2021-7, Class A1, 1.98%, 10/25/2066(c)(l)	7,213,012	5,985,729

Series 2022-1, Class A1, 2.88%, 12/25/2066(c)(n)	13,314,368	11,738,854

Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-1A, Class A, 3.83%, 08/21/2028(c)	20,133,000	18,810,677

Series 2022-1A, Class C, 4.84%, 08/21/2028(c)	5,417,000	5,016,446

Series 2023-1A, Class A, 5.25%, 04/20/2029(c)	3,919,000	3,843,142

Series 2023-2A, Class A, 5.20%, 10/20/2027(c)	2,475,000	2,436,574

Series 2023-4A, Class A, 5.49%, 06/20/2029(c)	13,131,000	12,952,668

Bain Capital Credit CLO Ltd.,
Series 2017-2A, Class AR2, 6.79% (3 mo. Term SOFR + 1.44%), 07/25/2034(c)(h)	21,505,000	21,376,722

Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class AS, 3.99%, 09/15/2048(l)	4,394,000	4,108,056

Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(c)(l)	10,791,710	8,968,128

Series 2021-4, Class A4, 2.50%, 10/25/2051(c)(l)	10,790,877	8,568,972

Series 2021-4, Class A8, 2.50%, 10/25/2051(c)(l)	10,069,837	8,639,949

Series 2021-5, Class A1, 3.00%, 11/25/2051(c)(l)	11,369,570	9,448,341

Series 2021-5, Class A2, 2.50%, 11/25/2051(c)(l)	13,873,045	11,016,505

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, 5.50%, 08/25/2033(l)	15,268	14,573

Series 2004-10, Class 21A1, 4.11%, 01/25/2035(l)	257,268	235,143

Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(h)	141,644	135,920

Bear Stearns ALT-A Trust,
Series 2004-11, Class 2A3, 4.92%, 11/25/2034(l)	209,519	209,659

	Principal Amount	Value
Benchmark Mortgage Trust,
Series 2018-B3, Class C, 4.68%, 04/10/2051(l)	$6,921,000	$5,375,143

Series 2019-B14, Class A5, 3.05%, 12/15/2062	16,455,000	14,196,816

Series 2019-B14, Class C, 3.90%, 12/15/2062(l)	14,875,350	10,271,429

Series 2019-B15, Class B, 3.56%, 12/15/2072	12,220,000	9,181,821

BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(c)(l)	2,408,926	2,248,341

BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 6.27% (1 mo. Term SOFR + 0.96%), 11/15/2038(c)(h)	6,655,000	6,539,424

Series 2021-VOLT, Class C, 6.52% (1 mo. Term SOFR + 1.21%), 09/15/2036(c)(h)	5,345,000	5,119,844

Series 2021-VOLT, Class D, 7.07% (1 mo. Term SOFR + 1.76%), 09/15/2036(c)(h)	12,367,000	11,778,040

BX Trust,
Series 2022-CLS, Class A, 5.76%, 10/13/2027(c)	4,640,000	4,280,532

Series 2022-LBA6, Class A, 6.31% (1 mo. Term SOFR + 1.00%), 01/15/2039(c)(h)	10,965,000	10,744,931

Series 2022-LBA6, Class B, 6.61% (1 mo. Term SOFR + 1.30%), 01/15/2039(c)(h)	6,790,000	6,638,512

Series 2022-LBA6, Class C, 6.91% (1 mo. Term SOFR + 1.60%), 01/15/2039(c)(h)	3,630,000	3,531,895

Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(c)(l)	4,209,334	3,716,139

Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(c)(l)	1,041,386	899,392

Series 2016-SH2, Class M2, 3.75%, 12/25/2045(c)(l)	4,118,293	3,662,070

Series 2016-SH2, Class M3, 3.75%, 12/25/2045(c)(l)	2,042,679	1,763,305

CIFC Funding Ltd. (Cayman Islands),
Series 2014-5A, Class A1R2, 6.77% (3 mo. Term SOFR + 1.46%), 10/17/2031(c)(h)	4,417,000	4,413,148

Series 2016-1A, Class ARR, 6.68% (3 mo. Term SOFR + 1.34%), 10/21/2031(c)(h)	4,761,000	4,738,757

Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class B, 4.18%, 07/10/2047(l)	2,816,000	2,648,509

Series 2015-GC27, Class A5, 3.14%, 02/10/2048	1,233,335	1,185,320

Citigroup Mortgage Loan Trust,
Series 2004-UST1, Class A4, 5.91%, 08/25/2034(l)	120,256	111,310

Series 2021-INV3, Class A3, 2.50%, 05/25/2051(c)(l)	10,864,475	8,627,416

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Core Plus Bond Fund

	Principal Amount	Value
COLT Mortgage Loan Trust,
Series 2020-2, Class A1, 1.85%, 03/25/2065(c)(l)	$100,682	$100,053

Series 2021-5, Class A1, 1.73%, 11/26/2066(c)(l)	5,515,102	4,608,082

Series 2022-1, Class A1, 2.28%, 12/27/2066(c)(l)	7,927,885	6,808,249

Series 2022-2, Class A1, 2.99%, 02/25/2067(c)(n)	7,779,498	6,899,796

Series 2022-3, Class A1, 3.90%, 02/25/2067(c)(l)	10,848,499	9,980,890

COMM Mortgage Trust,
Series 2015-CR25, Class B, 4.67%, 08/10/2048(l)	5,267,000	4,913,054

Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2007-13, Class A10, 6.00%, 08/25/2037	187,371	97,440

Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.62%, 04/25/2065(c)(n)	442,126	437,236

Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(c)(l)	1,786,263	1,497,726

Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(c)(l)	2,451,005	2,055,359

Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(c)(l)	10,151,063	9,361,355

Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(c)(l)	5,772,399	5,031,318

Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(c)(l)	11,050,635	10,585,348

CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	22,374,000	18,542,855

CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 3A1, 4.07%, 06/25/2034(l)	514,911	482,378

DB Master Finance LLC,
Series 2019-1A, Class A23, 4.35%, 05/20/2049(c)	9,801,600	9,165,184

Series 2019-1A, Class A2II, 4.02%, 05/20/2049(c)	10,353,600	9,754,127

Deutsche Mortgage Securities, Inc. Re-REMIC Trust Ctfs., Series 2007-WM1, Class A1, 4.05%, 06/27/2037(c)(l)	3,285,246	2,904,092

Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.67%, 10/25/2049(c)	18,684,330	16,433,526

Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 6.65% (3 mo. Term SOFR + 1.34%), 01/15/2034(c)(h)	3,239,313	3,220,133

DT Auto Owner Trust,
Series 2019-3A, Class D, 2.96%, 04/15/2025(c)	3,082,333	3,067,230

	Principal Amount	Value
Ellington Financial Mortgage Trust,
Series 2019-2, Class A1, 2.74%, 11/25/2059(c)(l)	$2,534,701	$2,351,489

Series 2020-1, Class A1, 2.01%, 05/25/2065(c)(l)	448,519	429,429

Series 2021-1, Class A1, 0.80%, 02/25/2066(c)(l)	847,017	709,920

Series 2022-1, Class A1, 2.21%, 01/25/2067(c)(l)	7,484,873	6,214,762

Series 2022-3, Class A1, 5.00%, 08/25/2067(c)(n)	9,982,549	9,673,229

Extended Stay America Trust, Series 2021-ESH, Class B, 6.80% (1 mo. Term SOFR + 1.49%), 07/15/2038(c)(h)	4,909,918	4,848,080

First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 2A1, 5.00%, 09/25/2035	40,534	40,264

Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(c)(l)	17,163,348	14,692,686

Series 2021-8INV, Class A6, 2.50%, 09/25/2051(c)(l)	3,680,592	3,122,806

Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(c)	11,786,710	11,430,707

GCAT Trust,
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(c)(l)	1,455,727	1,349,654

Series 2020-NQM2, Class A1, 1.56%,
04/25/2065(c)(n)	1,242,019	1,124,823
GMACM Mortgage Loan Trust,
Series 2006-AR1, Class 1A1, 3.28%, 04/19/2036(l)	381,361	296,637

GoldenTree Loan Management
US CLO 1 Ltd., Series 2021-9A, Class A, 6.66% (3 mo. Term SOFR + 1.33%), 01/20/2033(c)(h)	5,015,000	4,990,948

GoldenTree Loan Management
US CLO 2 Ltd., Series 2017-2A, Class AR, 6.50% (3 mo. Term SOFR + 1.17%), 11/20/2030(c)(h)	12,929,819	12,876,652

GoldenTree Loan Management
US CLO 5 Ltd., Series 2019-5A, Class AR, 6.66% (3 mo. Term SOFR + 1.33%), 10/20/2032(c)(h)	6,576,000	6,539,398

Golub Capital Partners CLO
35(B) Ltd., Series 2017- 35A, Class AR, 6.78% (3 mo. Term SOFR + 1.45%), 07/20/2029(c)(h)	12,882,486	12,871,188

Golub Capital Partners CLO
40(B) Ltd., Series 2019- 40A, Class AR, 6.70% (3 mo. Term SOFR + 1.35%), 01/25/2032(c)(h)	15,988,000	15,874,038

GS Mortgage Securities Trust,
Series 2020-GC45, Class A5, 2.91%, 02/13/2053	8,325,000	7,173,770

Series 2020-GC47, Class A5, 2.38%, 05/12/2053	8,750,000	7,195,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Core Plus Bond Fund

	Principal Amount	Value
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(c)(l)	$9,024,725	$7,741,467

GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, 4.02%, 09/25/2035(l)	102,065	92,308

HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1C, 6.33% (1 mo. Term SOFR + 1.01%), 06/20/2035(h)	12,942	11,744

Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(c)	3,927,000	3,466,455

Series 2021-2A, Class B, 2.12%, 12/27/2027(c)	2,100,000	1,850,427

Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/2025(c)	1,289,000	1,217,582

ICG US CLO Ltd., Series 2016- 1A, Class A1RR, 6.88% (3 mo. Term SOFR + 1.51%), 04/29/2034(c)(h)	11,399,000	11,317,440

IP Lending III Ltd., Series 2022-3A, Class SNR, 3.38%, 11/02/2026(c)(i)	1,255,520	1,079,747

IP Lending IV Ltd., Series 2022-4A, Class SNR, 6.05%, 04/28/2027(c)(i)	12,002,000	11,233,872

IP Lending VII Ltd., Series 2022-7A, Class SNR, 8.00%, 10/11/2027(c)(i)	15,459,000	15,459,000

Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(c)	5,580,000	5,193,178

JP Morgan Mortgage Trust,
Series 2005-A3, Class 1A1, 4.15%, 06/25/2035(l)	85,992	81,316

Series 2005-A3, Class 6A5, 4.44%, 06/25/2035(l)	158,145	156,964

Series 2005-A5, Class 1A2, 4.40%, 08/25/2035(l)	77,324	73,886

Series 2007-A4, Class 3A1, 4.29%, 06/25/2037(l)	350,946	275,281

Series 20153, Class B2, 3.59%, 05/25/2045(c)(l)	4,188,442	3,828,859

Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(c)(l)	12,621,437	10,219,434

JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C, 5.04%, 01/15/2047(l)	12,750,000	11,476,594

Series 2015-C31, Class A3, 3.80%, 08/15/2048	918,961	873,198

Series 2016-C1, Class B, 4.86%, 03/17/2049(l)	5,083,000	4,706,175

JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7, Class A5, 2.18%, 05/13/2053	6,200,000	4,896,868

KKR CLO 30 Ltd., Series 30A, Class A1R, 6.59% (3 mo. Term SOFR + 1.28%), 10/17/2031(c)(h)	11,305,000	11,251,471

	Principal Amount	Value
Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.50%, 02/25/2036	$91,280	$64,337

Life Mortgage Trust,
Series 2021-BMR, Class A, 6.12% (1 mo. Term SOFR + 0.81%), 03/15/2038(c)(h)	6,679,282	6,551,376

Series 2021-BMR, Class B, 6.30% (1 mo. Term SOFR + 0.99%), 03/15/2038(c)(h)	10,837,246	10,590,906

Series 2021-BMR, Class C, 6.52% (1 mo. Term SOFR + 1.21%), 03/15/2038(c)(h)	4,546,237	4,421,054

MAD Mortgage Trust, Series 2017-330M, Class A, 3.29%, 08/15/2034(c)(l)	11,633,000	10,717,457

Med Trust, Series 2021-MDLN, Class A, 6.37% (1 mo. Term SOFR + 1.06%), 11/15/2038(c)(h)	7,936,909	7,748,465

Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(c)(l)	6,981,327	5,985,419

Series 2021-INV3, Class A4, 2.50%, 10/25/2051(c)(l)	6,847,984	5,859,844

Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class 3A, 2.39%, 11/25/2035(l)	379,263	350,974

Series 2005-A5, Class A9, 4.42%, 06/25/2035(l)	382,671	360,297

MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(c)(l)	9,025,578	7,591,503

MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 6.13% (1 mo. Term SOFR + 0.81%), 07/15/2038(c)	5,810,000	5,702,910

Series 2021-STOR, Class B, 6.33% (1 mo. Term SOFR + 1.01%), 07/15/2038(c)(h)	4,355,000	4,255,278

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class B, 4.67%, 10/15/2048(l)	15,769,000	14,543,517

Morgan Stanley Capital I Trust,
Series 2014-150E, Class C, 4.44%, 09/09/2032(c)(l)	3,350,000	2,207,997

Series 2019-L2, Class A4, 4.07%, 03/15/2052	17,430,000	16,015,885

Series 2019-L3, Class AS, 3.49%, 11/15/2052	10,950,000	9,336,119

Natixis Commercial Mortgage Securities Trust, Series 2018-285M, Class E, 3.92%, 11/15/2032(c)(l)	6,250,000	3,523,611

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 6.60% (3 mo. Term SOFR + 1.28%), 04/19/2030(c)(h)	9,888,525	9,871,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Core Plus Bond Fund

	Principal Amount	Value
New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(c)(l)	$1,621,309	$1,507,084

Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(c)(l)	2,843,554	2,581,977

Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(c)(l)	7,413,917	6,604,119

OBX Trust,
Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(c)(l)	292,327	279,788

Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(c)(l)	9,277,641	7,852,131

Series 2022-NQM2, Class A1, 2.95%, 01/25/2062(c)(l)	11,266,647	10,045,674

Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(c)(n)	7,161,261	6,507,441

Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(c)(n)	7,063,333	5,956,853

Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(c)(l)	7,803,781	6,714,212

OCP CLO Ltd. (Cayman Islands),
Series 2014-7A, Class A1RR, 6.71% (3 mo. Term SOFR + 1.38%), 07/20/2029(c)(h)	14,476,585	14,473,472

Series 2017-13A, Class A1AR, 6.53% (3 mo. Term SOFR + 1.22%), 07/15/2030(c)(h)	9,467,930	9,430,806

Series 2020-8RA, Class A1, 6.79% (3 mo. Term SOFR + 1.48%), 01/17/2032(c)(h)	17,937,000	17,881,144

Octagon Investment Partners 31 Ltd., Series 2017-1A, Class AR, 6.64% (3 mo. Term SOFR + 1.31%), 07/20/2030(c)(h)	13,980,511	13,930,517

Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 6.79% (3 mo. Term SOFR + 1.48%), 01/15/2033(c)(h)	16,476,000	16,445,388

OHA Loan Funding Ltd., Series 2016-1A, Class AR, 6.85% (3 mo. Term SOFR + 1.52%), 01/20/2033(c)(h)	10,543,683	10,514,477

One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(c)	21,801,000	17,757,252

Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(c)(l)	10,947,585	8,792,071

PPM CLO 3 Ltd., Series 2019- 3A, Class AR, 6.66% (3 mo. Term SOFR + 1.35%), 04/17/2034(c)(h)	9,626,000	9,470,280

	Principal Amount	Value
Progress Residential Trust,
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(c)	$7,196,190	$6,144,445

Series 2022-SFR5, Class A, 4.45%, 06/17/2039(c)	9,635,746	9,200,453

Provident Home Equity Loan Trust, Series 2000-2, Class A1, 5.97% (1 mo. Term SOFR + 0.65%), 08/25/2031(h)	103,142	92,114

Race Point VIII CLO Ltd., Series 2013-8A, Class AR2, 6.68% (3 mo. Term SOFR + 1.30%), 02/20/2030(c)(h)	9,292,565	9,288,588

Residential Mortgage Loan Trust,
Series 2019-3, Class A1, 2.63%, 09/25/2059(c)(l)	337,605	327,574

Series 2020-1, Class A1, 2.38%, 01/26/2060(c)(l)	737,119	700,953

RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(c)	6,198,155	5,858,562

Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(l)	357,999	290,133

Series 2013-7, Class A2, 3.00%, 06/25/2043(l)	282,468	244,663

SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 03/27/2062(c)(l)	13,021,878	11,468,501

Series 2022-1, Class A2, 3.58%, 03/27/2062(c)(l)	5,469,551	4,763,470

Shellpoint Asset Funding Trust,
Series 2013-1, Class A3, 3.75%, 07/25/2043(c)(l)	369,689	340,247

Sonic Capital LLC,
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(c)	9,147,100	8,392,339

Series 2021-1A, Class A2I, 2.19%, 08/20/2051(c)	5,463,242	4,457,137

Series 2021-1A, Class A2II, 2.64%, 08/20/2051(c)	5,365,158	4,080,626

STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(c)(l)	5,064,309	4,352,659

Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(c)(l)	244,905	227,654

Series 2020-INV1, Class A1, 1.03%, 11/25/2055(c)(l)	2,367,953	2,092,340

Series 2021-6, Class A1, 1.92%, 11/25/2066(c)(l)	13,379,499	10,865,012

Series 2022-1, Class A1, 2.45%, 12/25/2066(c)(l)	9,832,103	8,335,405

Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 3A2, 5.43%, 09/25/2034(l)	143,161	139,053

Series 2004-8, Class 3A, 6.17%, 07/25/2034(l)	608,337	584,452

Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, 6.00%, 12/25/2035	84,251	76,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Core Plus Bond Fund

	Principal Amount	Value

Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(c)	$12,387,067	$10,697,395

Thornburg Mortgage Securities Trust,
Series 2003-6, Class A2, 6.43% (1 mo. Term SOFR + 1.11%), 12/25/2033(h)	184,387	176,001

Series 2005-1, Class A3, 4.66%, 04/25/2045(l)	383,162	363,712

TICP CLO XV Ltd., Series 2020-15A, Class A, 6.87% (3 mo. Term SOFR + 1.54%), 04/20/2033(c)(h)	9,701,000	9,701,097

TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.00%, 06/25/2053(c)	13,378,000	12,787,553

Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(c)(l)	172,774	171,466

Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(c)	12,015,221	10,237,593

UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.60%, 04/15/2052	16,770,000	15,043,000

Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(c)(n)	1,517,258	1,457,172

Series 2020-1, Class A2, 2.64%, 01/25/2060(c)(n)	1,910,723	1,830,080

Series 2020-INV1, Class A1, 0.33%, 03/25/2060(c)(l)	266,883	261,210

Series 2021-1, Class A1B, 1.32%, 01/25/2066(c)(l)	2,362,847	2,014,819

Series 2021-7, Class A1, 1.83%, 10/25/2066(c)(l)	10,548,663	8,991,489

Series 2021-R1, Class A1, 0.82%, 10/25/2063(c)(l)	3,198,646	2,865,908

Series 2022-1, Class A1, 2.72%, 01/25/2067(c)(n)	7,423,211	6,524,570

Series 2022-3, Class A1, 4.13%, 02/25/2067(c)(n)	11,597,779	10,648,144

Series 2022-7, Class A1, 5.15%, 07/25/2067(c)(n)	3,668,592	3,591,112

Series 2022-INV2, Class A1, 6.79%, 10/25/2067(c)(n)	4,992,274	5,015,202

Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(c)	2,252,963	1,999,599

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2007- HY2, Class 2A2, 4.47%, 11/25/2036(l)	193,994	175,316

Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, 5.95%, 08/25/2035(l)	83,932	80,768

Wendy’s Funding LLC,
Series 2018-1A, Class A2II, 3.88%, 03/15/2048(c)	10,631,250	9,688,404

Series 2019-1A, Class A2II, 4.08%, 06/15/2049(c)	4,977,500	4,475,561

	Principal Amount	Value

WFRBS Commercial Mortgage Trust,
Series 2012-C9, Class D, 4.88%, 11/15/2045(c)(l)	$159,752	$147,297

Series 2013-C16, Class B, 5.07%, 09/15/2046(l)	3,127,000	2,995,424

Series 2014-C23, Class B, 4.54%, 10/15/2057(l)	4,693,000	4,321,856

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(c)	21,529,130	18,192,761

Total Asset-Backed Securities (Cost $1,295,128,146)		1,161,548,098

U.S. Treasury Securities–8.79%
U.S. Treasury Bills–0.20%
4.75% - 5.36%, 04/18/2024(o)(p)	9,959,000	9,628,378

U.S. Treasury Bonds–2.09%
4.38%, 08/15/2043	6,518,200	6,501,905

3.63%, 05/15/2053	102,023,900	92,036,717

		98,538,622

U.S. Treasury Notes–6.50%
4.75%, 07/31/2025	41,120,000	41,012,381

4.38%, 08/15/2026	11,972,500	11,918,717

4.13%, 07/31/2028	92,112,800	91,580,273

4.00%, 07/31/2030	14,278,100	14,110,779

3.88%, 08/15/2033	150,791,000	148,116,815

		306,738,965

Total U.S. Treasury Securities (Cost $411,129,899)		414,905,965

	Shares
Preferred Stocks–1.84%
Asset Management & Custody Banks–0.01%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(d)	302,000	293,744

Diversified Banks–1.16%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	1,100	1,274,779

Citigroup, Inc., 6.25%, Series T, Pfd.(b)(d)	5,247,000	5,175,641

Citigroup, Inc., 5.00%, Series U, Pfd.(b)(d)	13,825,000	13,267,852

Citigroup, Inc., 4.00%, Series W, Pfd.(d)	7,226,000	6,485,655

Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	24,803	28,628,863

		54,832,790

Diversified Financial Services–0.31%
Apollo Global Management, Inc., 7.63%, Pfd.(d)	508,150	13,059,455

Equitable Holdings, Inc., 4.95%, Series B, Pfd.(b)(d)	1,682,000	1,617,252

		14,676,707

Investment Banking & Brokerage–0.26%
Goldman Sachs Group, Inc. (The), 8.50% (3 mo. Term SOFR + 3.14%), Series P, Pfd.(b)(h)	6,141,000	6,139,117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Core Plus Bond Fund

		Shares	Value

Investment Banking & Brokerage–(continued)
Morgan Stanley, 6.88%, Series F, Pfd.		249,737	$6,313,351

			12,452,468

Multi-Utilities–0.10%
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(d)		4,568,000	4,568,000

Total Preferred Stocks (Cost $91,979,583)			86,823,709

		Principal
		Amount

Agency Credit Risk Transfer Notes–0.81%
Fannie Mae Connecticut Avenue Securities, Series 2019-R03, Class 1M2, 7.55% (30 Day Average SOFR + 2.26%), 09/25/2031(c)		$56,518	56,520

Series 2022-R03, Class 1M1, 7.39% (30 Day Average SOFR + 2.10%), 03/25/2042(c)(h)		10,283,279	10,389,223

Series 2022-R04, Class 1M1, 7.29% (30 Day Average SOFR + 2.00%), 03/25/2042(c)(h)		5,351,454	5,393,008

Series 2023-R02, Class 1M1, 7.59% (30 Day Average SOFR + 2.30%), 01/25/2043(c)(h)		3,425,120	3,470,263

Freddie Mac,
Series 2022-DNA3, Class M1A, STACR® , 7.29% (30 Day Average SOFR + 2.00%), 04/25/2042(c)(h)		7,596,930	7,654,543

Series 2022-HQA3, Class M1, STACR® , 7.59% (30 Day Average SOFR + 2.30%), 08/25/2042(c)(h)		4,661,267	4,722,216

Series 2023-DNA1, Class M1, STACR® , 7.40% (30 Day Average SOFR + 2.10%), 03/25/2043(c)(h)		2,840,973	2,868,555

Series 2020-DNA5, Class M2, STACR® , 8.09% (30 Day Average SOFR + 2.80%), 10/25/2050(c)(h)		3,682,564	3,737,099

Total Agency Credit Risk Transfer Notes (Cost $37,904,607)			38,291,427

Non-U.S. Dollar Denominated Bonds & Notes–0.30%(q)
Diversified Banks–0.05%
HSBC Holdings PLC (United Kingdom), Series MPLE, 3.20%, 12/05/2023(c)	CAD	2,934,000	2,158,275

Integrated Telecommunication Services–0.05%
AT&T, Inc., Series MPLE, 5.10%, 11/25/2048	CAD	3,703,000	2,407,591

Movies & Entertainment–0.12%
Netflix, Inc., 3.88%, 11/15/2029(c)	EUR	5,311,000	5,690,517

		Principal Amount	Value

Sovereign Debt–0.03%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2032(c)(f)	EUR	6,000,000	$1,591,367

Technology Hardware, Storage & Peripherals–0.05%
Apple, Inc., Series MPLE, 2.51%, 08/19/2024	CAD	2,974,000	2,143,994

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $19,797,515)			13,991,744

Municipal Obligations–0.14%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037		$4,000,000	3,632,459

Series 2022, RB, 4.35%, 06/01/2041		2,980,000	2,645,836

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB, 6.66%, 04/01/2057		521,000	583,275

Total Municipal Obligations (Cost $6,499,563)			6,861,570

		Shares
Exchange-Traded Funds–0.11%
Invesco High Yield Select ETF(r)		10,000	249,082

Invesco Short Duration Bond ETF(r)		12,000	296,220

Invesco Total Return Bond ETF(b)(r)		100,000	4,596,000

Total Exchange-Traded Funds (Cost $6,333,935)			5,141,302

Common Stocks & Other Equity Interests–0.00%
Agricultural Products & Services–0.00%
Locus Agriculture Solutions, Inc., Wts., expiring 12/31/2032(i)		80	0

Oil & Gas Drilling–0.00%
Vantage Drilling International(s)		95	2,221

Paper & Plastic Packaging Products & Materials–0.00%
WestRock Co.		65	2,126

Specialty Chemicals–0.00%
Ingevity Corp.(s)		10	539

Total Common Stocks & Other Equity Interests (Cost $5,671)			4,886

Money Market Funds–14.92%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(r)(t)		246,646,745	246,646,745

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(r)(t)		176,129,284	176,146,897

Invesco Treasury Portfolio, Institutional Class, 5.25%(r)(t)		281,881,994	281,881,994

Total Money Market Funds (Cost $704,684,428)			704,675,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Core Plus Bond Fund

	Shares	Value

Options Purchased–0.03%
(Cost $1,877,869)(u)		$1,366,470

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-124.66% (Cost $6,155,533,964)		5,887,464,961

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–8.12%
Invesco Private Government Fund, 5.30%(r)(t)(v)	108,303,142	108,303,142

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 5.51%(r)(t)(v)	275,096,423	$275,096,423

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $383,399,565)		383,399,565

TOTAL INVESTMENTS IN SECURITIES–132.78% (Cost $6,538,933,529)		6,270,864,526

OTHER ASSETS LESS LIABILITIES–(32.78)%		(1,548,188,104)

NET ASSETS–100.00%		$4,722,676,422

Investment Abbreviations:

ARM	- Adjustable Rate Mortgage
CAD	- Canadian Dollar
Conv.	- Convertible
Ctfs.	- Certificates
ETF	- Exchange-Traded Fund
EUR	- Euro
IBOR	- Interbank Offered Rate
IO	- Interest Only
Pfd.	- Preferred
RB	- Revenue Bonds
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
STACR®	- Structured Agency Credit Risk
TBA	- To Be Announced
USD	- U.S. Dollar
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Core Plus Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $1,709,273,667, which represented 36.19% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2023 was $4,655,764, which represented less than 1% of the Fund’s Net Assets.

(g)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(k)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2023.

(l)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2023.

(m)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1P.
(n)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(o)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(p)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(q)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(r)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)		Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Invesco High Yield Select ETF	$-	$249,153	$-	$(71)		$-	$249,082	$6,127
Invesco Short Duration Bond ETF	-	298,782	-	(2,562)		-	296,220	5,640
Invesco Total Return Bond ETF	4,826,000	-	-	(230,000)		-	4,596,000	189,796
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	28,528,503	769,042,027	(550,923,785)	-		-	246,646,745	5,820,389
Invesco Liquid Assets Portfolio, Institutional Class	20,483,790	549,315,733	(393,620,743)	(12,432	)(19,451)		176,146,897	4,257,249
Invesco Treasury Portfolio, Institutional Class	32,604,004	878,905,174	(629,627,184)	-		-	281,881,994	6,640,729
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	60,813,993	692,542,121	(645,052,972)	-		-	108,303,142	4,040,101	*
Invesco Private Prime Fund	157,313,815	1,475,076,201	(1,357,316,525)	(9,657)		32,589	275,096,423	10,954,838	*
Total	$304,570,105	$4,365,429,191	$(3,576,541,209)	$(254,722)		$13,138	$1,093,216,503	$31,914,869

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(s)	Non-income producing security.
(t)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(u)	The table below details options purchased.
(v)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Exchange-Traded Index Options Purchased

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value

Equity Risk

S&P 500 Index	Call	12/15/2023	83	USD 4,600.00	USD 38,180,000	$881,460

Equity Risk

S&P 500 Index	Put	12/15/2023	102	USD 4,250.00	USD 43,350,000	485,010

Total Index Options Purchased						$1,366,470

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Core Plus Bond Fund

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	2,111	December-2023	$430,231,696	$1,100,713	$1,100,713

U.S. Treasury 10 Year Notes	445	December-2023	49,408,906	117,363	117,363

U.S. Treasury Long Bonds	562	December-2023	68,388,375	802,225	802,225

U.S. Treasury Ultra Bonds	1,473	December-2023	190,707,469	2,531,844	2,531,844

Subtotal-Long Futures Contracts				4,552,145	4,552,145

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 5 Year Notes	1,472	December-2023	(157,389,000)	(1,279,752)	(1,279,752)

U.S. Treasury 10 Year Ultra Notes	4,230	December-2023	(491,142,656)	(6,421,894)	(6,421,894)

Subtotal-Short Futures Contracts				(7,701,646)	(7,701,646)

Total Futures Contracts				$(3,149,501)	$(3,149,501)

Open Forward Foreign Currency Contracts

		Contract to
Settlement Date	Counterparty	Deliver	Receive	Unrealized Appreciation

Currency Risk

11/17/2023	Goldman Sachs International	CAD 15,758,000	USD 11,749,180	$74,442

11/17/2023	State Street Bank & Trust Co.	EUR 12,107,000	USD 13,330,625	156,200

Total Forward Foreign Currency Contracts				$230,642

Abbreviations:

CAD -Canadian Dollar

EUR -Euro

USD -U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Core Plus Bond Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $5,444,515,601)*	$5,177,648,023

Investments in affiliates, at value (Cost $1,094,417,928)	1,093,216,503

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	230,642

Deposits with brokers:
Cash collateral – OTC Derivatives	1,510

Cash collateral – TBA commitments	1,783,496

Cash	5,459,631

Foreign currencies, at value (Cost $19,842,814)	19,818,116

Receivable for:
Investments sold	905,865,763

Fund shares sold	5,812,026

Dividends	3,699,704

Interest	37,167,997

Investments matured, at value (Cost $4,270,650)	226,587

Principal paydowns	3,045

Investment for trustee deferred compensation and retirement plans	104,581

Other assets	222,745

Total assets	7,251,260,369

Liabilities:
Other investments:
Variation margin payable – futures contracts	101,703

Payable for:
Investments purchased	2,137,061,369

Dividends	2,305,129

Fund shares reacquired	4,320,539

Collateral upon return of securities loaned	383,399,565

Accrued fees to affiliates	1,106,656

Accrued trustees’ and officers’ fees and benefits	3,368

Accrued other operating expenses	153,907

Trustee deferred compensation and retirement plans	131,711

Total liabilities	2,528,583,947

Net assets applicable to shares outstanding	$4,722,676,422

Net assets consist of:

Shares of beneficial interest	$5,787,395,037

Distributable earnings (loss)	(1,064,718,615)

$4,722,676,422

Net Assets:
Class A	$1,215,588,475

Class C	$47,344,029

Class R	$27,488,765

Class Y	$1,007,179,798

Class R5	$14,364,210

Class R6	$2,410,711,145

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	135,346,955

Class C	5,272,890

Class R	3,061,394

Class Y	112,063,402

Class R5	1,600,080

Class R6	268,613,536

Class A:
Net asset value per share	$8.98

Maximum offering price per share (Net asset value of $8.98 ÷ 95.75%)	$9.38

Class C:
Net asset value and offering price per share	$8.98

Class R:
Net asset value and offering price per share	$8.98

Class Y:
Net asset value and offering price per share	$8.99

Class R5:
Net asset value and offering price per share	$8.98

Class R6:
Net asset value and offering price per share	$8.97

*	At August 31, 2023, securities with an aggregate value of $370,968,909 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Core Plus Bond Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:
Interest (net of foreign withholding taxes of $(50,664))	$205,063,748

Dividends	2,379,285

Dividends from affiliates (includes net securities lending income of $881,945)	17,801,875

Total investment income	225,244,908

Expenses:
Advisory fees	18,137,172

Administrative services fees	642,507

Custodian fees	155,804

Distribution fees:

Class A	2,984,695

Class C	504,094

Class R	130,537

Transfer agent fees – A, C, R and Y	3,263,120

Transfer agent fees – R5	13,976

Transfer agent fees – R6	706,013

Trustees’ and officers’ fees and benefits	51,859

Registration and filing fees	194,119

Reports to shareholders	303,763

Professional services fees	109,375

Other	54,914

Total expenses	27,251,948

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(2,056,283)

Net expenses	25,195,665

Net investment income	200,049,243

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(420,499,631)

Affiliated investment securities	13,138

Foreign currencies	(1,870,571)

Forward foreign currency contracts	1,601,287

Futures contracts	686,404

Option contracts written	(336,494)

Swap agreements	(4,996,293)

(425,402,160)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	206,255,771

Affiliated investment securities	(254,722)

Foreign currencies	37,862

Forward foreign currency contracts	(422,143)

Futures contracts	(7,083,779)

Option contracts written	(393,198)

198,139,791

Net realized and unrealized gain (loss)	(227,262,369)

Net increase (decrease) in net assets resulting from operations	$(27,213,126)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Core Plus Bond Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$200,049,243	$136,115,494

Net realized gain (loss)	(425,402,160)	(345,598,105)

Change in net unrealized appreciation (depreciation)	198,139,791	(612,669,926)

Net increase (decrease) in net assets resulting from operations	(27,213,126)	(822,152,537)

Distributions to shareholders from distributable earnings:
Class A	(53,845,475)	(46,793,655)

Class C	(1,892,008)	(1,969,609)

Class R	(1,111,448)	(880,664)

Class Y	(44,669,184)	(45,692,099)

Class R5	(665,367)	(506,235)

Class R6	(112,518,988)	(101,570,665)

Total distributions from distributable earnings	(214,702,470)	(197,412,927)

Share transactions–net:
Class A	72,965,788	(38,051,571)

Class C	(5,633,396)	(21,448,475)

Class R	2,945,593	1,636,528

Class Y	99,521,145	(215,267,957)

Class R5	1,083,557	3,366,309

Class R6	126,964,986	(30,369,092)

Net increase (decrease) in net assets resulting from share transactions	297,847,673	(300,134,258)

Net increase (decrease) in net assets	55,932,077	(1,319,699,722)

Net assets:
Beginning of year	4,666,744,345	5,986,444,067

End of year	$4,722,676,422	$4,666,744,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Core Plus Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/23	$9.45	$0.38	$(0.44)	$(0.06)	$(0.41)	$-	$-	$(0.41)	$8.98	(0.59)%	$1,215,588	0.74%	0.83%	4.19%	461%
Year ended 08/31/22	11.39	0.24	(1.83)	(1.59)	(0.24)	(0.11)	-	(0.35)	9.45	(14.19)	1,203,731	0.75	0.81	2.30	321
Year ended 08/31/21	11.61	0.19	0.17	0.36	(0.22)	(0.36)	-	(0.58)	11.39	3.18	1,497,641	0.74	0.79	1.70	366
Year ended 08/31/20	11.13	0.29	0.51	0.80	(0.32)	-	-	(0.32)	11.61	7.29	1,364,591	0.75	0.82	2.55	329
Year ended 08/31/19	10.53	0.36	0.62	0.98	(0.32)	-	(0.06)	(0.38)	11.13	9.57	1,079,416	0.74	0.84	3.41	250
Class C
Year ended 08/31/23	9.45	0.31	(0.44)	(0.13)	(0.34)	-	-	(0.34)	8.98	(1.34)	47,344	1.49	1.58	3.44	461
Year ended 08/31/22	11.38	0.16	(1.81)	(1.65)	(0.17)	(0.11)	-	(0.28)	9.45	(14.76)	55,695	1.50	1.56	1.55	321
Year ended 08/31/21	11.61	0.11	0.16	0.27	(0.14)	(0.36)	-	(0.50)	11.38	2.32	90,811	1.49	1.54	0.95	366
Year ended 08/31/20	11.12	0.20	0.52	0.72	(0.23)	-	-	(0.23)	11.61	6.59	107,350	1.50	1.57	1.80	329
Year ended 08/31/19	10.53	0.28	0.61	0.89	(0.24)	-	(0.06)	(0.30)	11.12	8.67	87,046	1.49	1.59	2.66	250
Class R
Year ended 08/31/23	9.45	0.36	(0.44)	(0.08)	(0.39)	-	-	(0.39)	8.98	(0.84)	27,489	0.99	1.08	3.94	461
Year ended 08/31/22	11.38	0.21	(1.81)	(1.60)	(0.22)	(0.11)	-	(0.33)	9.45	(14.33)	25,914	1.00	1.06	2.05	321
Year ended 08/31/21	11.61	0.16	0.16	0.32	(0.19)	(0.36)	-	(0.55)	11.38	2.83	29,466	0.99	1.04	1.45	366
Year ended 08/31/20	11.12	0.26	0.52	0.78	(0.29)	-	-	(0.29)	11.61	7.12	23,193	1.00	1.07	2.30	329
Year ended 08/31/19	10.53	0.33	0.61	0.94	(0.29)	-	(0.06)	(0.35)	11.12	9.21	17,598	0.99	1.09	3.16	250
Class Y
Year ended 08/31/23	9.46	0.41	(0.44)	(0.03)	(0.44)	-	-	(0.44)	8.99	(0.33)	1,007,180	0.49	0.58	4.44	461
Year ended 08/31/22	11.40	0.27	(1.83)	(1.56)	(0.27)	(0.11)	-	(0.38)	9.46	(13.95)	961,066	0.50	0.56	2.55	321
Year ended 08/31/21	11.62	0.22	0.17	0.39	(0.25)	(0.36)	-	(0.61)	11.40	3.43	1,407,185	0.49	0.54	1.95	366
Year ended 08/31/20	11.14	0.31	0.51	0.82	(0.34)	-	-	(0.34)	11.62	7.56	1,170,121	0.50	0.57	2.80	329
Year ended 08/31/19	10.54	0.39	0.62	1.01	(0.35)	-	(0.06)	(0.41)	11.14	9.84	892,952	0.49	0.59	3.66	250
Class R5
Year ended 08/31/23	9.45	0.41	(0.45)	(0.04)	(0.43)	-	-	(0.43)	8.98	(0.34)	14,364	0.49	0.53	4.44	461
Year ended 08/31/22	11.38	0.26	(1.81)	(1.55)	(0.27)	(0.11)	-	(0.38)	9.45	(13.89)	14,000	0.50	0.52	2.55	321
Year ended 08/31/21	11.61	0.22	0.16	0.38	(0.25)	(0.36)	-	(0.61)	11.38	3.35	13,274	0.49	0.51	1.95	366
Year ended 08/31/20	11.12	0.31	0.52	0.83	(0.34)	-	-	(0.34)	11.61	7.65	11,555	0.50	0.54	2.80	329
Year ended 08/31/19	10.53	0.39	0.61	1.00	(0.35)	-	(0.06)	(0.41)	11.12	9.75	7,586	0.49	0.54	3.66	250
Class R6
Year ended 08/31/23	9.45	0.41	(0.45)	(0.04)	(0.44)	-	-	(0.44)	8.97	(0.41)	2,410,711	0.45	0.46	4.48	461
Year ended 08/31/22	11.38	0.27	(1.81)	(1.54)	(0.28)	(0.11)	-	(0.39)	9.45	(13.85)	2,406,339	0.45	0.45	2.60	321
Year ended 08/31/21	11.60	0.23	0.17	0.40	(0.26)	(0.36)	-	(0.62)	11.38	3.51	2,948,067	0.41	0.42	2.03	366
Year ended 08/31/20	11.12	0.32	0.51	0.83	(0.35)	-	-	(0.35)	11.60	7.62	2,746,570	0.45	0.45	2.85	329
Year ended 08/31/19	10.52	0.39	0.62	1.01	(0.35)	-	(0.06)	(0.41)	11.12	9.91	2,159,063	0.44	0.45	3.71	250

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Core Plus Bond Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund

34	Invesco Core Plus Bond Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

35	Invesco Core Plus Bond Fund

compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2023, the Fund paid the Adviser $1,660 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or

36	Invesco Core Plus Bond Fund

futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the

37	Invesco Core Plus Bond Fund

terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

Q.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions. S. Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.450%
Next $500 million	0.425%
Next $1.5 billion	0.400%
Next $2.5 billion	0.375%
Over $5 billion	0.350%

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.50%, 1.00%, 0.50%, 0.50% and 0.50%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2023, the Adviser waived advisory fees of $345,265 and reimbursed class level expenses of $916,079, $38,729, $20,001, $717,456, $4,138 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

38	Invesco Core Plus Bond Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $116,393 in front-end sales commissions from the sale of Class A shares and $15,326 and $1,905 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$–	$2,097,368,979	$21,812,370	$2,119,181,349
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	1,334,672,805	–	1,334,672,805
Asset-Backed Securities	–	1,133,775,479	27,772,619	1,161,548,098
U.S. Treasury Securities	–	414,905,965	–	414,905,965
Preferred Stocks	49,276,448	37,547,261	–	86,823,709
Agency Credit Risk Transfer Notes	–	38,291,427	–	38,291,427
Non-U.S. Dollar Denominated Bonds & Notes	–	13,991,744	–	13,991,744
Municipal Obligations	–	6,861,570	–	6,861,570
Exchange-Traded Funds	5,141,302	–	–	5,141,302
Common Stocks & Other Equity Interests	4,886	–	0	4,886
Money Market Funds	704,675,636	383,399,565	–	1,088,075,201
Options Purchased	1,366,470	–	–	1,366,470
Total Investments in Securities	760,464,742	5,460,814,795	49,584,989	6,270,864,526

Other Investments - Assets*
Investments Matured	–	226,587	–	226,587
Futures Contracts	4,552,145	–	–	4,552,145
Forward Foreign Currency Contracts	–	230,642	–	230,642
	4,552,145	457,229	–	5,009,374

Other Investments - Liabilities*
Futures Contracts	(7,701,646)	–	–	(7,701,646)
Total Other Investments	(3,149,501)	457,229	–	(2,692,272)
Total Investments	$757,315,241	$5,461,272,024	$49,584,989	$6,268,172,254

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Investments matured is shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

39	Invesco Core Plus Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

	Value
	Currency	Equity	Interest
Derivative Assets	Risk	Risk	Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$–	$–	$4,552,145	$4,552,145

Unrealized appreciation on forward foreign currency contracts outstanding	230,642	–	–	230,642

Options purchased, at value – Exchange-Traded(b)	–	1,366,470	–	1,366,470

Total Derivative Assets	230,642	1,366,470	4,552,145	6,149,257

Derivatives not subject to master netting agreements	–	(1,366,470)	(4,552,145)	(5,918,615)

Total Derivative Assets subject to master netting agreements	$230,642	$–	$–	$230,642

Value
Interest
Derivative Liabilities	Rate Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(7,701,646)

Derivatives not subject to master netting agreements	7,701,646

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2023.

Financial
	Derivative		Collateral
	Assets		(Received)/Pledged
	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Goldman Sachs International	$ 74,442	$ 74,442	$–	$–	$ 74,442

State Street Bank & Trust Co.	156,200	156,200	–	–	156,200

Total	$230,642	$230,642	$–	$–	$230,642

Effect of Derivative Investments for the year ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$1,601,287	$-	$-	$1,601,287

Futures contracts	-	-	-	686,404	686,404

Options purchased(a)	-	-	(325,703)	-	(325,703)

Options written	-	-	(336,494)	-	(336,494)

Swap agreements	(4,996,293)	-	-	-	(4,996,293)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(422,143)	-	-	(422,143)

Futures contracts	-	-	-	(7,083,779)	(7,083,779)

Options purchased(a)	-	-	2,539,005	-	2,539,005

Options written	-	-	(393,198)	-	(393,198)

Total	$(4,996,293)	$1,179,144	$1,483,610	$(6,397,375)	$(8,730,914)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

40	Invesco Core Plus Bond Fund

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Index Options Written	Swap Agreements

Average notional value	$23,630,567	$1,191,405,434	$42,473,850	$61,304,792	$60,898,500	$36,747,214	$196,374,000

Average contracts	-	-	8,474	143	9,369	83	-

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,615.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$214,702,470	$142,328,512

Long-term capital gain	-	55,084,415

Total distributions	$214,702,470	$197,412,927

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$927,052

Net unrealized appreciation (depreciation) – investments	(275,428,524)

Net unrealized appreciation (depreciation) – foreign currencies	(19,939)

Temporary book/tax differences	(104,690)

Capital loss carryforward	(790,092,514)

Shares of beneficial interest	5,787,395,037

Total net assets	$4,722,676,422

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, derivative instruments and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$483,863,797	$306,228,717	$790,092,514

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

41	Invesco Core Plus Bond Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $3,802,855,187 and $4,132,588,922, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 22,536,083

Aggregate unrealized (depreciation) of investments	(297,964,607)

Net unrealized appreciation (depreciation) of investments	$(275,428,524)

Cost of investments for tax purposes is $6,543,600,778.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, amortization and accretion on debt securities, dollar rolls and paydowns, on August 31, 2023, undistributed net investment income was decreased by $845,297 and undistributed net realized gain (loss) was increased by $845,297.This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2023(a)		Year ended August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	28,785,198	$262,484,547	19,627,235	$206,578,400

Class C	1,172,591	10,736,154	903,781	9,532,418

Class R	889,433	8,136,487	760,428	7,968,829

Class Y	66,119,597	606,456,207	57,895,532	608,845,308

Class R5	244,753	2,245,682	723,728	7,544,397

Class R6	54,450,561	497,141,060	44,723,131	472,163,860

Issued as reinvestment of dividends:
Class A	5,166,836	47,116,744	3,959,645	41,638,848

Class C	176,852	1,612,433	161,155	1,708,395

Class R	121,152	1,104,496	83,451	876,070

Class Y	3,201,829	29,212,939	2,948,242	31,219,691

Class R5	72,971	664,906	48,507	505,837

Class R6	11,856,400	107,986,171	9,392,012	98,511,714

Automatic conversion of Class C shares to Class A shares:
Class A	424,180	3,868,465	511,438	5,340,987

Class C	(424,224)	(3,868,465)	(511,675)	(5,340,987)

Reacquired:
Class A	(26,363,942)	(240,503,968)	(28,299,228)	(291,609,806)

Class C	(1,545,819)	(14,113,518)	(2,639,087)	(27,348,301)

Class R	(691,090)	(6,295,390)	(690,586)	(7,208,371)

Class Y	(58,844,200)	(536,148,001)	(82,739,710)	(855,332,956)

Class R5	(199,271)	(1,827,031)	(456,933)	(4,683,925)

Class R6	(52,434,871)	(478,162,245)	(58,455,166)	(601,044,666)

Net increase (decrease) in share activity	32,178,936	$297,847,673	(32,054,100)	$(300,134,258)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

42	Invesco Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Core Plus Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Core Plus Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, portfolio company investee and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

43	Invesco Core Plus Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$996.90	$3.72	$1,021.48	$3.77	0.74%
Class C	1,000.00	994.30	7.49	1,017.69	7.58	1.49
Class R	1,000.00	996.80	4.98	1,020.21	5.04	0.99
Class Y	1,000.00	999.30	2.47	1,022.74	2.50	0.49
Class R5	1,000.00	999.30	2.47	1,022.74	2.50	0.49
Class R6	1,000.00	998.40	2.27	1,022.94	2.29	0.45

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

44	Invesco Core Plus Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Core Plus Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the third quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board recognized

45	Invesco Core Plus Bond Fund

that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

46	Invesco Core Plus Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns.

Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	5.32%
Corporate Dividends Received Deduction*	4.45%
U.S. Treasury Obligations*	6.51%
Qualified Business Income*	0.00%
Business Interest Income*	88.59%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

47	Invesco Core Plus Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Core Plus Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza Houston, TX 77046-1173	Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Core Plus Bond Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	CPB-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Discovery Fund

Nasdaq:

A: OPOCX ⬛ C: ODICX ⬛ R: ODINX ⬛ Y: ODIYX ⬛ R5: DIGGX ⬛ R6: ODIIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class A shares of Invesco Discovery Fund (the Fund), at net asset value (NAV), underperformed the Russell 2000 Growth Index.

 Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.75%
Class C Shares	5.96
Class R Shares	6.47
Class Y Shares	7.01
Class R5 Shares	7.13
Class R6 Shares	7.15
S&P 500 Index▼	15.94
Russell 2000 Growth Index▼	6.78
Russell 2000 Index▼	4.65
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another

0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

 US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

 Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

 In this environment, the Fund’s Class A shares at NAV outperformed the Russell 2000 Growth Index during the fiscal year. Strong stock selection in the consumer staples, financials and consumer discretionary sectors was additive to relative performance. This was partially offset by weaker stock selection within the health care and information technology sectors.

 At the stock level, the largest contributors to Fund performance on an absolute basis were e.l.f. Beauty, Lattice Semiconductor and Celsius Holdings.

 e.l.f. Beauty provides cosmetic and skin-care products. The company reported strong fiscal third and fourth quarter results where revenues, EPS (earnings-per-share) and EBITDA (earnings before interest, taxes, depreciation and amortization) all exceeded expectations. Management also raised its fiscal 2023 guidance and initial fiscal 2024 guidance above Wall Street expectations. The company increased its market share, innovation has been strong and the company has been gaining distribution for its value-priced beauty products.

 Lattice Semiconductor designs, develops and markets programmable logic products and related software. Lattice Semiconductor was one of the few semiconductor companies to beat and raise guidance during earnings season late last year. Earlier this year, the company also posted numbers ahead of street consensus estimates due to strong product cycles in the datacenter segment while most semiconductor companies were reducing forward guidance. In addition, the company benefited from an artificial intelligence (AI) upgrade cycle in cloud spending.

 Celsius Holdings, through its subsidiaries, provides thermogenic calorie-burning beverages. The company beat expectations on revenues, earnings, EBITDA and operating margins. Celsius Holdings has been benefiting from its healthier positioning (low sugar, added nutrients) and from an agreement signed in 2022 with Pepsi through which Pepsi took over as Celsius’ distributor.

 The largest individual detractors from absolute Fund performance during the fiscal year were Chart Industries, Repligen and Paylocity.

 Chart Industries is a global manufacturer of equipment used in the production, storage and end-use of hydrocarbon and industrial gases. Chart Industries declined after the company announced plans to acquire gas handling product and service company Howden from private equity in a deal that would significantly increase the company’s debt

2	Invesco Discovery Fund

when a recession was considered to be looming. We exited our position during the fiscal year.

 Repligen is a healthcare company that supplies equipment used in the drug manufacturing process by pharmaceutical and biotechnology companies. The stock underperformed during the fiscal year due to a slowdown in revenue growth. During and immediately after the COVID-19 pandemic, pharma/ biotech companies purchased equipment from suppliers like Repligen at elevated rates which built inventory. The process of working down this inventory by Repligen’s customers has taken longer than expected which caused the slowdown in revenue growth in the past year. This dynamic has also affected Repligen’s peers, not to mention many other parts of the global economy as supply chains reset. We believe Repligen has a great management team and isn’t losing market share but given this broader industry destocking issue we did reduce our position during the fiscal year.

 Paylocity provides cloud-based payroll and human capital management software solutions. The stock succumbed to general weakness in software growth stocks at the end of the calendar year even though the company’s fundamentals were completely intact. We exited our position during the fiscal year.

 At the end of the fiscal year, the Fund’s largest overweight positions relative to the Russell 2000 Growth Index were in the information technology, financials and energy sectors. The Fund’s largest underweight exposures relative to the Russell 2000 Growth Index were in the health care, real estate and utilities sectors.

 Our long-term investment process remains the same. We seek dynamic companies with above-average, sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of success.

 We thank you for your continued conviction and investment in Invesco Discovery Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Lipper Inc.

Portfolio manager(s):

Ash Shah

Ronald Zibelli, Jr. - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Discovery Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Discovery Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (9/11/86)	10.39%
10 Years	9.90
5 Years	6.30
1 Year	0.87

Class C Shares
Inception (10/2/95)	8.03%
10 Years	9.86
5 Years	6.70
1 Year	4.96

Class R Shares
Inception (3/1/01)	8.08%
10 Years	10.24
5 Years	7.23
1 Year	6.47

Class Y Shares
Inception (6/1/94)	9.17%
10 Years	10.79
5 Years	7.77
1 Year	7.01

Class R5 Shares
10 Years	10.68%
5 Years	7.82
1 Year	7.13

Class R6 Shares
Inception (1/27/12)	12.72%
10 Years	10.98
5 Years	7.93
1 Year	7.15

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Discovery Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Discovery Fund. The Fund was subsequently renamed the Invesco Discovery Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Discovery Fund

Supplemental Information

Invesco Discovery Fund’s investment objective is to seek capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 2000® Growth Index is an unmanaged index considered representative of small-cap growth stocks. The Russell 2000 Growth Index is a trademark/ service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the

Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Discovery Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	23.87%

Industrials	20.71

Health Care	18.04

Consumer Discretionary	11.89

Financials	7.55

Energy	6.37

Consumer Staples	5.03

Materials	3.72

Communication Services	1.16

Money Market Funds Plus Other Assets Less Liabilities	1.66

Top 10 Equity Holdings*

		% of total net assets

1.	Kinsale Capital Group, Inc.	2.47%

2.	Lattice Semiconductor Corp.	2.40

3.	Hamilton Lane, Inc., Class A	2.36

4.	elf Beauty, Inc.	2.35

5.	Clean Harbors, Inc.	2.23

6.	Celsius Holdings, Inc.	2.13

7.	Saia, Inc.	2.04

8.	Comfort Systems USA, Inc.	1.80

9.	Shockwave Medical, Inc.	1.59

10.	Manhattan Associates, Inc.	1.58

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco Discovery Fund

Schedule of Investments(a)

August 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–98.34%
Aerospace & Defense–2.75%
Curtiss-Wright Corp.	285,749	$59,432,934

Hexcel Corp.	609,399	44,668,947

		104,101,881

Application Software–7.63%
Altair Engineering, Inc., Class A(b)	595,365	39,579,865

Braze, Inc., Class A(b)	688,625	31,855,793

CCC Intelligent Solutions Holdings, Inc.(b)	2,767,722	29,614,625

Confluent, Inc., Class A(b)	1,087,497	35,985,276

DoubleVerify Holdings, Inc.(b)	708,781	23,963,886

Manhattan Associates, Inc.(b)	294,292	59,629,445

Samsara, Inc., Class A(b)	967,290	26,465,054

Sprout Social, Inc., Class A(b)	357,732	19,152,971

Workiva, Inc.(b)	206,220	23,065,707

		289,312,622

Asset Management & Custody Banks–2.36%
Hamilton Lane, Inc., Class A	963,436	89,397,226

Automotive Parts & Equipment–1.32%
Visteon Corp.(b)	358,902	49,984,282

Biotechnology–1.55%
Cytokinetics, Inc.(b)	385,034	13,453,088

Halozyme Therapeutics, Inc.(b)	396,774	16,886,702

ImmunoGen, Inc.(b)	345,130	5,466,859

Karuna Therapeutics, Inc.(b)	83,862	15,745,929

Ultragenyx Pharmaceutical, Inc.(b)	195,733	7,201,017

		58,753,595

Broadline Retail–0.95%
Global-e Online Ltd. (Israel)(b)	675,355	26,764,319

Savers Value Village, Inc.(b)	372,503	9,219,449

		35,983,768

Building Products–2.14%
AAON, Inc.	573,136	36,141,988

AZEK Co., Inc. (The)(b)	573,697	19,511,435

Trex Co., Inc.(b)	356,508	25,443,976

		81,097,399

Cargo Ground Transportation–2.04%
Saia, Inc.(b)	181,650	77,419,230

Casinos & Gaming–2.09%
DraftKings, Inc., Class A(b)	753,191	22,332,113

Red Rock Resorts, Inc., Class A	1,298,295	57,034,099

		79,366,212

Construction & Engineering–3.21%
Comfort Systems USA, Inc.	369,148	68,133,646

EMCOR Group, Inc.	163,308	36,621,819

MasTec, Inc.(b)	171,043	17,017,068

		121,772,533

Construction Materials–0.86%
Eagle Materials, Inc.	171,890	32,542,215

	Shares	Value

Education Services–1.44%
Duolingo, Inc.(b)	370,893	$54,580,614

Electrical Components & Equipment–2.90%
Atkore, Inc.(b)	203,973	31,405,723

Nextracker, Inc., Class A(b)	695,206	29,282,077

Vertiv Holdings Co.	1,245,662	49,066,626

		109,754,426

Electronic Equipment & Instruments–2.60%
Badger Meter, Inc.	241,658	40,134,561

Novanta, Inc.(b)	349,041	58,282,866

		98,417,427

Environmental & Facilities Services–3.40%
Casella Waste Systems, Inc., Class A(b)	566,564	44,628,246

Clean Harbors, Inc.(b)	498,048	84,339,449

		128,967,695

Footwear–1.24%
Deckers Outdoor Corp.(b)	52,528	27,792,040

On Holding AG, Class A (Switzerland)(b)	662,282	19,093,590

		46,885,630

Health Care Equipment–5.42%
Axonics, Inc.(b)	765,057	43,837,766

Glaukos Corp.(b)	130,202	9,783,378

Inspire Medical Systems, Inc.(b)	254,396	57,717,365

iRhythm Technologies, Inc.(b)	146,095	15,101,840

Shockwave Medical, Inc.(b)	273,223	60,215,617

TransMedics Group, Inc.(b)	283,093	18,579,394

		205,235,360

Health Care Facilities–3.70%
Acadia Healthcare Co., Inc.(b)	687,258	52,987,592

Encompass Health Corp.	594,058	42,201,880

Surgery Partners, Inc.(b)	1,237,274	44,863,555

		140,053,027

Health Care Services–1.19%
Privia Health Group, Inc.(b)	921,756	24,196,095

RadNet, Inc.(b)	625,829	20,908,947

		45,105,042

Health Care Supplies–1.80%
Haemonetics Corp.(b)	315,508	28,310,533

Lantheus Holdings, Inc.(b)	241,740	16,544,685

Merit Medical Systems, Inc.(b)	360,532	23,535,529

		68,390,747

Health Care Technology–0.60%
Evolent Health, Inc., Class A(b)	894,254	22,812,420

Homebuilding–2.72%
Meritage Homes Corp.	142,344	19,791,510

Taylor Morrison Home Corp., Class A(b)	907,016	42,992,558

TopBuild Corp.(b)	138,773	40,255,272

		103,039,340

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Discovery Fund

	Shares	Value

Industrial Machinery & Supplies & Components–0.90%
Esab Corp.	474,443	$34,240,551

Internet Services & Infrastructure–0.41%
DigitalOcean Holdings, Inc.(b)	567,187	15,342,408

Investment Banking & Brokerage–1.23%
Evercore, Inc., Class A	333,117	46,653,036

Life Sciences Tools & Services–2.61%
10X Genomics, Inc., Class A(b)	528,931	27,425,072

Medpace Holdings, Inc.(b)	217,517	58,788,320

Repligen Corp.(b)	72,596	12,625,170

		98,838,562

Managed Health Care–0.38%
Progyny, Inc.(b)	388,314	14,499,645

Movies & Entertainment–1.16%
World Wrestling Entertainment, Inc., Class A	455,266	43,955,932

Oil & Gas Equipment & Services–3.03%
TechnipFMC PLC (United Kingdom)	2,948,731	56,143,838

Weatherford International PLC(b)	663,810	58,760,461

		114,904,299

Oil & Gas Exploration & Production–3.34%
Matador Resources Co.	902,957	57,337,770

Northern Oil and Gas, Inc.	912,105	38,153,352

SM Energy Co.	737,798	31,216,233

		126,707,355

Personal Care Products–2.90%
BellRing Brands, Inc.(b)	504,845	20,951,067

elf Beauty, Inc.(b)	642,114	89,067,633

		110,018,700

Pharmaceuticals–0.79%
Intra-Cellular Therapies, Inc.(b)	447,092	24,822,548

Revance Therapeutics, Inc.(b)	295,886	5,216,470

		30,039,018

Property & Casualty Insurance–2.47%
Kinsale Capital Group, Inc.	234,690	93,554,475

Research & Consulting Services–1.19%
KBR, Inc.	732,474	45,061,800

Restaurants–2.13%
CAVA Group, Inc.(c)	285,461	12,677,323

Shake Shack, Inc., Class A(b)	291,758	20,423,060

Wingstop, Inc.	297,064	47,720,361

		80,820,744

Semiconductor Materials & Equipment–2.93%
Axcelis Technologies, Inc.(b)	307,499	59,085,933

Nova Ltd. (Israel)(b)	240,453	31,004,010

Onto Innovation, Inc.(b)	149,557	20,785,432

		110,875,375

Semiconductors–6.94%
Allegro MicroSystems, Inc. (Japan)(b)	548,074	20,963,831

Diodes, Inc.(b)	352,672	28,866,203

Lattice Semiconductor Corp.(b)	935,558	90,992,371

	Shares	Value

Semiconductors–(continued)
MACOM Technology Solutions Holdings, Inc.(b)	461,634	$39,035,771

Power Integrations, Inc.	327,035	27,477,481

Rambus, Inc.(b)	692,730	39,118,463

Silicon Laboratories, Inc.(b)	123,298	16,627,968

		263,082,088

Soft Drinks & Non-alcoholic Beverages–2.13%
Celsius Holdings, Inc.(b)	412,016	80,771,617

Specialty Chemicals–0.91%
Livent Corp.(b)	1,607,433	34,511,586

Steel–1.95%
ATI, Inc.(b)	1,125,223	51,006,358

Commercial Metals Co.	407,113	22,916,391

		73,922,749

Systems Software–3.36%
CyberArk Software Ltd.(b)	311,744	51,761,974

Gitlab, Inc., Class A(b)	777,751	36,842,065

Monday.com Ltd.(b)	217,360	38,568,358

		127,172,397

Trading Companies & Distributors–2.18%
Applied Industrial Technologies, Inc.	234,022	36,125,976

H&E Equipment Services, Inc.	1,022,621	46,345,184

		82,471,160

Transaction & Payment Processing Services–1.49%
Flywire Corp.(b)	1,082,111	37,419,398

Remitly Global, Inc.(b)	368,690	9,272,554

Shift4 Payments, Inc., Class A(b)	170,292	9,670,883

		56,362,835

Total Common Stocks & Other Equity Interests (Cost $2,864,624,187)		3,726,779,023

Money Market Funds–1.52%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e)	20,168,870	20,168,870

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(d)(e)	14,393,681	14,395,120

Invesco Treasury Portfolio, Institutional Class, 5.25%(d)(e)	23,050,137	23,050,137

Total Money Market Funds (Cost $57,613,836)		57,614,127

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $2,922,238,023)		3,784,393,150

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.35%
Invesco Private Government Fund, 5.30%(d)(e)(f)	3,676,446	3,676,446

Invesco Private Prime Fund, 5.51%(d)(e)(f)	9,453,716	9,453,716

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,130,454)		13,130,162

TOTAL INVESTMENTS IN SECURITIES–100.21% (Cost $2,935,368,477)		3,797,523,312

OTHER ASSETS LESS LIABILITIES–(0.21)%		(7,811,121)

NET ASSETS–100.00%		$3,789,712,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Discovery Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 41,276,475	$ 488,782,871	$ (509,890,476)	$ -	$ -	$20,168,870	$1,300,012
Invesco Liquid Assets Portfolio, Institutional Class	27,605,645	349,130,621	(362,331,475)	(8,966)	(705)	14,395,120	933,456
Invesco Treasury Portfolio, Institutional Class	47,173,115	558,608,995	(582,731,973)	-	-	23,050,137	1,482,038
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	579,616	15,344,046	(12,247,216)	-	-	3,676,446	9,394	*
Invesco Private Prime Fund	1,490,441	31,145,126	(23,181,801)	(292)	242	9,453,716	20,393	*
Total	$118,125,292	$1,443,011,659	$(1,490,382,941)	$(9,258)	$(463)	$70,744,289	$3,745,293

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Discovery Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $ 2,864,624,187)*	$3,726,779,023

Investments in affiliated money market funds, at value (Cost $ 70,744,290)	70,744,289

Cash	1,000,000

Receivable for:
Investments sold	23,916,739

Fund shares sold	1,745,606

Dividends	1,477,524

Investment for trustee deferred compensation and retirement plans	141,696

Other assets	94,585

Total assets	3,825,899,462

Liabilities:
Payable for:
Investments purchased	18,748,964

Fund shares reacquired	2,417,466

Collateral upon return of securities loaned	13,130,454

Accrued fees to affiliates	1,568,978

Accrued trustees’ and officers’ fees and benefits	39,975

Accrued other operating expenses	94,433

Trustee deferred compensation and retirement plans	187,001

Total liabilities	36,187,271

Net assets applicable to shares outstanding	$3,789,712,191

Net assets consist of:
Shares of beneficial interest	$3,152,321,915

Distributable earnings	637,390,276

$3,789,712,191

Net Assets:
Class A	$1,394,517,185

Class C	$28,808,287

Class R	$40,864,418

Class Y	$1,490,868,274

Class R5	$1,364,337

Class R6	$833,289,690

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	17,283,666

Class C	729,707

Class R	589,920

Class Y	14,961,189

Class R5	16,628

Class R6	8,081,190

Class A:
Net asset value per share	$80.68

Maximum offering price per share
(Net asset value of $80.68 ÷ 94.50%)	$85.38

Class C:
Net asset value and offering price per share	$39.48

Class R:
Net asset value and offering price per share	$69.27

Class Y:
Net asset value and offering price per share	$99.65

Class R5:
Net asset value and offering price per share	$82.05

Class R6:
Net asset value and offering price per share	$103.11

*	At August 31, 2023, security with a value of $12,383,532 was on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Discovery Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:
Dividends	$16,111,831

Dividends from affiliated money market funds (includes net securities lending income of $ 48,337)	3,763,843

Total investment income	19,875,674

Expenses:
Advisory fees	21,487,572

Administrative services fees	515,579

Custodian fees	22,971
Distribution fees:
Class A	3,226,484

Class C	296,881

Class R	199,428

Transfer agent fees – A, C, R and Y	4,778,284

Transfer agent fees – R5	582

Transfer agent fees – R6	207,904

Trustees’ and officers’ fees and benefits	56,333

Registration and filing fees	235,182

Reports to shareholders	243,591

Professional services fees	74,672

Other	45,240

Total expenses	31,390,703

Less: Fees waived and/or expense offset arrangement(s)	(161,164)

Net expenses	31,229,539

Net investment income (loss)	(11,353,865)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(884,698)

Affiliated investment securities	(463)

(885,161)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	257,804,102

Affiliated investment securities	(9,258)

257,794,844

Net realized and unrealized gain	256,909,683

Net increase in net assets resulting from operations	$245,555,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Discovery Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:
Net investment income (loss)	$(11,353,865)	$(15,846,365)

Net realized gain (loss)	(885,161)	(99,418,822)

Change in net unrealized appreciation (depreciation)	257,794,844	(1,093,338,447)

Net increase (decrease) in net assets resulting from operations	245,555,818	(1,208,603,634)

Distributions to shareholders from distributable earnings:
Class A	–	(354,060,785)

Class C	–	(15,739,383)

Class R	–	(11,989,177)

Class Y	–	(268,868,549)

Class R5	–	(2,650,365)

Class R6	–	(81,370,610)

Total distributions from distributable earnings	–	(734,678,869)

Share transactions–net:
Class A	(120,045,922)	220,367,991

Class C	(5,877,866)	6,122,111

Class R	(3,108,459)	4,679,546

Class Y	(138,581,797)	523,205,689

Class R5	126,866	(10,267,213)

Class R6	199,582,949	259,920,043

Net increase (decrease) in net assets resulting from share transactions	(67,904,229)	1,004,028,167

Net increase (decrease) in net assets	177,651,589	(939,254,336)

Net assets:
Beginning of year	3,612,060,602	4,551,314,938

End of year	$3,789,712,191	$3,612,060,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Discovery Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income (loss) to average net assets		Portfolio turnover (d)
Class A
Year ended 08/31/23	$ 75.57	$ (0.36)	$ 5.47	$ 5.11	$ -	$ 80.68	6.76	%(e)	$1,394,517	1.03	%(e)	1.03	%(e)	(0.48	)%(e)	83%
Year ended 08/31/22	124.56	(0.49)	(27.15)	(27.64)	(21.35)	75.57	(26.13	)(e)	1,425,847	1.02	(e)	1.02	(e)	(0.54	)(e)	84
Year ended 08/31/21	101.13	(0.85)	36.59	35.74	(12.31)	124.56	37.24	(e)	2,090,984	1.01	(e)	1.01	(e)	(0.74	)(e)	61
Year ended 08/31/20	84.02	(0.59)	22.93	22.34	(5.23)	101.13	28.07	(e)	1,656,602	1.05	(e)	1.05	(e)	(0.71	)(e)	76
Eleven months ended 08/31/19	94.78	(0.50)	1.69	1.19	(11.95)	84.02	4.57		1,432,064	1.08	(f)	1.08	(f)	(0.70	)(f)	83
Year ended 09/30/18	81.76	(0.65)	23.33	22.68	(9.66)	94.78	30.77		1,442,859	1.07		1.07		(0.76)		91
Class C
Year ended 08/31/23	37.26	(0.46)	2.68	2.22	-	39.48	5.96		28,808	1.79		1.79		(1.24)		83
Year ended 08/31/22	73.13	(0.63)	(13.89)	(14.52)	(21.35)	37.26	(26.68)		33,135	1.78		1.78		(1.30)		84
Year ended 08/31/21	64.09	(1.03)	22.38	21.35	(12.31)	73.13	36.20		56,388	1.78		1.78		(1.51)		61
Year ended 08/31/20	55.50	(0.79)	14.61	13.82	(5.23)	64.09	27.08		74,315	1.82		1.82		(1.48)		76
Eleven months ended 08/31/19	67.90	(0.70)	0.25	(0.45)	(11.95)	55.50	3.84		78,075	1.84	(f)	1.84	(f)	(1.47	)(f)	83
Year ended 09/30/18	61.61	(0.94)	16.89	15.95	(9.66)	67.90	29.78		159,027	1.83		1.83		(1.52)		91
Class R
Year ended 08/31/23	65.06	(0.48)	4.69	4.21	-	69.27	6.47		40,864	1.29		1.29		(0.74)		83
Year ended 08/31/22	110.57	(0.64)	(23.52)	(24.16)	(21.35)	65.06	(26.31)		41,445	1.28		1.28		(0.80)		84
Year ended 08/31/21	91.16	(1.03)	32.75	31.72	(12.31)	110.57	36.89		64,908	1.28		1.28		(1.01)		61
Year ended 08/31/20	76.43	(0.74)	20.70	19.96	(5.23)	91.16	27.72		53,981	1.32		1.32		(0.98)		76
Eleven months ended 08/31/19	87.70	(0.62)	1.30	0.68	(11.95)	76.43	4.32		53,737	1.33	(f)	1.33	(f)	(0.96	)(f)	83
Year ended 09/30/18	76.52	(0.81)	21.65	20.84	(9.66)	87.70	30.43		54,734	1.33		1.33		(1.02)		91
Class Y
Year ended 08/31/23	93.12	(0.22)	6.75	6.53	-	99.65	7.01		1,490,868	0.79		0.79		(0.24)		83
Year ended 08/31/22	147.99	(0.33)	(33.19)	(33.52)	(21.35)	93.12	(25.94)		1,532,285	0.78		0.78		(0.30)		84
Year ended 08/31/21	117.95	(0.69)	43.04	42.35	(12.31)	147.99	37.56		1,769,717	0.78		0.78		(0.51)		61
Year ended 08/31/20	96.93	(0.46)	26.71	26.25	(5.23)	117.95	28.37		1,316,860	0.82		0.82		(0.48)		76
Eleven months ended 08/31/19	106.92	(0.38)	2.34	1.96	(11.95)	96.93	4.80		882,530	0.84	(f)	0.84	(f)	(0.47	)(f)	83
Year ended 09/30/18	90.84	(0.51)	26.25	25.74	(9.66)	106.92	31.07		791,784	0.84		0.84		(0.53)		91
Class R5
Year ended 08/31/23	76.48	(0.09)	5.66	5.57	-	82.05	7.28		1,364	0.68		0.68		(0.13)		83
Year ended 08/31/22	125.62	(0.28)	(27.51)	(27.79)	(21.35)	76.48	(26.01)		1,139	0.71		0.71		(0.23)		84
Year ended 08/31/21	101.62	(0.52)	36.83	36.31	(12.31)	125.62	37.67		15,580	0.72		0.72		(0.45)		61
Year ended 08/31/20	84.11	(0.27)	23.01	22.74	(5.23)	101.62	28.54		15,413	0.68		0.68		(0.34)		76
Period ended 08/31/19(g)	77.56	(0.08)	6.63	6.55	-	84.11	8.44		11	0.71	(f)	0.71	(f)	(0.34	)(f)	83
Class R6
Year ended 08/31/23	96.23	(0.10)	6.98	6.88	-	103.11	7.15		833,290	0.66		0.66		(0.11)		83
Year ended 08/31/22	152.02	(0.19)	(34.25)	(34.44)	(21.35)	96.23	(25.85)		578,210	0.65		0.65		(0.17)		84
Year ended 08/31/21	120.70	(0.50)	44.13	43.63	(12.31)	152.02	37.78		553,738	0.63		0.63		(0.36)		61
Year ended 08/31/20	98.92	(0.30)	27.31	27.01	(5.23)	120.70	28.58		329,915	0.65		0.65		(0.31)		76
Eleven months ended 08/31/19	108.66	(0.25)	2.46	2.21	(11.95)	98.92	4.96		269,645	0.67	(f)	0.67	(f)	(0.30	)(f)	83
Year ended 09/30/18	92.03	(0.35)	26.64	26.29	(9.66)	108.66	31.29		254,704	0.67		0.67		(0.36)		91

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include estimated acquired fund fees from underlying funds of 0.00% for the eleven months ended August 31, 2019 and the years ended September 30, 2019 and 2018, respectively.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended August 31, 2023 and 2022 and 0.23% for the years ended August 31, 2021 and 2020.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Discovery Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Discovery Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

15	Invesco Discovery Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund.

Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2023, the Fund paid the Adviser $4,105 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

16	Invesco Discovery Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $ 200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Next $3.5 billion	0.580%
Over $5 billion	0.550%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2023, the Adviser waived advisory fees of $100,493.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $56,688 in front-end sales commissions from the sale of Class A shares and $618 and $442 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2023, the Fund incurred $98,862 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

17	Invesco Discovery Fund

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$3,726,779,023	$–	$–	$3,726,779,023

Money Market Funds	57,614,127	13,130,162	–	70,744,289

Total Investments	$3,784,393,150	$13,130,162	$–	$3,797,523,312

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $60,671.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$–	$22,727,558

Long-term capital gain	–	711,951,311

Total distributions	$–	$734,678,869

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation – investments	$847,162,483

Temporary book/tax differences	(217,249)

Late-Year ordinary loss deferral	(7,476,991)

Capital loss carryforward	(202,077,967)

Shares of beneficial interest	3,152,321,915

Total net assets	$3,789,712,191

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

18	Invesco Discovery Fund

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$202,077,967	$–	$202,077,967

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $2,924,652,399 and $2,952,341,376, respectively. Cost of investments, including any derivatives,on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$930,726,303

Aggregate unrealized (depreciation) of investments	(83,563,820)

Net unrealized appreciation of investments	$847,162,483

Cost of investments for tax purposes is $ 2,950,360,829.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on August 31, 2023, undistributed net investment income (loss) was increased by $14,526,501, undistributed net realized gain (loss) was decreased by $161,274 and shares of beneficial interest was decreased by $14,365,227. This reclassification had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2023(a)		August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	820,338	$62,017,183	1,208,272	$116,489,369

Class C	83,171	3,101,262	85,337	3,993,568

Class R	58,327	3,778,805	101,434	8,019,432

Class Y	4,789,861	445,426,604	8,720,576	964,036,930

Class R5	6,070	462,884	19,628	2,068,656

Class R6	3,484,168	336,163,469	2,733,589	296,912,306

Issued as reinvestment of dividends:
Class A	-	-	3,477,493	341,211,448

Class C	-	-	315,765	15,355,670

Class R	-	-	141,026	11,932,191

Class Y	-	-	1,887,533	227,806,408

Class R5	-	-	26,687	2,648,184

Class R6	-	-	633,504	78,934,555

Automatic conversion of Class C shares to Class A shares:
Class A	38,869	2,932,479	53,151	4,874,729

Class C	(79,150)	(2,932,479)	(104,647)	(4,874,729)

Reacquired:
Class A	(2,442,321)	(184,995,584)	(2,659,455)	(242,207,555)

Class C	(163,560)	(6,046,649)	(178,287)	(8,352,398)

Class R	(105,466)	(6,887,264)	(192,450)	(15,272,077)

Class Y	(6,283,418)	(584,008,401)	(6,111,474)	(668,637,649)

Class R5	(4,332)	(336,018)	(155,453)	(14,984,053)

Class R6	(1,411,452)	(136,580,520)	(1,001,122)	(115,926,818)

Net increase (decrease) in share activity	(1,208,895)	$(67,904,229)	9,001,107	$1,004,028,167

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Discovery Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Discovery Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Discovery Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the four years in the period ended August 31, 2023 and the eleven months ended August 31, 2019 for Class A, Class C, Class R, Class Y and Class R6.

For each of the four years in the period ended August 31, 2023 and the period May 24, 2019 (commencement date) through August 31, 2019 for Class R5.

The financial statements of Oppenheimer Discovery Fund (subsequently renamed Invesco Discovery Fund) as of and for the year ended September 30, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Discovery Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,053.40	$5.33	$1,020.01	$5.24	1.03%
Class C	1,000.00	1,049.50	9.25	1,016.18	9.10	1.79
Class R	1,000.00	1,052.10	6.67	1,018.70	6.56	1.29
Class Y	1,000.00	1,054.70	4.09	1,021.22	4.02	0.79
Class R5	1,000.00	1,055.40	3.52	1,021.78	3.47	0.68
Class R6	1,000.00	1,055.30	3.42	1,021.88	3.36	0.66

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco Discovery Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Discovery Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Russell 2000® Growth Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below

22	Invesco Discovery Fund

the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.

23	Invesco Discovery Fund

The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco Discovery Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Discovery Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Discovery Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Discovery Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-DIS-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Equally-Weighted S&P 500 Fund

Nasdaq:

A: VADAX ∎ C: VADCX ∎ R: VADRX ∎ Y: VADDX ∎ R6: VADFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

16	Financial Statements

19	Financial Highlights

20	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Fund Expenses

28	Approval of Investment Advisory and Sub-Advisory Contracts

31	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class A shares of Invesco Equally-Weighted S&P 500 Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Equal Weight Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.11%

Class C Shares	7.30

Class R Shares	7.82

Class Y Shares	8.38

Class R6 Shares	8.48

S&P 500 Index▼ (Broad Market Index)	15.94

S&P 500 Equal Weight Index▼ (Style-Specific Index)	8.67

Lipper Multi-Cap Core Funds Index∎ (Peer Group Index)	14.61

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

 US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

 Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

 The Fund generally invests in each common stock represented in the S&P 500 Equal Weight Index, which is an equally weighted version of the S&P 500 Index. The S&P 500 Index is a stock market index that includes common stocks of 500 companies in proportion to their market capitalization.

 During the fiscal year, on an absolute basis, holdings in the industrials, information technology (IT) and consumer discretionary sectors contributed most significantly to the Fund’s return. On an absolute basis, holdings in the utilities, real estate, and financials sectors detracted most significantly from the Fund’s return during the fiscal year.

 Leading contributors to the Fund’s performance for the fiscal year included NVIDIA, Royal Caribbean and Meta Platforms. NVIDIA, an information technology company, was a primary beneficiary of investor enthusiasm for artificial intelligence. The stock price surged as first-quarter revenue numbers significantly outperformed analyst estimates and management revised its three-month sales forecast to more than 50% above analyst projections. Royal Caribbean, a consumer discretionary company, reported booking volumes notably higher than those in the last corresponding pre-pandemic period while also achieving meaningful gains in pricing, resulting in management revising full-year earnings guidance upwards significantly. Meta Platforms, an IT company, was another notable beneficiary of the artificial intelligence theme. The stock price also rose after the company announced it had been able to achieve significant cost improvements due to reductions in headcount in late 2022 and early 2023.

 Top detractors from the Fund’s performance for the fiscal year were SVB Financial, First Republic Bank, and Signature Bank. SVB Financial, a financials company, led the way for a regional bank selloff in March as it faced a liquidity crisis due to unrealized losses on its held-to-maturity debt portfolio and the failure of its attempt to raise additional capital. First Republic Bank, a financials company, saw the rapid withdrawal of deposits as banking customers were unsettled by the failure of SVB Financial and Signature Bank, resulting in seizure by the FDIC and a subsequent sale to JPMorgan Chase. Signature Bank, a financials company, was also seized by the government in March after a run on the bank caused it to lose a fifth of its deposits in a single day. We sold our position in all 3 banks before the end of the fiscal year.

 Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in

2	Invesco Equally-Weighted S&P 500 Fund

S&P 500 futures contracts, which generated a positive return and added to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 Thank you for your investment in Invesco Equally-Weighted S&P 500 Fund.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Lipper Inc.

Portfolio manager(s):

Pratik Doshi

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1	Source: RIMES Technologies Corp.

2	Source: Lipper Inc.

*Includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the index that occurred on April 24, 2020.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	8.68%
10 Years	10.00
5 Years	7.35
1 Year	2.16

Class C Shares
Inception (7/28/97)	8.67%
10 Years	9.98
5 Years	7.77
1 Year	6.32

Class R Shares
Inception (3/31/08)	9.72%
10 Years	10.34
5 Years	8.30
1 Year	7.82

Class Y Shares
Inception (7/28/97)	9.18%
10 Years	10.89
5 Years	8.84
1 Year	8.38

Class R6 Shares
Inception (9/24/12)	11.93%
10 Years	11.02
5 Years	8.96
1 Year	8.48

Returns above include the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the index that occurred on April 24, 2020. Had the pay-in not been made, the total return would have been lower.

 Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C and Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Equally-Weighted S&P 500 Fund

Supplemental Information

Invesco Equally-Weighted S&P 500 Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The S&P 500® Equal Weight Index is the equally-weighted version of the S&P 500® Index, which is considered representative of the US stock market.
∎	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Equally-Weighted S&P 500 Fund

Fund Information

Portfolio Composition

By sector		% of total net assets

Industrials		15.38%

Financials		14.32

Information Technology		13.21

Health Care		12.70

Consumer Discretionary		10.39

Consumer Staples		7.12

Real Estate		6.00

Materials		5.83

Utilities		5.53

Energy		5.05

Communication Services		3.97

Money Market Funds Plus Other Assets Less Liabilities		0.50

Top 10 Equity Holdings*

		% of total net assets

1.	Old Dominion Freight Line, Inc.	0.27%

2.	Charter Communications, Inc., Class A	0.26

3.	APA Corp.	0.25

4.	Domino’s Pizza, Inc.	0.25

5.	Catalent, Inc.	0.25

6.	NVIDIA Corp.	0.25

7.	Carrier Global Corp.	0.25

8.	Global Payments, Inc.	0.25

9.	Digital Realty Trust, Inc.	0.24

10.	Marathon Petroleum Corp.	0.24

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

August 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–99.50%
Advertising–0.32%

Interpublic Group of Cos., Inc. (The)	307,601	$ 10,030,869

Omnicom Group, Inc.	129,011	10,451,181

		20,482,050

Aerospace & Defense–2.18%

Axon Enterprise, Inc.(b)	62,571	13,321,992

Boeing Co. (The)(b)	56,096	12,567,187

General Dynamics Corp.	57,428	13,015,482

Howmet Aerospace, Inc.	265,351	13,126,914

Huntington Ingalls Industries, Inc.	56,617	12,473,857

L3Harris Technologies, Inc.	64,639	11,511,560

Lockheed Martin Corp.	26,346	11,812,229

Northrop Grumman Corp.	26,835	11,621,970

RTX Corp.	122,726	10,559,345

Textron, Inc.	186,709	14,509,156

TransDigm Group, Inc.(b)	15,238	13,772,866

		138,292,558

Agricultural & Farm Machinery–0.21%

Deere & Co.	32,176	13,222,405

Agricultural Products & Services–0.45%

Archer-Daniels-Midland Co.	168,048	13,326,207

Bunge Ltd.	130,210	14,885,607

		28,211,814

Air Freight & Logistics–0.80%

C.H. Robinson Worldwide, Inc.	135,855	12,285,368

Expeditors International of

Washington, Inc.	105,717	12,338,231

FedEx Corp.	54,479	14,220,109

United Parcel Service, Inc., Class B	71,501	12,112,269

		50,955,977

Apparel Retail–0.45%

Ross Stores, Inc.	118,019	14,375,895

TJX Cos., Inc. (The)	153,607	14,205,575

		28,581,470

Apparel, Accessories & Luxury Goods–0.54%

Ralph Lauren Corp.(c)	103,897	12,117,507

Tapestry, Inc.	285,552	9,514,593

VF Corp.	637,897	12,604,845

		34,236,945

Application Software–2.32%

Adobe, Inc.(b)	26,851	15,018,838

ANSYS, Inc.(b)	37,447	11,940,725

Autodesk, Inc.(b)	60,531	13,434,250

Cadence Design Systems, Inc.(b)	53,163	12,782,512

Fair Isaac Corp.(b)	15,735	14,233,724

Intuit, Inc.	28,248	15,305,049

PTC, Inc.(b)	87,972	12,946,839

Roper Technologies, Inc.	26,982	13,465,637

Salesforce, Inc.(b)	56,617	12,538,401

Synopsys, Inc.(b)	27,782	12,748,882

	Shares	Value
Application Software–(continued)

Tyler Technologies, Inc.(b)	31,364	$ 12,496,358

		146,911,215

Asset Management & Custody Banks–1.55%

Ameriprise Financial, Inc.	38,780	13,091,352

Bank of New York Mellon Corp. (The)	274,369	12,310,937

BlackRock, Inc.	17,812	12,478,019

Franklin Resources, Inc.	462,276	12,361,260

Invesco Ltd.(d)	755,279	12,024,042

Northern Trust Corp.	162,905	12,392,183

State Street Corp.	164,933	11,337,495

T. Rowe Price Group, Inc.	106,493	11,951,709

		97,946,997

Automobile Manufacturers–0.55%

Ford Motor Co.	887,206	10,761,809

General Motors Co.(e)	336,467	11,275,009

Tesla, Inc.(b)	49,878	12,872,514

		34,909,332

Automotive Parts & Equipment–0.40%

Aptiv PLC(b)	124,403	12,620,684

BorgWarner, Inc.	305,382	12,444,317

		25,065,001

Automotive Retail–0.61%

AutoZone, Inc.(b)	5,158	13,056,600

CarMax, Inc.(b)(c)	154,678	12,634,099

O’Reilly Automotive, Inc.(b)	13,440	12,629,568

		38,320,267

Biotechnology–1.58%

AbbVie, Inc.	88,220	12,964,811

Amgen, Inc.	55,724	14,284,290

Biogen, Inc.(b)	39,466	10,551,630

Gilead Sciences, Inc.	156,044	11,934,245

Incyte Corp.(b)	199,709	12,887,222

Moderna, Inc.(b)	98,898	11,182,397

Regeneron Pharmaceuticals, Inc.(b)	16,329	13,495,755

Vertex Pharmaceuticals, Inc.(b)	36,485	12,709,185

		100,009,535

Brewers–0.18%

Molson Coors Beverage Co., Class B	183,422	11,645,463

Broadcasting–0.37%

Fox Corp., Class A(c)	246,336	8,143,868

Fox Corp., Class B	125,098	3,817,991

Paramount Global, Class B(c)	757,155	11,425,469

		23,387,328

Broadline Retail–0.56%

Amazon.com, Inc.(b)	98,762	13,630,144

eBay, Inc.	266,104	11,916,137

Etsy, Inc.(b)	133,606	9,829,393

		35,375,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Building Products–1.26%

A.O. Smith Corp.	177,210	$ 12,847,725

Allegion PLC	108,213	12,315,721

Carrier Global Corp.(c)	269,099	15,459,738

Johnson Controls International PLC	191,942	11,336,094

Masco Corp.	225,912	13,331,067

Trane Technologies PLC	69,172	14,198,245

		79,488,590

Cable & Satellite–0.48%

Charter Communications, Inc., Class A(b)	37,111	16,259,071

Comcast Corp., Class A	303,013	14,168,888

		30,427,959

Cargo Ground Transportation–0.48%

J.B. Hunt Transport Services, Inc.	71,690	13,469,117

Old Dominion Freight Line, Inc.	39,813	17,014,882

		30,483,999

Casinos & Gaming–0.80%

Caesars Entertainment, Inc.(b)	251,344	13,889,269

Las Vegas Sands Corp.	208,451	11,435,622

MGM Resorts International(c)	294,948	12,971,813

Wynn Resorts Ltd.	119,266	12,091,187

		50,387,891

Commodity Chemicals–0.42%

Dow, Inc.	235,605	12,854,609

LyondellBasell Industries N.V., Class A	136,938	13,525,366

		26,379,975

Communications Equipment–1.05%

Arista Networks, Inc.(b)	75,008	14,643,812

Cisco Systems, Inc.	245,474	14,077,934

F5, Inc.(b)	83,051	13,592,126

Juniper Networks, Inc.	403,783	11,758,161

Motorola Solutions, Inc.	43,851	12,434,828

		66,506,861

Computer & Electronics Retail–0.20%

Best Buy Co., Inc.	162,018	12,386,276

Construction & Engineering–0.22%

Quanta Services, Inc.	66,675	13,993,082

Construction Machinery & Heavy Transportation Equipment–0.85%

Caterpillar, Inc.	51,867	14,581,370

Cummins, Inc.	53,789	12,373,621

PACCAR, Inc.	158,665	13,056,543

Wabtec Corp.	123,071	13,847,949

		53,859,483

Construction Materials–0.40%

Martin Marietta Materials, Inc.	28,532	12,736,970

Vulcan Materials Co.	58,993	12,875,222

		25,612,192

Consumer Electronics–0.19%

Garmin Ltd.	115,722	12,268,846

Consumer Finance–0.69%

American Express Co.	70,989	11,215,552

Capital One Financial Corp.	109,339	11,195,220

	Shares	Value
Consumer Finance–(continued)

Discover Financial Services	106,800	$ 9,619,476

Synchrony Financial	361,834	11,680,002

		43,710,250

Consumer Staples Merchandise Retail–0.95%

Costco Wholesale Corp.	23,566	12,944,333

Dollar General Corp.	79,649	11,031,387

Dollar Tree, Inc.(b)	92,512	11,319,768

Target Corp.	95,993	12,147,914

Walmart, Inc.	79,628	12,948,309

		60,391,711

Copper–0.20%

Freeport-McMoRan, Inc.	321,726	12,840,085

Data Center REITs–0.45%

Digital Realty Trust, Inc.	116,933	15,402,415

Equinix, Inc.	16,392	12,808,381

		28,210,796

Data Processing & Outsourced Services–0.23%

Broadridge Financial Solutions, Inc.	79,239	14,755,094

Distillers & Vintners–0.41%

Brown-Forman Corp., Class B	189,465	12,529,320

Constellation Brands, Inc., Class A	50,455	13,146,555

		25,675,875

Distributors–0.59%

Genuine Parts Co.	78,233	12,026,759

LKQ Corp.	224,497	11,792,827

Pool Corp.(c)	37,346	13,653,698

		37,473,284

Diversified Banks–1.75%

Bank of America Corp.	416,474	11,940,309

Citigroup, Inc.	252,385	10,420,977

Comerica, Inc.	289,692	13,937,082

Fifth Third Bancorp	461,575	12,254,816

JPMorgan Chase & Co.	86,449	12,650,082

KeyCorp	1,141,405	12,932,119

PNC Financial Services Group, Inc. (The)	94,549	11,414,901

U.S. Bancorp	370,975	13,551,717

Wells Fargo & Co.	289,347	11,947,138

		111,049,141

Diversified Support Services–0.40%

Cintas Corp.	25,374	12,792,809

Copart, Inc.(b)	284,354	12,747,590

		25,540,399

Drug Retail–0.15%

Walgreens Boots Alliance, Inc.	387,976	9,819,673

Electric Utilities–3.16%

Alliant Energy Corp.	229,010	11,489,432

American Electric Power Co., Inc.	145,677	11,421,077

Constellation Energy Corp.	130,670	13,610,587

Duke Energy Corp.	133,197	11,827,893

Edison International	180,009	12,393,620

Entergy Corp.	120,171	11,446,288

Evergy, Inc.	205,222	11,281,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Electric Utilities–(continued)

Eversource Energy	173,230	$ 11,055,538

Exelon Corp.	304,147	12,202,378

FirstEnergy Corp.	315,727	11,388,273

NextEra Energy, Inc.	164,577	10,993,744

NRG Energy, Inc.	357,694	13,431,410

PG&E Corp.(b)	722,169	11,771,355

Pinnacle West Capital Corp.(c)	150,887	11,659,038

PPL Corp.	454,519	11,326,613

Southern Co. (The)	171,066	11,586,300

Xcel Energy, Inc.	192,123	10,975,987

		199,860,586

Electrical Components & Equipment–1.06%

AMETEK, Inc.	81,111	12,938,016

Eaton Corp. PLC	65,083	14,993,171

Emerson Electric Co.	144,777	14,224,340

Generac Holdings, Inc.(b)(c)	104,395	12,403,170

Rockwell Automation, Inc.	39,902	12,452,616

		67,011,313

Electronic Components–0.41%

Amphenol Corp., Class A	155,825	13,771,813

Corning, Inc.	371,879	12,205,069

		25,976,882

Electronic Equipment & Instruments–0.77%

Keysight Technologies, Inc.(b)	75,448	10,057,218

Teledyne Technologies, Inc.(b)	31,098	13,008,294

Trimble, Inc.(b)	243,270	13,328,763

Zebra Technologies Corp., Class A(b)	44,383	12,205,769

		48,600,044

Electronic Manufacturing Services–0.20%

TE Connectivity Ltd.	95,236	12,608,294

Environmental & Facilities Services–0.57%

Republic Services, Inc.	85,068	12,260,851

Rollins, Inc.	298,780	11,822,724

Waste Management, Inc.	74,933	11,747,996

		35,831,571

Fertilizers & Agricultural Chemicals–0.76%

CF Industries Holdings, Inc.	179,346	13,822,196

Corteva, Inc.	215,986	10,909,453

FMC Corp.	115,405	9,951,373

Mosaic Co. (The)(e)	347,497	13,500,259

		48,183,281

Financial Exchanges & Data–1.79%

Cboe Global Markets, Inc.	88,060	13,183,463

CME Group, Inc., Class A	65,951	13,366,949

FactSet Research Systems, Inc.	30,661	13,380,767

Intercontinental Exchange, Inc.	110,860	13,080,371

MarketAxess Holdings, Inc.	44,063	10,616,098

Moody’s Corp.	36,337	12,238,302

MSCI, Inc.	25,726	13,985,168

Nasdaq, Inc.	210,794	11,062,469

S&P Global, Inc.	31,745	12,407,851

		113,321,438

	Shares	Value
Food Distributors–0.18%

Sysco Corp.	168,048	$ 11,704,543

Food Retail–0.19%

Kroger Co. (The)	264,028	12,248,259

Footwear–0.18%

NIKE, Inc., Class B	115,154	11,712,313

Gas Utilities–0.19%

Atmos Energy Corp.	103,896	12,046,741

Gold–0.18%

Newmont Corp.	294,023	11,590,387

Health Care Distributors–0.78%

Cardinal Health, Inc.	140,489	12,268,904

Cencora, Inc.	68,400	12,037,032

Henry Schein, Inc.(b)	162,841	12,463,850

McKesson Corp.	30,946	12,759,655

		49,529,441

Health Care Equipment–3.11%

Abbott Laboratories	119,877	12,335,343

Baxter International, Inc.	290,451	11,792,311

Becton, Dickinson and Co.	48,470	13,544,941

Boston Scientific Corp.(b)	237,718	12,822,509

DexCom, Inc.(b)	98,039	9,899,978

Edwards Lifesciences Corp.(b)	144,949	11,084,250

GE HealthCare Technologies, Inc.	158,109	11,138,779

Hologic, Inc.(b)	156,767	11,716,766

IDEXX Laboratories, Inc.(b)	27,037	13,826,992

Insulet Corp.(b)	43,061	8,255,224

Intuitive Surgical, Inc.(b)	38,977	12,187,328

Medtronic PLC	145,589	11,865,504

ResMed, Inc.	57,089	9,110,834

STERIS PLC	58,896	13,521,933

Stryker Corp.	43,437	12,316,561

Teleflex, Inc.	51,423	10,939,729

Zimmer Biomet Holdings, Inc.	89,628	10,676,487

		197,035,469

Health Care Facilities–0.39%

HCA Healthcare, Inc.	44,852	12,437,460

Universal Health Services, Inc., Class B	89,385	12,040,159

		24,477,619

Health Care REITs–0.57%

Healthpeak Properties, Inc.	589,184	12,125,407

Ventas, Inc.	266,628	11,646,311

Welltower, Inc.	150,311	12,457,775

		36,229,493

Health Care Services–0.98%

Cigna Group (The)	45,848	12,665,968

CVS Health Corp.	169,875	11,070,754

DaVita, Inc.(b)	125,053	12,807,928

Laboratory Corp. of America Holdings	65,629	13,657,395

Quest Diagnostics, Inc.	90,600	11,913,900

		62,115,945

Health Care Supplies–0.63%

Align Technology, Inc.(b)	40,041	14,820,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Supplies–(continued)

Cooper Cos., Inc. (The)	35,216	$ 13,029,568

DENTSPLY SIRONA, Inc.	317,288	11,768,212

		39,618,556

Home Furnishings–0.20%

Mohawk Industries, Inc.(b)	127,847	12,962,407

Home Improvement Retail–0.43%

Home Depot, Inc. (The)	40,997	13,541,309

Lowe’s Cos., Inc.	58,293	13,435,371

		26,976,680

Homebuilding–0.83%

D.R. Horton, Inc.	106,922	12,725,857

Lennar Corp., Class A	106,745	12,712,262

NVR, Inc.(b)(c)	2,095	13,360,506

PulteGroup, Inc.	169,332	13,895,384

		52,694,009

Hotel & Resort REITs–0.17%

Host Hotels & Resorts, Inc.(c)	687,547	10,856,367

Hotels, Resorts & Cruise Lines–1.47%

Booking Holdings, Inc.(b)	4,678	14,525,330

Carnival Corp.(b)	931,261	14,732,549

Expedia Group, Inc.(b)	110,338	11,959,536

Hilton Worldwide Holdings, Inc.	86,131	12,803,373

Marriott International, Inc., Class A	68,097	13,858,421

Norwegian Cruise Line Holdings Ltd.(b)(c)	709,971	11,764,219

Royal Caribbean Cruises Ltd.(b)(c)	133,635	13,221,847

		92,865,275

Household Appliances–0.19%

Whirlpool Corp.	85,810	12,009,968

Household Products–0.96%

Church & Dwight Co., Inc.	129,545	12,536,070

Clorox Co. (The)	77,813	12,173,844

Colgate-Palmolive Co.	160,736	11,809,274

Kimberly-Clark Corp.	90,634	11,676,378

Procter & Gamble Co. (The)	83,176	12,837,384

		61,032,950

Housewares & Specialties–0.24%

Newell Brands, Inc.	1,437,524	15,209,004

Human Resource & Employment Services–1.04%

Automatic Data Processing, Inc.	56,640	14,421,110

Ceridian HCM Holding, Inc.(b)(c)	192,153	13,934,936

Paychex, Inc.	109,144	13,340,671

Paycom Software, Inc.	40,007	11,795,664

Robert Half, Inc.	167,632	12,398,063

		65,890,444

Independent Power Producers & Energy Traders–0.17%

AES Corp. (The)	606,780	10,879,565

Industrial Conglomerates–0.60%

3M Co.	122,024	13,016,300

General Electric Co.	114,678	13,126,044

Honeywell International, Inc.	61,601	11,577,292

		37,719,636

	Shares	Value
Industrial Gases–0.41%

Air Products and Chemicals, Inc.	43,757	$ 12,929,756

Linde PLC	33,791	13,078,469

		26,008,225

Industrial Machinery & Supplies & Components–2.49%

Dover Corp.	86,369	12,808,523

Fortive Corp.	178,873	14,104,136

IDEX Corp.	58,929	13,341,526

Illinois Tool Works, Inc.(c)	51,325	12,695,239

Ingersoll Rand, Inc.	195,168	13,585,644

Nordson Corp.	52,510	12,819,791

Otis Worldwide Corp.	142,310	12,174,621

Parker-Hannifin Corp.	34,229	14,270,070

Pentair PLC	206,020	14,474,965

Snap-on, Inc.	45,557	12,236,610

Stanley Black & Decker, Inc.	144,092	13,599,403

Xylem, Inc.	111,113	11,504,640

		157,615,168

Industrial REITs–0.20%

Prologis, Inc.	100,489	12,480,734

Insurance Brokers–1.03%

Aon PLC, Class A	38,783	12,929,864

Arthur J. Gallagher & Co.	58,927	13,581,495

Brown & Brown, Inc.	190,383	14,107,380

Marsh & McLennan Cos., Inc.	68,388	13,334,976

Willis Towers Watson PLC	54,010	11,167,108

		65,120,823

Integrated Oil & Gas–0.60%

Chevron Corp.	76,736	12,362,170

Exxon Mobil Corp.	113,513	12,621,510

Occidental Petroleum Corp.	205,499	12,903,282

		37,886,962

Integrated Telecommunication Services–0.37%

AT&T, Inc.	764,276	11,303,642

Verizon Communications, Inc.	343,676	12,021,787

		23,325,429

Interactive Home Entertainment–0.61%

Activision Blizzard, Inc.	151,657	13,950,928

Electronic Arts, Inc.	96,794	11,613,344

Take-Two Interactive Software, Inc.(b)	90,951	12,933,232

		38,497,504

Interactive Media & Services–0.65%

Alphabet, Inc., Class A(b)	53,484	7,282,916

Alphabet, Inc., Class C(b)	46,007	6,319,062

Match Group, Inc.(b)	293,105	13,737,831

Meta Platforms, Inc., Class A(b)	46,010	13,613,899

		40,953,708

Internet Services & Infrastructure–0.40%

Akamai Technologies, Inc.(b)	131,815	13,852,438

VeriSign, Inc.(b)	55,167	11,463,151

		25,315,589

Investment Banking & Brokerage–0.80%

Charles Schwab Corp. (The)	221,640	13,110,006

Goldman Sachs Group, Inc. (The)	36,278	11,888,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Investment Banking & Brokerage–(continued)

Morgan Stanley	141,402	$ 12,040,380

Raymond James Financial, Inc.	127,406	13,325,394

		50,364,443

IT Consulting & Other Services–1.22%

Accenture PLC, Class A	39,487	12,784,706

Cognizant Technology Solutions Corp., Class A	196,458	14,068,357

DXC Technology Co.(b)	466,700	9,679,358

EPAM Systems, Inc.(b)	57,683	14,939,320

Gartner, Inc.(b)	35,380	12,371,679

International Business Machines Corp.	90,098	13,229,089

		77,072,509

Leisure Products–0.23%

Hasbro, Inc.	202,193	14,557,896

Life & Health Insurance–1.27%

Aflac, Inc.	176,746	13,179,949

Globe Life, Inc.	112,946	12,601,385

Lincoln National Corp.	527,714	13,541,141

MetLife, Inc.	226,289	14,333,146

Principal Financial Group, Inc.	170,755	13,269,371

Prudential Financial, Inc.	144,178	13,649,331

		80,574,323

Life Sciences Tools & Services–2.42%

Agilent Technologies, Inc.	105,278	12,746,007

Bio-Rad Laboratories, Inc., Class A(b)	33,765	13,512,753

Bio-Techne Corp.	155,428	12,185,555

Charles River Laboratories International, Inc.(b)(c)	61,667	12,753,969

Danaher Corp.	51,792	13,724,880

Illumina, Inc.(b)	60,727	10,033,315

IQVIA Holdings, Inc.(b)	59,007	13,136,728

Mettler-Toledo International, Inc.(b)	9,435	11,449,184

Revvity, Inc.	109,733	12,842,053

Thermo Fisher Scientific, Inc.	23,525	13,105,778

Waters Corp.(b)	48,902	13,731,682

West Pharmaceutical Services, Inc.	35,001	14,241,907

		153,463,811

Managed Health Care–0.92%

Centene Corp.(b)	176,670	10,891,705

Elevance Health, Inc.	25,927	11,459,993

Humana, Inc.	23,747	10,962,328

Molina Healthcare, Inc.(b)	42,872	13,295,465

UnitedHealth Group, Inc.	24,696	11,769,620

		58,379,111

Metal, Glass & Plastic Containers–0.20%

Ball Corp.(c)	231,841	12,623,742

Movies & Entertainment–0.75%

Live Nation Entertainment, Inc.(b)(c)	144,863	12,245,269

Netflix, Inc.(b)	29,023	12,586,695

Walt Disney Co. (The)(b)	132,604	11,096,303

Warner Bros Discovery, Inc.(b)	880,795	11,573,646

		47,501,913

Multi-Family Residential REITs–1.12%

AvalonBay Communities, Inc.	64,735	11,899,588

	Shares	Value
Multi-Family Residential REITs–(continued)

Camden Property Trust	107,650	$ 11,585,293

Equity Residential	184,198	11,941,556

Essex Property Trust, Inc.	52,028	12,402,955

Mid-America Apartment Communities, Inc.	79,019	11,475,929

UDR, Inc.	286,491	11,430,991

		70,736,312

Multi-line Insurance–0.61%

American International Group, Inc.	214,315	12,541,714

Assurant, Inc.	97,117	13,531,312

Hartford Financial Services Group, Inc. (The)	170,922	12,275,618

		38,348,644

Multi-Sector Holdings–0.21%

Berkshire Hathaway, Inc., Class B(b)	36,357	13,095,791

Multi-Utilities–1.83%

Ameren Corp.	146,235	11,592,049

CenterPoint Energy, Inc.	421,078	11,743,865

CMS Energy Corp.	200,860	11,286,323

Consolidated Edison, Inc.	130,390	11,599,494

Dominion Energy, Inc.	229,614	11,145,464

DTE Energy Co.	109,398	11,309,565

NiSource, Inc.(c)	449,989	12,041,706

Public Service Enterprise Group, Inc.	196,394	11,995,746

Sempra	165,068	11,591,075

WEC Energy Group, Inc.	135,552	11,402,634

		115,707,921

Office REITs–0.42%

Alexandria Real Estate Equities, Inc.	101,088	11,760,578

Boston Properties, Inc.(c)	225,286	15,042,346

		26,802,924

Oil & Gas Equipment & Services–0.70%

Baker Hughes Co., Class A	406,205	14,700,559

Halliburton Co.	376,939	14,557,384

Schlumberger N.V.	256,474	15,121,707

		44,379,650

Oil & Gas Exploration & Production–2.20%

APA Corp.	364,867	15,995,769

ConocoPhillips	117,338	13,966,742

Coterra Energy, Inc.	496,142	13,986,243

Devon Energy Corp.	244,440	12,488,440

Diamondback Energy, Inc.	92,155	13,987,286

EOG Resources, Inc.	104,862	13,487,350

EQT Corp.(c)	316,218	13,666,942

Hess Corp.	89,378	13,808,901

Marathon Oil Corp.	517,630	13,639,551

Pioneer Natural Resources Co.	59,523	14,162,307

		139,189,531

Oil & Gas Refining & Marketing–0.69%

Marathon Petroleum Corp.	107,869	15,400,457

Phillips 66	123,432	14,090,997

Valero Energy Corp.	107,507	13,965,160

		43,456,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Oil & Gas Storage & Transportation–0.86%

Kinder Morgan, Inc.	715,807	$ 12,326,197

ONEOK, Inc.	203,713	13,282,088

Targa Resources Corp.	172,154	14,848,282

Williams Cos., Inc. (The)	401,125	13,850,846

		54,307,413

Other Specialized REITs–0.40%

Iron Mountain, Inc.(c)	217,410	13,814,232

VICI Properties, Inc.	377,405	11,639,170

		25,453,402

Other Specialty Retail–0.55%

Bath & Body Works, Inc.	288,662	10,642,968

Tractor Supply Co.(c)	56,120	12,262,220

Ulta Beauty, Inc.(b)	28,777	11,943,318

		34,848,506

Packaged Foods & Meats–2.10%

Campbell Soup Co.	264,717	11,038,699

Conagra Brands, Inc.	354,573	10,594,641

General Mills, Inc.	148,119	10,021,732

Hershey Co. (The)	47,652	10,238,509

Hormel Foods Corp.	298,268	11,510,162

JM Smucker Co. (The)	79,379	11,505,986

Kellogg Co.	181,510	11,075,740

Kraft Heinz Co. (The)	330,537	10,937,469

Lamb Weston Holdings, Inc.	107,289	10,451,021

McCormick & Co., Inc.	134,446	11,035,328

Mondelez International, Inc., Class A	167,058	11,904,553

Tyson Foods, Inc., Class A	242,013	12,892,033

		133,205,873

Paper & Plastic Packaging Products & Materials–1.24%

Amcor PLC	1,217,803	11,861,401

Avery Dennison Corp.	75,008	14,130,007

International Paper Co.	384,792	13,436,937

Packaging Corp. of America	93,197	13,895,673

Sealed Air Corp.	315,645	11,697,804

WestRock Co.	411,692	13,466,445

		78,488,267

Passenger Airlines–0.95%

Alaska Air Group, Inc.(b)	250,569	10,516,381

American Airlines Group, Inc.(b)	782,929	11,532,544

Delta Air Lines, Inc.	310,342	13,307,465

Southwest Airlines Co.	398,112	12,580,339

United Airlines Holdings, Inc.(b)	241,773	12,042,713

		59,979,442

Personal Care Products–0.38%

Estee Lauder Cos., Inc. (The), Class A	69,055	11,085,399

Kenvue, Inc.	561,440	12,941,192

		24,026,591

Pharmaceuticals–1.89%

Bristol-Myers Squibb Co.	188,121	11,597,660

Catalent, Inc.(b)(c)	314,100	15,695,577

Eli Lilly and Co.	27,330	15,146,286

Johnson & Johnson	76,184	12,317,429

Merck & Co., Inc.	110,109	11,999,679

Organon & Co.	614,736	13,499,602

	Shares	Value
Pharmaceuticals–(continued)

Pfizer, Inc.	312,810	$ 11,067,218

Viatris, Inc.	1,299,596	13,970,657

Zoetis, Inc.	74,746	14,239,860

		119,533,968

Property & Casualty Insurance–1.58%

Allstate Corp. (The)	108,880	11,738,353

Arch Capital Group Ltd.(b)	170,636	13,115,083

Chubb Ltd.	63,773	12,810,082

Cincinnati Financial Corp.	119,594	12,651,849

Loews Corp.	205,435	12,755,459

Progressive Corp. (The)	93,126	12,429,527

Travelers Cos., Inc. (The)	69,420	11,192,587

W.R. Berkley Corp.	213,153	13,185,645

		99,878,585

Publishing–0.22%

News Corp., Class A	483,804	10,396,948

News Corp., Class B	149,141	3,281,102

		13,678,050

Rail Transportation–0.57%

CSX Corp.	377,289	11,394,128

Norfolk Southern Corp.	56,389	11,560,309

Union Pacific Corp.	61,051	13,466,019

		36,420,456

Real Estate Services–0.40%

CBRE Group, Inc., Class A(b)	154,423	13,133,676

CoStar Group, Inc.(b)	152,112	12,471,663

		25,605,339

Regional Banks–1.17%

Citizens Financial Group, Inc.	430,141	12,099,866

Huntington Bancshares, Inc.	1,113,261	12,346,065

M&T Bank Corp.	96,047	12,010,677

Regions Financial Corp.	660,000	12,104,400

Truist Financial Corp.	373,589	11,413,144

Zions Bancorporation N.A.(c)	394,889	14,018,560

		73,992,712

Reinsurance–0.20%

Everest Group Ltd.	35,376	12,759,416

Research & Consulting Services–0.84%

Equifax, Inc.	54,460	11,256,882

Jacobs Solutions, Inc.	104,880	14,139,921

Leidos Holdings, Inc.	147,029	14,336,798

Verisk Analytics, Inc.	55,572	13,460,650

		53,194,251

Restaurants–1.18%

Chipotle Mexican Grill, Inc.(b)	5,974	11,509,747

Darden Restaurants, Inc.(c)	75,290	11,708,348

Domino’s Pizza, Inc.	40,897	15,843,498

McDonald’s Corp.	42,506	11,950,562

Starbucks Corp.	124,440	12,125,434

Yum! Brands, Inc.	91,354	11,819,380

		74,956,969

Retail REITs–0.96%

Federal Realty Investment Trust	126,797	12,418,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Retail REITs–(continued)

Kimco Realty Corp.	627,348	$ 11,881,971

Realty Income Corp.	200,134	11,215,510

Regency Centers Corp.	201,119	12,509,602

Simon Property Group, Inc.	110,119	12,497,405

		60,522,986

Self-Storage REITs–0.36%

Extra Space Storage, Inc.	84,361	10,855,573

Public Storage	42,497	11,745,321

		22,600,894

Semiconductor Materials & Equipment–1.09%

Applied Materials, Inc.	89,555	13,680,422

Enphase Energy, Inc.(b)	69,826	8,835,084

KLA Corp.	26,179	13,138,455

Lam Research Corp.	20,096	14,115,430

SolarEdge Technologies, Inc.(b)(c)	43,177	7,019,285

Teradyne, Inc.(c)	116,075	12,521,010

		69,309,686

Semiconductors–3.04%

Advanced Micro Devices, Inc.(b)	97,584	10,316,581

Analog Devices, Inc.	66,811	12,144,904

Broadcom, Inc.	15,151	13,982,706

First Solar, Inc.(b)	63,491	12,007,418

Intel Corp.	388,967	13,668,300

Microchip Technology, Inc.	152,245	12,459,731

Micron Technology, Inc.	186,309	13,030,451

Monolithic Power Systems, Inc.	24,289	12,659,670

NVIDIA Corp.	31,442	15,518,199

NXP Semiconductors N.V. (China)	65,893	13,555,508

ON Semiconductor Corp.(b)	136,938	13,482,916

Qorvo, Inc.(b)	123,934	13,309,272

QUALCOMM, Inc.	102,280	11,714,128

Skyworks Solutions, Inc.	116,664	12,686,043

Texas Instruments, Inc.	71,459	12,009,400

		192,545,227

Single-Family Residential REITs–0.19%

Invitation Homes, Inc.	355,503	12,119,097

Soft Drinks & Non-alcoholic Beverages–0.78%

Coca-Cola Co. (The)	201,591	12,061,190

Keurig Dr Pepper, Inc.	389,339	13,101,257

Monster Beverage Corp.(b)	212,929	12,224,254

PepsiCo, Inc.	66,850	11,893,952

		49,280,653

Specialty Chemicals–1.59%

Albemarle Corp.(c)	55,284	10,985,484

Celanese Corp.(c)	107,280	13,555,901

DuPont de Nemours, Inc.	174,970	13,453,443

Eastman Chemical Co.	151,469	12,876,380

Ecolab, Inc.	68,685	12,624,990

International Flavors & Fragrances, Inc.	155,805	10,976,462

PPG Industries, Inc.	87,278	12,372,529

Sherwin-Williams Co. (The)	50,632	13,757,727

		100,602,916

Steel–0.43%

Nucor Corp.	83,752	14,413,719

	Shares	Value
Steel–(continued)

Steel Dynamics, Inc.	122,861	$ 13,095,754

		27,509,473

Systems Software–1.22%

Fortinet, Inc.(b)	179,241	10,792,101

Gen Digital, Inc.	684,074	13,852,499

Microsoft Corp.	37,303	12,226,431

Oracle Corp.	110,971	13,359,799

Palo Alto Networks, Inc.(b)(c)	55,384	13,474,927

ServiceNow, Inc.(b)	22,827	13,441,222

		77,146,979

Technology Distributors–0.24%

CDW Corp.	71,522	15,101,870

Technology Hardware, Storage & Peripherals–1.25%

Apple, Inc.	67,364	12,655,675

Hewlett Packard Enterprise Co.	772,020	13,116,620

HP, Inc.	409,067	12,153,380

NetApp, Inc.	174,870	13,412,529

Seagate Technology Holdings PLC	200,200	14,172,158

Western Digital Corp.(b)	306,441	13,789,845

		79,300,207

Telecom Tower REITs–0.55%

American Tower Corp.	65,083	11,800,850

Crown Castle, Inc.	106,969	10,750,384

SBA Communications Corp., Class A	54,391	12,212,411

		34,763,645

Timber REITs–0.21%

Weyerhaeuser Co.	410,998	13,460,185

Tobacco–0.39%

Altria Group, Inc.	269,575	11,920,607

Philip Morris International, Inc.	131,658	12,647,067

		24,567,674

Trading Companies & Distributors–0.63%

Fastenal Co.	222,570	12,815,580

United Rentals, Inc.	31,335	14,932,381

W.W. Grainger, Inc.	17,256	12,323,200

		40,071,161

Transaction & Payment Processing Services–1.67%

Fidelity National Information Services, Inc.	223,019	12,457,841

Fiserv, Inc.(b)	104,351	12,667,168

FleetCor Technologies, Inc.(b)	50,926	13,838,122

Global Payments, Inc.	121,792	15,429,829

Jack Henry & Associates, Inc.	77,207	12,104,514

Mastercard, Inc., Class A	33,016	13,623,722

PayPal Holdings, Inc.(b)	192,002	12,002,045

Visa, Inc., Class A(c)	54,509	13,391,771

		105,515,012

Water Utilities–0.18%

American Water Works Co., Inc.(c)	83,119	11,531,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Wireless Telecommunication Services–0.20%

T-Mobile US, Inc.(b)	92,800	$ 12,644,000

Total Common Stocks & Other Equity Interests (Cost $3,286,154,898)		6,299,996,085

Money Market Funds–0.40%

Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(f)	8,944,423	8,944,423

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(d)(f)	6,386,790	6,387,428

Invesco Treasury Portfolio, Institutional Class, 5.25%(d)(f)	10,222,198	10,222,198

Total Money Market Funds (Cost $25,554,049)		25,554,049

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $3,311,708,947)		6,325,550,134

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.45%

Invesco Private Government Fund, 5.30%(d)(f)(g)	61,093,654	$ 61,093,654

Invesco Private Prime Fund, 5.51%(d)(f)(g)	157,097,966	157,097,966

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $218,198,672)		218,191,620

TOTAL INVESTMENTS IN SECURITIES–103.35% (Cost $3,529,907,619)		6,543,741,754

OTHER ASSETS LESS LIABILITIES–(3.35)%		(212,397,304)

NET ASSETS–100.00%		$6,331,344,450

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income

Invesco Ltd.	$11,939,169	$1,819,694	$(1,444,894)	$337,141	$(627,068)	$12,024,042	$566,511

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	12,303,927	268,024,152	(271,383,656)	-	-	8,944,423	445,035

Invesco Liquid Assets Portfolio, Institutional Class	8,934,612	191,445,823	(193,989,447)	(4,092)	532	6,387,428	325,931

Invesco Treasury Portfolio, Institutional Class	14,061,631	306,313,317	(310,152,750)	-	-	10,222,198	508,802

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	69,150,158	1,172,942,754	(1,180,999,258)	-	-	61,093,654	3,781,308*

Invesco Private Prime Fund	192,849,474	2,604,995,668	(2,640,659,032)	(16,284)	(71,860)	157,097,966	10,329,581*

Total	$309,238,971	$4,545,541,408	$(4,598,629,037)	$316,765	$(698,396)	$255,769,711	$15,957,168

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

CME E-Mini Standard & Poor’s MidCap 400 Index	66	September-2023	$17,481,420	$(137,540)	$(137,540)

E-Mini S&P 500 Index	84	September-2023	18,967,200	(30,691)	(30,691)

Total Futures Contracts				$(168,231)	$(168,231)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $3,277,455,384)*	$6,287,972,043

Investments in affiliates, at value (Cost $252,452,235)	255,769,711

Cash	308,526

Receivable for:

Fund shares sold	2,304,337

Dividends	11,601,523

Investment for trustee deferred compensation and retirement plans	154,310

Other assets	375,250

Total assets	6,558,485,700

Liabilities:
Other investments:

Variation margin payable – futures contracts	37,248

Payable for:

Fund shares reacquired	4,740,690

Collateral upon return of securities loaned	218,198,672

Accrued fees to affiliates	3,046,823

Accrued trustees’ and officers’ fees and benefits	4,500

Accrued other operating expenses	883,475

Trustee deferred compensation and retirement plans	229,842

Total liabilities	227,141,250

Net assets applicable to shares outstanding	$6,331,344,450

Net assets consist of:

Shares of beneficial interest	$3,168,025,151

Distributable earnings	3,163,319,299

$6,331,344,450

Net Assets:

Class A	$2,838,398,107

Class C	$539,236,611

Class R	$175,269,869

Class Y	$2,188,759,626

Class R6	$589,680,237

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	41,587,240

Class C	8,456,721

Class R	2,594,493

Class Y	31,546,192

Class R6	8,474,683

Class A:

Net asset value per share	$68.25

Maximum offering price per share (Net asset value of $68.25 ÷ 94.50%)	$72.22

Class C:

Net asset value and offering price per share	$63.76

Class R:

Net asset value and offering price per share	$67.55

Class Y:

Net asset value and offering price per share	$69.38

Class R6:

Net asset value and offering price per share	$69.58

*	At August 31, 2023, securities with an aggregate value of $213,407,897 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $40,326)	$121,154,364

Dividends from affiliates (includes net securities lending income of $541,098)	2,387,377

Total investment income	123,541,741

Expenses:
Advisory fees	6,704,748

Administrative services fees	883,191

Custodian fees	41,246

Distribution fees:
Class A	6,834,573

Class C	6,125,915

Class R	806,143

Transfer agent fees – A, C, R and Y	7,153,317

Transfer agent fees – R6	169,867

Trustees’ and officers’ fees and benefits	68,366

Registration and filing fees	202,116

Licensing fees	1,428,936

Reports to shareholders	265,218

Professional services fees	108,719

Other	70,060

Total expenses	30,862,415

Less: Fees waived and/or expense offset arrangement(s)	(60,837)

Net expenses	30,801,578

Net investment income	92,740,163

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	148,962,723

Affiliated investment securities	(698,396)

Futures contracts	5,828,423

154,092,750

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	247,306,517

Affiliated investment securities	316,765

Futures contracts	(445,128)

247,178,154

Net realized and unrealized gain	401,270,904

Net increase in net assets resulting from operations	$494,011,067

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$92,740,163	$85,151,233

Net realized gain	154,092,750	646,429,618

Change in net unrealized appreciation (depreciation)	247,178,154	(1,346,080,060)

Net increase (decrease) in net assets resulting from operations	494,011,067	(614,499,209)

Distributions to shareholders from distributable earnings:
Class A	(209,942,045)	(277,149,514)

Class C	(52,192,427)	(81,017,860)

Class R	(12,121,490)	(13,741,102)

Class Y	(178,908,251)	(248,365,021)

Class R6	(43,715,271)	(60,065,331)

Total distributions from distributable earnings	(496,879,484)	(680,338,828)

Share transactions–net:
Class A	163,416,324	236,948,870

Class C	(140,098,319)	(96,841,788)

Class R	28,083,354	27,584,873

Class Y	(59,477,222)	39,955,023

Class R6	25,417,946	(241,730,990)

Net increase (decrease) in net assets resulting from share transactions	17,342,083	(34,084,012)

Net increase (decrease) in net assets	14,473,666	(1,328,922,049)

Net assets:
Beginning of year	6,316,870,784	7,645,792,833

End of year	$6,331,344,450	$6,316,870,784

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Equally-Weighted S&P 500 Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/23	$68.51	$0.96	$ 4.20	$ 5.16	$(0.87)	$(4.55)	$(5.42)	$68.25	8.10%	$2,838,398	0.52%		0.52%		1.44%		20%
Year ended 08/31/22	82.72	0.90	(7.40)	(6.50)	(0.93)	(6.78)	(7.71)	68.51	(8.85)	2,670,328	0.53		0.53		1.18		24
Year ended 08/31/21	62.02	0.82	24.05	24.87	(0.99)	(3.18)	(4.17)	82.72	41.81	2,971,521	0.52		0.52		1.13		23
Year ended 08/31/20	60.01	0.99	3.88	4.87	(1.03)	(1.83)	(2.86)	62.02	8.08 (d)	2,182,945	0.53		0.53		1.67		26
Year ended 08/31/19	64.04	0.92	(1.38)	(0.46)	(0.82)	(2.75)	(3.57)	60.01	(0.09)	2,235,827	0.52		0.52		1.55		22
Class C
Year ended 08/31/23	64.65	0.43	3.94	4.37	(0.71)	(4.55)	(5.26)	63.76	7.29	539,237	1.27		1.27		0.69		20
Year ended 08/31/22	78.47	0.31	(7.00)	(6.69)	(0.35)	(6.78)	(7.13)	64.65	(9.53)	689,583	1.28		1.28		0.43		24
Year ended 08/31/21	58.96	0.30	22.86	23.16	(0.47)	(3.18)	(3.65)	78.47	40.82 (e)	945,674	1.21	(e)	1.21	(e)	0.44	(e)	23
Year ended 08/31/20	57.18	0.52	3.66	4.18	(0.57)	(1.83)	(2.40)	58.96	7.27 (d)	879,154	1.28		1.28		0.92		26
Year ended 08/31/19	61.18	0.46	(1.31)	(0.85)	(0.40)	(2.75)	(3.15)	57.18	(0.83)	1,083,024	1.27		1.27		0.80		22
Class R
Year ended 08/31/23	67.97	0.78	4.17	4.95	(0.82)	(4.55)	(5.37)	67.55	7.82	175,270	0.77		0.77		1.19		20
Year ended 08/31/22	82.12	0.70	(7.34)	(6.64)	(0.73)	(6.78)	(7.51)	67.97	(9.08)	146,993	0.78		0.78		0.93		24
Year ended 08/31/21	61.60	0.63	23.88	24.51	(0.81)	(3.18)	(3.99)	82.12	41.44	147,581	0.77		0.77		0.88		23
Year ended 08/31/20	59.63	0.83	3.84	4.67	(0.87)	(1.83)	(2.70)	61.60	7.80 (d)	127,559	0.78		0.78		1.42		26
Year ended 08/31/19	63.64	0.77	(1.36)	(0.59)	(0.67)	(2.75)	(3.42)	59.63	(0.33)	135,225	0.77		0.77		1.30		22
Class Y
Year ended 08/31/23	69.44	1.14	4.28	5.42	(0.93)	(4.55)	(5.48)	69.38	8.38	2,188,760	0.27		0.27		1.69		20
Year ended 08/31/22	83.74	1.10	(7.50)	(6.40)	(1.12)	(6.78)	(7.90)	69.44	(8.64)	2,248,749	0.28		0.28		1.43		24
Year ended 08/31/21	62.74	1.01	24.32	25.33	(1.15)	(3.18)	(4.33)	83.74	42.15	2,671,007	0.27		0.27		1.38		23
Year ended 08/31/20	60.67	1.15	3.93	5.08	(1.18)	(1.83)	(3.01)	62.74	8.35 (d)	2,106,008	0.28		0.28		1.92		26
Year ended 08/31/19	64.71	1.08	(1.40)	(0.32)	(0.97)	(2.75)	(3.72)	60.67	0.18	2,902,956	0.27		0.27		1.80		22
Class R6
Year ended 08/31/23	69.59	1.21	4.28	5.49	(0.95)	(4.55)	(5.50)	69.58	8.48	589,680	0.18		0.18		1.78		20
Year ended 08/31/22	83.90	1.18	(7.51)	(6.33)	(1.20)	(6.78)	(7.98)	69.59	(8.54)	561,218	0.19		0.19		1.52		24
Year ended 08/31/21	62.86	1.09	24.36	25.45	(1.23)	(3.18)	(4.41)	83.90	42.30	910,010	0.16		0.16		1.49		23
Year ended 08/31/20	60.78	1.22	3.94	5.16	(1.25)	(1.83)	(3.08)	62.86	8.47 (d)	740,456	0.16		0.16		2.04		26
Year ended 08/31/19	64.83	1.15	(1.40)	(0.25)	(1.05)	(2.75)	(3.80)	60.78	0.29	1,024,706	0.16		0.16		1.91		22

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Amount includes the effect of the Adviser pay-in for an economic loss as a result of a delay in rebalancing to the Index that occurred on April 24, 2020. Had the pay-in not been made, the total return would have been 6.49%, 5.61%, 6.21%, 6.78% and 6.90% for Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.93% and 0.94% for the years ended August 31, 2021 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Equally-Weighted S&P 500 Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

20	Invesco Equally-Weighted S&P 500 Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action

21	Invesco Equally-Weighted S&P 500 Fund

letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2023, the Fund paid the Adviser $27,035 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.120%

Over $ 2 billion	0.100%

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.11%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2023, the Adviser waived advisory fees of $34,802.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2023, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $497,507 in front-end sales commissions from the sale of Class A shares and $8,007 and $25,181 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2023, the Fund incurred $209,816 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

22	Invesco Equally-Weighted S&P 500 Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$6,299,996,085	$–	$–	$6,299,996,085

Money Market Funds	25,554,049	218,191,620	–	243,745,669

Total Investments in Securities	6,325,550,134	218,191,620	–	6,543,741,754

Other Investments - Liabilities*

Futures Contracts	(168,231)	–	–	(168,231)

Total Investments	$6,325,381,903	$218,191,620	$–	$6,543,573,523

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

Value
Derivative Liabilities	Equity Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(168,231)

Derivatives not subject to master netting agreements	168,231

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk

Realized Gain:
Futures contracts	$5,828,423

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(445,128)

Total	$5,383,295

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$35,062,744

23	Invesco Equally-Weighted S&P 500 Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $26,035.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$93,259,970	$298,055,277

Long-term capital gain	403,619,514	382,283,551

Total distributions	$496,879,484	$680,338,828

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$75,102,076

Undistributed long-term capital gain	131,038,411

Net unrealized appreciation – investments	2,957,367,601

Temporary book/tax differences	(188,789)

Shares of beneficial interest	3,168,025,151

Total net assets	$6,331,344,450

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2023.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $1,254,918,092 and $1,623,355,006, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,063,232,531

Aggregate unrealized (depreciation) of investments	(105,864,930)

Net unrealized appreciation of investments	$2,957,367,601

Cost of investments for tax purposes is $3,586,205,922.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, on August 31, 2023, undistributed net investment income was increased by $1,739, undistributed net realized gain was increased by $45,560 and shares of beneficial interest was decreased by $47,299. This reclassification had no effect on the net assets of the Fund.

24	Invesco Equally-Weighted S&P 500 Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2023(a)		August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	3,550,290	$236,640,132	3,615,028	$274,289,380

Class C	757,037	47,474,545	766,506	55,091,421

Class R	732,338	48,409,714	594,426	44,284,491

Class Y	7,498,069	509,845,358	6,133,992	468,254,247

Class R6	1,356,154	91,833,344	1,634,835	125,913,809

Issued as reinvestment of dividends:
Class A	2,911,314	185,392,475	3,207,507	246,176,187

Class C	798,907	47,782,627	1,022,234	74,428,870

Class R	190,686	12,039,940	180,083	13,736,685

Class Y	2,129,933	137,636,274	2,427,964	188,555,664

Class R6	641,704	41,563,154	727,726	56,595,240

Automatic conversion of Class C shares to Class A shares:
Class A	2,184,788	145,496,726	1,572,192	118,007,098

Class C	(2,328,673)	(145,496,726)	(1,661,097)	(118,007,098)

Reacquired:
Class A	(6,039,107)	(404,113,009)	(5,336,814)	(401,523,795)

Class C	(1,437,750)	(89,858,765)	(1,511,113)	(108,354,981)

Class R	(491,237)	(32,366,300)	(408,831)	(30,436,303)

Class Y	(10,464,322)	(706,958,854)	(8,074,992)	(616,854,888)

Class R6	(1,588,235)	(107,978,552)	(5,143,568)	(424,240,039)

Net increase (decrease) in share activity	401,896	$17,342,083	(253,922)	$(34,084,012)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25	Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equally-Weighted S&P 500 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26	Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,030.40	$2.66	$1,022.58	$2.65	0.52%
Class C	1,000.00	1,026.40	6.49	1,018.80	6.46	1.27
Class R	1,000.00	1,028.90	3.94	1,021.32	3.92	0.77
Class Y	1,000.00	1,031.50	1.38	1,023.84	1.38	0.27
Class R6	1,000.00	1,032.00	0.92	1,024.30	0.92	0.18

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27	Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equally-Weighted S&P 500 Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory contract with Invesco Capital Management LLC (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board noted a delay in rebalancing to the Fund’s underlying index that occurred in 2020, and considered information regarding steps Invesco Advisers took to remediate the impact of that delay, including making a pay-in to the Fund and enhancing compliance controls. The Board received information regarding

Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the S&P 500® Equal Weight Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the

28	Invesco Equally-Weighted S&P 500 Fund

best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Board also considered that the Fund underwent a change in portfolio management in 2020, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group. The Board requested and considered additional information from management regarding the Fund’s actual management fees in light of current asset levels.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed affiliated exchange traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services

Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board

29	Invesco Equally-Weighted S&P 500 Fund

also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30	Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

 The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

 The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$403,619,514
Qualified Dividend Income*	75.30%
Corporate Dividends Received Deduction*	72.82%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	5.15%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$12,567,354

31	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg –1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Equally-Weighted S&P 500 Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-EWSP-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Equity and Income Fund

Nasdaq:

A: ACEIX ∎ C: ACERX ∎ R: ACESX ∎ Y: ACETX ∎ R5: ACEKX ∎ R6: IEIFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

18	Financial Statements

21	Financial Highlights

22	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Fund Expenses

31	Approval of Investment Advisory and Sub-Advisory Contracts

34	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class A shares of Invesco Equity and Income Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index, the Fund’s broad market benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.26%
Class C Shares	4.43
Class R Shares	4.87
Class Y Shares	5.54
Class R5 Shares	5.48
Class R6 Shares	5.56
Russell 1000 Value Index▼ (Broad Market Index)	8.59
Bloomberg U.S. Government/Credit Index▼ (Style-Specific Index)	-0.87
Lipper Mixed-Asset Target Allocation Growth Funds Index∎ (Peer Group Index)	8.86

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

 US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

 Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

 Within the Russell 1000 Value Index, nine out of eleven sectors posted gains for the fiscal year. Industrials, information technology (IT) and communication had the highest returns, while utilities and real estate declined.

 In the equity portion of the Fund, stock selection in the IT sector was a positive contributor to relative performance during the fiscal year, due in part to Lam Research. The stock traded higher amid improving investor sentiment for semiconductors, as the cyclical slowdown in the industry appeared to be nearing an end. Despite a difficult environment for chipmakers, the company has executed well, and we maintained our position in the company at fiscal year-end.

 Stock selection and an underweight in utilities and real estate also aided relative performance, as these were the weakest sectors within the benchmark for the fiscal year.

 Stock selection in consumer discretionary also contributed to the Fund’s relative return, due largely to TJX Companies. The company, which owns off price retailers T.J. Maxx, Marshall’s and Home Goods, reported better-than-expected profit margins and earnings due to strong same store sales at T.J. Maxx and Marshall’s. The company has a more flexible business model than traditional retailers, which in our opinion, has been an advantage in a difficult retail environment. We maintained our position in the stock at fiscal year-end.

 Stock selection in financials was the largest detractor from relative performance for the fiscal year, as the failure of several regional banks in March weighed on the overall banking industry and Fund holdings such as Bank of America, Citizens Financial and PNC Financial Services. Charles Schwab was also affected by the banking crisis as investors became concerned about the company’s banking operation’s access to capital. While Charles Schwab’s deposits have exposure to bond losses, we believe the company has adequate liquidity and reserves to meet client withdrawals. Unrelated to banks, electronic payments firm PayPal was a significant detractor in financials. The company reported strong earnings but reduced its margin outlook for the full fiscal year due to growth in its Braintree unit, which includes Venmo. While the Braintree segment is taking share, it has lower profit margins than the flagship business. We maintained our positions in these holdings at fiscal year-end.

 Stock selection in energy also detracted from relative performance, due primarily to Devon Energy, an oil and gas producer based in Oklahoma. The company faced a challenging environment as natural gas prices were low for most of the fiscal year, and oil prices

2	Invesco Equity and Income Fund

traded in a narrow range for much the period. Additionally, higher costs and investor concerns about productivity declines in its Permian assets weighed on the stock. We held this stock at fiscal year-end.

 Stock selection in the communication services sector was another detractor from relative performance, due primarily to media giant Walt Disney. The company reported earnings that were generally in line with expectations, but the company is losing subscribers from its Disney+ streaming platform. The stock sold off amid investor concerns about long-term growth and profitability in that segment of the business. We maintained our position in Walt Disney at fiscal year-end, as we believe the company’s diversified revenue stream should be able to withstand a period of declining subscriber growth.

 The Fund holds investment-grade bonds and convertible securities as a source of income and to provide a measure of stability amid market volatility. Both asset classes underperformed the Russell 1000 Value Index and detracted from the Fund’s relative performance during the fiscal year.

 The Fund held currency-forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had negligible impact on the Fund’s relative performance for the fiscal year.

 Within the equity portion of the Fund, the team increased the Fund’s exposure to communication services and IT and reduced exposure to consumer discretionary and financials. At fiscal year-end, the Fund’s largest absolute sector exposures were in financials, health care and IT. The largest overweight exposures relative to the Russell 1000 Value Index were in communication services, IT and energy, while the largest underweights were in utilities, materials and consumer staples.

 As always, we thank you for your investment in Invesco Equity and Income Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Lipper Inc.

Portfolio manager(s):

Chuck Burge

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Equity and Income Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (8/3/60)	9.73%
10 Years	6.56
5 Years	4.58
1 Year	-0.55

Class C Shares
Inception (7/6/93)	8.60%
10 Years	6.54
5 Years	4.98
1 Year	3.45

Class R Shares
Inception (10/1/02)	7.45%
10 Years	6.90
5 Years	5.50
1 Year	4.87

Class Y Shares
Inception (12/22/04)	6.96%
10 Years	7.44
5 Years	6.03
1 Year	5.54

Class R5 Shares
Inception (6/1/10)	8.80%
10 Years	7.50
5 Years	6.09
1 Year	5.48

Class R6 Shares
Inception (9/24/12)	8.28%
10 Years	7.59
5 Years	6.17
1 Year	5.56

Effective June 1, 2010, Class A, Class C, Class I and Class R shares of the predecessor fund, Van Kampen Equity and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class Y and Class R shares, respectively, of Invesco Van Kampen Equity and Income Fund (renamed Invesco Equity and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Equity and Income Fund

Supplemental Information

Invesco Equity and Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/ servicemark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Bloomberg U.S. Government/Credit Index is a broad-based benchmark that includes investment-grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities.
∎	The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mixed-asset target allocation growth funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a

Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Equity and Income Fund

Fund Information

Portfolio Composition

By security type		% of total net assets

Common Stocks & Other Equity Interests		64.25%

U.S. Dollar Denominated Bonds & Notes		20.01

U.S. Treasury Securities		10.28

Security Types Each Less Than 1% of Portfolio		0.73

Money Market Funds Plus Other Assets Less Liabilities		4.73

Top 10 Equity Holdings*

		% of total net assets

1.	Wells Fargo & Co.	2.37%

2.	CBRE Group, Inc., Class A	1.86

3.	ConocoPhillips	1.85

4.	Bank of America Corp.	1.68

5.	Exxon Mobil Corp.	1.67

6.	Alphabet, Inc., Class A	1.56

7.	American International Group, Inc.	1.37

8.	Johnson & Johnson	1.35

9.	Cisco Systems, Inc.	1.30

10.	Sanofi	1.29

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco Equity and Income Fund

Schedule of Investments(a)

August 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–64.25%
Aerospace & Defense–1.69%

RTX Corp.	1,188,805	$ 102,284,782

Textron, Inc.	1,227,911	95,420,964

		197,705,746

Air Freight & Logistics–0.68%

FedEx Corp.	306,439	79,986,708

Apparel Retail–0.70%

TJX Cos., Inc. (The)	887,016	82,031,240

Application Software–1.42%

Salesforce, Inc.(b)	357,698	79,215,799

Splunk, Inc.(b)	714,225	86,606,924

		165,822,723

Asset Management & Custody Banks–1.01%

KKR & Co., Inc., Class A(c)	1,890,771	118,759,326

Automobile Manufacturers–0.87%

General Motors Co.	3,032,409	101,616,026

Broadline Retail–1.17%

Amazon.com, Inc.(b)	992,221	136,936,420

Building Products–1.15%

Johnson Controls International PLC	2,282,627	134,811,951

Cable & Satellite–1.71%

Charter Communications, Inc., Class A(b)(c)	224,726	98,456,955

Comcast Corp., Class A	2,185,106	102,175,557

		200,632,512

Casinos & Gaming–0.74%

Las Vegas Sands Corp.	1,578,575	86,600,624

Communications Equipment–1.29%

Cisco Systems, Inc.	2,640,834	151,451,830

Consumer Finance–0.63%

American Express Co.	466,950	73,773,430

Distillers & Vintners–0.81%

Diageo PLC (United Kingdom)	2,321,488	95,165,765

Distributors–0.60%

Genuine Parts Co.	454,048	69,800,799

Diversified Banks–4.76%

Bank of America Corp.	6,852,873	196,471,869

PNC Financial Services Group, Inc. (The)	687,539	83,006,583

Wells Fargo & Co.	6,725,181	277,682,724

		557,161,176

Electric Utilities–1.65%

American Electric Power Co., Inc.	870,591	68,254,335

Exelon Corp.	1,573,868	63,143,584

	Shares	Value
Electric Utilities–(continued)

FirstEnergy Corp.	1,720,131	$ 62,045,125

		193,443,044

Electrical Components & Equipment–0.63%

Emerson Electric Co.	753,713	74,052,302

Electronic Manufacturing Services–0.63%

TE Connectivity Ltd.	558,400	73,926,576

Fertilizers & Agricultural Chemicals–0.48%

Corteva, Inc.	1,113,227	56,229,096

Food Distributors–1.35%

Sysco Corp.(c)	1,310,866	91,301,817

US Foods Holding Corp.(b)	1,635,187	66,110,610

		157,412,427

Gold–0.49%

Barrick Gold Corp. (Canada)	3,523,099	57,109,435

Health Care Equipment–1.76%

GE HealthCare Technologies, Inc.	808,107	56,931,138

Medtronic PLC	1,478,959	120,535,158

Zimmer Biomet Holdings, Inc.	237,506	28,291,715

		205,758,011

Health Care Facilities–0.44%

Universal Health Services, Inc., Class B	378,181	50,940,981

Health Care Services–1.61%

Cigna Group (The)	413,960	114,360,590

CVS Health Corp.	1,133,884	73,895,220

		188,255,810

Industrial Machinery & Supplies & Components–1.85%

Parker-Hannifin Corp.	354,524	147,801,056

Stanley Black & Decker, Inc.	721,993	68,141,699

		215,942,755

Insurance Brokers–0.98%

Willis Towers Watson PLC	553,459	114,433,183

Integrated Oil & Gas–2.78%

Chevron Corp.	365,170	58,828,887

Exxon Mobil Corp.	1,760,830	195,786,688

Shell PLC (Netherlands)	2,305,389	70,487,164

		325,102,739

Interactive Media & Services–2.63%

Alphabet, Inc., Class A(b)	1,341,995	182,739,459

Meta Platforms, Inc., Class A(b)	421,090	124,596,320

		307,335,779

Investment Banking & Brokerage–1.73%

Charles Schwab Corp. (The)	1,347,698	79,716,337

Goldman Sachs Group, Inc. (The)	375,024	122,899,115

		202,615,452

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Equity and Income Fund

	Shares	Value
IT Consulting & Other Services–0.82%

Cognizant Technology Solutions Corp., Class A	1,343,209	$ 96,187,196

Managed Health Care–1.31%

Centene Corp.(b)	1,691,162	104,260,137

Elevance Health, Inc.	110,431	48,811,607

		153,071,744

Movies & Entertainment–0.74%

Walt Disney Co. (The)(b)	1,037,170	86,790,386

Multi-line Insurance–1.37%

American International Group, Inc.	2,732,715	159,918,482

Oil & Gas Exploration & Production–3.31%

ConocoPhillips	1,816,585	216,228,113

Devon Energy Corp.(c)	1,134,146	57,943,519

Pioneer Natural Resources Co.	476,997	113,491,896

		387,663,528

Oil & Gas Refining & Marketing–0.69%

Phillips 66	705,594	80,550,611

Packaged Foods & Meats–0.66%

Kraft Heinz Co. (The)	2,322,459	76,850,168

Pharmaceuticals–5.34%

Bristol-Myers Squibb Co.(c)	1,910,956	117,810,437

GSK PLC	3,100,180	54,382,451

Johnson & Johnson	975,715	157,753,601

Merck & Co., Inc.	987,520	107,619,930

Pfizer, Inc.	1,044,577	36,957,134

Sanofi	1,418,336	150,927,446

		625,450,999

Rail Transportation–0.76%

CSX Corp.	2,954,980	89,240,396

Real Estate Services–1.86%

CBRE Group, Inc., Class A(b)	2,555,720	217,363,986

Regional Banks–0.48%

Citizens Financial Group, Inc.	2,010,863	56,565,576

Semiconductor Materials & Equipment–0.69%

Lam Research Corp.	114,451	80,390,382

Semiconductors–2.02%

Intel Corp.	2,304,944	80,995,732

Micron Technology, Inc.	1,021,133	71,418,042

NXP Semiconductors N.V. (China)	405,818	83,484,879

		235,898,653

Specialty Chemicals–0.69%

DuPont de Nemours, Inc.	1,056,495	81,233,901

Systems Software–0.72%

Oracle Corp.	695,510	83,732,449

Tobacco–1.23%

Philip Morris International, Inc.	1,502,236	144,304,790

Trading Companies & Distributors–1.27%

Ferguson PLC(c)	921,405	148,862,192

	Shares	Value
Transaction & Payment Processing Services–1.10%

Fiserv, Inc.(b)	870,772	$ 105,703,013

PayPal Holdings, Inc.(b)	360,055	22,507,038

		128,210,051

Wireless Telecommunication Services–0.95%

T-Mobile US, Inc.(b)	813,222	110,801,497
Total Common Stocks & Other Equity Interests (Cost $5,756,226,996)		7,517,900,853

	Principal Amount

U.S. Dollar Denominated Bonds & Notes–20.01%
Advertising–0.05%

Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	$5,660,000	5,418,132

Aerospace & Defense–0.20%

Boeing Co. (The), 5.81%, 05/01/2050	16,525,000	16,100,057

Lockheed Martin Corp., 4.15%, 06/15/2053(c)	5,231,000	4,417,595

RTX Corp., 4.45%, 11/16/2038	3,239,000	2,869,754

		23,387,406

Agricultural Products & Services–0.03%

Ingredion, Inc., 6.63%, 04/15/2037	3,940,000	4,005,567

Air Freight & Logistics–0.05%

FedEx Corp., 4.90%, 01/15/2034	4,310,000	4,167,412

United Parcel Service, Inc., 3.40%, 11/15/2046	2,608,000	1,958,920

		6,126,332

Alternative Carriers–0.50%

Liberty Latin America Ltd. (Puerto Rico), Conv., 2.00%, 07/15/2024	28,911,000	27,682,282

Match Group Financeco 2, Inc., Conv., 0.88%, 06/15/2026(d)	16,590,000	15,118,467

Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(d)	16,603,000	15,638,366

		58,439,115

Application Software–1.10%

Dropbox, Inc., Conv., 0.00%, 03/01/2026(e)	51,429,000	49,294,697

Salesforce, Inc., 2.70%, 07/15/2041	10,414,000	7,444,922

Splunk, Inc., Conv., 1.13%, 06/15/2027	76,768,000	67,747,760

Workday, Inc., 3.50%, 04/01/2027(c)	5,033,000	4,758,917

		129,246,296

Asset Management & Custody Banks–0.31%

Apollo Management Holdings L.P., 4.00%, 05/30/2024(d)	4,260,000	4,193,159

BlackRock, Inc., 4.75%, 05/25/2033	14,671,000	14,262,713

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Equity and Income Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)

Brookfield Corp. (Canada), 4.00%, 01/15/2025	$4,515,000	$ 4,392,354

KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(d)	3,217,000	2,788,581

KKR Group Finance Co. XII LLC, 4.85%, 05/17/2032(d)	11,051,000	10,364,579

		36,001,386

Automobile Manufacturers–0.08%

General Motors Co., 6.60%, 04/01/2036	4,317,000	4,342,748

Honda Motor Co. Ltd. (Japan), 2.97%, 03/10/2032(c)	5,448,000	4,767,206

		9,109,954

Biotechnology–1.38%
AbbVie, Inc.,
4.50%, 05/14/2035	7,233,000	6,808,431
4.05%, 11/21/2039	13,812,000	11,847,788
4.85%, 06/15/2044	5,815,000	5,323,290

Alnylam Pharmaceuticals, Inc., Conv., 1.00%, 09/15/2027(d)	35,337,000	34,453,575

Amgen, Inc., 5.25%, 03/02/2025	7,947,000	7,918,079
Halozyme Therapeutics, Inc., Conv.,
0.25%, 03/01/2027	49,785,000	43,532,004
1.00%, 08/15/2028	5,938,000	5,886,043

Jazz Investments I Ltd., Conv., 2.00%, 06/15/2026	16,496,000	17,867,230

Neurocrine Biosciences, Inc., Conv., 2.25%, 05/15/2024	19,256,000	28,036,736

		161,673,176

Brewers–0.25%
Anheuser-Busch Cos. LLC/Anheuser- Busch InBev Worldwide, Inc. (Belgium),
4.70%, 02/01/2036	10,870,000	10,411,079
4.90%, 02/01/2046	6,301,000	5,866,434

Heineken N.V. (Netherlands), 3.50%, 01/29/2028(c)(d)	9,734,000	9,191,811

Molson Coors Beverage Co., 4.20%, 07/15/2046	4,057,000	3,217,675

		28,686,999

Broadcasting–0.06%

Discovery Communications LLC, 4.90%, 03/11/2026(c)	3,773,000	3,709,299

Paramount Global, 4.00%, 01/15/2026	3,773,000	3,624,173

		7,333,472

Broadline Retail–0.09%

Amazon.com, Inc., 2.88%, 05/12/2041	13,606,000	10,221,473

Cable & Satellite–1.16%
Cable One, Inc., Conv.,
0.00%, 03/15/2026(e)	51,123,000	42,278,721
1.13%, 03/15/2028	26,544,000	20,080,536

	Principal Amount	Value
Cable & Satellite–(continued)

Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.91%, 07/23/2025	$5,660,000	$ 5,562,954
Comcast Corp.,
3.15%, 03/01/2026(c)	11,319,000	10,813,176
4.15%, 10/15/2028(c)	9,915,000	9,564,898
3.90%, 03/01/2038	8,010,000	6,838,317
2.89%, 11/01/2051	3,128,000	2,007,494
2.94%, 11/01/2056	4,539,000	2,826,985

Cox Communications, Inc., 2.95%, 10/01/2050(d)	2,044,000	1,215,816

Liberty Broadband Corp., Conv., 3.13%, 04/06/2026(d)(f)	33,219,000	34,962,997

		136,151,894

Commercial & Residential Mortgage Finance–0.06%

Aviation Capital Group LLC, 4.88%, 10/01/2025(d)	7,745,000	7,467,224

Commodity Chemicals–0.04%

LYB Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(d)	4,638,000	4,978,786

Computer & Electronics Retail–0.10%
Dell International LLC/EMC Corp.,
6.02%, 06/15/2026	10,992,000	11,110,628
8.35%, 07/15/2046	69,000	84,709

		11,195,337

Consumer Finance–0.33%
American Express Co.,
3.38%, 05/03/2024	24,770,000	24,375,506
3.63%, 12/05/2024	3,423,000	3,334,701

General Motors Financial Co., Inc., 5.25%, 03/01/2026(c)	5,467,000	5,385,881

Synchrony Financial, 3.95%, 12/01/2027	5,795,000	5,184,004

		38,280,092

Consumer Staples Merchandise Retail–0.16%

Dollar General Corp., 4.25%, 09/20/2024	18,724,000	18,437,050

Diversified Banks–1.03%
Bank of America Corp.,
3.25%, 10/21/2027(c)	5,705,000	5,317,828
2.57%, 10/20/2032(g)	8,683,000	6,962,813

BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(c)(d)	6,875,000	6,805,765
Citigroup, Inc.,
3.67%, 07/24/2028(g)	5,405,000	5,029,124
6.68%, 09/13/2043	8,000,000	8,409,052
5.30%, 05/06/2044(c)	2,765,000	2,519,556
4.75%, 05/18/2046	4,145,000	3,479,326

HSBC Holdings PLC (United Kingdom), 2.63%, 11/07/2025(g)	18,945,000	18,177,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Equity and Income Fund

	Principal Amount	Value
Diversified Banks–(continued)
JPMorgan Chase & Co.,
3.20%, 06/15/2026	$4,365,000	$ 4,138,421
3.51%, 01/23/2029(g)	11,170,000	10,303,425
4.26%, 02/22/2048(g)	5,355,000	4,499,621
3.90%, 01/23/2049(g)	11,170,000	8,792,696

Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(d)	545,000	539,367

PNC Financial Services Group, Inc. (The), 3.45%, 04/23/2029	7,450,000	6,726,898

Societe Generale S.A. (France), 5.00%, 01/17/2024(d)	7,365,000	7,315,044

U.S. Bancorp, Series W, 3.10%, 04/27/2026(c)	3,245,000	3,046,508
Wells Fargo & Co.,
3.55%, 09/29/2025	6,840,000	6,564,938
4.10%, 06/03/2026	4,515,000	4,332,752
4.65%, 11/04/2044(c)	9,115,000	7,548,024

		120,508,382

Diversified Financial Services–0.05%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.85%, 10/29/2041	4,009,000	2,980,098

Blackstone Holdings Finance Co. LLC, 5.00%, 06/15/2044(d)	3,975,000	3,396,068

		6,376,166

Diversified Metals & Mining–0.02%

Rio Tinto Finance (USA) Ltd. (Australia), 7.13%, 07/15/2028	2,175,000	2,376,901

Diversified REITs–0.07%

CubeSmart L.P., 2.50%, 02/15/2032(c)	10,561,000	8,334,332

Drug Retail–0.07%

CVS Pass-Through Trust, 6.04%, 12/10/2028	4,390,852	4,410,639

Walgreens Boots Alliance, Inc., 4.50%, 11/18/2034(c)	4,519,000	3,951,735

		8,362,374

Electric Utilities–1.13%

Electricite de France S.A. (France), 4.88%, 01/22/2044(d)	9,110,000	7,562,247

FirstEnergy Corp., Conv., 4.00%, 05/01/2026(d)	49,904,000	48,609,161

Georgia Power Co., Series B, 3.70%, 01/30/2050	3,665,000	2,717,545

National Rural Utilities Cooperative Finance Corp., 2.75%, 04/15/2032(c)	9,898,000	8,119,705

NextEra Energy Capital Holdings, Inc., 3.55%, 05/01/2027(c)	5,572,000	5,254,688

PPL Capital Funding, Inc., Conv., 2.88%, 03/15/2028(d)	50,089,000	46,682,948

PPL Electric Utilities Corp., 6.25%, 05/15/2039	355,000	379,946

	Principal Amount	Value
Electric Utilities–(continued)
Xcel Energy, Inc.,
0.50%, 10/15/2023	$5,750,000	$ 5,715,462
3.50%, 12/01/2049	10,280,000	7,167,048

		132,208,750

Electrical Components & Equipment–0.02%

Rockwell Automation, Inc., 1.75%, 08/15/2031	2,729,000	2,172,443

Financial Exchanges & Data–0.02%

Nasdaq, Inc., 5.95%, 08/15/2053(c)	2,575,000	2,567,786

Health Care Equipment–0.49%

Becton, Dickinson and Co., 4.88%, 05/15/2044	3,739,000	3,183,505

Integra LifeSciences Holdings Corp., Conv., 0.50%, 08/15/2025	42,831,000	39,618,675

Medtronic, Inc., 4.38%, 03/15/2035	2,601,000	2,462,858

Tandem Diabetes Care, Inc., Conv., 1.50%, 05/01/2025(d)	12,393,000	11,634,999

		56,900,037

Health Care REITs–0.16%

Welltower OP LLC, Conv., 2.75%, 05/15/2028(d)	17,592,000	18,181,332

Health Care Services–0.14%

Cigna Group (The), 4.80%, 08/15/2038	3,240,000	2,989,180

CVS Health Corp., 3.38%, 08/12/2024	3,740,000	3,654,106

Laboratory Corp. of America Holdings, 4.70%, 02/01/2045	2,694,000	2,310,410

NXP B.V./NXP Funding LLC (China), 5.35%, 03/01/2026	7,660,000	7,615,134

		16,568,830

Health Care Supplies–0.06%

Lantheus Holdings, Inc., Conv., 2.63%, 12/15/2027(d)	6,306,000	7,287,214

Health Care Technology–0.08%

NextGen Healthcare, Inc., Conv., 3.75%, 11/15/2027(d)	9,190,000	9,419,750

Home Improvement Retail–0.03%

Lowe’s Cos., Inc., 4.25%, 04/01/2052	4,741,000	3,755,290

Homebuilding–0.02%

M.D.C. Holdings, Inc., 6.00%, 01/15/2043	2,117,000	1,852,796

Hotels, Resorts & Cruise Lines–0.45%

Airbnb, Inc., Conv., 0.00%, 03/15/2026(e)	52,169,000	45,856,551

Booking Holdings, Inc., Conv., 0.75%, 05/01/2025	4,265,000	7,192,070

		53,048,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Equity and Income Fund

	Principal Amount	Value
Industrial Conglomerates–0.13%

Honeywell International, Inc., 4.50%, 01/15/2034	$16,007,000	$ 15,464,360

Industrial Machinery & Supplies & Components–0.26%

John Bean Technologies Corp., Conv., 0.25%, 05/15/2026	33,206,000	30,632,535

Insurance Brokers–0.02%

Willis North America, Inc., 3.60%, 05/15/2024	2,470,000	2,429,940

Integrated Oil & Gas–0.37%

BP Capital Markets America, Inc., 2.94%, 06/04/2051	10,062,000	6,574,873

Chevron Corp., 2.95%, 05/16/2026	9,807,000	9,349,499
Exxon Mobil Corp.,
2.71%, 03/06/2025(c)	5,658,000	5,457,893
3.04%, 03/01/2026	11,316,000	10,814,790

Shell International Finance B.V. (Netherlands), 3.25%, 05/11/2025	11,316,000	10,959,960

		43,157,015

Integrated Telecommunication Services–0.34%
AT&T, Inc.,
4.30%, 02/15/2030	3,526,000	3,288,833
3.50%, 09/15/2053	7,328,000	4,827,076
3.55%, 09/15/2055	4,562,000	2,979,822
3.80%, 12/01/2057	3,619,000	2,442,840
Telefonica Emisiones S.A.U. (Spain),
4.67%, 03/06/2038	3,505,000	2,901,174
5.21%, 03/08/2047	6,725,000	5,639,980
Verizon Communications, Inc.,
3.38%, 02/15/2025(c)	13,206,000	12,817,096
3.40%, 03/22/2041(c)	5,788,000	4,301,023

		39,197,844

Interactive Home Entertainment–0.03%

Take-Two Interactive Software, Inc., 3.70%, 04/14/2027	3,559,000	3,374,399

Interactive Media & Services–0.41%
Meta Platforms, Inc., 5.60%, 05/15/2053(c)	14,968,000	15,040,311
Snap, Inc., Conv., 0.75%, 08/01/2026	33,200,000	29,977,033

TripAdvisor, Inc., Conv., 0.25%, 04/01/2026	3,197,000	2,691,895

		47,709,239

Internet Services & Infrastructure–0.24%

Shopify, Inc. (Canada), Conv., 0.13%, 11/01/2025	31,379,000	28,664,717

Investment Banking & Brokerage–1.74%
Goldman Sachs Group, Inc. (The),
4.25%, 10/21/2025(c)	5,807,000	5,637,440
2.91%, 07/21/2042(g)	3,205,000	2,215,676
GS Finance Corp.,
Series 0003, Conv., 0.50%, 04/11/2028	62,573,000	67,453,694
0.00%, 07/19/2029(d)(e)	62,330,000	60,503,731
1.00%, 07/30/2029	62,338,000	61,203,448

	Principal Amount	Value
Investment Banking & Brokerage–(continued)

Morgan Stanley, 4.00%, 07/23/2025	$6,870,000	$ 6,668,119

		203,682,108

Life & Health Insurance–0.63%

American Equity Investment Life Holding Co., 5.00%, 06/15/2027	8,671,000	8,322,365

Athene Global Funding, 2.75%, 06/25/2024(d)	2,890,000	2,807,764

Brighthouse Financial, Inc., 3.85%, 12/22/2051	18,342,000	11,543,272

Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(d)	20,728,000	18,636,130

Guardian Life Global Funding, 2.90%, 05/06/2024(d)	7,450,000	7,301,950

Jackson National Life Global Funding, 3.25%, 01/30/2024(d)	4,885,000	4,826,038

Nationwide Financial Services, Inc., 5.30%, 11/18/2044(d)	4,250,000	3,650,005

Pacific Life Global Funding II, 5.50%, 08/28/2026(d)	13,319,000	13,370,177

Prudential Financial, Inc., 3.91%, 12/07/2047	4,898,000	3,804,435

		74,262,136

Life Sciences Tools & Services–0.17%

Thermo Fisher Scientific, Inc., 1.22%, 10/18/2024(c)	21,232,000	20,248,031

Managed Health Care–0.04%

UnitedHealth Group, Inc., 3.50%, 08/15/2039	5,806,000	4,742,527

Movies & Entertainment–0.32%

Liberty Media Corp-Liberty Formula One, Conv., 2.25%, 08/15/2027	3,159,000	3,277,441

TWDC Enterprises 18 Corp., 3.00%, 02/13/2026	3,773,000	3,594,127
Warnermedia Holdings, Inc.,
3.79%, 03/15/2025	16,392,000	15,873,375
5.05%, 03/15/2042	7,965,000	6,554,975
5.14%, 03/15/2052(c)	9,886,000	7,886,183

		37,186,101

Multi-line Insurance–0.05%

Liberty Mutual Group, Inc., 3.95%, 05/15/2060(d)	9,030,000	6,091,171

Multi-Utilities–0.08%

NiSource, Inc., 4.38%, 05/15/2047	6,015,000	4,941,042

Sempra, 3.80%, 02/01/2038(c)	5,871,000	4,786,733

		9,727,775

Oil & Gas Exploration & Production–0.30%

Cameron LNG LLC, 3.70%, 01/15/2039(d)	6,519,000	5,252,183

ConocoPhillips Co., 4.15%, 11/15/2034	2,403,000	2,181,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Equity and Income Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)

Northern Oil and Gas, Inc., Conv., 3.63%, 04/15/2029(d)	$21,570,000	$ 27,234,077

		34,667,846

Oil & Gas Refining & Marketing–0.03%

Valero Energy Corp., 4.00%, 06/01/2052(c)	5,068,000	3,723,776

Oil & Gas Storage & Transportation–0.55%

Enbridge, Inc. (Canada), 5.97%, 03/08/2026	4,267,000	4,270,688
Energy Transfer L.P.,
Series 5Y, 4.20%, 09/15/2023	1,638,000	1,637,210
4.90%, 03/15/2035	3,640,000	3,330,877
5.30%, 04/01/2044	8,165,000	6,965,725
5.00%, 05/15/2050	7,684,000	6,332,252
Enterprise Products Operating LLC,
6.45%, 09/01/2040	555,000	593,078
4.25%, 02/15/2048	7,354,000	5,998,657
Kinder Morgan, Inc.,
4.30%, 06/01/2025(c)	9,053,000	8,856,132
5.30%, 12/01/2034	4,203,000	4,001,273

MPLX L.P., 4.50%, 04/15/2038	8,564,000	7,262,852

Spectra Energy Partners L.P., 4.50%, 03/15/2045	5,468,000	4,404,691

Texas Eastern Transmission L.P., 7.00%, 07/15/2032	3,835,000	4,242,997

Williams Cos., Inc. (The), 5.40%, 03/02/2026	7,016,000	7,007,061

		64,903,493

Other Specialized REITs–0.14%

EPR Properties, 4.75%, 12/15/2026	17,525,000	16,112,192

Packaged Foods & Meats–0.01%

Mead Johnson Nutrition Co. (United Kingdom), 4.13%, 11/15/2025	648,000	631,116

Paper & Plastic Packaging Products & Materials–0.02%

International Paper Co., 6.00%, 11/15/2041	2,855,000	2,894,409

Passenger Airlines–0.29%

American Airlines Pass-Through Trust, Series 2014-1, Class A, 3.70%, 04/01/2028	2,493,606	2,279,110

JetBlue Airways Corp., Conv., 0.50%, 04/01/2026	16,208,000	12,814,045

Spirit Airlines, Inc., Conv., 1.00%, 05/15/2026	11,355,000	9,646,072
United Airlines Pass-Through Trust,
Series 2012-1, Class A, 4.15%, 04/11/2024	2,919,924	2,884,523
Series 2014-2, Class A, 3.75%, 09/03/2026	3,167,119	2,984,999
Series 2018-1, Class AA, 3.50%, 03/01/2030	4,145,974	3,728,425

		34,337,174

	Principal Amount	Value
Personal Care Products–0.06%

Kenvue, Inc., 5.05%, 03/22/2053(d)	$7,142,000	$ 6,999,826

Pharmaceuticals–0.43%

Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(d)	9,800,000	9,313,870

Bristol-Myers Squibb Co., 4.13%, 06/15/2039	6,435,000	5,688,808

Haleon US Capital LLC, 4.00%, 03/24/2052(c)	2,954,000	2,377,734

Pacira BioSciences, Inc., Conv., 0.75%, 08/01/2025	31,922,000	29,268,484

Zoetis, Inc., 4.70%, 02/01/2043	4,101,000	3,721,163

		50,370,059

Property & Casualty Insurance–0.14%
Allstate Corp. (The), 3.28%, 12/15/2026	3,260,000	3,082,811
Markel Group, Inc.,
5.00%, 03/30/2043	4,185,000	3,551,821
5.00%, 05/20/2049	5,140,000	4,509,236

Travelers Cos., Inc. (The), 4.60%, 08/01/2043	6,455,000	5,788,824

		16,932,692

Rail Transportation–0.43%

Burlington Northern Santa Fe LLC, 3.85%, 09/01/2023	7,363,000	7,363,000

Canadian Pacific Railway Co. (Canada), 3.00%, 12/02/2041	3,965,000	3,294,356
Norfolk Southern Corp.,
3.85%, 01/15/2024	15,482,000	15,364,517
3.40%, 11/01/2049	4,879,000	3,458,567
5.35%, 08/01/2054(c)	5,099,000	4,961,481
Union Pacific Corp.,
3.20%, 05/20/2041(c)	10,131,000	7,736,127
4.15%, 01/15/2045	4,410,000	3,503,140
3.84%, 03/20/2060	5,560,000	4,269,906

		49,951,094

Reinsurance–0.08%

PartnerRe Finance B LLC, 3.70%, 07/02/2029(c)	5,795,000	5,262,059

Reinsurance Group of America, Inc., 4.70%, 09/15/2023	3,711,000	3,708,798

		8,970,857

Renewable Electricity–0.04%

Oglethorpe Power Corp., 4.55%, 06/01/2044	5,806,000	4,556,810

Restaurants–0.06%

Starbucks Corp., 3.55%, 08/15/2029(c)	7,440,000	6,895,607

Retail REITs–0.17%

Kimco Realty OP LLC, 3.20%, 04/01/2032(c)	12,105,000	10,051,211

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Equity and Income Fund

	Principal Amount	Value

Retail REITs–(continued)
Regency Centers L.P.,
2.95%, 09/15/2029	$7,960,000	$6,888,191

4.65%, 03/15/2049	2,970,000	2,411,992

		19,351,394

Self-Storage REITs–0.07%
Extra Space Storage L.P.,
3.50%, 07/01/2026	4,667,000	4,378,602

5.70%, 04/01/2028(c)	3,806,000	3,825,933

		8,204,535

Semiconductors–0.85%
Broadcom, Inc., 3.47%, 04/15/2034(d)	6,975,000	5,702,409

Marvell Technology, Inc., 2.45%, 04/15/2028(c)	12,029,000	10,557,521

Microchip Technology, Inc., Conv., 0.13%, 11/15/2024	51,688,000	55,661,515

Micron Technology, Inc.,
4.66%, 02/15/2030(c)	7,270,000	6,818,802

3.37%, 11/01/2041	1,778,000	1,233,924

Texas Instruments, Inc., 2.63%, 05/15/2024	2,275,000	2,228,568

Wolfspeed, Inc., Conv., 1.88%, 12/01/2029(d)	24,220,000	17,741,150

		99,943,889

Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047(c)	1,665,000	1,421,071

Systems Software–0.23%
Microsoft Corp., 3.50%, 02/12/2035	4,259,000	3,880,575

Oracle Corp., 3.60%, 04/01/2040	10,910,000	8,263,020

VMware, Inc., 1.00%, 08/15/2024	14,992,000	14,333,395

		26,476,990

Technology Distributors–0.06%
Avnet, Inc., 4.63%, 04/15/2026	7,645,000	7,409,223

Technology Hardware, Storage & Peripherals–0.26%
Apple, Inc., 3.35%, 02/09/2027	3,495,000	3,341,920

Western Digital Corp., Conv., 1.50%, 02/01/2024	27,606,000	27,129,797

		30,471,717

Telecom Tower REITs–0.17%
American Tower Corp., 1.60%, 04/15/2026	8,541,000	7,718,458

Crown Castle, Inc.,
2.50%, 07/15/2031(c)	14,073,000	11,355,092

4.75%, 05/15/2047	470,000	389,020

		19,462,570

Tobacco–0.23%
Altria Group, Inc., 5.80%, 02/14/2039(c)	12,541,000	12,231,063

	Principal Amount	Value

Tobacco–(continued)
Philip Morris International, Inc.,
3.60%, 11/15/2023(c)	$3,940,000	$3,924,433

4.88%, 11/15/2043	11,740,000	10,335,338

		26,490,834

Trading Companies & Distributors–0.09%
Air Lease Corp.,
3.00%, 09/15/2023	627,000	626,488

4.25%, 09/15/2024	4,355,000	4,276,331

Aircastle Ltd., 4.40%, 09/25/2023	5,510,000	5,501,255

		10,404,074

Transaction & Payment Processing Services–0.41%
Block, Inc., Conv., 0.13%, 03/01/2025	45,518,000	42,263,463

Fiserv, Inc., 3.80%, 10/01/2023	5,200,000	5,191,627

		47,455,090

Wireless Telecommunication Services–0.26%
America Movil S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042(c)	6,610,000	5,658,650

Rogers Communications, Inc. (Canada),
4.50%, 03/15/2043(c)	6,080,000	4,869,831

4.30%, 02/15/2048	8,020,000	6,017,780

T-Mobile USA, Inc.,
2.70%, 03/15/2032	10,676,000	8,698,640

3.40%, 10/15/2052	7,422,000	5,034,707

		30,279,608

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,529,673,912)		2,341,968,539

U.S. Treasury Securities–10.28%
U.S. Treasury Bills–0.02%
4.75% - 5.23%, 04/18/2024(h)(i)	2,061,000	1,992,578

U.S. Treasury Bonds–1.03%
4.50%, 02/15/2036	5,525,000	5,778,805

4.38%, 08/15/2043	57,578,900	57,434,953

3.63%, 05/15/2053	64,005,200	57,739,691

		120,953,449

U.S. Treasury Notes–9.23%
4.75%, 07/31/2025	312,913,000	312,094,047

4.38%, 08/15/2026	227,929,000	226,905,100

4.13%, 07/31/2028	307,741,900	305,962,767

4.00%, 07/31/2030	212,263,000	209,775,543

3.88%, 08/15/2033	25,556,300	25,103,075

		1,079,840,532

Total U.S. Treasury Securities (Cost $1,204,690,926)		1,202,786,559

	Shares
Preferred Stocks–0.55%
Asset Management & Custody Banks–0.20%
AMG Capital Trust II, 5.15%, Conv. Pfd.	483,000	23,884,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Equity and Income Fund

	Shares	Value

Oil & Gas Storage & Transportation–0.35%
El Paso Energy Capital Trust I, 4.75%, Conv. Pfd.	875,900	$40,624,242

Total Preferred Stocks (Cost $60,254,606)		64,508,592

	Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.13%
Federal Home Loan Mortgage Corp. (FHLMC)–0.07%
6.75%, 03/15/2031	$7,000,001	8,069,200

5.50%, 02/01/2037	3	3

		8,069,203

Federal National Mortgage Association (FNMA)–0.06%
6.63%, 11/15/2030	6,315,000	7,192,520

7.00%, 07/01/2032	4,175	4,142

		7,196,662

Government National Mortgage Association (GNMA)–0.00%
8.00%, 06/15/2026 to 01/20/2031	4,067	4,087

7.50%, 12/20/2030	412	424

		4,511

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $17,461,928)		15,270,376

Municipal Obligations–0.05%
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4), Series 2010 A, RB, 6.66%, 04/01/2057 (Cost $4,721,000)	4,721,000	5,285,303

Investment Abbreviations:

Conv.	– Convertible
Pfd.	– Preferred
RB	– Revenue Bonds

	Shares	Value

Money Market Funds–4.46%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(j)(k)	184,477,754	$184,477,754

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(j)(k)	126,693,858	126,706,527

Invesco Treasury Portfolio, Institutional Class, 5.25%(j)(k)	210,831,719	210,831,719

Total Money Market Funds (Cost $521,954,404)		522,016,000

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.73% (Cost $10,094,983,772)		11,669,736,222

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.21%
Invesco Private Government Fund, 5.30%(j)(k)(l)	39,668,762	39,668,762

Invesco Private Prime Fund, 5.51%(j)(k)(l)	102,005,388	102,005,388

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $141,677,820)		141,674,150

TOTAL INVESTMENTS IN SECURITIES–100.94% (Cost $10,236,661,592)		11,811,410,372

OTHER ASSETS LESS LIABILITIES–(0.94)%		(110,244,036)

NET ASSETS–100.00%		$11,701,166,336

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Equity and Income Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $497,237,737, which represented 4.25% of the Fund’s Net Assets.

(e)	Zero coupon bond issued at a discount.
(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$193,530,051	$638,079,648	$(647,131,945)	$-	$-	$184,477,754	$8,326,470
Invesco Liquid Assets Portfolio, Institutional Class	133,184,545	455,771,178	(462,237,104)	(39,918)	27,826	126,706,527	5,889,613
Invesco Treasury Portfolio, Institutional Class	221,177,201	729,233,883	(739,579,365)	-	-	210,831,719	9,501,342
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	48,966,219	737,740,242	(747,037,699)	-	-	39,668,762	1,809,272	*
Invesco Private Prime Fund	125,913,139	1,560,381,366	(1,584,285,602)	(13,954)	10,439	102,005,388	4,948,588	*
Total	$722,771,155	$4,121,206,317	$(4,180,271,715)	$(53,872)	$38,265	$663,690,150	$30,475,285

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(k)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(l)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	100	December-2023	$(10,692,188)	$(86,921)	$(86,921)
U.S. Treasury 10 Year Notes	221	December-2023	(24,537,906)	(307,808)	(307,808)
U.S. Treasury 10 Year Ultra Notes	312	December-2023	(36,226,125)	(553,989)	(553,989)
Total Futures Contracts				$(948,718)	$(948,718)

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized
Date	Counterparty	Deliver		Receive		Appreciation
Currency Risk
09/29/2023	Bank of New York Mellon (The)	EUR	109,316,171	USD	118,771,364	$97,750
09/29/2023	Bank of New York Mellon (The)	GBP	124,723,952	USD	158,850,545	832,452
09/29/2023	State Street Bank & Trust Co.	EUR	1,096,855	USD	1,191,046	300
09/29/2023	State Street Bank & Trust Co.	GBP	6,947,531	USD	8,842,208	40,085
09/29/2023	State Street Bank & Trust Co.	USD	5,853,203	EUR	5,410,067	19,965
Total Forward Foreign Currency Contracts						$990,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Equity and Income Fund

Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Equity and Income Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $9,573,029,368)*	$11,147,720,222

Investments in affiliated money market funds, at value (Cost $663,632,224)	663,690,150

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	990,552

Foreign currencies, at value (Cost $614)	608

Receivable for:
Investments sold	9,547,814

Fund shares sold	2,324,260

Dividends	20,837,230

Foreign withholding tax claims	1,571,286

Interest	23,693,670

Investment for trustee deferred compensation and retirement plans	964,393

Other assets	116,674

Total assets	11,871,456,859

Liabilities:
Other investments:
Variation margin payable – futures contracts	131,159

Payable for:
Investments purchased	12,119,220

Fund shares reacquired	8,152,895

Collateral upon return of securities loaned	141,677,820

Accrued fees to affiliates	6,871,431

Accrued trustees’ and officers’ fees and benefits	7,046

Accrued other operating expenses	256,737

Trustee deferred compensation and retirement plans	1,074,215

Total liabilities	170,290,523

Net assets applicable to shares outstanding	$11,701,166,336

Net assets consist of:
Shares of beneficial interest	$9,730,663,456

Distributable earnings	1,970,502,880

$11,701,166,336

Net Assets:
Class A	$9,563,996,516

Class C	$230,927,566

Class R	$103,246,969

Class Y	$706,187,172

Class R5	$201,309,557

Class R6	$895,498,556

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	946,384,459

Class C	23,417,935

Class R	10,141,041

Class Y	69,877,174

Class R5	19,915,408

Class R6	88,624,320

Class A:
Net asset value per share	$10.11

Maximum offering price per share (Net asset value of $10.11 ÷ 94.50%)	$10.70

Class C:
Net asset value and offering price per share	$9.86

Class R:
Net asset value and offering price per share	$10.18

Class Y:
Net asset value and offering price per share	$10.11

Class R5:
Net asset value and offering price per share	$10.11

Class R6:
Net asset value and offering price per share	$10.10

*	At August 31, 2023, securities with an aggregate value of $137,165,388 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Equity and Income Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:
Interest	$120,390,734

Dividends (net of foreign withholding taxes of $(172,133))	177,725,007

Dividends from affiliated money market funds (includes net securities lending income of $459,683)	24,177,108

Foreign withholding tax claims	1,551,625

Total investment income	323,844,474

Expenses:
Advisory fees	41,477,487

Administrative services fees	1,660,860

Custodian fees	66,078

Distribution fees:
Class A	23,955,494

Class C	2,503,397

Class R	510,262

Transfer agent fees – A, C, R and Y	15,723,987

Transfer agent fees – R5	208,692

Transfer agent fees – R6	259,624

Trustees’ and officers’ fees and benefits	110,374

Registration and filing fees	301,486

Reports to shareholders	613,191

Professional services fees	173,375

Other	181,890

Total expenses	87,746,197

Less: Fees waived and/or expense offset arrangement(s)	(687,982)

Net expenses	87,058,215

Net investment income	236,786,259

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	521,628,761

Affiliated investment securities	38,265

Foreign currencies	18,853

Forward foreign currency contracts	(10,274,275)

Futures contracts	5,378,913

516,790,517

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(152,987,020)

Affiliated investment securities	(53,872)

Foreign currencies	74,988

Forward foreign currency contracts	(3,425,470)

Futures contracts	(1,244,724)

(157,636,098)

Net realized and unrealized gain	359,154,419

Net increase in net assets resulting from operations	$595,940,678

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Equity and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$236,786,259	$163,277,517

Net realized gain	516,790,517	725,789,493

Change in net unrealized appreciation (depreciation)	(157,636,098)	(1,684,944,417)

Net increase (decrease) in net assets resulting from operations	595,940,678	(795,877,407)

Distributions to shareholders from distributable earnings:
Class A	(636,317,908)	(1,331,277,071)

Class C	(15,955,994)	(41,341,537)

Class R	(6,375,594)	(12,970,924)

Class Y	(50,369,784)	(97,780,944)

Class R5	(14,865,104)	(31,158,054)

Class R6	(59,659,126)	(116,375,441)

Total distributions from distributable earnings	(783,543,510)	(1,630,903,971)

Share transactions–net:
Class A	61,650,542	798,338,222

Class C	(39,351,727)	(24,089,966)

Class R	7,760,427	2,482,302

Class Y	15,704,564	67,528,652

Class R5	(12,905,500)	20,447,063

Class R6	63,488,724	100,549,556

Net increase in net assets resulting from share transactions	96,347,030	965,255,829

Net increase (decrease) in net assets	(91,255,802)	(1,461,525,549)

Net assets:
Beginning of year	11,792,422,138	13,253,947,687

End of year	$11,701,166,336	$11,792,422,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Equity and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/23	$10.27	$0.20	$0.33	$0.53	$(0.22)	$(0.47)	$(0.69)	$10.11	5.26%		$9,563,997	0.77%		0.78%		1.99%		142%
Year ended 08/31/22	12.52	0.14	(0.83)	(0.69)	(0.16)	(1.40)	(1.56)	10.27	(6.36)		9,654,157	0.78		0.78		1.25		152
Year ended 08/31/21	9.83	0.13	2.87	3.00	(0.17)	(0.14)	(0.31)	12.52	31.02		10,841,867	0.78		0.78		1.10		127
Year ended 08/31/20	10.12	0.17	0.18	0.35	(0.19)	(0.45)	(0.64)	9.83	3.53		9,034,006	0.78		0.79		1.75		133
Year ended 08/31/19	11.10	0.19	(0.36)	(0.17)	(0.21)	(0.60)	(0.81)	10.12	(0.96)		9,845,902	0.78		0.79		1.87		138
Class C
Year ended 08/31/23	10.03	0.12	0.32	0.44	(0.14)	(0.47)	(0.61)	9.86	4.43	(d)	230,928	1.50	(d)	1.51	(d)	1.26	(d)	142
Year ended 08/31/22	12.25	0.06	(0.81)	(0.75)	(0.07)	(1.40)	(1.47)	10.03	(7.01)		275,540	1.53		1.53		0.50		152
Year ended 08/31/21	9.63	0.04	2.81	2.85	(0.09)	(0.14)	(0.23)	12.25	29.94		362,829	1.53		1.53		0.35		127
Year ended 08/31/20	9.91	0.10	0.19	0.29	(0.12)	(0.45)	(0.57)	9.63	2.87		402,761	1.53		1.54		1.00		133
Year ended 08/31/19	10.89	0.12	(0.36)	(0.24)	(0.14)	(0.60)	(0.74)	9.91	(1.75	)(d)	576,794	1.49	(d)	1.50	(d)	1.16	(d)	138
Class R
Year ended 08/31/23	10.35	0.18	0.31	0.49	(0.19)	(0.47)	(0.66)	10.18	4.87		103,247	1.02		1.03		1.74		142
Year ended 08/31/22	12.59	0.11	(0.82)	(0.71)	(0.13)	(1.40)	(1.53)	10.35	(6.48)		96,887	1.03		1.03		1.00		152
Year ended 08/31/21	9.89	0.10	2.88	2.98	(0.14)	(0.14)	(0.28)	12.59	30.61		114,169	1.03		1.03		0.85		127
Year ended 08/31/20	10.17	0.15	0.19	0.34	(0.17)	(0.45)	(0.62)	9.89	3.35		118,249	1.03		1.04		1.50		133
Year ended 08/31/19	11.16	0.17	(0.37)	(0.20)	(0.19)	(0.60)	(0.79)	10.17	(1.30)		148,055	1.03		1.04		1.62		138
Class Y
Year ended 08/31/23	10.27	0.22	0.33	0.55	(0.24)	(0.47)	(0.71)	10.11	5.54		706,187	0.52		0.53		2.24		142
Year ended 08/31/22	12.52	0.17	(0.83)	(0.66)	(0.19)	(1.40)	(1.59)	10.27	(6.12)		702,847	0.53		0.53		1.50		152
Year ended 08/31/21	9.84	0.15	2.87	3.02	(0.20)	(0.14)	(0.34)	12.52	31.22		778,769	0.53		0.53		1.35		127
Year ended 08/31/20	10.12	0.19	0.20	0.39	(0.22)	(0.45)	(0.67)	9.84	3.91		749,507	0.53		0.54		2.00		133
Year ended 08/31/19	11.11	0.22	(0.37)	(0.15)	(0.24)	(0.60)	(0.84)	10.12	(0.81)		987,287	0.53		0.54		2.12		138
Class R5
Year ended 08/31/23	10.28	0.23	0.32	0.55	(0.25)	(0.47)	(0.72)	10.11	5.48		201,310	0.47		0.48		2.29		142
Year ended 08/31/22	12.52	0.18	(0.82)	(0.64)	(0.20)	(1.40)	(1.60)	10.28	(5.98)		218,033	0.48		0.48		1.55		152
Year ended 08/31/21	9.84	0.16	2.86	3.02	(0.20)	(0.14)	(0.34)	12.52	31.28		242,934	0.46		0.46		1.42		127
Year ended 08/31/20	10.12	0.20	0.19	0.39	(0.22)	(0.45)	(0.67)	9.84	3.98		235,461	0.47		0.48		2.06		133
Year ended 08/31/19	11.11	0.22	(0.36)	(0.14)	(0.25)	(0.60)	(0.85)	10.12	(0.75)		397,607	0.47		0.48		2.18		138
Class R6
Year ended 08/31/23	10.27	0.24	0.31	0.55	(0.25)	(0.47)	(0.72)	10.10	5.56		895,499	0.40		0.41		2.36		142
Year ended 08/31/22	12.52	0.18	(0.83)	(0.65)	(0.20)	(1.40)	(1.60)	10.27	(6.01)		844,958	0.41		0.41		1.62		152
Year ended 08/31/21	9.83	0.17	2.87	3.04	(0.21)	(0.14)	(0.35)	12.52	31.50		913,379	0.39		0.39		1.49		127
Year ended 08/31/20	10.12	0.21	0.18	0.39	(0.23)	(0.45)	(0.68)	9.83	3.97		1,001,337	0.38		0.39		2.15		133
Year ended 08/31/19	11.10	0.23	(0.35)	(0.12)	(0.26)	(0.60)	(0.86)	10.12	(0.56)		1,178,312	0.38		0.39		2.27		138

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98% and 0.97% for the years ended August 31, 2023 and August 31, 2019, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Equity and Income Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Equity and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income

22	Invesco Equity and Income Fund

and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended August 31, 2023, the Fund did not enter into any closing agreements.

G.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment

23	Invesco Equity and Income Fund

of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2023, the Fund paid the Adviser $6,801 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

O.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%

24	Invesco Equity and Income Fund

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2023, the Adviser waived advisory fees of $608,848.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of each Fund. For the year ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $1,985,954 in front-end sales commissions from the sale of Class A shares and $70,552 and $8,801 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2023, the Fund incurred $168,393 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

25	Invesco Equity and Income Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$7,146,938,027	$370,962,826	$–	$7,517,900,853

U.S. Dollar Denominated Bonds & Notes	–	2,341,968,539	–	2,341,968,539

U.S. Treasury Securities	–	1,202,786,559	–	1,202,786,559

Preferred Stocks	64,508,592	–	–	64,508,592

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	15,270,376	–	15,270,376

Municipal Obligations	–	5,285,303	–	5,285,303

Money Market Funds	522,016,000	141,674,150	–	663,690,150

Total Investments in Securities	7,733,462,619	4,077,947,753	–	11,811,410,372

Other Investments - Assets*

Forward Foreign Currency Contracts	–	990,552	–	990,552

Other Investments - Liabilities*

Futures Contracts	(948,718)	–	–	(948,718)

Total Other Investments	(948,718)	990,552	–	41,834

Total Investments	$7,732,513,901	$4,078,938,305	$–	$11,811,452,206

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$990,552

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$990,552

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts -Exchange-Traded(a)	$(948,718)

Derivatives not subject to master netting agreements	948,718

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2023.

	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of New York Mellon (The)	$930,202	$930,202	$–	$–	$930,202

State Street Bank & Trust Co.	60,350	60,350	–	–	60,350

Total	$990,552	$990,552	$–	$–	$990,552

26	Invesco Equity and Income Fund

Effect of Derivative Investments for the year ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$(10,274,275)	$-	$(10,274,275)

Futures contracts	-	5,378,913	5,378,913

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(3,425,470)	-	(3,425,470)

Futures contracts	-	(1,244,724)	(1,244,724)

Total	$(13,699,745)	$4,134,189	$(9,565,556)

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Futures
	Contracts	Contracts

Average notional value	$240,108,950	$51,026,498

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $79,134.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$253,597,806	$405,858,992

Long-term capital gain	529,945,704	1,225,044,979

Total distributions	$783,543,510	$1,630,903,971

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$49,110,990

Undistributed long-term capital gain	452,667,395

Net unrealized appreciation – investments	1,469,471,308

Net unrealized appreciation – foreign currencies	21,468

Temporary book/tax differences	(768,281)

Shares of beneficial interest	9,730,663,456

Total net assets	$11,701,166,336

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, convertible securities and equity securities .

27	Invesco Equity and Income Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2023.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $2,387,072,814 and $2,869,341,690, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,911,404,257

Aggregate unrealized (depreciation) of investments	(441,932,949)

Net unrealized appreciation of investments	$1,469,471,308

Cost of investments for tax purposes is $10,341,980,898.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities, equalization and partnerships, on August 31, 2023, undistributed net investment income was increased by $5,052,806, undistributed net realized gain was decreased by $16,142,523 and shares of beneficial interest was increased by $11,089,717. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2023(a)		Year ended August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	69,900,060	$701,533,346	73,356,241	$821,391,591

Class C	3,088,954	30,306,026	3,295,934	36,084,783

Class R	2,677,098	27,058,482	1,695,763	19,133,379

Class Y	17,421,501	174,851,176	12,557,499	140,194,636

Class R5	1,871,792	18,765,212	1,999,576	22,716,626

Class R6	17,191,072	172,216,566	13,887,919	154,334,421

Issued as reinvestment of dividends:
Class A	59,396,151	591,080,593	111,734,771	1,239,743,507

Class C	1,530,995	14,912,252	3,557,970	38,628,074

Class R	634,222	6,363,235	1,158,750	12,961,497

Class Y	4,083,765	40,588,620	7,468,159	82,862,940

Class R5	1,495,679	14,865,104	2,808,247	31,157,973

Class R6	5,839,481	58,009,168	10,263,875	113,860,992

Automatic conversion of Class C shares to Class A shares:
Class A	3,791,352	37,881,665	4,151,000	46,487,423

Class C	(3,881,540)	(37,881,665)	(4,246,518)	(46,487,423)

Reacquired:
Class A	(126,443,474)	(1,268,845,062)	(115,674,488)	(1,309,284,299)

Class C	(4,786,675)	(46,688,340)	(4,757,106)	(52,315,400)

Class R	(2,535,199)	(25,661,290)	(2,555,545)	(29,612,574)

Class Y	(20,034,981)	(199,735,232)	(13,823,013)	(155,528,924)

Class R5	(4,667,747)	(46,535,816)	(2,991,721)	(33,427,536)

Class R6	(16,656,810)	(166,737,010)	(14,867,094)	(167,645,857)

Net increase in share activity	9,915,696	$96,347,030	89,020,219	$965,255,829

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28	Invesco Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Equity and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Equity and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29	Invesco Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/23)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,021.90	$3.92	$1,021.32	$3.92	0.77%
Class C	1,000.00	1,018.30	7.63	1,017.64	7.63	1.50
Class R	1,000.00	1,020.50	5.19	1,020.06	5.19	1.02
Class Y	1,000.00	1,023.20	2.65	1,022.58	2.65	0.52
Class R5	1,000.00	1,023.40	2.40	1,022.84	2.40	0.47
Class R6	1,000.00	1,023.80	2.04	1,023.19	2.04	0.40

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30	Invesco Equity and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Equity and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one and three year periods and below the performance of the Index for the five year period.

31	Invesco Equity and Income Fund

The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board requested and considered additional information from management regarding the Fund’s actual management fees and the levels of the Fund’s breakpoints in light of current asset levels. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The

Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by

32	Invesco Equity and Income Fund

Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

33	Invesco Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$542,054,704
Qualified Dividend Income*	75.85%
Corporate Dividends Received Deduction*	65.88%
U.S. Treasury Obligations*	19.27%
Qualified Business Income*	0.00%
Business Interest Income*	33.40%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34	Invesco Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Equity and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Equity and Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-EQI-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Floating Rate ESG Fund

Nasdaq:

A: AFRAX ∎ C: AFRCX ∎ R: AFRRX ∎ Y: AFRYX ∎ R5: AFRIX ∎ R6: AFRFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

26	Financial Statements

29	Financial Highlights

30	Notes to Financial Statements

39	Report of Independent Registered Public Accounting Firm

40	Fund Expenses

41	Approval of Investment Advisory and Sub-Advisory Contracts

44	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class A shares of Invesco Floating Rate ESG Fund (the Fund), at net asset value (NAV), underperformed the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.20%
Class C Shares	7.66
Class R Shares	8.09
Class Y Shares	8.46
Class R5 Shares	8.50
Class R6 Shares	8.73
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-1.19
Credit Suisse Leveraged Loan Index∎ (Style-Specific Index)	9.08
Lipper Loan Participation Funds Classification Average◆ (Peer Group)	8.08

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP; ◆Lipper Inc.

Market conditions and your Fund

During the fiscal year covered by this report, the senior loan market was characterized by persistent inflation, rapidly escalating interest rates, rising energy prices, and a softening, but robust economy. Following a volatile start to the fiscal year, in part due to hawkish US Federal Reserve (Fed) guidance and the resulting risk-off sentiment, the senior loan market went on to rebound for the remainder of the first half of the fiscal year. The second half of the fiscal year began with a broad risk-off sentiment as investors reevaluated the interest rate outlook amid stronger inflation data. Risk aversion accelerated in early March with the failures of Silicon Valley Bank and Signature Bank, as concerns around regional banks and the banking sector more broadly, arose. Increased uncertainty drove market volatility, and although loans have no direct exposure to the banking sector, loans, as a credit risk asset class, also experienced price softening. Despite this, loans still outperformed almost all other asset classes. The last quarter of the fiscal year saw the loan market rebound as improved economic sentiment overshadowed hawkish central bank rhetoric to create a positive backdrop for risk assets. Interest rate expectations repriced higher on the back of the hawkish Fed policy guidance, signaling a longer runway for today’s high carry environment to continue and an expectation of “higher for longer” interest rates. The historically strong carry in loans has powered 2023’s year-to-date return profile, comprising nearly three quarters of the year-to-date total return,1 and we believe it looks increasingly likely to create a similar return tailwind in 2024.

 Senior loans, as represented by the Credit Suisse Leveraged Loan Index, returned 9.08% during the Fund’s fiscal year.1 During the fiscal year, BB-, B- and CCC/Split CCC-

rated† loans returned 9.40%, 12.65% and 9.51%, respectively.1 Energy was the best performing sector returning 13.35% for the fiscal year, while media/telecommunications was relatively the worst performing sector returning a positive 5.76%.1 More recently, the senior loan market was up 8.95% calendar year-to-date, having also outperformed high yield by approximately 130 basis points (bps).1,3

 Throughout the 2022 calendar year, risk assets performed poorly, however loans significantly outperformed most other asset classes with a slight negative return for the full year of -1.06%.1 The first month of calendar year 2023 reversed this negative trend, leading to a relatively high positive return of 2.57%; however, stronger than expected economic data and broad banking sector returns began to influence performance over the following few months, with loans returning 3.11%1 during the first quarter. Although starting the next quarter relatively flat, loan returns rebounded towards the end of the fiscal year as improved economic sentiment overshadowed hawkish central bank rhetoric, improving the calendar quarterly return to 3.12%, while also driving the following two months’ returns both above 1.00%.1 Since the middle of 2022, collateralized loan obligations (CLO) creation has come back in earnest, stabilizing market technicals and acting as a balance to retail outflows, as CLO managers sought to buy assets for new structures, despite a dearth of new issue supply. Overall, this increase in CLO demand, as well as supportive fundamentals and relatively high coupon levels, enabled the loan market to produce only three months of negative returns during the fiscal year covered in this report, two of which were only negative by 10 bps.

 During the fiscal year, the loan market continued to benefit from a supportive funda-

mental backdrop. As of August 31, 2023, the 12-month default rate was 1.55%.2 Issuer fundamentals ended the most recent quarter relatively robust, with companies showing a strong ability to service their debt, even in a rising rate environment. Interest coverage ratios, while off their near-term highs are currently 3.0x5 and still sufficient to absorb higher rates. Economic data is moderating but still trending higher, with persistent core inflation pushing expectations for a “higher for longer” interest rate environment. This may place incremental pressure on certain issuers but the extent to which this creates distress depends more on the corporate earnings environment. The supply/demand balance has remained supportive and loan investors have continued to reap the benefit of interest rates at 20+ year highs through floating rate coupons. Additionally, leverage levels have remained at their pre-pandemic levels as borrowers have repaired their balance sheets and pushed out their maturities. Debt maturities concerns are at bay as only 3.3% of outstanding loans mature in the next 18 months as of June 30, 2023.4 The average price in the senior loan market was $94.54 as of August 31, 2023.1 Given the price of senior loans at the end of the fiscal year, they provided a 9.93% yield (represented by the yield to 3-year life).1 Heading into what we presume will be a period of higher but manageable default activity, it is worth noting that historically the loan market has reliably discounted higher likelihood of defaults (particularly during periods of market turbulence) than what ultimately occurred. Loan prices as of August 31, 2023, were still implying a 4.9%1 default rate in the market, well in excess of the 3.5%4 default rate JP Morgan was forecasting for the end of 2023 and well above the 1.55% August 31, 2023 rolling twelve-month default rate.2 While it is impossible to predict where and when loan prices will bottom, the market has time and again over-corrected relative to eventual realized defaults in past episodes of market dislocation and current loan investors are being well compensated for the potential risk of credit loss. This is not to suggest the market cannot or will not trade lower but rather highlights one reason that loans may often provide compelling value for investors.3 Despite expectations of an increase in default rates, loans are senior secured with high average recovery rates, which have historically mitigated potential credit loss.4 Spreads and yields continue to remain robust, with the average loan coupon still surpassing the average coupon for high-yield bonds for the first time on record.1,3

 During the fiscal year ending August 31, 2023, QuarterNorth Energy Holding, Robertshaw US Holding and HotelBeds contributed to the Fund’s absolute performance, while Avaya, MLN US HoldCo (dba Mitel) and Crown Finance US detracted from returns.

2	Invesco Floating Rate ESG Fund

 In managing the Fund, we seek to take advantage of market opportunities by decreasing risk in the Fund when we believe senior loans are overbought and increasing risk when we believe they are oversold. We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns.

 The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed-credit spread over the Secured Overnight Financing Rate (SOFR) or a similar reference rate. Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as the reference rate changes, the yield on the portfolio adjusts with the changing rates. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

 We are monitoring interest rates, the market, macroeconomic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.

 As always, we appreciate your continued participation in Invesco Floating Rate ESG Fund.

1	Source: Credit Suisse Leveraged Loan Index

2	Source: Morningstar LSTA Leveraged Loan Index

3	Source: Credit Suisse High Yield Index

4	Source: JP Morgan Research

5	Source: Pitchbook LCD

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit www.spglobal.com and select Understanding Credit Ratings’ under About Ratings on the homepage.

Portfolio manager(s):

Scott Baskind

Thomas Ewald - Lead

Philip Yarrow

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Floating Rate ESG Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1 Source: Bloomberg LP

2 Source: Lipper Inc.

3 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Floating Rate ESG Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (5/1/97)	3.93%
10 Years	3.22
5 Years	2.95
1 Year	5.47
Class C Shares
Inception (3/31/00)	3.67%
10 Years	3.08
5 Years	2.96
1 Year	6.68
Class R Shares
Inception (4/13/06)	3.40%
10 Years	3.24
5 Years	3.23
1 Year	8.09
Class Y Shares
Inception (10/3/08)	4.94%
10 Years	3.75
5 Years	3.71
1 Year	8.46
Class R5 Shares
Inception (4/13/06)	3.94%
10 Years	3.76
5 Years	3.72
1 Year	8.50
Class R6 Shares
Inception (9/24/12)	4.04%
10 Years	3.82
5 Years	3.81
1 Year	8.73

For periods prior to August 21, 2020, performance is that of the Fund using its previous investment strategy, which did not apply ESG criteria.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Floating Rate ESG Fund

Supplemental Information

Invesco Floating Rate ESG Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.
∎	The Lipper Loan Participation Funds Classification Average represents an average of all of the funds in the Lipper Loan Participation Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less fre-

quently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Floating Rate ESG Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments

BBB-	1.94%

BB+	0.92

BB	8.55

BB-	8.74

B+	14.59

B	22.26

B-	17.27

CCC+	6.95

CCC	4.30

CCC-	0.26

CC	0.15

D	0.37

Non-Rated	10.54

Equity	3.16

†Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	Robertshaw US Holding Corp.	1.37%

2.	Virgin Media 02 - LG	1.27

3.	PetSmart, Inc.	0.94

4.	Acrisure LLC	0.90

5.	Vertellus	0.88

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco Floating Rate ESG Fund

Schedule of Investments

August 31, 2023

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Variable Rate Senior Loan Interests-86.42%(b)(c)
Aerospace & Defense-2.54%
ADB Safegate (ADBAS/CEP IV) (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.75%)	8.21%	10/03/2026	EUR	7,531	$7,561,443

Barnes Group, Inc., Term Loan B(d)	-	08/10/2030		$1,313	1,317,288

Brown Group Holding LLC (Signature Aviation US Holdings, Inc.)
Incremental Term Loan B-2 (1 mo. SOFR + 3.75%)	9.17%	07/02/2029		3,026	3,028,192

Term Loan (1 mo. SOFR + 2.50%)	8.18%	06/07/2028		8,428	8,340,912

Castlelake Aviation Ltd.
Incremental Term Loan (1 mo. SOFR + 2.75%)	8.00%	10/22/2027		3,555	3,555,193

Term Loan (3 mo. USD LIBOR + 2.75%)	8.30%	10/22/2026		14,460	14,464,188

Gogo Intermediate Holdings LLC, Term Loan B (1 mo. SOFR + 3.75%)	9.20%	04/30/2028		981	984,066

KKR Apple Bidco LLC
First Lien Term Loan (1 mo. SOFR + 2.75%)	8.20%	09/22/2028		10,114	10,017,134

First Lien Term Loan (1 mo. SOFR + 4.00%)	9.33%	09/22/2028		1,709	1,712,230

Peraton Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	13.23%	02/01/2029		8,120	7,984,639

Propulsion (BC) Finco S.a.r.l. (Spain), Term Loan B (3 mo. SOFR + 4.00%)	8.99%	09/13/2029		5,839	5,833,741

Rand Parent LLC (Atlas Air), Term Loan B (1 mo. SOFR + 4.25%)	9.49%	02/09/2030		3,609	3,507,467

Titan Acquisition Holdings L.P., Term Loan B (1 mo. SOFR + 4.50%)(e)	9.81%	04/27/2030		3,005	3,012,074

					71,318,567

Air Transport-2.51%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan (1 mo. SOFR + 4.75%)	10.34%	04/20/2028		19,603	20,385,934

Air Canada (Canada), Term Loan (3 mo. USD LIBOR + 3.50%)	9.13%	08/11/2028		2,850	2,856,961

American Airlines, Inc., Term Loan (1 mo. SOFR + 2.75%)	8.54%	02/09/2028		14,268	14,218,520

Avolon Borrower 1 (US) LLC
Term Loan B-4 (1 mo. USD LIBOR + 1.50%)	6.91%	02/12/2027		827	827,550

Term Loan B-6 (1 mo. SOFR + 2.50%)	7.81%	06/08/2028		2,919	2,925,367

Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (3 mo. USD LIBOR + 5.25%)	10.76%	06/21/2027		4,873	5,085,934

United Airlines, Inc., Term Loan B (3 mo. USD LIBOR + 3.75%)	9.29%	04/21/2028		19,392	19,471,578

WestJet Airlines Ltd. (Canada), Term Loan (3 mo. SOFR + 3.00%)	8.42%	12/11/2026		4,851	4,765,687

					70,537,531

Automotive-3.08%
Adient PLC, Term Loan B-1 (1 mo. SOFR + 3.25%)	8.70%	04/10/2028		8,189	8,210,557

Autokiniton US Holdings, Inc., Term Loan B (1 mo. SOFR + 4.50%)	9.95%	04/06/2028		8,112	8,081,038

Belron Group S.A., First Lien Term Loan B (3 mo. SOFR + 2.75%)	8.16%	04/06/2029		3,465	3,472,224

Constellation Auto (CONSTE/BCA) (United Kingdom)
First Lien Term Loan B-1 (3 mo. EURIBOR + 4.00%)	7.78%	07/28/2028	EUR	2,000	2,033,396

First Lien Term Loan B-2 (6 mo. SONIA + 4.75%)	9.68%	07/28/2028	GBP	759	883,310

Second Lien Term Loan B-1 (6 mo. SONIA + 7.50%)	12.68%	07/27/2029	GBP	4,072	3,554,931

DexKo Global, Inc., Incremental Term Loan (1 mo. SOFR + 4.25%)	9.60%	10/04/2028		5,191	5,082,700

Driven Holdings LLC, Term Loan B (1 mo. SOFR + 3.00%)	8.43%	12/16/2028		2,000	1,960,000

Engineered Components & Systems LLC (aka CentroMotion), Term Loan B(d)(e)	-	07/25/2030		5,469	5,428,242

First Brands Group Intermediate LLC
Term Loan B (6 mo. SOFR + 5.00%)	10.88%	03/30/2027		4,492	4,439,803

Term Loan B (1 mo. SOFR + 5.00%)	10.88%	03/30/2027		10,148	10,027,411

Highline Aftermarket Acquisition LLC, Term Loan (1 mo. SOFR + 4.50%)	9.93%	11/09/2027		11,107	10,804,687

Mavis Tire Express Services TopCo L.P., First Lien Term Loan (1 mo. SOFR + 4.00%)	9.45%	05/04/2028		12,067	12,051,620

Panther BF Aggregator 2 L.P. (Canada), Term Loan B (1 mo. SOFR + 3.75%)	9.08%	05/06/2030		3,807	3,806,811

PowerStop LLC, Term Loan B (3 mo. USD LIBOR + 4.75%)	10.18%	01/24/2029		8,018	6,667,934

					86,504,664

Beverage & Tobacco-0.67%
Al Aqua Merger Sub, Inc., Term Loan B (1 mo. SOFR + 3.75%)	9.06%	07/31/2028		15,298	15,270,875

Naked Juice LLC (Tropicana), Second Lien Term Loan (3 mo. SOFR + 6.00%)	11.34%	01/20/2030		4,430	3,613,273

					18,884,148

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Brokers, Dealers & Investment Houses-0.13%
AqGen Island Intermediate Holdings, Inc., Second Lien Term Loan B (3 mo. USD LIBOR + 6.50%)	12.03%	08/05/2029		$99	$93,765

Zebra Buyer LLC, Term Loan (3 mo. SOFR + 4.00%)	9.24%	11/01/2028		3,518	3,518,748

					3,612,513

Building & Development-3.86%
Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (1 mo. SOFR + 2.50%)	7.83%	08/27/2025		2,052	2,045,293

Chariot Buyer LLC, Term Loan B (1 mo. SOFR + 3.25%)	8.68%	11/03/2028		2,899	2,873,966

Core & Main L.P., Term Loan B (1 mo. SOFR + 2.50%)	7.92%	07/26/2028		8,064	8,062,661

Empire Today LLC, Term Loan B (1 mo. USD LIBOR + 5.00%)	10.43%	04/01/2028		13,701	11,311,669

Flakt Woods (Fusilli Holdco) (France), Term Loan B (3 mo. EURIBOR + 6.00%)	9.61%	10/12/2023	EUR	1,795	1,800,997

Icebox Holdco III, Inc.
First Lien Term Loan (3 mo. SOFR + 3.75%)	9.25%	12/22/2028		6,553	6,515,135

Second Lien Term Loan (3 mo. SOFR + 6.75%)(e)	12.25%	12/21/2029		1,544	1,381,780

IPS Corp./CP Iris Holdco
First Lien Delayed Draw Term Loan(f)	0.00%	10/02/2028		424	414,840

First Lien Term Loan (1 mo. SOFR + 3.50%)	9.18%	10/02/2028		2,448	2,395,945

Janus International Group LLC, Term Loan B (1 mo. SOFR + 3.25%)	8.67%	07/25/2030		2,500	2,503,436

LHS Borrow LLC (Leaf Home Solutions), Term Loan (1 mo. SOFR + 4.75%)	10.18%	02/16/2029		18,087	16,063,475

Mayfair Mall LLC, Term Loan (1 mo. SOFR + 3.25%)(e)	8.68%	04/20/2024		2,084	1,896,776

Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. SOFR + 4.50%)	9.84%	04/29/2029		10,218	10,199,135

Quikrete Holdings, Inc.
First Lien Term Loan (1 mo. SOFR + 2.63%)	8.07%	02/01/2027		4,176	4,178,619

Term Loan B (1 mo. SOFR + 3.00%)	8.32%	03/18/2029		10,505	10,525,748

Term Loan B (1 mo. SOFR + 2.75%)(d)	8.20%	03/19/2029		1,789	1,793,119

Re/Max LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	7.95%	07/21/2028		7,506	7,309,381

SRS Distribution, Inc.
Term Loan (3 mo. SOFR + 3.50%)	8.93%	06/02/2028		5,113	5,055,329

Term Loan B (1 mo. USD LIBOR + 3.50%)	8.95%	06/02/2028		4,811	4,754,294

Standard Industries, Inc., Term Loan B (1 mo. SOFR + 2.25%)	7.93%	09/22/2028		6,644	6,659,836

Xella (Luxembourg), Term Loan B-4 (3 mo. EURIBOR + 4.18%)	7.77%	04/12/2028	EUR	723	660,738

					108,402,172

Business Equipment & Services-9.76%
Adevinta ASA (Norway), Term Loan B-2 (3 mo. USD LIBOR + 2.75%)	8.29%	06/26/2028		3,804	3,809,386

Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM), Incremental Term Loan (1 mo. SOFR + 4.75%)	9.88%	05/11/2028		9,808	9,733,072

Camelot Finance L.P.
Incremental Term Loan (1 mo. SOFR + 3.00%)	8.45%	10/30/2026		10,362	10,372,818

Term Loan (1 mo. SOFR + 3.00%)	8.45%	10/30/2026		7,969	7,979,407

Checkout Holding Corp., Term Loan (3 mo. SOFR + 9.50%)	12.87%	05/10/2027		387	234,473

Cimpress USA, Inc., Term Loan B (1 mo. SOFR + 3.50%)	8.95%	05/17/2028		12,250	12,170,091

Constant Contact
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	13.06%	02/15/2029		1,329	1,099,484

Term Loan B (1 mo. USD LIBOR + 4.00%)	9.56%	02/10/2028		7,836	7,546,202

Corporation Service Co., Term Loan B (1 mo. SOFR + 3.25%)	8.68%	11/02/2029		6,967	6,981,938

CRCI Longhorn Holdings, Inc.
First Lien Term Loan (1 mo. SOFR + 3.50%)	8.91%	08/08/2025		649	648,795

Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	12.68%	08/08/2026		234	222,100

Creation Technologies, Inc., Term Loan B (3 mo. USD LIBOR + 5.50%)	11.01%	10/05/2028		7,086	6,731,488

Dakota Holding Corp.
First Lien Term Loan (3 mo. SOFR + 3.75%)	8.99%	04/09/2027		10,199	9,867,898

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	12.29%	04/07/2028		1,198	1,133,421

Dun & Bradstreet Corp. (The)
Incremental Term Loan B-2 (1 mo. SOFR + 3.25%)	8.32%	01/18/2029		5,147	5,152,009

Revolver Loan (1 mo. SOFR + 3.00%)(e)	4.06%	09/11/2025		1,349	1,339,700

Revolver Loan(e)(f)	0.00%	09/11/2025		7,823	7,770,259

Term Loan B (1 mo. SOFR + 3.00%)	8.17%	02/06/2026		10,148	10,168,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Business Equipment & Services-(continued)
Garda World Security Corp. (Canada)
Term Loan (1 mo. SOFR + 4.25%)	9.57%	02/01/2029		$6,531	$6,532,851

Term Loan B-2 (1 mo. SOFR + 4.25%)	9.67%	10/30/2026		5,199	5,203,339

GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	9.45%	05/12/2028		13,856	13,511,283

I-Logic Tech Bidco Ltd. (United Kingdom), Term Loan (3 mo. SOFR + 4.00%)	9.39%	02/16/2028		1,008	1,002,898

ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan (3 mo. SOFR + 4.75%)	10.09%	04/01/2028		7,725	7,582,813

Karman Buyer Corp., First Lien Term Loan B-1 (1 mo. SOFR + 4.50%)	10.04%	10/28/2027		5,237	5,029,002

KronosNet CX Bidco (Comspa Konecta) (Spain), Term Loan B (3 mo. EURIBOR + 5.75%)	9.45%	09/30/2029	EUR	1,355	1,439,553

Learning Care Group (US) No. 2, Inc., Term Loan (1 mo. SOFR + 4.75%)	10.12%	08/08/2028		4,343	4,348,534

Monitronics International, Inc., Term Loan (3 mo. SOFR + 7.50%)	13.00%	06/30/2028		21,322	21,609,690

Orchid Merger Sub II LLC, Term Loan (1 mo. SOFR + 4.75%)	10.14%	07/27/2027		9,247	6,785,139

Outfront Media Capital LLC, Term Loan (1 mo. SOFR + 1.75%)	7.08%	11/18/2026		4,003	3,977,055

Prime Security Services Borrower LLC, First Lien Term Loan B-1 (1 mo. SOFR + 2.75%)	8.18%	09/23/2026		8,635	8,646,880

Prometric Holdings, Inc., Term Loan (3 mo. SOFR + 3.00%)	8.68%	01/29/2025		124	119,281

QA Group (IndigoCyan) (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)	10.06%	06/23/2024	GBP	11,289	14,180,117

Red Ventures LLC (New Imagitas, Inc.), Term Loan B (1 mo. SOFR + 3.00%)	8.33%	02/24/2030		5,736	5,726,824

Sitel Worldwide Corp., Term Loan (1 mo. USD LIBOR + 3.75%)	9.20%	08/28/2028		10,574	10,475,890

Skillsoft Corp., Term Loan (1 mo. SOFR + 4.75%)	10.68%	07/14/2028		4,368	4,074,011

Spin Holdco, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	9.23%	03/04/2028		29,559	24,903,411

Tempo Acquisition LLC, Term Loan B (1 mo. SOFR + 3.00%)	8.33%	08/31/2028		4,905	4,920,151

Trans Union LLC, First Lien Term Loan (1 mo. SOFR + 2.25%)	7.70%	11/30/2028		5,411	5,416,640

UnitedLex Corp., Term Loan (1 mo. USD LIBOR + 4.75%)(e)	11.28%	03/20/2027		1,458	1,275,651

Verra Mobility Corp., Term Loan B (1 mo. SOFR + 3.25%)	8.70%	03/19/2028		10,452	10,465,180

WebHelp (France), Term Loan B (1 mo. SOFR + 4.00%)	8.81%	08/04/2028		3,061	3,063,474

WEX, Inc., Term Loan B (1 mo. SOFR + 2.25%)	7.70%	03/31/2028		598	599,624

					273,850,226

Cable & Satellite Television-3.17%
Atlantic Broadband Finance LLC
Incremental Term Loan B-5 (1 mo. SOFR + 2.50%)	7.95%	09/01/2028		7,125	7,024,227

Term Loan B (1 mo. SOFR + 2.00%)	7.43%	01/03/2025		1,516	1,516,635

CSC Holdings LLC
Term Loan (1 mo. SOFR + 2.50%)	7.92%	04/15/2027		4,827	4,374,802

Term Loan B (1 mo. SOFR + 4.50%)	9.81%	01/15/2028		1,756	1,658,943

Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (1 mo. SOFR + 4.00%)	9.63%	08/14/2026		10,670	10,069,691

Term Loan B-11 (1 mo. SOFR + 2.75%)	8.38%	07/31/2025		964	932,125

Term Loan B-12 (1 mo. SOFR + 3.69%)	9.26%	01/31/2026		7,654	7,239,237

Telenet - LG, Term Loan AR (6 mo. USD LIBOR + 2.00%)	7.43%	04/30/2028		5,590	5,428,104

UPC - LG
Term Loan AT (1 mo. USD LIBOR + 2.25%)	7.67%	04/30/2028		116	112,742

Term Loan AX (1 mo. USD LIBOR + 2.93%)	8.35%	01/31/2029		15,353	14,905,047

Virgin Media 02 - LG (United Kingdom)
Term Loan N (1 mo. SOFR + 2.50%)	7.92%	01/31/2028		7,875	7,670,136

Term Loan Q (1 mo. SOFR + 3.25%)	8.67%	01/31/2029		20,909	20,713,648

Term Loan Y (1 mo. SOFR + 3.25%)	8.31%	03/06/2031		7,442	7,372,636

					89,017,973

Chemicals & Plastics-7.12%
AkzoNobel Chemicals
Incremental Term Loan (1 mo. SOFR + 4.00%)	9.35%	03/03/2028		3,977	3,972,031

Term Loan (1 mo. SOFR + 4.00%)	9.32%	04/03/2028		14,906	14,876,019

Aruba Investments, Inc., Second Lien Term Loan (1 mo. SOFR + 7.75%)	13.18%	11/24/2028		1,711	1,579,829

Ascend Performance Materials Operations LLC, Term Loan (6 mo. SOFR + 4.75%)	9.71%	08/27/2026		11,191	10,948,315

Axalta Coating Systems U.S. Holdings, Inc.
Term Loan B (1 mo. SOFR + 2.50%)	7.81%	12/20/2029		1,172	1,176,473

Term Loan B-4 (3 mo. SOFR + 3.00%)	8.24%	12/20/2029		2,679	2,686,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Chemicals & Plastics-(continued)
BES (Discovery Purchaser Corp.)
First Lien Term Loan (3 mo. SOFR + 4.38%)	9.62%	10/03/2029		$3,855	$3,712,698

Second Lien Term Loan (1 mo. SOFR + 7.00%)(e)	12.27%	08/03/2030		2,903	2,707,401

Charter NEX US, Inc., First Lien Term Loan (1 mo. SOFR + 3.75%)	9.20%	12/01/2027		9,271	9,227,076

Cyanco Intermediate 2 Corp., Term Loan B (1 mo. SOFR + 4.75%)	10.08%	07/07/2028		3,447	3,461,517

Eastman Tire Additives (River Buyer, Inc.), First Lien Term Loan (1 mo. SOFR + 5.25%)	10.75%	11/01/2028		11,415	10,421,408

Flint Group (ColourOz Inv) (Germany)
First Lien Term Loan (3 mo. EURIBOR + 4.25%)	6.59%	09/21/2023	EUR	5	4,052

PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 9.52% Cash Rate(g)	5.75%	09/21/2024		60	17,876

Term Loan	-	07/24/2026		6	5,776

Fusion (Fusion UK Holding Ltd. & US HoldCo VAD, Inc.), Term Loan B (3 mo. SOFR + 3.75%)	9.39%	05/28/2029		2,532	2,513,253

ICP Group Holdings LLC, First Lien Term Loan (1 mo. SOFR + 3.75%)	9.25%	12/29/2027		5,589	4,538,951

INEOS Enterprises (-Holdings II Ltd./-US Finco LLC) (United Kingdom), Incremental Term Loan B (1 mo. SOFR + 3.75%)	9.27%	06/22/2030		4,310	4,266,753

INEOS Quattro Holdings Ltd. (United Kingdom)
Term Loan B (1 mo. SOFR + 2.75%)	8.20%	01/29/2026		4,419	4,400,037

Term Loan B (1 mo. SOFR + 3.75%)(e)	9.18%	03/03/2030		2,376	2,367,404

INEOS US Finance LLC
Term Loan (1 mo. SOFR + 3.75%)	8.95%	11/08/2027		7,195	7,176,301

Term Loan (1 mo. SOFR + 2.50%)	7.93%	11/08/2028		3,644	3,617,706

Term Loan (1 mo. SOFR + 3.50%)(e)	8.93%	02/09/2030		8,368	8,323,733

Momentive Performance Materials USA, Inc., Term Loan B (1 mo. SOFR + 4.50%)	9.83%	03/22/2028		6,681	6,639,260

Oxea Corp., Term Loan B-2 (1 mo. SOFR + 3.25%)	8.92%	10/14/2024		2,811	2,807,673

Proampac PG Borrower LLC, First Lien Term Loan (1 mo. SOFR + 3.75%)	9.32%	11/03/2025		3,464	3,464,252

Quantix, Incremental Term Loan (3 mo. PRIME + 5.25%)(e)	11.65%	05/03/2025		14,740	14,739,913

Trinseo Materials Finance, Inc.
Term Loan (1 mo. SOFR + 2.00%)	7.54%	09/06/2024		942	930,268

Term Loan B (1 mo. SOFR + 2.50%)	7.95%	03/18/2028		5,655	4,384,950

Tronox Finance LLC
Incremental Term Loan B (1 mo. SOFR + 3.25%)	8.49%	03/03/2029		10,795	10,676,158

Term Loan(d)	-	08/10/2028		2,849	2,831,318

Univar, Inc., Term Loan B (3 mo. SOFR + 4.50%)	9.82%	06/22/2030		10,299	10,277,520

Vertellus
Revolver Loan (1 mo. USD LIBOR + 5.75%)(e)	5.75%	12/22/2025		994	963,130

Revolver Loan(e)(f)	0.00%	12/22/2025		1,825	1,768,135

Term Loan (1 mo. SOFR + 5.75%)(e)	11.43%	12/22/2027		22,882	22,172,413

W.R. Grace & Co., Term Loan B (3 mo. USD LIBOR + 3.75%)	9.31%	09/22/2028		16,300	16,313,207

					199,969,761

Clothing & Textiles-0.82%
ABG Intermediate Holdings 2 LLC
First Lien Term Loan B-1 (1 mo. SOFR + 3.50%)	8.93%	12/21/2028		14,563	14,586,672

Second Lien Term Loan (1 mo. SOFR + 6.00%)	11.43%	12/20/2029		1,620	1,636,467

BK LC Lux SPV S.a.r.l. (Birkenstock), Term Loan B (1 mo. SOFR + 3.25%)	8.88%	04/28/2028		6,770	6,760,386

					22,983,525

Conglomerates-0.44%
APi Group DE, Inc., Incremental Term Loan (1 mo. SOFR + 2.75%)	8.20%	01/03/2029		4,223	4,240,463

CeramTec (CTEC III GmbH) (Germany), Term Loan B (3 mo. EURIBOR + 3.50%)	7.28%	03/16/2029	EUR	148	159,775

Safe Fleet Holdings LLC
First Lien Incremental Term Loan (1 mo. SOFR + 5.00%)(e)	10.42%	02/23/2029		1,442	1,449,310

Second Lien Term Loan (1 mo. SOFR + 6.75%)	12.18%	02/02/2026		765	731,418

Term Loan B (1 mo. SOFR + 3.75%)	9.17%	02/17/2029		5,694	5,708,718

					12,289,684

Containers & Glass Products-2.63%
Berlin Packaging LLC, Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	9.29%	03/11/2028		8,637	8,570,475

Brook & Whittle Holding Corp., First Lien Term Loan (3 mo. SOFR + 4.00%)	9.43%	12/14/2028		7,901	7,182,099

Duran Group (Germany), Term loan C-2 (1 mo. SOFR + 5.50%)(e)	10.33%	05/31/2026		7,291	7,218,384

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Containers & Glass Products-(continued)
Keter Group B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	7.96%	10/31/2023	EUR	8,511	$8,597,528

Term Loan B-3-A (3 mo. EURIBOR + 4.25%)	7.89%	10/31/2023	EUR	3,817	3,855,084

LABL, Inc. (Multi-Color), Term Loan (1 mo. SOFR + 5.00%)	10.43%	10/29/2028		$8,129	8,117,140

Libbey Glass, Inc., Term Loan B (1 mo. SOFR + 6.50%)(e)	11.91%	11/22/2027		13,498	13,025,740

Logoplaste (Mar Bidco S.a.r.l.) (Portugal), Term Loan B (1 mo. USD LIBOR + 4.30%)	9.49%	07/07/2028		6,449	6,212,691

Mold-Rite Plastics LLC (Valcour Packaging LLC)
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	9.40%	10/04/2028		6,359	5,091,793

Second Lien Term Loan (6 mo. USD LIBOR + 7.00%)	12.65%	10/04/2029		1,022	574,919

Refresco Group N.V. (Netherlands), Term Loan B (3 mo. SOFR + 4.25%)	9.61%	07/12/2029		5,431	5,443,936

					73,889,789

Cosmetics & Toiletries-0.13%
Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	8.71%	06/29/2028	EUR	3,399	3,563,225

Drugs-0.25%
Grifols Worldwide Operations USA, Inc., Term Loan B (3 mo. SOFR + 2.00%)	7.43%	11/15/2027		193	191,171

Perrigo Investments LLC, Term Loan B (1 mo. SOFR + 2.50%)	7.68%	04/06/2029		6,823	6,805,830

					6,997,001

Ecological Services & Equipment-0.75%
Anticimex (Sweden)
Term Loan B-1 (3 mo. SOFR + 3.50%)	8.45%	11/16/2028		3,177	3,161,593

Term Loan B-2 (1 mo. SOFR + 4.75%)(e)	9.84%	11/16/2028		1,818	1,822,734

Term Loan B-4 (3 mo. SOFR + 4.00%)	8.95%	11/16/2028		1,143	1,141,041

EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	9.29%	05/11/2025		5,709	5,691,883

GFL Environmental, Inc. (Canada), Term Loan (1 mo. SOFR + 3.00%)	8.47%	05/31/2027		678	680,791

Groundworks LLC
Delayed Draw Term Loan (3 mo. SOFR + 6.50%)(e)	11.80%	03/14/2030		310	302,662

Delayed Draw Term Loan(e)(f)	0.00%	03/14/2030		750	731,021

Revolver Loan(e)(f)	0.00%	03/14/2029		339	330,779

Term Loan B (3 mo. SOFR + 6.50%)(e)	11.81%	01/31/2030		5,810	5,664,585

OGF (VESCAP/Obol France 3/PHM) (France), Term Loan B-2 (6 mo. EURIBOR + 4.75%)	8.38%	12/31/2025	EUR	848	830,723

Patriot Container Corp., First Lien Term Loan (1 mo. SOFR + 3.75%)	9.18%	03/20/2025		721	679,765

					21,037,577

Electronics & Electrical-10.85%
Altar BidCo, Inc. (Brooks Automation, Inc.), Second Lien Term Loan (6 mo. SOFR + 5.60%)	10.49%	02/01/2030		990	963,081

AppLovin Corp., Term Loan (1 mo. SOFR + 3.00%)	8.43%	10/25/2028		5,270	5,268,330

Boxer Parent Co., Inc., Term Loan B ( 1 mo. EURIBOR+ 4.00%)	7.63%	10/02/2025	EUR	90	97,154

Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. SOFR + 4.00%)	9.52%	04/18/2025		7,125	7,108,901

CommScope, Inc., Term Loan (1 mo. SOFR + 3.25%)	8.70%	04/06/2026		7,244	6,681,826

ConnectWise LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	8.95%	10/01/2028		4	4,279

Diebold Nixdorf, Inc., Term Loan (1 mo. SOFR + 7.50%)	12.82%	08/11/2028		4,126	4,116,082

Digi International, Inc., Term Loan (6 mo. USD LIBOR + 5.00%)(e)	10.45%	11/01/2028		3,937	3,944,681

E2Open LLC, Term Loan (1 mo. SOFR + 3.50%)	8.95%	02/04/2028		8,802	8,814,686

Energizer Holdings, Inc., Term Loan (1 mo. SOFR + 2.25%)	7.68%	12/22/2027		2,244	2,245,373

Entegris, Inc., Term Loan B (1 mo. SOFR + 2.75%)	7.99%	07/06/2029		5,358	5,372,961

EverCommerce, Term Loan B (1 mo. SOFR + 3.25%)	8.70%	07/01/2028		4,160	4,166,741

Go Daddy Operating Co. LLC, Term Loan (1 mo. SOFR + 3.00%)	7.83%	11/09/2029		538	539,155

GoTo Group, Inc. (LogMeIn), First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	10.27%	08/31/2027		27,817	18,072,415

Idemia (Oberthur Tech/Morpho/OBETEC) (France), Term Loan B (1 mo. SOFR + 4.75%)	10.06%	09/30/2028		3,519	3,525,242

Imperva, Inc.
First Lien Term Loan (3 mo. SOFR + 4.00%)	9.63%	01/12/2026		16,365	16,427,969

Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	13.39%	01/11/2027		5,341	5,367,908

Infinite Electronics
Second Lien Term Loan (3 mo. SOFR + 7.00%)	12.50%	03/02/2029		749	653,318

Term Loan B (3 mo. SOFR + 3.25%)	9.25%	03/02/2028		9,488	9,314,152

Informatica Corp., Term Loan (1 mo. SOFR + 2.75%)	8.20%	10/27/2028		10,413	10,417,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Electronics & Electrical-(continued)
ION Corporates
Term Loan (3 mo. SOFR + 3.75%)	9.14%	03/11/2028		$2,000	$1,986,250

Term Loan B (1 mo. SOFR + 4.25%)	9.60%	07/12/2030		1,749	1,737,446

Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (3 mo. SONIA + 6.87%)(e)	11.80%	08/17/2028	GBP	1,673	2,080,907

Term Loan (3 mo. SONIA + 6.87%)(e)	11.80%	08/17/2028	GBP	422	524,493

Term Loan 1 (3 mo. SONIA + 7.01%)(e)	12.06%	08/17/2028		5,256	5,045,822

Term Loan 2 (3 mo. SONIA + 7.01%)(e)	12.06%	08/17/2028		2,002	1,922,155

Mavenir Systems, Inc., Term Loan B (3 mo. USD LIBOR + 4.75%)	10.39%	08/13/2028		11,882	9,175,596

McAfee Enterprise, Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	13.88%	07/27/2029		1,037	466,609

McAfee LLC, Term Loan B-1 (1 mo. SOFR + 4.50%)	9.17%	03/01/2029		5,762	5,668,350

Mirion Technologies, Inc., Term Loan (1 mo. SOFR + 2.75%)	8.25%	10/20/2028		6,449	6,455,163

Natel Engineering Co., Inc., Term Loan (1 mo. SOFR + 6.25%)	11.68%	04/29/2026		15,695	12,183,085

Native Instruments (Music Creation Group GMBH/APTUS) (Germany), Term Loan (3 mo. EURIBOR + 6.00%)(e)	9.49%	03/03/2028	EUR	3,929	3,919,746

NCR Corp., Term Loan B (1 mo. SOFR + 2.50%)	7.95%	08/28/2026		4,665	4,665,065

Open Text Corp. (Canada), Term Loan B (1 mo. SOFR + 2.75%)	8.18%	01/31/2030		12,559	12,587,646

Philips Domestic Appliances (Nobel Bidco) (Netherlands), Term Loan B (6 mo. EURIBOR + 3.50%)	7.27%	06/23/2028	EUR	3,000	3,088,366

Project Accelerate Parent LLC, First Lien Term Loan (1 mo. SOFR + 4.25%)	9.88%	01/02/2025		3,115	3,102,139

Proofpoint, Inc., Term Loan B (3 mo. USD LIBOR + 3.25%)	8.70%	08/31/2028		17,805	17,656,849

Quest Software US Holdings, Inc., Term Loan B (3 mo. SOFR + 4.25%)	9.77%	02/01/2029		18,063	14,868,054

RealPage, Inc., Term Loan B (1 mo. SOFR + 3.00%)	8.45%	04/24/2028		19,285	19,102,204

Renaissance Holding Corp., Term Loan (3 mo. SOFR + 4.75%)	9.99%	03/16/2030		4,283	4,295,660

Severin Acquisition LLC, First Lien Term Loan (1 mo. SOFR + 3.25%)	8.37%	08/01/2025		8	7,838

SonicWall U.S. Holdings, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	12.93%	05/18/2026		2,446	2,317,481

Term Loan B(d)	-	05/16/2028		6,504	6,423,180

Ultimate Software Group, Inc.
First Lien Incremental Term Loan (3 mo. SOFR + 3.25%)	8.62%	05/04/2026		6,923	6,932,957

First Lien Term Loan (3 mo. SOFR + 3.75%)	9.22%	05/04/2026		9,787	9,801,631

UST Holdings Ltd., Term Loan B (1 mo. SOFR + 3.75%)	8.95%	11/19/2028		8,760	8,632,164

Utimaco (Germany)
Term Loan B-1 (3 mo. EURIBOR + 6.00%)(e)	9.80%	05/31/2029	EUR	9,126	9,391,095

Term Loan B-2 (3 mo. SOFR + 6.25%)(e)	11.81%	05/31/2029		5,122	4,809,473

Veritas US, Inc., Term Loan B (3 mo. USD LIBOR + 5.00%)	10.45%	09/01/2025		6,079	5,156,617

WebPros, Term Loan (3 mo. USD LIBOR + 5.51%)	10.75%	02/18/2027		7,420	7,411,032

					304,516,869

Financial Intermediaries-1.38%
Edelman Financial Center LLC (The)
Incremental Term Loan (1 mo. SOFR + 3.75%)	8.95%	04/07/2028		11,735	11,617,887

Second Lien Term Loan (1 mo. SOFR + 6.75%)	12.20%	07/20/2026		305	300,180

LendingTree, Inc., First Lien Delayed Draw Term Loan (1 mo. USD LIBOR + 3.75%)	9.20%	09/15/2028		12,915	10,826,811

Tegra118 Wealth Solutions, Inc., Term Loan (3 mo. SOFR + 4.00%)(e)	9.38%	02/18/2027		6,630	6,182,720

Virtue (Vistra+Tricor/Thevelia LLC)
First Lien Term Loan B (3 mo. SOFR + 4.00%)	9.39%	06/17/2029		5,718	5,718,193

First Lien Term Loan B (1 mo. SOFR + 4.75%)	9.50%	06/22/2029		3,937	3,946,230

					38,592,021

Food Products-2.59%
Arnott’s (Snacking Investments US LLC), Term Loan (1 mo. SOFR + 4.00%)	9.33%	12/18/2026		6,725	6,730,567

Biscuit Hld S.A.S.U. (BISPOU/Cookie Acq) (France), First Lien Term Loan (6 mo. EURIBOR + 4.00%)	7.27%	02/15/2027	EUR	13,145	12,126,486

Florida Food Products LLC
First Lien Term Loan (1 mo. SOFR + 5.00%)(e)	10.33%	10/18/2028		3,556	3,057,951

First Lien Term Loan (1 mo. SOFR + 5.00%)	10.45%	10/18/2028		14,928	12,875,129

Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(e)	13.45%	10/08/2029		2,863	2,362,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Food Products-(continued)
H-Food Holdings LLC
Incremental Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	9.58%	05/23/2025		$9,147	$8,278,321

Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	10.58%	05/23/2025		5,277	4,812,919

Term Loan (1 mo. USD LIBOR + 3.69%)	9.27%	05/23/2025		6,769	6,160,355

Hostess Brands LLC, Term Loan B (1 mo. SOFR + 2.50%)	7.74%	06/28/2030		120	119,920

Nomad Foods US LLC (United Kingdom), Term Loan B (1 mo. SOFR + 3.75%)	8.56%	11/10/2029		2,386	2,392,763

Shearer’s Foods LLC
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	13.20%	09/22/2028		304	278,895

Term Loan B (1 mo. SOFR + 3.50%)	8.95%	09/23/2027		2,123	2,125,676

Sigma Bidco (Netherlands), Term Loan B (1 mo. SOFR + 4.75%)	8.21%	01/02/2028		6,820	6,678,990

United Natural Foods, Inc., Term Loan (1 mo. SOFR + 3.25%)	8.70%	10/22/2025		3,657	3,667,841

Valeo Foods (Jersey) Ltd. (Ireland), Term Loan B (6 mo. EURIBOR + 4.00%)	7.24%	09/29/2028	EUR	1,129	1,074,397

					72,742,714

Food Service-0.41%
Areas (Telfer Inv/Financiere Pax)
Revolver Loan(e)(f)	0.00%	01/02/2026	EUR	1,073	986,618

Term Loan B (6 mo. EURIBOR + 4.75%)	8.49%	07/01/2026	EUR	6,781	7,082,271

Euro Garages (Netherlands)
Term Loan B (1 mo. SOFR + 4.00%)	9.42%	02/07/2025		1,785	1,789,258

Term Loan B (1 mo. SOFR + 4.25%)	9.42%	03/31/2026		761	760,522

US Foods, Inc., Incremental Term Loan B (1 mo. SOFR + 2.75%)	7.95%	11/22/2028		814	815,454

					11,434,123

Forest Products-0.13%
NewLife Forest Restoration LLC, Term Loan(e)	0.00%	11/30/2023		3,744	3,744,412

Health Care-3.59%
Acacium (Impala Bidco Ltd./ICS US, Inc.) (United Kingdom), Incremental Term Loan B (1 mo. SOFR + 5.25%)(e)	9.90%	06/08/2028		2,922	2,768,818

Ascend Learning LLC, First Lien Term Loan (1 mo. SOFR + 3.50%)	8.92%	12/11/2028		8,193	7,907,340

athenahealth Group, Inc., Term Loan (1 mo. SOFR + 3.50%)	8.57%	02/15/2029		6,230	6,165,581

Bracket Intermediate Holding Corp. (Signant), Term Loan (1 mo. SOFR + 5.00%)	10.42%	05/03/2028		3,466	3,456,399

Cerba (Chrome Bidco) (France)
Term Loan B (1 mo. EURIBOR + 3.70%)	7.31%	05/24/2028	EUR	6,000	6,418,173

Term Loan C (3 mo. EURIBOR + 4.00%)	7.63%	02/14/2029	EUR	1,681	1,813,441

Curium BidCo S.a.r.l. (Luxembourg), Term Loan (1 mo. SOFR + 4.50%)(e)	9.88%	07/31/2029		1,892	1,894,392

Ethypharm (Financiere Verdi, Orphea Ltd.) (France), Term Loan B (3 mo. SONIA + 4.50%)	9.43%	04/17/2028	GBP	1,119	1,216,205

Explorer Holdings, Inc., First Lien Term Loan (1 mo. SOFR + 4.50%)	9.95%	02/04/2027		13,621	13,349,049

Global Medical Response, Inc.
Term Loan (1 mo. SOFR + 4.25%)	9.88%	03/14/2025		8,875	6,294,683

Term Loan (1 mo. USD LIBOR + 4.25%)	9.78%	10/02/2025		5,098	3,615,456

HC Group Holdings III, Inc., Term Loan B (1 mo. SOFR + 2.75%)	8.20%	10/25/2028		362	363,187

Inovie Group Bidco (Labosud) (France), Term Loan B (3 mo. EURIBOR + 5.00%)	7.60%	03/03/2028	EUR	1,101	1,154,497

International SOS L.P., Term Loan B (3 mo. USD LIBOR + 3.75%)(e)	9.25%	09/07/2028		7,631	7,640,198

MedAssets Software Intermediate Holdings, Inc. (nThrive TSG)
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	9.45%	12/18/2028		6,520	5,575,076

Second Lien Term Loan (1 mo. SOFR + 6.75%)	12.58%	12/17/2029		1,991	1,259,686

MJH Healthcare Holdings LLC, Term Loan B (1 mo. SOFR + 3.50%)	8.93%	01/28/2029		1,000	998,750

Organon & Co., Term Loan B (3 mo. SOFR + 3.00%)	8.43%	06/02/2028		4,720	4,735,878

PAREXEL International Corp., First Lien Term Loan (1 mo. SOFR + 3.25%)	8.70%	11/15/2028		8,265	8,252,064

Sharp Midco LLC
Incremental Term Loan B(d)(e)	-	12/31/2028		1,171	1,171,116

Term Loan B (3 mo. SOFR + 4.00%)(e)	9.34%	12/15/2028		1,227	1,225,563

Summit Behavioral Healthcare LLC, First Lien Term Loan (3 mo. SOFR + 4.75%)	10.43%	11/24/2028		1,882	1,887,286

Sunshine Luxembourg VII S.a.r.l. (Nestle Skin Health) (Switzerland), Term Loan (3 mo. SOFR + 3.75%)	9.09%	10/01/2026		1,741	1,744,396

TTF Holdings LLC (Soliant), Term Loan B (1 mo. USD LIBOR + 4.00%)	9.45%	03/31/2028		1,716	1,720,210

Veonet (Blitz F21-433 GmbH) (Germany), Term Loan B (3 mo. EURIBOR + 4.25%)	7.85%	03/14/2029	EUR	865	936,444

Verscend Holding Corp., Term Loan B-1 (1 mo. SOFR + 4.00%)	9.45%	08/27/2025		3,947	3,951,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Health Care-(continued)
Women’s Care Holdings, Inc. LLC
First Lien Term Loan (3 mo. SOFR + 4.50%)	10.05%	01/15/2028		$3,085	$2,751,601

Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	13.80%	01/15/2029		551	479,752

					100,746,557

Home Furnishings-1.83%
Hilding Anders AB (Sweden)
Term Loan (3 mo. EURIBOR + 5.00%)	8.65%	02/28/2026	EUR	1,289	637,199

Term Loan (6 mo. EURIBOR + 10.00%)(e)	13.62%	12/31/2026	EUR	99	104,264

Term Loan (6 mo. EURIBOR)(e)	0.00%	02/26/2027	EUR	1,194	0

Hunter Douglas Holding B.V.
Term Loan B-1 (3 mo. SOFR + 3.50%)	8.89%	02/26/2029		14,442	14,071,847

Term Loan B-2 (3 mo. EURIBOR + 4.00%)	7.83%	02/26/2029	EUR	294	307,501

Mattress Holding Corp., Term Loan (6 mo. USD LIBOR + 4.25%)	9.95%	09/25/2028		11,484	11,417,945

Serta Simmons Bedding LLC, Term Loan (1 mo. SOFR + 7.50%)	12.69%	06/29/2028		9,642	9,667,092

SIWF Holdings, Inc., Term Loan B (1 mo. SOFR + 4.00%)	9.45%	10/06/2028		8,594	7,191,831

VC GB Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	12.20%	07/01/2029		1,231	1,102,044

Weber-Stephen Products LLC
Incremental Term Loan B (1 mo. SOFR + 4.25%)	9.68%	10/30/2027		1,723	1,560,527

Term Loan B (1 mo. SOFR + 3.25%)	8.70%	10/30/2027		5,830	5,287,310

					51,347,560

Industrial Equipment-4.48%
Chart Industries, Inc., Term Loan B (1 mo. SOFR + 3.75%)	9.16%	03/14/2030		7,511	7,525,222

Deliver Buyer, Inc. (MHS Holdings), Term Loan B (3 mo. SOFR + 5.50%)	10.74%	06/08/2029		9,856	8,587,204

DXP Enterprises, Inc., Term Loan (1 mo. SOFR + 4.75%)	10.44%	12/23/2027		6,348	6,347,599

EMRLD Borrower L.P. (Copeland), Term Loan B (1 mo. SOFR + 3.00%)	8.33%	05/05/2030		9,321	9,342,094

Kantar (Summer BC Bidco) (United Kingdom)
Revolver Loan (1 mo. USD LIBOR + 3.00%)(e)	8.72%	06/04/2026		3,201	2,896,877

Revolver Loan(e)(f)	0.00%	06/04/2026		3,799	3,438,123

Term Loan B (3 mo. USD LIBOR + 5.00%)	10.50%	12/04/2026		7,149	6,887,039

Term Loan B-2 (3 mo. SOFR + 4.50%)	10.00%	12/04/2026		584	563,949

Term Loan B-3 (3 mo. EURIBOR + 4.25%)	7.71%	12/04/2026	EUR	3,000	3,176,719

MX Holdings US, Inc., Term Loan B-1-C (1 mo. SOFR + 2.50%)	7.95%	07/31/2025		495	495,777

New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(e)	9.73%	03/08/2025		3,497	3,427,385

Robertshaw US Holding Corp.
First Lien Term Loan (3 mo. SOFR + 5.50%)(e)	10.84%	02/28/2027		4,790	3,472,745

First Lien Term Loan (1 mo. SOFR + 7.00%)	12.34%	02/28/2027		21,346	18,837,978

First Lien Term Loan (3 mo. SOFR + 3.00%)(e)	8.34%	02/28/2027		16,082	16,242,803

Tank Holding Corp.
Revolver Loan (1 mo. SOFR + 5.75%)(e)	11.18%	03/31/2028		709	688,192

Revolver Loan(e)(f)	0.00%	03/31/2028		993	963,469

Term Loan (1 mo. SOFR + 5.75%)	11.18%	03/31/2028		20,424	19,855,490

Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (6 mo. USD LIBOR + 3.50%)	9.38%	07/30/2027		4,440	4,439,502

Victory Buyer LLC (Vantage Elevator)
Second Lien Term Loan (3 mo. SOFR + 7.00%)(e)	12.51%	11/19/2029		789	680,584

Term Loan B (1 mo. SOFR + 3.75%)	9.26%	11/15/2028		8,509	7,806,772

					125,675,523

Insurance-2.49%
Acrisure LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	8.95%	02/15/2027		10,100	9,922,332

First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	9.20%	02/15/2027		7,385	7,264,884

First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	9.70%	02/15/2027		7,421	7,412,155

Term Loan (1 mo. SOFR + 5.75%)	11.12%	02/15/2027		671	674,144

Alliant Holdings Intermediate LLC
Term Loan (1 mo. USD LIBOR + 3.50%)	8.93%	11/06/2027		6,208	6,211,230

Term Loan B (1 mo. SOFR + 3.50%)	8.81%	11/05/2027		3,824	3,827,293

Hub International Ltd., Term Loan B (1 mo. SOFR + 4.25%)	9.58%	06/08/2030		2,024	2,033,051

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Insurance-(continued)
Ryan Specialty Group LLC, Term Loan (1 mo. SOFR + 3.00%)	8.43%	09/01/2027		$7,604	$7,620,211

Sedgwick Claims Management Services, Inc., Term Loan B (1 mo. SOFR + 3.75%)	9.08%	02/24/2028		11,911	11,947,258

USI, Inc., Term Loan (1 mo. SOFR + 3.75%)	8.99%	11/22/2029		13,034	13,060,878

					69,973,436

Leisure Goods, Activities & Movies-3.49%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. SOFR + 3.25%)	8.33%	01/15/2030		2,294	2,303,376

Callaway Golf Co., Term Loan B (1 mo. SOFR + 3.50%)	8.93%	03/09/2030		4,709	4,712,092

Carnival Corp.
Incremental Term Loan (6 mo. USD LIBOR + 3.25%)	8.70%	10/18/2028		21,184	21,174,427

Term Loan (1 mo. SOFR + 3.00%)	8.32%	08/08/2027		3,604	3,605,404

Crown Finance US, Inc. (United Kingdom), Term Loan (1 mo. SOFR + 8.50%)	14.38%	07/31/2028		9,893	9,980,759

Fitness International LLC, Term Loan B (3 mo. SOFR + 3.25%)	8.77%	04/18/2025		6,570	6,526,229

Galileo Global Educaion Finance S.a.r.l. (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.50%)	7.30%	07/14/2028	EUR	525	563,922

Lakeland Tours LLC, PIK Term Loan, 13.25% PIK Rate(g)	13.25%	09/25/2027		1,052	828,462

Nord Anglia Education, Term Loan B (1 mo. SOFR + 4.50%)	9.92%	01/25/2028		4,998	5,011,412

OEG Borrower LLC (Opry Entertainment), Term Loan B (3 mo. SOFR + 5.00%)(e)	10.32%	05/20/2029		7,219	7,237,352

Parques Reunidos (Piolin Bidco s.a.u) (Spain)
Revolver Loan (1 mo. SOFR + 3.50%)(e)	8.81%	03/16/2026	EUR	2,396	2,564,232

Revolver Loan(e)(f)	0.00%	03/16/2026		3,204	3,428,564

Royal Caribbean Cruises Ltd.
Revolver Loan(e)(f)	0.00%	04/05/2024		10,588	10,269,820

Revolver Loan(e)	-	04/12/2024		2,073	2,028,812

Scenic (Columbus Capital B.V.) (Australia), Term Loan (3 mo. EURIBOR + 3.75%)	7.35%	02/27/2027	EUR	5,233	4,600,633

SeaWorld Parks & Entertainment, Inc., Term Loan B (1 mo. SOFR + 3.00%)	8.45%	08/25/2028		2,183	2,183,170

Six Flags Theme Parks, Inc., Term Loan B (1 mo. SOFR + 1.75%)	7.18%	04/17/2026		1,229	1,225,103

Vue International Bidco PLC (United Kingdom)
Term Loan (6 mo. EURIBOR + 8.00%)	11.09%	06/30/2027	EUR	2,223	2,304,353

Term Loan (6 mo. EURIBOR + 8.00%)	11.36%	12/31/2027	EUR	13,171	7,462,023

					98,010,145

Lodging & Casinos-0.85%
Aimbridge Acquisition Co., Inc., First Lien Term Loan (1 mo. SOFR + 4.75%)	10.18%	02/02/2026		1,404	1,359,832

Everi Payments, Inc., Term Loan B (1 mo. SOFR + 2.50%)	7.95%	08/03/2028		333	333,325

Four Seasons Holdings, Inc. (Canada), Term Loan (1 mo. SOFR + 2.50%)	7.93%	11/30/2029		803	805,096

Hilton Grand Vacations Borrower LLC, Term Loan (1 mo. SOFR + 3.00%)	8.45%	08/02/2028		3,173	3,180,116

HotelBeds (United Kingdom)
Term Loan B-2 (3 mo. EURIBOR + 5.00%)	8.76%	09/12/2028	EUR	3,975	4,244,442

Term Loan C (6 mo. EURIBOR + 4.50%)	8.26%	09/30/2027	EUR	2,534	2,702,532

Term Loan D (6 mo. EURIBOR + 5.50%)	8.84%	09/12/2027	EUR	8,094	8,724,071

Travel + Leisure Co., Incremental Term Loan (1 mo. SOFR + 4.00%)	9.35%	12/14/2029		2,583	2,588,299

					23,937,713

Nonferrous Metals & Minerals-0.87%
American Rock Salt Co. LLC
First Lien Term Loan (1 mo. SOFR + 4.00%)	9.45%	06/09/2028		4,237	4,035,982

Second Lien Term Loan (1 mo. SOFR + 7.25%)	12.70%	06/11/2029		212	191,220

AZZ, Inc., Term Loan (1 mo. SOFR + 4.25%)	9.08%	05/13/2029		7,860	7,888,858

Covia Holdings Corp., Term Loan (3 mo. SOFR + 4.00%)	9.53%	07/31/2026		6,893	6,863,047

Form Technologies LLC
First Lien Term Loan (3 mo. SOFR + 4.50%)	10.02%	07/19/2025		2,257	2,106,405

First Lien Term Loan (3 mo. SOFR + 9.00%)	14.52%	10/22/2025		2,095	1,612,978

SCIH Salt Holdings, Inc. (Kissner Group), First Lien Incremental Term Loan B-1 (3 mo. SOFR + 4.00%)	9.63%	03/16/2027		1,722	1,721,471

					24,419,961

Oil & Gas-1.39%
Brazos Delaware II LLC, First Lien Term Loan (1 mo. SOFR + 3.75%)	9.06%	02/01/2030		6,503	6,441,953

Gulf Finance LLC, Term Loan (1 mo. SOFR + 6.75%)	12.63%	08/25/2026		5,376	5,397,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Oil & Gas-(continued)
McDermott International Ltd.
LOC(e)(f)	0.00%	06/28/2024		$6,610	$4,924,688

LOC (3 mo. SOFR + 4.00%)(e)	9.51%	06/30/2024		2,890	2,022,696

PIK Second Lien Term Loan, 3.00% PIK Rate, 6.45% Cash Rate(g)	3.00%	09/25/2025		1,556	832,590

Term Loan (1 mo. SOFR + 3.00%)(e)	8.45%	06/30/2024		279	202,279

Petroleum GEO-Services ASA (Norway)
Term Loan (3 mo. SOFR + 6.75%)(e)	11.99%	03/18/2024		1,133	1,144,340

Term Loan (1 mo. USD LIBOR + 7.00%)	12.54%	03/19/2024		1,564	1,563,940

QuarterNorth Energy, Inc., Second Lien Term Loan (1 mo. SOFR + 8.00%) (Acquired 08/03/2021; Cost $2,644,056)(h)	13.45%	08/27/2026		2,678	2,672,864

TransMontaigne Partners LLC, Term Loan B (1 mo. SOFR + 3.50%)	8.93%	11/17/2028		11,813	11,792,788

WhiteWater Whistler Holdings LLC, Term Loan B (1 mo. SOFR + 3.25%)	8.49%	01/25/2030		2,094	2,098,332

					39,094,100

Publishing-3.02%
Cengage Learning, Inc., Term Loan B (3 mo. SOFR + 4.75%)	10.32%	06/29/2026		20,569	20,550,503

Clear Channel Worldwide Holdings, Inc., Term Loan B (3 mo. SOFR + 3.50%)	8.85%	08/21/2026		4,036	3,956,684

Dotdash Meredith, Inc., Term Loan B (1 mo. SOFR + 4.00%)	9.42%	12/01/2028		21,361	20,639,835

Harbor Purchaser, Inc. (Houghton Mifflin Harcourt)
First Lien Term Loan B (1 mo. SOFR + 5.25%)	10.68%	04/09/2029		11,529	10,695,813

Second Lien Term Loan B (1 mo. SOFR + 8.00%)	13.83%	04/08/2030		8,460	7,265,077

McGraw-Hill Education, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	9.99%	07/28/2028		13,719	13,477,947

Micro Holding L.P., Term Loan B-3 (1 mo. SOFR + 4.25%)	9.58%	05/03/2028		8,437	8,123,338

					84,709,197

Radio & Television-0.39%
Diamond Sports Holdings LLC, Second Lien Term Loan(i)(j)	0.00%	08/24/2026		3,798	106,480

E.W. Scripps Co. (The), Term Loan B (1 mo. SOFR + 2.75%)	8.45%	01/07/2028		923	916,794

iHeartCommunications, Inc., Second Lien Incremental Term Loan (1 mo. SOFR + 3.25%)	8.70%	05/01/2026		785	702,499

Nexstar Broadcasting, Inc.
Term Loan B (1 mo. SOFR + 2.50%)	7.93%	06/02/2028		2,431	2,423,142

Term Loan B-4 (1 mo. SOFR + 2.50%)	7.95%	09/18/2026		4,671	4,684,799

Sinclair Television Group, Inc.
Term Loan B-3 (1 mo. SOFR + 3.00%)	8.45%	04/01/2028		2,176	1,649,375

Term Loan B-4 (1 mo. SOFR + 3.75%)	9.18%	04/21/2029		632	460,732

					10,943,821

Retailers (except Food & Drug)-2.21%
Action Holding B.V. (Netherlands), Term Loan B-3-A (3 mo. EURIBOR + 3.75%)	7.35%	09/21/2028	EUR	886	964,466

CNT Holdings I Corp. (1-800 Contacts), First Lien Term Loan (1 mo. SOFR + 3.50%)	8.80%	11/08/2027		14,759	14,758,069

Lakeshore Intermediate LLC, First Lien Term Loan (1 mo. SOFR + 3.50%)	8.95%	09/29/2028		897	891,883

Petco Animal Supplies, Inc., First Lien Term Loan (3 mo. SOFR + 3.25%)	8.75%	03/02/2028		12,697	12,643,494

PetSmart, Inc., Term Loan (1 mo. SOFR + 3.75%)	9.18%	02/11/2028		26,315	26,295,323

Savers, Inc., Term Loan (1 mo. SOFR + 5.50%)	10.75%	04/26/2028		6,460	6,519,383

					62,072,618

Surface Transport-2.22%
Carriage Purchaser, Inc., Term Loan B (1 mo. SOFR + 4.25%)	9.70%	09/30/2028		3,955	3,887,341

First Student Bidco, Inc.
Incremental Term C (3 mo. SOFR + 4.00%)	9.34%	07/21/2028		936	925,861

Incremental Term Loan B (3 mo. SOFR + 4.00%)	9.34%	07/21/2028		13,414	13,265,072

Term Loan B (3 mo. SOFR + 3.00%)	8.50%	07/21/2028		5,721	5,585,480

Term Loan C (3 mo. SOFR + 3.00%)	8.50%	07/21/2028		2,144	2,093,600

Hurtigruten (Explorer II AS) (Norway), Term Loan B (3 mo. EURIBOR + 6.50%)	10.45%	02/26/2027	EUR	8,164	7,278,404

Novae LLC, Term Loan B (3 mo. SOFR + 5.00%)	10.34%	12/22/2028		1,466	1,333,742

Odyssey Logistics & Technology Corp., Term Loan B (1 mo. SOFR + 4.50%)	9.92%	10/12/2027		5,844	5,819,783

PODS LLC
Incremental Term Loan B (1 mo. SOFR + 4.00%)	9.45%	04/01/2028		4,327	4,245,768

Term Loan B (1 mo. SOFR + 3.00%)	8.45%	04/01/2028		11,885	11,566,072

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Surface Transport-(continued)
STG - XPOI Opportunity, Term Loan B (1 mo. SOFR + 6.00%)(e)	11.39%	03/24/2028		$6,565	$6,319,381

					62,320,504

Telecommunications-4.53%
Avaya, Inc., Term Loan (1 mo. SOFR + 8.50%) (Acquired 04/22/2021-08/31/2023; Cost $32,867,032)(h)	13.82%	05/15/2029		8,363	7,014,591

Cablevision Lightpath LLC, Term Loan (1 mo. SOFR + 3.25%)	8.67%	11/30/2027		6,867	6,743,313

CCI Buyer, Inc. (Consumer Cellular), Term Loan (3 mo. SOFR + 3.75%)	9.24%	12/17/2027		5,489	5,439,343

CenturyLink, Inc., Term Loan B (1 mo. SOFR + 2.25%)	7.70%	03/15/2027		7,353	4,836,757

Crown Subsea Communications Holding, Inc.
Incremental Term Loan (1 mo. SOFR + 5.25%)	10.68%	04/27/2027		3,725	3,740,142

Term Loan (1 mo. SOFR + 4.75%)	10.43%	04/27/2027		13,546	13,594,862

II-VI, Inc., Term Loan B (1 mo. SOFR + 2.75%)	8.20%	07/02/2029		6,963	6,962,196

Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. SOFR + 3.50%)	8.83%	12/11/2026		5,345	5,341,432

Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B (6 mo. SOFR + 4.25%)	9.77%	02/01/2029		18,801	18,824,842

Iridium Satellite LLC, Term Loan B (1 mo. SOFR + 2.50%)	7.93%	11/04/2026		562	563,137

MLN US HoldCo LLC (dba Mitel)
First Lien Term Loan (3 mo. SOFR + 4.50%)	9.84%	11/30/2025		160	23,146

Second Lien Term Loan (3 mo. SOFR + 6.70%)	12.11%	11/01/2027		32,765	11,959,089

Term Loan (3 mo. SOFR + 6.44%)	11.85%	11/01/2027		13,941	10,664,772

Third Lien Term Loan (3 mo. SOFR + 9.25%)((e)	14.66%	11/01/2027		8,144	1,628,745

Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	8.43%	12/07/2026		10,390	7,507,116

Viasat, Inc., Term Loan (1 mo. SOFR + 3.75%)	9.83%	03/02/2029		8,230	8,072,933

Voyage Digital (NC) Ltd., Term Loan B (3 mo. SOFR + 4.50%)	9.63%	05/10/2029		5,445	5,454,970

Windstream Services LLC, Term Loan (1 mo. SOFR + 6.25%)	11.68%	09/21/2027		7,907	7,561,282

Zayo Group Holdings, Inc., Incremental Term Loan (1 mo. SOFR + 4.25%)	9.66%	03/09/2027		1,345	1,085,994

					127,018,662

Utilities-1.84%
Brookfield WEC Holdings, Inc.
First Lien Term Loan (1 mo. SOFR + 2.75%)	8.20%	08/01/2025		5,621	5,623,400

Incremental Term Loan (1 mo. SOFR + 3.75%)	9.08%	08/01/2025		9,042	9,068,088

Covanta Energy Corp.
Term Loan B (1 mo. SOFR + 3.00%)	8.31%	11/30/2028		3,753	3,759,214

Term Loan C (1 mo. SOFR + 3.00%)	8.31%	11/30/2028		281	281,941

Generation Bridge LLC, Term Loan B (1 mo. SOFR + 4.25%)	9.56%	08/07/2029		3,842	3,846,475

Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	9.20%	11/09/2026		6,953	6,830,077

KAMC Holdings, Inc. (Franklin Energy Group), First Lien Term Loan B (6 mo. SOFR + 4.00%)	9.73%	08/14/2026		4,068	3,561,044

Nautilus Power LLC, Term Loan (1 mo. SOFR + 5.25%)	10.75%	11/16/2026		5,208	3,949,947

Osmose Utilities Services, Inc., First Lien Term Loan (1 mo. SOFR + 3.00%)	8.70%	06/23/2028		2,589	2,573,241

Talen Energy Supply LLC
Term Loan B (1 mo. SOFR + 4.50%)	9.88%	05/27/2030		7,030	7,063,413

Term Loan C (1 mo. SOFR + 4.50%)	9.88%	05/27/2030		5,027	5,051,465

					51,608,305

Total Variable Rate Senior Loan Interests (Cost $2,528,683,730)					2,425,766,597

Non-U.S. Dollar Denominated Bonds & Notes-3.51%(k)
Air Transport-0.01%
Skill Bidco ApS (Denmark) (3 mo. EURIBOR + 6.75%)(l)(m)	10.55%	03/02/2028	EUR	195	206,876

Automotive-0.22%
Cabonline Group Holding AB (Sweden)(e)(l)	14.00%	10/31/2023	SEK	5,024	431,324

Cabonline Group Holding AB (Sweden) (3 mo. STIBOR + 9.50%)(j)(l)(m)	0.00%	04/19/2026	SEK	73,750	4,883,660

Conceria Pasubio S.p.A. (Italy) (3 mo. EURIBOR + 4.50%)(l)(m)	8.10%	09/30/2028	EUR	917	948,883

					6,263,867

Building & Development-0.14%
APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(l)(m)	8.66%	01/15/2027	EUR	462	498,047

APCOA Parking Holdings GmbH (Germany)(l)	4.63%	01/15/2027	EUR	939	906,849

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Building & Development-(continued)
Haya Holdco 2 PLC (United Kingdom) (3 mo. EURIBOR + 9.00%)(l)(m)	12.77%	11/30/2025	EUR	5,883	$2,360,473

					3,765,369

Cable & Satellite Television-0.15%
Altice Finco S.A. (Luxembourg)(l)	4.75%	01/15/2028	EUR	3,712	2,648,542

Altice France Holding S.A. (Luxembourg)(l)	8.00%	05/15/2027	EUR	2,923	1,542,072

					4,190,614

Chemicals & Plastics-0.00%
Herens Midco S.a.r.l. (Luxembourg)(l)	5.25%	05/15/2029	EUR	108	64,626

Electronics & Electrical-0.39%
Castor S.p.A. (Italy) (3 mo. EURIBOR + 5.25%)(l)(m)	8.78%	02/15/2029	EUR	2,000	2,051,136

Versuni Group B.V. (Netherlands)(l)	3.13%	06/15/2028	EUR	10,186	8,904,746

					10,955,882

Financial Intermediaries-1.32%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%) (Acquired 01/31/2018-11/24/2021; Cost $8,325,506)(h)(l)(m)	8.73%	08/01/2024	EUR	7,201	3,898,660

Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(l)(m)	9.98%	05/01/2026	EUR	1,945	1,706,590

Garfunkelux Holdco 3 S.A. (Luxembourg)(l)	6.75%	11/01/2025	EUR	6,615	5,765,081

Kane Bidco Ltd. (United Kingdom)(l)	6.50%	02/15/2027	GBP	1,034	1,207,354

Newday Bondco PLC (United Kingdom)(l)	7.38%	02/01/2024	GBP	1,472	1,822,289

Sherwood Financing PLC (United Kingdom)(l)	6.00%	11/15/2026	GBP	937	984,592

Sherwood Financing PLC (United Kingdom)(l)	4.50%	11/15/2026	EUR	968	915,241

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(l)(m)	8.41%	11/15/2027	EUR	6,242	6,558,760

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(l)(m)	8.41%	11/15/2027	EUR	6,000	6,304,479

Very Group Funding PLC (The) (United Kingdom)(l)	6.50%	08/01/2026	GBP	3,150	3,182,358

Zenith Finco PLC (United Kingdom)(l)	6.50%	06/30/2027	GBP	4,906	4,810,135

					37,155,539

Food Products-0.59%
Sigma Holdco B.V. (Netherlands)(l)	5.75%	05/15/2026	EUR	5,000	4,681,499

Sigma Holdco B.V. (Netherlands)(l)	5.75%	05/15/2026	EUR	12,597	11,794,569

					16,476,068

Industrial Equipment-0.19%
Summer (BC) Holdco A S.a.r.l. (Luxembourg)(l)	9.25%	10/31/2027	EUR	5,997	5,258,668

Leisure Goods, Activities & Movies-0.03%
Deuce Finco PLC (United Kingdom)(l)	5.50%	06/15/2027	GBP	807	882,668

Retailers (except Food & Drug)-0.44%
Douglas GmbH (Germany)(l)	6.00%	04/08/2026	EUR	1,823	1,898,441

Douglas GmbH (Germany)(l)	6.00%	04/08/2026	EUR	2,500	2,603,458

Kirk Beauty SUN GmbH 9.00% PIK Rate, 8.25% Cash Rate (Germany)(g)(l)	9.00%	10/01/2026	EUR	7,895	7,936,897

					12,438,796

Surface Transport-0.03%
Zenith Finco PLC (United Kingdom)(l)	6.50%	06/30/2027	GBP	846	829,469

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $112,378,556)					98,488,442

U.S. Dollar Denominated Bonds & Notes-3.32%
Aerospace & Defense-0.24%
Rand Parent LLC (l)	8.50%	02/15/2030		$7,087	6,756,685

Air Transport-0.01%
Mesa Airlines, Inc., Class B (Acquired 11/25/2015; Cost $222,061)(e)(h)	5.75%	07/15/2025		222	217,908

Building & Development-0.36%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 10/29/2020-11/19/2020; Cost $2,453,879)(h)(l)	5.75%	05/15/2026		2,637	2,422,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Floating Rate ESG Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Building & Development-(continued)
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 09/22/2021-05/20/2022; Cost $8,704,471)(h)(l)	4.50%	04/01/2027	$9,060	$7,574,930

				9,997,449

Business Equipment & Services-0.27%
ADT Security Corp. (The)(l)	4.13%	08/01/2029	8,722	7,621,240

Cable & Satellite Television-0.80%
Altice Financing S.A. (Luxembourg)(l)	5.75%	08/15/2029	2,188	1,735,217

Altice Financing S.A. (Luxembourg)(l)	5.00%	01/15/2028	11,665	9,495,421

Altice France S.A. (France)(l)	5.50%	01/15/2028	4,994	3,746,979

Altice France S.A. (France)(l)	5.50%	10/15/2029	4,322	3,125,759

Virgin Media Secured Finance PLC (United Kingdom)(l)	4.50%	08/15/2030	5,103	4,313,388

				22,416,764

Chemicals & Plastics-0.57%
SK Invictus Intermediate II S.a.r.l.(l)	5.00%	10/30/2029	11,755	9,668,135

Windsor Holdings III LLC (Acquired 06/22/2023-08/15/2023; Cost $6,232,767)(h)(l)	8.50%	06/15/2030	6,254	6,289,097

				15,957,232

Cosmetics & Toiletries-0.07%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC(l)	6.63%	07/15/2030	2,011	2,013,413

Food Products-0.01%
Sigma Holdco B.V. (Netherlands)(l)	7.88%	05/15/2026	216	183,938

Food Service-0.04%
eG Global Finance PLC (United Kingdom)(l)	6.75%	02/07/2025	1,090	1,075,187

Health Care-0.07%
Global Medical Response, Inc. (Acquired 09/24/2020-05/18/2022; Cost $2,755,632)(h)(l)	6.50%	10/01/2025	2,829	1,957,837

Industrial Equipment-0.09%
Chart Industries, Inc.(l)	7.50%	01/01/2030	694	711,970

Emerald Debt Merger Sub LLC(l)	6.63%	12/15/2030	1,988	1,959,512

				2,671,482

Publishing-0.10%
McGraw-Hill Education, Inc.(l)	5.75%	08/01/2028	3,108	2,761,147

Radio & Television-0.00%
Diamond Sports Group LLC/Diamond Sports Finance Co.(i)(j)(l)	0.00%	08/15/2026	2,398	59,494

Retailers (except Food & Drug)-0.06%
Evergreen Acqco 1 L.P./TVI, Inc.(l)	9.75%	04/26/2028	1,562	1,630,275

Surface Transport-0.05%
First Student Bidco, Inc./First Transit Parent, Inc.(l)	4.00%	07/31/2029	1,850	1,575,123

Telecommunications-0.53%
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom)(l)	6.75%	10/01/2026	9,568	9,086,410

Windstream Escrow LLC/Windstream Escrow Finance Corp.(l)	7.75%	08/15/2028	7,184	5,830,696

				14,917,106

Utilities-0.05%
Calpine Corp.(l)	4.50%	02/15/2028	1,515	1,403,838

Total U.S. Dollar Denominated Bonds & Notes (Cost $104,667,363)				93,216,118

			Shares
Common Stocks & Other Equity Interests-2.72%(n)
Aerospace & Defense-0.03%
IAP Worldwide Services, Inc. (Acquired 07/18/2014-08/18/2014; Cost $145,528)(e)(h)			134	731,142

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Floating Rate ESG Fund

	Shares	Value

Automotive-0.00%
Dayco Products LLC (Acquired 06/16/2006-05/29/2008; Cost $104,068)(e)(h)	3,261	$0

Dayco Products LLC (Acquired 06/16/2006-02/18/2014; Cost $1,275,974)(e)(h)	3,266	0

ThermaSys Corp. (Acquired 12/31/2018; Cost $1,367,427)(e)(h)	1,949,645	0

		0

Building & Development-0.00%
Haya (Holdco2 PLC/Real Estate SAU)(e)	7,135	0

Lake at Las Vegas Joint Venture LLC, Class A (Acquired 04/28/2010-07/15/2010; Cost $664,569)(e)(h)	518	0

Lake at Las Vegas Joint Venture LLC, Class B(e)	4	0

		0

Business Equipment & Services-0.90%
Monitronics International, Inc. (Acquired 06/30/2023; Cost $8,220,186)(e)(h)	408,355	8,575,455

My Alarm Center LLC, Class A (Acquired 03/09/2021-12/03/2021; Cost $9,074,167)(e)(h)(o)	68,686	16,635,703

		25,211,158

Containers & Glass Products-0.01%
Libbey Glass LLC (Acquired 11/13/2020-02/10/2022; Cost $146,927)(h)	36,078	284,114

Drugs-0.00%
Inotiv, Inc., Conv.	3,637	13,602

Electronics & Electrical-0.08%
Diebold Nixdorf, Inc.	124,443	2,216,330

Riverbed Technology, Inc. (Acquired 07/03/2023; Cost $13,461)(e)(h)	103,543	13,460

		2,229,790

Home Furnishings-0.20%
Serta Simmons Bedding LLC (Acquired 06/29/2023; Cost $56,360)(h)	363,612	5,599,625

Industrial Equipment-0.00%
North American Lifting Holdings, Inc.	7,347	51,429

Leisure Goods, Activities & Movies-0.36%
Crown Finance US, Inc.	3,056	66,189

Crown Finance US, Inc., Rts.	456,471	9,885,565

Vue International Bidco PLC(e)	14,500,325	0

		9,951,754

Lodging & Casinos-0.08%
Bally’s Corp.(p)	74,467	1,236,152

Caesars Entertainment, Inc.(p)	19,983	1,104,261

		2,340,413

Oil & Gas-0.84%
McDermott International Ltd.(p)	629,763	100,762

McDermott International Ltd.(e)	1,901,942	289,095

QuarterNorth Energy Holding, Inc. (Acquired 06/02/2021-10/29/2021; Cost $10,749,883)(e)(h)	131,162	22,172,936

QuarterNorth Energy Holding, Inc., Wts., expiring 08/27/2029(e)	45,751	786,917

QuarterNorth Energy Holding, Inc., Wts., expiring 08/27/2029 (Acquired 08/27/2021; Cost $528,684)(e)(h)	88,114	39,652

Samson Investment Co., Class A (Acquired 03/01/2017; Cost $4,259,838)(e)(h)	261,209	235,088

Southcross Energy Partners L.P. (Acquired 08/05/2014-10/29/2020; Cost $1,477,667)(h)	145,102	2,032

		23,626,482

Radio & Television-0.04%
iHeartMedia, Inc., Class A(p)	306,089	1,104,981

iHeartMedia, Inc., Class B(e)(p)	29	116

		1,105,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Floating Rate ESG Fund

			Shares	Value

Retailers (except Food & Drug)-0.01%
Claire’s Stores, Inc. (Acquired 10/12/2018; Cost $1,111,774)(h)			692	$245,084

Toys ’R’ Us-Delaware, Inc.(e)			11	27,643

Vivarte S.A.S.(e)			233,415	112,479

				385,206

Surface Transport-0.06%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $1,212,169)(e)(h)			14,574	655,830

Commercial Barge Line Co.(e)			11,998	299,950

Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 02/03/2023-08/18/2023; Cost $0)(e)(h)(o)			159,020	74,541

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/05/2020-05/17/2023; Cost $0)(e)(h)			144,357	90,223

Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $1,274,332)(h)			15,321	689,445

				1,809,989

Telecommunications-0.11%
Avaya Holdings Corp. (Acquired 05/01/2023; Cost $4,396,125)(h)			293,075	2,515,609

Avaya, Inc. (Acquired 05/01/2023; Cost $797,295)(h)			53,153	456,239

				2,971,848

Total Common Stocks & Other Equity Interests (Cost $92,851,485)				76,311,649

Preferred Stocks-0.34%(n)
Oil & Gas-0.04%
McDermott International Ltd., Pfd.(e)			1,632	1,060,731

Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-08/23/2019; Cost $566,509)(e)(h)			577,315	5,138

				1,065,869

Surface Transport-0.30%
Commercial Barge Line Co., Series A, Pfd. (Acquired 08/24/2018-02/06/2020; Cost $1,898,180)(h)			42,816	1,006,176

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 08/24/2018-02/06/2020; Cost $1,995,296)(h)			45,008	1,057,688

Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $1,586,876)(h)			68,517	3,768,435

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $1,114,451)(h)			48,119	2,646,545

				8,478,844

Total Preferred Stocks (Cost $7,161,313)				9,544,713

	Interest Rate	Maturity Date	Principal Amount (000)(a)
Asset-Backed Securities-0.03%
Structured Products-0.03%
Bain Capital Credit CLO Ltd., Series 2022-2A, Class E (Cayman Islands) (3 mo. Term SOFR + 7.84%) (l)(m) (Cost $990,821)	13.19%	04/22/2035	$1,000	984,970

Municipal Obligations-0.45%
Arizona-0.45%
Arizona (State of) Industrial Development Authority (NewLife Forest Restoration LLC) (Green Bonds), Series 2022 A, RB (Acquired 02/22/2022-07/01/2023; Cost $13,890,696) (Cost $13,880,806)(h)(l)	9.00%	01/01/2028	14,935	12,657,253

			Shares
Money Market Funds-3.99%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(o)(q)			39,229,510	39,229,510

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(o)(q)			28,016,041	28,018,843

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Floating Rate ESG Fund

	Shares	Value

Invesco Treasury Portfolio, Institutional Class, 5.25%(o)(q)	44,833,726	$44,833,726

Total Money Market Funds (Cost $112,082,268)		112,082,079

TOTAL INVESTMENTS IN SECURITIES-100.78% (Cost $2,972,696,342)		2,829,051,821

OTHER ASSETS LESS LIABILITIES-(0.78)%		(22,021,668)

NET ASSETS-100.00%		$2,807,030,153

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
Conv.	- Convertible
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
Pfd.	- Preferred
PIK	- Pay-in-Kind
RB	- Revenue Bonds
Rts.	- Rights
SEK	- Swedish Krona
SOFR	- Secured Overnight Financing Rate
SONIA	- Sterling Overnight Index Average
STIBOR	- Stockholm Interbank Offered Rate
USD	- U.S. Dollar
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	This variable rate interest will settle after August 31, 2023, at which time the interest rate will be determined.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	Restricted security. The aggregate value of these securities at August 31, 2023 was $112,205,819, which represented 4.00% of the Fund’s Net Assets.
(i)	Acquired as part of a bankruptcy restructuring.
(j)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2023 was $5,049,634, which represented less than 1% of the Fund’s Net Assets.

(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(l)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $205,128,875, which represented 7.31% of the Fund’s Net Assets.

(m)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(n)	Securities acquired through the restructuring of senior loans.
(o)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an “affiliated person” under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$53,493,965	$283,433,028	$(297,697,483)	$-	$-	$39,229,510	$1,023,108

Invesco Liquid Assets Portfolio, Institutional Class	37,775,430	202,452,163	(212,213,547)	(8,009)	12,806	28,018,843	610,745

Invesco Treasury Portfolio, Institutional Class	61,135,961	323,923,460	(340,225,695)	-	-	44,833,726	960,492

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Floating Rate ESG Fund

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Other Affiliates:

Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030*	$240,494	$-	$(240,503)	$(165,953)	$240,503	$74,541	$-

My Alarm Center LLC, Class A	10,955,387	-	-	5,680,316	-	16,635,703	-

Total	$163,601,237	$809,808,651	$(850,377,228)	$5,506,354	$253,309	$128,792,323	$2,594,345

*	At August 31, 2023, this security was was no longer an affiliate of the Fund.

(p)	Non-income producing security.
(q)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.

Open Forward Foreign Currency Contracts

		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty		Deliver		Receive

Currency Risk

09/29/2023	Barclays Bank PLC	EUR	2,142,861	USD	2,344,761	$18,472

10/31/2023	Barclays Bank PLC	EUR	68,266,219	USD	74,410,111	186,522

09/29/2023	BNP Paribas S.A.	EUR	69,108,703	USD	76,829,393	1,805,000

09/29/2023	BNP Paribas S.A.	GBP	12,078,209	USD	15,491,072	188,674

09/29/2023	BNP Paribas S.A.	SEK	8,000,000	USD	748,709	17,152

10/31/2023	BNP Paribas S.A.	GBP	12,249,168	USD	15,557,650	37,923

09/29/2023	Citibank N.A.	GBP	462,737	USD	594,679	8,417

10/31/2023	Citibank N.A.	EUR	67,247,321	USD	73,333,271	217,497

10/31/2023	Citibank N.A.	USD	6,198,710	GBP	4,908,035	19,782

09/29/2023	Morgan Stanley and Co. International PLC	EUR	70,024,149	USD	77,863,703	1,845,500

09/29/2023	Morgan Stanley and Co. International PLC	GBP	11,897,937	USD	15,259,483	185,479

09/29/2023	Morgan Stanley and Co. International PLC	SEK	63,446,476	USD	6,125,139	323,296

09/29/2023	Morgan Stanley and Co. International PLC	USD	162,084	SEK	1,774,402	176

10/31/2023	Morgan Stanley and Co. International PLC	GBP	12,249,168	USD	15,575,558	55,831

09/29/2023	Royal Bank of Canada	GBP	12,078,209	USD	15,510,220	207,822

09/29/2023	Royal Bank of Canada	USD	5,344,594	SEK	58,468,624	2,051

10/31/2023	Royal Bank of Canada	EUR	68,266,219	USD	74,389,699	166,111

10/31/2023	Royal Bank of Canada	GBP	12,066,345	USD	15,350,176	62,087

09/29/2023	State Street Bank & Trust Co.	EUR	70,024,149	USD	77,647,328	1,629,126

10/31/2023	State Street Bank & Trust Co.	GBP	91,869	USD	116,733	335

09/29/2023	UBS AG	GBP	460,318	USD	587,532	4,335

10/31/2023	UBS AG	EUR	4,604,018	USD	5,020,074	14,278

Subtotal-Appreciation						6,995,866

Currency Risk

09/29/2023	Barclays Bank PLC	USD	74,293,376	EUR	68,266,219	(183,581)

09/29/2023	BNP Paribas S.A.	USD	16,157,214	GBP	12,715,865	(46,943)

09/29/2023	Citibank N.A.	USD	73,218,883	EUR	67,247,321	(215,205)

09/29/2023	J.P. Morgan Chase Bank, N.A.	USD	1,101,073	EUR	1,000,000	(15,473)

09/29/2023	Morgan Stanley and Co. International PLC	USD	5,463,824	EUR	5,000,000	(35,824)

09/29/2023	Morgan Stanley and Co. International PLC	USD	16,215,500	GBP	12,751,780	(59,727)

09/29/2023	Morgan Stanley and Co. International PLC	USD	761,508	SEK	7,925,799	(36,736)

10/31/2023	Morgan Stanley and Co. International PLC	USD	1,643,822	EUR	1,500,000	(12,923)

09/29/2023	Royal Bank of Canada	GBP	563,195	USD	711,309	(2,227)

09/29/2023	Royal Bank of Canada	USD	75,373,620	EUR	69,266,220	(178,225)

09/29/2023	Royal Bank of Canada	USD	15,358,206	GBP	12,072,960	(62,458)

09/29/2023	Royal Bank of Canada	USD	307,129	SEK	3,277,651	(7,405)

10/31/2023	Royal Bank of Canada	SEK	58,584,760	USD	5,362,715	(2,192)

10/31/2023	Royal Bank of Canada	USD	6,534,756	EUR	6,000,000	(11,156)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Floating Rate ESG Fund

Open Forward Foreign Currency Contracts—(continued)

		Contract to				Unrealized Appreciation (Depreciation)
Settlement Date	Counterparty	Deliver		Receive

09/29/2023	State Street Bank & Trust Co.	USD	565,270	EUR	520,103	$(646)

Subtotal–Depreciation						(870,721)

Total Forward Foreign Currency Contracts						$6,125,145

Abbreviations:

EUR	- Euro
GBP	- British Pound Sterling
SEK	- Swedish Krona
USD	- U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Floating Rate ESG Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $2,851,539,907)	$2,700,334,039

Investments in affiliates, at value (Cost $121,156,435)	128,717,782

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	6,995,866

Cash collateral — revolver	295,131

Cash	28,138,807

Foreign currencies, at value (Cost $7,758,992)	7,768,360

Receivable for:
Investments sold	95,131,825

Fund shares sold	2,455,098

Dividends	470,054

Interest	34,094,416

Investments matured, at value (Cost $1,256,835)	1,009,460

Investment for trustee deferred compensation and retirement plans	129,192

Other assets	437,029

Total assets	3,005,977,059

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	870,721

Payable for:
Investments purchased	150,113,268

Dividends	6,766,770

Fund shares reacquired	3,181,943

Accrued fees to affiliates	1,049,222

Accrued trustees’ and officers’ fees and benefits	2,419

Accrued other operating expenses	173,629

Trustee deferred compensation and retirement plans	143,227

Unfunded loan commitments	36,645,707

Total liabilities	198,946,906

Net assets applicable to shares outstanding	$2,807,030,153

Net assets consist of:

Shares of beneficial interest	$3,363,268,124

Distributable earnings (loss)	(556,237,971)

$2,807,030,153

Net Assets:
Class A	$668,556,769

Class C	$81,271,283

Class R	$8,224,730

Class Y	$1,491,737,913

Class R5	$4,845,517

Class R6	$552,393,941

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	97,907,941

Class C	11,954,469

Class R	1,202,865

Class Y	218,754,773

Class R5	709,468

Class R6	81,070,491

Class A:
Net asset value per share	$6.83

Maximum offering price per share (Net asset value of $6.83 ÷ 97.50%)	$7.01

Class C:
Net asset value and offering price per share	$6.80

Class R:
Net asset value and offering price per share	$6.84

Class Y:
Net asset value and offering price per share	$6.82

Class R5:
Net asset value and offering price per share	$6.83

Class R6:
Net asset value and offering price per share	$6.81

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Floating Rate ESG Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:

Interest	$297,518,673

Dividends	4,576,858

Dividends from affiliated money market funds	2,594,345

Other income	51,540

Total investment income	304,741,416

Expenses:
Advisory fees	19,149,260

Administrative services fees	456,766

Custodian fees	477,710

Distribution fees:
Class A	1,682,367

Class C	676,546

Class R	40,926

Interest, facilities and maintenance fees	1,670,065

Transfer agent fees – A, C, R & Y	3,421,196

Transfer agent fees – R5	4,747

Transfer agent fees – R6	145,554

Trustees’ and officers’ fees and benefits	44,124

Registration and filing fees	374,009

Reports to shareholders	243,544

Professional services fees	304,014

Other	42,972

Total expenses	28,733,800

Less: Fees waived and/or expense offset arrangement(s)	(78,184)

Net expenses	28,655,616

Net investment income	276,085,800

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(152,492,534)

Affiliated investment securities	253,309

Foreign currencies	2,778,159

Forward foreign currency contracts	(17,713,961)

(167,175,027)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	112,934,506

Affiliated investment securities	5,506,354

Foreign currencies	(1,592,773)

Forward foreign currency contracts	(1,592,818)

115,255,269

Net realized and unrealized gain (loss)	(51,919,758)

Net increase in net assets resulting from operations	$224,166,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Floating Rate ESG Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$276,085,800	$151,568,184

Net realized gain (loss)	(167,175,027)	(384,866)

Change in net unrealized appreciation (depreciation)	115,255,269	(232,692,546)

Net increase (decrease) in net assets resulting from operations	224,166,042	(81,509,228)

Distributions to shareholders from distributable earnings:
Class A	(63,774,464)	(28,321,556)

Class C	(8,150,210)	(3,668,891)

Class R	(758,648)	(289,580)

Class Y	(185,426,658)	(97,163,188)

Class R5	(460,233)	(194,998)

Class R6	(47,750,970)	(21,489,101)

Total distributions from distributable earnings	(306,321,183)	(151,127,314)

Return of capital:
Class A	(951,906)	–

Class C	(121,651)	–

Class R	(11,324)	–

Class Y	(2,767,703)	–

Class R5	(6,869)	–

Class R6	(712,737)	–

Total return of capital	(4,572,190)	–

Total distributions	(310,893,373)	(151,127,314)

Share transactions–net:
Class A	(69,943,883)	207,616,713

Class C	(20,512,197)	18,369,479

Class R	181,202	2,553,640

Class Y	(1,143,228,885)	1,620,205,464

Class R5	156,668	1,413,892

Class R6	14,039,460	91,632,941

Net increase (decrease) in net assets resulting from share transactions	(1,219,307,635)	1,941,792,129

Net increase (decrease) in net assets	(1,306,034,966)	1,709,155,587

Net assets:
Beginning of year	4,113,065,119	2,403,909,532

End of year	$2,807,030,153	$4,113,065,119

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Floating Rate ESG Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover(c)

Class A
Year ended 08/31/23	$6.95	$0.58	$(0.05)	$0.53	$(0.64)	$(0.01)	$(0.65)	$6.83	8.20%	$668,557	1.10	%(d)	1.10	%(d)	1.05%	8.57%	29%
Year ended 08/31/22	7.35	0.29	(0.39)	(0.10)	(0.30)	-	(0.30)	6.95	(1.44)	751,871	1.04	(d)	1.05	(d)	1.01	4.13	43
Year ended 08/31/21	6.94	0.25	0.43	0.68	(0.27)	-	(0.27)	7.35	9.89	585,690	1.05	(d)	1.05	(d)	1.00	3.45	76
Year ended 08/31/20	7.40	0.30	(0.40)	(0.10)	(0.32)	(0.04)	(0.36)	6.94	(1.33)	428,277	1.07	(d)	1.08	(d)	1.00	4.33	55
Year ended 08/31/19	7.57	0.35	(0.17)	0.18	(0.35)	-	(0.35)	7.40	2.50	539,003	1.08	(d)	1.08	(d)	1.03	4.71	55

Class C
Year ended 08/31/23	6.92	0.54	(0.04)	0.50	(0.61)	(0.01)	(0.62)	6.80	7.66	81,271	1.60	(d)	1.60	(d)	1.55	8.07	29
Year ended 08/31/22	7.32	0.26	(0.40)	(0.14)	(0.26)	-	(0.26)	6.92	(1.96)	103,807	1.54	(d)	1.55	(d)	1.51	3.63	43
Year ended 08/31/21	6.91	0.21	0.43	0.64	(0.23)	-	(0.23)	7.32	9.37	91,555	1.55	(d)	1.55	(d)	1.50	2.95	76
Year ended 08/31/20	7.37	0.27	(0.41)	(0.14)	(0.28)	(0.04)	(0.32)	6.91	(1.84)	111,318	1.57	(d)	1.58	(d)	1.50	3.83	55
Year ended 08/31/19	7.53	0.31	(0.16)	0.15	(0.31)	-	(0.31)	7.37	2.12	213,446	1.58	(d)	1.58	(d)	1.53	4.21	55

Class R
Year ended 08/31/23	6.98	0.56	(0.06)	0.50	(0.63)	(0.01)	(0.64)	6.84	7.63	8,225	1.35	(d)	1.35	(d)	1.30	8.32	29
Year ended 08/31/22	7.36	0.28	(0.38)	(0.10)	(0.28)	-	(0.28)	6.98	(1.40)	8,208	1.29	(d)	1.30	(d)	1.26	3.88	43
Year ended 08/31/21	6.95	0.23	0.43	0.66	(0.25)	-	(0.25)	7.36	9.61	6,076	1.30	(d)	1.30	(d)	1.25	3.20	76
Year ended 08/31/20	7.41	0.29	(0.41)	(0.12)	(0.30)	(0.04)	(0.34)	6.95	(1.57)	4,874	1.32	(d)	1.33	(d)	1.25	4.08	55
Year ended 08/31/19	7.58	0.33	(0.16)	0.17	(0.34)	-	(0.34)	7.41	2.25	5,604	1.33	(d)	1.33	(d)	1.28	4.46	55

Class Y
Year ended 08/31/23	6.94	0.60	(0.05)	0.55	(0.66)	(0.01)	(0.67)	6.82	8.46	1,491,738	0.85	(d)	0.85	(d)	0.80	8.82	29
Year ended 08/31/22	7.34	0.31	(0.40)	(0.09)	(0.31)	-	(0.31)	6.94	(1.20)	2,696,320	0.79	(d)	0.80	(d)	0.76	4.38	43
Year ended 08/31/21	6.93	0.27	0.42	0.69	(0.28)	-	(0.28)	7.34	10.18	1,232,463	0.80	(d)	0.80	(d)	0.75	3.70	76
Year ended 08/31/20	7.39	0.32	(0.40)	(0.08)	(0.34)	(0.04)	(0.38)	6.93	(1.09)	350,943	0.82	(d)	0.83	(d)	0.75	4.58	55
Year ended 08/31/19	7.56	0.37	(0.17)	0.20	(0.37)	-	(0.37)	7.39	2.76	592,107	0.83	(d)	0.83	(d)	0.78	4.96	55

Class R5
Year ended 08/31/23	6.95	0.60	(0.05)	0.55	(0.66)	(0.01)	(0.67)	6.83	8.50	4,846	0.82	(d)	0.82	(d)	0.77	8.85	29
Year ended 08/31/22	7.35	0.31	(0.39)	(0.08)	(0.32)	-	(0.32)	6.95	(1.18)	4,762	0.77	(d)	0.78	(d)	0.74	4.40	43
Year ended 08/31/21	6.94	0.27	0.43	0.70	(0.29)	-	(0.29)	7.35	10.23	3,631	0.77	(d)	0.77	(d)	0.72	3.73	76
Year ended 08/31/20	7.41	0.32	(0.41)	(0.09)	(0.34)	(0.04)	(0.38)	6.94	(1.21)	5,515	0.81	(d)	0.82	(d)	0.74	4.59	55
Year ended 08/31/19	7.58	0.37	(0.16)	0.21	(0.38)	-	(0.38)	7.41	2.80	5,672	0.83	(d)	0.83	(d)	0.78	4.96	55

Class R6
Year ended 08/31/23	6.93	0.60	(0.05)	0.55	(0.66)	(0.01)	(0.67)	6.81	8.57	552,394	0.75	(d)	0.75	(d)	0.70	8.92	29
Year ended 08/31/22	7.33	0.32	(0.40)	(0.08)	(0.32)	-	(0.32)	6.93	(1.13)	548,097	0.70	(d)	0.71	(d)	0.67	4.47	43
Year ended 08/31/21	6.93	0.27	0.42	0.69	(0.29)	-	(0.29)	7.33	10.10	484,494	0.73	(d)	0.73	(d)	0.68	3.77	76
Year ended 08/31/20	7.39	0.33	(0.41)	(0.08)	(0.34)	(0.04)	(0.38)	6.93	(0.99)	652,453	0.71	(d)	0.72	(d)	0.64	4.69	55
Year ended 08/31/19	7.56	0.38	(0.17)	0.21	(0.38)	-	(0.38)	7.39	2.86	812,446	0.74	(d)	0.74	(d)	0.69	5.05	55

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(d)	Ratio includes line of credit expense of 0.05%,0.03%, 0.05%, 0.07%, and 0.05% for the years ended August 31, 2023, 2022, 2021, 2020, and 2019, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Floating Rate ESG Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Floating Rate ESG Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

30	Invesco Floating Rate ESG Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

31	Invesco Floating Rate ESG Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

Q.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Because the Fund evaluates environmental, social and governance (“ESG”) factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of issuers that score favorably under the Fund’s ESG scoring methodology may underperform similar issuers that do not score as well or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score issuers based on ESG factors or funds that use a different ESG methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or

32	Invesco Floating Rate ESG Fund

the issuer’s ESG score, may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.650%
Next $4.5 billion	0.600%
Next $5 billion	0.575%
Over $10 billion	0.550%

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.00%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “ boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended August 31, 2023, the Adviser waived advisory fees of $71,197.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the funds’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $24,444 in front-end sales commissions from the sale of Class A shares and $192,463 and $20,619 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

33	Invesco Floating Rate ESG Fund

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$2,183,716,756	$242,049,841	$2,425,766,597

Non-U.S. Dollar Denominated Bonds & Notes	–	98,057,118	431,324	98,488,442

U.S. Dollar Denominated Bonds & Notes	–	92,998,210	217,908	93,216,118

Common Stocks & Other Equity Interests	5,776,088	19,795,331	50,740,230	76,311,649

Municipal Obligations	–	12,657,253	–	12,657,253

Preferred Stocks	–	8,478,844	1,065,869	9,544,713

Asset-Backed Securities	–	984,970	–	984,970

Money Market Funds	112,082,079	–	–	112,082,079

Total Investments in Securities	117,858,167	2,416,688,482	294,505,172	2,829,051,821

Other Investments - Assets*

Investments Matured	–	–	1,009,460	1,009,460

Forward Foreign Currency Contracts	–	6,995,866	–	6,995,866

	–	6,995,866	1,009,460	8,005,326

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(870,721)	–	(870,721)

Total Other Investments	–	6,125,145	1,009,460	7,134,605

Total Investments	$117,858,167	$2,422,813,627	$295,514,632	$2,836,186,426

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2023:

	Value 08/31/22	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 08/31/23

Variable Rate Senior Loan Interests	$345,876,044	$112,597,806	$(105,143,899)	$2,705,612	$(1,412,778)	$1,127,801	$53,053,217	$(166,753,962)	$242,049,841

Common Stocks & Other Equity Interests	15,214,065	12,113,170	(2,371,742)	–	(1,815,163)	11,067,276	17,190,862	(658,238)	50,740,230

Preferred Stocks	1,116,489	–	–	–	(434,763)	384,143	–	–	1,065,869

Investments Matured	100,448	962,912	(11,313)	8,563	(42,533)	(8,617)	–	–	1,009,460

Non-U.S. Dollar Denominated Bonds & Notes	–	446,323	–	7,679	–	(22,678)	–	–	431,324

U.S. Dollar Denominated Bonds & Notes	1,056,220	–	(886,134)	–	–	47,822	–	–	217,908

Total	$363,363,266	$126,120,211	$(108,413,088)	$2,721,854	$(3,705,237)	$12,595,747	$70,244,079	$(167,412,200)	$295,514,632

*Transfers	into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

34	Invesco Floating Rate ESG Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$6,995,866

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$6,995,866

Value
Currency
Derivative Liabilities	Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(870,721)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(870,721)

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$ 204,994	$(183,581)	$ 21,413	$–	$–	$ 21,413

BNP Paribas S.A.	2,048,749	(46,943)	2,001,806	–	–	2,001,806

Citibank N.A.	245,696	(215,205)	30,491	–	–	30,491

J.P. Morgan Chase Bank, N.A.	–	(15,473)	(15,473)	–	–	(15,473)

Morgan Stanley and Co. International PLC	2,410,282	(145,210)	2,265,072	–	–	2,265,072

Royal Bank of Canada	438,071	(263,663)	174,408	–	–	174,408

State Street Bank & Trust Co.	1,629,461	(646)	1,628,815	–	–	1,628,815

UBS AG	18,613	–	18,613	–	–	18,613

Total	$6,995,866	$(870,721)	$6,125,145	$–	$–	$6,125,145

Effect of Derivative Investments for the year ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Currency
Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(17,713,961)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,592,818)

Total	$(19,306,779)

The table below summarizes the average notional value of derivatives held during the period.

Forward
Foreign Currency
Contracts

Average notional value	$1,007,083,051

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $6,987.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a

35	Invesco Floating Rate ESG Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 17, 2023, the Fund has entered into a credit agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $1.07 billion, collectively by certain Invesco Funds, and which will expire on February 16, 2024. Prior to February 17, 2023, the credit agreement permitted borrowings up to $1.1 billion. The credit agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement. During the year ended August 31, 2023, the Fund did not borrow under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2023. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

			Unrealized
		Unfunded Loan	Appreciation
Borrower	Type	Commitment	(Depreciation)

Areas (Telfer Inv/Financiere Pax)	Revolver Loan	$ 1,073,074	$ (86,456)

Dun & Bradstreet Corp. (The)	Revolver Loan	7,395,475	374,784

Groundworks LLC	Delayed Draw Term Loan	739,058	(8,037)

Groundworks LLC	Revolver Loan	329,686	1,092

IPS Corp./CP Iris Holdco	First Lien Delayed Draw Term Loan	395,077	19,763

Kantar (Summer BC Bidco)	Revolver Loan	3,543,689	(105,566)

McDermott International Ltd.	LOC	6,610,320	(1,685,631)

Parques Reunidos (Piolin Bidco s.a.u)	Revolver Loan	3,448,140	(19,576)

Royal Caribbean Cruises Ltd.	Revolver Loan	10,335,044	(65,224)

Tank Holding Corp.	Revolver Loan	976,525	(13,056)

Vertellus	Revolver Loan	1,799,619	(31,484)

		$36,645,707	$(1,619,391)

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$306,321,183	$151,127,314

Return of capital	4,572,190	–

Total distributions	$310,893,373	$151,127,314

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation (depreciation) – investments	$(147,019,856)

Net unrealized appreciation (depreciation) – foreign currencies	(841,011)

Temporary book/tax differences	(104,876)

Capital loss carryforward	(408,272,228)

Shares of beneficial interest	3,363,268,124

Total net assets	$2,807,030,153

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

36	Invesco Floating Rate ESG Fund

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$91,454,535	$316,817,693	$408,272,228

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $893,618,636 and $2,183,504,793, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$82,701,392

Aggregate unrealized (depreciation) of investments	(229,721,248)

Net unrealized appreciation (depreciation) of investments	$(147,019,856)

Cost of investments for tax purposes is $2,983,206,282.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on August 31, 2023, undistributed net investment income was decreased by $19,680,767, undistributed net realized gain (loss) was increased by $23,925,871 and shares of beneficial interest was decreased by $4,245,104. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2023, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Bank of America, N.A.	$11,255,961	$11,023,748

Barclays Bank PLC	6,610,320	4,924,688

Citibank, N.A.	12,660,306	12,301,226

Credit Agricole CIB	1,073,593	912,554

JPMorgan Europe Ltd.	8,955,251	4,812,574

NOTE 13–Share Information

	Summary of Share Activity

	Year ended August 31, 2023(a)		Year ended August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	24,740,287	$167,143,126	53,806,876	$387,856,612

Class C	1,657,010	11,168,875	6,948,299	49,959,940

Class R	259,559	1,755,006	536,545	3,881,149

Class Y	122,766,037	829,675,105	430,648,422	3,099,562,405

Class R5	154,057	1,039,674	652,369	4,698,358

Class R6	36,935,311	249,790,827	50,599,877	362,639,249

Issued as reinvestment of dividends:
Class A	7,144,382	48,135,446	3,020,974	21,539,938

Class C	884,584	5,930,520	380,030	2,699,266

Class R	108,537	732,627	38,524	275,229

Class Y	16,953,732	114,003,113	8,844,830	62,703,237

Class R5	69,248	466,625	26,995	192,334

Class R6	6,085,864	40,903,230	2,573,797	18,301,216

Automatic conversion of Class C shares to Class A shares:
Class A	1,304,992	8,819,967	1,874,761	13,434,555

Class C	(1,310,811)	(8,819,967)	(1,882,813)	(13,434,555)

37	Invesco Floating Rate ESG Fund

	Summary of Share Activity

	Year ended August 31, 2023(a)		Year ended August 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(43,493,816)	$(294,042,422)	(30,193,647)	$(215,214,392)

Class C	(4,282,558)	(28,791,625)	(2,953,953)	(20,855,172)

Class R	(341,385)	(2,306,431)	(223,938)	(1,602,738)

Class Y	(309,560,685)	(2,086,907,103)	(218,819,763)	(1,542,060,178)

Class R5	(199,142)	(1,349,631)	(488,219)	(3,476,800)

Class R6	(41,024,647)	(276,654,597)	(40,172,816)	(289,307,524)

Net increase (decrease) in share activity	(181,149,444)	$(1,219,307,635)	265,217,150	$1,941,792,129

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

38	Invesco Floating Rate ESG Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Floating Rate ESG Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Floating Rate ESG Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, portfolio company investees, brokers and agent banks; when replies were not received from portfolio company investees, brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 26, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

39	Invesco Floating Rate ESG Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/23)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,053.90	$5.69	$1,019.66	$5.60	1.10%
Class C	1,000.00	1,051.30	8.27	1,017.14	8.13	1.60
Class R	1,000.00	1,054.10	6.99	1,018.40	6.87	1.35
Class Y	1,000.00	1,055.20	4.40	1,020.92	4.33	0.85
Class R5	1,000.00	1,055.30	4.25	1,021.07	4.18	0.82
Class R6	1,000.00	1,057.20	3.89	1,021.42	3.82	0.75

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

40	Invesco Floating Rate ESG Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Floating Rate ESG Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Credit Suisse Leveraged Loan Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one,

41	Invesco Floating Rate ESG Fund

three and five year periods. The Board considered that the Fund changed it strategy to incorporate consideration of environmental, social and governance (“ESG”) criteria effective August 21, 2020, and that performance prior to that date is that of the Fund using its previous investment strategy, which did not apply ESG criteria. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and specifically that, unlike the Fund, many of the peer funds do not incorporate ESG criteria into the investment process. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual management fees and total expense ratio were in the fifth quintile of its expense group and discussed with management reasons for such relative actual management fees and total expense ratio. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, which information (1) highlighted that the Fund is the only ESG thematic Fund in its expense group and discussed the additional complexity, infrastructure, resources and time required in managing an ESG-thematic fund; and (2) discussed the fees comprising the Fund’s total expense ratio relative to those of peers. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other affiliated exchange traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the

42	Invesco Floating Rate ESG Fund

affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

43	Invesco Floating Rate ESG Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	1.57%
Corporate Dividends Received Deduction*	1.57%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	95.04%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

44	Invesco Floating Rate ESG Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg –1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Floating Rate ESG Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Floating Rate ESG Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	FLR-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Global Real Estate Income Fund

Nasdaq:

A: ASRAX ⬛ C: ASRCX ⬛ Y: ASRYX ⬛ R5: ASRIX ⬛ R6: ASRFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

21	Report of Independent Registered Public Accounting Firm

22	Fund Expenses

23	Approval of Investment Advisory and Sub-Advisory Contracts

26	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class A shares of Invesco Global Real Estate Income Fund (the Fund), at net asset value (NAV), outperformed the Custom Invesco Global Real Estate Income Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.69%
Class C Shares	-3.45
Class Y Shares	-2.57
Class R5 Shares	-2.38
Class R6 Shares	-2.42
MSCI World Index▼ (Broad Market Index)	15.60
Custom Invesco Global Real Estate Income Index⬛ (Style-Specific Index)	-5.19
Lipper Global Real Estate Funds Classification Average◆ (Peer Group)	-4.18

Source(s): ▼RIMES Technologies Corp.; ⬛Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Global equity markets declined at the beginning of the fiscal year weighed down by rising inflation, central bank tightening and a slowing global economy. To tame inflation, several central banks, including the US Federal Reserve, the European Central Bank and the Bank of England, continued to raise interest rates. Emerging market equities, hampered by the strong US dollar, underperformed developed market equities. China faced head-winds, which included the country’s zero-COVID-19 policy and a growing property market crisis.

 Global equity markets posted gains for the fourth quarter of 2022, after better inflation data sparked a rally in October and November. However, investor sentiment worsened in December after central banks signaled continued interest rate hikes into 2023 as inflation remained above target levels. International stocks outperformed US stocks, led by results in the UK and the rest of Europe. Emerging market equities also posted gains for the fourth quarter, driven by China, which eased its zero-COVID-19 policy and started to reopen.

 For the first half of 2023, global equity markets continued to deliver gains amid continued interest rate increases, volatility and a banking crisis. The largest shock came in March 2023 as the failure of two US regional banks, Silicon Valley Bank and Signature Bank, along with the subsequent UBS take-over of Credit Suisse, led to a selloff in US and European financial stocks. Optimism about AI (Artificial Intelligence) boosted technology stocks during the second quarter of 2023. Emerging market equities also posted gains for the first half of 2023 but within the region, China’s equities declined due to weaker-than-expected economic data, real estate developer debt issues and geopolitical concerns.

 Market volatility increased in August 2023, with both developed market equities and emerging market equities declining. For the overall fiscal year ended August 31, 2023, developed market equities posted a positive return, outperforming emerging market equities, which ended the period slightly positive.

 The Invesco Global Real Estate Income Fund outperformed its style-specific benchmark for the fiscal year. Positive absolute and relative performance was driven by exposure to fixed-income securities such as corporate bonds and commercial mortgage-backed securities (CMBS). Additional relative returns were driven by underweight exposure to real estate stocks and security selection therein. On a country basis, the majority of outperformance was sourced from the US. The Fund’s relative outperformance was partially offset by overweight exposure to Germany, underweight exposure to the retail sector and holdings in real estate preferred securities.

 At the position level, a top contributor to the Fund’s relative performance was Life Storage, which operates, develops and manages self-storage assets in the US. During the fiscal year, the Fund benefited from an overweight position as the company’s share price rose as multiple competitors made offers for the company. Life Storage was ultimately acquired and is therefore no longer a holding.

 An additional relative contributor was Tokyu Fudosan Holdings. The company owns and develops office, retail, residential and hotel and leisure assets throughout Japan, with a focus on the Shibuya district of central Tokyo, which is currently benefiting from favorable tenant demand relative to the rest of Tokyo. The company’s earnings outlook exceeded market expectations during the fiscal year amid increased tourism and retail activity following Covid-19-era restrictions, plus increased investor appetite for shares of Japanese real estate companies, which are benefiting from a benign economic and monetary policy situation versus the rest of the world. As of the end of the fiscal year the Fund no longer holds the position.

 A top detractor to relative performance was Equinix, which is a global data center and colocation provider delivering a broad spectrum of storage solutions and services to their customers. The Fund’s underweight position detracted from relative performance during the fiscal year. The company outperformed due to increased data center usage. As of the end of the fiscal year the Fund no longer holds the position.

 Another key detractor during the fiscal year was Simon Property Group, which owns and operates retail real estate properties including regional malls, outlet centers, community/lifestyle centers and international properties. During the fiscal year, the portfolio’s lack of exposure to the company detracted from relative performance as shares of the company outperformed following an extended period of weak performance. During the fiscal year, market sentiment shifted more positively and cyclical property types such as malls outperformed.

 Portfolio activity during the fiscal year included a decrease in equity exposure and an increase in fixed-income exposure vis-à-vis listed real estate corporate bonds and CMBS.

 In 2024, we believe expectations for a more positive growth outlook are likely to unfold as the US economy recovers. We believe the outlook for European equities appears less robust as the region grapples with tighter monetary policy to combat inflation. In Asia, our view is that the outlook is particularly good in Japan, despite having higher inflation. The Bank of Japan has maintained its accommodative monetary policy, boosting its equity markets and stabilizing the economy.

 We thank you for your continued investment in the Invesco Global Real Estate Income Fund.

2	Invesco Global Real Estate Income Fund

Portfolio manager(s):

James Cowen

Grant Jackson

Darin Turner

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Real Estate Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
3	Source(s): Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Real Estate Income Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (5/31/02)	6.20%
10 Years	2.92
5 Years	-0.28
1 Year	-8.08

Class C Shares
Inception (3/9/07)	2.47%
10 Years	2.90
5 Years	0.10
1 Year	-4.40

Class Y Shares
Inception (10/3/08)	5.29%
10 Years	3.76
5 Years	1.11
1 Year	-2.57

Class R5 Shares
Inception (3/9/07)	3.21%
10 Years	3.82
5 Years	1.14
1 Year	-2.38

Class R6 Shares
Inception (9/24/12)	3.54%
10 Years	3.93
5 Years	1.25
1 Year	-2.42

On March 12, 2007, the Fund reorganized from a Closed-End Fund to an Open-End Fund. Performance shown prior to that date is that of the Closed-End Fund’s Common shares and includes the fees applicable to Common shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions (reinvested at net asset value, except for periods prior to March 12, 2007 where reinvestments were made at the lower of the Closed-End Fund’s net asset value or market price), changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

 Fund performance was positively impacted by a temporary 2% fee on redemptions that was in effect from March 12, 2007 to March 12, 2008. Without income from this temporary fee, returns would have been lower.

5	Invesco Global Real Estate Income Fund

Supplemental Information

Invesco Global Real Estate Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco Global Real Estate Income Index is composed of FTSE NAREIT All Equity REIT Index through August 31, 2011, and FTSE EPRA/NAREIT Developed Index, which is computed using the net return by withholding applicable taxes, thereafter. The FTSE NAREIT All Equity REIT Index is considered representative of US REITs. The FTSE EPRA/ NAREIT Developed Index is considered representative of global real estate companies and REITs.

∎	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Pro-

gram’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the invest-

ment). The Liquidity Rule and the Pro- gram also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and imple- mented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid In- vestments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Global Real Estate Income Fund

Fund Information

Portfolio Composition

By country	% of total net assets

United States	69.00%

Japan	4.66

Germany	4.59

Hong Kong	4.21

United Kingdom	3.90

Canada	3.00

Countries, each less than 2% of portfolio	5.72

Money Market Funds Plus Other Assets Less Liabilities	4.92

Top 10 Equity Holdings*

		% of total net assets

1.	Prologis, Inc.	5.02%

2.	Healthpeak Properties, Inc.	4.16

3.	Rexford Industrial Realty, Inc.	3.44

4.	Digital Realty Trust, Inc.	3.37

5.	VICI Properties, Inc.	3.37

6.	Alexandria Real Estate Equities, Inc.	3.23

7.	Sun Communities, Inc.	3.02

8.	Vonovia SE	2.44

9.	Mitsui Fudosan Co. Ltd.	2.04

10.	UMH Properties, Inc., Series D, Pfd.	2.08

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco Global Real Estate Income Fund

Schedule of Investments

August 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–61.94%

Australia–1.99%
Dexus	1,238,494	$6,189,390

Scentre Group	3,200,663	5,686,003

		11,875,393

Belgium–0.60%
Cofinimmo S.A.	46,047	3,587,112

Canada–3.00%
Allied Properties REIT	192,800	2,963,630

Chartwell Retirement Residences	877,303	6,668,074

RioCan REIT	575,900	8,230,187

		17,861,891

Germany–4.59%
LEG Immobilien SE(a)	159,562	11,523,300

Sirius Real Estate Ltd.	1,177,752	1,295,672

Vonovia SE	606,152	14,528,622

		27,347,594

Hong Kong–4.21%
Hang Lung Properties Ltd.	5,404,000	7,186,590

Link REIT	1,966,300	9,722,944

Sun Hung Kai Properties Ltd.	730,000	8,194,311

		25,103,845

Japan–4.66%
GLP J-Reit	12,657	11,943,558

Mitsui Fudosan Co. Ltd.	556,300	12,180,114

Mitsui Fudosan Logistics Park, Inc.	1,085	3,691,756

		27,815,428

Singapore–1.04%
CapitaLand Investment Ltd.	2,599,200	6,231,387

United Kingdom–3.90%
Big Yellow Group PLC	232,550	3,156,186
Derwent London PLC	371,426	8,717,029
Segro PLC	1,222,674	11,383,803

		23,257,018

United States–37.95%
Agree Realty Corp.	182,899	11,306,816

Alexandria Real Estate Equities, Inc.(b)	165,643	19,270,907

American Tower Corp.	31,060	5,631,799

Camden Property Trust	25,402	2,733,763

Crown Castle, Inc.	39,903	4,010,251

Digital Realty Trust, Inc.	152,573	20,096,916

Gaming and Leisure Properties, Inc.	125,168	5,932,963

Healthpeak Properties, Inc.	1,205,288	24,804,826

Outfront Media, Inc.	460,179	5,223,032

Prologis, Inc.	241,081	29,942,260

Public Storage	36,788	10,167,467

Realty Income Corp.	96,484	5,406,963

Rexford Industrial Realty, Inc.(b)	383,012	20,479,652

Sun Communities, Inc.	147,218	18,022,428

Terreno Realty Corp.(b)	181,186	11,032,416

	Shares	Value

United States–(continued)
UDR, Inc.	192,250	$7,670,775
Ventas, Inc.	102,318	4,469,250
VICI Properties, Inc.	650,989	20,076,501

		226,278,985

Total Common Stocks & Other Equity Interests (Cost $382,241,554)		369,358,653

	Principal Amount
Asset-Backed Securities–19.95%
BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, 7.07% (1 mo. Term SOFR + 1.76%), 09/15/2036(c)(d)	$6,000,000	5,714,259

Series 2021-VOLT, Class E, 7.42% (1 mo. Term SOFR + 2.11%), 09/15/2036(c)(d)	395,000	375,165

BX Trust, Series 2021-MFM1, Class E, 7.67% (1 mo. Term SOFR + 2.36%), 01/15/2034(c)(d)	9,494,576	9,202,707

CEDR Commercial Mortgage Trust, Series 2022-SNAI, Class E, 8.33% (1 mo. Term SOFR + 3.02%), 02/15/2039(c)(d)	500,000	420,955

CFK Trust, Series 2019-FAX, Class E, 4.79%, 01/15/2039(c)(e)	1,000,000	830,492

Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class E, 4.90%, 01/10/2036(c)(e)	2,649,000	2,640,439

Series 2020-420K, Class E, 3.42%, 11/10/2042(c)(e)	4,586,000	3,125,121

Series 2020-555, Class F, 3.62%, 12/10/2041(c)(e)	800,000	568,137

Series 2019-SMRT, Class D, 4.90%, 01/10/2036(c)(e)	260,000	259,173

Series 2020-420K, Class D, 3.42%, 11/10/2042(c)(e)	1,000,000	719,940

Cold Storage Trust, Series 2020-ICE5, Class E, 8.19% (1 mo. Term SOFR + 2.88%), 11/15/2037(c)(d)	10,788,321	10,754,634

Commercial Mortgage Trust, Series 2019-GC44, Class 180B, 3.51%, 08/15/2057(c)(e)	1,500,000	1,333,727

Series 2020-SBX, Class D, 2.40%, 01/10/2038(c)(e)	6,200,000	5,084,159

Series 2019-GC44, Class 180C, 3.51%, 08/15/2057(c)(e)	5,500,000	4,747,475

Series 2017-PANW, Class E, 4.13%, 10/10/2029(c)(e)	182,000	155,419

Series 2017-PANW, Class D, 4.34%, 10/10/2029(c)(e)	580,000	509,391

Credit Suisse Mortgage Capital Trust, Series 2021-BHAR, Class E, 8.93% (1 mo. Term SOFR + 3.61%), 11/15/2038(c)(d)	2,750,000	2,701,674

CSMC, Series 2021-BHAR, Class C, 7.43% (1 mo. Term SOFR + 2.11%), 11/15/2038(c)(d)	170,000	167,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Real Estate Income Fund

	Principal Amount	Value

GS Mortgage Securities Corp. Trust, Series 2022-GTWY, Class A, 8.71% (1 mo. Term SOFR + 3.40%), 08/15/2039(c)(d)	$10,050,000	$10,047,159

Hilton USA Trust, Series 2016-HHV, Class E, 4.33%, 11/05/2038(c)(e)	1,761,000	1,586,885

Independence Plaza Trust, Series 2018-INDP, Class E, 5.00%, 07/10/2035(c)	7,000,000	6,341,306
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2019-UES, Class F, 4.60%, 05/05/2032(c)(e)	558,000	522,023

Series 2019-UES, Class B, 4.14%, 05/05/2032(c)	401,000	385,317

Series 2019-UES, Class C, 4.34%, 05/05/2032(c)	116,000	110,738

Series 2019-UES, Class D, 4.60%, 05/05/2032(c)(e)	119,000	112,697

Series 2019-UES, Class E, 4.60%, 05/05/2032(c)(e)	138,000	129,749

Series 2019-UES, Class G, 4.60%, 05/05/2032(c)(e)	158,000	146,952

MHC Commercial Mortgage Trust, Series 2021-MHC, Class F, 8.03% (1 mo. Term SOFR + 2.72%), 04/15/2038(c)(d)	8,000,000	7,800,354

Morgan Stanley Capital I Trust, Series 2018-SUN, Class F, 8.23% (1 mo. Term SOFR + 2.91%), 07/15/2035(c)(d)	11,306,000	11,040,791

MSCG Trust, Series 2018-SELF, Class E, 7.51% (1 mo. Term SOFR + 2.20%), 10/15/2037(c)(d)	3,808,103	3,727,954

Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC, Class AMZ3, 3.62%, 01/15/2037(c)(e)	5,326,000	3,713,231

Series 2020-2PAC, Class AMZ2, 3.62%, 01/15/2037(c)(e)	800,000	634,464

SG Commercial Mortgage Securities Trust, Series 2019-PREZ, Class E, 3.59%, 09/15/2039(c)(e)	6,157,000	4,660,159

STWD Trust, Series 2021-FLWR, Class E, 7.35% (1 mo. Term SOFR + 2.04%), 07/15/2036(c)(d)	4,950,000	4,725,193

Series 2021-FLWR, Class F, 8.10% (1 mo. Term SOFR + 2.79%), 07/15/2036(c)(d)	3,400,000	3,238,572

Prima Capital CRE Securitization Ltd., Series 2019-RK1, Class BT, 4.45%, 04/15/2038(c)	14,154,000	10,741,207

Total Asset-Backed Securities (Cost $125,890,757)		118,975,314

	Shares
Preferred Stocks–7.73%
United States–7.73%
American Homes 4 Rent, 5.88%, Series G, Pfd.	84,200	1,882,712

American Homes 4 Rent, 6.25%, Series H, Pfd.	200,100	4,572,285

DiamondRock Hospitality Co., 8.25%, Pfd.	168,578	4,347,627

Digital Realty Trust, Inc., 5.20%, Series L, Pfd.	3,730	78,405

	Shares	Value

United States–(continued)
Eagle Hospitality Properties Trust, Inc., 8.25%, Series A, Pfd.(f)	195,800	$0

National Storage Affiliates Trust, 6.00%, Series A, Pfd.	243,300	5,649,426

Pebblebrook Hotel Trust, 6.38%, Series E, Pfd.	223,861	4,539,901

Pebblebrook Hotel Trust, 6.30%, Series F, Pfd.	173,676	3,536,043

Rexford Industrial Realty, Inc., 5.63%, Series C, Pfd.	100,500	2,263,250

RLJ Lodging Trust, 1.95%, Series A, Conv. Pfd.	75,739	1,827,582

SITE Centers Corp., 6.38%, Series A, Pfd.	214,100	5,039,914

UMH Properties, Inc., 6.38%, Series D, Pfd.	566,800	12,390,248

Total Preferred Stocks (Cost $53,374,490)		46,127,393

	Principal Amount

U.S. Dollar Denominated Bonds & Notes–4.21%

France–0.29%
WEA Finance LLC, 2.88%, 01/15/2027(c)	$2,000,000	1,734,667

United States–3.92%
Outfront Media Capital LLC/Outfront Media Capital Corp., 6.25%, 06/15/2025(c)	5,438,000	5,347,729

RLJ Lodging Trust L.P., 3.75%, 07/01/2026(c)	4,000,000	3,668,600

SBA Communications Corp., 3.88%, 02/15/2027	2,000,000	1,850,941

3.13%, 02/01/2029	9,698,000	8,313,216

VICI Properties L.P./VICI Note Co., Inc., 4.25%, 12/01/2026(c)	1,500,000	1,414,460

4.50%, 01/15/2028(c)	3,000,000	2,786,655

		23,381,601

Total U.S. Dollar Denominated Bonds & Notes (Cost $25,320,053)		25,116,268

Municipal Obligations–1.25%
United States–1.25%
New York City Housing Development Corp., Series 2014, RB, 3.71%, 02/15/2048 (Cost $7,272,210)	7,735,000	7,446,159

	Shares

Money Market Funds–4.63%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(g)(h)	9,655,129	9,655,129

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(g)(h)	6,895,139	6,895,829

Invesco Treasury Portfolio, Institutional Class, 5.25%(g)(h)	11,034,434	11,034,434

Total Money Market Funds (Cost $27,585,388)		27,585,392

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.71% (Cost $621,684,452)		594,609,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Real Estate Income Fund

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.44%
Invesco Private Government Fund, 5.30%(g)(h)(i)	728,598	$728,598

Invesco Private Prime Fund, 5.51%(g)(h)(i)	1,873,540	1,873,540

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,602,138)		2,602,138

TOTAL INVESTMENTS IN SECURITIES–100.15% (Cost $624,286,590)		597,211,317

OTHER ASSETS LESS LIABILITIES–(0.15)%		(911,041)

NET ASSETS–100.00%		$596,300,276

Investment Abbreviations:

Conv.	– Convertible
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $133,927,425, which represented 22.46% of the Fund’s Net Assets.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(e)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2023.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$10,896,330	$65,354,355	$(66,595,556)	$–	$–	$9,655,129	$262,067
Invesco Liquid Assets Portfolio, Institutional Class	9,014,912	46,681,683	(48,799,935)	(4,080)	3,249	6,895,829	183,707
Invesco Treasury Portfolio, Institutional Class	12,452,949	74,690,691	(76,109,206)	–	–	11,034,434	271,866
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,515,288	100,484,748	(104,271,438)	–	–	728,598	154,916	*
Invesco Private Prime Fund	11,610,739	231,052,260	(240,791,791)	(1,124)	3,456	1,873,540	412,892	*
Total	$48,490,218	$518,263,737	$(536,567,926)	$(5,204)	$6,705	$30,187,530	$1,285,448

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Real Estate Income Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $594,099,064)*	$567,023,787

Investments in affiliated money market funds, at value (Cost $30,187,526)	30,187,530

Foreign currencies, at value (Cost $535,320)	534,736
Receivable for:
Investments sold	10,815,610

Fund shares sold	67,680

Dividends	1,392,198

Interest	661,149

Investment for trustee deferred compensation and retirement plans	91,662

Other assets	115,948

Total assets	610,890,300

Liabilities:
Payable for:
Investments purchased	10,667,749

Fund shares reacquired	984,725

Collateral upon return of securities loaned	2,602,138

Accrued fees to affiliates	185,492

Accrued trustees’ and officers’ fees and benefits	1,682

Accrued other operating expenses	48,561

Trustee deferred compensation and retirement plans	99,677

Total liabilities	14,590,024

Net assets applicable to shares outstanding	$596,300,276

Net assets consist of:

Shares of beneficial interest	$648,309,199
Distributable earnings (loss)	(52,008,923)

$596,300,276

Net Assets:
Class A	$93,512,031

Class C	$3,303,944

Class Y	$301,209,870

Class R5	$1,302,623

Class R6	$196,971,808

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,792,991

Class C	417,097

Class Y	38,114,634

Class R5	164,666

Class R6	24,864,764

Class A:
Net asset value per share	$7.93

Maximum offering price per share
(Net asset value of $7.93 ÷ 94.50%)	$8.39

Class C:
Net asset value and offering price per share	$7.92

Class Y:
Net asset value and offering price per share	$7.90

Class R5:
Net asset value and offering price per share	$7.91

Class R6:
Net asset value and offering price per share	$7.92

*	At August 31, 2023, securities with an aggregate value of $2,532,611 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Real Estate Income Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:
Interest	$9,600,024

Dividends (net of foreign withholding taxes of $413,456)	17,198,079

Dividends from affiliated money market funds (includes net securities lending income of $26,204)	743,844

Total investment income	27,541,947

Expenses:
Advisory fees	4,449,200

Administrative services fees	83,619

Custodian fees	10,728

Distribution fees:
Class A	252,239

Class C	43,795

Transfer agent fees – A, C and Y	686,374

Transfer agent fees – R5	1,304

Transfer agent fees – R6	60,416

Trustees’ and officers’ fees and benefits	20,731

Registration and filing fees	72,452

Reports to shareholders	40,271

Professional services fees	60,760

Other	19,629

Total expenses	5,801,518

Less: Fees waived and/or expense offset arrangement(s)	(20,520)

Net expenses	5,780,998

Net investment income	21,760,949

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(9,190,255)

Affiliated investment securities	6,705

Foreign currencies	(21,435)

(9,204,985)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(30,841,268)

Affiliated investment securities	(5,204)

Foreign currencies	6,158

(30,840,314)

Net realized and unrealized gain (loss)	(40,045,299)

Net increase (decrease) in net assets resulting from operations	$(18,284,350)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Real Estate Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$21,760,949	$13,519,646

Net realized gain (loss)	(9,204,985)	16,836,632

Change in net unrealized appreciation (depreciation)	(30,840,314)	(129,223,111)

Net increase (decrease) in net assets resulting from operations	(18,284,350)	(98,866,833)

Distributions to shareholders from distributable earnings:
Class A	(2,443,875)	(1,687,360)

Class C	(74,239)	(66,761)

Class Y	(7,676,883)	(4,567,739)

Class R5	(35,932)	(36,335)

Class R6	(5,605,758)	(3,295,063)

Total distributions from distributable earnings	(15,836,687)	(9,653,258)

Return of capital:
Class A	–	(1,358,095)

Class C	–	(53,733)

Class Y	–	(3,676,404)

Class R5	–	(29,244)

Class R6	–	(2,652,076)

Total return of capital	–	(7,769,552)

Total distributions	(15,836,687)	(17,422,810)

Share transactions–net:
Class A	(16,568,731)	(10,925,757)

Class C	(2,180,572)	(2,706,669)

Class Y	13,177,665	12,540,848

Class R5	(43,646)	(1,876,467)

Class R6	(5,560,973)	7,827,965

Net increase (decrease) in net assets resulting from share transactions	(11,176,257)	4,859,920

Net increase (decrease) in net assets	(45,297,294)	(111,429,723)

Net assets:
Beginning of year	641,597,570	753,027,293

End of year	$596,300,276	$641,597,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Real Estate Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)

Class A
Year ended 08/31/23	$8.35	$0.27	$(0.50)	$(0.23)	$(0.19)	$ –	$ –	$(0.19)	$7.93	(2.69)%	$93,512	1.21%		1.21%		3.39%		78%
Year ended 08/31/22	9.88	0.16	(1.48)	(1.32)	(0.12)	–	(0.09)	(0.21)	8.35	(13.56)	116,084	1.20		1.20		1.69		39
Year ended 08/31/21	8.06	0.14	1.84	1.98	(0.16)	–	–	(0.16)	9.88	24.81 (d)	149,008	1.19	(d)	1.19	(d)	1.63	(d)	41
Year ended 08/31/20	9.57	0.21	(0.99)	(0.78)	(0.48)	(0.25)	–	(0.73)	8.06	(8.55)	135,022	1.22		1.22		2.48		72
Year ended 08/31/19	9.11	0.28	0.49	0.77	(0.31)	–	–	(0.31)	9.57	8.69	175,013	1.25		1.25		3.05		41
Class C
Year ended 08/31/23	8.34	0.21	(0.50)	(0.29)	(0.13)	–	–	(0.13)	7.92	(3.45)	3,304	1.96		1.96		2.64		78
Year ended 08/31/22	9.86	0.09	(1.47)	(1.38)	(0.08)	–	(0.06)	(0.14)	8.34	(14.15)	5,782	1.95		1.95		0.94		39
Year ended 08/31/21	8.05	0.08	1.82	1.90	(0.09)	–	–	(0.09)	9.86	23.79	9,722	1.95		1.95		0.87		41
Year ended 08/31/20	9.55	0.15	(0.99)	(0.84)	(0.41)	(0.25)	–	(0.66)	8.05	(9.22)	21,394	1.97		1.97		1.73		72
Year ended 08/31/19	9.09	0.21	0.49	0.70	(0.24)	–	–	(0.24)	9.55	7.89	39,088	2.00		2.00		2.30		41
Class Y
Year ended 08/31/23	8.33	0.29	(0.51)	(0.22)	(0.21)	–	–	(0.21)	7.90	(2.57)	301,210	0.96		0.96		3.64		78
Year ended 08/31/22	9.84	0.18	(1.46)	(1.28)	(0.13)	–	(0.10)	(0.23)	8.33	(13.20)	305,110	0.95		0.95		1.94		39
Year ended 08/31/21	8.03	0.17	1.82	1.99	(0.18)	–	–	(0.18)	9.84	25.08	347,456	0.95		0.95		1.87		41
Year ended 08/31/20	9.54	0.23	(0.99)	(0.76)	(0.50)	(0.25)	–	(0.75)	8.03	(8.34)	296,997	0.97		0.97		2.73		72
Year ended 08/31/19	9.08	0.30	0.49	0.79	(0.33)	–	–	(0.33)	9.54	8.98	389,619	1.00		1.00		3.30		41
Class R5
Year ended 08/31/23	8.33	0.29	(0.49)	(0.20)	(0.22)	–	–	(0.22)	7.91	(2.38)	1,303	0.89		0.89		3.71		78
Year ended 08/31/22	9.87	0.19	(1.49)	(1.30)	(0.13)	–	(0.11)	(0.24)	8.33	(13.41)	1,424	0.89		0.89		2.00		39
Year ended 08/31/21	8.05	0.17	1.83	2.00	(0.18)	–	–	(0.18)	9.87	25.21	3,504	0.89		0.89		1.93		41
Year ended 08/31/20	9.56	0.24	(1.00)	(0.76)	(0.50)	(0.25)	–	(0.75)	8.05	(8.27)	2,940	0.91		0.91		2.79		72
Year ended 08/31/19	9.11	0.31	0.48	0.79	(0.34)	–	–	(0.34)	9.56	8.98	4,517	0.90		0.90		3.40		41
Class R6
Year ended 08/31/23	8.35	0.30	(0.51)	(0.21)	(0.22)	–	–	(0.22)	7.92	(2.42)	196,972	0.82		0.82		3.78		78
Year ended 08/31/22	9.87	0.19	(1.47)	(1.28)	(0.13)	–	(0.11)	(0.24)	8.35	(13.14)	213,197	0.82		0.82		2.07		39
Year ended 08/31/21	8.05	0.18	1.83	2.01	(0.19)	–	–	(0.19)	9.87	25.33	243,338	0.80		0.80		2.02		41
Year ended 08/31/20	9.56	0.24	(0.99)	(0.75)	(0.51)	(0.25)	–	(0.76)	8.05	(8.17)	205,791	0.82		0.82		2.88		72
Year ended 08/31/19	9.11	0.32	0.48	0.80	(0.35)	–	–	(0.35)	9.56	9.08	137,183	0.81		0.81		3.49		41

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended August 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Global Real Estate Income Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Global Real Estate Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income and, secondarily, capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

15	Invesco Global Real Estate Income Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

16	Invesco Global Real Estate Income Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2023, the Fund paid the Adviser $1,508 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the ”boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2023, the Adviser waived advisory fees of $18,502.

17	Invesco Global Real Estate Income Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $4,740 in front-end sales commissions from the sale of Class A shares and $0 and $46 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$11,875,393	$ –	$11,875,393

Belgium	–	3,587,112	–	3,587,112

Canada	17,861,891	–	–	17,861,891

Cayman Islands	–	10,741,207	–	10,741,207

France	–	1,734,667	–	1,734,667

Germany	–	27,347,594	–	27,347,594

Hong Kong	–	25,103,845	–	25,103,845

Japan	–	27,815,428	–	27,815,428

Singapore	–	6,231,387	–	6,231,387

United Kingdom	–	23,257,018	–	23,257,018

United States	272,406,378	139,061,867	–	411,468,245

Money Market Funds	27,585,392	2,602,138	–	30,187,530

Total Investments	$317,853,661	$279,357,656	$–	$597,211,317

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,018.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be

18	Invesco Global Real Estate Income Fund

invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$15,836,687	$9,653,258

Return of capital	–	7,769,552

Total distributions	$15,836,687	$17,422,810

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$3,988,844

Net unrealized appreciation (depreciation) – investments	(26,756,186)

Net unrealized appreciation (depreciation) – foreign currencies	(24,619)

Temporary book/tax differences	(71,649)

Capital loss carryforward	(29,145,313)

Shares of beneficial interest	648,309,199

Total net assets	$596,300,276

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, passive foreign investment companies and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$12,674,701	$16,470,612	$29,145,313

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $453,056,305 and $453,088,198, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 27,847,851

Aggregate unrealized (depreciation) of investments	(54,604,037)

Net unrealized appreciation (depreciation) of investments	$(26,756,186)

Cost of investments for tax purposes is $623,967,503.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, REITs and passive foreign investment companies, on August 31, 2023, undistributed net investment income was decreased by $1,822,359, undistributed net realized gain (loss) was decreased by $1,138,828 and shares of beneficial interest was increased by $2,961,187. This reclassification had no effect on the net assets of the Fund.

19	Invesco Global Real Estate Income Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2023(a)		August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	784,402	$6,219,838	821,050	$7,570,649

Class C	28,186	220,521	82,112	786,263

Class Y	12,424,655	98,941,273	9,747,048	89,538,332

Class R5	16,810	134,803	397,332	3,423,282

Class R6	2,029,257	15,881,336	3,014,685	28,267,916

Issued as reinvestment of dividends:
Class A	235,482	1,838,951	245,974	2,277,023

Class C	6,984	54,587	9,673	90,061

Class Y	804,678	6,254,788	730,360	6,734,985

Class R5	4,302	33,482	6,612	62,043

Class R6	705,982	5,503,062	635,931	5,861,642

Automatic conversion of Class C shares to Class A shares:
Class A	145,994	1,139,001	243,584	2,271,729

Class C	(146,042)	(1,139,001)	(243,701)	(2,271,729)

Reacquired:
Class A	(3,269,658)	(25,766,521)	(2,502,932)	(23,045,158)

Class C	(165,030)	(1,316,679)	(140,837)	(1,311,264)

Class Y	(11,761,099)	(92,018,396)	(9,129,917)	(83,732,469)

Class R5	(27,254)	(211,931)	(588,168)	(5,361,792)

Class R6	(3,414,415)	(26,945,371)	(2,766,698)	(26,301,593)

Net increase (decrease) in share activity	(1,596,766)	$(11,176,257)	562,108	$4,859,920

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 37% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

 In addition, 22% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

20	Invesco Global Real Estate Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Global Real Estate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21	Invesco Global Real Estate Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/23)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$981.80	$6.04	$1,019.11	$6.16	1.21%
Class C	1,000.00	978.00	9.77	1,015.32	9.96	1.96
Class Y	1,000.00	982.90	4.80	1,020.37	4.89	0.96
Class R5	1,000.00	983.30	4.45	1,020.72	4.53	0.89
Class R6	1,000.00	983.70	4.10	1,021.07	4.18	0.82

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22	Invesco Global Real Estate Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Real Estate Income Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the third quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Board acknowledged limitations regarding the Broadridge data, in

23	Invesco Global Real Estate Income Fund

particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and specifically that many of the peer funds are all equity funds while the Fund has a fixed income component which may result in lagging performance relative to peers during strong equity markets. The Board considered that the Fund’s overweight exposure to preferred equity securities detracted from performance and considered this in the context of the Fund’s stated objective which includes a current income component. The Board also considered that the Fund underwent a change in portfolio management in 2022, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the

Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending

24	Invesco Global Real Estate Income Fund

activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25	Invesco Global Real Estate Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	17.71%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	40.34%
Business Interest Income*	36.72%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26	Invesco Global Real Estate Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Real Estate Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Real Estate Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Global Real Estate Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Real Estate Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Real Estate Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Global Real Estate Income Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	GREI-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Growth and Income Fund

Nasdaq:

A: ACGIX ⬛ C: ACGKX ⬛ R: ACGLX ⬛ Y: ACGMX ⬛ R5: ACGQX ⬛ R6: GIFFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Fund Expenses

24	Approval of Investment Advisory and Sub-Advisory Contracts

27	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class A shares of Invesco Growth and Income Fund (the Fund), at net asset value (NAV), underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.00%
Class C Shares	7.25
Class R Shares	7.75
Class Y Shares	8.28
Class R5 Shares	8.36
Class R6 Shares	8.45
S&P 500 Index▼ (Broad Market Index)	15.94
Russell 1000 Value Index▼ (Style-Specific Index)	8.59
Lipper Large-Cap Value Funds Index⬛ (Peer Group Index)	11.52

Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

 US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent inves-

tors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Je-rome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

 Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

 Within the Russell 1000 Value Index, nine out of eleven sectors posted gains for the fiscal year. Industrials, information technology (IT) and communication had the highest returns, while utilities and real estate declined.

 Stock selection in the IT sector was the largest contributor to relative performance during the fiscal year, due in part to Lam Research. The stock traded higher amid improving investor sentiment for semiconductors, as the cyclical slowdown in the industry appeared to be nearing an end. Despite a difficult environment for chipmakers, the company has executed well and we maintained our position in the company at fiscal year-end.

 Stock selection in consumer discretionary also contributed to the Fund’s relative return, due largely to TJX Companies. The company, which owns off price retailers T.J. Maxx, Marshall’s and Home Goods, reported better-than-expected profit margins and earnings due to strong same store sales at T.J. Maxx and Marshall’s. The company has a more flexible business model than traditional retailers, which in our opinion, has been an advantage in a difficult retail environment. We maintained our position in the stock at fiscal year-end.

 Stock selection and an underweight in utilities and real estate also aided relative performance, as these were the weakest sectors within the benchmark for the fiscal year.

 Stock selection in financials was the largest detractor from relative performance for the fiscal year, as the failure of several regional banks in March weighed on the overall banking industry and Fund holdings such as Bank of America, Citizens Financial and PNC Financial Services. Charles Schwab was also affected by the banking crisis as investors became concerned about the company’s banking operation’s access to capital. While Charles Schwab’s deposits have exposure to bond losses, we believe the company has adequate liquidity and reserves to meet client withdrawals. Unrelated to banks, electronic payments firm PayPal was a significant detractor in financials. The company reported strong earnings but reduced its margin outlook for the full year due to growth in its Braintree unit, which includes Venmo. While the Braintree segment is taking share, it has lower profit margins than the flagship business. We maintained our positions in these holdings at fiscal year-end.

 Stock selection in energy also detracted from relative performance, due primarily to Devon Energy, an oil and gas producer based in Oklahoma. The company faced a challenging environment as natural gas prices were low for most of the fiscal year, and oil prices

2	Invesco Growth and Income Fund

traded in a narrow range for much of the period. Additionally, higher costs and investor concerns about productivity declines in its Permian assets weighed on the stock. We held this stock at fiscal year-end.

 Stock selection in the communication services sector was another detractor from relative performance, due primarily to media giant Walt Disney. The company reported earnings that were generally in line with expectations, but the company is losing subscribers from its Disney+ streaming platform. The stock sold off amid investor concerns about long-term growth and profitability in that segment of the business. We maintained our position in Walt Disney at fiscal year-end, as we believe the company’s diversified revenue stream should be able to withstand a period of declining subscriber growth.

 The Fund held currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had negligible impact on the Fund’s relative performance for the fiscal year.

 During the fiscal year, the team increased the Fund’s exposure to communication services and IT and reduced exposure to consumer discretionary and financials. At fiscal year-end, the Fund’s largest absolute sector exposures were in financials, health care and industrials. The largest overweight exposures relative to the Russell 1000 Value Index were in communication services, IT and energy, while the largest underweights were in utilities, materials and consumer staples.

 As always, we thank you for your investment in Invesco Growth and Income Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Lipper Inc.

Portfolio manager(s):

Brian Jurkash - Lead

Sergio Marcheli

Matthew Titus - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Growth and Income Fund

Average Annual Total Returns

As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (8/1/46)	9.31%
10 Years	8.08
5 Years	5.35
1 Year	2.06

Class C Shares
Inception (8/2/93)	9.17%
10 Years	8.06
5 Years	5.78
1 Year	6.28

Class R Shares
Inception (10/1/02)	8.54%
10 Years	8.42
5 Years	6.28
1 Year	7.75

Class Y Shares
Inception (10/19/04)	8.25%
10 Years	8.96
5 Years	6.81
1 Year	8.28

Class R5 Shares
Inception (6/1/10)	10.62%
10 Years	9.05
5 Years	6.88
1 Year	8.36

Class R6 Shares
Inception (9/24/12)	10.11%
10 Years	9.15
5 Years	6.97
1 Year	8.45

Effective June 1, 2010, Class A, Class C, Class R and Class I shares of the predecessor fund, Van Kampen Growth and Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C, Class R and Class Y shares, respectively, of Invesco Van Kampen Growth and Income Fund (renamed Invesco Growth and Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are those for Class A, Class C, Class R and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Growth and Income Fund

Supplemental Information

Invesco Growth and Income Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/servicemark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

∎	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and imple- mented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid In- vestments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Growth and Income Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	18.27%

Health Care	16.01

Industrials	12.03

Information Technology	11.78

Energy	10.16

Communication Services	9.24

Consumer Discretionary	6.15

Consumer Staples	6.12

Real Estate	2.97

Utilities	2.56

Materials	2.55

Money Market Funds Plus Other Assets Less Liabilities	2.16

Top 10 Equity Holdings*

		% of total net assets

1.	Wells Fargo & Co.	3.54%

2.	CBRE Group, Inc., Class A	2.97

3.	ConocoPhillips	2.81

4.	Bank of America Corp.	2.50

5.	Exxon Mobil Corp.	2.46

6.	Alphabet, Inc., Class A	2.36

7.	American International Group, Inc.	2.08

8.	Johnson & Johnson	2.05

9.	Cisco Systems, Inc.	1.99

10.	Sanofi	1.97

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco Growth and Income Fund

Schedule of Investments(a)

August 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–97.84%
Aerospace & Defense–2.53%
RTX Corp.	612,324	$52,684,357

Textron, Inc.	627,019	48,725,646

		101,410,003

Air Freight & Logistics–1.01%
FedEx Corp.	154,790	40,403,286

Apparel Retail–1.04%
TJX Cos., Inc. (The)	452,213	41,820,658

Application Software–2.20%
Salesforce, Inc.(b)	186,564	41,316,463

Splunk, Inc.(b)	386,710	46,892,455

		88,208,918

Asset Management & Custody Banks–1.53%
KKR & Co., Inc., Class A	976,765	61,350,610

Automobile Manufacturers–1.30%
General Motors Co.	1,557,862	52,203,956

Broadline Retail–1.78%
Amazon.com, Inc.(b)	516,751	71,316,806

Building Products–1.75%
Johnson Controls International PLC	1,187,153	70,113,256

Cable & Satellite–2.66%
Charter Communications, Inc., Class A(b)(c)	122,156	53,518,987

Comcast Corp., Class A	1,133,239	52,990,255

		106,509,242

Casinos & Gaming–1.14%
Las Vegas Sands Corp.	834,122	45,759,933

Communications Equipment–1.99%
Cisco Systems, Inc.	1,389,063	79,662,763

Consumer Finance–0.96%
American Express Co.	242,452	38,304,992

Distillers & Vintners–1.21%
Diageo PLC (United Kingdom)	1,185,302	48,589,600

Distributors–0.89%
Genuine Parts Co.	230,684	35,463,051

Diversified Banks–7.12%
Bank of America Corp.	3,493,682	100,163,863

PNC Financial Services Group, Inc. (The)	357,060	43,107,854

Wells Fargo & Co.	3,433,730	141,778,711

		285,050,428

Electric Utilities–2.56%
American Electric Power Co., Inc.	470,455	36,883,672

Exelon Corp.	822,145	32,984,457

FirstEnergy Corp.	906,325	32,691,143

		102,559,272

	Shares	Value

Electrical Components & Equipment–0.95%
Emerson Electric Co.	385,561	$37,881,368

Electronic Manufacturing Services–1.00%
TE Connectivity Ltd.	301,617	39,931,075

Fertilizers & Agricultural Chemicals–0.71%
Corteva, Inc.	559,500	28,260,345

Food Distributors–2.03%
Sysco Corp.	676,496	47,117,946

US Foods Holding Corp.(b)	844,664	34,149,766

		81,267,712

Gold–0.74%
Barrick Gold Corp. (Canada)	1,836,669	29,772,405

Health Care Equipment–2.68%
GE HealthCare Technologies, Inc.	430,687	30,341,899

Medtronic PLC	768,564	62,637,966

Zimmer Biomet Holdings, Inc.	121,667	14,492,973

		107,472,838

Health Care Facilities–0.67%
Universal Health Services, Inc., Class B	199,022	26,808,263

Health Care Services–2.45%
Cigna Group (The)	215,404	59,507,509

CVS Health Corp.	591,070	38,520,032

		98,027,541

Industrial Machinery & Supplies & Components–2.76%
Parker-Hannifin Corp.	180,741	75,350,923

Stanley Black & Decker, Inc.	374,775	35,371,264

		110,722,187

Insurance Brokers–1.48%
Willis Towers Watson PLC	286,779	59,294,426

Integrated Oil & Gas–4.10%
Chevron Corp.	183,758	29,603,414

Exxon Mobil Corp.	886,600	98,581,054

Shell PLC (Netherlands)	1,172,255	35,841,643

		164,026,111

Interactive Media & Services–3.98%
Alphabet, Inc., Class A(b)	692,696	94,324,414

Meta Platforms, Inc., Class A(b)	219,403	64,919,154

		159,243,568

Investment Banking & Brokerage–2.64%
Charles Schwab Corp. (The)	708,288	41,895,235

Goldman Sachs Group, Inc. (The)	194,728	63,814,313

		105,709,548

IT Consulting & Other Services–1.37%
Cognizant Technology Solutions Corp., Class A	764,865	54,771,983

Managed Health Care–2.09%
Centene Corp.(b)	925,097	57,032,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Growth and Income Fund

	Shares	Value

Managed Health Care–(continued)
Elevance Health, Inc.	59,880	$26,467,559

		83,499,789

Movies & Entertainment–1.19%
Walt Disney Co. (The)(b)	568,402	47,563,879

Multi-line Insurance–2.07%
American International Group, Inc.	1,419,363	83,061,123

Oil & Gas Exploration & Production–5.03%
ConocoPhillips	945,074	112,492,158

Devon Energy Corp.	588,310	30,056,758

Pioneer Natural Resources Co.	248,214	59,057,557

		201,606,473

Oil & Gas Refining & Marketing–1.03%
Phillips 66	361,791	41,302,061

Packaged Foods & Meats–1.00%
Kraft Heinz Co. (The)	1,205,735	39,897,771

Pharmaceuticals–8.12%
Bristol-Myers Squibb Co.	1,007,042	62,084,139

GSK PLC	1,648,961	28,925,591

Johnson & Johnson	507,509	82,054,055

Merck & Co., Inc.	502,859	54,801,574

Pfizer, Inc.	531,273	18,796,439

Sanofi	739,114	78,650,326

		325,312,124

Rail Transportation–1.14%
CSX Corp.	1,513,639	45,711,898

Real Estate Services–2.97%
CBRE Group, Inc., Class A(b)	1,397,786	118,881,699

Regional Banks–0.73%
Citizens Financial Group, Inc.(c)	1,033,716	29,078,431

Semiconductor Materials & Equipment–1.02%
Lam Research Corp.	58,190	40,872,656

Semiconductors–3.10%
Intel Corp.	1,231,169	43,263,279

Micron Technology, Inc.	527,170	36,870,270

NXP Semiconductors N.V. (China)	214,010	44,026,137

		124,159,686

	Shares	Value

Specialty Chemicals–1.10%
DuPont de Nemours, Inc.	570,943	$43,899,807

Systems Software–1.10%
Oracle Corp.	364,672	43,902,862

Tobacco–1.88%
Philip Morris International, Inc.	783,198	75,234,000

Trading Companies & Distributors–1.89%
Ferguson PLC	469,617	75,871,323

Transaction & Payment Processing Services–1.74%
Fiserv, Inc.(b)	473,536	57,482,535

PayPal Holdings, Inc.(b)	192,653	12,042,739

		69,525,274

Wireless Telecommunication Services–1.41%
T-Mobile US, Inc.(b)	413,941	56,399,461

Total Common Stocks & Other Equity Interests (Cost $3,002,227,467)		3,917,696,461

Money Market Funds–1.84%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e)	25,782,759	25,782,759

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(d)(e)	18,411,601	18,413,442

Invesco Treasury Portfolio, Institutional Class, 5.25%(d)(e)	29,466,010	29,466,010

Total Money Market Funds (Cost $73,662,211)		73,662,211

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.68% (Cost $3,075,889,678)		3,991,358,672

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–0.11%
Invesco Private Government Fund, 5.30%(d)(e)(f)	1,200,912	1,200,912

Invesco Private Prime Fund, 5.51%(d)(e)(f)	3,088,061	3,088,061

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,288,973)		4,288,973

TOTAL INVESTMENTS IN SECURITIES–99.79% (Cost $3,080,178,651)		3,995,647,645

OTHER ASSETS LESS LIABILITIES–0.21%		8,590,571

NET ASSETS–100.00%		$4,004,238,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Growth and Income Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 31,768,080	$ 206,898,972	$ (212,884,293)	$ -	$ -	$25,782,759	$1,245,312
Invesco Liquid Assets Portfolio, Institutional Class	14,521,137	147,784,980	(143,893,926)	(7,036)	8,287	18,413,442	852,304
Invesco Treasury Portfolio, Institutional Class	36,306,378	236,455,968	(243,296,336)	-	-	29,466,010	1,421,072
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	18,935,998	396,851,393	(414,586,479)	-	-	1,200,912	661,398	*
Invesco Private Prime Fund	48,692,568	904,319,643	(949,939,391)	-	15,241	3,088,061	1,768,306	*
Total	$150,224,161	$1,892,310,956	$(1,964,600,425)	$(7,036)	$23,528	$77,951,184	$5,948,392

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Forward Foreign Currency Contracts

		Contract to				Unrealized Appreciation
Settlement Date	Counterparty		Deliver		Receive

Currency Risk

09/29/2023	Bank of New York Mellon (The)	EUR	57,274,435	USD	62,228,330	$ 51,215

09/29/2023	Bank of New York Mellon (The)	GBP	64,554,110	USD	82,217,212	430,857

09/29/2023	State Street Bank & Trust Co.	EUR	379,881	USD	412,503	104

09/29/2023	State Street Bank & Trust Co.	GBP	3,280,122	USD	4,174,641	18,915

09/29/2023	State Street Bank & Trust Co.	USD	3,176,334	EUR	2,935,859	10,834

Total Forward Foreign Currency Contracts						$511,925

Abbreviations:

EUR –Euro
GBP –British Pound Sterling
USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Growth and Income Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $3,002,227,467)*	$3,917,696,461

Investments in affiliated money market funds, at value (Cost $77,951,184)	77,951,184

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	511,925

Foreign currencies, at value (Cost $4,187)	4,139

Receivable for:
Investments sold	9,246,669

Fund shares sold	838,172

Dividends	10,665,607

Investment for trustee deferred compensation and retirement plans	502,743

Other assets	62,510

Total assets	4,017,479,410

Liabilities:
Payable for:
Investments purchased	4,540,133

Fund shares reacquired	1,835,542

Collateral upon return of securities loaned	4,288,973

Accrued fees to affiliates	1,915,752

Accrued trustees’ and officers’ fees and benefits	3,320

Accrued other operating expenses	98,549

Trustee deferred compensation and retirement plans	558,925

Total liabilities	13,241,194

Net assets applicable to shares outstanding	$4,004,238,216

Net assets consist of:
Shares of beneficial interest	$2,772,499,112

Distributable earnings	1,231,739,104

$4,004,238,216

Net Assets:
Class A	$2,438,755,537

Class C	$29,875,497

Class R	$53,249,955

Class Y	$349,894,127

Class R5	$329,238,062

Class R6	$803,225,038

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	114,102,977

Class C	1,427,703

Class R	2,487,263

Class Y	16,357,453

Class R5	15,365,140

Class R6	37,487,270

Class A:
Net asset value per share	$21.37

Maximum offering price per share (Net asset value of $21.37 ÷ 94.50%)	$22.61

Class C:
Net asset value and offering price per share	$20.93

Class R:
Net asset value and offering price per share	$21.41

Class Y:
Net asset value and offering price per share	$21.39

Class R5:
Net asset value and offering price per share	$21.43

Class R6:
Net asset value and offering price per share	$21.43

*	At August 31, 2023, securities with an aggregate value of $4,139,317 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Growth and Income Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $(584,116))	$94,249,360

Dividends from affiliated money market funds (includes net securities lending income of $221,030)	3,739,718

Total investment income	97,989,078

Expenses:
Advisory fees	14,932,883

Administrative services fees	581,664

Custodian fees	22,617

Distribution fees:
Class A	6,159,065

Class C	304,865

Class R	260,174

Transfer agent fees – A, C, R and Y	4,316,826

Transfer agent fees – R5	388,438

Transfer agent fees – R6	249,259

Trustees’ and officers’ fees and benefits	49,886

Registration and filing fees	162,265

Reports to shareholders	204,855

Professional services fees	95,101

Other	68,717

Total expenses	27,796,615

Less: Fees waived and/or expense offset arrangement(s)	(112,659)

Net expenses	27,683,956

Net investment income	70,305,122

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	419,769,217

Affiliated investment securities	23,528

Foreign currencies	(93,962)

Forward foreign currency contracts	(6,020,181)

413,678,602

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(154,715,824)

Affiliated investment securities	(7,036)

Foreign currencies	40,862

Forward foreign currency contracts	(1,992,316)

(156,674,314)

Net realized and unrealized gain	257,004,288

Net increase in net assets resulting from operations	$327,309,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Growth and Income Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$70,305,122	$67,210,398

Net realized gain	413,678,602	471,406,497

Change in net unrealized appreciation (depreciation)	(156,674,314)	(702,919,722)

Net increase (decrease) in net assets resulting from operations	327,309,410	(164,302,827)

Distributions to shareholders from distributable earnings:
Class A	(278,048,140)	(507,991,551)

Class C	(3,399,405)	(6,772,771)

Class R	(5,572,665)	(10,562,085)

Class Y	(47,847,695)	(91,057,061)

Class R5	(46,057,592)	(79,363,950)

Class R6	(92,701,026)	(198,318,731)

Total distributions from distributable earnings	(473,626,523)	(894,066,149)

Share transactions–net:
Class A	25,839,646	261,966,363

Class C	(1,406,441)	1,480,246

Class R	3,617,666	3,133,594

Class Y	(59,848,236)	16,324,552

Class R5	(52,597,046)	52,113,814

Class R6	(104,881,583)	59,906,178

Net increase (decrease) in net assets resulting from share transactions	(189,275,994)	394,924,747

Net increase (decrease) in net assets	(335,593,107)	(663,444,229)

Net assets:
Beginning of year	4,339,831,323	5,003,275,552

End of year	$4,004,238,216	$4,339,831,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Growth and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)

Class A
Year ended 08/31/23	$22.20	$0.33	$ 1.36	$ 1.69	$(0.38)	$(2.14)	$(2.52)	$21.37	8.00%		$2,438,756	0.79%	0.79%	1.57%	21%
Year ended 08/31/22	28.10	0.32	(1.13)	(0.81)	(0.29)	(4.80)	(5.09)	22.20	(3.90)		2,499,911	0.78	0.78	1.28	23
Year ended 08/31/21	20.01	0.30	8.63	8.93	(0.35)	(0.49)	(0.84)	28.10	45.62		2,844,145	0.80	0.80	1.22	33
Year ended 08/31/20	22.89	0.41	(1.24)	(0.83)	(0.44)	(1.61)	(2.05)	20.01	(4.39)		2,609,002	0.81	0.81	1.97	26
Year ended 08/31/19	27.50	0.44	(2.02)	(1.58)	(0.43)	(2.60)	(3.03)	22.89	(4.99)		3,386,466	0.81	0.81	1.84	23

Class C
Year ended 08/31/23	21.77	0.18	1.33	1.51	(0.21)	(2.14)	(2.35)	20.93	7.25	(d)	29,875	1.52(d)	1.52(d)	0.84(d)	21
Year ended 08/31/22	27.69	0.13	(1.09)	(0.96)	(0.16)	(4.80)	(4.96)	21.77	(4.58	)(d)	32,497	1.52(d)	1.52(d)	0.54(d)	23
Year ended 08/31/21	19.73	0.12	8.51	8.63	(0.18)	(0.49)	(0.67)	27.69	44.53	(d)	39,357	1.50(d)	1.50(d)	0.52(d)	33
Year ended 08/31/20	22.57	0.25	(1.20)	(0.95)	(0.28)	(1.61)	(1.89)	19.73	(5.05)		38,808	1.56	1.56	1.22	26
Year ended 08/31/19	27.15	0.27	(2.00)	(1.73)	(0.25)	(2.60)	(2.85)	22.57	(5.67	)(d)	76,522	1.53(d)	1.53(d)	1.12(d)	23

Class R
Year ended 08/31/23	22.23	0.28	1.36	1.64	(0.32)	(2.14)	(2.46)	21.41	7.75		53,250	1.04	1.04	1.32	21
Year ended 08/31/22	28.13	0.25	(1.13)	(0.88)	(0.22)	(4.80)	(5.02)	22.23	(4.14)		51,354	1.03	1.03	1.03	23
Year ended 08/31/21	20.03	0.24	8.64	8.88	(0.29)	(0.49)	(0.78)	28.13	45.26		60,808	1.05	1.05	0.97	33
Year ended 08/31/20	22.90	0.36	(1.23)	(0.87)	(0.39)	(1.61)	(2.00)	20.03	(4.60)		61,342	1.06	1.06	1.72	26
Year ended 08/31/19	27.52	0.38	(2.03)	(1.65)	(0.37)	(2.60)	(2.97)	22.90	(5.27)		84,224	1.06	1.06	1.59	23

Class Y
Year ended 08/31/23	22.22	0.39	1.35	1.74	(0.43)	(2.14)	(2.57)	21.39	8.28		349,894	0.54	0.54	1.82	21
Year ended 08/31/22	28.12	0.38	(1.12)	(0.74)	(0.36)	(4.80)	(5.16)	22.22	(3.63)		427,166	0.53	0.53	1.53	23
Year ended 08/31/21	20.03	0.36	8.63	8.99	(0.41)	(0.49)	(0.90)	28.12	45.94		517,664	0.55	0.55	1.47	33
Year ended 08/31/20	22.91	0.47	(1.24)	(0.77)	(0.50)	(1.61)	(2.11)	20.03	(4.12)		477,858	0.56	0.56	2.22	26
Year ended 08/31/19	27.53	0.50	(2.03)	(1.53)	(0.49)	(2.60)	(3.09)	22.91	(4.78)		938,866	0.56	0.56	2.09	23

Class R5
Year ended 08/31/23	22.25	0.40	1.36	1.76	(0.44)	(2.14)	(2.58)	21.43	8.36		329,238	0.49	0.49	1.87	21
Year ended 08/31/22	28.16	0.39	(1.13)	(0.74)	(0.37)	(4.80)	(5.17)	22.25	(3.62)		397,345	0.48	0.48	1.58	23
Year ended 08/31/21	20.06	0.38	8.64	9.02	(0.43)	(0.49)	(0.92)	28.16	46.04		438,989	0.47	0.47	1.55	33
Year ended 08/31/20	22.94	0.49	(1.24)	(0.75)	(0.52)	(1.61)	(2.13)	20.06	(4.03)		443,315	0.48	0.48	2.30	26
Year ended 08/31/19	27.56	0.52	(2.03)	(1.51)	(0.51)	(2.60)	(3.11)	22.94	(4.70)		746,385	0.48	0.48	2.17	23

Class R6
Year ended 08/31/23	22.25	0.41	1.37	1.78	(0.46)	(2.14)	(2.60)	21.43	8.45		803,225	0.42	0.42	1.94	21
Year ended 08/31/22	28.16	0.41	(1.13)	(0.72)	(0.39)	(4.80)	(5.19)	22.25	(3.55)		931,558	0.41	0.41	1.65	23
Year ended 08/31/21	20.06	0.39	8.65	9.04	(0.45)	(0.49)	(0.94)	28.16	46.16		1,102,312	0.40	0.40	1.62	33
Year ended 08/31/20	22.94	0.50	(1.23)	(0.73)	(0.54)	(1.61)	(2.15)	20.06	(3.93)		1,147,101	0.39	0.39	2.39	26
Year ended 08/31/19	27.57	0.54	(2.04)	(1.50)	(0.53)	(2.60)	(3.13)	22.94	(4.64)		1,494,527	0.38	0.38	2.27	23

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.98%, 0.99%, 0.95% and 0.96% for the years ended August 31, 2023, 2022, 2021 and 2019, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Growth and Income Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Growth and Income Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

15	Invesco Growth and Income Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2023, the Fund paid the Adviser $9,866 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar

16	Invesco Growth and Income Fund

amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $150 million	0.500%

Next $100 million	0.450%

Next $100 million	0.400%

Over $350 million	0.350%

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.36%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminated these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2023, the Adviser waived advisory fees of $89,546.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to reimburse IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will reimburse annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% of Class C average daily net assets and up to 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2023, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

17	Invesco Growth and Income Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $235,443 in front-end sales commissions from the sale of Class A shares and $7,954 and $440 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2023, the Fund incurred $84,702 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$3,725,689,301	$192,007,160	$–	$3,917,696,461

Money Market Funds	73,662,211	4,288,973	–	77,951,184

Total Investments in Securities	3,799,351,512	196,296,133	–	3,995,647,645

Other Investments - Assets*

Forward Foreign Currency Contracts	–	511,925	–	511,925

Total Investments	$3,799,351,512	$196,808,058	$–	$3,996,159,570

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$511,925

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$511,925

18	Invesco Growth and Income Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2023.

	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of New York Mellon (The)	$482,072	$482,072	$–	$–	$482,072

State Street Bank & Trust Co.	29,853	29,853	–	–	29,853

Total	$511,925	$511,925	$–	$–	$511,925

Effect of Derivative Investments for the year ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(6,020,181)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,992,316)

Total	$(8,012,497)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$133,375,725

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $23,113.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$ 77,568,879	$171,668,016

Long-term capital gain	396,057,644	722,398,133

Total distributions	$473,626,523	$894,066,149

*	Includes short-term capital gain distributions, if any.

19	Invesco Growth and Income Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$10,092,540

Undistributed long-term capital gain	348,665,536

Net unrealized appreciation – investments	873,364,156

Net unrealized appreciation – foreign currencies	13,521

Temporary book/tax differences	(396,649)

Shares of beneficial interest	2,772,499,112

Total net assets	$4,004,238,216

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2023.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $858,088,770 and $1,449,411,767, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$986,221,866

Aggregate unrealized (depreciation) of investments	(112,857,710)

Net unrealized appreciation of investments	$873,364,156

Cost of investments for tax purposes is $3,122,795,414.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization, on August 31, 2023, undistributed net investment income was decreased by $1,039,913, undistributed net realized gain was decreased by $21,273,088 and shares of beneficial interest was increased by $22,313,001. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2023(a)		Year ended August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	6,512,241	$137,726,084	6,563,715	$161,932,629

Class C	202,980	4,219,088	204,999	4,972,685

Class R	435,161	9,229,043	316,730	7,811,959

Class Y	1,926,465	41,000,744	2,644,421	65,243,714

Class R5	2,647,866	56,189,087	2,720,647	66,964,355

Class R6	5,583,013	118,227,446	5,279,294	131,545,487

Issued as reinvestment of dividends:
Class A	12,265,034	255,845,495	19,596,551	464,645,977

Class C	155,470	3,182,844	270,554	6,294,750

Class R	266,590	5,572,630	444,779	10,561,949

Class Y	1,866,983	38,941,820	3,148,013	74,697,819

Class R5	2,201,109	45,983,255	3,340,012	79,350,674

Class R6	4,382,001	91,494,780	8,264,455	196,374,492

Automatic conversion of Class C shares to Class A shares:
Class A	122,711	2,600,775	145,079	3,573,433

Class C	(125,190)	(2,600,775)	(147,721)	(3,573,433)

20	Invesco Growth and Income Fund

	Summary of Share Activity

	Year ended August 31, 2023(a)		Year ended August 31, 2022
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(17,416,247)	$(370,332,708)	(14,913,478)	$(368,185,676)

Class C	(298,550)	(6,207,598)	(256,139)	(6,213,756)

Class R	(524,669)	(11,184,007)	(613,286)	(15,240,314)

Class Y	(6,662,982)	(139,790,800)	(4,973,866)	(123,616,981)

Class R5	(7,340,237)	(154,769,388)	(3,793,506)	(94,201,215)

Class R6	(14,341,749)	(314,603,809)	(10,823,831)	(268,013,801)

Net increase (decrease) in share activity	(8,142,000)	$(189,275,994)	17,417,422	$394,924,747

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21	Invesco Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Growth and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Growth and Income Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22	Invesco Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/23)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,025.70	$4.03	$1,021.22	$4.02	0.79%
Class C	1,000.00	1,022.70	7.75	1,017.54	7.73	1.52
Class R	1,000.00	1,024.90	5.31	1,019.96	5.30	1.04
Class Y	1,000.00	1,027.50	2.76	1,022.48	2.75	0.54
Class R5	1,000.00	1,027.70	2.50	1,022.74	2.50	0.49
Class R6	1,000.00	1,028.00	2.15	1,023.09	2.14	0.42

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23	Invesco Growth and Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Growth and Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Russell 1000® Value Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Board considered that

24	Invesco Growth and Income Fund

periods of heightened risk aversion during 2018 and 2020 created a challenging market environment for funds with a procyclical bias, such as the Fund, which negatively impacted the Fund’s longer-term performance. However, the Board also considered that the Fund’s performance is improving over the longer term. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board requested and considered additional information from management regarding the Fund’s actual management fees and the levels of the Fund’s breakpoints in light of current asset levels. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered additional information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated

25	Invesco Growth and Income Fund

securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26	Invesco Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$417,421,644
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27	Invesco Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Growth and Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Growth and Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	VK-GRI-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Income Advantage U.S. Fund

Nasdaq:

A: SCAUX ⬛ C: SCCUX ⬛ R: SCRUX ⬛ Y: SCAYX ⬛ Investor: SCNUX ⬛ R5: SCIUX ⬛ R6: SLESX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

15	Financial Statements

19	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Fund Expenses

27	Approval of Investment Advisory and Sub-Advisory Contracts

29	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class A shares of Invesco Income Advantage U.S. Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.08%
Class C Shares	11.22
Class R Shares	11.71
Class Y Shares	12.22
Investor Class Shares	11.95
Class R5 Shares	12.27
Class R6 Shares	12.39
S&P 500 Index▼ (Broad Market/Style-Specific Index)	15.94
Lipper Equity Income Funds Index∎ (Peer Group Index)	8.09

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

 US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-

haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Je-rome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

 Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3 The team’s investment strategy seeks to provide higher income, structural downside risk mitigation to capital and reduce volatility, and growth from diversified exposure to the US large capitalization equity market. The team seeks to achieve the investment objectives by investing in two sub-portfolios: 1) a diversified portfolio of US stocks intended to provide US equity market participation; and 2) an option income portfolio, which the team customizes in an effort to provide high income and defensive exposure to the broad US large capitalization equity market.

 For the fiscal year ended August 31, 2023, the Fund underperformed the S&P 500 Index with performance behavior that was in-line with the team’s expectations for the Fund. The diversified US stock portfolio designed to have low tracking error to the benchmark, provided growth and performed in-line with the benchmark. The defensive option income component, implemented through equity-linked notes (ELNs), reduced overall portfolio returns relative to the benchmark as US equity markets rallied through much of the year; however, the defensiveness also helped reduce volatility and downside impact to performance during the more volatile periods throughout the fiscal year. In addition, the strategy delivered a meaningfully higher yield relative to the dividend yield of the benchmark index.

 Thank you for investing in Invesco Income Advantage U.S. Fund.

1 Source: US Federal Reserve

2 Source: US Bureau of Labor Statistics

3 Source: Lipper Inc.

2	Invesco Income Advantage U.S. Fund

Portfolio manager(s):

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Scott Wolle - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Income Advantage U.S. Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Income Advantage U.S. Fund

Average Annual Total Returns

As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	4.30%
10 Years	4.58
5 Years	0.55
1 Year	5.92

Class C Shares
Inception (3/31/06)	4.28%
10 Years	4.54
5 Years	0.94
1 Year	10.22

Class R Shares
Inception (3/31/06)	4.38%
10 Years	4.91
5 Years	1.43
1 Year	11.71

Class Y Shares
Inception (10/3/08)	6.88%
10 Years	5.44
5 Years	1.94
1 Year	12.22

Investor Class Shares
Inception (4/25/08)	4.65%
10 Years	5.17
5 Years	1.69
1 Year	11.95

Class R5 Shares
Inception (3/31/06)	5.00%
10 Years	5.60
5 Years	2.07
1 Year	12.27

Class R6 Shares
10 Years	5.44%
5 Years	2.09
1 Year	12.39

Effective July 15, 2021, Invesco Low Volatility Equity Yield Fund was renamed Invesco Income Advantage U.S. Fund. The Fund’s strategy also changed to invest in equity-linked notes and focus on factor based equity exposures, therefore results prior to July 15, 2021, reflect the performance of the Fund’s prior strategy.

 Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Income Advantage U.S. Fund

Supplemental Information

Invesco Income Advantage U.S. Fund’s investment objective is income and long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Lipper Equity Income Funds Index is an unmanaged index considered representative of equity income funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed con-

ditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and imple- mented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Income Advantage U.S. Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Financials	21.87%

Information Technology	15.67

Health Care	10.36

Communication Services	8.02

Consumer Discretionary	6.30

Industrials	6.13

Consumer Staples	4.94

Energy	3.63

Other Sectors, Each Less than 2% of Net Assets	4.82

Money Market Funds Plus Other Assets Less Liabilities	18.26

Top 10 Equity Holdings*

		% of total net assets

1.	Microsoft Corp.	2.77%

2.	Apple, Inc.	2.31

3.	Meta Platforms, Inc., Class A	2.30

4.	Alphabet, Inc., Class A	2.03

5.	NVIDIA Corp.	2.01

6.	Visa, Inc., Class A	1.67

7.	Broadcom, Inc.	1.53

8.	Berkshire Hathaway, Inc., Class B	1.32

9.	Amazon.com, Inc.	1.27

10.	Verizon Communications, Inc.	1.23

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco Income Advantage U.S. Fund

Schedule of Investments(a)

August 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–67.92%
Advertising–0.07%
Omnicom Group, Inc.	1,229	$99,561

Trade Desk, Inc. (The), Class A(b)	332	26,570

		126,131

Aerospace & Defense–1.26%
Boeing Co. (The)(b)	1,701	381,075

General Dynamics Corp.	1,314	297,805

L3Harris Technologies, Inc.	1,010	179,871

Lockheed Martin Corp.	1,832	821,377

Northrop Grumman Corp.	334	144,652

RTX Corp.	4,662	401,118

TransDigm Group, Inc.(b)	128	115,693

		2,341,591

Agricultural & Farm Machinery–0.23%
Deere & Co.	1,046	429,843

Agricultural Products & Services–0.11%
Archer-Daniels-Midland Co.	2,616	207,449

Air Freight & Logistics–0.37%
Expeditors International of Washington, Inc.	1,188	138,651

FedEx Corp.	795	207,511

United Parcel Service, Inc., Class B	2,015	341,341

		687,503

Apparel Retail–0.31%
Ross Stores, Inc.	1,498	182,471

TJX Cos., Inc. (The)	4,172	385,827

		568,298

Apparel, Accessories & Luxury Goods–0.08%
lululemon athletica, inc.(b)	366	139,541

Application Software–1.41%
Adobe, Inc.(b)	959	536,407

ANSYS, Inc.(b)	264	84,182

Autodesk, Inc.(b)	410	90,995

Cadence Design Systems, Inc.(b)	1,185	284,921

Datadog, Inc., Class A(b)	428	41,293

HubSpot, Inc.(b)	145	79,245

Intuit, Inc.	207	112,155

Palantir Technologies, Inc., Class A(b)	1,320	19,774

Roper Technologies, Inc.	581	289,954

Salesforce, Inc.(b)	3,021	669,031

Splunk, Inc.(b)	114	13,824

Synopsys, Inc.(b)	457	209,713

Workday, Inc., Class A(b)	532	130,074

Zoom Video Communications, Inc., Class A(b)	879	62,435

		2,624,003

Asset Management & Custody Banks–0.41%
Ameriprise Financial, Inc.	301	101,612

Bank of New York Mellon Corp. (The)	5,218	234,132

	Shares	Value

Asset Management & Custody Banks–(continued)
BlackRock, Inc.	111	$77,760

Blackstone, Inc., Class A	1,137	120,943

KKR & Co., Inc., Class A	487	30,588

Northern Trust Corp.	613	46,631

State Street Corp.	1,398	96,098

T. Rowe Price Group, Inc.	558	62,624

		770,388

Automobile Manufacturers–0.78%
Ford Motor Co.	23,454	284,497

General Motors Co.	19,072	639,103

Tesla, Inc.(b)	2,052	529,580

		1,453,180

Automotive Parts & Equipment–0.03%
Aptiv PLC(b)	513	52,044

Automotive Retail–0.33%
AutoZone, Inc.(b)	106	268,321

O’Reilly Automotive, Inc.(b)	361	339,232

		607,553

Biotechnology–2.09%
AbbVie, Inc.	5,822	855,601

Amgen, Inc.	2,250	576,765

Biogen, Inc.(b)	836	223,513

BioMarin Pharmaceutical, Inc.(b)	139	12,702

BioNTech SE, ADR (Germany)(b)	2,628	317,804

Gilead Sciences, Inc.	9,508	727,172

Incyte Corp.(b)	728	46,978

Moderna, Inc.(b)	795	89,890

Regeneron Pharmaceuticals, Inc.(b)	591	488,455

Seagen, Inc.(b)	468	96,441

Vertex Pharmaceuticals, Inc.(b)	1,299	452,494

		3,887,815

Broadcasting–0.07%
Fox Corp., Class A	4,000	132,240

Broadline Retail–1.57%
Amazon.com, Inc.(b)	17,057	2,354,037

Coupang, Inc. (South Korea)(b)	857	16,266

eBay, Inc.	2,425	108,591

MercadoLibre, Inc. (Brazil)(b)	316	433,666

		2,912,560

Building Products–0.22%
Carrier Global Corp.	2,875	165,169

Johnson Controls International PLC	1,799	106,249

Trane Technologies PLC	658	135,061

		406,479

Cable & Satellite–0.63%
Charter Communications, Inc., Class A(b)	604	264,625

Comcast Corp., Class A	19,507	912,147

Sirius XM Holdings, Inc.	490	2,156

		1,178,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Income Advantage U.S. Fund

	Shares	Value

Cargo Ground Transportation–0.12%
Old Dominion Freight Line, Inc.	527	$225,224

Casinos & Gaming–0.16%
Las Vegas Sands Corp.	5,400	296,244

Commodity Chemicals–0.20%
Dow, Inc.	4,307	234,990

LyondellBasell Industries N.V., Class A	1,409	139,167

		374,157

Communications Equipment–0.80%
Arista Networks, Inc.(b)	815	159,113

Cisco Systems, Inc.	16,562	949,831

Motorola Solutions, Inc.	1,306	370,342

		1,479,286

Computer & Electronics Retail–0.05%
Best Buy Co., Inc.	1,237	94,569

Construction Machinery & Heavy Transportation Equipment– 0.73%
Caterpillar, Inc.	2,861	804,313

Cummins, Inc.	828	190,473

PACCAR, Inc.	4,397	361,829

		1,356,615

Construction Materials–0.06%
Martin Marietta Materials, Inc.	117	52,230

Vulcan Materials Co.	312	68,094

		120,324

Consumer Electronics–0.07%
Garmin Ltd.	1,181	125,210

Consumer Finance–0.37%
American Express Co.	1,811	286,120

Capital One Financial Corp.	2,143	219,422

Discover Financial Services	2,058	185,364

		690,906

Consumer Staples Merchandise Retail–1.10%
Costco Wholesale Corp.	946	519,619

Dollar General Corp.	579	80,191

Dollar Tree, Inc.(b)	166	20,312

Target Corp.	760	96,178

Walmart, Inc.	8,146	1,324,621

		2,040,921

Copper–0.18%
Freeport-McMoRan, Inc.	7,157	285,636

Southern Copper Corp. (Mexico)	603	48,638

		334,274

Data Center REITs–0.18%
Digital Realty Trust, Inc.	936	123,290

Equinix, Inc.	269	210,191

		333,481

Distillers & Vintners–0.14%
Brown-Forman Corp., Class B	641	42,389

Constellation Brands, Inc., Class A	819	213,399

		255,788

	Shares	Value

Distributors–0.07%
Genuine Parts Co.	836	$128,518

Diversified Banks–0.42%
Bank of America Corp.	6,038	173,109

Citigroup, Inc.	1,464	60,449

Fifth Third Bancorp	510	13,541

JPMorgan Chase & Co.	2,193	320,902

NU Holdings Ltd., Class A (Brazil)(b)	1,624	11,124

PNC Financial Services Group, Inc. (The)	300	36,219

U.S. Bancorp	1,153	42,119

Wells Fargo & Co.	2,825	116,644

		774,107

Diversified Financial Services–0.04%
Apollo Global Management, Inc.	803	70,134

Diversified Support Services–0.14%
Cintas Corp.	232	116,967

Copart, Inc.(b)	3,054	136,911

		253,878

Drug Retail–0.03%
Walgreens Boots Alliance, Inc.	2,091	52,923

Electric Utilities–1.17%
American Electric Power Co., Inc.	1,487	116,581

Avangrid, Inc.	53	1,829

Constellation Energy Corp.	244	25,415

Duke Energy Corp.	3,945	350,316

Edison International	1,718	118,284

Entergy Corp.	783	74,581

Eversource Energy	2,026	129,299

Exelon Corp.	4,564	183,108

FirstEnergy Corp.	2,572	92,772

NextEra Energy, Inc.	3,978	265,730

PG&E Corp.(b)	12,525	204,157

PPL Corp.	7,701	191,909

Southern Co. (The)	3,378	228,792

Xcel Energy, Inc.	3,374	192,757

		2,175,530

Electrical Components & Equipment–0.28%
AMETEK, Inc.	730	116,443

Eaton Corp. PLC	1,322	304,549

Emerson Electric Co.	429	42,149

Rockwell Automation, Inc.	213	66,473

		529,614

Electronic Components–0.19%
Amphenol Corp., Class A	3,426	302,790

Corning, Inc.	1,726	56,647

		359,437

Electronic Equipment & Instruments–0.04%
Keysight Technologies, Inc.(b)	541	72,115

Zebra Technologies Corp., Class A(b)	38	10,451

		82,566

Electronic Manufacturing Services–0.08%
TE Connectivity Ltd.	1,093	144,702

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Income Advantage U.S. Fund

	Shares	Value

Environmental & Facilities Services–0.29%
Republic Services, Inc.	769	$110,836

Waste Connections, Inc.	1,118	153,155

Waste Management, Inc.	1,782	279,382

		543,373

Fertilizers & Agricultural Chemicals–0.04%
Corteva, Inc.	1,558	78,695

Financial Exchanges & Data–0.36%
CME Group, Inc., Class A	1,065	215,854

Intercontinental Exchange, Inc.	1,072	126,485

Moody’s Corp.	138	46,479

MSCI, Inc.	245	133,186

Nasdaq, Inc.	1,063	55,786

S&P Global, Inc.	242	94,588

		672,378

Food Distributors–0.01%
Sysco Corp.	381	26,537

Food Retail–0.08%
Kroger Co. (The)	3,220	149,376

Footwear–0.12%
NIKE, Inc., Class B	2,237	227,525

Gold–0.03%
Newmont Corp.	1,588	62,599

Health Care Distributors–0.21%
Cardinal Health, Inc.	1,218	106,368

Cencora, Inc.	589	103,652

McKesson Corp.	427	176,061

		386,081

Health Care Equipment–1.57%
Abbott Laboratories	5,052	519,851

Baxter International, Inc.	884	35,890

Becton, Dickinson and Co.	705	197,012

Boston Scientific Corp.(b)	5,581	301,039

DexCom, Inc.(b)	1,763	178,028

Edwards Lifesciences Corp.(b)	460	35,176

GE HealthCare Technologies, Inc.	768	54,106

IDEXX Laboratories, Inc.(b)	381	194,847

Intuitive Surgical, Inc.(b)	1,148	358,957

Medtronic PLC	4,759	387,859

ResMed, Inc.	110	17,555

STERIS PLC	75	17,219

Stryker Corp.	1,893	536,760

Zimmer Biomet Holdings, Inc.	748	89,102

		2,923,401

Health Care Facilities–0.15%
HCA Healthcare, Inc.	1,028	285,064

Health Care REITs–0.04%
Ventas, Inc.	868	37,914

Welltower, Inc.	374	30,997

		68,911

Health Care Services–0.65%
Cigna Group (The)	1,846	509,976

	Shares	Value

Health Care Services–(continued)
CVS Health Corp.	8,310	$541,563

Laboratory Corp. of America Holdings	373	77,621

Quest Diagnostics, Inc.	574	75,481

		1,204,641

Health Care Supplies–0.06%
Align Technology, Inc.(b)	323	119,555

Health Care Technology–0.01%
Veeva Systems, Inc., Class A(b)	109	22,748

Home Improvement Retail–0.86%
Home Depot, Inc. (The)	3,080	1,017,324

Lowe’s Cos., Inc.(c)	2,514	579,427

		1,596,751

Homebuilding–0.35%
D.R. Horton, Inc.	2,822	335,874

Lennar Corp., Class A	2,719	323,806

		659,680

Hotels, Resorts & Cruise Lines–0.51%
Airbnb, Inc., Class A(b)	934	122,868

Booking Holdings, Inc.(b)	185	574,430

Expedia Group, Inc.(b)	580	62,866

Hilton Worldwide Holdings, Inc.	686	101,974

Marriott International, Inc., Class A	451	91,783

		953,921

Household Products–1.15%
Church & Dwight Co., Inc.	741	71,707

Clorox Co. (The)	497	77,756

Colgate-Palmolive Co.	3,792	278,598

Kimberly-Clark Corp.	1,194	153,823

Procter & Gamble Co. (The)	10,054	1,551,734

		2,133,618

Human Resource & Employment Services–0.33%
Automatic Data Processing, Inc.	2,053	522,714

Paychex, Inc.	738	90,206

		612,920

Industrial Conglomerates–0.93%
3M Co.	3,328	354,998

General Electric Co.	9,762	1,117,359

Honeywell International, Inc.	1,376	258,605

		1,730,962

Industrial Gases–0.66%
Air Products and Chemicals, Inc.	447	132,084

Linde PLC	2,809	1,087,195

		1,219,279

Industrial Machinery & Supplies & Components–0.44%
Dover Corp.	611	90,611

Fortive Corp.	1,247	98,326

Illinois Tool Works, Inc.	1,171	289,647

Otis Worldwide Corp.	1,869	159,893

Parker-Hannifin Corp.	418	174,264

		812,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Income Advantage U.S. Fund

	Shares	Value

Industrial REITs–0.05%
Prologis, Inc.	693	$86,071

Insurance Brokers–0.58%
Aon PLC, Class A	1,031	343,725

Arthur J. Gallagher & Co.	778	179,314

Marsh & McLennan Cos., Inc.	2,345	457,252

Willis Towers Watson PLC	519	107,308

		1,087,599

Integrated Oil & Gas–1.80%
Chevron Corp.	5,779	930,997

Exxon Mobil Corp.	19,998	2,223,578

Occidental Petroleum Corp.	3,232	202,937

		3,357,512

Integrated Telecommunication Services–1.72%
AT&T, Inc.	61,995	916,906

Verizon Communications, Inc.(c)	65,451	2,289,476

		3,206,382

Interactive Home Entertainment–0.25%
Activision Blizzard, Inc.	2,815	258,952

Electronic Arts, Inc.	1,712	205,406

Roblox Corp., Class A(b)	335	9,477

		473,835

Interactive Media & Services–4.33%
Alphabet, Inc., Class A(b)	27,766	3,780,896

Meta Platforms, Inc., Class A(b)	14,449	4,275,315

		8,056,211

Internet Services & Infrastructure–0.12%
Snowflake, Inc., Class A(b)	209	32,782

VeriSign, Inc.(b)	883	183,478

		216,260

Investment Banking & Brokerage–0.37%
Charles Schwab Corp. (The)	1,248	73,819

Goldman Sachs Group, Inc. (The)	992	325,088

Morgan Stanley	3,318	282,528

		681,435

IT Consulting & Other Services–0.97%
Accenture PLC, Class A	2,025	655,634

Cognizant Technology Solutions Corp., Class A	2,015	144,294

EPAM Systems, Inc.(b)	124	32,115

International Business Machines Corp.	6,640	974,951

		1,806,994

Life & Health Insurance–0.25%
Aflac, Inc.	1,591	118,641

MetLife, Inc.	2,646	167,598

Principal Financial Group, Inc.	882	68,540

Prudential Financial, Inc.	1,211	114,645

		469,424

Life Sciences Tools & Services–0.68%
Agilent Technologies, Inc.	492	59,566

Danaher Corp.	2,009	532,385

Fortrea Holdings, Inc.(b)	373	10,276

	Shares	Value

Life Sciences Tools & Services–(continued)
Illumina, Inc.(b)	283	$46,757

IQVIA Holdings, Inc.(b)	139	30,946

Mettler-Toledo International, Inc.(b)	85	103,146

Thermo Fisher Scientific, Inc.	703	391,641

Waters Corp.(b)	127	35,662

West Pharmaceutical Services, Inc.	148	60,221

		1,270,600

Managed Health Care–1.37%
Centene Corp.(b)	3,413	210,411

Elevance Health, Inc.	998	441,126

Humana, Inc.	651	300,521

UnitedHealth Group, Inc.	3,348	1,595,590

		2,547,648

Metal, Glass & Plastic Containers–0.01%
Ball Corp.	235	12,796

Movies & Entertainment–0.73%
Atlanta Braves Holdings, Inc., Series C(b)	31	1,142

Liberty Media Corp.-Liberty Formula One(b)	1,026	70,579

Liberty Media Corp.-Liberty Live, Series C(b)	43	1,447

Netflix, Inc.(b)	2,436	1,056,444

Walt Disney Co. (The)(b)	1,377	115,227

Warner Bros Discovery, Inc.(b)	8,704	114,371

		1,359,210

Multi-Family Residential REITs–0.09%
AvalonBay Communities, Inc.	481	88,417

Equity Residential	1,342	87,002

		175,419

Multi-line Insurance–0.12%
American International Group, Inc.	1,802	105,453

Hartford Financial Services Group, Inc. (The)	1,723	123,746

		229,199

Multi-Sector Holdings–1.32%
Berkshire Hathaway, Inc., Class B(b)	6,823	2,457,645

Multi-Utilities–0.61%
Ameren Corp.	827	65,556

CMS Energy Corp.	1,093	61,416

Consolidated Edison, Inc.	2,434	216,529

Dominion Energy, Inc.	2,421	117,515

DTE Energy Co.	952	98,418

Public Service Enterprise Group, Inc.	5,769	352,370

Sempra	1,658	116,425

WEC Energy Group, Inc.	1,294	108,851

		1,137,080

Office REITs–0.07%
Alexandria Real Estate Equities, Inc.	1,181	137,398

Oil & Gas Equipment & Services–0.33%
Baker Hughes Co., Class A	3,718	134,555

Halliburton Co.	1,915	73,957

Schlumberger N.V.	7,001	412,779

		621,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Income Advantage U.S. Fund

	Shares	Value

Oil & Gas Exploration & Production–0.63%
ConocoPhillips	3,411	$406,011

Coterra Energy, Inc.	2,179	61,426

Devon Energy Corp.	1,237	63,198

Diamondback Energy, Inc.	626	95,014

EOG Resources, Inc.	1,617	207,979

Hess Corp.	1,163	179,684

Pioneer Natural Resources Co.	665	158,223

		1,171,535

Oil & Gas Refining & Marketing–0.67%
Marathon Petroleum Corp.	3,315	473,282

Phillips 66	2,419	276,153

Valero Energy Corp.	3,883	504,402

		1,253,837

Oil & Gas Storage & Transportation–0.20%
Cheniere Energy, Inc.	995	162,384

Kinder Morgan, Inc.	7,791	134,161

ONEOK, Inc.	752	49,030

Williams Cos., Inc. (The)	915	31,595

		377,170

Other Specialized REITs–0.10%
VICI Properties, Inc.	6,259	193,028

Other Specialty Retail–0.06%
Ulta Beauty, Inc.(b)	279	115,793

Packaged Foods & Meats–0.73%
Campbell Soup Co.	1,099	45,828

Conagra Brands, Inc.	2,342	69,979

General Mills, Inc.	4,356	294,727

Hershey Co. (The)	866	186,069

Hormel Foods Corp.	1,993	76,910

JM Smucker Co. (The)	562	81,462

Kellogg Co.	1,212	73,956

Kraft Heinz Co. (The)	5,034	166,575

McCormick & Co., Inc.	189	15,513

Mondelez International, Inc., Class A	4,162	296,584

Tyson Foods, Inc., Class A	1,100	58,597

		1,366,200

Paper & Plastic Packaging Products & Materials–0.04%
Amcor PLC	7,793	75,904

Passenger Airlines–0.02%
Delta Air Lines, Inc.	688	29,502

Southwest Airlines Co.	112	3,539

		33,041

Passenger Ground Transportation–0.11%
Uber Technologies, Inc.(b)	4,323	204,175

Personal Care Products–0.12%
Estee Lauder Cos., Inc. (The), Class A	401	64,373

Kenvue, Inc.	6,608	152,314

		216,687

Pharmaceuticals–3.57%
Bristol-Myers Squibb Co.	12,772	787,394

Eli Lilly and Co.	3,282	1,818,884

	Shares	Value

Pharmaceuticals–(continued)
Johnson & Johnson	10,387	$1,679,370

Merck & Co., Inc.	11,003	1,199,107

Pfizer, Inc.	24,854	879,335

Royalty Pharma PLC, Class A	1,382	41,211

Zoetis, Inc.	1,248	237,757

		6,643,058

Property & Casualty Insurance–0.73%
Allstate Corp. (The)	603	65,010

Arch Capital Group Ltd.(b)	3,324	255,483

Chubb Ltd.	1,743	350,116

Markel Group, Inc.(b)	55	81,341

Progressive Corp. (The)	3,086	411,888

Travelers Cos., Inc. (The)	1,170	188,639

		1,352,477

Rail Transportation–0.50%
CSX Corp.	10,816	326,643

Norfolk Southern Corp.	882	180,819

Union Pacific Corp.	1,879	414,451

		921,913

Real Estate Services–0.08%
CBRE Group, Inc., Class A(b)	1,433	121,876

CoStar Group, Inc.(b)	316	25,909

		147,785

Regional Banks–0.16%
M&T Bank Corp.	487	60,900

Regions Financial Corp.	2,389	43,814

Truist Financial Corp.	6,555	200,255

		304,969

Research & Consulting Services–0.05%
Equifax, Inc.	92	19,017

Verisk Analytics, Inc.	269	65,157

		84,174

Restaurants–0.95%
Chipotle Mexican Grill, Inc.(b)	49	94,405

DoorDash, Inc., Class A(b)	185	15,564

McDonald’s Corp.	4,034	1,134,159

Starbucks Corp.	3,085	300,603

Yum! Brands, Inc.	1,776	229,779

		1,774,510

Retail REITs–0.15%
Realty Income Corp.	3,718	208,357

Simon Property Group, Inc.	538	61,057

		269,414

Self-Storage REITs–0.15%
Extra Space Storage, Inc.	293	37,703

Public Storage	875	241,833

		279,536

Semiconductor Materials & Equipment–0.80%
Applied Materials, Inc.	4,667	712,931

Enphase Energy, Inc.(b)	230	29,102

KLA Corp.	501	251,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Income Advantage U.S. Fund

	Shares	Value

Semiconductor Materials & Equipment–(continued)
Lam Research Corp.	692	$486,060

		1,479,530

Semiconductors–5.00%
Advanced Micro Devices, Inc.(b)	1,204	127,287

Analog Devices, Inc.	2,294	417,003

Broadcom, Inc.	3,092	2,853,576

Intel Corp.	3,142	110,410

Marvell Technology, Inc.	640	37,280

Microchip Technology, Inc.	2,339	191,424

Micron Technology, Inc.	1,741	121,765

NVIDIA Corp.	7,584	3,743,083

ON Semiconductor Corp.(b)	1,569	154,484

QUALCOMM, Inc.	3,555	407,154

Skyworks Solutions, Inc.	724	78,728

Texas Instruments, Inc.	6,315	1,061,299

		9,303,493

Soft Drinks & Non-alcoholic Beverages–1.04%
Coca-Cola Co. (The)	9,721	581,607

Keurig Dr Pepper, Inc.	3,154	106,132

Monster Beverage Corp.(b)	2,155	123,719

PepsiCo, Inc.	6,297	1,120,362

		1,931,820

Specialty Chemicals–0.24%
Albemarle Corp.	335	66,568

DuPont de Nemours, Inc.	2,229	171,388

Ecolab, Inc.	423	77,751

International Flavors & Fragrances, Inc.	192	13,526

PPG Industries, Inc.	429	60,815

Sherwin-Williams Co. (The)	194	52,714

		442,762

Steel–0.32%
Nucor Corp.(c)	3,453	594,261

Systems Software–3.73%
Crowdstrike Holdings, Inc., Class A(b)	164	26,737

Fortinet, Inc.(b)	3,875	233,314

Microsoft Corp.	15,735	5,157,303

Oracle Corp.	7,308	879,810

Palo Alto Networks, Inc.(b)	1,064	258,871

ServiceNow, Inc.(b)	313	184,304

VMware, Inc., Class A(b)	1,251	211,144

		6,951,483

Technology Distributors–0.08%
CDW Corp.	691	145,905

Technology Hardware, Storage & Peripherals–2.45%
Apple, Inc.	22,841	4,291,138

Hewlett Packard Enterprise Co.	8,313	141,238

HP, Inc.	2,962	88,001

NetApp, Inc.	587	45,023

		4,565,400

Telecom Tower REITs–0.27%
American Tower Corp.	1,486	269,442

Crown Castle, Inc.	1,303	130,951

	Shares	Value

Telecom Tower REITs–(continued)
SBA Communications Corp., Class A	461	$103,508

		503,901

Timber REITs–0.05%
Weyerhaeuser Co.	3,067	100,444

Tobacco–0.43%
Altria Group, Inc.	12,642	559,029

Philip Morris International, Inc.	2,524	242,456

		801,485

Trading Companies & Distributors–0.11%
Fastenal Co.	1,656	95,353

W.W. Grainger, Inc.	143	102,122

		197,475

Transaction & Payment Processing Services–2.92%
Block, Inc., Class A(b)	404	23,290

Fidelity National Information Services, Inc.	1,342	74,964

Fiserv, Inc.(b)	3,129	379,829

FleetCor Technologies, Inc.(b)	252	68,476

Global Payments, Inc.	1,923	243,625

Mastercard, Inc., Class A	3,112	1,284,136

PayPal Holdings, Inc.(b)	4,217	263,605

Visa, Inc., Class A(c)	12,613	3,098,762

		5,436,687

Water Utilities–0.03%
American Water Works Co., Inc.	451	62,572

Wireless Telecommunication Services–0.22%
T-Mobile US, Inc.(b)	3,035	413,519

Total Common Stocks & Other Equity Interests (Cost $115,695,494)		126,420,662

	Principal Amount
Equity Linked Notes–13.82%
Diversified Banks–13.82%
Bank of Montreal (S&P 500® Index) (Canada),
23.14%, 09/07/2023(d)	$4,078,000	4,069,647

20.40%, 09/18/2023(d)	4,047,000	4,085,304

BNP Paribas Issuance B.V. (S&P 500® Index) (France),
133.09%, 09/14/2023(d)	677,000	661,987

130.85%, 10/05/2023(d)	629,000	604,528

BNP Paribas S.A. (S&P 500® Index) (France), 141.23%, 09/05/2023(d)	556,000	511,089

Canadian Imperial Bank of Commerce (S&P 500® Index) (Canada),
128.50%, 09/20/2023(d)	616,000	602,387

117.50%, 09/25/2023(d)	670,000	643,195

Citigroup Global Markets Holdings, Inc. (S&P 500® Index), 149.85%, 10/04/2023(d)	579,000	552,532

Royal Bank of Canada (S&P 500® Index) (Canada), 20.51%, 09/13/2023(d)	4,080,000	4,061,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Income Advantage U.S. Fund

	Principal Amount	Value

Diversified Banks–(continued)
Societe Generale S.A. (S&P 500® Index) (France),
118.20%, 09/11/2023(d)	$667,000	$651,339

139.65%, 09/21/2023(d)	614,000	584,223

137.30%, 09/28/2023(d)	635,000	621,515

Toronto-Dominion Bank (The) (S&P 500® Index) (Canada),
23.20%, 09/27/2023(d)	3,951,000	4,023,523

21.00%, 10/02/2023(d)	3,993,000	4,062,484

Total Equity Linked Notes (Cost $25,792,000)		25,735,187

	Shares

Money Market Funds–20.69%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(e)(f)	13,538,323	13,538,323

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(e)(f)	9,494,123	9,495,073

Invesco Treasury Portfolio, Institutional Class, 5.25%(e)(f)	15,472,369	15,472,369

Total Money Market Funds (Cost $38,504,158)		38,505,765

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-102.43% (Cost $179,991,652)		190,661,614

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.31%
Invesco Private Government Fund, 5.30%(e)(f)(g)	683,311	$683,311

Invesco Private Prime Fund, 5.51%(e)(f)(g)	1,757,085	1,757,085

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,440,482)		2,440,396

TOTAL INVESTMENTS IN SECURITIES–103.74% (Cost $182,432,134)		193,102,010

OTHER ASSETS LESS LIABILITIES–(3.74)%		(6,967,604)

NET ASSETS–100.00%		$186,134,406

Investment Abbreviations:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $25,735,187, which represented 13.83% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$12,724,904	$ 50,858,271	$ (50,044,852)	$ -	$ -	$13,538,323	$ 562,097
Invesco Liquid Assets Portfolio, Institutional Class	8,914,335	36,327,337	(35,746,325)	(1,601)	1,327	9,495,073	404,906
Invesco Treasury Portfolio, Institutional Class	14,542,747	58,123,738	(57,194,116)	-	-	15,472,369	641,901
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	578,617	37,363,624	(37,258,930)	-	-	683,311	44,390*
Invesco Private Prime Fund	1,487,872	78,320,679	(78,050,372)	(86)	(1,008)	1,757,085	120,401*
Total	$38,248,475	$260,993,649	$(258,294,595)	$(1,687)	$ 319	$40,946,161	$1,773,695

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Income Advantage U.S. Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $141,487,494)*	$152,155,849

Investments in affiliated money market funds, at value (Cost $40,944,640)	40,946,161

Deposits with brokers:
Cash collateral – exchange-traded futures contracts	46

Cash	80,533

Foreign currencies, at value (Cost $585)	577

Receivable for:
Fund shares sold	9,389

Dividends	402,898

Interest	340,974

Investment for trustee deferred compensation and retirement plans	100,555

Other assets	50,999

Total assets	194,087,981

Liabilities:
Payable for:
Investments purchased	5,201,000

Fund shares reacquired	16,668

Collateral upon return of securities loaned	2,440,482

Accrued fees to affiliates	95,141

Accrued trustees’ and officers’ fees and benefits	1,476

Accrued other operating expenses	91,794

Trustee deferred compensation and retirement plans	107,014

Total liabilities	7,953,575

Net assets applicable to shares outstanding	$186,134,406

Net assets consist of:
Shares of beneficial interest	$200,135,535

Distributable earnings (loss)	(14,001,129)

$186,134,406

Net Assets:
Class A	$129,132,460

Class C	$2,703,958

Class R	$655,595

Class Y	$8,855,753

Investor Class	$33,187,328

Class R5	$11,550,095

Class R6	$49,217

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	13,049,476

Class C	278,312

Class R	66,591

Class Y	890,908

Investor Class	3,340,690

Class R5	1,160,674

Class R6	4,948

Class A:
Net asset value per share	$9.90

Maximum offering price per share
(Net asset value of $9.90 ÷ 94.50%)	$10.48

Class C:
Net asset value and offering price per share	$9.72

Class R:
Net asset value and offering price per share	$9.85

Class Y:
Net asset value and offering price per share	$9.94

Investor Class:
Net asset value and offering price per share	$9.93

Class R5:
Net asset value and offering price per share	$9.95

Class R6:
Net asset value and offering price per share	$9.95

*	At August 31, 2023, securities with an aggregate value of $2,413,049 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Income Advantage U.S. Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:
Interest	$10,620,490

Dividends (net of foreign withholding taxes of $146)	1,912,767

Dividends from affiliated money market funds (includes net securities lending income of $8,911)	1,617,815

Total investment income	14,151,072

Expenses:
Advisory fees	1,065,853

Administrative services fees	24,758

Custodian fees	26,916

Distribution fees:
Class A	310,994

Class C	26,994

Class R	2,684

Investor Class	77,096

Transfer agent fees – A, C, R, Y and Investor	266,887

Transfer agent fees – R5	3,380

Transfer agent fees – R6	11

Trustees’ and officers’ fees and benefits	17,114

Registration and filing fees	98,558

Reports to shareholders	25,713

Professional services fees	47,892

Other	8,569

Total expenses	2,003,419

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(190,311)

Net expenses	1,813,108

Net investment income	12,337,964

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(7,970,942)

Affiliated investment securities	319

Foreign currencies	585

Futures contracts	(9,547)

(7,979,585)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	15,941,112

Affiliated investment securities	(1,687)

Foreign currencies	(5)

15,939,420

Net realized and unrealized gain	7,959,835

Net increase in net assets resulting from operations	$20,297,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Income Advantage U.S. Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$12,337,964	$10,889,426

Net realized gain (loss)	(7,979,585)	(17,402,532)

Change in net unrealized appreciation (depreciation)	15,939,420	(13,263,143)

Net increase (decrease) in net assets resulting from operations	20,297,799	(19,776,249)

Distributions to shareholders from distributable earnings:
Class A	(8,487,191)	(21,961,088)

Class C	(163,948)	(511,479)

Class R	(35,395)	(87,565)

Class Y	(597,025)	(1,299,283)

Investor Class	(2,109,098)	(5,427,106)

Class R5	(762,769)	(1,794,930)

Class R6	(2,707)	(5,414)

Total distributions from distributable earnings	(12,158,133)	(31,086,865)

Share transactions–net:
Class A	(1,600,712)	10,520,938

Class C	(350,757)	71,260

Class R	136,942	(50,163)

Class Y	176,230	2,073,118

Investor Class	1,591,244	2,072,402

Class R5	649,033	1,583,561

Class R6	17,741	942

Net increase in net assets resulting from share transactions	619,721	16,272,058

Net increase (decrease) in net assets	8,759,387	(34,591,056)

Net assets:
Beginning of year	177,375,019	211,966,075

End of year	$186,134,406	$177,375,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Income Advantage U.S. Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 08/31/23	$ 9.46	$0.65	$ 0.44	$ 1.09	$(0.65)	$ -	$(0.65)	$ 9.90	12.08%	$129,132	1.04%	1.14%	6.93%	46%
Year ended 08/31/22	12.29	0.59	(1.64)	(1.05)	(0.59)	(1.19)	(1.78)	9.46	(9.88)	125,096	1.05	1.14	5.52	44
Year ended 08/31/21	10.24	0.13	2.07	2.20	(0.15)	-	(0.15)	12.29	21.70	150,436	1.16	1.17	1.15	143
Year ended 08/31/20	10.43	0.17	(0.20)	(0.03)	(0.16)	-	(0.16)	10.24	(0.15)	136,770	1.18	1.18	1.63	122
Year ended 08/31/19	12.13	0.17	(1.54)	(1.37)	(0.13)	(0.20)	(0.33)	10.43	(11.34)	153,641	1.18	1.18	1.54	117
Class C
Year ended 08/31/23	9.29	0.57	0.43	1.00	(0.57)	-	(0.57)	9.72	11.22	2,704	1.79	1.89	6.18	46
Year ended 08/31/22	12.07	0.51	(1.61)	(1.10)	(0.49)	(1.19)	(1.68)	9.29	(10.51)	2,942	1.80	1.89	4.77	44
Year ended 08/31/21	10.06	0.04	2.04	2.08	(0.07)	-	(0.07)	12.07	20.74	3,748	1.91	1.92	0.40	143
Year ended 08/31/20	10.24	0.09	(0.19)	(0.10)	(0.08)	-	(0.08)	10.06	(0.87)	4,001	1.93	1.93	0.88	122
Year ended 08/31/19	11.92	0.09	(1.53)	(1.44)	(0.04)	(0.20)	(0.24)	10.24	(12.05)	4,627	1.93	1.93	0.79	117
Class R
Year ended 08/31/23	9.41	0.63	0.43	1.06	(0.62)	-	(0.62)	9.85	11.83	656	1.29	1.39	6.68	46
Year ended 08/31/22	12.23	0.57	(1.64)	(1.07)	(0.56)	(1.19)	(1.75)	9.41	(10.13)	492	1.30	1.39	5.27	44
Year ended 08/31/21	10.19	0.10	2.06	2.16	(0.12)	-	(0.12)	12.23	21.39	691	1.41	1.42	0.90	143
Year ended 08/31/20	10.38	0.14	(0.19)	(0.05)	(0.14)	-	(0.14)	10.19	(0.42)	565	1.43	1.43	1.38	122
Year ended 08/31/19	12.07	0.14	(1.53)	(1.39)	(0.10)	(0.20)	(0.30)	10.38	(11.54)	526	1.43	1.43	1.29	117
Class Y
Year ended 08/31/23	9.51	0.68	0.42	1.10	(0.67)	-	(0.67)	9.94	12.22	8,856	0.79	0.89	7.18	46
Year ended 08/31/22	12.35	0.62	(1.64)	(1.02)	(0.63)	(1.19)	(1.82)	9.51	(9.61)	8,271	0.80	0.89	5.77	44
Year ended 08/31/21	10.29	0.15	2.08	2.23	(0.17)	-	(0.17)	12.35	22.00	8,370	0.91	0.92	1.40	143
Year ended 08/31/20	10.48	0.19	(0.19)	0.00	(0.19)	-	(0.19)	10.29	0.12	7,344	0.93	0.93	1.88	122
Year ended 08/31/19	12.19	0.20	(1.55)	(1.35)	(0.16)	(0.20)	(0.36)	10.48	(11.14)	8,322	0.93	0.93	1.79	117
Investor Class
Year ended 08/31/23	9.50	0.66	0.42	1.08	(0.65)	-	(0.65)	9.93	11.95	33,187	1.04	1.14	6.93	46
Year ended 08/31/22	12.33	0.60	(1.64)	(1.04)	(0.60)	(1.19)	(1.79)	9.50	(9.82)	30,152	1.05	1.14	5.52	44
Year ended 08/31/21	10.28	0.13	2.07	2.20	(0.15)	-	(0.15)	12.33	21.61	36,982	1.16	1.17	1.15	143
Year ended 08/31/20	10.47	0.17	(0.20)	(0.03)	(0.16)	-	(0.16)	10.28	(0.14)	33,343	1.18	1.18	1.63	122
Year ended 08/31/19	12.17	0.17	(1.54)	(1.37)	(0.13)	(0.20)	(0.33)	10.47	(11.30)	36,647	1.18	1.18	1.54	117
Class R5
Year ended 08/31/23	9.52	0.69	0.42	1.11	(0.68)	-	(0.68)	9.95	12.27	11,550	0.75	0.77	7.22	46
Year ended 08/31/22	12.36	0.63	(1.64)	(1.01)	(0.64)	(1.19)	(1.83)	9.52	(9.55)	10,393	0.76	0.77	5.81	44
Year ended 08/31/21	10.30	0.18	2.08	2.26	(0.20)	-	(0.20)	12.36	22.23	11,702	0.72	0.72	1.59	143
Year ended 08/31/20	10.50	0.21	(0.20)	0.01	(0.21)	-	(0.21)	10.30	0.26	9,498	0.74	0.74	2.07	122
Year ended 08/31/19	12.21	0.22	(1.56)	(1.34)	(0.17)	(0.20)	(0.37)	10.50	(10.96)	11,073	0.75	0.75	1.97	117
Class R6
Year ended 08/31/23	9.51	0.69	0.43	1.12	(0.68)	-	(0.68)	9.95	12.39	49	0.75	0.77	7.22	46
Year ended 08/31/22	12.36	0.63	(1.65)	(1.02)	(0.64)	(1.19)	(1.83)	9.51	(9.64)	29	0.75	0.77	5.82	44
Year ended 08/31/21	10.30	0.17	2.09	2.26	(0.20)	-	(0.20)	12.36	22.23	37	0.72	0.72	1.59	143
Year ended 08/31/20	10.49	0.21	(0.19)	0.02	(0.21)	-	(0.21)	10.30	0.35	107	0.73	0.73	2.08	122
Year ended 08/31/19	12.20	0.22	(1.55)	(1.33)	(0.18)	(0.20)	(0.38)	10.49	(10.96)	1,317	0.73	0.73	1.99	117

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Income Advantage U.S. Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Income Advantage U.S. Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is income and long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

19	Invesco Income Advantage U.S. Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Equity-Linked Notes - The Fund may invest in Equity-Linked Notes (ELNs). ELNs are hybrid derivative-type instruments, in a single note form, that are specially designed to combine the characteristics of one or more reference securities (such as a single stock, an exchange traded fund, exchange-traded note, or an index or basket of securities (underlying securities)) and a related equity derivative, such as a put or call option. Generally, when purchasing an ELN, the Fund pays the counterparty the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. Investments in ELNs possess the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, as a note, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the ELN issuer will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of its ELN investments, and it may realize losses, which could be significant and could include the Fund’s entire principal investment.

J.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not

20	Invesco Income Advantage U.S. Fund

increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2023, the Fund paid the Adviser $600 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.600%
Next $250 million	0.575%
Next $500 million	0.550%
Next $1.5 billion	0.525%
Next $2.5 billion	0.500%
Next $2.5 billion	0.475%
Next $2.5 billion	0.450%
Over $10 billion	0.425%

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.60%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.06%, 1.81%, 1.31%, 0.81%, 1.06%, 0.81% and 0.81%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2023, the Adviser waived advisory fees of $40,084 and reimbursed class level expenses of $105,306, $2,285, $454, $7,139, $26,103, $0 and $0 of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares, 0.50% of the average daily net assets of Class R shares,and 0.25% of the average daily net assets of Investor Class shares. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $4,196 in front-end sales commissions from the sale of Class A shares and $0 and $99 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2023, the Fund incurred $5,003 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

21	Invesco Income Advantage U.S. Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$126,420,662	$–	$–	$126,420,662

Equity Linked Notes	–	25,735,187	–	25,735,187

Money Market Funds	38,505,765	2,440,396	–	40,946,161

Total Investments	$164,926,427	$28,175,583	$–	$193,102,010

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk

Realized Gain (Loss):
Futures contracts	$(9,547)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$3,413,531

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,940.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund

22	Invesco Income Advantage U.S. Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$12,158,133	$10,846,197

Long-term capital gain	–	20,240,668

Total distributions	$12,158,133	$31,086,865

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$892,092

Net unrealized appreciation - investments	9,730,623

Net unrealized appreciation (depreciation) - foreign currencies	(8)

Temporary book/tax differences	(76,013)

Capital loss carryforward	(24,547,823)

Shares of beneficial interest	200,135,535

Total net assets	$186,134,406

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$21,949,816	$2,598,007	$24,547,823

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $67,483,573 and $44,929,566, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$13,899,984

Aggregate unrealized (depreciation) of investments	(4,169,361)

Net unrealized appreciation of investments	$ 9,730,623

Cost of investments for tax purposes is $ 183,371,387.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, on August 31, 2023, undistributed net investment income was increased by $19,742 and undistributed net realized gain (loss) was decreased by $19,742. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

23	Invesco Income Advantage U.S. Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2023(a)		August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	416,231	$3,968,443	383,872	$3,973,992

Class C	62,905	588,275	43,257	442,552

Class R	18,148	174,210	14,716	164,345

Class Y	151,473	1,424,849	250,812	2,700,981

Investor Class	337,047	3,209,757	53,761	596,971

Class R5	48	471	144	1,721

Class R6	1,684	15,688	1	12

Issued as reinvestment of dividends:
Class A	814,482	7,657,487	1,822,292	19,819,673

Class C	16,585	152,956	44,780	478,549

Class R	3,717	34,825	7,926	85,805

Class Y	51,321	484,830	99,278	1,081,056

Investor Class	214,758	2,028,154	478,585	5,224,624

Class R5	80,145	758,155	163,737	1,789,828

Class R6	217	2,065	91	930

Automatic conversion of Class C shares to Class A shares:
Class A	25,301	237,587	24,145	265,210

Class C	(25,763)	(237,587)	(24,578)	(265,210)

Reacquired:
Class A	(1,427,536)	(13,464,229)	(1,251,347)	(13,537,937)

Class C	(92,055)	(854,401)	(57,295)	(584,631)

Class R	(7,558)	(72,093)	(26,880)	(300,313)

Class Y	(181,981)	(1,733,449)	(157,895)	(1,708,919)

Investor Class	(385,314)	(3,646,667)	(356,873)	(3,749,193)

Class R5	(11,670)	(109,593)	(18,499)	(207,988)

Class R6	(1)	(12)	-	-

Net increase in share activity	62,184	$619,721	1,494,030	$16,272,058

(a)	6% of the outstanding shares of the Fund are owned by the Adviser.

24	Invesco Income Advantage U.S. Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Income Advantage U.S. Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Advantage U.S. Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25	Invesco Income Advantage U.S. Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (03/01/23)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,104.10	$5.52	$1,019.96	$5.30	1.04%
Class C	1,000.00	1,100.20	9.48	1,016.18	9.10	1.79
Class R	1,000.00	1,102.00	6.83	1,018.70	6.56	1.29
Class Y	1,000.00	1,105.20	4.19	1,021.22	4.02	0.79
Investor Class	1,000.00	1,103.90	5.52	1,019.96	5.30	1.04
Class R5	1,000.00	1,105.40	3.98	1,021.42	3.82	0.75
Class R6	1,000.00	1,105.40	3.93	1,021.48	3.77	0.74

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26	Invesco Income Advantage U.S. Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Advantage U.S. Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered the impact of sustained volatility in the equity markets on

27	Invesco Income Advantage U.S. Fund

the Fund’s performance. The Board further considered that the Fund had changed its name, investment strategy and index against which future performance will be compared on July 15, 2021, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board considered information provided regarding the more recent performance of the Fund utilizing the new strategy as well as other metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco

Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

28	Invesco Income Advantage U.S. Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	14.99%
Corporate Dividends Received Deduction*	14.52%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	30.69%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29	Invesco Income Advantage U.S. Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Income Advantage U.S. Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Income Advantage U.S. Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	LVEY-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco NASDAQ 100 Index Fund

Nasdaq:

R6: IVNQX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

11	Financial Statements

14	Financial Highlights

15	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Approval of Investment Advisory and Sub-Advisory Contracts

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class R6 shares of Invesco NASDAQ 100 Index Fund (the Fund), at net asset value (NAV), outperformed the Nasdaq-100 Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/22 to 8/31/23, at net asset value (NAV).
Class R6 Shares	27.88%
Nasdaq-100 Index▼ (Broad Market/Style-Specific Index)	27.44
Lipper Large-Cap Growth Funds Index∎ (Peer Group Index)	22.46

Source(s): ▼Bloomberg LP; ∎Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

 US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

 Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

 Invesco NASDAQ 100 Index Fund (“the Fund”) invests in stocks in approximately the same proportion as they are represented in the Nasdaq-100 Index (“the Underlying Index”).

 During the fiscal year, the information technology, communication services, and health care sectors positively contributed to the Fund’s returns. Sectors that detracted from the Fund’s overall performance included utilities and financials.

 Leading contributors to the Fund’s performance for the fiscal year included NVIDIA,

Microsoft and Meta Platforms. NVIDIA was a primary beneficiary of investor enthusiasm for artificial intelligence. The stock price surged as first-quarter revenue numbers significantly outperformed analyst estimates and management revised its three-month sales forecast to more than 50% above analyst projections. Microsoft’s stock price rose significantly after the company’s third-quarter earnings indicated resiliency in the company’s cloud business, which had been a point of concern for investors in late 2022. Meta Platforms was another notable beneficiary of the artificial intelligence theme. The stock price also rose after the company announced it had been able to achieve significant cost improvements due to reductions in headcount in late 2022 and early 2023.

 Top detractors from the Fund’s performance for the fiscal year were Tesla, PayPal and Enphase Energy. Tesla’s stock price dropped as it reported weaker delivery volumes in late 2022, although announcements of price cuts on its electric vehicles at the end of the calendar year helped to renew some investor enthusiasm for the company. PayPal shares struggled as the company missed analyst estimates for payment volume early in the fiscal year and later guided to lower operating margins than expected, further dampening performance. Despite strong performance later in 2022, Enphase Energy shares sunk after a combination of a lack of clarity on California’s rooftop-solar subsidy and high interest rates caused management to decrease revenue projections for the fiscal year.

 Please note that the Fund’s strategy is principally implemented through equity investments, but the Fund also may use derivative instruments, including NASDAQ 100 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in NASDAQ 100 futures contracts, which generated a positive return and were a slight contributor to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 Thank you for your investment in Invesco NASDAQ 100 Index Fund.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Lipper Inc.

2	Invesco NASDAQ 100 Index Fund

Portfolio manager(s):

Pratik Doshi

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco NASDAQ 100 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/13/20

1 Source: Bloomberg LP

2 Source: Lipper Inc.

Past performance cannot guarantee future results. The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management	fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;	performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco NASDAQ 100 Index Fund

Average Annual Total Returns
As of 8/31/23
Class R6 Shares
Inception (10/13/20)	9.76%
1 Year	27.88

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Performance figures reflect reinvested distributions and changes in net asset value. Shares of the Fund are sold at net asset value without a sales charge. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco NASDAQ 100 Index Fund

Supplemental Information

Invesco NASDAQ 100 Index Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the Nasdaq-100 Index® (the “Underlying Index”).

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Nasdaq-100® Index includes 100 of the largest domestic and international nonfinancial securities listed on The Nasdaq Stock Market, based on the market capitalization.
∎	The Lipper Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth funds tracked by Lipper.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco NASDAQ 100 Index Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	48.04%

Communication Services	15.28

Consumer Discretionary	13.66

Health Care	6.78

Consumer Staples	6.24

Industrials	4.67

Other Sectors, Each Less than 2% of Net Assets	2.48

Money Market Funds Plus Other Assets Less Liabilities	2.85

Top 10 Equity Holdings*

		% of total net assets

1.	Apple, Inc.	11.00%

2.	Microsoft Corp.	9.07

3.	Amazon.com, Inc.	5.27

4.	NVIDIA Corp.	4.54

5.	Meta Platforms, Inc., Class A	3.42

6.	Broadcom, Inc.	3.07

7.	Tesla, Inc.	3.05

8.	Alphabet, Inc., Class A	3.01

9.	Alphabet, Inc., Class C	3.01

10.	Adobe, Inc.	2.05

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco NASDAQ 100 Index Fund

Schedule of Investments(a)

August 31, 2023

	Shares	Value
Common Stocks & Other Equity Interests–97.15%
Advertising–0.28%
Trade Desk, Inc. (The), Class A(b)	867	$ 69,386

Apparel Retail–0.33%
Ross Stores, Inc.	666	81,125

Apparel, Accessories & Luxury Goods–0.37%
lululemon athletica, inc.(b)	239	91,121

Application Software–5.97%
Adobe, Inc.(b)	899	502,847
ANSYS, Inc.(b)	170	54,208
Atlassian Corp., Class A(b)	299	61,014
Autodesk, Inc.(b)	416	92,327
Cadence Design Systems, Inc.(b)	537	129,116
Datadog, Inc., Class A(b)	582	56,151
Intuit, Inc.	549	297,454
Synopsys, Inc.(b)	298	136,749
Workday, Inc., Class A(b)	406	99,267
Zoom Video Communications, Inc., Class A(b)	500	35,515
		1,464,648

Automobile Manufacturers–3.16%
Lucid Group, Inc.(b)	4,314	27,092
Tesla, Inc.(b)(c)	2,895	747,142
		774,234

Automotive Retail–0.46%
O’Reilly Automotive, Inc.(b)	120	112,764

Biotechnology–4.24%
Amgen, Inc.	1,048	268,644
Biogen, Inc.(b)	281	75,128
Gilead Sciences, Inc.	2,440	186,611
Moderna, Inc.(b)	742	83,898
Regeneron Pharmaceuticals, Inc.(b)	210	173,563
Seagen, Inc.(b)	365	75,216
Vertex Pharmaceuticals, Inc.(b)	506	176,260
		1,039,320

Broadline Retail–6.61%
Amazon.com, Inc.(b)	9,369	1,293,016
eBay, Inc.	1,035	46,347
JD.com, Inc., ADR (China)	862	28,627
MercadoLibre, Inc. (Brazil)(b)	99	135,864
PDD Holdings, Inc., ADR (China)(b)	1,183	117,081
		1,620,935

Cable & Satellite–2.21%
Charter Communications, Inc., Class A(b)	295	129,246
Comcast Corp., Class A	8,154	381,281
Sirius XM Holdings, Inc.(c)	7,343	32,309
		542,836

Cargo Ground Transportation–0.37%
Old Dominion Freight Line, Inc.	213	91,030

	Shares	Value
Communications Equipment–1.87%
Cisco Systems, Inc.	7,989	$ 458,169

Construction Machinery & Heavy Transportation Equipment–0.34%
PACCAR, Inc.	1,012	83,277

Consumer Staples Merchandise Retail–2.16%
Costco Wholesale Corp.	869	477,324
Dollar Tree, Inc.(b)	431	52,737
		530,061

Diversified Support Services–0.75%
Cintas Corp.	200	100,834
Copart, Inc.(b)	1,854	83,115
		183,949

Drug Retail–0.18%
Walgreens Boots Alliance, Inc.	1,703	43,103

Electric Utilities–1.15%
American Electric Power Co., Inc.	998	78,243
Constellation Energy Corp.	633	65,933
Exelon Corp.	1,938	77,753
Xcel Energy, Inc.	1,075	61,415
		283,344

Health Care Equipment–1.78%
DexCom, Inc.(b)	752	75,937
GE HealthCare Technologies, Inc.	890	62,701
IDEXX Laboratories, Inc.(b)	162	82,848
Intuitive Surgical, Inc.(b)	685	214,186
		435,672

Health Care Supplies–0.23%
Align Technology, Inc.(b)	150	55,521

Hotels, Resorts & Cruise Lines–1.84%
Airbnb, Inc., Class A(b)	813	106,950
Booking Holdings, Inc.(b)	72	223,562
Marriott International, Inc., Class A	598	121,699
		452,211

Human Resource & Employment Services–1.18%
Automatic Data Processing, Inc.	805	204,961
Paychex, Inc.	699	85,439
		290,400

Industrial Conglomerates–1.00%
Honeywell International, Inc.	1,307	245,638

Interactive Home Entertainment–0.26%
Electronic Arts, Inc.	526	63,109

Interactive Media & Services–9.43%
Alphabet, Inc., Class A(b)	5,427	738,995
Alphabet, Inc., Class C(b)	5,366	737,020
Meta Platforms, Inc., Class A(b)	2,832	837,960
		2,313,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco NASDAQ 100 Index Fund

	Shares	Value
IT Consulting & Other Services–0.29%
Cognizant Technology Solutions Corp., Class A	989	$ 70,822

Life Sciences Tools & Services–0.21%
Illumina, Inc.(b)	312	51,549

Movies & Entertainment–1.80%
Netflix, Inc.(b)	872	378,169
Warner Bros Discovery, Inc.(b)	4,759	62,533
		440,702

Oil & Gas Equipment & Services–0.29%
Baker Hughes Co., Class A	1,970	71,294

Oil & Gas Exploration & Production–0.22%
Diamondback Energy, Inc.	356	54,034

Packaged Foods & Meats–1.09%
Kraft Heinz Co. (The)	2,379	78,721
Mondelez International, Inc., Class A	2,662	189,694
		268,415

Pharmaceuticals–0.32%
AstraZeneca PLC, ADR (United Kingdom)	1,149	77,925

Rail Transportation–0.49%
CSX Corp.	3,981	120,226

Real Estate Services–0.27%
CoStar Group, Inc.(b)	797	65,346

Research & Consulting Services–0.28%
Verisk Analytics, Inc.	283	68,548

Restaurants–0.89%
Starbucks Corp.	2,240	218,266

Semiconductor Materials & Equipment–2.94%
Applied Materials, Inc.	1,649	251,901
ASML Holding N.V., New York Shares (Netherlands)	172	113,611
Enphase Energy, Inc.(b)	273	34,543
KLA Corp.	269	135,003
Lam Research Corp.	264	185,434
		720,492

Semiconductors–15.47%
Advanced Micro Devices, Inc.(b)	3,143	332,278
Analog Devices, Inc.	981	178,326
Broadcom, Inc.	817	754,001
GLOBALFOUNDRIES, Inc.(b)	1,075	59,394
Intel Corp.	8,184	287,586
Marvell Technology, Inc.	1,667	97,103
Microchip Technology, Inc.	1,056	86,423
Micron Technology, Inc.	2,130	148,972
NVIDIA Corp.	2,256	1,113,449
NXP Semiconductors N.V. (China)	512	105,329
ON Semiconductor Corp.(b)	838	82,509

Investment Abbreviations:

ADR – American Depositary Receipt

	Shares	Value

Semiconductors–(continued)
QUALCOMM, Inc.	2,186	$250,362

Texas Instruments, Inc.	1,781	299,315

		3,795,047

Soft Drinks & Non-alcoholic Beverages–2.81%
Keurig Dr Pepper, Inc.	2,721	91,562

Monster Beverage Corp.(b)	2,050	117,690

PepsiCo, Inc.	2,700	480,384

		689,636

Systems Software–10.51%
Crowdstrike Holdings, Inc., Class A(b)	437	71,244

Fortinet, Inc.(b)	1,523	91,700

Microsoft Corp.	6,788	2,224,835

Palo Alto Networks, Inc.(b)	596	145,007

Zscaler, Inc.(b)	287	44,786

		2,577,572

Technology Hardware, Storage & Peripherals–10.99%
Apple, Inc.(d)	14,357	2,697,250

Trading Companies & Distributors–0.26%
Fastenal Co.	1,118	64,374

Transaction & Payment Processing Services–0.55%
PayPal Holdings, Inc.(b)	2,172	135,772

Wireless Telecommunication Services–1.30%
T-Mobile US, Inc.(b)	2,342	319,098

Total Common Stocks & Other Equity Interests (Cost $19,381,862)		23,832,196

Money Market Funds–1.00%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(e)(f)	85,299	85,299

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(e)(f)	60,937	60,943

Invesco Treasury Portfolio, Institutional Class, 5.25%(e)(f)	97,484	97,484

Total Money Market Funds (Cost $243,726)		243,726

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.15% (Cost $19,625,588)		24,075,922

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.04%
Invesco Private Government Fund, 5.30%(e)(f)(g)	209,007	209,007

Invesco Private Prime Fund, 5.51%(e)(f)(g)	537,469	537,469

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $746,476)		746,476

TOTAL INVESTMENTS IN SECURITIES–101.19% (Cost $20,372,064)		24,822,398

OTHER ASSETS LESS LIABILITIES–(1.19)%		(291,944)

NET ASSETS–100.00%		$24,530,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco NASDAQ 100 Index Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$207,032	$4,124,199	$(4,245,932)	$ -	$ -	$ 85,299	$ 4,639
Invesco Liquid Assets Portfolio, Institutional Class	147,886	2,945,857	(3,032,787)	(10)	(3)	60,943	3,397
Invesco Treasury Portfolio, Institutional Class	236,608	4,713,370	(4,852,494)	-	-	97,484	5,282
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	31,849	3,831,133	(3,653,975)	-	-	209,007	2,869*
Invesco Private Prime Fund	81,896	9,169,454	(8,713,927)	(8)	54	537,469	7,259*
Total	$705,271	$24,784,013	$(24,499,115)	$(18)	$51	$990,202	$23,446

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1H.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Equity Risk

Micro E-Mini Nasdaq 100 Index	7	September-2023	$217,539	$(1,026)	$(1,026)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco NASDAQ 100 Index Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $ 19,381,862)*	$23,832,196

Investments in affiliated money market funds, at value (Cost $ 990,202)	990,202

Other investments:
Variation margin receivable - futures contracts	472

Cash	312

Receivable for:
Fund shares sold	472,921

Fund expenses absorbed	509

Dividends	23,457

Investment for trustee deferred compensation and retirement plans	11,097

Other assets	7,287

Total assets	25,338,453

Liabilities:
Payable for:
Fund shares reacquired	14

Collateral upon return of securities loaned	746,476

Accrued fees to affiliates	253

Accrued trustees’ and officers’ fees and benefits	2,238

Accrued other operating expenses	47,921

Trustee deferred compensation and retirement plans	11,097

Total liabilities	807,999

Net assets applicable to shares outstanding	$24,530,454

Net assets consist of:

Shares of beneficial interest	$21,079,648

Distributable earnings	3,450,806

$24,530,454

Net Assets:
Class R6	$24,530,454

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class R6	765,552

Class R6:
Net asset value and offering price per share	$32.04

*	At August 31, 2023, securities with an aggregate value of $734,056 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco NASDAQ 100 Index Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:

Dividends (net of foreign withholding taxes of $268)	$130,934

Dividends from affiliated money market funds (includes net securities lending income of $1,842)	15,160

Total investment income	146,094

Expenses:
Advisory fees	22,378

Administrative services fees	1,895

Custodian fees	14,286

Transfer agent fees	3,661

Trustees’ and officers’ fees and benefits	16,002

Registration and filing fees	26,902

Licensing fees	9,974

Reports to shareholders	11,978

Professional services fees	57,743

Other	2,411

Total expenses	167,230

Less: Fees waived and/or expenses reimbursed	(124,237)

Net expenses	42,993

Net investment income	103,101

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(614,778)

Affiliated investment securities	51

Futures contracts	36,295

(578,432)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	4,987,904

Affiliated investment securities	(18)

Futures contracts	(1,644)

4,986,242

Net realized and unrealized gain	4,407,810

Net increase in net assets resulting from operations	$4,510,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco NASDAQ 100 Index Fund

Statement of Changes in Net Assets

For the year ended August 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$103,101	$33,709

Net realized gain (loss)	(578,432)	(428,736)

Change in net unrealized appreciation (depreciation)	4,986,242	(1,316,627)

Net increase (decrease) in net assets resulting from operations	4,510,911	(1,711,654)

Distributions to shareholders from distributable earnings:

Class R6	(93,393)	(56,806)

Share transactions–net:

Class R6	11,317,009	6,168,102

Net increase in net assets	15,734,527	4,399,642

Net assets:

Beginning of year	8,795,927	4,396,285

End of year	$24,530,454	$8,795,927

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of	Ratio of
											expenses	expenses
			Net gains								to average	to average net
			(losses)								net assets	assets without	Ratio of net
	Net asset		on securities		Dividends	Distributions					with fee waivers	fee waivers	investment
	value,	Net	(both	Total from	from net	from net		Net asset		Net assets,	and/or	and/or	income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total	end of period	expenses	expenses	to average	Portfolio
	of period	income(a)	unrealized)	operations	income	gains	distributions	of period	return(b)	(000’s omitted)	absorbed	absorbed	net assets	turnover (c)
Class R6
Year ended 08/31/23	$25.23	$0.19	$ 6.80	$ 6.99	$(0.18)	$ –	$(0.18)	$32.04	27.88%	$24,530	0.29%	1.12%	0.69%	46%
Year ended 08/31/22	32.18	0.15	(6.81)	(6.66)	(0.14)	(0.15)	(0.29)	25.23	(20.86)	8,796	0.29	1.71	0.52	21
Period ended 08/31/21(d)	25.00	0.11	7.18	7.29	(0.11)	–	(0.11)	32.18	29.24	4,396	0.29 (e)	5.30 (e)	0.46 (e)	6

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(d)	Commencement date of October 13, 2020.
(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco NASDAQ 100 Index Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco NASDAQ 100 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to track the investment results (before fees and expenses) of the NASDAQ-100 Index® (the “Underlying Index”).

The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

15	Invesco NASDAQ 100 Index Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

I.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain

16	Invesco NASDAQ 100 Index Fund

(loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

K.

Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.150%

Over $ 2 billion	0.140%

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.15%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least December 31, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class R6 shares to 0.29% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2023, the Adviser waived advisory fees of $22,378 and reimbursed Fund expenses of $101,859.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.

For the year ended August 31, 2023, the Fund incurred $150 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

17	Invesco NASDAQ 100 Index Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$23,832,196	$–	$–	$23,832,196

Money Market Funds	243,726	746,476	–	990,202

Total Investments in Securities	24,075,922	746,476	–	24,822,398

Other Investments - Liabilities*

Futures Contracts	(1,026)	–	–	(1,026)

Total Investments	$24,074,896	$746,476	$–	$24,821,372

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

Value
Equity
Derivative Liabilities	Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(1,026)

Derivatives not subject to master netting agreements	1,026

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Equity
Risk

Realized Gain:
Futures contracts	$36,295

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(1,644)

Total	$34,651

 The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts

Average notional value	$188,674

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund

18	Invesco NASDAQ 100 Index Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023:

	2023	2022

Ordinary income*	$93,393	$48,059

Long-term capital gain	–	8,747

Total distributions	$93,393	$56,806

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$33,057

Net unrealized appreciation – investments	3,426,692

Temporary book/tax differences	(8,943)

Shares of beneficial interest	21,079,648

Total net assets	$24,530,454

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of August 31, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $17,588,582 and $6,772,743, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,695,374

Aggregate unrealized (depreciation) of investments	(268,682)

Net unrealized appreciation of investments	$3,426,692

Cost of investments for tax purposes is $21,394,680.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2023(a)		August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class R6	567,499	$15,478,776	269,443	$7,704,101

Issued as reinvestment of dividends:
Class R6	3,140	83,080	1,103	33,119

Reacquired:
Class R6	(153,652)	(4,244,847)	(58,592)	(1,569,118)

Net increase in share activity	416,987	$11,317,009	211,954	$6,168,102

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco NASDAQ 100 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco NASDAQ 100 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco NASDAQ 100 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco NASDAQ 100 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class R6	$1,000.00	$1,290.40	$1.67	$1,023.74	$1.48	0.29%

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21	Invesco NASDAQ 100 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco NASDAQ 100 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over the past two years ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Nasdaq-100 Index (Index). The Board noted that the Fund had recently commenced operations in October 2020 and that therefore performance information for the Fund was limited. The Board noted that performance of Class R6 shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the two year period (the first quintile being the best performing funds and the fifth quintile being the

22	Invesco NASDAQ 100 Index Fund

worst performing funds). The Board noted that performance of Class R6 shares of the Fund was reasonably comparable to the performance of the Index for the one and two year periods. The Board considered that the Fund seeks to track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe, and specifically that the Fund’s peer group includes funds that are actively managed or may track a different index than the Fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed affiliated exchange traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided.

The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

23	Invesco NASDAQ 100 Index Fund

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24	Invesco NASDAQ 100 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco NASDAQ 100 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco NASDAQ 100 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco NASDAQ 100 Index Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	NDQ-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Master Loan Fund

Nasdaq:

R6: MLNFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

13	Financial Statements

16	Financial Highlights

17	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Fund Expenses

26	Approval of Investment Advisory and Sub-Advisory Contracts

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class R6 shares of Invesco Master Loan Fund (the Fund), at net asset value (NAV), underperformed the JP Morgan Leveraged Loan Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 8/31/22 to 8/31/23
Class R6 Shares	2.22%
JP Morgan Leveraged Loan Index▼	10.03
Credit Suisse Leveraged Loan Index▼	9.08

Source(s): ▼Bloomberg LP

Market conditions and your Fund

During the fiscal year covered by this report, the senior loan market was characterized by persistent inflation, rapidly escalating interest rates, rising energy prices, and a softening, but robust economy. Following a volatile start to the fiscal year, in part due to hawkish US Federal Reserve (Fed) guidance and the resulting risk-off sentiment, the senior loan market went on to rebound for the remainder of the first half of the fiscal year. The second half of the fiscal year began with a broad risk-off sentiment as investors reevaluated the interest rate outlook amid stronger inflation data. Risk aversion accelerated in early March with the failures of Silicon Valley Bank and Signature Bank, as concerns around regional banks and the banking sector more broadly, arose. Increased uncertainty drove market volatility, and although loans have no direct exposure to the banking sector, loans, as a credit risk asset class, also experienced price softening. Despite this, loans still outperformed almost all other asset classes. The last quarter of the fiscal year saw the loan market rebound as improved economic sentiment overshadowed hawkish central bank rhetoric to create a positive backdrop for risk assets. Interest rate expectations repriced higher on the back of the hawkish Fed policy guidance, signaling a longer runway for today’s high carry environment to continue and an expectation of “higher for longer” interest rates. The historically strong carry in loans has powered 2023’s year-to-date return profile, comprising nearly three quarters of the year-to-date total return,1 and we believe it looks increasingly likely to create a similar return tailwind in 2024.

 Senior loans, as represented by the JP Morgan Leveraged Loan Index, returned 10.03% during the Fund’s fiscal year.2 During the fiscal year, BB-, B- and CCC/Split CCC-rated† loans returned 9.40%, 12.65% and 9.51%, respectively.1 Energy was the best performing sector returning 13.35% for the fiscal year, while media/telecommunications was relatively the worst performing sector returning a positive 5.76%.1 More recently, the senior loan market was up 9.16% calendar year-to-date, having also outperformed high yield by approximately 140 basis points (bps).2,3

 Throughout the 2022 calendar year, risk assets performed poorly, however loans significantly outperformed most other asset classes with a slight positive return for the full year of 0.06%.2 The first month of calendar year 2023 continued this positive trend, leading to a relatively high positive return of 2.58%;2 however, stronger than expected economic data and broad banking sector turmoil began to influence performance over the following few months, with loans finishing the first quarter with a 3.26%2 return. Starting the following quarter with a slight positive, loan flattened in the middle of the quarter before returns rebounded towards the end of the fiscal year as improved economic sentiment overshadowed hawkish central bank rhetoric, improving the calendar quarterly return to 3.17%,2 while also driving the following two months’ returns to both above 1.00%.2 Since the middle of 2022, collateralized loan obligations (CLO) creation has come back in earnest, stabilizing market technicals and acting as a balance to retail outflows. CLO managers sought to buy assets for new structures, despite a dearth of new issue supply, and overall, this increase in CLO demand and relatively high coupon levels, as well as supportive fundamentals, helped enable the loan market to produce only two months of negative returns during the fiscal year covered in this report.2

 During the fiscal year, the loan market continued to benefit from a supportive fundamental backdrop. As of August 31, 2023, the 12-month default rate was 1.55%.4 Issuer fundamentals ended the most recent quarter relatively robust, with companies showing a strong ability to service their debt, even in this rising rate environment. Interest coverage ratios, while off their near-term highs, are currently 3.0x5 and still sufficient to absorb higher rates. Economic data is moderating but still trending higher, with persistent core inflation pushing expectations for a “higher for longer” interest rate environment. This may place incremental pressure on certain issuers but the extent to which this creates distress depends more on the corporate earnings environment. The supply/demand balance has remained supportive and loan investors have continued to reap the benefit of interest rates at 20+ year highs through floating rate coupons. Additionally, leverage levels have remained at their pre-pandemic levels as borrowers have repaired their balance sheets and pushed out their maturities. Debt maturity concerns are held at bay as only 3.3% of outstanding loans mature in the next 18 months, as of June 30, 2023.1 The average price in the senior loan market was $95.75 as of August 31, 2023.2 Given the price of senior loans at the end of the fiscal year, they provided a 9.80% yield (represented by the yield to 3-year life).2 Heading into what we presume will be a period of higher but manageable default activity, it is worth noting that historically the loan market has reliably discounted higher likelihood of defaults (particularly during periods of market turbulence) than what ultimately occurred. Loan prices as of August 31, 2023, were still implying a 4.9%1 default rate in the market, well in excess of the 3.5%6 default rate JP Morgan was forecasting for the end of 2023 and well above the 1.55% August 31, 2023, rolling twelve-month default rate.4 While it is impossible to predict where and when loan prices will bottom, the market has time and again over-corrected relative to eventual realized defaults in past episodes of market dislocation and current loan investors are being well compensated for the potential risk of credit loss. This is not to suggest the market cannot or will not trade lower but rather highlights one reason that loans may often provide compelling value for investors. Despite expectations of an increase in default rates, loans are senior secured with high average recovery rates, which have historically mitigated potential credit loss.6 Spreads and yields continue to remain robust, with the average loan coupon still surpassing the average coupon for high-yield bonds for the first time on record.2,3

 During the fiscal year ending August 31, 2023, Robertshaw US Holdimg, HotelBeds and AAdvantage Loyalty IP all contributed to Fund performance on an absolute basis, QuarterNorth Energy Holding, Tribune Resources and Crown Finance US all detracted from absolute performance. HotelBeds, AAdvantage Loyalty IP, QuarterNorth Energy and Tribune Resources were not held at the fiscal year-end.

 In managing the Fund, we seek out the best risk-adjusted-return opportunities. We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns.

 The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed-credit spread over the Secured Overnight Financing Rate (SOFR) or a similar reference rate. Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as the reference

2	Invesco Master Loan Fund

rate changes, the yield on the portfolio adjusts with the changing rates. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

 We are monitoring interest rates, the market, macroeconomic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.

 As always, we appreciate your continued participation in Invesco Master Loan Fund.

1	Source: Credit Suisse Leveraged Loan Index

2	Source: JP Morgan Leveraged Loan Index

3	Source: JP Morgan US High Yield Index

4	Source: Morningstar LSTA Leveraged Loan Index

5	Source: Pitchbook LCD

6	Source: JP Morgan Research

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit www.spglobal.com and select Understanding Credit Ratings’ under About Ratings on the homepage.

Portfolio manager(s):

Thomas Ewald

David Lukkes

Philip Yarrow

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Master Loan Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1 Source: Bloomberg LP

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Master Loan Fund

Average Annual Total Returns
As of 8/31/23
Class R6 Shares
Inception (10/31/07)	3.80%
10 Years	2.73
5 Years	0.71
1 Year	2.22

Effective May 24, 2019, Class A shares of the Oppenheimer Master Loan Fund LLC, (the predecessor fund), were reorganized into Class R6 shares of the Invesco Oppenheimer Master Loan Fund. The Fund was subsequently renamed the Invesco Master Loan Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class R6 shares are those for Class A shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Master Loan Fund

Supplemental Information

Invesco Master Loan Fund’s investment objective is to seek income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The JP Morgan Leveraged Loan Index tracks the performance of US dollar-denominated senior floating rate bank loans.
∎	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation
(the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Master Loan Fund

Fund Information

Portfolio Composition†*

By credit quality	% of total investments

B-	5.84%

CCC+	1.48

CCC	26.56

CC	1.29

Non-Rated	30.96

Equity	33.87

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	Robertshaw US Holding Corp.	2.47%

2.	Monitronics International, Inc.	1.24

3.	SonicWall U.S. Holdings, Inc.	1.14

4.	McDermott International Ltd.	1.09

5.	Orchid Merger Sub II LLC	0.91

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco Master Loan Fund

Schedule of Investments

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value

Variable Rate Senior Loan Interests–8.80%(b)(c)
Business Equipment & Services–2.96%

Checkout Holding Corp., Term Loan (3 mo. Term SOFR + 9.50%)	12.87%	05/10/2027		$540	$327,325

Monitronics International, Inc., Term Loan (3 mo. Term SOFR + 7.50%)	13.00%	06/30/2028		496	502,839

Orchid Merger Sub II LLC, Term Loan (1 mo. Term SOFR + 4.75%)	10.14%	07/27/2027		502	368,660

					1,198,824

Chemicals & Plastics–0.01%

Flint Group (ColourOz Inv) (Germany), PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 9.52% Cash Rate (3 mo. USD LIBOR + 4.25%)(d)	5.75%	09/21/2024		9	2,662

Electronics & Electrical–1.35%

Diebold Nixdorf, Inc., Term Loan (3mo. Term SOFR + 7.50% )	12.82%	08/11/2028		84	84,048

SonicWall U.S. Holdings, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	9.18%	05/16/2025		377	372,184

Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	12.93%	05/18/2026		97	91,514

					547,746

Industrial Equipment–2.47%
Robertshaw US Holding Corp.
First Lien Term Loan (3 mo. Term SOFR + 5.50%)(e)	10.84%	02/28/2027		165	119,677

First Lien Term Loan (1 mo. Term SOFR + 7.00%)	12.34%	02/28/2027		997	879,425

					999,102

Leisure Goods, Activities & Movies–0.01%
Vue International Bidco PLC (United Kingdom), Term Loan (6 mo. EURIBOR + 8.00%)	4.86%	12/31/2027	EUR	4	2,336

Oil & Gas–1.09%
McDermott International Ltd.
LOC(e)(f)	0.00%	06/28/2024		342	254,875

LOC (3mo. Term SOFR + 4.00% )(e)	7.74%	06/30/2024		182	127,346

PIK Second Lien Term Loan, 3.00% PIK Rate, 6.45% Cash Rate (1 mo. Term SOFR + 1.00%)(d)	3.00%	09/25/2025		98	52,419

Term Loan (1 mo. Term SOFR + 3.00%)(e)	8.45%	06/30/2024		10	6,947

					441,587

Radio & Television–0.03%
Diamond Sports Holdings LLC, Second Lien Term Loan (g)(h)	0.00%	08/24/2026		450	12,624

Univision Communications, Inc., First Lien Term Loan(i)	–	05/05/2028		0	153

					12,777

Utilities–0.88%
Frontera Generation Holdings LLC
First Lien Term Loan (Prime Rate + 13.00%) (Acquired 07/28/2021; Cost $243,764)(j)	18.54%	07/28/2026		245	246,214

Second Lien Term Loan (Prime Rate + 1.50%) (Acquired 07/28/2021; Cost $130,118)(j)	7.04%	07/28/2028		238	109,978

					356,192

Total Variable Rate Senior Loan Interests (Cost $3,771,301)					3,561,226

			Shares

Preferred Stocks–2.75%(k)
Oil & Gas–0.18%

McDermott International Ltd., Pfd.(e)				103	66,782

Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-10/31/2019; Cost $999,531)(e)(j)				999,705	8,898

					75,680

Surface Transport–2.57%
Commercial Barge Line Co., Series A, Pfd. (Acquired 01/31/2020-02/06/2020; Cost $167,036)(j)				5,884	138,274

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Master Loan Fund

			Shares		Value

Surface Transport–(continued)

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 01/31/2020-02/06/2020; Cost $175,537)(j)				6,184	$145,324

Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $192,008)(j)				8,078	444,290

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $134,829)(j)				5,672	311,960

					1,039,848

Total Preferred Stocks (Cost $1,668,940)					1,115,528

Common Stocks & Other Equity Interests–2.55%(k)
Business Equipment & Services–0.21%
Monitronics International, Inc. (Acquired 06/30/2023; Cost $79,856)(e)(j)				3,967	83,307

Containers & Glass Products–0.57%
Libbey Glass LLC (Acquired 11/13/2020-02/10/2022; Cost $131,797)(j)				29,078	228,989

Electronics & Electrical–0.48%

Diebold Nixdorf, Inc.				1,324	23,581

Fusion Connect, Inc. (Acquired 05/03/2018-12/31/2019; Cost $101)(e)(j)				10	0

Fusion Connect, Inc., Wts., expiring 01/14/2040 (Acquired 05/03/2018-12/31/2019; Cost $911,159)(e)(j)				90,368	904

Internap Corp. (Acquired 02/06/2018-02/10/2023; Cost $712,344)(e)(j)				158,650	166,583

Riverbed Technology, Inc. (Acquired 07/03/2023; Cost $1,561)(e)(j)				12,011	1,561

Sungard Availability Services Capital, Inc. (Acquired 06/27/2018-05/03/2019; Cost $276,791)(j)				3,420	1,932

					194,561

Industrial Equipment–0.66%
North American Lifting Holdings, Inc.				38,021	266,147

Leisure Goods, Activities & Movies–0.00%

Crown Finance US, Inc.				10	221

Vue International Bidco PLC(e)				326,260	0

					221

Oil & Gas–0.02%

Larchmont Resources LLC (Acquired 12/09/2016; Cost $46,001)(e)(j)				137	3,544

McDermott International Ltd.(e)				19,276	2,930

Sabine Oil & Gas Holdings, Inc. (Acquired 02/26/2014-11/09/2016; Cost $1,858,384)(e)(j)(l)				1,419	270

Southcross Energy Partners L.P. (Acquired 04/26/2016-10/29/2020; Cost $2,491,123)(j)				251,018	3,514

					10,258

Surface Transport–0.61%

Commercial Barge Line Co. (Acquired 01/31/2020-02/06/2020; Cost $104,219)(e)(j)				2,003	90,135

Commercial Barge Line Co.(e)				1,649	41,225

Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 02/03/2023-08/18/2023; Cost $0)(e)(j)				21,850	10,242

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/05/2020-05/17/2023; Cost $0)(e)(j)				17,016	10,635

Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 01/31/2020-02/06/2020; Cost $109,549)(j)				2,105	94,725

					246,962

Utilities–0.00%
Frontera Generation Holdings LLC (Acquired 07/28/2021; Cost $60,932)(j)				17,409	1,262

Total Common Stocks & Other Equity Interests (Cost $7,883,787)					1,031,707

	Interest Rate	Maturity Date	Principal Amount (000)
Non-U.S. Dollar Denominated Bonds & Notes–1.62%(m)
Automotive–0.61%
Cabonline Group Holding AB (Sweden) (3 mo. STIBOR + 9.50%)(n)(o)	0.00%	04/19/2026	SEK	3,750	248,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Master Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)		Value
Building & Development–0.20%
Ideal Standard International S.A. (Belgium)(n)	6.38%	07/30/2026	EUR	122	$ 82,351

Financial Intermediaries–0.48%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%) (Acquired 11/09/2021; Cost $407,884)(j)(n)(o)	8.73%	08/01/2024	EUR	356	192,740

Retailers (except Food & Drug)–0.33%
Kirk Beauty SUN GmbH 9.00% PIK Rate, 8.25% Cash Rate (Germany)(d)(n)	9.00%	10/01/2026	EUR	131	131,922
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,096,165)					655,335

			Shares
Money Market Funds–4.53%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(p)(q)				1,101,116	1,101,116
Invesco Treasury Portfolio, Institutional Class, 5.25%(p)(q)				734,078	734,078
Total Money Market Funds (Cost $1,835,194)					1,835,194
TOTAL INVESTMENTS IN SECURITIES–20.25% (Cost $16,255,387)					8,198,990
OTHER ASSETS LESS LIABILITIES–79.75%					32,288,999
NET ASSETS–100.00%					$40,487,989

Investment Abbreviations:
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
STIBOR	– Stockholm Interbank Offered Rate
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Master Loan Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(g)	The borrower has filed for protection in federal bankruptcy court.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2023 was $12,624, which represented less than 1% of the Fund’s Net Assets.

(i)	This variable rate interest will settle after August 31, 2023, at which time the interest rate will be determined.
(j)	Restricted security. The aggregate value of these securities at August 31, 2023 was $2,295,281, which represented 5.67% of the Fund’s Net Assets.
(k)	Securities acquired through the restructuring of senior loans.
(l)	Non-income producing security.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $655,335, which represented 1.62% of the Fund’s Net Assets.

(o)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(p)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$2,303,588	$83,686,154	$(84,888,626)	$-	$-	$1,101,116	$245,232

Invesco Treasury Portfolio, Institutional Class	1,535,725	55,790,771	(56,592,418)	-	-	734,078	162,551
Total	$3,839,313	$139,476,925	$(141,481,044)	$-	$-	$1,835,194	$407,783

(q)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

10/31/2023	Barclays Capital	EUR	1,385,661	USD	1,510,369	$3,786

09/29/2023	BNP Paribas S.A.	EUR	2,067,302	USD	2,298,252	53,989

09/29/2023	BNP Paribas S.A.	GBP	487,670	USD	625,468	7,618

10/31/2023	BNP Paribas S.A.	GBP	322,225	USD	409,258	997

10/31/2023	Citibank, N.A.	EUR	1,364,979	USD	1,488,511	4,415

09/29/2023	Morgan Stanley and Co. International PLC	EUR	2,019,202	USD	2,245,262	53,216

09/29/2023	Morgan Stanley and Co. International PLC	GBP	480,391	USD	616,117	7,489

09/29/2023	Morgan Stanley and Co. International PLC	SEK	3,226,092	USD	311,448	16,439

09/29/2023	Morgan Stanley and Co. International PLC	USD	10,778	SEK	117,994	12

10/31/2023	Morgan Stanley and Co. International PLC	GBP	322,225	USD	409,729	1,469

09/29/2023	Royal Bank of Canada	GBP	487,670	USD	626,241	8,391

09/29/2023	Royal Bank of Canada	USD	249,939	SEK	2,734,279	96

10/31/2023	Royal Bank of Canada	EUR	1,385,661	USD	1,509,954	3,372

10/31/2023	Royal Bank of Canada	GBP	317,416	USD	403,800	1,633

09/29/2023	State Street Bank & Trust Co.	EUR	2,049,796	USD	2,272,947	47,689

09/29/2023	State Street Bank & Trust Co.	SEK	29,188	USD	2,696	26

10/31/2023	State Street Bank & Trust Co.	EUR	37,551	USD	40,875	47

10/31/2023	State Street Bank & Trust Co.	GBP	2,417	USD	3,071	9

Subtotal-Appreciation						210,693

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Master Loan Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive

Currency Risk

09/29/2023	Barclays Capital	USD	1,507,999	EUR	1,385,661	$ (3,726)

09/29/2023	BNP Paribas S.A.	USD	406,638	GBP	320,170	(1,001)

09/29/2023	Citibank, N.A.	USD	1,486,189	EUR	1,364,979	(4,368)

09/29/2023	Morgan Stanley and Co. International PLC	USD	2,179,381	EUR	2,000,000	(8,181)

09/29/2023	Morgan Stanley and Co. International PLC	USD	407,108	GBP	320,170	(1,471)

09/29/2023	Morgan Stanley and Co. International PLC	USD	38,721	SEK	403,007	(1,868)

09/29/2023	Royal Bank of Canada	USD	1,507,599	EUR	1,385,661	(3,326)

09/29/2023	Royal Bank of Canada	USD	401,214	GBP	315,391	(1,632)

10/31/2023	Royal Bank of Canada	SEK	2,739,791	USD	250,794	(102)
09/29/2023	UBS AG	USD	636,263	GBP	500,000	(2,792)
Subtotal–Depreciation						(28,467)
Total Forward Foreign Currency Contracts						$182,226
Abbreviations:

EUR - Euro

GBP - British Pound Sterling

SEK - Swedish Krona

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Master Loan Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $14,420,193)	$6,363,796

Investments in affiliated money market funds, at value (Cost $1,835,194)	1,835,194

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	210,693

Cash	4,684,666

Foreign currencies, at value (Cost $3,189,585)	3,190,884

Receivable for:
Investments sold	23,297,958

Dividends	122,381

Interest	1,277,112

Investment for trustee deferred compensation and retirement plans	56,008

Other assets	24,618

Total assets	41,063,310

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	28,467

Payable for:
Investments purchased	22,213

Accrued fees to affiliates	4,098

Accrued trustees’ and officers’ fees and benefits	1,456

Accrued other operating expenses	120,965

Trustee deferred compensation and retirement plans	56,008

Unfunded loan commitments	342,114

Total liabilities	575,321

Net assets applicable to shares outstanding	$40,487,989

Net assets consist of:

Shares of beneficial interest	$(829,225,945)

Distributable earnings	869,713,934

$40,487,989

Net Assets:
Class R6	$40,487,989

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	2,811,195

Class R6:
Net asset value and offering price per share	$14.40

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Master Loan Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:
Interest	$11,984,065

Dividends	1,268,813

Dividends from affiliated money market funds	407,783

Other income	72,518

Total investment income	13,733,179

Expenses:
Advisory fees	427,436

Administrative services fees	21,419

Custodian fees	28,855

Interest, facilities and maintenance fees	71,560

Transfer agent fees	45,970

Trustees’ and officers’ fees and benefits	17,089

Registration and filing fees	22,460

Reports to shareholders	8,964

Professional services fees	165,250

Other	2,080

Total expenses	811,083

Less: Fees waived	(129,757)

Net expenses	681,326

Net investment income	13,051,853

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(13,119,491)

Foreign currencies	(17,469)

Forward foreign currency contracts	(463,778)

(13,600,738)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	7,277,411

Foreign currencies	(77,025)

Forward foreign currency contracts	(159,573)

7,040,813

Net realized and unrealized gain (loss)	(6,559,925)

Net increase in net assets resulting from operations	$6,491,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Master Loan Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$13,051,853	$10,182,729

Net realized gain (loss)	(13,600,738)	206,997

Change in net unrealized appreciation (depreciation)	7,040,813	(8,080,828)

Net increase in net assets resulting from operations	6,491,928	2,308,898

Distributions to shareholders from distributable earnings:
Class R6	(13,008,595)	(10,090,269)

Share transactions–net:
Class R6	(129,314,023)	(14,990,915)

Net increase (decrease) in net assets	(135,830,690)	(22,772,286)

Net assets:
Beginning of year	176,318,679	199,090,965

End of year	$40,487,989	$176,318,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Master Loan Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class R6
Year ended 08/31/23	$15.38	$1.32	$(0.98)	$0.34	$(1.32)	$14.40	2.15%	$40,488	0.45%		0.54%		0.40%		8.73%		16%
Year ended 08/31/22	16.07	0.87	(0.70)	0.17	(0.86)	15.38	1.11	176,319	0.51		0.51		0.46		5.49		58
Year ended 08/31/21	15.15	0.78	0.91	1.69	(0.77)	16.07	11.46	199,091	0.50		0.59		0.38		4.99		89
Year ended 08/31/20	17.21	0.85	(2.40)	(1.55)	(0.51)	15.15	(8.97)	179,282	0.69		0.69		0.50		5.17		53
Eleven months ended 08/31/19	17.56	0.94	(1.29)	(0.35)	–	17.21	(1.99)	667,514	0.50	(e)	0.50	(e)	0.36	(e)	5.90	(e)	42
Year ended 09/30/18	16.58	0.94	0.04	0.98	–	17.56	5.91	1,352,914	0.36		0.37		0.36		5.52		66

(a)	Calculated using average shares outstanding.

(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% and 0.01% for the eleven months ended August 31, 2019 and the year ended September 30, 2018, respectively.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Master Loan Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Master Loan Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

 The Fund’s investment objective is to seek income.

 Shares of the Fund are sold only to other investment companies. The Fund currently offers Class R6 shares. Class R6 shares are sold at net asset value.

 For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

 The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

 The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

17	Invesco Master Loan Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), it distributive share of all items of Fund income, gains, losses and deduction for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code to fail that qualification.

The Fund has analyzed its tax positions, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

F.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

18	Invesco Master Loan Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Industry Focus - To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

M.

Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

N.

LIBOR Transition Risk - The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

O.

Leverage Risk - The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

P.

Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

19	Invesco Master Loan Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”) Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an annual fee of 0.29% based on the average daily net assets of the Fund. The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

 The Adviser has contractually agreed, through at least December 31, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 0.38% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limit or reduce the advisory fee waiver without approval of the Board of Trustees.

 Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

 For the year ended August 31, 2023, the Adviser waived advisory fees of $129,757.

 The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the funds’s custodian.

 The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

 Certain officers and trustees of the Fund are officers and directors of the Adviser and IIS.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

 The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$3,052,381	$508,845	$3,561,226

Preferred Stocks	–	1,039,848	75,680	1,115,528

Common Stocks & Other Equity Interests	23,581	596,790	411,336	1,031,707

Non-U.S. Dollar Denominated Bonds & Notes	–	655,335	–	655,335

Money Market Funds	1,835,194	–	–	1,835,194

Total Investments in Securities	1,858,775	5,344,354	995,861	8,198,990

Other Investments - Assets*

Forward Foreign Currency Contracts	–	210,693	–	210,693

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(28,467)	–	(28,467)

Total Other Investments	–	182,226	–	182,226

Total Investments	$1,858,775	$5,526,580	$995,861	$8,381,216

* Unrealized appreciation (depreciation).

20	Invesco Master Loan Fund

 A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

 The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2023:

	Value 08/31/22	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 08/31/23
Variable Rate Senior Loan Interests	$9,290,887	$280,254	$(9,058,591)	$13,178	$(948,012)	$935,368	$287,783	$(292,022)	$508,845
Common Stocks & Other Equity Interests	896,150	834,986	(301,780)	–	(1,280,571)	677,649	64,950	(480,048)	411,336
Preferred Stocks	141,760	–	–	–	–	(66,080)	–	–	75,680
Total	$10,328,797	$1,115,240	$(9,360,371)	$13,178	$(2,228,583)	$1,546,937	$352,733	$(772,070)	$995,861

*Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

 Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

 The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

				Range of
	Fair Value	Valuation	Unobservable	Unobservable	Unobservable
	at 08/31/23	Technique	Inputs	Inputs	Input Used
McDermott International Ltd., LOC	$254,875	Valuation Service	N/A	N/A	N/A	(a)
Internap Corp.	166,583	Restructured Allocated Value	Cost	N/A	$1.05 per share	(b)
McDermott International Ltd., LOC	127,346	Valuation Service	N/A	N/A	N/A	(a)
Robertshaw US Holding Corp., First Lien Term Loan	119,677	Valuation Service	N/A	N/A	N/A	(a)
Commercial Barge Line Co.	90,135	Valuation Service	N/A	N/A	N/A	(a)
Monitronics International, Inc.	83,307	Valuation Service	N/A	N/A	N/A	(a)

(a)

Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

(b)

The Adviser values certain investments in restructured financings at the restructured allocated value (cost). The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

 For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$210,693
Derivatives not subject to master netting agreements	–
Total Derivative Assets subject to master netting agreements	$210,693

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(28,467)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(28,467)

21	Invesco Master Loan Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts		Non-Cash	Cash

Barclays Capital	$3,786	$ (3,726)	$ 60	$–	$–	$60

BNP Paribas S.A.	62,604	(1,001)	61,603	–	–	61,603

Citibank, N.A.	4,415	(4,368)	47	–	–	47

Morgan Stanley and Co. International PLC	78,625	(11,520)	67,105	–	–	67,105

Royal Bank of Canada	13,492	(5,060)	8,432	–	–	8,432

State Street Bank & Trust Co.	47,771	–	47,771	–	–	47,771

UBS AG	–	(2,792)	(2,792)	–	–	(2,792)

Total	$210,693	$(28,467)	$182,226	$–	$–	$182,226

Effect of Derivative Investments for the year ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(463,778)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(159,573)
Total	$(623,351)

 The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$35,164,326

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

Effective February 17, 2023, the Fund has entered into a credit agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $1.07 billion, collectively by certain Invesco Funds, and which will expire on February 16, 2024. Prior to February 17, 2023, the credit agreement permitted borrowings up to $1.1 billion. The credit agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement. During the year ended August 31, 2023, the Fund did not borrow under this agreement.

 Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Unfunded Loan Commitments

As of August 31, 2023, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)
McDermott International Ltd.	LOC	$342,114	$(87,239)

22	Invesco Master Loan Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $20,461,009 and $177,851,410, respectively.

NOTE 9–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

 At the year ended August 31, 2023, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$342,114	$254,875

NOTE 10–Dividends

The Fund declared the following monthly dividends from net investment income subsequent to August 31, 2023:

		Amount Per Share
Share Class	Record Date	Payable September 29, 2023
Class R6	Daily	$0.0285

NOTE 11–Share Information

	Summary of Share Activity
	Year ended August 31, 2023(a)		Year ended August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class R6	-	$-	1,491,111	$23,923,385

Issued as reinvestment of dividends:
Class R6	860,363	12,992,476	641,676	10,090,269

Reacquired:
Class R6	(9,510,309)	(142,306,499)	(3,062,481)	(49,004,569)

Net increase (decrease) in share activity	(8,649,946)	$(129,314,023)	(929,694)	$(14,990,915)

(a)	100% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 12–Significant Event

On July 28, 2023, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund was closed to investments by new accounts after the close of business on July 31, 2023. The Fund will be liquidated on or about December 1, 2023.

23	Invesco Master Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Master Loan Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Master Loan Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2023 and the eleven months ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the four years in the period ended August 31, 2023 and the eleven months ended August 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Oppenheimer Master Loan Fund LLC (subsequently renamed Invesco Master Loan Fund) as of and for the year ended September 30, 2018 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, portfolio company investees, brokers and agent banks; when replies were not received from portfolio company investees, brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 26, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

24	Invesco Master Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]
Class R6	$1,000.00	$988.90	$2.51	$1,022.68	$2.55	0.50%

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25	Invesco Master Loan Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Master Loan Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the J.P. Morgan Leveraged Loan Index (Index). The Board noted that performance of Class R6 shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class R6 shares of the Fund was

26	Invesco Master Loan Fund

above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund underwent a change in portfolio management in 2020 and that relative performance had improved over more recent periods. The Board considered that loan selection, specifically holdings of certain loans negatively impacted the Fund’s long-term performance. The Board also noted that the Fund currently is not sold directly to retail shareholders, but rather is only available for purchase by other Invesco funds or pooled vehicles. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class R6 shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered

27	Invesco Master Loan Fund

information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

28	Invesco Master Loan Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170

Formerly:

Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg- 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Master Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Master Loan Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-MLF-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco S&P 500 Index Fund

Nasdaq:

A: SPIAX ∎ C: SPICX ∎ Y: SPIDX ∎ R6: SPISX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

16	Financial Statements

19	Financial Highlights

20	Notes to Financial Statements

26	Report of Independent Registered Public Accounting Firm

27	Fund Expenses

28	Approval of Investment Advisory and Sub-Advisory Contracts

31	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class A shares of Invesco S&P 500 Index Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	15.33%
Class C Shares	14.49
Class Y Shares	15.63
Class R6 Shares	15.74
S&P 500 Index▼ (Broad Market/Style-Specific Index)	15.94
Lipper S&P 500 Objective Funds Index∎ (Peer Group Index)	15.71

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the start of the fiscal year, volatility in the equity markets increased. US equity markets rose in August 2022 until the US Federal Reserve (the Fed) chairman Jerome Powell gave hawkish comments at an economic policy symposium held in Jackson Hole, sparking a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.1 After a continued decline in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter of 2022. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December.1

 US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the Fed’s monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly among securities at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February of 2023 and again in March.1 The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

 The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. The Consumer Price Index (CPI) rose 4% as of May 31, 2023, the smallest 12-month increase in nearly two years.2 The labor market maintained momentum in the second quarter with unemployment still at historic lows despite a slight uptick at the end of May. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but investors got a long-awaited “pause” in rate hikes as the Fed left rates unchanged at its June meeting, sending equity markets higher. However, the Fed raised rates another 0.25% in July, bringing the rate to its highest level since June 2006.1 After two months of gains, equity markets declined in August as a resilient economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in June 2022, the highest level since 1981, the CPI rose by 0.2% in July and the 12-month headline inflation rate rose to 3.2% from 3% in June.2 At its annual Jackson Hole symposium in August 2023, Fed chair Jerome Powell remarked that while progress has been made, inflation is still too high, and the Fed intends “to hold policy at a restrictive level until we are confident that inflation is moving sustainably down toward our objective.”

 Despite higher rates and increased market volatility, US stocks for the fiscal year had strong returns of 15.94%, as measured by the S&P 500 Index.3

 During the fiscal year, the information technology, communication services and industrials sectors contributed the most to the Fund’s overall performance. The utilities and real estate sectors detracted most significantly from the Fund’s return during the fiscal year.

 Leading contributors to the Fund’s absolute performance for the fiscal year included NVIDIA, Microsoft and Apple. NVIDIA was a primary beneficiary of investor enthusiasm for artificial intelligence. The stock price surged as first quarter revenue numbers significantly outperformed analyst estimates and management revised its three-month sales forecast to more than 50% above analyst projections.4 Microsoft’s stock price rose significantly after the company’s third quarter earnings indicated resiliency in the company’s cloud business, which had been a point of concern for investors in late 2022. Despite some revenue declines and earning misses during the fiscal year, Apple benefited from the broad rally in tech stocks that was driven primarily by widespread investor enthusiasm for companies with artificial intelligence related products and services.

 Top detractors from the Fund’s absolute performance for the fiscal year were Tesla, Walt Disney and Pfizer. Tesla’s stock price dropped as it reported weaker delivery volumes in late 2022, although announcements of price cuts on its electric vehicles at the end of the calendar year helped to renew some investor enthusiasm for the company. Walt Disney’s stock performed poorly after an earnings report indicated larger-than-expected weakness in the company’s Disney+ streaming unit, with weak overall subscriber gains and greater losses in the business unit than in prior quarters. Pfizer slid after the US Supreme Court refused to review a ruling that indicated a proposal to use Medicare to cover copays for tamifidis, an expensive heart disease medication, for lower-income customers violated the Anti-Kickback Statute. The company also halted development on an early-stage diabetes drug later in the fiscal year, further disappointing investors.

 Please note that the Fund’s strategy is principally implemented through equity investments but the Fund also may use derivative instruments, including S&P 500 futures contracts, to gain exposure to the equity market. During the fiscal year, the Fund invested in S&P 500 futures contracts, which generated a positive return and were a slight contributor to the Fund’s absolute performance. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

 Thank you for your investment in Invesco S&P 500 Index Fund.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: Lipper Inc.

2	Invesco S&P 500 Index Fund

4	Source: Bloomberg LP

Portfolio manager(s):

Pratik Doshi

Peter Hubbard

Michael Jeanette

Tony Seisser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco S&P 500 Index Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (9/26/97)	7.35%
10 Years	11.56
5 Years	9.29
1 Year	8.99

Class C Shares
Inception (9/26/97)	7.33%
10 Years	11.54
5 Years	9.73
1 Year	13.49

Class Y Shares
Inception (9/26/97)	7.84%
10 Years	12.47
5 Years	10.81
1 Year	15.63

Class R6 Shares
10 Years	12.42%
5 Years	10.89
1 Year	15.74

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Morgan Stanley S&P 500 Index Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco S&P 500 Index Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a

CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco S&P 500 Index Fund

Supplemental Information

Invesco S&P 500 Index Fund’s investment objective is total return through growth of capital and current income.

∎ Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Lipper S&P 500 Objective Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the

Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco S&P 500 Index Fund

Fund Information

Portfolio Composition

By sector	% of total net assets

Information Technology	27.26%

Health Care	12.71

Financials	12.05

Consumer Discretionary	10.26

Communication Services	8.51

Industrials	8.13

Consumer Staples	6.34

Energy	4.28

Materials	2.38

Utilities	2.35

Real Estate	2.35

Money Market Funds Plus Other Assets Less Liabilities	3.38

Top 10 Equity Holdings*

		% of total net assets

1.	Apple, Inc.	7.13%

2.	Microsoft Corp.	6.26

3.	Amazon.com, Inc.	3.16

4.	NVIDIA Corp.	3.13

5.	Alphabet, Inc., Class A	2.08

6.	Alphabet, Inc., Class C	1.80

7.	Tesla, Inc.	1.79

8.	Meta Platforms, Inc., Class A	1.68

9.	Berkshire Hathaway, Inc., Class B	1.65

10.	Exxon Mobil Corp.	1.15

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco S&P 500 Index Fund

Schedule of Investments(a)

August 31, 2023

	Shares	Value

Common Stocks & Other Equity Interests–96.62%
Advertising–0.07%
Interpublic Group of Cos., Inc. (The)	24,472	$798,032

Omnicom Group, Inc.	12,879	1,043,328

		1,841,360

Aerospace & Defense–1.55%
Axon Enterprise, Inc.(b)	4,456	948,727

Boeing Co. (The)(b)	36,103	8,088,155

General Dynamics Corp.	14,284	3,237,326

Howmet Aerospace, Inc.	23,379	1,156,559

Huntington Ingalls Industries, Inc.	2,562	564,460

L3Harris Technologies, Inc.	12,031	2,142,601

Lockheed Martin Corp.	14,369	6,442,341

Northrop Grumman Corp.	9,120	3,949,781

RTX Corp.	93,284	8,026,155

Textron, Inc.	13,055	1,014,504

TransDigm Group, Inc.(b)	3,314	2,995,359

		38,565,968

Agricultural & Farm Machinery–0.28%
Deere & Co.	17,215	7,074,332

Agricultural Products & Services–0.15%
Archer-Daniels-Midland Co.	34,649	2,747,665

Bunge Ltd.	9,615	1,099,187

		3,846,852

Air Freight & Logistics–0.54%
C.H. Robinson Worldwide, Inc.	7,426	671,533

Expeditors International of Washington, Inc.	9,951	1,161,381

FedEx Corp.	14,763	3,853,438

United Parcel Service, Inc., Class B	46,272	7,838,477

		13,524,829

Apparel Retail–0.38%
Ross Stores, Inc.	21,777	2,652,657

TJX Cos., Inc. (The)	73,515	6,798,667

		9,451,324

Apparel, Accessories & Luxury Goods–0.05%
Ralph Lauren Corp.	2,591	302,188

Tapestry, Inc.	15,068	502,066

VF Corp.	20,831	411,621

		1,215,875

Application Software–2.42%
Adobe, Inc.(b)	29,285	16,380,272

ANSYS, Inc.(b)	5,533	1,764,308

Autodesk, Inc.(b)	13,676	3,035,251

Cadence Design Systems, Inc.(b)	17,409	4,185,820

Fair Isaac Corp.(b)	1,590	1,438,298

Intuit, Inc.	17,911	9,704,359

PTC, Inc.(b)(c)	6,763	995,311

Roper Technologies, Inc.	6,806	3,396,602

Salesforce, Inc.(b)	62,504	13,842,136

Synopsys, Inc.(b)	9,724	4,462,246

	Shares	Value

Application Software–(continued)
Tyler Technologies, Inc.(b)	2,677	$1,066,597

		60,271,200

Asset Management & Custody Banks–0.64%
Ameriprise Financial, Inc.	6,655	2,246,595

Bank of New York Mellon Corp. (The)	46,110	2,068,956

BlackRock, Inc.	9,561	6,697,863

Franklin Resources, Inc.(c)	18,227	487,390

Invesco Ltd.(d)	28,610	455,471

Northern Trust Corp.	13,261	1,008,764

State Street Corp.	21,224	1,458,938

T. Rowe Price Group, Inc.(c)	14,249	1,599,165

		16,023,142

Automobile Manufacturers–2.03%
Ford Motor Co.	250,898	3,043,393

General Motors Co.	88,840	2,977,028

Tesla, Inc.(b)	171,999	44,389,502

		50,409,923

Automotive Parts & Equipment–0.09%
Aptiv PLC(b)	17,270	1,752,041

BorgWarner, Inc.	14,678	598,129

		2,350,170

Automotive Retail–0.30%
AutoZone, Inc.(b)	1,168	2,956,594

CarMax, Inc.(b)(c)	9,925	810,674

O’Reilly Automotive, Inc.(b)	3,886	3,651,674

		7,418,942

Biotechnology–1.95%
AbbVie, Inc.	112,638	16,553,280

Amgen, Inc.	34,113	8,744,526

Biogen, Inc.(b)	9,241	2,470,674

Gilead Sciences, Inc.	79,635	6,090,485

Incyte Corp.(b)	11,697	754,807

Moderna, Inc.(b)	20,839	2,356,266

Regeneron Pharmaceuticals, Inc.(b)	6,888	5,692,863

Vertex Pharmaceuticals, Inc.(b)	16,443	5,727,755

		48,390,656

Brewers–0.03%
Molson Coors Beverage Co., Class B	11,986	760,991

Broadcasting–0.05%
Fox Corp., Class A(c)	17,084	564,797

Fox Corp., Class B	8,864	270,529

Paramount Global, Class B(c)	31,759	479,244

		1,314,570

Broadline Retail–3.25%
Amazon.com, Inc.(b)	569,233	78,559,847

eBay, Inc.	34,540	1,546,701

Etsy, Inc.(b)	7,881	579,805

		80,686,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco S&P 500 Index Fund

	Shares	Value

Building Products–0.43%
A.O. Smith Corp.	7,713	$559,192

Allegion PLC	5,492	625,045

Carrier Global Corp.(c)	53,049	3,047,665

Johnson Controls International PLC	43,683	2,579,918

Masco Corp.	14,226	839,476

Trane Technologies PLC	14,542	2,984,891

		10,636,187

Cable & Satellite–0.62%
Charter Communications, Inc., Class A(b)	6,597	2,890,278

Comcast Corp., Class A	265,548	12,417,024

		15,307,302

Cargo Ground Transportation–0.14%
J.B. Hunt Transport Services, Inc.	5,224	981,485

Old Dominion Freight Line, Inc.	5,742	2,453,959

		3,435,444

Casinos & Gaming–0.14%
Caesars Entertainment, Inc.(b)	13,739	759,217

Las Vegas Sands Corp.	21,046	1,154,584

MGM Resorts International(c)	18,951	833,465

Wynn Resorts Ltd.	6,611	670,223

		3,417,489

Commodity Chemicals–0.16%
Dow, Inc.	45,157	2,463,766

LyondellBasell Industries N.V., Class A	16,205	1,600,568

		4,064,334

Communications Equipment–0.90%
Arista Networks, Inc.(b)	15,855	3,095,372

Cisco Systems, Inc.	261,490	14,996,451

F5, Inc.(b)	3,774	617,653

Juniper Networks, Inc.	20,217	588,719

Motorola Solutions, Inc.	10,650	3,020,021

		22,318,216

Computer & Electronics Retail–0.04%
Best Buy Co., Inc.	12,521	957,230

Construction & Engineering–0.08%
Quanta Services, Inc.	9,218	1,934,582

Construction Machinery & Heavy Transportation Equipment–0.62%
Caterpillar, Inc.	32,902	9,249,739

Cummins, Inc.	8,988	2,067,600

PACCAR, Inc.	33,363	2,745,441

Wabtec Corp.	11,514	1,295,555

		15,358,335

Construction Materials–0.15%
Martin Marietta Materials, Inc.	3,956	1,765,998

Vulcan Materials Co.	8,495	1,854,034

		3,620,032

Consumer Electronics–0.04%
Garmin Ltd.(c)	9,776	1,036,452

Consumer Finance–0.43%
American Express Co.	37,961	5,997,458

Capital One Financial Corp.	24,376	2,495,858

	Shares	Value

Consumer Finance–(continued)
Discover Financial Services	16,125	$1,452,379

Synchrony Financial	26,763	863,910

		10,809,605

Consumer Staples Merchandise Retail–1.50%
Costco Wholesale Corp.	28,314	15,552,314

Dollar General Corp.	13,886	1,923,211

Dollar Tree, Inc.(b)	13,275	1,624,329

Target Corp.	29,467	3,729,049

Walmart, Inc.	89,548	14,561,400

		37,390,303

Copper–0.15%
Freeport-McMoRan, Inc.	91,506	3,652,004

Data Center REITs–0.29%
Digital Realty Trust, Inc.	18,499	2,436,688

Equinix, Inc.	5,970	4,664,839

		7,101,527

Data Processing & Outsourced Services–0.06%
Broadridge Financial Solutions, Inc.	7,532	1,402,534

Distillers & Vintners–0.14%
Brown-Forman Corp., Class B	11,533	762,677

Constellation Brands, Inc., Class A	10,295	2,682,465

		3,445,142

Distributors–0.13%
Genuine Parts Co.	8,971	1,379,112

LKQ Corp.	16,416	862,332

Pool Corp.	2,491	910,710

		3,152,154

Diversified Banks–2.56%
Bank of America Corp.	442,635	12,690,346

Citigroup, Inc.	124,287	5,131,810

Comerica, Inc.	8,005	385,121

Fifth Third Bancorp	43,296	1,149,509

JPMorgan Chase & Co.	186,568	27,300,495

KeyCorp	58,849	666,759

PNC Financial Services Group, Inc. (The)	25,440	3,071,371

U.S. Bancorp	89,059	3,253,325

Wells Fargo & Co.	239,554	9,891,185

		63,539,921

Diversified Support Services–0.21%
Cintas Corp.	5,520	2,783,018

Copart, Inc.(b)	54,770	2,455,339

		5,238,357

Drug Retail–0.05%
Walgreens Boots Alliance, Inc.	45,276	1,145,936

Electric Utilities–1.54%
Alliant Energy Corp.	16,049	805,178

American Electric Power Co., Inc.	32,866	2,576,694

Constellation Energy Corp.	20,627	2,148,508

Duke Energy Corp.	49,201	4,369,049

Edison International	24,450	1,683,383

Entergy Corp.	13,426	1,278,827

Evergy, Inc.	14,663	806,025

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco S&P 500 Index Fund

	Shares	Value

Electric Utilities–(continued)
Eversource Energy	22,271	$1,421,335

Exelon Corp.	63,151	2,533,618

FirstEnergy Corp.	34,743	1,253,180

NextEra Energy, Inc.	129,182	8,629,358

NRG Energy, Inc.	14,989	562,837

PG&E Corp.(b)	102,646	1,673,130

Pinnacle West Capital Corp.	7,230	558,662

PPL Corp.	47,057	1,172,660

Southern Co. (The)	69,614	4,714,956

Xcel Energy, Inc.	35,136	2,007,320

		38,194,720

Electrical Components & Equipment–0.58%
AMETEK, Inc.	14,634	2,334,269

Eaton Corp. PLC	25,448	5,862,456

Emerson Electric Co.	36,486	3,584,749

Generac Holdings, Inc.(b)	3,922	465,973

Rockwell Automation, Inc.	7,334	2,288,795

		14,536,242

Electronic Components–0.20%
Amphenol Corp., Class A	38,007	3,359,059

Corning, Inc.	48,847	1,603,158

		4,962,217

Electronic Equipment & Instruments–0.18%
Keysight Technologies, Inc.(b)	11,377	1,516,554

Teledyne Technologies, Inc.(b)	3,004	1,256,573

Trimble, Inc.(b)	15,604	854,943

Zebra Technologies Corp., Class A(b)	3,272	899,833

		4,527,903

Electronic Manufacturing Services–0.11%
TE Connectivity Ltd.	20,068	2,656,803

Environmental & Facilities Services–0.25%
Republic Services, Inc.	13,125	1,891,706

Rollins, Inc.	14,786	585,082

Waste Management, Inc.	23,562	3,694,051

		6,170,839

Fertilizers & Agricultural Chemicals–0.19%
CF Industries Holdings, Inc.	12,532	965,841

Corteva, Inc.	45,198	2,282,951

FMC Corp.	7,879	679,406

Mosaic Co. (The)	21,527	836,324

		4,764,522

Financial Exchanges & Data–1.09%
Cboe Global Markets, Inc.	6,740	1,009,045

CME Group, Inc., Class A	22,966	4,654,749

FactSet Research Systems, Inc.	2,446	1,067,459

Intercontinental Exchange, Inc.	35,744	4,217,435

MarketAxess Holdings, Inc.	2,404	579,196

Moody’s Corp.	10,075	3,393,260

MSCI, Inc.	5,111	2,778,442

Nasdaq, Inc.	21,829	1,145,586

S&P Global, Inc.	20,940	8,184,608

		27,029,780

	Shares	Value

Food Distributors–0.09%
Sysco Corp.	32,172	$2,240,780

Food Retail–0.08%
Kroger Co. (The)	41,429	1,921,891

Footwear–0.32%
NIKE, Inc., Class B	78,660	8,000,509

Gas Utilities–0.04%
Atmos Energy Corp.	9,224	1,069,523

Gold–0.08%
Newmont Corp.	50,737	2,000,053

Health Care Distributors–0.30%
Cardinal Health, Inc.	16,393	1,431,601

Cencora, Inc.	10,341	1,819,809

Henry Schein, Inc.(b)	8,546	654,111

McKesson Corp.	8,660	3,570,691

		7,476,212

Health Care Equipment–2.41%
Abbott Laboratories	111,020	11,423,958

Baxter International, Inc.	32,225	1,308,335

Becton, Dickinson and Co.	18,132	5,066,987

Boston Scientific Corp.(b)	91,787	4,950,991

DexCom, Inc.(b)	24,748	2,499,053

Edwards Lifesciences Corp.(b)	38,814	2,968,107

GE HealthCare Technologies, Inc.	25,596	1,803,238

Hologic, Inc.(b)	15,517	1,159,741

IDEXX Laboratories, Inc.(b)	5,273	2,696,665

Insulet Corp.(b)	4,449	852,918

Intuitive Surgical, Inc.(b)	22,371	6,994,964

Medtronic PLC	84,938	6,922,447

ResMed, Inc.	9,381	1,497,114

STERIS PLC	6,339	1,455,371

Stryker Corp.	21,569	6,115,890

Teleflex, Inc.	2,999	638,007

Zimmer Biomet Holdings, Inc.	13,237	1,576,791

		59,930,577

Health Care Facilities–0.17%
HCA Healthcare, Inc.	13,172	3,652,596

Universal Health Services, Inc., Class B	4,150	559,005

		4,211,601

Health Care REITs–0.18%
Healthpeak Properties, Inc.	34,922	718,694

Ventas, Inc.	25,541	1,115,631

Welltower, Inc.	31,560	2,615,693

		4,450,018

Health Care Services–0.52%
Cigna Group (The)	18,888	5,217,999

CVS Health Corp.	81,849	5,334,099

DaVita, Inc.(b)	3,467	355,090

Laboratory Corp. of America Holdings	5,589	1,163,071

Quest Diagnostics, Inc.	7,184	944,696

		13,014,955

Health Care Supplies–0.13%
Align Technology, Inc.(b)	4,560	1,687,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco S&P 500 Index Fund

	Shares	Value

Health Care Supplies–(continued)
Cooper Cos., Inc. (The)	3,157	$ 1,168,059

DENTSPLY SIRONA, Inc.	13,381	496,301

		3,352,198

Home Furnishings–0.01%
Mohawk Industries, Inc.(b)	3,342	338,845

Home Improvement Retail–1.21%
Home Depot, Inc. (The)	64,652	21,354,556

Lowe’s Cos., Inc.	38,073	8,775,065

		30,129,621

Homebuilding–0.27%
D.R. Horton, Inc.	19,782	2,354,454

Lennar Corp., Class A	16,069	1,913,657

NVR, Inc.(b)	195	1,243,579

PulteGroup, Inc.	14,371	1,179,284

		6,690,974

Hotel & Resort REITs–0.03%
Host Hotels & Resorts, Inc.	44,391	700,934

Hotels, Resorts & Cruise Lines–0.68%
Booking Holdings, Inc.(b)	2,358	7,321,661

Carnival Corp.(b)	64,125	1,014,457

Expedia Group, Inc.(b)	9,259	1,003,583

Hilton Worldwide Holdings, Inc.	16,912	2,513,969

Marriott International, Inc., Class A	16,372	3,331,866

Norwegian Cruise Line Holdings Ltd.(b)(c)	27,080	448,716

Royal Caribbean Cruises Ltd.(b)	13,941	1,379,322

		17,013,574

Household Appliances–0.02%
Whirlpool Corp.	3,506	490,700

Household Products–1.31%
Church & Dwight Co., Inc.	15,594	1,509,031

Clorox Co. (The)	7,795	1,219,528

Colgate-Palmolive Co.	52,962	3,891,118

Kimberly-Clark Corp.	21,539	2,774,869

Procter & Gamble Co. (The)	150,476	23,224,466

		32,619,012

Housewares & Specialties–0.01%
Newell Brands, Inc.	23,177	245,213

Human Resource & Employment Services–0.46%
Automatic Data Processing, Inc.	26,375	6,715,339

Ceridian HCM Holding, Inc.(b)(c)	9,897	717,730

Paychex, Inc.	20,453	2,499,970

Paycom Software, Inc.	3,066	903,980

Robert Half, Inc.	6,816	504,111

		11,341,130

Independent Power Producers & Energy Traders–0.03%
AES Corp. (The)	42,733	766,203

Industrial Conglomerates–0.79%
3M Co.	35,220	3,756,917

General Electric Co.	69,522	7,957,488

Honeywell International, Inc.	42,407	7,969,972

		19,684,377

	Shares	Value

Industrial Gases–0.66%
Air Products and Chemicals, Inc.(c)	14,181	$ 4,190,344

Linde PLC	31,257	12,097,709

		16,288,053

Industrial Machinery & Supplies & Components–0.84%
Dover Corp.	8,950	1,327,285

Fortive Corp.	22,571	1,779,724

IDEX Corp.	4,825	1,092,380

Illinois Tool Works, Inc.	17,606	4,354,844

Ingersoll Rand, Inc.	25,826	1,797,748

Nordson Corp.	3,437	839,109

Otis Worldwide Corp.	26,420	2,260,231

Parker-Hannifin Corp.	8,191	3,414,828

Pentair PLC	10,288	722,835

Snap-on, Inc.	3,325	893,095

Stanley Black & Decker, Inc.	9,777	922,753

Xylem, Inc.	15,200	1,573,808

		20,978,640

Industrial REITs–0.29%
Prologis, Inc.	58,957	7,322,459

Insurance Brokers–0.65%
Aon PLC, Class A	13,047	4,349,739

Arthur J. Gallagher & Co.	13,601	3,134,759

Brown & Brown, Inc.	15,030	1,113,723

Marsh & McLennan Cos., Inc.	31,585	6,158,759

Willis Towers Watson PLC	6,828	1,411,757

		16,168,737

Integrated Oil & Gas–2.01%
Chevron Corp.	113,629	18,305,632

Exxon Mobil Corp.(e)	258,118	28,700,141

Occidental Petroleum Corp.	45,865	2,879,863

		49,885,636

Integrated Telecommunication Services–0.65%
AT&T, Inc.	456,415	6,750,378

Verizon Communications, Inc.	268,396	9,388,492

		16,138,870

Interactive Home Entertainment–0.31%
Activision Blizzard, Inc.	45,674	4,201,551

Electronic Arts, Inc.	16,612	1,993,108

Take-Two Interactive Software, Inc.(b)	10,041	1,427,830

		7,622,489

Interactive Media & Services–5.59%
Alphabet, Inc., Class A(b)	379,118	51,624,498

Alphabet, Inc., Class C(b)	326,263	44,812,223

Match Group, Inc.(b)	17,598	824,818

Meta Platforms, Inc., Class A(b)	141,231	41,788,841

		139,050,380

Internet Services & Infrastructure–0.09%
Akamai Technologies, Inc.(b)	9,484	996,674

VeriSign, Inc.(b)	5,818	1,208,922

		2,205,596

Investment Banking & Brokerage–0.84%
Charles Schwab Corp. (The)	94,876	5,611,915

Goldman Sachs Group, Inc. (The)	21,225	6,955,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco S&P 500 Index Fund

	Shares	Value

Investment Banking & Brokerage–(continued)
Morgan Stanley	83,152	$ 7,080,393

Raymond James Financial, Inc.	12,126	1,268,258

		20,916,211

IT Consulting & Other Services–1.08%
Accenture PLC, Class A	40,319	13,054,083

Cognizant Technology Solutions Corp., Class A	32,376	2,318,445

DXC Technology Co.(b)	15,111	313,402

EPAM Systems, Inc.(b)	3,676	952,047

Gartner, Inc.(b)	5,046	1,764,485

International Business Machines Corp.	57,972	8,512,029

		26,914,491

Leisure Products–0.02%
Hasbro, Inc.	8,061	580,392

Life & Health Insurance–0.38%
Aflac, Inc.	34,913	2,603,463

Globe Life, Inc.	5,776	644,428

Lincoln National Corp.	10,466	268,558

MetLife, Inc.	41,214	2,610,495

Principal Financial Group, Inc.	14,354	1,115,449

Prudential Financial, Inc.	23,296	2,205,432

		9,447,825

Life Sciences Tools & Services–1.57%
Agilent Technologies, Inc.	18,879	2,285,680

Bio-Rad Laboratories, Inc., Class A(b)(c)	1,324	529,865

Bio-Techne Corp.	10,052	788,077

Charles River Laboratories International, Inc.(b)(c)	3,268	675,888

Danaher Corp.	42,399	11,235,735

Illumina, Inc.(b)	10,046	1,659,800

IQVIA Holdings, Inc.(b)	11,846	2,637,275

Mettler-Toledo International, Inc.(b)	1,406	1,706,153

Revvity, Inc.	8,009	937,293

Thermo Fisher Scientific, Inc.	24,626	13,719,145

Waters Corp.(b)(c)	3,795	1,065,636

West Pharmaceutical Services, Inc.	4,715	1,918,533

		39,159,080

Managed Health Care–1.69%
Centene Corp.(b)	34,828	2,147,146

Elevance Health, Inc.	15,134	6,689,379

Humana, Inc.	7,985	3,686,116

Molina Healthcare, Inc.(b)	3,722	1,154,267

UnitedHealth Group, Inc.	59,440	28,327,915

		42,004,823

Metal, Glass & Plastic Containers–0.04%
Ball Corp.	20,137	1,096,460

Movies & Entertainment–0.99%
Live Nation Entertainment, Inc.(b)(c)	9,009	761,531

Netflix, Inc.(b)	28,381	12,308,272

Walt Disney Co. (The)(b)	116,661	9,762,192

Warner Bros Discovery, Inc.(b)	140,777	1,849,810

		24,681,805

Multi-Family Residential REITs–0.27%
AvalonBay Communities, Inc.	9,017	1,657,505

	Shares	Value

Multi–Family Residential REITs–(continued)
Camden Property Trust	6,904	$ 743,008

Equity Residential	21,771	1,411,414

Essex Property Trust, Inc.	4,058	967,387

Mid-America Apartment Communities, Inc.	7,408	1,075,864

UDR, Inc.	19,754	788,184

		6,643,362

Multi–line Insurance–0.19%
American International Group, Inc.	45,903	2,686,243

Assurant, Inc.	3,524	490,999

Hartford Financial Services Group, Inc. (The)	19,891	1,428,572

		4,605,814

Multi-Sector Holdings–1.65%
Berkshire Hathaway, Inc., Class B(b)	113,851	41,009,130

Multi-Utilities–0.67%
Ameren Corp.	16,675	1,321,827

CenterPoint Energy, Inc.	40,068	1,117,497

CMS Energy Corp.	18,518	1,040,526

Consolidated Edison, Inc.	22,191	1,974,111

Dominion Energy, Inc.	53,079	2,576,455

DTE Energy Co.	13,087	1,352,934

NiSource, Inc.	26,371	705,688

Public Service Enterprise Group, Inc.	31,855	1,945,703

Sempra	40,176	2,821,159

WEC Energy Group, Inc.	20,138	1,694,009

		16,549,909

Office REITs–0.07%
Alexandria Real Estate Equities, Inc.	9,961	1,158,863

Boston Properties, Inc.(c)	8,837	590,046

		1,748,909

Oil & Gas Equipment & Services–0.40%
Baker Hughes Co., Class A	64,632	2,339,032

Halliburton Co.	57,275	2,211,961

Schlumberger N.V.	90,997	5,365,183

		9,916,176

Oil & Gas Exploration & Production–1.14%
APA Corp.	20,105	881,403

ConocoPhillips	77,254	9,195,544

Coterra Energy, Inc.	48,095	1,355,798

Devon Energy Corp.	41,183	2,104,040

Diamondback Energy, Inc.	11,622	1,763,987

EOG Resources, Inc.	37,339	4,802,542

EQT Corp.(c)	23,338	1,008,668

Hess Corp.	17,643	2,725,844

Marathon Oil Corp.	39,714	1,046,464

Pioneer Natural Resources Co.	14,881	3,540,636

		28,424,926

Oil & Gas Refining & Marketing–0.41%
Marathon Petroleum Corp.	26,940	3,846,224

Phillips 66	29,136	3,326,166

Valero Energy Corp.	22,955	2,981,854

		10,154,244

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco S&P 500 Index Fund

	Shares	Value

Oil & Gas Storage & Transportation–0.32%
Kinder Morgan, Inc.	125,916	$ 2,168,274

ONEOK, Inc.	28,566	1,862,503

Targa Resources Corp.	14,314	1,234,582

Williams Cos., Inc. (The)	77,543	2,677,560

		7,942,919

Other Specialized REITs–0.13%
Iron Mountain, Inc.(c)	18,516	1,176,506

VICI Properties, Inc.	64,114	1,977,276

		3,153,782

Other Specialty Retail–0.14%
Bath & Body Works, Inc.	14,875	548,441

Tractor Supply Co.(c)	7,014	1,532,559

Ulta Beauty, Inc.(b)	3,230	1,340,547

		3,421,547

Packaged Foods & Meats–0.79%
Campbell Soup Co.	12,568	524,086

Conagra Brands, Inc.	30,447	909,756

General Mills, Inc.	37,500	2,537,250

Hershey Co. (The)	9,403	2,020,329

Hormel Foods Corp.	18,259	704,615

JM Smucker Co. (The)	6,737	976,528

Kellogg Co.	16,412	1,001,460

Kraft Heinz Co. (The)	50,928	1,685,207

Lamb Weston Holdings, Inc.	9,252	901,237

McCormick & Co., Inc.	16,014	1,314,429

Mondelez International, Inc., Class A	86,945	6,195,701

Tyson Foods, Inc., Class A	18,047	961,364

		19,731,962

Paper & Plastic Packaging Products & Materials–0.18%
Amcor PLC	93,859	914,187

Avery Dennison Corp.	5,146	969,404

International Paper Co.	22,920	800,366

Packaging Corp. of America	5,854	872,831

Sealed Air Corp.	9,210	341,323

WestRock Co.	16,134	527,743

		4,425,854

Passenger Airlines–0.20%
Alaska Air Group, Inc.(b)	7,830	328,625

American Airlines Group, Inc.(b)	41,454	610,617

Delta Air Lines, Inc.	41,033	1,759,495

Southwest Airlines Co.(c)	37,991	1,200,516

United Airlines Holdings, Inc.(b)	20,621	1,027,132

		4,926,385

Personal Care Products–0.20%
Estee Lauder Cos., Inc. (The), Class A	14,803	2,376,326

Kenvue, Inc.	109,866	2,532,411

		4,908,737

Pharmaceuticals–3.97%
Bristol-Myers Squibb Co.	134,110	8,267,881

Catalent, Inc.(b)	11,134	556,366

Eli Lilly and Co.	50,302	27,877,368

Johnson & Johnson	153,441	24,808,341

Merck & Co., Inc.	161,998	17,654,542

Organon & Co.	15,522	340,863

	Shares	Value

Pharmaceuticals–(continued)
Pfizer, Inc.	360,415	$ 12,751,483

Viatris, Inc.	76,492	822,289

Zoetis, Inc.	29,413	5,603,471

		98,682,604

Property & Casualty Insurance–0.76%
Allstate Corp. (The)	16,729	1,803,554

Arch Capital Group Ltd.(b)	23,648	1,817,585

Chubb Ltd.	26,443	5,311,605

Cincinnati Financial Corp.	10,013	1,059,275

Loews Corp.	12,148	754,269

Progressive Corp. (The)	37,372	4,988,041

Travelers Cos., Inc. (The)	14,783	2,383,463

W.R. Berkley Corp.	12,911	798,675

		18,916,467

Publishing–0.03%
News Corp., Class A	24,060	517,049

News Corp., Class B	7,296	160,512

		677,561

Rail Transportation–0.62%
CSX Corp.	129,796	3,919,839

Norfolk Southern Corp.	14,478	2,968,135

Union Pacific Corp.	38,925	8,585,687

		15,473,661

Real Estate Services–0.15%
CBRE Group, Inc., Class A(b)	19,930	1,695,047

CoStar Group, Inc.(b)	26,083	2,138,545

		3,833,592

Regional Banks–0.29%
Citizens Financial Group, Inc.	31,065	873,858

Huntington Bancshares, Inc.	91,001	1,009,201

M&T Bank Corp.	10,532	1,317,027

Regions Financial Corp.	59,905	1,098,658

Truist Financial Corp.	85,034	2,597,789

Zions Bancorporation N.A.	9,742	345,841

		7,242,374

Reinsurance–0.04%
Everest Group Ltd.	2,722	981,771

Research & Consulting Services–0.23%
Equifax, Inc.	7,830	1,618,461

Jacobs Solutions, Inc.	7,977	1,075,459

Leidos Holdings, Inc.	8,723	850,580

Verisk Analytics, Inc.	9,193	2,226,728

		5,771,228

Restaurants–1.13%
Chipotle Mexican Grill, Inc.(b)	1,761	3,392,813

Darden Restaurants, Inc.	7,720	1,200,537

Domino’s Pizza, Inc.	2,262	876,299

McDonald’s Corp.	46,611	13,104,683

Starbucks Corp.	73,190	7,131,633

Yum! Brands, Inc.	17,944	2,321,595

		28,027,560

Retail REITs–0.26%
Federal Realty Investment Trust	4,611	451,601

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco S&P 500 Index Fund

	Shares	Value

Retail REITs–(continued)
Kimco Realty Corp.	39,576	$ 749,570

Realty Income Corp.	42,747	2,395,542

Regency Centers Corp.	9,825	611,115

Simon Property Group, Inc.	20,876	2,369,217

		6,577,045

Self-Storage REITs–0.18%
Extra Space Storage, Inc.	13,429	1,728,044

Public Storage	10,046	2,776,513

		4,504,557

Semiconductor Materials & Equipment–0.86%
Applied Materials, Inc.	53,955	8,242,166

Enphase Energy, Inc.(b)(c)	8,749	1,107,011

KLA Corp.	8,756	4,394,374

Lam Research Corp.	8,528	5,990,067

SolarEdge Technologies, Inc.(b)	3,597	584,764

Teradyne, Inc.(c)	10,048	1,083,878

		21,402,260

Semiconductors–6.62%
Advanced Micro Devices, Inc.(b)	102,811	10,869,179

Analog Devices, Inc.	32,295	5,870,585

Broadcom, Inc.	26,618	24,565,486

First Solar, Inc.(b)	6,254	1,182,757

Intel Corp.	266,289	9,357,395

Microchip Technology, Inc.	34,973	2,862,190

Micron Technology, Inc.	69,504	4,861,110

Monolithic Power Systems, Inc.	2,876	1,499,000

NVIDIA Corp.	157,762	77,863,435

NXP Semiconductors N.V. (China)	16,583	3,411,455

ON Semiconductor Corp.(b)	27,422	2,699,970

Qorvo, Inc.(b)	6,395	686,759

QUALCOMM, Inc.	71,121	8,145,488

Skyworks Solutions, Inc.	10,110	1,099,361

Texas Instruments, Inc.	57,948	9,738,741

		164,712,911

Single-Family Residential REITs–0.05%
Invitation Homes, Inc.	37,113	1,265,182

Soft Drinks & Non-alcoholic Beverages–1.41%
Coca-Cola Co. (The)	248,485	14,866,858

Keurig Dr Pepper, Inc.	53,436	1,798,121

Monster Beverage Corp.(b)	48,783	2,800,632

PepsiCo, Inc.	87,956	15,649,131

		35,114,742

Specialty Chemicals–0.62%
Albemarle Corp.(c)	7,491	1,488,537

Celanese Corp.	6,292	795,057

DuPont de Nemours, Inc.	29,305	2,253,261

Eastman Chemical Co.	7,568	643,356

Ecolab, Inc.	15,699	2,885,633

International Flavors & Fragrances, Inc.	16,082	1,132,977

PPG Industries, Inc.	15,029	2,130,511

Sherwin-Williams Co. (The)	14,997	4,074,985

		15,404,317

Steel–0.15%
Nucor Corp.	16,043	2,761,000

	Shares	Value

Steel–(continued)
Steel Dynamics, Inc.	10,041	$ 1,070,270

		3,831,270

Systems Software–7.36%
Fortinet, Inc.(b)	41,381	2,491,550

Gen Digital, Inc.	36,174	732,523

Microsoft Corp.	474,539	155,534,902

Oracle Corp.	98,248	11,828,077

Palo Alto Networks, Inc.(b)(c)	19,319	4,700,313

ServiceNow, Inc.(b)	13,007	7,658,912

		182,946,277

Technology Distributors–0.07%
CDW Corp.	8,605	1,816,946

Technology Hardware, Storage & Peripherals–7.37%
Apple, Inc.	943,623	177,278,453

Hewlett Packard Enterprise Co.	82,282	1,397,971

HP, Inc.	55,356	1,644,627

NetApp, Inc.	13,691	1,050,100

Seagate Technology Holdings PLC	12,478	883,317

Western Digital Corp.(b)	20,315	914,175

		183,168,643

Telecom Tower REITs–0.39%
American Tower Corp.	29,754	5,394,995

Crown Castle, Inc.	27,687	2,782,544

SBA Communications Corp., Class A	6,917	1,553,074

		9,730,613

Timber REITs–0.06%
Weyerhaeuser Co.	46,460	1,521,565

Tobacco–0.59%
Altria Group, Inc.	113,963	5,039,444

Philip Morris International, Inc.	99,097	9,519,258

		14,558,702

Trading Companies & Distributors–0.25%
Fastenal Co.	36,456	2,099,136

United Rentals, Inc.	4,372	2,083,433

W.W. Grainger, Inc.	2,847	2,033,157

		6,215,726

Transaction & Payment Processing Services–2.53%
Fidelity National Information Services, Inc.	37,823	2,112,793

Fiserv, Inc.(b)	39,411	4,784,101

FleetCor Technologies, Inc.(b)	4,652	1,264,088

Global Payments, Inc.	16,534	2,094,693

Jack Henry & Associates, Inc.	4,653	729,497

Mastercard, Inc., Class A	53,422	22,044,054

PayPal Holdings, Inc.(b)	71,231	4,452,650

Visa, Inc., Class A(c)	103,312	25,381,692

		62,863,568

Water Utilities–0.07%
American Water Works Co., Inc.	12,427	1,724,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco S&P 500 Index Fund

	Shares	Value

Wireless Telecommunication Services–0.20%
T-Mobile US, Inc.(b)	36,771	$5,010,049

Total Common Stocks & Other Equity Interests (Cost $938,430,675)		2,402,642,415

Money Market Funds–3.21%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(f)	28,598,847	28,598,847

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(d)(f)	18,497,482	18,499,332

Invesco Treasury Portfolio, Institutional Class, 5.25%(d)(f)	32,684,397	32,684,397

Total Money Market Funds (Cost $79,780,183)		79,782,576

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.83% (Cost $1,018,210,858)		2,482,424,991

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.06%
Invesco Private Government Fund, 5.30%(d)(f)(g)	14,324,601	$14,324,601

Invesco Private Prime Fund, 5.51%(d)(f)(g)	36,834,686	36,834,686

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $51,159,465)		51,159,287

TOTAL INVESTMENTS IN SECURITIES–101.89% (Cost $1,069,370,323)		2,533,584,278

OTHER ASSETS LESS LIABILITIES–(1.89)%		(47,019,952)

NET ASSETS–100.00%		$2,486,564,326

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Invesco Ltd.	$328,856	$141,239	$-	$(14,624)	$-	$455,471	$21,752
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	9,532,355	88,172,546	(69,106,054)	-	-	28,598,847	858,535
Invesco Liquid Assets Portfolio, Institutional Class	4,881,331	62,980,390	(49,361,467)	(772)	(150)	18,499,332	543,327
Invesco Treasury Portfolio, Institutional Class	10,894,120	100,768,624	(78,978,347)	-	-	32,684,397	978,148
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	12,103,315	290,584,307	(288,363,021)	-	-	14,324,601	724,576*
Invesco Private Prime Fund	31,122,812	563,977,321	(558,272,365)	(2,633)	9,551	36,834,686	1,959,430*
Total	$68,862,789	$1,106,624,427	$(1,044,081,254)	$(18,029)	$9,401	$131,397,334	$5,085,768

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(f)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Equity Risk

E-Mini S&P 500 Index	362	September-2023	$81,739,600	$1,755,838	$1,755,838

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco S&P 500 Index Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $ 937,839,540)*	$2,402,186,944

Investments in affiliates, at value (Cost $ 131,530,783)	131,397,334

Cash	6,548

Receivable for:
Fund shares sold	2,517,834

Dividends	4,144,001

Investment for trustee deferred compensation and retirement plans	67,051

Other assets	85,828

Total assets	2,540,405,540

Liabilities:
Other investments:
Variation margin payable — futures contracts	149,329

Payable for:
Fund shares reacquired	994,374

Collateral upon return of securities loaned	51,159,465

Accrued fees to affiliates	1,181,774

Accrued trustees’ and officers’ fees and benefits	2,368

Accrued other operating expenses	276,659

Trustee deferred compensation and retirement plans	77,245

Total liabilities	53,841,214

Net assets applicable to shares outstanding	$2,486,564,326

Net assets consist of:
Shares of beneficial interest	$1,026,887,354

Distributable earnings	1,459,676,972

$2,486,564,326

Net Assets:
Class A	$1,681,628,083

Class C	$330,697,747

Class Y	$450,318,486

Class R6	$23,920,010

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	35,135,957

Class C	7,251,584

Class Y	9,252,727

Class R6	490,687

Class A:
Net asset value per share	$47.86

Maximum offering price per share (Net asset value of $47.86 ÷ 94.50%)	$50.65

Class C:
Net asset value and offering price per share	$45.60

Class Y:
Net asset value and offering price per share	$48.67

Class R6:
Net asset value and offering price per share	$48.75

*	At August 31, 2023, securities with an aggregate value of $50,437,354 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco S&P 500 Index Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:
Dividends (net of foreign withholding taxes of $8,894)	$34,522,973

Dividends from affiliates (includes net securities lending income of $152,709)	2,554,471

Total investment income	37,077,444

Expenses:
Advisory fees	2,558,275

Administrative services fees	293,917

Custodian fees	23,286

Distribution fees:
Class A	3,676,396

Class C	3,171,631

Transfer agent fees – A, C and Y	2,567,731

Transfer agent fees – R6	5,742

Trustees’ and officers’ fees and benefits	32,389

Registration and filing fees	117,240

Licensing fees	458,855

Reports to shareholders	93,232

Professional services fees	67,057

Other	26,464

Total expenses	13,092,215

Less: Fees waived and/or expense offset arrangement(s)	(81,827)

Net expenses	13,010,388

Net investment income	24,067,056

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(5,830,136)

Affiliated investment securities	9,401

Futures contracts	5,890,810

70,075

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	295,938,615

Affiliated investment securities	(18,029)

Futures contracts	1,505,642

297,426,228

Net realized and unrealized gain	297,496,303

Net increase in net assets resulting from operations	$321,563,359

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$24,067,056	$18,700,160

Net realized gain	70,075	763,744

Change in net unrealized appreciation (depreciation)	297,426,228	(292,359,933)

Net increase (decrease) in net assets resulting from operations	321,563,359	(272,896,029)

Distributions to shareholders from distributable earnings:
Class A	(14,619,410)	(30,656,639)

Class C	(2,697,142)	(5,524,672)

Class Y	(3,119,500)	(6,585,646)

Class R6	(201,236)	(322,866)

Total distributions from distributable earnings	(20,637,288)	(43,089,823)

Share transactions–net:
Class A	83,378,064	62,649,656

Class C	(39,240,029)	(18,470,272)

Class Y	114,438,275	43,987,251

Class R6	4,627,333	5,899,741

Net increase in net assets resulting from share transactions	163,203,643	94,066,376

Net increase (decrease) in net assets	464,129,714	(221,919,476)

Net assets:
Beginning of year	2,022,434,612	2,244,354,088

End of year	$2,486,564,326	$2,022,434,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco S&P 500 Index Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/23	$41.94	$0.51	$ 5.84	$ 6.35	$(0.43)	$ –	$(0.43)	$47.86	15.33%	$1,681,628	0.54%		0.54%		1.18%		2%
Year ended 08/31/22	48.42	0.44	(5.97)	(5.53)	(0.39)	(0.56)	(0.95)	41.94	(11.70)	1,392,433	0.54		0.54		0.95		2
Year ended 08/31/21	37.59	0.39	10.94	11.33	(0.43)	(0.07)	(0.50)	48.42	30.46	1,544,523	0.54		0.54		0.93		5
Year ended 08/31/20	31.59	0.45	6.21	6.66	(0.45)	(0.21)	(0.66)	37.59	21.33 (d)	1,147,062	0.54	(d)	0.54	(d)	1.36	(d)	2
Year ended 08/31/19	31.63	0.45	0.20	0.65	(0.42)	(0.27)	(0.69)	31.59	2.36 (d)	906,581	0.55	(d)	0.55	(d)	1.47	(d)	3
Class C
Year ended 08/31/23	40.17	0.18	5.58	5.76	(0.33)	–	(0.33)	45.60	14.49 (e)	330,698	1.28	(e)	1.28	(e)	0.44	(e)	2
Year ended 08/31/22	46.48	0.09	(5.75)	(5.66)	(0.09)	(0.56)	(0.65)	40.17	(12.38)	329,140	1.29		1.29		0.20		2
Year ended 08/31/21	36.09	0.12	10.52	10.64	(0.18)	(0.07)	(0.25)	46.48	29.65 (e)	400,963	1.18	(e)	1.18	(e)	0.29	(e)	5
Year ended 08/31/20	30.36	0.19	5.96	6.15	(0.21)	(0.21)	(0.42)	36.09	20.41	353,371	1.30		1.30		0.60		2
Year ended 08/31/19	30.43	0.21	0.21	0.42	(0.22)	(0.27)	(0.49)	30.36	1.60	294,011	1.31		1.31		0.71		3
Class Y
Year ended 08/31/23	42.57	0.63	5.94	6.57	(0.47)	–	(0.47)	48.67	15.63	450,318	0.29		0.29		1.43		2
Year ended 08/31/22	49.12	0.56	(6.05)	(5.49)	(0.50)	(0.56)	(1.06)	42.57	(11.48)	284,424	0.29		0.29		1.20		2
Year ended 08/31/21	38.11	0.50	11.10	11.60	(0.52)	(0.07)	(0.59)	49.12	30.80	286,102	0.29		0.29		1.18		5
Year ended 08/31/20	32.01	0.53	6.30	6.83	(0.52)	(0.21)	(0.73)	38.11	21.62	203,430	0.30		0.30		1.60		2
Year ended 08/31/19	32.04	0.53	0.20	0.73	(0.49)	(0.27)	(0.76)	32.01	2.62	181,204	0.31		0.31		1.71		3
Class R6
Year ended 08/31/23	42.61	0.67	5.95	6.62	(0.48)	–	(0.48)	48.75	15.74	23,920	0.20		0.20		1.52		2
Year ended 08/31/22	49.15	0.60	(6.05)	(5.45)	(0.53)	(0.56)	(1.09)	42.61	(11.40)	16,438	0.20		0.20		1.29		2
Year ended 08/31/21	38.13	0.53	11.09	11.62	(0.53)	(0.07)	(0.60)	49.15	30.86	12,765	0.24		0.24		1.23		5
Year ended 08/31/20	32.02	0.55	6.31	6.86	(0.54)	(0.21)	(0.75)	38.13	21.70	8,020	0.24		0.24		1.66		2
Year ended 08/31/19	32.05	0.54	0.20	0.74	(0.50)	(0.27)	(0.77)	32.02	2.65	5,646	0.26		0.26		1.76		3

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended August 31, 2020 and 2019, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% and 0.89% for the years ended August 31, 2023 and 2021, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco S&P 500 Index Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

20	Invesco S&P 500 Index Fund

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action

21	Invesco S&P 500 Index Fund

letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended August 31, 2023, the Fund paid the Adviser $9,731 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

J.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.120%

Over $2 billion	0.100%

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.12%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or expense reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.00%, 2.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended August 31, 2023, the Adviser waived advisory fees of $53,648.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $292,937 in front-end sales commissions from the sale of Class A shares and $14,246 and $26,003 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

For the year ended August 31, 2023, the Fund incurred $9,919 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

22	Invesco S&P 500 Index Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$2,402,642,415	$–	$–	$2,402,642,415

Money Market Funds	79,782,576	51,159,287	–	130,941,863

Total Investments in Securities	2,482,424,991	51,159,287	–	2,533,584,278

Other Investments - Assets*

Futures Contracts	1,755,838	–	–	1,755,838

Total Investments	$2,484,180,829	$51,159,287	$–	$2,535,340,116

*	Unrealized appreciation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

Value
Derivative Assets	Equity Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$ 1,755,838

Derivatives not subject to master netting agreements	(1,755,838)

Total Derivative Assets subject to master netting agreements	$ –

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Equity Risk

Realized Gain:
Futures contracts	$5,890,810

Change in Net Unrealized Appreciation:
Futures contracts	1,505,642

Total	$7,396,452

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$57,153,122

23	Invesco S&P 500 Index Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $28,179.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$20,637,288	$23,767,779

Long-term capital gain	–	19,322,044

Total distributions	$20,637,288	$43,089,823

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$16,608,518

Net unrealized appreciation – investments	1,446,264,144

Temporary book/tax differences	(59,213)

Capital loss carryforward	(3,136,477)

Shares of beneficial interest	1,026,887,354

Total net assets	$2,486,564,326

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$2,543,597	$592,880	$3,136,477

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $155,213,036 and $37,764,867, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,484,375,997

Aggregate unrealized (depreciation) of investments	(38,111,853)

Net unrealized appreciation of investments	$1,446,264,144

Cost of investments for tax purposes is $1,089,075,972.

24	Invesco S&P 500 Index Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REITs, on August 31, 2023, undistributed net investment income was increased by $598,735, undistributed net realized gain (loss) was decreased by $595,777 and shares of beneficial interest was decreased by $2,958. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended August 31, 2023(a)		Year ended August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	4,837,964	$209,631,036	4,519,315	$208,693,476

Class C	1,178,645	48,451,033	1,215,205	53,651,131

Class Y	4,620,383	203,223,167	2,834,966	133,402,035

Class R6	207,835	9,135,762	218,902	10,153,148

Issued as reinvestment of dividends:
Class A	316,821	12,853,339	555,173	27,286,842

Class C	62,346	2,422,774	106,663	5,049,443

Class Y	59,929	2,467,868	108,842	5,420,328

Class R6	4,666	192,374	6,202	308,974

Automatic conversion of Class C shares to Class A shares:
Class A	972,593	42,215,051	679,046	31,059,957

Class C	(1,017,674)	(42,215,051)	(707,353)	(31,059,957)

Reacquired:
Class A	(4,193,571)	(181,321,362)	(4,447,608)	(204,390,619)

Class C	(1,164,496)	(47,898,785)	(1,048,533)	(46,110,889)

Class Y	(2,109,204)	(91,252,760)	(2,086,614)	(94,835,112)

Class R6	(107,591)	(4,700,803)	(99,040)	(4,562,381)

Net increase in share activity	3,668,646	$163,203,643	1,855,166	$94,066,376

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25	Invesco S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco S&P 500 Index Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26	Invesco S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,142.00	$2.92	$1,022.48	$2.75	0.54%
Class C	1,000.00	1,137.70	6.90	1,018.75	6.51	1.28
Class Y	1,000.00	1,143.60	1.57	1,023.74	1.48	0.29
Class R6	1,000.00	1,144.10	1.08	1,024.20	1.02	0.20

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27	Invesco S&P 500 Index Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco S&P 500 Index Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the S&P 500® Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund seeks to

28	Invesco S&P 500 Index Fund

track the investment results of the Index, and that the Fund’s performance will typically lag the Index due to the fees associated with the Fund. The Board considered that the Fund is passively managed and discussed reasons for differences in the Fund’s performance versus its peers and the Index. The Board considered that the Fund underwent a change in portfolio management in 2020, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed affiliated exchange traded funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated

29	Invesco S&P 500 Index Fund

securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30	Invesco S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	100.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31	Invesco S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps
(non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC
(non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting
				(non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco S&P 500 Index Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco S&P 500 Index Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	MS-SPI-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Senior Floating Rate Fund

Nasdaq:

A: OOSAX ∎ C: OOSCX ∎ R: OOSNX ∎ Y: OOSYX ∎ R5: SFRRX ∎ R6: OOSIX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

26	Financial Statements

30	Financial Highlights

31	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm

41	Fund Expenses

42	Approval of Investment Advisory and Sub-Advisory Contracts

45	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2023, Class A shares of Invesco Senior Floating Rate Fund (the Fund), at net asset value (NAV), underperformed the JP Morgan Leveraged Loan Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.72%
Class C Shares	7.91
Class R Shares	8.29
Class Y Shares	8.83
Class R5 Shares	8.89
Class R6 Shares	9.06
Custom Invesco Senior Floating Rate Index ▼	10.03
JP Morgan Leveraged Loan Index ∎	10.03

Source(s): ▼Invesco, Bloomberg LP; ∎Bloomberg LP

Market conditions and your Fund

During the fiscal year covered by this report, the senior loan market was characterized by persistent inflation, rapidly escalating interest rates, rising energy prices, and a softening, but robust economy. Following a volatile start to the fiscal year, in part due to hawkish US Federal Reserve (Fed) guidance and the resulting risk-off sentiment, the senior loan market went on to rebound for the remainder of the first half of the fiscal year. The second half of the fiscal year began with a broad risk-off sentiment as investors reevaluated the interest rate outlook amid stronger inflation data. Risk aversion accelerated in early March with the failures of Silicon Valley Bank and Signature Bank, as concerns around regional banks and the banking sector more broadly, arose. Increased uncertainty drove market volatility, and although loans have no direct exposure to the banking sector, loans, as a credit risk asset class, also experienced price softening. Despite this, loans still outperformed almost all other asset classes. The last quarter of the fiscal year saw the loan market rebound as improved economic sentiment overshadowed hawkish central bank rhetoric to create a positive backdrop for risk assets. Interest rate expectations repriced higher on the back of the hawkish Fed policy guidance, signaling a longer runway for today’s high carry environment to continue and an expectation of “higher for longer” interest rates. The historically strong carry in loans has powered 2023’s year-to-date return profile, comprising nearly three quarters of the year-to-date total return,1 and we believe it looks increasingly likely to create a similar return tailwind in 2024.

 Senior loans, as represented by the JP Morgan Leveraged Loan Index, returned 10.03% during the Fund’s fiscal year.2 During the fiscal year, BB-, B- and CCC/Split CCC-rated† loans returned 9.40%, 12.65% and

9.51%, respectively.1 Energy was the best performing sector returning 13.35% for the fiscal year, while media
/telecommunications was relatively the worst performing sector returning a positive 5.76%.1 More recently, the senior loan market was up 9.16% calendar year-to-date, having also outperformed high yield by approximately 140 basis points (bps).2,3

 Throughout the 2022 calendar year, risk assets performed poorly, however loans significantly outperformed most other asset classes with a slight positive return for the full year of 0.06%.2 The first month of calendar year 2023 continued this positive trend, leading to a relatively high positive return of 2.58%;2 however, stronger than expected economic data and broad banking sector turmoil began to influence performance over the following few months, with loans finishing the first quarter with a 3.26%2 return. Starting the following quarter with a slight positive, loan flattened in the middle of the quarter before returns rebounded towards the end of the fiscal year as improved economic sentiment overshadowed hawkish central bank rhetoric, improving the calendar quarterly return to 3.17%,2 while also driving the following two months’ returns to both above 1.00%.2 Since the middle of 2022, collateralized loan obligations (CLO) creation has come back in earnest, stabilizing market technicals and acting as a balance to retail outflows. CLO managers sought to buy assets for new structures, despite a dearth of new issue supply, and overall, this increase in CLO demand, as well as supportive fundamentals and relatively high coupon levels, helped enable the loan market to produce only two months of negative returns during the fiscal year covered in this report.2

 During the fiscal year, the loan market continued to benefit from a supportive fundamental backdrop. As of August 31, 2023, the 12-month default rate was 1.55%.4 Issuer fundamentals ended the most recent quarter relatively robust, with companies showing a strong ability to service their debt, even in this rising rate environment. Interest coverage ratios, while off their near-term highs, are currently 3.0x5 and still sufficient to absorb higher rates. Economic data is moderating but still trending higher, with persistent core inflation pushing expectations for a “higher for longer” interest rate environment. This may place incremental pressure on certain issuers but the extent to which this creates distress depends more on the corporate earnings environment. The supply/demand balance has remained supportive and loan investors have continued to reap the benefit of interest rates at 20+ year highs through floating rate coupons. Additionally, leverage levels have remained at their pre-pandemic levels as borrowers have repaired their balance sheets and pushed out their maturities. Debt maturity concerns are held at bay as only 3.3% of outstanding loans mature in the next 18 months, as of June 30, 2023.1 The average price in the senior loan market was $95.75 as of August 31, 2023.2 Given the price of senior loans at the end of the fiscal year, they provided a 9.80% yield (represented by the yield to 3-year life).2 Heading into what we presume will be a period of higher but manageable default activity, it is worth noting that historically the loan market has reliably discounted higher likelihood of defaults (particularly during periods of market turbulence) than what ultimately occurred. Loan prices as of August 31, 2023, were still implying a 4.9%1 default rate in the market, well in excess of the 3.5%6 default rate JP Morgan was forecasting for the end of 2023 and well above the 1.55% August 31, 2023, rolling twelve-month default rate.4 While it is impossible to predict where and when loan prices will bottom, the market has time and again over-corrected relative to eventual realized defaults in past episodes of market dislocation and current loan investors are being well compensated for the potential risk of credit loss. This is not to suggest the market cannot or will not trade lower but rather highlights one reason that loans may often provide compelling value for investors. Despite expectations of an increase in default rates, loans are senior secured with high average recovery rates, which have historically mitigated potential credit loss.6 Spreads and yields continue to remain robust, with the average loan coupon still surpassing the average coupon for high-yield bonds for the first time on record.2,3

 During the fiscal year ending August 31, 2023, QuarterNorth Energy Holding, My Alarm Center and Douglas all contributed to absolute Fund performance, while Avaya, Tribune Resources and Crown Finance US all detracted from absolute performance.

 In managing the Fund, we seek out the best risk-adjusted-return opportunities. We seek to

2	Invesco Senior Floating Rate Fund

efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns.

 The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed-credit spread over the Secured Overnight Financing Rate (SOFR) or a similar reference rate. Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as the reference rate changes, the yield on the portfolio adjusts with the changing rates. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.

 We are monitoring interest rates, the market, macroeconomic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments and the market price of the Fund’s shares.

 As always, we appreciate your continued participation in Invesco Senior Floating Rate Fund.

1	Source: Credit Suisse Leveraged Loan Index

2	Source: JP Morgan Leveraged Loan Index

3	Source: JP Morgan US High Yield Index

4	Source: Morningstar LSTA Leveraged Loan Index

5	Source: Pitchbook LCD

6	Source: JP Morgan Research

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. Not Rated indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit www.spglobal.com and select Understanding Credit Ratings’ under About Ratings on the homepage.

Portfolio manager(s):

Thomas Ewald

David Lukkes

Philip Yarrow

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Senior Floating Rate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 8/31/13

1 Source: Invesco, Bloomberg LP

2 Source: Bloomberg LP

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Senior Floating Rate Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (9/8/99)	4.11%
10 Years	2.57
5 Years	1.28
1 Year	5.16

Class C Shares
Inception (9/8/99)	4.08%
10 Years	2.30
5 Years	1.16
1 Year	6.93

Class R Shares
Inception (10/26/12)	2.89%
10 Years	2.64
5 Years	1.66
1 Year	8.29

Class Y Shares
Inception (11/28/05)	4.02%
10 Years	3.16
5 Years	2.16
1 Year	8.83

Class R5 Shares
10 Years	3.04%
5 Years	2.20
1 Year	8.89

Class R6 Shares
Inception (10/26/12)	3.50%
10 Years	3.25
5 Years	2.29
1 Year	9.06

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Senior Floating Rate Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Senior Floating Rate Fund. The Fund was subsequently renamed the Invesco Senior Floating Rate Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 3.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Senior Floating Rate Fund

Supplemental Information

Invesco Senior Floating Rate Fund’s investment objective is to seek income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Custom Invesco Senior Floating Rate Index is composed of the Credit Suisse Leveraged Loan Index through September 30, 2014, and the JP Morgan Leveraged Loan Index from October 1, 2014 to present. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.

∎	The JP Morgan Leveraged Loan Index tracks the performance of US dollar-denominated senior floating rate bank loans.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Committee had established an HLIM for the Fund and the Fund complied with its HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Senior Floating Rate Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments

BBB-	2.14%

BB+	1.15

BB	7.79

BB-	6.72

B+	14.42

B	20.12

B-	16.88

CCC+	6.45

CCC	4.47

CCC-	0.25

CC	0.23

D	0.35

Non-Rated	9.88

Equity	9.15

† Source: S&P Global Ratings. A credit rating is an assessment provided by a nationally recognized statistical rating organization of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on S&P Global Ratings’ rating methodology, please visit spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	Carnival Corp.	1.03%

2.	AAdvantage Loyalty IP Ltd. (American Airlines, Inc.)	0.95

3.	Monitronics International, Inc.	0.88

4.	Robertshaw US Holding Corp.	0.87

5.	First Student Bidco, Inc.	0.87

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of August 31, 2023.

7	Invesco Senior Floating Rate Fund

Schedule of Investments

August 31, 2023

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Variable Rate Senior Loan Interests–80.01%(b)(c)
Aerospace & Defense–4.00%
ADB Safegate (ADBAS/CEP IV) (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.75%)	8.21%	10/03/2026	EUR	14,104	$14,161,504

Barnes Group, Inc., Term Loan B(d)	–	08/10/2030		$1,534	1,538,522

Brown Group Holding LLC (Signature Aviation US Holdings, Inc.)
Incremental Term Loan B-2 (1 mo. Term SOFR + 3.75%)	9.17%	07/02/2029		3,994	3,996,937

Term Loan (1 mo. Term SOFR + 2.50%)	8.18%	06/07/2028		14,870	14,715,930

Castlelake Aviation Ltd.
Incremental Term Loan (1 mo. Term SOFR + 2.75%)	8.00%	10/22/2027		5,778	5,778,554

Term Loan (3 mo. USD LIBOR + 2.75%)	8.30%	10/22/2026		12,814	12,817,576

Dynasty Acquisition Co., Inc.
Term Loan B-1	9.31%	04/08/2026		6,017	6,016,573

Term Loan B-2	8.81%	04/08/2026		3,228	3,228,152

KKR Apple Bidco LLC
First Lien Term Loan (1 mo. Term SOFR + 2.75%)	8.20%	09/22/2028		14,866	14,724,177

First Lien Term Loan (1 mo. Term SOFR + 4.00%)	9.33%	09/22/2028		3,024	3,029,577

Peraton Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	13.23%	02/01/2029		9,237	9,083,106

Propulsion (BC) Finco S.a.r.l. (Spain), Term Loan B (3 mo. Term SOFR + 4.00%)	8.99%	09/13/2029		5,335	5,329,949

Rand Parent LLC (Atlas Air), Term Loan B (1 mo. Term SOFR + 4.25%)	9.49%	02/09/2030		5,468	5,314,341

Spirit AeroSystems, Inc., Term Loan B (1 mo. Term SOFR + 4.50%)	9.62%	01/14/2027		6,592	6,590,028

Titan Acquisition Holdings L.P., Term Loan B (1 mo. Term SOFR + 4.50%)(e)	9.81%	04/27/2030		3,484	3,492,697
TransDigm, Inc.
Term Loan H (1 mo. Term SOFR + 3.25%)	8.49%	02/28/2027		493	495,000

Term Loan I (1 mo. Term SOFR + 3.25%)	8.49%	08/24/2028		17,314	17,346,361

					127,658,984

Air Transport–2.12%
AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Term Loan (1 mo. Term SOFR + 4.75%)	10.34%	04/20/2028		29,224	30,390,785

American Airlines, Inc., Term Loan (1 mo. Term SOFR + 2.75%)	8.54%	02/09/2028		2,043	2,036,058

Avolon Borrower 1 (US) LLC, Term Loan B-6 (1 mo. Term SOFR + 2.50%)	7.81%	06/08/2028		3,379	3,386,466

United Airlines, Inc., Term Loan B (3 mo. USD LIBOR + 3.75%)	9.29%	04/21/2028		19,778	19,858,972

WestJet Airlines Ltd. (Canada), Term Loan (3 mo. Term SOFR + 3.00%)	8.42%	12/11/2026		12,207	11,992,516

					67,664,797

Automotive–2.34%
Adient PLC, Term Loan B-1 (1 mo. Term SOFR + 3.25%)	8.70%	04/10/2028		8,417	8,438,532

Autokiniton US Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.50%)	9.95%	04/06/2028		9,472	9,436,496

Belron Group S.A., First Lien Term Loan B (3 mo. Term SOFR + 2.75%)	8.16%	04/06/2029		3,930	3,938,476

Constellation Auto (CONSTE/BCA) (United Kingdom)
First Lien Term Loan B-2 (6 mo. SONIA + 4.75%)	9.68%	07/28/2028	GBP	1,187	1,381,919

Second Lien Term Loan B-1 (6 mo. SONIA + 7.50%)	12.68%	07/27/2029	GBP	5,046	4,404,930

DexKo Global, Inc., Incremental Term Loan (1 mo. Term SOFR + 4.25%)	9.60%	10/04/2028		2,031	1,988,417

Driven Holdings LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	8.43%	12/16/2028		2,306	2,259,740

Engineered Components & Systems LLC (aka CentroMotion), Term Loan B(d)(e)	–	07/25/2030		3,384	3,359,041

First Brands Group Intermediate LLC
Term Loan B (6 mo. Term SOFR + 5.00%)	10.88%	03/30/2027		7,775	7,685,270

Term Loan B (1 mo. Term SOFR + 5.00%)	10.88%	03/30/2027		11,480	11,343,301

Highline Aftermarket Acquisition LLC, Term Loan (1 mo. Term SOFR + 4.50%)	9.93%	11/09/2027		6,090	5,924,455

Mavis Tire Express Services TopCo L.P., First Lien Term Loan (1 mo. Term SOFR + 4.00%)	9.45%	05/04/2028		9,350	9,337,567

Panther BF Aggregator 2 L.P. (Canada), Term Loan B (1 mo. Term SOFR + 3.75%)	9.08%	05/06/2030		5,186	5,185,334

					74,683,478

Beverage & Tobacco–0.84%
Al Aqua Merger Sub, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	9.06%	07/31/2028		12,606	12,583,489

City Brewing Co. LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	9.07%	03/31/2028		21,606	14,259,682

					26,843,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Brokers, Dealers & Investment Houses–0.12%
AqGen Island Intermediate Holdings, Inc., Second Lien Term Loan B (3 mo. USD LIBOR + 6.50%)	12.03%	08/05/2029		$143	$135,591

Zebra Buyer LLC, Term Loan (3 mo. Term SOFR + 3.25%)	8.75%	11/01/2028		3,792	3,790,774

					3,926,365

Building & Development–1.69%
Empire Today LLC, Term Loan B (1 mo. USD LIBOR + 5.00%)	10.43%	04/01/2028		12,069	9,964,898

Flakt Woods (Fusilli Holdco) (France), Term Loan B (3 mo. EURIBOR + 6.00%)	2.00%	10/12/2023	EUR	1,700	1,705,544

Icebox Holdco III, Inc., First Lien Term Loan (3 mo. Term SOFR + 3.75%)	9.25%	12/22/2028		3,210	3,191,090

Janus International Group LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	8.67%	07/25/2030		1,587	1,589,106

LBM Holdings LLC, First Lien Term Loan (1 mo. Term SOFR + 3.75%)	9.07%	12/17/2027		15	14,578

LHS Borrow LLC (Leaf Home Solutions), Term Loan (1 mo. Term SOFR + 4.75%)	10.18%	02/16/2029		12,781	11,351,454

Mayfair Mall LLC, Term Loan (1 mo. USD LIBOR + 3.25%)(e)	8.68%	04/20/2024		3,324	3,024,529

Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.50%)	9.84%	04/29/2029		8,737	8,721,510

Quikrete Holdings, Inc.
First Lien Term Loan (1 mo. Term SOFR + 2.63%)	8.07%	02/01/2027		1,259	1,259,792

Term Loan B (1 mo. Term SOFR + 3.00%)	8.32%	03/18/2029		5,538	5,548,432

Standard Industries, Inc., Term Loan B (1 mo. Term SOFR + 2.25%)	7.93%	09/22/2028		1,976	1,981,027

TAMKO Building Products LLC, Term Loan (3mo. USD LIBOR + 3.00%)	8.40%	05/29/2026		3,368	3,374,520

TenCate Grass (TCG AcqCo B.V.) (Netherlands), Term Loan B-1 (3 mo. EURIBOR + 5.00%)	8.48%	09/14/2028	EUR	2,000	2,128,038

					53,854,518

Business Equipment & Services–8.92%
AlixPartners L.L.P., Term Loan (1 mo. Term SOFR + 2.50%)	8.20%	02/04/2028		3,247	3,248,643

Allied Universal Holdco LLC (USAGM Holdco LLC/UNSEAM)
Incremental Term Loan(d)	–	05/11/2028		10,805	10,722,316

Term Loan (1 mo. Term SOFR + 3.75%)	9.18%	05/12/2028		803	781,500

Camelot Finance L.P.
Incremental Term Loan (1 mo. Term SOFR + 3.00%)	8.45%	10/30/2026		8,336	8,344,981

Term Loan (1 mo. Term SOFR + 3.00%)	8.45%	10/30/2026		4,356	4,361,999

Checkout Holding Corp., Term Loan (3 mo. SOFR + 9.50%)	12.87%	05/10/2027		9,555	5,792,445

Cimpress USA, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	8.95%	05/17/2028		9,650	9,587,023

Constant Contact
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	13.06%	02/15/2029		3,742	3,096,920

Term Loan B (1 mo. USD LIBOR + 4.00%)	9.56%	02/10/2028		7,079	6,816,853

Corporation Service Co., Term Loan B (1 mo. Term SOFR + 3.25%)	8.68%	11/02/2029		4,967	4,978,104

Creation Technologies, Inc., Term Loan B (3 mo. USD LIBOR + 5.50%)	11.01%	10/05/2028		6,028	5,726,443

Dakota Holding Corp.
First Lien Term Loan (3 mo. Term SOFR + 3.75%)	8.99%	04/09/2027		13,813	13,364,182

Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	12.29%	04/07/2028		1,901	1,798,591

Dun & Bradstreet Corp. (The)
Incremental Term Loan B-2 (1 mo. Term SOFR + 3.25%)	8.32%	01/18/2029		2,805	2,808,252

Revolver Loan (3 mo. USD LIBOR + 3.00%)(e)	7.75%	09/11/2025		2,032	2,018,452

Revolver Loan(e)(f)	0.00%	09/11/2025		11,786	11,707,020

Term Loan B (1 mo. Term SOFR + 3.00%)	8.17%	02/06/2026		10,606	10,627,276

Garda World Security Corp. (Canada)
Term Loan (1 mo. Term SOFR + 4.25%)	9.57%	02/01/2029		7,998	8,000,822

Term Loan B-2 (1 mo. Term SOFR + 4.25%)	9.67%	10/30/2026		5,214	5,217,774

GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	9.45%	05/12/2028		15,241	14,861,380

I-Logic Tech Bidco Ltd. (United Kingdom), Term Loan (3 mo. Term SOFR + 4.00%)	9.39%	02/16/2028		1,052	1,046,862

ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan (3 mo. Term SOFR + 4.75%)	10.09%	04/01/2028		3,995	3,921,245

iQor US, Inc.
Second Lien Term Loan (1 mo. Term SOFR + 7.50%)	12.39%	11/19/2025		15,462	10,900,785

Term Loan (1 mo. Term SOFR + 7.50%)	12.93%	11/19/2024		11,445	11,339,815

Karman Buyer Corp., First Lien Term Loan B-1 (1 mo. Term SOFR + 4.50%)	9.93%	10/28/2027		6,405	6,150,181

KronosNet CX Bidco (Comspa Konecta) (Spain), Term Loan B (3 mo. EURIBOR + 5.75%)	9.45%	09/30/2029	EUR	4,832	5,134,958

Learning Care Group (US) No. 2, Inc., Term Loan (1 mo. Term SOFR + 4.75%)	10.12%	08/08/2028		2,725	2,728,053

Monitronics International, Inc., Term Loan (3 mo. Term SOFR + 7.50%)	13.00%	06/30/2028		27,667	28,040,792

Orchid Merger Sub II LLC, Term Loan (1 mo. Term SOFR + 4.75%)	10.14%	07/27/2027		10,307	7,562,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Business Equipment & Services–(continued)
Prime Security Services Borrower LLC, First Lien Term Loan B-1 (1 mo. Term SOFR + 2.75%)	8.18%	09/23/2026		$1,334	$1,335,931

QA Group (IndigoCyan) (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)	10.06%	06/23/2024	GBP	8,612	10,817,181

Red Ventures LLC (New Imagitas, Inc.), Term Loan B (1 mo. Term SOFR + 3.00%)	8.33%	02/24/2030		7,691	7,678,708

Sitel Worldwide Corp., Term Loan (1 mo. USD LIBOR + 3.75%)	9.20%	08/28/2028		2,826	2,799,438

Skillsoft Corp., Term Loan (1 mo. Term SOFR + 4.75%)	10.68%	07/14/2028		4,109	3,832,300

Solera (Polaris Newco LLC), Term Loan B (1 mo. SONIA + 5.25%)	10.44%	06/05/2028	GBP	1,501	1,712,443

Spin Holdco, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	9.23%	03/04/2028		30,093	25,353,405

Tempo Acquisition LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	8.33%	08/31/2028		3,080	3,089,726

Trans Union LLC, First Lien Term Loan (1 mo. Term SOFR + 2.25%)	7.70%	11/30/2028		5,481	5,486,933

Verra Mobility Corp., Term Loan B (1 mo. Term SOFR + 3.25%)	8.70%	03/19/2028		6,663	6,671,094

WebHelp (France), Term Loan B (1 mo. Term SOFR + 4.00%)	8.81%	08/04/2028		5,193	5,197,266

					284,660,921

Cable & Satellite Television–2.54%
Altice Financing S.A. (Luxembourg), Term Loan (1 mo. Term SOFR + 0.00%)	10.31%	10/31/2027		13,370	12,709,673

Atlantic Broadband Finance LLC, Incremental Term Loan B-5 (1 mo. Term SOFR + 2.50%)	7.95%	09/01/2028		1,112	1,096,359

CSC Holdings LLC
Term Loan (1 mo. Term SOFR + 2.50%)	7.92%	04/15/2027		563	510,567

Term Loan B (1 mo. Term SOFR + 4.50%)	9.81%	01/15/2028		12,969	12,249,949

Numericable-SFR S.A. (France)
Incremental Term Loan B-13 (1 mo. Term SOFR + 4.00%)	9.63%	08/14/2026		9,430	8,899,244

Term Loan B-12 (1 mo. Term SOFR + 3.69%)	9.26%	01/31/2026		18,894	17,870,886

UPC – LG, Term Loan AX (1 mo. USD LIBOR + 2.93%)	8.35%	01/31/2029		10,002	9,709,942

Virgin Media 02 – LG (United Kingdom)
Term Loan N (1 mo. Term SOFR + 2.50%)	7.92%	01/31/2028		6,928	6,747,735

Term Loan Q (1 mo. Term SOFR + 3.25%)	8.67%	01/31/2029		3,195	3,165,556

Term Loan Y (1 mo. Term SOFR + 3.25%)	8.31%	03/06/2031		8,195	8,118,904

					81,078,815

Chemicals & Plastics–5.49%
AkzoNobel Chemicals
Incremental Term Loan (1 mo. Term SOFR + 4.00%)	9.35%	03/03/2028		3,464	3,459,720

Term Loan (1 mo. Term SOFR + 4.00%)	9.32%	04/03/2028		9,300	9,281,730

Aruba Investments, Inc., Second Lien Term Loan (1 mo. Term SOFR + 7.75%)	13.18%	11/24/2028		4,299	3,969,063

Ascend Performance Materials Operations LLC, Term Loan (6 mo. Term SOFR + 4.75%)	9.71%	08/27/2026		13,005	12,722,061

Axalta Coating Systems U.S. Holdings, Inc.
Term Loan B (1 mo. Term SOFR + 2.50%)	7.81%	12/20/2029		1,173	1,177,087

Term Loan B-4 (1 mo. Term SOFR + 3.00%)	8.24%	12/20/2029		5,390	5,406,839

BES (Discovery Purchaser Corp.), First Lien Term Loan (3 mo. Term SOFR + 4.38%)	9.62%	10/03/2029		1,387	1,335,895

Charter NEX US, Inc., First Lien Term Loan (1 mo. Term SOFR + 3.75%)	9.20%	12/01/2027		6,313	6,283,154

Chemours Co. (The), Term Loan B (1 mo. Term SOFR + 3.50%)	8.83%	08/10/2028		11,528	11,383,685

Cyanco Intermediate 2 Corp., Term Loan B (1 mo. Term SOFR + 4.75%)	10.08%	07/07/2028		5,533	5,555,600

Eastman Tire Additives (River Buyer, Inc.), First Lien Term Loan (1 mo. Term SOFR + 5.25%)	10.75%	11/01/2028		11,017	10,057,438

Flint Group (ColourOz Inv) (Germany)
First Lien Term Loan (1 mo. EURIBOR + 4.25%)	7.83%	09/21/2023	EUR	14	10,454

PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 9.52% Cash Rate (3 mo. USD LIBOR + 4.25%)(g)	5.75%	09/21/2024		157	47,144

Flint Group GmbH (Germany), Term Loan(d)	–	06/30/2026	EUR	14	14,929

Fusion (Fusion UK Holding Ltd. & US HoldCo VAD, Inc.), Term Loan B (3 mo. Term SOFR+ 3.75%)	9.39%	05/28/2029		1,945	1,930,753

Gemini HDPE LLC, Term Loan (3 mo. Term SOFR + 3.00%)	8.63%	12/31/2027		7,928	7,936,530

ICP Group Holdings LLC, First Lien Term Loan (1 mo. Term SOFR + 3.75%)	9.25%	12/29/2027		6,870	5,580,023

INEOS Enterprises (-Holdings II Ltd./-US Finco LLC) (United Kingdom), Incremental Term Loan B (1 mo. Term SOFR + 3.75%)	9.27%	06/22/2030		3,557	3,521,627

INEOS Quattro Holdings Ltd. (United Kingdom), Term Loan B (1 mo. Term SOFR + 3.75%)(e)	9.18%	03/03/2030		2,618	2,608,278

INEOS US Finance LLC
Term Loan (1 mo. Term SOFR + 3.75%)	8.95%	11/08/2027		12,523	12,490,374

Term Loan (1 mo. Term SOFR + 3.50%)(e)	8.93%	02/09/2030		5,357	5,328,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Chemicals & Plastics–(continued)
Kersia International S.A.S. (Belgium), Term Loan B (3 mo. EURIBOR + 3.93%)	7.52%	12/23/2027	EUR	14	$14,529

Momentive Performance Materials USA, Inc., Term Loan B (1 mo. Term SOFR + 4.50%)	9.83%	03/22/2028		$7,831	7,782,111

Oxea Corp., Term Loan B-2 (1 mo. Term SOFR + 3.25%)	8.92%	10/14/2024		1,444	1,442,474

Proampac PG Borrower LLC, First Lien Term Loan (1 mo. Term SOFR + 3.75%)	9.32%	11/03/2025		1,896	1,896,344

Quantix, Incremental Term Loan (3 mo. Term SOFR + 6.25%)(e)	11.65%	05/03/2025		4,891	4,890,895

Trinseo Materials Finance, Inc.
Term Loan (1 mo. Term SOFR + 2.00%)	7.54%	09/06/2024		1,856	1,832,253

Term Loan B (1 mo. Term SOFR + 2.50%)	7.95%	03/18/2028		6,542	5,073,060

Tronox Finance LLC
Incremental Term Loan B (1 mo. Term SOFR + 3.25%)	8.49%	03/03/2029		6,557	6,485,164

Term Loan (1 mo. Term SOFR + 3.50%)	8.81%	08/10/2028		3,327	3,306,829

Univar, Inc., Term Loan B (3 mo. Term SOFR + 4.50%)	9.82%	06/22/2030		13,236	13,208,525

Vertellus
Revolver Loan (1 mo. SOFR + 5.75%)(e)	4.82%	12/22/2025		314	304,033

Revolver Loan(e)(f)	0.00%	12/22/2025		576	558,150

Term Loan (6 mo. SOFR + 5.75%)(e)	11.43%	12/22/2027		7,223	6,999,204

W.R. Grace & Co., Term Loan B (3 mo. USD LIBOR + 3.75%)	9.31%	09/22/2028		11,222	11,231,561

					175,125,831

Clothing & Textiles–0.71%
ABG Intermediate Holdings 2 LLC
First Lien Term Loan B-1 (1 mo. Term SOFR + 3.50%)	8.93%	12/21/2028		15,266	15,291,613

Second Lien Term Loan (1 mo. Term SOFR + 6.00%)	11.43%	12/20/2029		1,108	1,118,987

BK LC Lux SPV S.a.r.l. (Birkenstock), Term Loan B (1 mo. Term SOFR + 3.25%)	8.88%	04/28/2028		6,383	6,373,197

					22,783,797

Conglomerates–0.44%
APi Group DE, Inc., Incremental Term Loan (1 mo. Term SOFR + 2.75%)	8.20%	01/03/2029		3,246	3,259,109

Safe Fleet Holdings LLC
First Lien Incremental Term Loan (1 mo. Term SOFR + 5.00%)(e)	10.42%	02/23/2029		1,233	1,238,979

Term Loan B (1 mo. Term SOFR + 3.75%)	9.17%	02/17/2029		9,453	9,477,242

					13,975,330

Containers & Glass Products–2.09%
Berlin Packaging LLC, Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	9.29%	03/11/2028		5,390	5,347,695

Keter Group B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	7.96%	10/31/2023	EUR	16,109	16,272,435

Term Loan B-3-A (3 mo. EURIBOR + 4.25%)	7.89%	10/31/2023	EUR	6,460	6,525,193

LABL, Inc. (Multi-Color), Term Loan (1 mo. Term SOFR + 5.00%)	10.43%	10/29/2028		11,200	11,183,727

Libbey Glass, Inc., Term Loan B (1 mo. SOFR + 6.50%) (Acquired 11/22/2022-08/22/2023; Cost $11,774,333)(e)(h)	7.16%	11/22/2027		12,509	12,071,332

Logoplaste (Mar Bidco S.a.r.l.) (Portugal), Term Loan B (1 mo. USD LIBOR + 4.30%)	9.49%	07/07/2028		3,550	3,419,741

Mold-Rite Plastics LLC (Valcour Packaging LLC)
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	9.40%	10/04/2028		7,314	5,856,346

Second Lien Term Loan (6 mo. USD LIBOR + 7.00%)	12.65%	10/04/2029		1,504	846,005

Refresco Group N.V. (Netherlands), Term Loan B (3 mo. Term SOFR + 4.25%)	9.61%	07/12/2029		4,971	4,983,770

					66,506,244

Cosmetics & Toiletries–0.74%
Bausch and Lomb, Inc., Term Loan (1 mo. Term SOFR + 3.25%)	8.59%	05/10/2027		18,794	18,413,302

Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 5.00%)	8.71%	06/29/2028	EUR	4,831	5,064,446

					23,477,748

Drugs–0.18%

Grifols Worldwide Operations USA, Inc., Term Loan B (3 mo. Term SOFR + 2.00%)	7.43%	11/15/2027		1,640	1,621,844

Perrigo Investments LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	7.68%	04/06/2029		4,024	4,014,426

					5,636,270

Ecological Services & Equipment–0.63%
Anticimex (Sweden), Term Loan B-1 (3 mo. Term SOFR + 3.50%)	8.45%	11/16/2028		3,210	3,194,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Ecological Services & Equipment–(continued)
EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	9.29%	05/11/2025		$7,113	$7,092,001

GFL Environmental, Inc. (Canada), Term Loan (1 mo. Term SOFR + 3.00%)	8.47%	05/31/2027		629	631,236

Groundworks LLC
Delayed Draw Term Loan (3 mo. SOFR + 0.50%)(e)	1.00%	03/14/2030		243	236,729

Delayed Draw Term Loan(e)(f)	0.00%	03/14/2030		586	571,771

Revolver Loan(e)(f)	0.00%	03/14/2029		265	258,720

Term Loan B (3 mo. SOFR + 6.50%)(e)	11.81%	01/31/2030		4,544	4,430,579

TruGreen L.P., Second Lien Term Loan (1 mo. USD LIBOR + 8.76%)	14.13%	11/02/2028		5,636	3,541,028

					19,956,894

Electronics & Electrical–8.43%
Altar BidCo, Inc. (Brooks Automation, Inc.), Second Lien Term Loan (6 mo. Term SOFR + 5.60%)	10.49%	02/01/2030		1,428	1,387,941

AppLovin Corp., Term Loan (1 mo. Term SOFR + 3.00%)	8.43%	10/25/2028		3,953	3,952,308

Boxer Parent Co., Inc., Term Loan B (1 mo. EURIBOR + 4.00%)	7.63%	10/02/2025	EUR	134	144,686

Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. Term SOFR + 4.00%)	9.52%	04/18/2025		5,431	5,418,846

CommerceHub, Inc., Term Loan B (6 mo. Term SOFR + 4.00%)	9.52%	01/01/2028		5,536	5,065,253

CommScope, Inc., Term Loan (1 mo. Term SOFR+ 3.25%)	8.70%	04/06/2026		10,168	9,378,472

Diebold Nixdorf, Inc., Term Loan (3 mo. Term SOFR + 7.50%)	12.82%	08/11/2028		1,741	1,736,681

Digi International, Inc., Term Loan (6 mo. USD LIBOR + 5.00%)(e)	10.45%	11/01/2028		4,799	4,808,041

E2Open LLC, Term Loan (1 mo. Term SOFR + 3.50%)	8.95%	02/04/2028		3,327	3,331,371

Energizer Holdings, Inc., Term Loan (1 mo. Term SOFR + 2.25%)	7.68%	12/22/2027		2,844	2,845,111

Entegris, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	7.99%	07/06/2029		8,505	8,529,325

EverCommerce, Term Loan B (1 mo. Term SOFR + 3.25%)	8.70%	07/01/2028		1,389	1,390,768

Go Daddy Operating Co. LLC, Term Loan (1 mo. Term SOFR + 3.00%)	7.83%	11/09/2029		494	495,621

GoTo Group, Inc. (LogMeIn), First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	10.27%	08/31/2027		26,277	17,071,822

Idemia (Oberthur Tech/Morpho/OBETEC) (France)
Term Loan B (3 mo. EURIBOR + 4.75%)	8.32%	09/30/2028	EUR	1,124	1,218,165

Term Loan B (1 mo. Term SOFR + 4.75%)	10.06%	09/30/2028		4,725	4,734,201

Imperva, Inc.
First Lien Term Loan (3 mo. Term SOFR + 4.00%)	9.63%	01/12/2026		4,870	4,888,399

Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	13.39%	01/11/2027		5,160	5,185,629

Inetum (Granite Fin Bidco SAS) (France), Term Loan B (3 mo. EURIBOR + 5.00%)	8.55%	10/17/2028	EUR	5,123	5,569,003

Infinite Electronics, Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	12.50%	03/02/2029		1,609	1,402,138

Informatica Corp., Term Loan (1 mo. Term SOFR + 2.75%)	8.20%	10/27/2028		5,062	5,064,570

Internap Corp., Term Loan(d)	–	08/15/2028		1,348	1,348,233

ION Corporates, Term Loan B (1 mo. Term SOFR + 4.25%)	9.60%	07/12/2030		2,025	2,012,189

Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (3 mo. SONIA + 6.87%)(e)	11.80%	08/17/2028	GBP	2,276	2,830,723

Term Loan 1 (3 mo. SOFR + 7.01%)(e)	11.63%	08/17/2028		3,014	2,893,633

Mavenir Systems, Inc., Term Loan B (3 mo. USD LIBOR + 4.75%)	10.39%	08/13/2028		12,775	9,865,618

McAfee LLC, Term Loan B-1 (1 mo. Term SOFR + 4.50%)	9.17%	03/01/2029		9,584	9,428,651

Mirion Technologies, Inc., Term Loan (1 mo. Term SOFR + 2.75%)	8.25%	10/20/2028		6,757	6,763,421

Natel Engineering Co., Inc., Term Loan (1 mo. Term SOFR + 6.25%)	11.68%	04/29/2026		13,507	10,485,139

Native Instruments (Music Creation Group GMBH/APTUS) (Germany), Term Loan (3 mo. EURIBOR + 6.00%)(e)	9.49%	03/03/2028	EUR	5,364	5,350,960

NCR Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	7.95%	08/28/2026		5,058	5,057,562

NortonLifeLock, Inc., Term Loan A (1 mo. SOFR + 1.50%)	6.93%	09/10/2027		2,804	2,776,299

Open Text Corp. (Canada), Term Loan B (1 mo. Term SOFR + 2.75%)	8.18%	01/31/2030		14,476	14,509,602

Philips Domestic Appliances (Nobel Bidco) (Netherlands), Term Loan B (6 mo. EURIBOR + 3.50%)	7.27%	06/23/2028	EUR	5,000	5,147,276

Proofpoint, Inc., Term Loan B (3 mo. USD LIBOR + 3.25%)	8.70%	08/31/2028		6,943	6,885,565

Quest Software US Holdings, Inc., Term Loan B (3 mo. Term SOFR + 4.25%)	9.77%	02/01/2029		19,703	16,217,692

RealPage, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	8.45%	04/24/2028		8,100	8,023,524

Sandvine Corp.
First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	9.82%	10/31/2025		2,011	1,744,791

Second Lien Term Loan (1 mo. SOFR + 8.00%)(e)	13.43%	11/02/2026		1,652	1,222,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Electronics & Electrical–(continued)
SonicWall U.S. Holdings, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	12.93%	05/18/2026		$1,804	$1,709,121

Term Loan B(d)	–	05/16/2028		7,397	7,304,973

Ultimate Software Group, Inc.
First Lien Incremental Term Loan (3 mo. Term SOFR + 3.25%)	8.62%	05/04/2026		8,106	8,117,531

First Lien Term Loan (3 mo. Term SOFR + 3.75%)	9.22%	05/04/2026		5,364	5,371,870

Second Lien Incremental Term Loan (3 mo. Term SOFR + 5.25%)	10.62%	05/03/2027		1,068	1,065,709

UST Holdings Ltd., Term Loan B (1 mo. Term SOFR + 3.75%)	8.95%	11/19/2028		6,446	6,352,422

Utimaco (Germany)
Term Loan B-1 (3 mo. EURIBOR + 6.00%)(e)	10.03%	05/31/2029	EUR	13,364	13,751,913

Term Loan B-2 (3 mo. SOFR + 6.25%)(e)	11.81%	05/31/2029		7,500	7,042,784

Veritas US, Inc., Term Loan B (3 mo. USD LIBOR + 5.00%)	10.45%	09/01/2025		6,287	5,332,660

WebPros, Term Loan (3 mo. USD LIBOR + 5.51%)	10.75%	02/18/2027		6,751	6,742,641

					268,973,346

Financial Intermediaries–0.89%
Edelman Financial Center LLC (The)
Incremental Term Loan (1 mo. Term SOFR + 3.75%)	8.95%	04/07/2028		8,010	7,929,942

Second Lien Term Loan (1 mo. Term SOFR + 6.75%)	12.20%	07/20/2026		705	693,186

LendingTree, Inc., First Lien Delayed Draw Term Loan (1 mo. USD LIBOR + 3.75%)	9.20%	09/15/2028		10,094	8,461,932

Tegra118 Wealth Solutions, Inc., Term Loan (3 mo. Term SOFR + 4.00%)(e)	9.38%	02/18/2027		7,461	6,957,614

Virtue (Vistra+Tricor/Thevelia LLC)
First Lien Term Loan B (3 mo. Term SOFR + 4.00%)	9.39%	06/17/2029		3,367	3,367,038

First Lien Term Loan B (1 mo. Term SOFR + 4.75%)	10.26%	06/22/2029		1,063	1,066,215

					28,475,927

Food Products–2.34%
Biscuit Hld S.A.S.U. (BISPOU/Cookie Acq) (France), First Lien Term Loan (6 mo. EURIBOR + 4.00%)	7.27%	02/15/2027	EUR	16,538	15,256,971

Florida Food Products LLC
First Lien Term Loan (1 mo. Term SOFR + 5.00%)(e)	10.33%	10/18/2028		3,040	2,614,167

First Lien Term Loan (1 mo. Term SOFR + 5.00%)	10.45%	10/18/2028		19,373	16,708,983

Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)(e)	13.45%	10/08/2029		4,194	3,460,155

H-Food Holdings LLC
Incremental Term Loan B-2 (1 mo. USD LIBOR + 4.00%)	9.58%	05/23/2025		2,388	2,161,561

Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	10.58%	05/23/2025		732	667,604

Term Loan (1 mo. USD LIBOR + 3.69%)	9.27%	05/23/2025		7,790	7,089,486

Nomad Foods US LLC (United Kingdom), Term Loan B (1 mo. Term SOFR + 3.75%)	8.56%	11/10/2029		2,212	2,218,005

Sigma Bidco (Netherlands)
Term Loan B (3 mo. EURIBOR + 5.00%)	7.41%	01/02/2028	EUR	17,675	18,780,512

Term Loan B (1 mo. Term SOFR + 4.75%)	8.21%	01/02/2028		3,338	3,269,162

United Natural Foods, Inc., Term Loan (1 mo. Term SOFR + 3.25%)	8.70%	10/22/2025		348	349,467

Valeo Foods (Jersey) Ltd. (Ireland), Term Loan B (6 mo. EURIBOR + 4.00%)	7.24%	09/29/2028	EUR	2,109	2,006,566

					74,582,639

Food Service–0.80%
Areas (Telfer Inv/Financiere Pax)
Revolver Loan(e)(f)	0.00%	01/02/2026	EUR	1,582	1,453,897

Term Loan B (6 mo. EURIBOR + 4.75%)	8.49%	07/01/2026	EUR	12,436	12,988,160

Euro Garages (Netherlands), Term Loan B (1 mo. Term SOFR + 4.00%)	9.16%	02/07/2025		1,026	1,028,404

US Foods, Inc., Incremental Term Loan B (1 mo. Term SOFR + 2.75%)	7.95%	11/22/2028		4,425	4,435,021

Weight Watchers International, Inc., Term Loan B (1 mo. Term SOFR + 3.50%)	8.95%	04/13/2028		7,475	5,653,029

					25,558,511

Forest Products–0.13%
NewLife Forest Restoration LLC, Term Loan (d)(e)	–	11/30/2023		4,281	4,280,746

Health Care–2.18%
Acacium (Impala Bidco Ltd./ICS US, Inc.) (United Kingdom), Term Loan B (1 mo. SONIA + 4.75%)	9.94%	06/08/2028	GBP	2,000	2,453,372

Ascend Learning LLC, First Lien Term Loan (1 mo. Term SOFR + 3.50%)	8.93%	12/11/2028		7,538	7,275,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Health Care–(continued)
athenahealth Group, Inc., Term Loan (1 mo. Term SOFR + 3.50%)	8.57%	02/15/2029		$14,110	$13,962,555

Bracket Intermediate Holding Corp. (Signant), Term Loan (1 mo. Term SOFR + 5.00%)	10.42%	05/03/2028		4,020	4,008,609

Curium BidCo S.a.r.l. (Luxembourg), Term Loan(d)(e)	–	07/31/2029		2,205	2,207,832

Ethypharm (Financiere Verdi, Orphea Ltd.) (France), Term Loan B (1 mo. SONIA + 4.50%)	9.43%	04/17/2028	GBP	1,378	1,497,731

Explorer Holdings, Inc., First Lien Term Loan (1 mo. Term SOFR + 4.50%)	9.95%	02/04/2027		3,900	3,822,199

Global Medical Response, Inc.
Term Loan (1 mo. Term SOFR+ 4.25%)	9.88%	03/14/2025		1,980	1,404,433

Term Loan (1 mo. USD LIBOR + 4.25%)	9.78%	10/02/2025		7,296	5,174,513

International SOS L.P., Term Loan B (3 mo. USD LIBOR + 3.75%)(e)	9.25%	09/07/2028		4,588	4,593,592

MedAssets Software Intermediate Holdings, Inc. (nThrive TSG)
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	9.45%	12/18/2028		7,821	6,687,141

Second Lien Term Loan (1 mo. Term SOFR + 6.75%)	12.58%	12/17/2029		2,752	1,741,459

Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)
Term Loan B (3 mo. EURIBOR + 3.75%)	7.46%	12/15/2027	EUR	10	11,109

Term Loan B-2 (3 mo. EURIBOR + 3.75%)	7.46%	12/15/2027	EUR	6	6,417

Organon & Co., Term Loan B (3 mo. Term SOFR + 3.00%)	8.43%	06/02/2028		3,729	3,741,343

Sharp Midco LLC, Incremental Term Loan B(d)(e)	–	12/31/2028		1,362	1,362,324

Stamina BidCo B.V. (Synthon) (Netherlands), Term Loan B (3 mo. EURIBOR + 4.00%)	7.66%	11/02/2028	EUR	883	958,408

Summit Behavioral Healthcare LLC, First Lien Term Loan (3 mo. Term SOFR + 4.75%)	10.43%	11/24/2028		3,524	3,533,941

Veonet (Blitz F21-433 GmbH) (Germany), Term Loan B (3 mo. EURIBOR + 4.25%)	7.85%	03/14/2029	EUR	762	824,519

Verscend Holding Corp., Term Loan B-1 (1 mo. Term SOFR + 4.00%)	9.45%	08/27/2025		1,489	1,490,991
Women’s Care Holdings, Inc. LLC

First Lien Term Loan (3 mo. Term SOFR + 4.50%)	10.05%	01/15/2028		1,577	1,406,283

Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	13.80%	01/15/2029		1,507	1,311,482

					69,475,785

Home Furnishings–1.93%
Hunter Douglas Holding B.V.

Term Loan B-1 (3 mo. Term SOFR + 3.50%)	8.89%	02/26/2029		16,531	16,107,407

Term Loan B-2 (3 mo. EURIBOR + 4.00%)	7.83%	02/26/2029	EUR	666	695,788

Mattress Holding Corp., Term Loan (6 mo. USD LIBOR + 4.25%)	9.95%	09/25/2028		15,241	15,153,451

Serta Simmons Bedding LLC, Term Loan (1 mo. Term SOFR + 7.50%)	12.69%	06/29/2028		10,673	10,701,466

SIWF Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	9.45%	10/06/2028		9,243	7,735,149

TGP Holdings III LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	8.68%	06/29/2028		1,656	1,507,576

VC GB Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	12.20%	07/01/2029		2,063	1,846,129

Weber-Stephen Products LLC
Incremental Term Loan B (1 mo. Term SOFR + 4.25%)	9.68%	10/30/2027		1,864	1,688,256

Term Loan B (1 mo. Term SOFR + 3.25%)	8.70%	10/30/2027		6,894	6,252,395

					61,687,617

Industrial Equipment–4.32%

Arconic Rolled Products Corp., Term Loan B (1 mo. Term SOFR + 4.50%)	9.88%	07/26/2030		4,831	4,841,699

Chart Industries, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	9.16%	03/14/2030		7,486	7,500,115

Deliver Buyer, Inc. (MHS Holdings), Term Loan B (3 mo. Term SOFR + 5.50%)	10.74%	06/08/2029		8,414	7,330,458

DXP Enterprises, Inc., Term Loan (1 mo. Term SOFR + 4.75%)	10.63%	12/23/2027		5,793	5,793,001

EMRLD Borrower L.P. (Copeland), Term Loan B (1 mo. Term SOFR + 3.00%)	8.33%	05/05/2030		10,350	10,373,703

Kantar (Summer BC Bidco) (United Kingdom)
Revolver Loan (1 mo. SONIA + 3.50%)(e)	4.03%	06/04/2026		4,004	3,623,489

Revolver Loan(e)(f)	0.00%	06/04/2026		6,246	5,652,761

Term Loan B (3 mo. USD LIBOR + 5.00%)	10.50%	12/04/2026		7,180	6,916,326

Term Loan B-3 (3 mo. EURIBOR + 4.25%)	7.71%	12/04/2026	EUR	1,203	1,274,397

Madison IAQ LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	8.30%	06/21/2028		3,617	3,603,682

MKS Instruments, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	8.18%	08/17/2029		5,742	5,747,883

New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(e)	9.73%	03/08/2025		4,589	4,497,045

Robertshaw US Holding Corp.
First Lien Term Loan (1 mo. Term SOFR + 0.00%)(e)	10.84%	02/28/2027		3,517	2,549,833

First Lien Term Loan (1 mo. Term SOFR + 0.00%)	12.34%	02/28/2027		22,046	19,456,047

First Lien Term Loan (1 mo. Term SOFR + 5.00%)	5.00%	02/28/2027		5,773	5,831,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Industrial Equipment–(continued)
Tank Holding Corp.
Revolver Loan (1 mo. SOFR + 5.75.00%)(e)	5.08%	03/31/2028		$362	$350,956

Revolver Loan(e)(f)	0.00%	03/31/2028		560	543,882

Term Loan (1 mo. Term SOFR + 6.00%)	13.00%	03/31/2028		13,714	13,332,685

Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (6 mo. USD LIBOR + 3.50%)	9.38%	07/30/2027		17,251	17,249,717

Victory Buyer LLC (Vantage Elevator)
Second Lien Term Loan (1 mo. SOFR + 7.00%)(e)	12.51%	11/19/2029		1,148	990,087

Term Loan B (1 mo. Term SOFR + 3.75%)	9.26%	11/15/2028		11,185	10,262,034

					137,721,010

Insurance–1.66%
Acrisure LLC
First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	8.95%	02/15/2027		15,151	14,884,454

First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	9.20%	02/15/2027		4,740	4,662,972

First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	9.70%	02/15/2027		3,601	3,596,509

Term Loan (1 mo. Term SOFR + 5.75%)	11.12%	02/15/2027		4,506	4,528,816

Alliant Holdings Intermediate LLC
Term Loan (1 mo. USD LIBOR + 3.50%)	8.93%	11/06/2027		894	894,529

Term Loan B (1 mo. Term SOFR + 3.50%)	8.81%	11/05/2027		1,168	1,168,480

AmWINS Group LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	8.20%	02/19/2028		1,861	1,862,024

Ryan Specialty Group LLC, Term Loan (1 mo. Term SOFR + 3.00%)	8.43%	09/01/2027		5,445	5,457,172

Sedgwick Claims Management Services, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	9.08%	02/24/2028		1,124	1,127,226

USI, Inc.
Term Loan (3 mo. Term SOFR + 3.25%)	8.79%	12/02/2026		4,039	4,047,071

Term Loan (1 mo. Term SOFR + 3.75%)	8.99%	11/22/2029		10,613	10,634,467

					52,863,720

Leisure Goods, Activities & Movies–3.07%
Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. Term SOFR + 3.25%)	8.33%	01/15/2030		3,330	3,342,389

Callaway Golf Co., Term Loan B (1 mo. Term SOFR + 3.50%)	8.93%	03/09/2030		5,189	5,192,748

Carnival Corp., Incremental Term Loan (6 mo. USD LIBOR + 3.25%)	8.70%	10/18/2028		32,924	32,908,306

Crown Finance US, Inc. (United Kingdom), Term Loan (1 mo. Term SOFR + 8.50%)	14.38%	07/31/2028		10,589	10,683,629

Fitness International LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	8.77%	04/18/2025		2,900	2,880,497

Global University Systems (Netherlands), Term Loan B (6 mo. EURIBOR + 3.00%)	6.66%	01/29/2027	EUR	1,035	1,085,034

Nord Anglia Education, Term Loan B (1 mo. Term SOFR + 4.50%)	9.92%	01/25/2028		4,707	4,720,025

Parques Reunidos (Piolin Bidco s.a.u) (Spain)
Revolver Loan (1 mo. SOFR + 3.50%)(e)	3.96%	03/16/2026	EUR	1,130	1,209,407

Revolver Loan(e)(f)	0.00%	03/16/2026		1,511	1,617,065

Royal Caribbean Cruises Ltd., Revolver Loan(e)(f)	0.00%	04/05/2024		15,663	15,193,211

Scenic (Columbus Capital B.V.) (Australia), Term Loan (3 mo. EURIBOR + 3.75%)	7.35%	02/27/2027	EUR	5,217	4,586,099

SeaWorld Parks & Entertainment, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	8.45%	08/25/2028		6,961	6,962,203

Vue International Bidco PLC (United Kingdom)
Term Loan (6 mo. EURIBOR + 8.00%)	11.09%	06/30/2027	EUR	1,867	1,935,219

Term Loan (6 mo. EURIBOR + 8.00%)	4.86%	12/31/2027	EUR	10,117	5,732,130

					98,047,962

Lodging & Casinos–3.80%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. Term SOFR + 3.75%)	9.20%	02/02/2026		7,852	7,495,266

First Lien Term Loan (1 mo. Term SOFR + 4.75%)	10.18%	02/02/2026		6,577	6,369,954

Bally’s Corp., Term Loan B (3 mo. Term SOFR + 3.25%)	9.10%	10/02/2028		5,804	5,652,428

Caesars Entertainment, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	8.68%	02/06/2030		12,869	12,897,642

Everi Payments, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	7.95%	08/03/2028		7,630	7,632,415

Fertitta Entertainment LLC (Golden Nugget), Term Loan (1 mo. Term SOFR + 4.00%)	9.33%	08/02/2027		9,953	9,872,144

Flutter Financing B.V. (Stars Group), Term Loan B (1 mo. Term SOFR + 3.25%)	8.75%	07/04/2028		8,058	8,073,603

GVC Finance LLC
Incremental Term Loan (6 mo. Term SOFR + 3.50%)	8.44%	10/31/2029		11,186	11,222,439

Term Loan B-4 (6 mo. Term SOFR + 2.50%)	7.44%	03/16/2027		2,463	2,473,112

Hilton Grand Vacations Borrower LLC, Term Loan (1 mo. Term SOFR + 3.00%)	8.45%	08/02/2028		6,413	6,428,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Lodging & Casinos–(continued)
HotelBeds (United Kingdom)
Term Loan B-2 (3 mo. EURIBOR + 5.00%)	8.76%	09/12/2028	EUR	4,800	$5,124,805

Term Loan C (6 mo. EURIBOR + 4.50%)	8.26%	09/30/2027	EUR	8,722	9,303,082

Term Loan D (6 mo. EURIBOR + 5.50%)	8.84%	09/12/2027	EUR	8,230	8,870,669

Light & Wonder, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	8.41%	04/07/2029		$4,969	4,979,302

Ontario Gaming GTA L.P. (One Toronto Gaming), First Lien Term Loan B (1 mo. Term SOFR + 4.25%)	9.62%	07/20/2030		4,120	4,133,996

Penn National Gaming, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	8.18%	05/03/2029		7,827	7,839,333

Scientific Games Lottery, First Lien Term Loan (3 mo. Term SOFR + 3.50%)	8.77%	04/04/2029		467	465,506

Travel + Leisure Co., Incremental Term Loan (1 mo. Term SOFR + 4.00%)	9.35%	12/14/2029		2,492	2,497,478

					121,331,406

Nonferrous Metals & Minerals–0.88%
ACNR Holdings, Inc., PIK Term Loan, 3.00% PIK Rate, 17.50% Cash Rate (3 mo. PRIME + 9.00%)(g)	3.00%	09/16/2025		2,057	2,063,710

American Rock Salt Co. LLC
First Lien Term Loan (1 mo. Term SOFR + 4.00%)	9.45%	06/09/2028		5,851	5,573,273

Second Lien Term Loan (1 mo. Term SOFR + 7.25%)	12.70%	06/11/2029		369	332,886

AZZ, Inc., Term Loan(d)	–	05/13/2029		7,188	7,214,278

Covia Holdings Corp., Term Loan (3 mo. Term SOFR + 4.00%)	9.53%	07/31/2026		4,016	3,998,780

Form Technologies LLC
First Lien Term Loan (3 mo. Term SOFR + 4.50%)	10.02%	07/19/2025		5,085	4,744,915

First Lien Term Loan (3 mo. Term SOFR + 9.00%)	14.52%	10/22/2025		3,037	2,338,845

SCIH Salt Holdings, Inc. (Kissner Group), First Lien Incremental Term Loan B-1 (3 mo. Term SOFR + 4.00%)	9.63%	03/16/2027		1,949	1,948,497

					28,215,184

Oil & Gas–2.06%
Gulf Finance LLC, Term Loan (1 mo. Term SOFR + 6.75%)	12.18%	08/25/2026		4,993	5,013,426

McDermott International Ltd.
LOC(e)(f)	0.00%	06/28/2024		15,188	11,314,830

LOC (3 mo. SOFR + 4.00%)(e)	4.09%	06/30/2024		7,455	5,218,209

PIK Second Lien Term Loan, 3.00% PIK Rate, 6.45% Cash Rate (1 mo. SOFR + 1.00%)(g)	3.00%	09/25/2025		4,015	2,147,940

Term Loan (1 mo. Term SOFR + 3.00%)(e)	8.45%	06/30/2024		425	308,389

Par Petroleum LLC and Par Petroleum Finance Corp. (Par Pacific), Term Loan B (1 mo. Term SOFR + 4.25%)	9.77%	02/14/2030		5,940	5,916,246

Petroleum GEO-Services ASA (Norway)
Term Loan (3 mo. SOFR + 6.75%)(e)	11.99%	03/18/2024		1,752	1,769,530

Term Loan (1 mo. USD LIBOR + 7.00%)	12.54%	03/19/2024		2,416	2,416,333

QuarterNorth Energy, Inc., Second Lien Term Loan (1 mo. SOFR + 8.00%) (Acquired 08/03/2021-10/14/2022; Cost $24,097,755)(h)	13.45%	08/27/2026		24,443	24,392,489

TransMontaigne Partners LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	8.93%	11/17/2028		5,032	5,023,921

WhiteWater Whistler Holdings LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	8.49%	01/25/2030		2,222	2,226,907

					65,748,220

Publishing–2.81%
Adtalem Global Education, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	9.45%	08/12/2028		1,232	1,234,380

Cengage Learning, Inc., Term Loan B (3 mo. Term SOFR + 4.75%)	10.32%	06/29/2026		16,812	16,796,270

Clear Channel Worldwide Holdings, Inc., Term Loan B (3 mo. Term SOFR + 3.50%)	8.81%	08/21/2026		10,285	10,083,321

Dotdash Meredith, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	9.42%	12/01/2028		18,700	18,069,138

Harbor Purchaser, Inc. (Houghton Mifflin Harcourt)
First Lien Term Loan B (1 mo. Term SOFR + 5.25%)	10.68%	04/09/2029		12,636	11,723,112

Second Lien Term Loan B (1 mo. Term SOFR + 8.00%)	13.83%	04/08/2030		8,093	6,950,160

McGraw-Hill Education, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	9.99%	07/28/2028		17,186	16,883,576

Micro Holding L.P., Term Loan B-3 (1 mo. Term SOFR + 4.25%)	9.58%	05/03/2028		8,103	7,802,037

					89,541,994

Radio & Television–0.53%

Diamond Sports Holdings LLC, Second Lien Term Loan(i)(j)	0.00%	08/24/2026		9,684	271,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Radio & Television–(continued)
iHeartCommunications, Inc.
Second Lien Incremental Term Loan (1 mo. Term SOFR + 3.25%)	8.70%	05/01/2026		$2,800	$2,508,220

Term Loan (1 mo. Term SOFR + 3.00%)	8.45%	05/01/2026		9,780	8,754,468

Sinclair Television Group, Inc., Term Loan B-3 (1 mo. Term SOFR + 3.00%)	8.45%	04/01/2028		7,134	5,406,290

					16,940,481

Retailers (except Food & Drug)–1.59%
Bass Pro Group LLC, Term Loan B-2 (1 mo. USD LIBOR + 3.75%)	9.20%	03/06/2028		11,364	11,350,020

CNT Holdings I Corp. (1-800 Contacts), First Lien Term Loan (1 mo. Term SOFR + 3.50%)	8.80%	11/08/2027		9,611	9,609,589

Douglas (Kirk Beauty GmbH) (Germany)
Term Loan B-1 (6 mo. EURIBOR + 5.25%)	9.18%	04/08/2026	EUR	1,102	1,189,999

Term Loan B-2 (6 mo. EURIBOR + 5.25%)	9.18%	04/08/2026	EUR	636	687,287

Term Loan B-3 (6 mo. EURIBOR + 5.25%)	9.18%	04/08/2026	EUR	1,166	1,259,761

Term Loan B-4(d)	–	04/08/2026	EUR	1,941	2,097,109

Term Loan B-5 (6 mo. EURIBOR + 5.25%)	9.43%	04/08/2026	EUR	433	467,906

Petco Animal Supplies, Inc., First Lien Term Loan (3 mo. Term SOFR + 3.25%)	8.75%	03/02/2028		6,031	6,005,729

PetSmart, Inc., Term Loan (1 mo. Term SOFR + 3.75%)	9.18%	02/11/2028		13,792	13,781,771

Savers, Inc., Term Loan (1 mo. Term SOFR + 5.50%)	10.75%	04/26/2028		4,320	4,359,508

					50,808,679

Surface Transport–2.15%
Carriage Purchaser, Inc., Term Loan B (1 mo. Term SOFR + 4.25%)	9.70%	09/30/2028		3,709	3,644,644

First Student Bidco, Inc.
Incremental Term C (3 mo. Term SOFR + 4.00%)	9.34%	07/21/2028		682	674,102

Incremental Term Loan B (3 mo. Term SOFR + 4.00%)	9.34%	07/21/2028		9,766	9,658,047

Term Loan B (3 mo. Term SOFR+ 3.00%)	8.50%	07/21/2028		12,940	12,633,823

Term Loan C (3 mo. Term SOFR + 3.00%)	8.50%	07/21/2028		4,850	4,735,524

Hurtigruten (Explorer II AS) (Norway), Term Loan B (3 mo. EURIBOR + 6.50%)	10.45%	02/26/2027	EUR	14,280	12,731,215

Novae LLC, Term Loan B (3 mo. Term SOFR + 5.00%)	10.34%	12/22/2028		1,671	1,520,746

Odyssey Logistics & Technology Corp., Term Loan B (1 mo. Term SOFR + 4.50%)	9.92%	10/12/2027		3,249	3,235,555

PODS LLC
Incremental Term Loan B (1 mo. Term SOFR + 4.00%)	9.45%	04/01/2028		4,864	4,772,624

Term Loan B (1 mo. Term SOFR + 3.00%)	8.45%	04/01/2028		11,311	11,007,610

STG – XPOI Opportunity, Term Loan B (1 mo. Term SOFR + 6.00%)(e)	11.39%	03/24/2028		4,026	3,875,059

					68,488,949

Telecommunications–5.04%
Avaya, Inc., Term Loan (1 mo. Term SOFR + 8.50%) (Acquired 12/21/2017-08/31/2023; Cost $27,616,587)(h)	7.00%	05/15/2029		8,171	6,853,552

Cablevision Lightpath LLC, Term Loan (1 mo. Term SOFR + 3.25%)	8.67%	11/30/2027		3,167	3,109,460

CCI Buyer, Inc. (Consumer Cellular), Term Loan (3 mo. Term SOFR + 4.00%)	9.24%	12/17/2027		13,752	13,629,173

CenturyLink, Inc., Term Loan B (1 mo. Term SOFR + 2.25%)	7.70%	03/15/2027		20,521	13,498,154

Crown Subsea Communications Holding, Inc.
Incremental Term Loan (1 mo. Term SOFR + 5.25%)	10.68%	04/27/2027		6,089	6,114,494

Term Loan (1 mo. Term SOFR + 4.75%)	10.43%	04/27/2027		10,393	10,430,770

Frontier Communications Corp., Term Loan B (1 mo. Term SOFR + 3.75%)	9.20%	05/01/2028		39	37,803

II-VI, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	8.20%	07/02/2029		10,734	10,732,842

Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. Term SOFR + 3.50%)	8.83%	12/11/2026		1,899	1,897,594

Intelsat Jackson Holdings S.A. (Luxembourg), Term Loan B (6 mo. Term SOFR + 4.25%)	9.77%	02/01/2029		23,840	23,869,936

MLN US HoldCo LLC, Second Lien Term Loan B (3 mo. Term SOFR + 8.75%)	14.09%	11/30/2026		677	88,045

MLN US HoldCo LLC (dba Mitel)
First Lien Term Loan (3 mo. Term SOFR + 4.50%)	9.84%	11/30/2025		164	23,737

Second Lien Term Loan (6 mo. SOFR + 6.70%)	12.11%	11/01/2027		23,471	8,566,721

Term Loan (6 mo. SOFR + 6.44%)	11.85%	11/01/2027		9,986	7,639,556

Third Lien Term Loan (3 mo. SOFR + 9.25%)(e)	14.66%	11/01/2027		8,152	1,630,374

Radiate Holdco LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	8.70%	09/25/2026		10,374	8,544,393

Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	8.43%	12/07/2026		12,567	9,079,319

Viasat, Inc., Term Loan (1 mo. Term SOFR + 3.75%)	9.83%	03/02/2029		9,123	8,948,623

Voyage Digital (NC) Ltd., Term Loan B (3 mo. Term SOFR + 4.50%)	9.63%	05/10/2029		5,687	5,697,606

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Telecommunications–(continued)
Windstream Services LLC, Term Loan (1 mo. Term SOFR + 6.25%)	11.68%	09/21/2027	$7,778	$7,438,123

Zayo Group Holdings, Inc.
Incremental Term Loan (1 mo. Term SOFR + 4.25%)	9.66%	03/09/2027	3,806	3,071,947

Term Loan (1 mo. Term SOFR + 3.00%)	8.45%	03/09/2027	12,270	9,864,362

				160,766,584

Utilities–2.55%
APLP Holdings L.P. (Canada), Term Loan (3 mo. USD LIBOR + 3.75%)	9.29%	05/14/2027	2,399	2,393,187

Brookfield WEC Holdings, Inc.
First Lien Term Loan (1 mo. Term SOFR + 2.75%)	8.20%	08/01/2025	1,296	1,296,818

Incremental Term Loan (1 mo. Term SOFR + 3.75%)	9.08%	08/01/2025	9,657	9,685,049

Covanta Energy Corp.
Term Loan B (1 mo. Term SOFR + 3.00%)	8.31%	11/30/2028	1,763	1,766,294

Term Loan C (1 mo. Term SOFR + 0.00%)	8.31%	11/30/2028	132	132,472

Eastern Power LLC, Term Loan (1 mo. Term SOFR + 3.75%)	9.20%	10/02/2025	6,013	5,796,114

Frontera Generation Holdings LLC
First Lien Term Loan (3 mo. SOFR + 13.00%) (Acquired 07/28/2021; Cost $4,144,155)(h)	18.54%	07/28/2026	4,165	4,185,804

Second Lien Term Loan (3 mo. SOFR + 1.50%) (Acquired 07/28/2021; Cost $2,212,086)(h)	7.04%	07/28/2028	4,043	1,869,694

Generation Bridge LLC, Term Loan B (1 mo. Term SOFR + 4.25%)	9.56%	08/07/2029	4,469	4,474,486

Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	9.20%	11/09/2026	9,229	9,066,423

KAMC Holdings, Inc. (Franklin Energy Group), First Lien Term Loan B (6 mo. Term SOFR + 4.00%)	9.73%	08/14/2026	4,698	4,112,061

Lightstone Holdco LLC
Term Loan B (1 mo. Term SOFR + 5.75%)	11.08%	02/01/2027	14,384	13,101,164

Term Loan C (1 mo. Term SOFR + 5.75%)	11.08%	02/01/2027	810	738,123

Nautilus Power LLC, Term Loan (1 mo. Term SOFR + 5.25%)	10.75%	11/16/2026	6,218	4,716,540

Osmose Utilities Services, Inc., First Lien Term Loan (1 mo. Term SOFR + 3.00%)	8.70%	06/23/2028	510	507,284

Talen Energy Supply LLC
Term Loan B (1 mo. Term SOFR + 4.50%)	9.88%	05/27/2030	7,152	7,186,093

Term Loan C (1 mo. Term SOFR + 4.50%)	9.88%	05/27/2030	4,385	4,405,974

USIC Holding, Inc., First Lien Term Loan (1 mo. Term SOFR + 3.50%)	8.95%	05/12/2028	6,014	5,880,026

				81,313,606

Total Variable Rate Senior Loan Interests (Cost $2,661,783,328)				2,552,655,529

			Shares
Common Stocks & Other Equity Interests–7.02%
Building & Development–0.00%
Haya (Holdco2 PLC/Real Estate SAU) (Acquired 06/14/2022; Cost $0)(e)(h)			12,156	0

Business Equipment & Services–1.61%
iQor US, Inc.			451,676	663,512

Monitronics International, Inc. (Acquired 06/30/2023; Cost $10,864,040)(e)(h)			539,694	11,333,574

My Alarm Center LLC, Class A (Acquired 03/09/2021-12/03/2021; Cost $21,866,485)(e)(h)(k)			162,067	39,252,693

				51,249,779

Containers & Glass Products–0.21%
Libbey Glass LLC (Acquired 11/13/2020-02/10/2022; Cost $3,769,108)(h)			864,916	6,811,214

Electronics & Electrical–0.12%
Diebold Nixdorf, Inc.			41,001	730,228

Fusion Connect, Inc. (Acquired 05/03/2018-12/31/2019; Cost $1,142)(e)(h)			113	1

Fusion Connect, Inc., Wts., expiring 01/14/2040 (Acquired 05/03/2018-12/31/2019; Cost $10,615,018)(e)(h)(k)			1,052,649	10,526

Internap Corp. (Acquired 02/06/2018-02/10/2023; Cost $7,928,094)(e)(h)			2,996,076	3,145,880

Riverbed Technology, Inc. (Acquired 07/03/2023; Cost $28,749)(e)(h)			221,146	28,749

Sungard Availability Services Capital, Inc. (Acquired 06/27/2018-05/03/2019; Cost $3,020,003)(h)			37,318	21,085

				3,936,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Senior Floating Rate Fund

				Shares	Value

Home Furnishings–0.22%
Serta Simmons Bedding LLC (Acquired 06/29/2023; Cost $69,439)(h)				447,996	$6,899,138

Industrial Equipment–0.15%
North American Lifting Holdings, Inc.(k)				679,193	4,754,351

Leisure Goods, Activities & Movies–0.33%
Crown Finance US, Inc.				3,261	70,627

Crown Finance US, Inc., Rts.				488,617	10,581,735

Vue International Bidco PLC(e)				9,990,918	0

					10,652,362

Oil & Gas–4.15%
Harvey Gulf International Marine LLC(e)(k)				116,926	4,326,262

Larchmont Resources LLC (Acquired 12/09/2016; Cost $2,732,241)(e)(h)(k)				8,096	210,484

McDermott International Ltd.(e)				789,865	120,059

QuarterNorth Energy Holding, Inc. (Acquired 06/02/2021-10/29/2021; Cost $43,870,908)(e)(h)(k)				671,335	113,489,182

Sabine Oil & Gas Holdings, Inc. (Acquired 01/16/2013-03/12/2021; Cost $18,267,226)(e)(h)(l)				18,025	3,425

Seadrill Ltd.(l)				124,609	6,062,228

Southcross Energy Partners L.P. (Acquired 07/30/2014-10/29/2020; Cost $29,026,224)(h)(k)				2,914,935	40,809

Tribune Resources LLC (Acquired 03/30/2018; Cost $18,014,717)(h)(k)				5,811,199	7,990,398

					132,242,847

Surface Transport–0.14%
Commercial Barge Line Co. (Acquired 01/31/2020-02/06/2020; Cost $1,838,610)(e)(h)				35,397	1,592,865

Commercial Barge Line Co.(e)				29,140	728,500

Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030 (Acquired 02/03/2023-08/18/2023; Cost $0)(e)(h)(k)				386,228	181,044

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 02/05/2020-05/17/2023; Cost $0)(e)(h)(k)				300,345	187,716

Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 01/31/2020-08/25/2020; Cost $1,932,877)(h)(k)				37,211	1,674,495

					4,364,620

Telecommunications–0.09%
Avaya Holdings Corp. (Acquired 05/01/2023; Cost $4,295,205)(h)				286,347	2,457,859

Avaya, Inc. (Acquired 05/01/2023; Cost $778,995)(h)				51,933	445,767

					2,903,626

Utilities–0.00%
Frontera Generation Holdings LLC (Acquired 07/28/2021-11/30/2021; Cost $1,035,881)(h)(k)				295,967	21,458

Total Common Stocks & Other Equity Interests (Cost $241,218,700)					223,835,864

	Interest Rate	Maturity Date		Principal Amount (000)

Non-U.S. Dollar Denominated Bonds & Notes–4.14%(m)
Automotive–0.20%
Cabonline Group Holding AB (Sweden)(e)(n)	14.00%	10/31/2023	SEK	4,853	416,703

Cabonline Group Holding AB (Sweden) (3 mo. STIBOR + 9.50%)(j)(n)(o)	0.00%	04/19/2026	SEK	71,250	4,718,112

Conceria Pasubio S.p.A. (Italy) (3 mo. EURIBOR + 4.50%)(n)(o)	8.10%	09/30/2028	EUR	1,369	1,416,598

					6,551,413

Building & Development–0.25%
APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(n)(o)	8.66%	01/15/2027	EUR	750	808,517

APCOA Parking Holdings GmbH (Germany) (3 mo. EURIBOR + 5.00%)(n)(o)	8.66%	01/15/2027	EUR	1,500	1,617,035

Haya Holdco 2 PLC (United Kingdom) (3 mo. EURIBOR + 9.00%) (Acquired 06/14/2022; Cost $7,841,290)(h)(n)(o)	12.77%	11/30/2025	EUR	10,024	4,021,573

Ideal Standard International S.A. (Belgium)(n)	6.38%	07/30/2026	EUR	2,054	1,386,467

					7,833,592

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)	Value

Cable & Satellite Television–0.08%
Altice Finco S.A. (Luxembourg)(n)	4.75%	01/15/2028	EUR	3,744	$2,671,374

Chemicals & Plastics–0.01%
Herens Midco S.a.r.l. (Luxembourg)(n)	5.25%	05/15/2029	EUR	448	268,078

Electronics & Electrical–0.25%
Versuni Group B.V. (Netherlands)(n)	3.13%	06/15/2028	EUR	9,070	7,929,123

Financial Intermediaries–1.91%
AnaCap Financial Europe S.A. SICAV-RAIF (Italy) (3 mo. EURIBOR + 5.00%) (Acquired 04/01/2021-11/24/2021; Cost $15,690,195)(h)(n)(o)	8.73%	08/01/2024	EUR	13,583	7,353,909

Garfunkelux Holdco 3 S.A. (Luxembourg)(n)	6.75%	11/01/2025	EUR	2,100	1,830,185

Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(n)(o)	9.98%	05/01/2026	EUR	10,341	9,073,441

Garfunkelux Holdco 3 S.A. (Luxembourg)(n)	6.75%	11/01/2025	EUR	1,000	871,516

Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(n)(o)	9.98%	05/01/2026	EUR	1,825	1,601,299

Kane Bidco Ltd. (United Kingdom)(n)	5.00%	02/15/2027	EUR	976	1,005,909

Kane Bidco Ltd. (United Kingdom)(n)	6.50%	02/15/2027	GBP	1,219	1,423,369

Sherwood Financing PLC (United Kingdom)(n)	4.50%	11/15/2026	EUR	1,391	1,315,187

Sherwood Financing PLC (United Kingdom)(n)	6.00%	11/15/2026	GBP	1,404	1,475,313

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(n)(o)	8.41%	11/15/2027	EUR	9,180	9,645,853

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 4.63%)(n)(o)	8.41%	11/15/2027	EUR	2,000	2,101,493

Very Group Funding PLC (The) (United Kingdom)(n)	6.50%	08/01/2026	GBP	14,141	14,286,263

Zenith Finco PLC (United Kingdom)(n)	6.50%	06/30/2027	GBP	9,042	8,865,316

					60,849,053

Food Products–0.52%
Sigma Holdco B.V. (Netherlands)(n)	5.75%	05/15/2026	EUR	17,850	16,712,952

Industrial Equipment–0.13%
Summer (BC) Holdco A S.a.r.l. (Luxembourg)(n)	9.25%	10/31/2027	EUR	4,597	4,031,514

Leisure Goods, Activities & Movies–0.05%
Deuce Finco PLC (United Kingdom)(n)	5.50%	06/15/2027	GBP	1,363	1,490,801

Retailers (except Food & Drug)–0.72%
Douglas GmbH (Germany)(n)	6.00%	04/08/2026	EUR	5,000	5,206,916

Douglas GmbH (Germany)(n)	6.00%	04/08/2026	EUR	6,486	6,754,411

Kirk Beauty SUN GmbH 9.00% PIK Rate, 8.25% Cash Rate (Germany)(g)(n)	9.00%	10/01/2026	EUR	10,867	10,923,813

					22,885,140

Surface Transport–0.02%
Zenith Finco PLC (United Kingdom)(n)	6.50%	06/30/2027	GBP	752	737,306

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $160,842,983)					131,960,346

U.S. Dollar Denominated Bonds & Notes–2.88%
Aerospace & Defense–0.38%
Castlelake Aviation Finance DAC(n)	5.00%	04/15/2027		$5,800	5,352,837

Rand Parent LLC(n)	8.50%	02/15/2030		7,113	6,781,473

					12,134,310

Automotive–0.01%
Clarios Global L.P./Clarios US Finance Co.(n)	6.75%	05/15/2028		314	313,468

Building & Development–0.39%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 11/02/2020-12/11/2020; Cost $4,851,901)(h)(n)	5.75%	05/15/2026		5,180	4,758,684

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (Acquired 09/22/2021-12/15/2021; Cost $9,307,843)(h)(n)	4.50%	04/01/2027		9,367	7,831,608

					12,590,292

Business Equipment & Services–0.13%
ADT Security Corp. (The)(n)	4.13%	08/01/2029		4,743	4,144,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Senior Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Cable & Satellite Television–0.67%
Altice Financing S.A. (Luxembourg)(n)	5.75%	08/15/2029	$1,414	$1,121,387

Altice Financing S.A. (Luxembourg)(n)	5.00%	01/15/2028	15,051	12,251,657

Altice France S.A. (France)(n)	5.50%	10/15/2029	6,838	4,945,382

Virgin Media Secured Finance PLC (United Kingdom)(n)	4.50%	08/15/2030	3,741	3,162,137

				21,480,563

Chemicals & Plastics–0.42%
SK Invictus Intermediate II S.a.r.l.(n)	5.00%	10/30/2029	13,475	11,082,783

Windsor Holdings III LLC (Acquired 06/22/2023; Cost $2,290,000)(h)(n)	8.50%	06/15/2030	2,290	2,302,852

				13,385,635

Cosmetics & Toiletries–0.07%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC(n)	6.63%	07/15/2030	2,316	2,318,779

Food Products–0.01%
Sigma Holdco B.V. (Netherlands)(n)	7.88%	05/15/2026	250	212,891

Food Service–0.10%
WW International, Inc.(n)	4.50%	04/15/2029	4,476	3,103,658

Health Care–0.05%
Global Medical Response, Inc. (Acquired 09/24/2020; Cost $2,186,000)(h)(n)	6.50%	10/01/2025	2,186	1,512,842

Industrial Equipment–0.11%
Arsenal AIC Parent LLC(n)	8.00%	10/01/2030	612	625,764

Chart Industries, Inc.(n)	7.50%	01/01/2030	669	686,323

Emerald Debt Merger Sub LLC(n)	6.63%	12/15/2030	2,323	2,289,711

				3,601,798

Lodging & Casinos–0.12%
Caesars Entertainment, Inc.(n)	7.00%	02/15/2030	1,548	1,555,441

Ontario Gaming GTA L.P. (Canada)(n)	8.00%	08/01/2030	2,141	2,166,200

				3,721,641

Publishing–0.03%
McGraw-Hill Education, Inc.(n)	5.75%	08/01/2028	1,101	978,128

Radio & Television–0.06%
Diamond Sports Group LLC/Diamond Sports Finance Co.(i)(j)(n)	0.00%	08/15/2026	6,116	151,738

iHeartCommunications, Inc.	6.38%	05/01/2026	2,000	1,747,030

				1,898,768

Retailers (except Food & Drug)–0.10%
Evergreen Acqco 1 L.P./TVI, Inc.(n)	9.75%	04/26/2028	2,984	3,114,430

Telecommunications–0.23%
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom)(n)	6.75%	10/01/2026	4,556	4,326,681

Windstream Escrow LLC/Windstream Escrow Finance Corp.(n)	7.75%	08/15/2028	3,818	3,098,775

				7,425,456

Total U.S. Dollar Denominated Bonds & Notes (Cost $106,216,929)				91,937,069

			Shares

Preferred Stocks–1.80%
Nonferrous Metals & Minerals–1.13%
ACNR Holdings, Inc., Pfd.			68,978	36,213,450

Oil & Gas–0.09%
McDermott International Ltd., Pfd.(e)			4,210	2,736,505

Southcross Energy Partners L.P., Series A, Pfd. (Acquired 05/07/2019-10/31/2019; Cost $11,607,048)(e)(h)(k)			11,609,066	103,321

				2,839,826

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Senior Floating Rate Fund

				Shares	Value

Surface Transport–0.58%
Commercial Barge Line Co., Series A, Pfd. (Acquired 01/31/2020-08/25/2020; Cost $2,944,341)(h)				103,992	$2,443,812

Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045 (Acquired 01/31/2020-02/01/2021; Cost $3,094,944)(h)(k)				109,316	2,568,926

Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $3,389,672)(h)				142,554	7,840,470

Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045 (Acquired 02/05/2020-02/17/2021; Cost $2,380,533)(h)(k)				100,115	5,506,325

					18,359,533

Total Preferred Stocks (Cost $24,451,205)					57,412,809

	Interest Rate	Maturity Date		Principal Amount (000)(a)
Asset-Backed Securities–0.55%
Structured Products–0.55%
Babson Euro CLO B.V., Series 2021-1A, Class E (Ireland) (3 mo. EURIBOR + 7.05%)(m)(n)(o)	10.75%	04/24/2034	EUR	977	965,399

CIFC Funding Ltd., Series 2014-4RA, Class DR (Cayman Islands) (3 mo. Term SOFR + 7.26%)(n)(o)	12.57%	01/17/2035		$1,250	1,189,460

Empower CLO Ltd., Series 2023-1A, Class E (Cayman Islands) (3 mo. Term SOFR + 8.22%)(n)(o)	13.29%	04/25/2036		3,500	3,564,096

Empower CLO Ltd., Series 2023-2A, Class E (Cayman Islands) (3 mo. Term SOFR + 8.25%)(n)(o)	13.59%	07/15/2036		2,000	2,000,928

Jubilee CLO DAC, Series 2018-21A, Class ER (Ireland) (3 mo. EURIBOR + 6.07%)(m)(n)(o)	9.73%	04/15/2035	EUR	1,959	1,944,443

Madison Park Funding XVIII Ltd., Series 2015-18A, Class ER (Cayman Islands) (3 mo. Term SOFR + 6.61%)(n)(o)	11.94%	10/21/2030		3,150	2,982,612

Madison Park Funding XXX Ltd., Series 2018-30A, Class E (Cayman Islands) (3 mo. Term SOFR + 5.21%)(n)(o)	10.52%	04/15/2029		3,275	3,087,578

Regatta XIV Funding Ltd., Series 2018-3A, Class E (Cayman Islands) (3 mo. Term SOFR + 6.21%)(n)(o)	11.56%	10/25/2031		2,200	1,987,808

Total Asset-Backed Securities (Cost $18,183,387)					17,722,324

Municipal Obligations–0.45%
Arizona–0.45%
Arizona (State of) Industrial Development Authority (NewLife Forest Restoration LLC) (Green Bonds), Series 2022 A, RB (Acquired 02/22/2022-07/01/2023; Cost $15,880,339) (Cost $17,204,508)(h)(n)	0.00%	01/01/2028		17,075	14,470,224

				Shares

Money Market Funds–3.31%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(k)(p)				63,601,590	63,601,590

Invesco Treasury Portfolio, Institutional Class, 5.25%(k)(p)				41,937,612	41,937,612

Total Money Market Funds (Cost $105,539,202)					105,539,202

TOTAL INVESTMENTS IN SECURITIES–100.16% (Cost $3,335,440,242)					3,195,533,367

OTHER ASSETS LESS LIABILITIES–(0.16)%					(5,127,822)

NET ASSETS–100.00%					$3,190,405,545

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
Pfd.	- Preferred
PIK	- Pay-in-Kind
RB	- Revenue Bonds
Rts.	- Rights
SEK	- Swedish Krona
SOFR	- Secured Overnight Financing Rate
SONIA	- Sterling Overnight Index Average
STIBOR	- Stockholm Interbank Offered Rate
USD	- U.S. Dollar
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Senior Floating Rate Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	This variable rate interest will settle after August 31, 2023, at which time the interest rate will be determined.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	Restricted security. The aggregate value of these securities at August 31, 2023 was $305,885,779, which represented 9.59% of the Fund’s Net Assets.
(i)	The borrower has filed for protection in federal bankruptcy court.
(j)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2023 was $5,141,353, which represented less than 1% of the Fund’s Net Assets.

(k)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or is an "affiliated person" under the Investment Company Act of 1940, as amended (the “1940 Act”), which defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. For the Investments in Other Affiliates below, the Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended August 31, 2023.

	Value August 31, 2022	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$110,290,453	$531,905,809	$(578,594,672)	$-	$-	$63,601,590	$2,488,019
Invesco Treasury Portfolio, Institutional Class	69,840,969	354,603,874	(382,507,231)	-	-	41,937,612	1,399,400
Investments in Other Affiliates:
Commercial Barge Line Co., Wts., expiring 04/27/2045	725,614	-	-	948,881	-	1,674,495	-
Commercial Barge Line Co., Series A, Pfd., Wts., expiring 04/27/2045	3,484,453	-	(728,499)	304,684	(491,712)	2,568,926	-
Commercial Barge Line Co., Series B, Pfd., Wts., expiring 04/27/2045	4,880,606	-	-	625,719	-	5,506,325	-
Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030	584,111	-	(584,133)	(403,067)	584,133	181,044	-
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045	563,147	-	(563,168)	(375,431)	563,168	187,716	-
Frontera Generation Holdings LLC	92,490	-	-	(71,032)	-	21,458	-
Fusion Connect, Inc., Wts., expiring 01/14/2040	10,526	-	-	-	-	10,526	-
Harvey Gulf International Marine LLC	2,747,761	-	-	1,578,501	-	4,326,262	549,552
Internap Corp.*	485,341	7,928,094	-	3,457,634	(8,725,189)	3,145,880	-
Larchmont Resources LLC	809,553	-	-	(599,069)	-	210,484	1,054,723
My Alarm Center LLC, Class A	25,849,729	-	-	13,402,964	-	39,252,693	-
North American Lifting Holdings, Inc.	6,791,930	-	-	(2,037,579)	-	4,754,351	-
QuarterNorth Energy Holding, Inc.	80,784,090	-	-	16,475,839	-	113,489,182	4,573,942**
Southcross Energy Partners L.P., Series A, Pfd.	870,680	-	-	(767,359)	-	103,321	1,414,016
Southcross Energy Partners L.P.	87,448	-	-	(46,639)	-	40,809	-
Tribune Resources LLC, Wts., expiring 04/03/2023	37,614	-	-	112,842	(150,456)	-	-
Tribune Resources LLC	16,163,850	-	-	(8,173,452)	-	7,990,398	639,232
Total	$325,100,365	$894,437,777	$(962,977,703)	$24,433,436	$(8,220,056)	$289,003,072	$12,118,884

*	As of August 31, 2022, this security was not considered as an affiliate of the Fund.
**	Amounts include a return of capital distribution reclassification which reduces dividend income and increases realized gain (loss) and/or change in unrealized appreciation (depreciation).

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Senior Floating Rate Fund

(l)	Non-income producing security.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)

Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $254,342,933, which represented 7.97% of the Fund’s Net Assets.

(o)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(p)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

09/29/2023	Barclays Bank PLC	EUR	3,041,509	USD	3,328,080	$26,218

10/31/2023	Barclays Bank PLC	EUR	86,705,391	USD	94,508,789	236,903

09/29/2023	BNP Paribas S.A.	EUR	87,312,595	USD	97,066,569	2,280,034

09/29/2023	BNP Paribas S.A.	GBP	14,699,768	USD	18,853,389	229,626

09/29/2023	BNP Paribas S.A.	SEK	7,500,000	USD	701,915	16,080

10/31/2023	BNP Paribas S.A.	GBP	14,764,725	USD	18,752,654	45,711

09/29/2023	Citibank N.A.	GBP	715,269	USD	919,216	13,011

10/31/2023	Citibank N.A.	EUR	85,411,281	USD	93,141,087	276,244

10/31/2023	Citibank N.A.	USD	1,877,179	GBP	1,486,319	5,991

09/29/2023	Morgan Stanley and Co. International PLC	EUR	87,383,979	USD	97,167,053	2,303,022

09/29/2023	Morgan Stanley and Co. International PLC	GBP	14,980,369	USD	19,210,915	231,647

09/29/2023	Morgan Stanley and Co. International PLC	SEK	61,295,747	USD	5,917,507	312,337

09/29/2023	Morgan Stanley and Co. International PLC	USD	156,590	SEK	1,714,253	170

10/31/2023	Morgan Stanley and Co. International PLC	GBP	14,764,724	USD	18,774,240	67,297

09/29/2023	Royal Bank of Canada	GBP	14,699,768	USD	18,876,692	252,929

09/29/2023	Royal Bank of Canada	USD	5,163,421	SEK	56,486,636	1,981

10/31/2023	Royal Bank of Canada	EUR	89,388,282	USD	97,400,928	212,023

10/31/2023	Royal Bank of Canada	GBP	14,544,355	USD	18,502,573	74,838

09/29/2023	State Street Bank & Trust Co.	EUR	88,083,979	USD	97,659,712	2,035,762

10/31/2023	State Street Bank & Trust Co.	EUR	7,394	USD	8,049	9

10/31/2023	State Street Bank & Trust Co.	GBP	110,736	USD	140,705	403

09/29/2023	UBS AG	GBP	680,230	USD	868,219	6,407

Subtotal–Appreciation						8,628,643

Currency Risk

09/29/2023	Barclays Bank PLC	USD	94,360,523	EUR	86,705,391	(233,168)

10/31/2023	Barclays Bank PLC	USD	1,088,183	EUR	1,000,000	(916)

09/29/2023	BNP Paribas S.A.	USD	20,912,487	GBP	16,447,371	(74,611)

09/29/2023	Citibank N.A.	USD	92,995,802	EUR	85,411,281	(273,333)

09/29/2023	Morgan Stanley and Co. International PLC	USD	3,834,174	EUR	3,500,000	(34,574)

09/29/2023	Morgan Stanley and Co. International PLC	USD	19,633,625	GBP	15,439,632	(72,497)

09/29/2023	Morgan Stanley and Co. International PLC	USD	735,694	SEK	7,657,127	(35,491)

09/29/2023	Royal Bank of Canada	GBP	652,694	USD	824,345	(2,581)

09/29/2023	Royal Bank of Canada	USD	95,983,109	EUR	88,205,391	(227,354)

09/29/2023	Royal Bank of Canada	USD	18,497,959	GBP	14,541,094	(75,226)

09/29/2023	Royal Bank of Canada	USD	275,277	SEK	2,937,731	(6,637)

10/31/2023	Royal Bank of Canada	SEK	56,598,836	USD	5,180,929	(2,118)

10/31/2023	Royal Bank of Canada	USD	1,633,689	EUR	1,500,000	(2,789)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Senior Floating Rate Fund

Open Forward Foreign Currency Contracts–(continued)

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)

09/29/2023	UBS AG	USD	2,220,600	EUR	2,000,000	$(49,400)

Subtotal–Depreciation						(1,090,695)

Total Forward Foreign Currency Contracts						$7,537,948

Abbreviations:

EUR - Euro

GBP - British Pound Sterling

SEK - Swedish Krona

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Senior Floating Rate Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $3,048,745,236)	$2,906,530,295

Investments in affiliates, at value (Cost $286,695,006)	289,003,072

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	8,628,643

Cash collateral – revolver	434,911

Cash	24,669,448

Foreign currencies, at value (Cost $10,415,722)	10,299,197

Receivable for:
Investments sold	46,140,648

Fund shares sold	3,477,462

Dividends	1,221,981

Interest	43,643,412

Investment for trustee deferred compensation and retirement plans	312,458

Other assets	304,183

Total assets	3,334,665,710

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,090,695

Payable for:
Investments purchased	78,700,827

Dividends	7,609,345

Fund shares reacquired	2,537,495

Accrued fees to affiliates	1,418,488

Accrued trustees’ and officers’ fees and benefits	2,805

Accrued other operating expenses	263,874

Trustee deferred compensation and retirement plans	312,458

Unfunded loan commitments	52,324,178

Total liabilities	144,260,165

Net assets applicable to shares outstanding	$3,190,405,545

Net assets consist of:

Shares of beneficial interest	$5,895,281,458

Distributable earnings (loss)	(2,704,875,913)

$3,190,405,545

Net Assets:
Class A	$1,558,450,874

Class C	$200,488,760

Class R	$53,577,755

Class Y	$1,178,318,857

Class R5	$19,766

Class R6	$199,549,533

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	233,670,637

Class C	30,043,396

Class R	8,038,675

Class Y	177,013,916

Class R5	2,962

Class R6	29,979,320

Class A:
Net asset value per share	$6.67

Maximum offering price per share (Net asset value of $6.67 ÷ 96.75%)	$6.89

Class C:
Net asset value and offering price per share	$6.67

Class R:
Net asset value and offering price per share	$6.66

Class Y:
Net asset value and offering price per share	$6.66

Class R5:
Net asset value and offering price per share	$6.67

Class R6:
Net asset value and offering price per share	$6.66

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Senior Floating Rate Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:

Interest	$305,251,250

Dividends	17,040,785

Dividends from affiliates	12,118,884

Total investment income	334,410,919

Expenses:
Advisory fees	20,226,031

Administrative services fees	474,475

Custodian fees	291,127

Distribution fees:
Class A	3,849,366

Class C	2,280,639

Class R	269,146

Interest, facilities and maintenance fees	1,575,829

Transfer agent fees – A, C, R and Y	4,051,882

Transfer agent fees – R5	9

Transfer agent fees – R6	58,561

Trustees’ and officers’ fees and benefits	45,646

Registration and filing fees	230,065

Reports to shareholders	212,085

Professional services fees	515,953

Other	45,488

Total expenses	34,126,302

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(999,335)

Net expenses	33,126,967

Net investment income	301,283,952

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(116,269,454)

Affiliated investment securities	(8,220,056)

Foreign currencies	2,560,294

Forward foreign currency contracts	(17,868,486)

(139,797,702)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	87,315,952

Affiliated investment securities	24,433,436

Foreign currencies	266,030

Forward foreign currency contracts	(1,575,445)

110,439,973

Net realized and unrealized gain (loss)	(29,357,729)

Net increase in net assets resulting from operations	$271,926,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Senior Floating Rate Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$301,283,952	$192,029,545

Net realized gain (loss)	(139,797,702)	(11,120,621)

Change in net unrealized appreciation (depreciation)	110,439,973	(174,503,134)

Net increase in net assets resulting from operations	271,926,223	6,405,790

Distributions to shareholders from distributable earnings:
Class A	(151,908,076)	(80,741,633)

Class C	(20,837,505)	(13,510,386)

Class R	(5,142,756)	(2,706,058)

Class Y	(130,241,833)	(76,112,499)

Class R5	(1,525)	(619)

Class R6	(19,317,154)	(10,713,187)

Total distributions from distributable earnings	(327,448,849)	(183,784,382)

Return of capital:
Class A	(5,790,853)	–

Class C	(794,342)	–

Class R	(196,046)	–

Class Y	(4,964,919)	–

Class R5	(58)	–

Class R6	(736,385)	–

Total return of capital	(12,482,603)	–

Total distributions	(339,931,452)	(183,784,382)

Share transactions-net:
Class A	(51,670,541)	49,014,679

Class C	(62,319,648)	(116,082,537)

Class R	(1,057,435)	(1,790,388)

Class Y	(242,916,944)	201,656,747

Class R5	8,335	–

Class R6	(42,684,802)	59,681,079

Net increase (decrease) in net assets resulting from share transactions	(400,641,035)	192,479,580

Net increase (decrease) in net assets	(468,646,264)	15,100,988

Net assets:
Beginning of year	3,659,051,809	3,643,950,821

End of year	$3,190,405,545	$3,659,051,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Senior Floating Rate Fund

Statement of Cash Flows

For the year ended August 31, 2023

Cash provided by operating activities:

Net increase in net assets resulting from operations	$271,926,223

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(1,133,385,948)

Proceeds from sales of investments	1,567,466,049

Proceeds from sales of short-term investments, net	984,901

Amortization of premium on investment securities	6,828,339

Accretion of discount on investment securities	(30,720,334)

Net realized loss from investment securities	124,489,510

Net change in unrealized appreciation on investment securities	(111,749,388)

Net change in unrealized depreciation of forward foreign currency contracts	1,575,445

Change in operating assets and liabilities:

Increase in receivables and other assets	(11,509,946)

Decrease in accrued expenses and other payables	(428,661)

Net cash provided by operating activities	685,476,190

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(94,125,283)

Return of capital	(12,482,603)

Proceeds from shares of beneficial interest sold	809,648,871

Disbursements from shares of beneficial interest reacquired	(1,445,323,975)

Net cash provided by (used in) financing activities	(742,282,990)

Net decrease in cash and cash equivalents	(56,806,800)

Cash and cash equivalents at beginning of period	197,749,558

Cash and cash equivalents at end of period	$140,942,758

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$231,302,680

Supplemental disclosure of cash flow information:

Cash paid during the period for interest, facilities and maintenance fees	$1,575,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Senior Floating Rate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 08/31/23	$6.79	$0.60	$(0.05)	$0.55	$(0.65)	$(0.02)	$(0.67)	$6.67	8.72%	$1,558,451	1.06%		1.09%		1.01%		9.04%		31%
Year ended 08/31/22	7.10	0.35	(0.32)	0.03	(0.34)	–	(0.34)	6.79	0.40	1,639,394	1.04		1.04		1.00		5.05		68
Year ended 08/31/21	6.61	0.31	0.49	0.80	(0.31)	–	(0.31)	7.10	12.35	1,666,116	1.07		1.10		1.00		4.56		86
Year ended 08/31/20	7.63	0.32	(1.02)	(0.70)	(0.32)	–	(0.32)	6.61	(9.23)	1,586,129	1.13		1.16		1.02		4.59		53
One month ended 08/31/19	7.77	0.03	(0.14)	(0.11)	(0.03)	–	(0.03)	7.63	(1.37)	2,962,352	1.11	(e)	1.12	(e)	1.01	(e)	5.25	(e)	1
Year ended 07/31/19	8.13	0.41	(0.37)	0.04	(0.40)	–	(0.40)	7.77	0.58	3,104,336	1.10		1.10		1.00		5.12		25
Class C
Year ended 08/31/23	6.79	0.55	(0.05)	0.50	(0.60)	(0.02)	(0.62)	6.67	7.91	200,489	1.81		1.84		1.76		8.29		31
Year ended 08/31/22	7.11	0.30	(0.33)	(0.03)	(0.29)	–	(0.29)	6.79	(0.49)	268,127	1.79		1.79		1.75		4.30		68
Year ended 08/31/21	6.62	0.26	0.49	0.75	(0.26)	–	(0.26)	7.11	11.50	398,409	1.82		1.85		1.75		3.81		86
Year ended 08/31/20	7.64	0.27	(1.02)	(0.75)	(0.27)	–	(0.27)	6.62	(9.90)	733,122	1.88		1.91		1.77		3.84		53
One month ended 08/31/19	7.78	0.03	(0.14)	(0.11)	(0.03)	–	(0.03)	7.64	(1.43)	1,640,440	1.86	(e)	1.87	(e)	1.76	(e)	4.50	(e)	1
Year ended 07/31/19	8.14	0.35	(0.36)	(0.01)	(0.35)	–	(0.35)	7.78	(0.17)	1,734,118	1.85		1.85		1.75		4.37		25
Class R
Year ended 08/31/23	6.79	0.58	(0.05)	0.53	(0.64)	(0.02)	(0.66)	6.66	8.29	53,578	1.31		1.34		1.26		8.79		31
Year ended 08/31/22	7.10	0.34	(0.33)	0.01	(0.32)	–	(0.32)	6.79	0.14	55,615	1.29		1.29		1.25		4.80		68
Year ended 08/31/21	6.61	0.30	0.48	0.78	(0.29)	–	(0.29)	7.10	12.07	60,060	1.32		1.35		1.25		4.31		86
Year ended 08/31/20	7.62	0.31	(1.01)	(0.70)	(0.31)	–	(0.31)	6.61	(9.34)	59,212	1.38		1.41		1.27		4.34		53
One month ended 08/31/19	7.76	0.03	(0.14)	(0.11)	(0.03)	–	(0.03)	7.62	(1.39)	87,586	1.36	(e)	1.37	(e)	1.26	(e)	5.00	(e)	1
Year ended 07/31/19	8.13	0.39	(0.38)	0.01	(0.38)	–	(0.38)	7.76	0.20	91,419	1.35		1.35		1.25		4.87		25
Class Y
Year ended 08/31/23	6.78	0.61	(0.04)	0.57	(0.66)	(0.03)	(0.69)	6.66	8.99	1,178,319	0.81		0.84		0.76		9.29		31
Year ended 08/31/22	7.09	0.37	(0.33)	0.04	(0.35)	–	(0.35)	6.78	0.63	1,450,652	0.79		0.79		0.75		5.30		68
Year ended 08/31/21	6.60	0.33	0.49	0.82	(0.33)	–	(0.33)	7.09	12.65	1,323,124	0.82		0.85		0.75		4.81		86
Year ended 08/31/20	7.61	0.35	(1.02)	(0.67)	(0.34)	–	(0.34)	6.60	(8.90)	1,571,552	0.88		0.91		0.77		4.84		53
One month ended 08/31/19	7.75	0.04	(0.14)	(0.10)	(0.04)	–	(0.04)	7.61	(1.35)	4,734,607	0.86	(e)	0.87	(e)	0.76	(e)	5.50	(e)	1
Year ended 07/31/19	8.11	0.43	(0.37)	0.06	(0.42)	–	(0.42)	7.75	0.82	5,266,308	0.85		0.85		0.75		5.37		25
Class R5
Year ended 08/31/23	6.80	0.62	(0.06)	0.56	(0.66)	(0.03)	(0.69)	6.67	8.89	20	0.76		0.76		0.71		9.34		31
Year ended 08/31/22	7.11	0.38	(0.33)	0.05	(0.36)	–	(0.36)	6.80	0.74	12	0.70		0.70		0.66		5.39		68
Year ended 08/31/21	6.62	0.34	0.48	0.82	(0.33)	–	(0.33)	7.11	12.65	12	0.73		0.74		0.66		4.90		86
Year ended 08/31/20	7.63	0.34	(1.00)	(0.66)	(0.35)	–	(0.35)	6.62	(8.80)	8	0.80		0.80		0.69		4.92		53
One month ended 08/31/19	7.77	0.04	(0.14)	(0.10)	(0.04)	–	(0.04)	7.63	(1.34)	10	0.80	(e)	0.82	(e)	0.71	(e)	5.55	(e)	1
Period ended 07/31/19(f)	7.87	0.08	(0.10)	(0.02)	(0.08)	–	(0.08)	7.77	(0.28)	10	0.77	(e)	0.77	(e)	0.67	(e)	5.45	(e)	25
Class R6
Year ended 08/31/23	6.77	0.62	(0.04)	0.58	(0.66)	(0.03)	(0.69)	6.66	9.22	199,550	0.74		0.74		0.69		9.36		31
Year ended 08/31/22	7.08	0.37	(0.32)	0.05	(0.36)	–	(0.36)	6.77	0.72	245,252	0.70		0.70		0.66		5.39		68
Year ended 08/31/21	6.60	0.34	0.47	0.81	(0.33)	–	(0.33)	7.08	12.60	196,230	0.69		0.74		0.62		4.94		86
Year ended 08/31/20	7.61	0.36	(1.02)	(0.66)	(0.35)	–	(0.35)	6.60	(8.80)	194,825	0.77		0.79		0.66		4.95		53
One month ended 08/31/19	7.75	0.04	(0.14)	(0.10)	(0.04)	–	(0.04)	7.61	(1.34)	997,162	0.75	(e)	0.76	(e)	0.65	(e)	5.61	(e)	1
Year ended 07/31/19	8.11	0.43	(0.36)	0.07	(0.43)	–	(0.43)	7.75	0.93	1,056,032	0.74		0.74		0.64		5.48		25

(a)	Calculated using average shares outstanding.
(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 1.12% and 1.10% for the one month ended August 31, 2019 and the year ended July 31, 2019, respectively.

(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended ended August 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $42,745,724 in connection with the acquisition of Invesco Senior Floating Rate Plus Fund into the Fund.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Senior Floating Rate Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Senior Floating Rate Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

 The Fund’s investment objective is to seek income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

 The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

 The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

31	Invesco Senior Floating Rate Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases

32	Invesco Senior Floating Rate Fund

and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.

LIBOR Transition Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

Q.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

33	Invesco Senior Floating Rate Fund

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $4.2 billion	0.600%
Next $5 billion	0.580%
Next $10 billion	0.560%
Over $20 billion	0.550%

*	The advisory fee payable by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with Invesco.

 For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.61%.

 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

 Effective January 1, 2023, the Adviser has contractually agreed, through at least December 31, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.02%, 1.77%, 1.27%, 0.77%, 0.77% and 0.77%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to January 1, 2023, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.00%, 1.75%, 1.25%, 0.75%, 0.75% and 0.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on December 31, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

 Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

 For the year ended August 31, 2023, the Adviser waived advisory fees of $93,183 and reimbursed class level expenses of $410,519, $66,756, $15,086, $372,987, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

 The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the funds’s custodian.

 The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

 The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

 Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $66,730 in front-end sales commissions from the sale of Class A shares and $73,252 and $25,123 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

 Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily

34	Invesco Senior Floating Rate Fund

available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

 The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$2,357,202,361	$195,453,168	$2,552,655,529

Common Stocks & Other Equity Interests	6,792,456	42,432,448	174,610,960	223,835,864

Non-U.S. Dollar Denominated Bonds & Notes	–	131,543,643	416,703	131,960,346

U.S. Dollar Denominated Bonds & Notes	–	91,937,069	–	91,937,069

Preferred Stocks	–	54,572,983	2,839,826	57,412,809

Asset-Backed Securities	–	17,722,324	–	17,722,324

Municipal Obligations	–	14,470,224	–	14,470,224

Money Market Funds	105,539,202	–	–	105,539,202

Total Investments in Securities	112,331,658	2,709,881,052	373,320,657	3,195,533,367

Other Investments - Assets*

Forward Foreign Currency Contracts	–	8,628,643	–	8,628,643

Other Investments - Liabilities*

Forward Foreign Currency Contracts	–	(1,090,695)	–	(1,090,695)

Total Other Investments	–	7,537,948	–	7,537,948

Total Investments	$112,331,658	$2,717,419,000	$373,320,657	$3,203,071,315

*	Unrealized appreciation (depreciation).

 A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

 The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended August 31, 2023:

	Value 08/31/22	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3*	Transfers out of Level 3*	Value 08/31/23

Variable Rate Senior Loan Interests	$290,176,775	$93,659,765	$(101,859,390)	$2,016,950	$3,222,523	$4,636,566	$50,333,142	$(146,733,163)	$195,453,168

Common Stocks & Other Equity Interests	48,978,198	35,916,645	(4,838,753)	37,682	(7,807,568)	34,732,102	83,993,367	(16,400,713)	174,610,960

Preferred Stocks	3,607,185	–	–	–	–	(767,359)	–	–	2,839,826

Non-U.S. Dollar Denominated Bonds & Notes	–	431,194	–	7,418	–	(21,909)	–	–	416,703

Total	$342,762,158	$130,007,604	$(106,698,143)	$2,062,050	$(4,585,045)	$38,579,400	$134,326,509	$(163,133,876)	$373,320,657

*Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.

 Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

 The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 08/31/23	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used

QuarterNorth Energy Holding, Inc.	$113,489,182	Valuation Service	N/A	N/A	N/A	(a)

My Alarm Center LLC, Class A	39,252,693	Valuation Service	N/A	N/A	N/A	(a)

(a)

Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The valuation is based on an enterprise value approach that utilizes a multiple of the last twelve months’ earnings before interest, taxes, depreciation and amortization of comparable public companies. The Adviser reviews the valuation reports provided by the valuation service on an on-going basis and monitors such investments for additional information or the occurrence of a market event which would warrant a re-evaluation of the security’s fair valuation.

35	Invesco Senior Floating Rate Fund

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

 For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$8,628,643

Derivatives not subject to master netting agreements	-

Total Derivative Assets subject to master netting agreements	$8,628,643

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(1,090,695)

Derivatives not subject to master netting agreements	-

Total Derivative Liabilities subject to master netting agreements	$(1,090,695)

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2023.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Barclays Bank PLC	$ 263,121	$ (234,084)	$29,037	$–	$–	$29,037

BNP Paribas S.A.	2,571,451	(74,611)	2,496,840	–	–	2,496,840

Citibank N.A.	295,246	(273,333)	21,913	–	–	21,913

Morgan Stanley and Co. International PLC	2,914,473	(142,562)	2,771,911	–	–	2,771,911

Royal Bank of Canada	541,771	(316,705)	225,066	–	–	225,066

State Street Bank & Trust Co.	2,036,174	-	2,036,174	–	–	2,036,174

UBS AG	6,407	(49,400)	(42,993)	–	–	(42,993)

Total	$8,628,643	$(1,090,695)	$7,537,948	$–	$–	$7,537,948

Effect of Derivative Investments for the year ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk

Realized Gain (Loss):
Forward foreign currency contracts	$(17,868,486)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,575,445)

Total	$(19,443,931)

 The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts

Average notional value	$1,099,483,769

36	Invesco Senior Floating Rate Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $40,804.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

Effective February 17, 2023, the Fund has entered into a credit agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $1.07 billion, collectively by certain Invesco Funds, and which will expire on February 16, 2024. Prior to February 17, 2023, the credit agreement permitted borrowings up to $1.1 billion. The credit agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the credit agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the credit agreement. During the year ended August 31, 2023, the Fund did not borrow under this agreement.

 Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Unfunded Loan Commitments

As of August 31, 2023, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

Areas (Telfer Inv/Financiere Pax)	Revolver Loan	$ 1,581,302	$ (127,405)

Dun & Bradstreet Corp. (The)	Revolver Loan	11,060,131	646,889

Groundworks LLC	Delayed Draw Term Loan	578,064	(6,293)

Groundworks LLC	Revolver Loan	257,852	868

Kantar (Summer BC Bidco)	Revolver Loan	5,791,583	(138,822)

McDermott International Ltd.	LOC	15,187,692	(3,872,862)

Parques Reunidos (Piolin Bidco s.a.u)	Revolver Loan	1,042,154	574,911

Royal Caribbean Cruises Ltd.	Revolver Loan	15,285,754	(92,543)

Tank Holding Corp.	Revolver Loan	971,557	(427,675)

Vertellus	Revolver Loan	568,089	(9,939)

		$52,324,178	$(3,452,871)

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$327,448,849	$183,784,382

Return of capital	12,482,603	–

Total distributions	$339,931,452	$183,784,382

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Net unrealized appreciation (depreciation) – investments	$(142,020,526)

Net unrealized appreciation (depreciation) – foreign currencies	(242,254)

Temporary book/tax differences	(304,451)

Capital loss carryforward	(2,562,308,682)

Shares of beneficial interest	5,895,281,458

Total net assets	$3,190,405,545

37	Invesco Senior Floating Rate Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, derivative instruments and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$189,324,999	$2,372,983,683	$2,562,308,682

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $999,724,207 and $1,470,357,647, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 203,942,139

Aggregate unrealized (depreciation) of investments	(345,962,665)

Net unrealized appreciation (depreciation) of investments	$(142,020,526)

Cost of investments for tax purposes is $3,345,091,841.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, return of capital distributions and partnerships, on August 31, 2023, undistributed net investment income was decreased by $41,813,193, undistributed net realized gain (loss) was increased by $47,717,267 and shares of beneficial interest was decreased by $5,904,074. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended August 31, 2023, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value

Bank of America, N.A.	$17,141,989	$16,775,634

Barclays Bank PLC	15,187,691	11,314,830

Citibank, N.A.	15,663,104	15,193,211

Credit Agricole CIB	1,582,065	1,344,755

JPMorgan Europe Ltd.	2,825,635	1,496,985

NOTE 13–Dividends

The Fund declared the following monthly dividends from net investment income subsequent to August 31, 2023.

		Amount Per Share
Share Class	Record Date	Payable September 29, 2023

Class A	Daily	$0.0537

Class C	Daily	$0.0496

Class R	Daily	$0.0523

Class Y	Daily	$0.0550

Class R5	Daily	$0.0552

Class R6	Daily	$0.0554

38	Invesco Senior Floating Rate Fund

NOTE 14–Share Information

	Summary of Share Activity

	Year ended August 31, 2023(a)		Year ended August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	27,920,339	$185,092,497	47,641,433	$334,278,812

Class C	4,680,280	31,030,712	8,088,635	56,812,169

Class R	952,149	6,279,368	1,427,305	9,999,546

Class Y	64,350,516	425,812,240	152,010,600	1,065,154,555

Class R5	1,256	8,335	-	-

Class R6	24,908,484	163,305,758	47,951,917	333,995,515

Issued as reinvestment of dividends:
Class A	17,202,634	113,352,430	8,291,919	57,698,731

Class C	2,467,632	16,269,590	1,430,472	9,981,569

Class R	783,138	5,156,425	375,423	2,612,061

Class Y	12,876,307	84,671,387	7,087,693	49,232,229

Class R6	1,801,876	11,852,848	742,943	5,140,709

Automatic conversion of Class C shares to Class A shares:
Class A	7,041,482	46,519,301	15,437,423	108,140,623

Class C	(7,036,400)	(46,519,301)	(15,424,045)	(108,140,623)

Reacquired:
Class A	(59,950,481)	(396,634,769)	(64,565,601)	(451,103,487)

Class C	(9,533,796)	(63,100,649)	(10,698,524)	(74,735,652)

Class R	(1,893,042)	(12,493,228)	(2,070,887)	(14,401,995)

Class Y	(114,314,162)	(753,400,571)	(131,743,792)	(912,730,037)

Class R6	(32,934,273)	(217,843,408)	(40,196,462)	(279,455,145)

Net increase (decrease) in share activity	(60,676,061)	$(400,641,035)	25,786,452	$192,479,580

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

39	Invesco Senior Floating Rate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Senior Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statements of operations and cash flows for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, transfer agent, portfolio company investees, brokers and agent banks; when replies were not received from portfolio company investees, brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

October 26, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

40	Invesco Senior Floating Rate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,051.60	$5.58	$1,019.76	$5.50	1.08%
Class C	1,000.00	1,046.10	9.44	1,015.98	9.30	1.83
Class R	1,000.00	1,048.70	6.87	1,018.50	6.77	1.33
Class Y	1,000.00	1,051.30	4.29	1,021.02	4.23	0.83
Class R5	1,000.00	1,051.60	4.09	1,021.22	4.02	0.79
Class R6	1,000.00	1,051.70	3.88	1,021.42	3.82	0.75

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

41	Invesco Senior Floating Rate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Senior Floating Rate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Senior Secured Management, Inc. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the J.P Morgan Leveraged Loan Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the third quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below

42	Invesco Senior Floating Rate Fund

the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund underwent a change in portfolio management in 2020, and that performance results prior to such date were those of the prior portfolio management team. The Board considered that relative performance had improved over more recent periods. The Board also considered that concentrated positions, specifically equity positions, in certain sectors had negatively impacted the Fund’s longer-term performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to the fees comprising the Fund’s total expense ratio relative to those of peers. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that

Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the

43	Invesco Senior Floating Rate Fund

compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

44	Invesco Senior Floating Rate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	8.88%
Corporate Dividends Received Deduction*	8.88%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	91.12%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

45	Invesco Senior Floating Rate Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Senior Floating Rate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Senior Floating Rate Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-SFLR-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Short Duration High Yield Municipal Fund

Nasdaq:

A: ISHAX ∎ C: ISHCX ∎ Y: ISHYX ∎ R5: ISHFX ∎ R6: ISHSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

29	Financial Statements

32	Financial Highlights

33	Notes to Financial Statements

40	Report of Independent Registered Public Accounting Firm

41	Fund Expenses

42	Approval of Investment Advisory and Sub-Advisory Contracts

44	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended August 31, 2023, Class A shares of Invesco Short Duration High Yield Municipal Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Short Duration High Yield Municipal Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.54%
Class C Shares	-1.19
Class Y Shares	-0.18
Class R5 Shares	0.25
Class R6 Shares	-0.11
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	0.97
Custom Invesco Short Duration High Yield Municipal Index∎ (Style-Specific Index)	1.24
Lipper High Yield Municipal Debt Funds Index◆ (Peer Group Index)	-0.57

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

During the fiscal year, investment grade municipal bonds returned 1.71%, high yield municipal bonds returned 0.52% and taxable municipal bonds returned -0.12%.1

 The municipal market set near record lows in 2022, marking the second worst calendar year return, preceded by 1981, making it one of the most challenging years in history.1 After the US Federal Reserve’s (the Fed’s) December meeting, the AAA† municipal yield curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. An inversion on the short end continued through the rest of the fiscal year.

 Debt ceiling concerns dominated most of the second quarter of 2023. The US government might have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been made in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the “Fiscal Responsibility Act,” an agreement which suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

 In its efforts to rein in inflation without harming employment or the overall economy, the Fed continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate seven times over the fiscal year bringing the target rate to 5.50%, as of the end of August.2 The Federal Open Market Committee explained its commitment to returning inflation to its 2% objective while continuing to assess a wide range of information, including labor market conditions, inflation pressures and expectations and financial and international developments.2

 New issuance for the fiscal year totaled $338 billion, down 23% from the previous year’s $441 billion.1 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates.

 Record-breaking inflows reported in 2021 were followed by record breaking outflows totaling $122 billion in 2022. This trend has continued into 2023 and outflows from municipal funds have totaled $7.6 billion for the calendar year.3

 During the Fund’s prior fiscal year, Puerto Rico made significant progress towards its long-winded bankruptcy process as the commonwealth restructured $22 billion of general obligation debt in March 2022. As a result, the Commonwealth’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 17% as the newly restructured bonds reentered the index.1 During this fiscal year, the main focus turned to the Puerto Rico Electric and Power Authority (PREPA). As of August 31, 2023, bankruptcy negotiations and U.S. District Court proceedings were ongoing.

 Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes. During the second quarter of 2023, S&P’s rating activity was quite positive with 465 ratings upgraded versus 76 downgraded, translating to more than six upgrades for every downgrade.4 This marks the ninth consecutive quarter of overall credit quality improvement. This positive dynamic likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds, including tax-exempt income, low correlations to other asset classes and low default rates, will again drive demand once the current market volatility and economic uncertainty has subsided. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

 During the fiscal year, an overweight allocation to tobacco MSA (Master Settlement Agreement) bonds contributed to relative return. An overweight allocation and security selection in A-rated bonds and below also added to relative performance. On a regional level, overweight exposure and security selection to credits domiciled in Illinois contributed to relative performance.

 An overweight allocation to the public power sector detracted from relative performance over the fiscal year. Security selection in AAA and AA-rated† bonds also detracted from relative performance. On a regional level, security selection to credits domiciled in Puerto Rico detracted from results.

 During the fiscal year, the Fund continued to strategically employ leverage. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leverage may provide opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco Short Duration High Yield Municipal Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: US Federal Reserve

3	Source: Lipper Inc.

2	Invesco Short Duration High Yield Municipal Fund

4	Source: Standard & Poor’s

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select ’Understanding Credit Ratings’ under ’About Ratings’ on the homepage. For more information on Moody’s rating methodology, please visit www.ratings.moodys.com and select ’Rating Methodologies’ on the homepage.

Portfolio manager(s):

John Connelly

Tim O’Reilly

Mark Paris

John Schorle

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Duration High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 9/30/15

1 Source: RIMES Technologies Corp.

2 Source(s): Invesco, RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Duration High Yield Municipal Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges
Class A Shares
Inception (9/30/15)	1.92%
5 Years	0.27
1 Year	-3.07
Class C Shares
Inception (9/30/15)	1.49%
5 Years	0.04
1 Year	-2.15
Class Y Shares
Inception (9/30/15)	2.51%
5 Years	1.03
1 Year	-0.18
Class R5 Shares
Inception (9/30/15)	2.60%
5 Years	1.17
1 Year	0.25
Class R6 Shares
Inception	2.50%
5 Years	1.10
1 Year	-0.11

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Short Duration High Yield Municipal Fund

Supplemental Information

Invesco Short Duration High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

∎ Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.

∎ Unless otherwise noted, all data is provided by Invesco.

∎ To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment-grade.
∎

The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index. The S&P Municipal Bond Short Index is considered representative of US municipal bonds with maturities between six months and four years.

∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Duration High Yield Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	88.68%

General Obligation Bonds	10.14

Pre-Refunded Bonds	1.18

Top Five Debt Holdings

		% of total net assets

1.	District of Columbia Tobacco Settlement Financing Corp., Series 2001, RB	1.89%

2.	California (State of) Community Choice Financing Authority (Green Bonds), Series 2022 A-1, RB	1.61

3.	Chicago (City of), IL Board of Education, Series 2012 A, GO Bonds	1.13

4.	Children’s Trust Fund, Series 2002, RB	0.94

5.	Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.), Series 2002, RB	0.92

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2023.

7	Invesco Short Duration High Yield Municipal Fund

Schedule of Investments

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations-99.83%
Alabama-2.44%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$600	$590,583

Black Belt Energy Gas District (The);
Series 2022 C-1, RB(a)	5.25%	06/01/2029	5,750	5,964,209

Series 2022 F, RB	5.25%	12/01/2027	1,500	1,560,143

Series 2022 F, RB(a)	5.50%	12/01/2028	2,500	2,605,526

Fairfield (City of), AL; Series 2012, GO Wts. (Acquired 04/30/2012; Cost $3,622,756)(b)(c)	6.00%	06/01/2031	3,585	2,868,000

Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village);
Series 2007, RB (Acquired 12/29/2015; Cost $90,000)(b)(c)	5.50%	01/01/2028	90	54,000

Series 2014, RB (Acquired 09/28/2019; Cost $2,410,793)(c)	3.50%	07/01/2026	5,022	3,013,491

Mobile (City of), AL Improvement District (McGowin Park);
Series 2016 A, RB	5.00%	08/01/2025	605	598,600

Series 2016 A, RB	5.25%	08/01/2030	200	190,581

Southeast Energy Authority A Cooperative District (No. 2); Series 2021 B, RB(a)	4.00%	12/01/2031	5,390	5,139,537

Southeast Energy Authority A Cooperative District (No. 3); Series 2022 A-1, RB(a)	5.50%	12/01/2029	5,000	5,244,954

Talladega (County of), AL; Series 2002 D, Tax Anticipation Wts. (INS - NATL)(d)	5.25%	01/01/2029	25	25,029

Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(e)	5.25%	05/01/2044	4,000	3,633,924

				31,488,577

American Samoa-0.08%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.25%	09/01/2029	1,000	1,034,382

Arizona-4.13%
Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2017 A, Ref. RB (CEP - Ohio School District)	5.00%	07/01/2030	495	510,930

Series 2017 A, Ref. RB (CEP - Ohio School District)	5.00%	07/01/2031	515	531,123

Series 2017 A, Ref. RB (CEP - Ohio School District)	5.00%	07/01/2032	545	561,215

Series 2017 A, Ref. RB (CEP - Ohio School District)	5.00%	07/01/2033	575	591,309

Arizona (State of) Industrial Development Authority (ACCEL Schools); Series 2018 A, RB(e)	5.00%	08/01/2033	1,955	1,866,636

Arizona (State of) Industrial Development Authority (American Charter Schools Foundation);
Series 2017, Ref. RB(e)	6.00%	07/01/2037	3,295	3,358,745

Series 2017, Ref. RB(e)	6.00%	07/01/2047	1,385	1,393,769

Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB(e)	5.00%	07/01/2026	310	310,470

Arizona (State of) Industrial Development Authority (Doral Academy of Nevada - Fire Mesa & Red Rock Campus); Series 2019, RB	3.55%	07/15/2029	570	534,944

Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado);
Series 2019, RB(e)	4.50%	07/01/2029	765	743,578

Series 2019, RB(e)	5.00%	07/01/2039	4,520	4,241,980

Arizona (State of) Industrial Development Authority (Linder Village); Series 2020, RB(e)	5.00%	06/01/2031	2,365	2,349,072

Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project); Series 2018 A, RB(e)	4.75%	12/15/2028	1,440	1,429,959

Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(e)	5.00%	07/15/2028	750	751,934

Arizona (State of) Industrial Development Authority (Somerset Academy of Las Vegas - Lone Mountain Campus); Series 2019 A, IDR(e)	5.00%	12/15/2039	400	376,178

Chandler (City of), AZ Industrial Development Authority (Intel Corp.); Series 2022, RB(a)(f)	5.00%	09/01/2027	2,000	2,058,977

Glendale (City of), AZ Industrial Development Authority (Terraces of Phoenix); Series 2018 A, Ref. RB	5.00%	07/01/2038	320	276,108

Greater Arizona Development Authority; Series 2007 A, RB (INS - NATL)(d)	4.38%	08/01/2032	5	5,004

Maricopa (County of), AZ Industrial Development Authority (Benjamin Franklin Charter School); Series 2018, RB(e)	4.80%	07/01/2028	2,745	2,726,182

Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(e)	5.00%	07/01/2039	2,250	2,113,855

Maricopa (County of), AZ Industrial Development Authority (Valley Christian Schools);
Series 2023, RB(e)	5.25%	07/01/2033	725	717,840

Series 2023, RB(e)	6.00%	07/01/2043	1,885	1,867,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Arizona-(continued)
Phoenix (City of), AZ Industrial Development Authority (Basis Schools); Series 2016 A, Ref. RB(e)	5.00%	07/01/2035	$2,900	$2,884,453

Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools);
Series 2014 A, RB(e)	5.75%	07/01/2024	175	175,694

Series 2014 A, RB(e)	6.75%	07/01/2044	3,190	3,223,601

Series 2015, Ref. RB(e)	5.00%	07/01/2035	2,820	2,782,685

Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB(e)	4.60%	06/15/2025	650	643,411

Series 2015, Ref. RB(e)	5.38%	06/15/2035	3,370	3,393,247

Series 2019, Ref. RB(e)	5.00%	06/15/2034	620	617,909

Series 2022, Ref. RB(e)	4.00%	06/15/2031	545	511,878

Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools); Series 2013 Q, Ref. RB	5.38%	07/01/2031	4,505	4,366,319

Pima (County of), AZ Industrial Development Authority (Career Success Schools); Series 2020, Ref. RB(e)	4.75%	05/01/2030	1,725	1,671,315

Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(e)	5.00%	09/01/2026	180	178,036

Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(e)	4.13%	07/01/2026	765	740,315

Pima (County of), AZ Industrial Development Authority (Imagine East Mesa Charter Schools);
Series 2019, RB(e)	5.00%	07/01/2029	300	299,979

Series 2019, RB(e)	5.00%	07/01/2034	400	392,764

Series 2019, RB(e)	5.00%	07/01/2039	500	471,250

Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	4.13%	07/01/2029	150	139,904

Tempe (City of), AZ Industrial Development Authority (Friendship Village of Tempe);
Series 2021 A, Ref. RB	4.00%	12/01/2029	380	356,909

Series 2021 A, Ref. RB	4.00%	12/01/2030	495	459,514

Series 2021 A, Ref. RB	4.00%	12/01/2031	465	426,495

Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 A, RB(e)	6.13%	10/01/2052	300	180,301

				53,233,331

Arkansas-1.66%
Arkansas (State of) Development Finance Authority (Big River Steel); Series 2019, RB(e)(f)	4.50%	09/01/2049	7,000	6,503,521

Arkansas (State of) Development Finance Authority (Big River Steel) (Green Bonds); Series 2020, RB(e)(f)	4.75%	09/01/2049	7,370	7,113,948

Arkansas (State of) Development Finance Authority (Green Bonds); Series 2022, RB(f)	5.45%	09/01/2052	8,000	7,806,473

				21,423,942

California-8.49%
California (State of);
Series 1996, GO Bonds (INS - FGIC)(d)	5.38%	06/01/2026	1,415	1,421,342

Series 2020, GO Bonds	4.00%	03/01/2046	2,500	2,480,566

Series 2021, GO Bonds	3.00%	12/01/2046	2,000	1,590,739

Series 2023, GO Bonds	4.00%	10/01/2050	3,000	2,964,896

California (State of) Community Choice Financing Authority (Green Bonds);
Series 2022 A-1, RB(a)	4.00%	08/01/2028	21,065	20,787,134

Series 2023, RB(a)	5.00%	08/01/2029	2,500	2,575,803

California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	6.00%	06/01/2042	135	136,990

California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	1,225	1,225,127

California (State of) Housing Finance Agency (Social Certificates); Series 2023-1, RB	4.38%	09/20/2036	2,496	2,427,607

California (State of) Infrastructure & Economic Development Bank (Brightline West Passenger Rail); Series 2020, RB(a)(e)(f)	8.00%	08/15/2024	4,000	4,000,630

California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, RB(e)	5.00%	06/01/2038	3,345	3,161,156

California (State of) Municipal Finance Authority (Palomar Health);
Series 2022 A, Ref. COP (INS - AGM)(d)	5.25%	11/01/2035	1,200	1,354,229

Series 2022 A, Ref. COP (INS - AGM)(d)	5.25%	11/01/2036	1,250	1,395,980

California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, RB(f)	4.00%	07/15/2029	7,000	6,913,325

California (State of) Municipal Finance Authority (Waste Management, Inc.); Series 2022 A, RB(a)(f)	4.13%	10/01/2025	4,000	4,008,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California-(continued)
California (State of) Pollution Control Financing Authority;
Series 2012, RB(e)(f)	5.00%	07/01/2037	$2,000	$1,999,718

Series 2012, RB(e)(f)	5.00%	11/21/2045	4,230	4,129,885

California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2016, RB (Acquired 01/22/2016-09/25/2017; Cost $707,500)(b)(c)(e)(f)	7.00%	12/01/2027	710	71,000

California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB (Acquired 09/15/2017-02/12/2019; Cost $5,125,317)(b)(c)(e)(f)	7.50%	07/01/2032	4,950	247,500

Series 2020, RB (Acquired 10/06/2020; Cost $955,203)(b)(c)(e)(f)	7.50%	07/01/2032	1,000	130,000

California (State of) Public Finance Authority (California University of Science and Medicine); Series 2019 A, RB(e)	6.25%	07/01/2054	4,100	4,309,295

California (State of) Public Finance Authority (Excelsior Charter Schools); Series 2020 A, RB(e)	5.00%	06/15/2040	1,060	1,001,214

California (State of) Public Finance Authority (Trinity Classical Academy); Series 2019 B, RB(e)	5.00%	07/01/2026	175	168,441

California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, RB	5.25%	06/01/2032	930	930,339

California (State of) School Finance Authority (Partnership to Uplift Communities) (Social Bonds);
Series 2023, Ref. RB(e)	5.00%	08/01/2033	740	750,172

Series 2023, Ref. RB(e)	5.25%	08/01/2038	500	494,882

California (State of) School Finance Authority (TEACH Public Schools); Series 2019 A, RB(e)	5.00%	06/01/2039	740	709,578

California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	6,250	6,212,939

California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(e)	4.00%	06/01/2026	310	302,446

California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.25%	12/01/2034	500	504,439

Series 2014, RB	5.50%	12/01/2054	10,268	10,251,234

Series 2016 A, RB(e)	5.25%	12/01/2056	3,000	2,934,944

California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(e)	5.00%	07/01/2029	900	901,871

Fresno (City of), CA; Series 2023 A, Ref. RB (INS - BAM)(d)(f)	5.00%	07/01/2048	2,000	2,070,553

Golden State Tobacco Securitization Corp.; Series 2017 A-1, Ref. RB(a)(g)	5.00%	06/01/2027	145	156,078

North City (City of), CA West School Facilities Financing Authority; Series 2012 A, RB (INS - AGM)(d)	5.00%	09/01/2026	605	605,680

Palomar Health; Series 2016, Ref. RB	4.00%	11/01/2039	1,250	1,102,355

Pomona Unified School District; Series 2021 F, GO Bonds (INS - BAM)(d)	3.00%	08/01/2048	1,000	750,474

Sacramento (County of), CA (Juvenile Courthouse); Series 2003, COP (INS - AMBAC)(d)	5.00%	12/01/2034	5,405	5,413,381

Sacramento (County of), CA (Metro Air Park Community);
Series 2022, Ref. RB	5.00%	09/01/2029	2,000	2,081,455

Series 2022, Ref. RB	5.00%	09/01/2030	2,000	2,087,663

West Covina (City of), CA Public Financing Authority (Big League Dreams); Series 2006 A, RB	5.00%	06/01/2030	2,630	2,633,724

				109,395,292

Colorado-7.20%
3rd and Havana Metropolitan District; Series 2020 A, GO Bonds	4.50%	12/01/2030	2,490	2,285,430

Amber Creek Metropolitan District; Series 2017 A, Ref. GO Bonds	5.00%	12/01/2037	713	671,596

Arista Metropolitan District; Series 2018 A, Ref. GO Bonds	5.00%	12/01/2038	1,240	1,186,392

Baseline Metropolitan District No. 1; Seires 2018 A-2, RB	5.13%	12/01/2028	1,500	1,507,294

Seires 2018 A-2, RB	5.50%	12/01/2034	1,000	1,012,319

Brighton Crossing Metropolitan District No. 6;
Series 2020 A, GO Bonds	5.00%	12/01/2035	1,055	992,242

Series 2020 A, GO Bonds	5.00%	12/01/2040	1,030	919,178

Canyon Pines Metropolitan District; Series 2022 A, GO Bonds(h)	0.00%	12/01/2027	8,770	6,294,017

Canyons Metropolitan District No. 5; Series 2016, GO Bonds	7.00%	12/15/2057	1,500	1,017,674

Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2020 A, Ref. GO Bonds	4.00%	12/01/2029	1,115	1,041,025

Clear Creek Transit Metropolitan District No. 2; Series 2021 A, GO Bonds	5.00%	12/01/2041	1,100	993,426

Colliers Hill Metropolitan District No. 2; Series 2022 B-2, GO Bonds	7.63%	12/15/2042	2,000	1,810,467

Colorado (State of) Health Facilities Authority (Aberdeen Ridge);
Series 2021 A, RB	5.00%	05/15/2035	4,035	3,538,144

Series 2021 A, RB	5.00%	05/15/2044	1,170	898,192

Series 2021 B, RB	2.63%	05/15/2029	1,125	998,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Colorado-(continued)
Colorado (State of) Health Facilities Authority (CommonSpirit Health);
Series 2022, RB	5.00%	11/01/2027	$600	$628,307

Series 2022, RB	5.00%	11/01/2028	500	530,232

Series 2022, RB	5.00%	11/01/2029	900	962,275

Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community);
Series 2017 A, Ref. RB	5.00%	05/15/2025	525	525,552

Series 2017 A, Ref. RB	5.00%	05/15/2026	475	475,202

Colorado (State of) Health Facilities Authority (Ralston Creek at Arvada); Series 2017 B, RB	4.00%	11/01/2027	4,200	3,729,820

Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB(e)	5.00%	12/01/2025	105	96,333

Colorado (State of) Health Facilities Authority (Volunteers of America Care); Series 2007 A, RB	5.30%	07/01/2037	1,285	1,005,954

Colorado (State of) International Center Metropolitan District No. 14; Series 2018, GO Bonds	5.63%	12/01/2032	1,000	988,138

Colorado (State of) Science and Technology Park Metropolitan District No. 1; Series 2018, Ref. RB	5.00%	12/01/2033	1,000	981,421

Copperleaf Metropolitan District No. 6; Series 2022 B, GO Bonds	6.00%	12/15/2041	1,225	1,163,841

Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(f)	5.00%	10/01/2032	1,000	994,203

Denver (City & County of), CO Health & Hospital Authority (550 Acoma, Inc.);
Series 2018, COP	5.00%	12/01/2028	310	325,710

Series 2018, COP	5.00%	12/01/2029	500	521,966

Series 2018, COP	5.00%	12/01/2030	350	365,633

Series 2018, COP	5.00%	12/01/2031	375	391,331

Series 2018, COP	5.00%	12/01/2032	455	473,373

Denver Gateway Center Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2038	1,369	1,298,502

Dominion Water & Sanitation District;
Series 2022, Ref. RB	5.00%	12/01/2027	2,185	2,165,120

Series 2022, Ref. RB	5.25%	12/01/2032	3,415	3,372,941

Elbert & Highway 86 Commercial Metropolitan District; Series 2021 A, Ref. GO Bonds(e)	5.00%	12/01/2041	1,700	1,515,744

Frisco (Town of), CO (Marina Enterprise); Series 2019, RB	5.00%	12/01/2036	600	599,984

Granby Ranch Metropolitan District; Series 2018, Ref. GO Bonds(e)	4.88%	12/01/2028	675	657,178

Independence Water & Sanitation District; Series 2019, RB	7.25%	12/01/2038	1,254	1,242,696

Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 B, Ref. RB	5.75%	12/15/2050	5,499	5,234,593

Kinston Metropolitan District No. 5; Series 2020 A, GO Bonds	4.63%	12/01/2035	1,000	857,715

Mirabelle Metropolitan District No. 2; Series 2020 A, GO Bonds	5.00%	12/01/2039	700	663,751

Morgan Hill Metropolitan District No. 3;
Series 2021 A, GO Bonds	3.00%	12/01/2031	980	793,544

Series 2021 A, GO Bonds	3.50%	12/01/2041	2,940	2,183,061

Mulberry Metropolitan District No. 2; Series 2022, RB	7.00%	12/01/2034	6,000	6,074,458

Neu Town Metropolitan District; Series 2018 A, Ref. GO Bonds	5.13%	12/01/2031	1,445	1,412,794

Nexus North at DIA Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2041	520	469,619

Nine Mile Metropolitan District; Series 2020, RB	4.63%	12/01/2030	2,265	2,134,861

Painted Prairie Metropolitain District No. 2; Series 2018, GO Bonds	5.25%	12/01/2048	2,250	2,026,401

Peak Metropolitan District No. 1; Series 2021 A, GO Bonds(e)	4.00%	12/01/2035	540	456,462

Plaza Metropolitan District No. 1; Series 2013, Ref. RB(e)	5.00%	12/01/2040	1,465	1,377,589

Prairie Center Metropolitan District No. 7; Series 2021, GO Bonds	6.38%	06/15/2046	1,330	1,197,377

Rampart Range Metropolitan District No. 5; Series 2021, RB	4.00%	12/01/2036	1,250	1,038,858

Riverwalk Metropolitan District No. 2; Series 2022 A, RB	4.50%	12/01/2032	4,000	3,590,774

Rocky Mountain Rail Park Metropolitan District;
Series 2021 A, GO Bonds(e)	5.00%	12/01/2031	3,445	2,952,371

Series 2021 A, GO Bonds(e)	5.00%	12/01/2041	2,000	1,343,234

St. Vrain Lakes Metropolitan District No. 2; Series 2017 A, GO Bonds	5.00%	12/01/2037	1,500	1,452,330

Transport Metropolitan District No. 3; Series 2021 A-1, GO Bonds	5.00%	12/01/2041	2,700	2,389,162

Vauxmont Metropolitan District; Series 2019, Ref. GO Bonds (INS - AGM)(d)	3.25%	12/15/2050	822	677,057

Verve Metropolitan District No. 1; Series 2023, GO Bonds	5.75%	12/01/2033	2,895	2,732,088

Villages at Castle Rock Metropolitan District No. 6; Series 2021 B, Ref. GO Bonds(e)	5.70%	12/01/2051	166	146,269

Westerly Metropolitan District No. 4;
Series 2021 A, GO Bonds	4.13%	12/01/2031	615	546,007

Series 2021 A, GO Bonds	5.00%	12/01/2040	1,000	906,367

				92,834,191

Delaware-0.15%
Millsboro (Town of), DE (Plantation Lakes Special Development District); Series 2018, Ref. RB(e)	5.00%	07/01/2028	1,938	1,942,919

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

District of Columbia-2.17%
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	4.13%	07/01/2027	$950	$911,774

Series 2017 A, RB	5.00%	07/01/2032	1,500	1,448,012

District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2035	1,285	1,251,227

District of Columbia Tobacco Settlement Financing Corp.; Series 2001, RB	6.75%	05/15/2040	23,725	24,348,980

				27,959,993

Florida-4.97%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB (Acquired 12/04/2020; Cost $185,284)(c)	5.63%	11/15/2029	185	155,990

Series 2014, RB (Acquired 06/04/2020; Cost $861,250)(c)	6.00%	11/15/2029	1,000	848,020

Series 2014, RB (Acquired 01/17/2020; Cost $1,409,319)(c)	6.00%	11/15/2034	1,500	1,145,893

Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs);
Series 2022 A, Ref. RB(e)	5.00%	11/15/2061	965	649,614

Series 2022 B, RB(e)	6.50%	11/15/2033	100	87,091

Boggy Creek Improvement District; Series 2023, Ref. RB	4.50%	05/01/2033	1,100	1,089,820

Broward (County of), FL; Series 2015 A, RB(f)	5.00%	10/01/2045	10,000	10,008,270

Broward (County of), FL Housing Finance Authority (Golden Villas); Series 2008 B, RB(a)(f)	6.75%	04/01/2025	35	35,078

Capital Trust Agency, Inc. (Elim Senior Housing, Inc.); Series 2017, RB(e)	5.38%	08/01/2032	1,000	843,454

Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(e)	5.00%	12/15/2035	1,085	1,027,651

Capital Trust Agency, Inc. (H-Bay Ministries, Inc.- Superior Residences);
Series 2018 B, RB(b)	4.00%	07/01/2028	750	60,000

Series 2018 B, RB(b)	4.25%	07/01/2033	625	50,000

Capital Trust Agency, Inc. (Imagine School at North Manatee);
Series 2021 C, RB(e)	5.00%	06/01/2041	465	413,217

Series 2021, RB(e)	3.25%	06/01/2031	230	195,897

Series 2021, RB(e)	5.00%	06/01/2041	1,295	1,150,788

Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(e)	5.00%	07/01/2027	825	783,363

Capital Trust Agency, Inc. (Sustainability Bonds); Series 2021, RB(e)	4.00%	06/15/2031	700	634,229

Capital Trust Agency, Inc. (University Bridge LLC Student Housing); Series 2018 A, RB(e)	4.00%	12/01/2028	6,310	5,974,535

Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities);
Series 2019, RB(e)(f)	5.00%	10/01/2029	780	780,202

Series 2021, RB(e)(f)	4.00%	10/01/2041	1,800	1,515,439

Escambia (County of), FL Health Facilities Authority; Series 2020, Ref. RB	4.00%	08/15/2050	2,100	1,747,071

Florida Development Finance Corp. (Brightline Florida Passenger Rail Expansion); Series 2022 A, Ref. RB(a)(e)(f)	7.25%	10/03/2023	3,000	3,061,550

Florida Development Finance Corp. (IPS Florida LLC-Idea); Series 2022, RB(e)	5.25%	06/15/2029	1,000	982,835

Florida Development Finance Corp. (Parrish Charter Academy, Inc.); Series 2023, RB(a)(e)	6.25%	06/15/2028	3,000	2,940,411

Florida Development Finance Corp. (Virgin Trains USA Passenger Rail);
Series 2019 A, Ref. RB(a)(e)(f)	6.25%	01/01/2024	3,405	3,397,959

Series 2019 A, Ref. RB(a)(e)(f)	6.38%	01/01/2026	5,000	4,839,439

Florida Housing Finance Corp.; Series 2015 A, RB (CEP - GNMA)	3.65%	07/01/2041	455	433,848

Lake (County of), FL (Lakeside at Waterman Village); Series 2020 A, Ref. RB	5.50%	08/15/2030	3,595	3,515,885

Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(e)	5.00%	07/15/2028	440	428,232

Series 2018 A, RB(e)	5.38%	07/15/2038	1,300	1,172,172

Miami-Dade (County of), FL;
Series 2014, Ref. RB(f)	5.00%	10/01/2031	3,300	3,321,985

Series 2014, Ref. RB(f)	5.00%	10/01/2032	5,000	5,027,154

Palm Beach (County of), FL Health Facilities Authority (Harbour’s Edge); Series 2004 A, RB	6.00%	11/15/2024	10	10,003

Pembroke Harbor Community Development District; Series 2008 A, RB	7.00%	05/01/2038	1,010	1,011,537

Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates);
Series 2019, Ref. IDR	5.00%	01/01/2039	300	277,838

Series 2019, Ref. IDR	5.00%	01/01/2049	1,750	1,491,212

Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB(e)(f)	5.88%	01/01/2033	3,000	2,998,643

				64,106,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Georgia-0.80%
Albany (City of) & Dougherty (Country of), GA Payroll Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(f)	5.30%	05/15/2026	$810	$810,923

Burke (County of), GA Development Authority (Georgia Power Company); Series 1996, RB(a)	3.88%	03/06/2026	2,750	2,724,255

Floyd (County of), GA Development Authority (The Spires at Berry College); Series 2018 A, RB	5.50%	12/01/2028	1,900	1,866,822

Georgia Municipal Association, Inc.; Series 1998, COP (INS - AGM)(d)	5.00%	12/01/2023	5	5,007

Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(e)	5.00%	06/15/2027	320	317,049

Main Street Natural Gas, Inc.; Series 2023 C, RB(a)	5.00%	09/01/2030	2,000	2,077,356

Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens); Series 2018 A-1, RB	5.75%	12/01/2028	2,630	2,523,051

				10,324,463

Guam-0.55%
Guam (Territory of); Series 2015 D, Ref. RB	5.00%	11/15/2033	3,000	3,021,585

Guam (Territory of) Department of Education (John F. Kennedy);
Series 2020, Ref. COP	4.25%	02/01/2030	1,500	1,450,339

Series 2020, Ref. COP	5.00%	02/01/2040	2,750	2,655,047

				7,126,971

Idaho-0.37%
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	1,015	994,031

Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.); Series 2018 A, RB(e)	4.63%	07/01/2029	150	150,460

Idaho (State of) Housing & Finance Association (Future Public School); Series 2022 A, RB(e)	4.00%	05/01/2042	2,280	1,798,157

Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2014 A, Ref. RB	6.75%	07/01/2036	526	547,609

Series 2014 A, Ref. RB	6.75%	07/01/2048	1,061	1,102,234

Power County Industrial Development Corp. (FMC Corp.); Series 1999, RB(f)	6.45%	08/01/2032	130	130,386

				4,722,877

Illinois-9.12%
Aurora (City of), IL (East River Area TIF No. 6); Series 2018 A, Ref. RB	5.00%	12/30/2027	820	800,062

Aurora (City of), IL (River City TIF No. 3); Series 2018 B, Ref. RB	4.50%	12/30/2023	420	418,821

Bartlett (Village of), IL (Quarry Redevelopment); Series 2016, Ref. RB	4.00%	01/01/2024	475	473,519

Berwyn (City of), IL (South Berwyn Corridor); Series 2020, RB(e)	4.00%	12/01/2028	1,440	1,347,316

Bradley (Village of), IL (Bradley Commons);
Series 2018 A, Ref. RB	5.00%	01/01/2024	455	455,031

Series 2018 A, Ref. RB	5.00%	01/01/2025	485	484,748

Series 2018 A, Ref. RB	5.00%	01/01/2026	505	503,325

Series 2018 A, Ref. RB	5.00%	01/01/2027	530	527,403

Chicago (City of), IL;
Series 2014 A, Ref. GO Bonds(g)	5.00%	01/01/2035	11,270	11,324,414

Series 2014, RB (INS - BAM)(d)	5.00%	01/01/2039	2,000	2,002,986

Series 2017 A, Ref. GO Bonds	5.63%	01/01/2029	1,000	1,057,481

Series 2017 A, Ref. GO Bonds	5.75%	01/01/2034	1,500	1,590,226

Chicago (City of), IL (O’Hare International Airport);
Series 2012 B, Ref. RB(f)	5.00%	01/01/2030	5,290	5,291,506

Series 2017 D, RB	5.25%	01/01/2029	1,500	1,587,927

Series 2017 D, RB	5.25%	01/01/2030	3,000	3,176,876

Series 2017 G, RB(f)	5.25%	01/01/2028	250	260,569

Series 2017 G, RB(f)	5.25%	01/01/2029	350	365,362

Series 2017 G, RB(f)	5.25%	01/01/2030	400	417,691

Series 2017 G, RB(f)	5.25%	01/01/2031	350	365,650

Chicago (City of), IL Board of Education;
Series 1998 B-1, GO Bonds (INS - NATL)(d)(h)	0.00%	12/01/2025	1,000	908,497

Series 2012 A, GO Bonds	5.00%	12/01/2042	15,000	14,516,306

Series 2017 C, Ref. GO Bonds	5.00%	12/01/2024	1,000	1,010,224

Series 2017 H, GO Bonds	5.00%	12/01/2036	4,000	4,032,117

Series 2018 C, Ref. GO Bonds	5.00%	12/01/2023	2,000	2,004,569

Series 2018 C, Ref. GO Bonds	5.00%	12/01/2026	2,000	2,055,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois-(continued)
Evanston (City of), IL (Roycemore School);
Series 2021, RB(e)	4.00%	04/01/2032	$245	$202,801

Series 2021, RB(e)	4.38%	04/01/2041	830	612,294

Hillside (Village of), IL (Mannheim Redevelopment);
Series 2018, Ref. RB	5.00%	01/01/2024	335	335,361

Series 2018, Ref. RB	5.00%	01/01/2030	2,195	2,177,148

Illinois (State of);
First Series 2020, GO Bonds (INS - NATL)(d)(i)(j)	6.00%	11/01/2026	3,500	3,643,247

Series 2017 D, GO Bonds	5.00%	11/01/2025	4,000	4,105,794

Series 2020 A, GO Bonds(i)(j)	6.00%	05/01/2025	2,500	2,590,315

Series 2020, GO Bonds	5.50%	05/01/2030	2,000	2,200,678

Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(f)	8.00%	06/01/2032	11,805	11,813,207

Illinois (State of) Finance Authority; Series 2007, RB	5.40%	04/01/2027	140	136,540

Illinois (State of) Finance Authority (Benedictine University);
Series 2017, Ref. RB	5.00%	10/01/2030	1,000	1,000,084

Series 2017, Ref. RB	5.00%	10/01/2033	1,000	1,000,965

Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB(e)	5.25%	12/01/2025	255	257,515

Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB	5.00%	11/01/2027	2,065	2,020,220

Series 2019 A, Ref. RB	5.00%	11/01/2035	2,020	1,853,817

Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB (Acquired 04/12/2017; Cost $573,086)(c)	5.00%	05/15/2024	570	564,117

Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	1,089	600,150

Illinois (State of) Finance Authority (Plymouth Place); Series 2015, Ref. RB(g)	5.00%	05/15/2025	110	111,893

Illinois (State of) Finance Authority (Roosevelt University);
Series 2007, RB	5.50%	04/01/2037	2,000	1,798,009

Series 2019 A, RB(e)	6.13%	04/01/2049	3,000	2,762,666

Illinois (State of) Finance Authority (Rosalind Franklin University);
Series 2017, Ref. RB	5.00%	08/01/2027	425	436,147

Series 2017, Ref. RB	5.00%	08/01/2028	500	513,939

Series 2017, Ref. RB	5.00%	08/01/2029	325	333,865

Series 2017, Ref. RB	5.00%	08/01/2030	380	390,015

Series 2017, Ref. RB	5.00%	08/01/2031	375	384,687

Series 2017, Ref. RB	5.00%	08/01/2033	470	481,047

Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	8,700	8,752,880

Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	4.00%	02/15/2027	1,460	1,410,708

Illinois (State of) Medical District Commission;
Series 2002, COP (INS - NATL)(d)	5.13%	06/01/2026	35	35,026

Series 2002, COP (INS - NATL)(d)	5.25%	06/01/2032	140	140,064

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2022 B, RB	5.00%	12/15/2027	3,000	3,056,766

Illinois (State of) Regional Transportation Authority; Series 2018 B, RB(j)	5.00%	06/01/2030	3,000	3,262,478

Manhattan (Village of), IL Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. RB	4.25%	03/01/2024	82	81,820

Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	4.25%	01/01/2029	880	837,376

Yorkville (United City of), IL (Raintree Village); Series 2013, Ref. RB	4.60%	03/01/2025	640	632,439

				117,514,119

Indiana-1.29%
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	4.80%	01/01/2028	300	274,463

Indiana (State of) Finance Authority; Series 2022, Ref. RB(a)(f)	4.50%	11/15/2023	10,000	9,985,819

Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. RB(e)	5.50%	07/01/2028	660	651,714

Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.); Series 2012 A, RB	4.25%	11/01/2030	1,580	1,577,477

Indiana (State of) Finance Authority (University of Evansville); Series 2022 A, Ref. RB	5.25%	09/01/2037	1,865	1,820,457

Lake County 2000 Building Corp.; Series 2012, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	02/01/2024	775	774,877

Mishawaka (City of), IN (Silver Birch of Mishwaka); Series 2017, RB(e)	5.10%	01/01/2032	555	486,084

Whiting (City of), IN (BP Products North America, Inc.); Series 2015, RB(a)(f)	4.40%	06/10/2031	1,000	1,011,368

				16,582,259

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Iowa-2.03%
Ackley (City of), IA (Grand Jivante); Series 2018 A, RB	4.50%	08/01/2033	$600	$487,730

Clear Lake (City of), IA (Timbercrest Apartments, LLC); Series 2018, RB	4.30%	10/01/2028	660	623,378

Iowa (State of) Finance Authority (Alcoa, Inc.); Series 2012, RB	4.75%	08/01/2042	5,000	4,771,549

Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2022, Ref. RB(a)	4.00%	12/01/2032	4,000	3,844,097

Series 2022, Ref. RB	5.00%	12/01/2050	5,410	5,353,982

Iowa (State of) Finance Authority (PHS Council Bluffs, Inc.);
Series 2018, RB	4.45%	08/01/2028	625	574,836

Series 2018, RB	5.00%	08/01/2033	500	441,467

PEFA, Inc.; Series 2019, RB(a)	5.00%	09/01/2026	10,000	10,097,451

				26,194,490

Kansas-0.91%
Lenexa (City of), KS (Lakeview Village, Inc.); Series 2018 A, Ref. RB	5.00%	05/15/2027	1,000	1,002,935

Pittsburgh (City of), KS (North Broadway - Pittsburgh Town Center); Series 2006, RB	4.80%	04/01/2027	190	156,487

University of Kansas Hospital Authority; Series 2015, Ref. RB	5.00%	09/01/2034	5,000	5,108,734

Wichita (City of), KS (Kansas Masonic Home);
Series 2016 II-A, RB (Acquired 05/01/2017; Cost $499,278)(b)(c)	4.25%	12/01/2024	500	115,000

Series 2016 II-A, RB (Acquired 06/24/2016-11/06/2019; Cost $1,846,674)(b)(c)	5.00%	12/01/2031	1,800	414,000

Series 2016 II-A, RB (Acquired 06/24/2016-02/20/2018; Cost $1,013,149)(b)(c)	5.25%	12/01/2036	1,000	230,000

Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2018 I, Ref. RB	5.00%	05/15/2028	935	872,137

Series 2018 I, Ref. RB	5.00%	05/15/2033	500	432,320

Series 2019, Ref. RB	5.00%	05/15/2027	2,330	2,206,382

Series 2019, Ref. RB	5.00%	05/15/2028	1,220	1,137,975

				11,675,970

Kentucky-0.38%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. RB	5.00%	02/01/2026	470	476,181

Series 2016, Ref. RB	5.50%	02/01/2044	2,170	2,187,214

Kentucky (Commonwealth of) Economic Development Finance Authority (Christian Care Communities); Series 2021, Ref. RB	4.25%	07/01/2031	1,000	864,202

Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2032	1,000	1,013,800

Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. RB	5.00%	11/15/2025	380	370,894

				4,912,291

Louisiana-2.16%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston (Parish of), LA Gomesha) (Green Bonds); Series 2018, RB(e)	5.38%	11/01/2038	4,095	4,235,271

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Vermilion (Parish of), LA Gomesha) (Green Bonds); Series 2019, RB(e)	4.63%	11/01/2038	1,825	1,828,631

Louisiana (State of) Public Facilities Authority (Encore Academy);
Series 2021, RB (Acquired 11/03/2021; Cost $874,401)(b)(c)(e)	5.00%	06/01/2031	815	570,500

Series 2021, RB (Acquired 11/03/2021; Cost $1,734,351)(b)(c)(e)	5.00%	06/01/2041	1,640	1,148,000

New Orleans (City of), LA Aviation Board; Series 2015 B, RB(f)	5.00%	01/01/2040	7,700	7,705,539

New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System);
Series 2018 A, RB (INS - AGM)(d)	5.00%	10/01/2034	540	577,174

Series 2018 A, RB (INS - AGM)(d)	5.00%	10/01/2036	1,115	1,175,106

Series 2018 A, RB (INS - AGM)(d)	5.00%	10/01/2037	755	791,328

Series 2018 A, RB (INS - AGM)(d)	5.00%	10/01/2038	475	496,140

Series 2018 B, Ref. RB (INS - AGM)(d)	5.00%	10/01/2032	1,000	1,075,195

Series 2018 B, Ref. RB (INS - AGM)(d)	5.00%	10/01/2033	715	766,691

Series 2018 B, Ref. RB (INS - AGM)(d)	5.00%	10/01/2034	515	550,453

St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2011, RB(a)(e)	5.85%	06/01/2025	4,000	4,097,785

Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.25%	05/15/2035	2,780	2,800,330

				27,818,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Maryland-0.39%
Baltimore (City of), MD (Convention Center Hotel);
Series 2017, Ref. RB	5.00%	09/01/2026	$2,160	$2,136,291

Series 2017, Ref. RB	5.00%	09/01/2027	1,100	1,088,507

Baltimore (City of), MD (East Baltimore Research Park); Series 2017, Ref. RB	4.00%	09/01/2027	425	417,611

Baltimore (City of), MD (Harbor Point); Series 2022, RB	4.50%	06/01/2033	400	389,906

Howard (County of), MD (Downtown Columbia); Series 2017 A, RB(e)	4.00%	02/15/2028	480	470,041

Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB(e)	5.00%	07/01/2027	480	478,976

Maryland (State of) Health & Higher Educational Facilities Authority (Johns Hopkins Medical Institutions Parking Facilities); Series 1996, RB (INS - AMBAC)(d)	5.50%	07/01/2026	30	30,195

				5,011,527

Massachusetts-0.92%
Lynn Housing Authority & Neighborhood Development;
Series 2018, Ref. RB	3.60%	10/01/2023	100	99,874

Series 2018, Ref. RB	3.75%	10/01/2024	250	246,512

Series 2018, Ref. RB	4.00%	10/01/2025	200	198,755

Series 2018, Ref. RB	4.00%	10/01/2026	100	99,874

Series 2018, Ref. RB	4.00%	10/01/2027	150	150,005

Series 2018, Ref. RB	4.25%	10/01/2028	320	320,106

Series 2018, Ref. RB	4.38%	10/01/2029	385	385,165

Series 2018, Ref. RB	4.50%	10/01/2030	690	690,364

Massachusetts (Commonwealth of) Development Finance Agency (Atrius Health); Series 2015, Ref. RB	5.00%	01/01/2041	4,280	4,241,411

Massachusetts (Commonwealth of) Development Finance Agency (Boston Medical Center) (Green Bonds); Series 2015, RB	5.00%	07/01/2044	750	752,371

Massachusetts (Commonwealth of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2028	675	649,794

Massachusetts (Commonwealth of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2018, RB(e)	5.00%	11/15/2033	1,500	1,542,132

Massachusetts (Commonwealth of) Development Finance Agency (Plantation Apartments L.P.); Series 2004 A, RB (LOC - Fleet National Bank)(f)(k)	5.00%	12/15/2024	1,155	1,155,323

Massachusetts (State of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(e)	5.00%	10/01/2047	1,500	1,334,607

				11,866,293

Michigan-1.72%
Advanced Technology Academy;
Series 2019, Ref. RB	3.88%	11/01/2029	1,210	1,127,610

Series 2019, Ref. RB	5.00%	11/01/2034	1,200	1,184,787

Detroit (City of), MI;
Series 2014 B-1, GO Bonds	4.00%	04/01/2044	2,500	1,870,908

Series 2018, GO Bonds	5.00%	04/01/2026	1,000	1,017,244

Ecorse (City of), MI; Series 2011, GO Bonds	5.80%	11/01/2026	1,430	1,431,702

Kalamazoo Economic Development Corp. (Friendship Village of Kalamazoo); Series 2021, Ref. RB(e)	5.00%	08/15/2031	990	930,508

Michigan (State of) Finance Authority (Cesar Chavez Academy);
Series 2019, Ref. RB	3.25%	02/01/2024	90	89,404

Series 2019, Ref. RB	4.00%	02/01/2029	700	660,828

Series 2019, Ref. RB	5.00%	02/01/2033	830	812,904

Michigan (State of) Finance Authority (Local Government Loan Program); Series 2003 B-2, RB	6.00%	11/01/2023	10	10,021

Michigan (State of) Finance Authority (Madison Academy); Series 2021, Ref. RB	4.25%	12/01/2039	1,575	1,213,373

Michigan (State of) Finance Authority (Trinity Health Credit Group); Series 2019 A, Ref. RB	4.00%	12/01/2049	1,145	1,040,785

Michigan (State of) Finance Authority (Universal Learning Academy); Series 2018, Ref. RB	5.00%	11/01/2023	285	284,632

Michigan (State of) Strategic Fund (Evangelical Homes); Series 2013, Ref. RB	5.50%	06/01/2047	3,000	2,391,924

Michigan (State of) Strategic Fund (Friendship Village of Kalamazoo); Series 2021, Ref. RB(e)	5.00%	08/15/2031	690	648,536

Michigan (State of) Strategic Fund (Green Bonds); Series 2021, RB(a)(f)	4.00%	10/01/2026	2,610	2,586,141

Michigan (State of) Strategic Fund (I-75 Improvement Project);
Series 2018, RB(f)	5.00%	12/31/2032	1,730	1,809,226

Series 2018, RB(f)	5.00%	12/31/2033	2,000	2,088,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Michigan-(continued)
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016 A, Ref. RB(e)	5.00%	07/01/2026	$980	$906,677

				22,105,926

Minnesota-1.35%
Bethel (City of), MN (Benedictine Health System - St. Peter Communities); Series 2018 A, Ref. RB	5.00%	12/01/2033	1,250	1,106,119

Bethel (City of), MN (Spectrum High School); Series 2017 A, Ref. RB	3.50%	07/01/2027	500	468,213

Brooklyn Park (City of), MN (Athlos Leadership Academy);
Series 2015 A, RB	4.75%	07/01/2025	190	185,369

Series 2015 A, RB	5.25%	07/01/2030	580	546,900

Series 2015, RB	5.50%	07/01/2035	665	602,492

Series 2015, RB	5.75%	07/01/2046	1,400	1,187,803

Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB	5.75%	08/01/2030	845	631,563

Deephaven (City of), MN (Seven Hills Preparatory Academy);
Series 2017, RB	4.38%	10/01/2027	225	216,106

Series 2017, RB	5.00%	10/01/2037	1,000	894,429

Duluth (City of), MN Housing & Redevelopment Authority (Duluth Public Schools Academy);
Series 2018 A, Ref. RB	4.25%	11/01/2028	1,680	1,609,997

Series 2018 A, Ref. RB	5.00%	11/01/2033	1,070	1,049,900

Minneapolis (City of), MN (Spero Academy);
Series 2017 A, RB(e)	5.50%	07/01/2027	590	590,107

Series 2017 A, RB(e)	6.00%	07/01/2032	1,080	1,098,288

Ramsey (City of), MN; Series 2022 A, Ref. RB	5.00%	06/01/2032	2,000	1,991,453

Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2013 A, RB	6.88%	12/01/2048	1,000	980,502

St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, RB (Acquired 12/26/2018; Cost $2,000,000)(a)(b)(c)(e)	6.00%	07/01/2027	2,000	1,060,000

St. Paul (City of), MN Housing & Redevelopment Authority (Great River School); Series 2017 A, RB(e)	5.25%	07/01/2033	140	140,904

St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, RB	5.13%	10/01/2023	80	80,022

St. Paul (City of), MN Housing & Redevelopment Authority (Higher Ground Academy); Series 2023, Ref. RB	4.25%	12/01/2032	1,315	1,281,561

St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.00%	09/01/2026	625	624,310

St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2018, Ref. RB	4.00%	10/01/2031	250	212,903

Series 2018, Ref. RB	4.13%	10/01/2033	250	207,093

St. Paul Park (City of), MN (Presbyterian Homes Bloomington); Series 2017, Ref. RB	4.10%	09/01/2033	500	472,101

Wayzata (City of), MN (Folkstone Senior Living Co.); Series 2019, Ref. RB	5.00%	08/01/2035	100	100,102

				17,338,237

Mississippi-0.71%
Mississippi (State of) Development Bank (Hospital Construction); Series 2014, RB	5.00%	09/01/2030	720	726,785

Mississippi (State of) Development Bank (Jackson County Gomesa); Series 2021, RB(e)	3.63%	11/01/2036	3,500	3,124,238

Mississippi (State of) Hospital Equipment & Facilities Authority (Baptist Memorial Health Care); Series 2016, RB	5.00%	09/01/2046	3,870	3,847,489

Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	1,620	1,428,576

				9,127,088

Missouri-1.79%
Branson (City of), MO Industrial Development Authority (Branson Shoppes Redevelopment);
Series 2017 A, Ref. RB	4.00%	11/01/2025	1,440	1,409,021

Series 2017 A, Ref. RB	4.00%	11/01/2026	750	724,784

Cape Girardeau (County of), MO Industrial Development Authority (Procter & Gamble Paper Products Co. (The)); Series 1998, RB(f)	5.30%	05/15/2028	30	30,046

I-470 Western Gateway Transportation Development District; Series 2019 A, RB(e)	4.50%	12/01/2029	1,680	1,642,371

Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District);
Series 2016 A, Ref. RB(e)	4.25%	04/01/2026	235	228,308

Series 2016 A, Ref. RB(e)	5.00%	04/01/2036	2,000	1,843,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Missouri-(continued)
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(e)	4.38%	02/01/2031	$960	$825,231

Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. IDR	5.00%	05/15/2026	1,000	960,280

Series 2017 A, Ref. IDR	5.00%	05/15/2027	800	756,556

Series 2017 A, Ref. RB	5.00%	05/15/2024	1,700	1,682,454

Series 2017 A, Ref. RB	5.25%	05/15/2037	1,000	845,762

Series 2017 A, Ref. RB	5.25%	05/15/2042	1,000	798,623

Lee’s Summit (City of), MO Industrial Development Authority (John Knox Village Obligated Group);
Series 2014 A, RB	5.00%	08/15/2034	490	443,034

Series 2014 A, RB	5.25%	08/15/2039	5,235	4,576,979

Maryland Heights (City of), MO (Westport Plaza Redevelopment);
Series 2020, RB	3.63%	11/01/2031	700	637,338

Series 2020, RB	4.13%	11/01/2038	2,500	2,147,781

Northpark Lane Community Improvement District; Series 2018, RB	4.50%	11/01/2036	420	419,645

St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(e)	4.25%	10/01/2034	1,325	1,142,227

St. Louis (County of), MO Industrial Development Authority (Friendship Village West County);
Series 2018 A, RB	5.00%	09/01/2025	1,000	1,000,180

Series 2018 A, RB	5.00%	09/01/2026	1,000	998,896

				23,112,883

Nevada-0.37%
Las Vegas (City of), NV Special Improvement District No. 607; Series 2013, Ref. RB	5.00%	06/01/2024	20	20,149

Las Vegas (City of), NV Special Improvement District No. 815; Series 2020, RB	4.75%	12/01/2040	345	327,508

Nevada (State of) Department of Business & Industry (Doral Academy of Nevada);
Series 2017 A, RB	5.00%	07/15/2027	285	285,899

Series 2017 A, RB	5.00%	07/15/2037	500	493,111

Nevada (State of) Department of Business & Industry (Somerset Academy); Series 2018 A, RB(e)	4.50%	12/15/2029	525	507,675

North Las Vegas (City of), NV Special Improvement District No. 66 (Villages at Tule Springs Village 1); Series 2022, RB(e)	5.50%	06/01/2037	750	746,358

Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(e)	2.75%	06/15/2028	1,500	1,392,068

Tahoe-Douglas Visitors Authority; Series 2020, RB	5.00%	07/01/2032	1,000	1,022,628

				4,795,396

New Hampshire-0.53%
New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(a)(e)	3.63%	07/02/2040	3,455	2,614,239

New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	3,955	3,709,814

New Hampshire (State of) Health and Education Facilities Authority (Hillside Village);
Series 2017 A, RB (Acquired 06/12/2017; Cost $1,323,137)(b)(c)(e)	5.25%	07/01/2027	1,323	291,090

Series 2017 B, RB (Acquired 06/12/2017; Cost $1,214,615)(b)(c)(e)	4.13%	07/01/2024	1,215	267,215

				6,882,358

New Jersey-1.51%
New Jersey (State of) Economic Development Authority; Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,502,972

New Jersey (State of) Economic Development Authority (Beloved Community Charter School, Inc.); Series 2019 A, RB(e)	5.00%	06/15/2039	825	779,298

New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(e)	5.13%	11/01/2029	215	211,592

New Jersey (State of) Economic Development Authority (Hatikvah International Academy Charter School); Series 2017 A, RB(e)	5.00%	07/01/2027	330	324,356

New Jersey (State of) Economic Development Authority (Marion P. Thomas Charter School); Series 2018 A, RB(e)	4.75%	10/01/2028	1,105	1,075,365

New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 C, RB	5.00%	07/01/2032	1,275	1,244,720

New Jersey (State of) Economic Development Authority (Teaneck Community Charter School); Series 2017 A, Ref. RB(e)	4.25%	09/01/2027	165	161,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New Jersey-(continued)
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB(h)	0.00%	12/15/2028	$715	$588,026

Series 2008 A, RB(h)	0.00%	12/15/2035	1,000	596,166

Series 2009 A, RB(h)	0.00%	12/15/2032	1,465	1,012,321

Series 2018 A, RN(i)(j)	5.00%	06/15/2029	1,000	1,042,209

Series 2018 A, RN(i)(j)	5.00%	06/15/2030	2,845	2,961,003

Series 2019, Ref. RB	5.00%	12/15/2033	2,850	3,087,287

Series 2020 A, Ref. RN(i)(j)	5.00%	06/15/2031	4,680	4,865,668

				19,452,139

New Mexico-0.15%
Winrock Town Center Tax Increment Development District No. 1;
Series 2022, Ref. RB(e)	3.75%	05/01/2028	897	844,844

Series 2022, Ref. RB(e)	4.00%	05/01/2033	1,250	1,097,942

				1,942,786

New York-6.06%
Allegany County Capital Resource Corp. (Houghton College); Series 2022 A, Ref. RB	5.00%	12/01/2032	1,385	1,435,995

Buffalo & Erie County Industrial Land Development Corp. (Medaille College);
Series 2018, Ref. RB(e)	5.00%	10/01/2028	375	281,250

Series 2018, Ref. RB(e)	5.00%	10/01/2038	2,445	1,833,750

Build NYC Resource Corp. (Brooklyn Navy Yard);
Series 2019, Ref. RB(e)(f)	5.25%	12/31/2033	3,000	2,741,992

Series 2019, Ref. RB(e)(f)	5.50%	12/31/2040	5,000	4,298,244

Build NYC Resource Corp. (Shefa School);
Series 2021 A, RB(e)	2.50%	06/15/2031	375	305,609

Series 2021 A, RB(e)	5.00%	06/15/2051	750	628,794

Build NYC Resource Corp. (Unity Preparatory Charter School of Brooklyn); Series 2023, RB(e)	5.25%	06/15/2043	525	510,483

Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	3,210	2,973,117

Metropolitan Transportation Authority;
Series 2013 E, RB	5.00%	11/15/2038	1,400	1,399,849

Subseries 2015 C-1, Ref. RB	5.25%	11/15/2031	2,000	2,051,888

Metropolitan Transportation Authority (Green Bonds); Series 2020 E, Ref. RB	5.00%	11/15/2029	4,100	4,382,655

Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB (Acquired 01/19/2016-02/28/2018; Cost $1,087,249)(c)	5.00%	01/01/2058	967	289,417

Series 2021, Ref. RB (Acquired 09/07/2021; Cost $445,000)(b)(c)(e)	9.00%	01/01/2041	445	422,750

New York (City of), NY; Series 2023 F-1, Ref. GO Bonds	5.00%	08/01/2037	1,000	1,108,229

New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2018 A, Ref. RB	5.00%	08/01/2035	1,250	1,235,139

New York Counties Tobacco Trust II; Series 2001, RB	5.63%	06/01/2035	35	35,622

New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	1,030	1,057,054

Series 2016 A, Ref. RB	6.00%	06/01/2043	3,055	3,091,536

New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 3, Ref. RB(e)	7.25%	11/15/2044	3,000	3,027,093

New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2020, Ref. RB(f)	5.25%	08/01/2031	2,755	2,848,812

New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(f)	5.00%	08/01/2026	4,220	4,229,320

Series 2016, Ref. RB(f)	5.00%	08/01/2031	8,680	8,701,621

Series 2021, Ref. RB(f)	3.00%	08/01/2031	545	483,430

New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2018, RB(f)	5.00%	01/01/2030	2,000	2,058,913

Series 2018, RB(f)	5.00%	01/01/2032	4,315	4,447,286

Series 2020, RB(f)	4.00%	10/01/2030	6,000	5,919,783

Series 2020, RB(f)	5.00%	10/01/2035	5,000	5,163,043

New York Transportation Development Corp. (Terminal 4 JFK International Airport); Series 2022, RB(f)	5.00%	12/01/2029	7,000	7,398,807

Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(b)	5.00%	07/01/2027	1,000	350,000

Series 2013 A, RB(b)	5.00%	07/01/2032	1,000	350,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York-(continued)
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(e)(f)	7.00%	06/01/2046	$3,500	$3,001,786

				78,063,267

North Dakota-0.27%
Burleigh (County of), ND (University of Mary); Series 2016, RB	4.38%	04/15/2026	660	645,575

Grand Forks (City of), ND (Altru Health System); Series 2021, Ref. RB	4.00%	12/01/2040	3,375	2,876,912

				3,522,487

Ohio-2.58%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 A-2, Ref. RB	3.00%	06/01/2048	2,755	2,031,580

Series 2020 B-2, Ref. RB	5.00%	06/01/2055	2,475	2,265,803

Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Euclid Avenue Development Corp.); Series 2014, Ref. RB	5.00%	08/01/2029	600	606,949

Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Flats East Bank); Series 2010, RB	6.00%	11/15/2035	1,000	1,001,620

Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB(f)	5.38%	09/15/2027	485	486,330

Cuyahoga (County of), OH (MetroHealth System); Series 2017, Ref. RB	5.00%	02/15/2031	2,500	2,550,535

Franklin (County of), OH (Wesley Communities); Series 2020, Ref. RB	5.25%	11/15/2040	1,500	1,375,692

Greater Cincinnati (Port of), OH Development Authority;
Series 2004, RB	6.30%	02/15/2024	165	164,810

Series 2004, RB	6.40%	02/15/2034	1,950	1,889,417

Greater Cincinnati (Port of), OH Development Authority (Convention Center Hotel Acquisition and Demolition); Series 2023, Ref. RB(e)	5.00%	05/01/2025	2,500	2,480,564

Greater Cincinnati (Port of), OH Development Authority (IPS Cincinnati LLC); Series 2021, RB(a)	4.38%	06/15/2026	1,700	1,629,720

Lucas Metropolitan Housing Authority;
Series 2012, RB	5.25%	09/01/2024	275	278,121

Series 2012, RB	5.25%	09/01/2025	290	293,227

Series 2012, RB	5.25%	09/01/2026	305	308,427

Series 2012, RB	5.25%	09/01/2027	320	323,622

Muskingum (County of), OH (Genesis Healthcare System);
Series 2013, RB	5.00%	02/15/2033	1,000	973,043

Series 2013, RB	5.00%	02/15/2044	3,000	2,717,067

Series 2013, RB	5.00%	02/15/2048	7,180	6,365,960

Ohio (State of) (Portsmouth Bypass); Series 2015, RB(f)	5.00%	12/31/2039	1,000	1,000,249

Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, RB(e)(f)	4.25%	01/15/2038	250	241,887

RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	580	578,220

Southern Ohio Port Authority (Purecycle); Series 2020 A, RB(e)(f)	6.25%	12/01/2025	3,620	3,419,423

Youngstown (City of), OH Metropolitan Housing Authority; Series 2014, RB	4.00%	12/15/2024	210	210,020

				33,192,286

Oklahoma-0.65%
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing); Series 2017 A, RB(b)	5.00%	08/01/2037	1,650	1,650

Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB(b)	4.75%	11/01/2023	978	685

Tulsa (City of), OK Airports Improvement Trust; Series 2001 C, Ref. RB(f)	5.50%	12/01/2035	2,000	2,004,613

Tulsa (City of), OK Airports Improvement Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(a)(f)	5.00%	06/01/2025	6,340	6,367,793

				8,374,741

Oregon-0.00%
Local Oregon Capital Assets Program; Series 2011 C, COP	4.60%	06/01/2031	35	35,010

Oregon (State of) (Elderly & Disabled Housing); Series 1993 C, GO Bonds(f)	5.65%	08/01/2026	5	5,007

				40,017

Pennsylvania-2.67%
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue);
Series 2018 A, Ref. RB	5.00%	04/01/2032	3,000	3,135,444

Series 2018, Ref. RB	5.00%	04/01/2030	3,875	4,058,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania-(continued)
Allegheny (County of), PA Industrial Development Authority (United States Steel Corp.); Series 2019, Ref. RB	4.88%	11/01/2024	$3,000	$3,011,350

Allentown (City of), PA Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(e)	6.00%	05/01/2042	670	685,187

Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center);
Series 2018, RB(e)	5.00%	05/01/2028	1,000	1,022,889

Series 2018, RB(e)	5.00%	05/01/2033	500	510,391

Chester (County of), PA Industrial Development Authority (Woodlands at Greystone); Series 2018, RB(e)	4.38%	03/01/2028	204	200,374

Delaware Valley Regional Finance Authority; Series 1997 B, RB (INS - AMBAC)(d)	5.70%	07/01/2027	380	412,026

Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2028	630	599,260

Series 2018, Ref. RB	5.00%	12/01/2030	910	853,554

Montgomery (County of), PA Higher Education & Health Authority (Holy Redeemer Health System); Series 2014 A, Ref. RB	5.00%	10/01/2024	1,165	1,165,144

Montgomery (County of), PA Industrial Development Authority (Constellation Energy); Series 2023 B, Ref. RB	4.10%	06/01/2029	3,000	3,035,059

Northampton (County of), PA Industrial Development Authority;
Series 2013 A, RB (Acquired 04/03/2013; Cost $308,057)(c)(l)(m)	5.00%	12/31/2023	350	63,025

Series 2013, RB(l)(m)	5.00%	12/31/2023	180	32,330

Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	10,080	10,095,396

Philadelphia (City of), PA Authority for Industrial Development;
Series 2017, Ref. RB(a)(e)(g)	5.00%	03/15/2028	115	123,874

Series 2017, Ref. RB(e)	5.00%	03/15/2045	1,885	1,575,000

Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter School, Inc.);
Series 2019 A, RB	4.00%	06/15/2029	765	717,458

Series 2019 A, RB	5.00%	06/15/2039	1,840	1,699,758

Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2031	500	460,540

Series 2017, Ref. RB	5.00%	07/01/2032	1,000	911,001

				34,367,184

Puerto Rico-8.36%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	12,095	12,096,413

Series 2002, RB	5.63%	05/15/2043	7,645	7,683,385

Corp. Para El Financiamiento Publico de Puerto Rico;
Series 2011, RB	6.00%	08/01/2024	10,675	280,219

Series 2011, RB	6.00%	08/01/2025	17,475	458,719

Series 2011, RB	6.00%	08/01/2026	6,495	170,494

Series 2011, RB	0.00%	08/01/2028	37,400	981,750

Series 2011, RB	5.50%	08/01/2031	54,770	1,437,712

PRHTA Custodial Trust; Series 2022, RB(b)	5.75%	12/06/2049	242	86,395

PRPBA Custodial Trust; Series 2022, RB	0.00%	03/15/2049	278	2,698

Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(h)	0.00%	07/01/2024	887	854,692

Series 2021 A, GO Bonds(h)	0.00%	07/01/2033	2,034	1,239,651

Series 2021 A-1, GO Bonds	5.63%	07/01/2027	10,510	10,961,453

Series 2021 A-1, GO Bonds	5.63%	07/01/2029	3,000	3,174,121

Series 2021 A-1, GO Bonds	4.00%	07/01/2033	3,300	3,090,059

Subseries 2022, RN	0.00%	11/01/2043	8,027	4,144,161

Subseries 2022, RN	0.00%	11/01/2051	2,118	1,095,854

Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	337	341,520

Series 2020 A, Ref. RB(e)	5.00%	07/01/2035	4,000	4,018,078

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico-(continued)
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (INS - SGI)(d)	5.00%	07/01/2025	$100	$99,285

Series 2005 RR, RB (INS - AGC)(d)	5.00%	07/01/2026	155	155,923

Series 2007 TT, RB (INS - NATL)(d)	5.00%	07/01/2026	165	165,084

Series 2007 TT, RB(b)	5.00%	07/01/2037	500	137,500

Series 2007 UU, Ref. RB (INS - AGC)(d)	5.00%	07/01/2026	1,435	1,443,544

Series 2007 VV, Ref. RB (INS - NATL)(d)	5.25%	07/01/2025	1,705	1,686,134

Series 2007 VV, Ref. RB (INS - NATL)(d)	5.25%	07/01/2030	1,000	985,171

Series 2010 AAA, RB(b)	5.25%	07/01/2028	5,685	1,563,375

Series 2010 CCC, RB(b)	5.25%	07/01/2026	3,520	968,000

Series 2010 XX, RB(b)	5.25%	07/01/2027	250	68,750

Series 2010 ZZ, Ref. RB(b)	5.25%	07/01/2025	1,180	324,500

Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2022 A, RB	5.00%	07/01/2062	333	328,683

Series 2022 B, RB(h)	0.00%	07/01/2032	217	139,421

Series 2022 C, RB(n)	5.00%	07/01/2053	370	234,789

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB (Acquired 08/06/2009-01/08/2020; Cost $6,580,000)(b)(c)(f)	6.63%	06/01/2026	6,580	4,606,000

Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGM)(d)	5.00%	08/01/2027	1,075	1,081,401

Series 2005 A, RB (INS - AGM)(d)	5.00%	08/01/2030	305	306,816

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(h)	0.00%	07/01/2024	211	204,190

Series 2018 A-1, RB(h)	0.00%	07/01/2027	1,027	879,098

Series 2018 A-1, RB(h)	0.00%	07/01/2029	1,003	784,721

Series 2018 A-1, RB(h)	0.00%	07/01/2033	11,167	7,226,707

Series 2018 A-1, RB	4.50%	07/01/2034	7,162	7,161,590

Series 2018 A-1, RB	4.55%	07/01/2040	538	524,563

Series 2018 A-1, RB(h)	0.00%	07/01/2046	13,831	3,852,323

Series 2018 A-1, RB(h)	0.00%	07/01/2051	11,268	2,328,955

Series 2018 A-1, RB	4.75%	07/01/2053	3,953	3,705,857

Series 2019 A-2, RB	4.33%	07/01/2040	7,975	7,573,105

Series 2019 A-2, RB	4.54%	07/01/2053	163	147,523

Series 2019 A-2, RB	4.78%	07/01/2058	2,196	2,058,509

University of Puerto Rico; Series 2006 Q, RB	5.00%	06/01/2025	5,000	4,940,212

				107,799,103

Rhode Island-0.02%
Pawtucket (City of), RI Housing Authority; Series 2010, RB	5.50%	09/01/2028	195	195,301

Rhode Island Housing and Mortgage Finance Corp.; Series 1992 10-A, RB	6.50%	04/01/2027	80	80,141

				275,442

South Carolina-0.53%
South Carolina (State of) Jobs-Economic Development Authority (Green Charter Schools); Series 2021, Ref. RB(e)	4.00%	06/01/2036	2,000	1,654,969

South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes); Series 2018 A, Ref. RB	5.00%	04/01/2027	1,655	1,640,025

South Carolina (State of) Jobs-Economic Development Authority (South Carolina SAVES Green Community Program - AAC East LLC) (Green Bonds); Series 2019, RB(e)	7.00%	05/01/2026	1,125	1,072,468

South Carolina (State of) Public Service Authority; Series 2014 A, RB	5.50%	12/01/2054	2,450	2,454,862

				6,822,324

Tennessee-2.31%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	5.00%	06/01/2027	4,595	4,368,809

Knox (County of), TN Health, Educational & Housing Facility Board (University Health); Series 2017, Ref. RB	5.00%	04/01/2036	2,605	2,661,308

Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial Development Board (Graceland); Series 2017 A, Ref. RB	5.50%	07/01/2037	350	240,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Tennessee-(continued)
Metropolitan Development and Housing Agency (Fifth + Broadway Development);
Series 2018, RB(e)	4.50%	06/01/2028	$1,035	$1,036,366

Series 2018, RB(e)	5.13%	06/01/2036	1,000	1,007,234

Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018-01/31/2019; Cost $1,995,192)(b)(c)(e)	5.25%	04/03/2028	2,000	440,000

Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB	5.38%	09/01/2041	205	174,341

Series 2013 A, Ref. RB	5.50%	09/01/2047	200	163,474

Series 2016 A, Ref. RB(e)	5.00%	09/01/2024	1,000	986,615

Series 2016 A, Ref. RB(e)	5.00%	09/01/2031	3,000	2,706,959

Series 2016 A, Ref. RB(e)	5.00%	09/01/2037	1,475	1,239,809

Tennergy Corp.;
Series 2021 A, RB(a)	4.00%	09/01/2028	3,610	3,537,146

Series 2022 A, RB(a)	5.50%	12/01/2030	5,950	6,202,010

Tennessee Energy Acquisition Corp.; Series 2018, RB(a)	4.00%	11/01/2025	5,000	4,943,212

				29,707,638

Texas-8.89%
Argyle (Town of), TX (The Highlands of Argyle Public Improvement District No. 1); Series 2017, RB	4.25%	09/01/2027	255	253,058

Arlington Higher Education Finance Corp. (Basis Texas Charter Schools, Inc.); Series 2023, RB(a)(e)	4.88%	06/15/2026	1,000	998,259

Arlington Higher Education Finance Corp. (Legacy Traditional Schools);
Series 2021, Ref. RB	4.00%	02/15/2031	1,400	1,265,114

Series 2021, Ref. RB	4.13%	02/15/2041	3,325	2,531,015

Arlington Higher Education Finance Corp. (Newman International Academy);
Series 2016, RB	5.38%	08/15/2036	3,835	3,657,336

Series 2021, RB	4.00%	08/15/2031	200	180,057

Series 2021, RB	5.00%	08/15/2041	600	527,993

Arlington Higher Education Finance Corp. (Odyssey Academy, Inc.); Series 2023 A, RB(e)	5.25%	02/15/2033	1,950	1,911,582

Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	4.55%	08/15/2028	500	482,871

Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.15%	08/15/2029	1,235	1,216,359

Austin (City of), TX; Series 2014, RB(f)	5.00%	11/15/2044	4,000	4,013,837

Austin (City of), TX (Travis, Williamson and Hays Counties); Series 2017 B, RB(f)	5.00%	11/15/2046	4,500	4,532,274

Bexar County Health Facilities Development Corp. (Army Retirement Residence Foundation);
Series 2016, Ref. RB	5.00%	07/15/2026	250	247,951

Series 2018, Ref. RB	5.00%	07/15/2026	1,000	991,805

Series 2018, Ref. RB	5.00%	07/15/2033	1,630	1,543,537

Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC);
Series 2019, RB(f)	7.00%	03/01/2039	400	367,482

Series 2019, RB(e)(f)	9.00%	03/01/2039	2,095	2,194,121

Calhoun (County of), TX Navigation Industrial Development Authority (Max Midstream Texas LLC); Series 2021, RN(e)(f)	3.63%	07/01/2026	7,000	6,408,875

Clifton Higher Education Finance Corp.; Series 2018 A, RB	6.00%	03/01/2029	989	992,580

Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	5.75%	08/15/2033	2,000	2,020,449

Crandall (City of), TX;
Series 2021, RB(e)	4.13%	09/15/2026	100	95,809

Series 2021, RB(e)	4.75%	09/15/2031	100	91,255

Series 2021, RB(e)	5.25%	09/15/2051	500	445,698

Edinburg Economic Development Corp.; Series 2019, RB(e)	4.00%	08/15/2029	585	550,129

Gulf Coast Industrial Development Authority; Series 1998, RB(f)	8.00%	04/01/2028	340	340,236

Harris (County of) & Houston (City of), TX Sports Authority; Series 2014 A, Ref. RB	5.00%	11/15/2030	2,000	2,027,313

Houston (City of), TX;
Series 2011, Ref. RB(f)	6.50%	07/15/2030	1,450	1,453,975

Series 2015 B-1, RB(f)	5.00%	07/15/2030	5,000	5,027,094

Series 2015 B-1, RB(f)	5.00%	07/15/2035	7,500	7,507,450

Houston (City of), TX Airport System (United Airlines, Inc. Terminal E);
Series 2014, Ref. RB(f)	5.00%	07/01/2029	1,500	1,499,377

Series 2020 A, Ref. RB(f)	5.00%	07/01/2027	2,325	2,344,509

Houston Higher Education Finance Corp. (Houston Baptist University); Series 2021, RB	3.38%	10/01/2037	700	580,185

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Texas-(continued)
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.); Series 2016, Ref. RB (Acquired 05/08/2018-12/17/2018; Cost $244,842)(b)(c)	5.00%	02/15/2035	$246	$7,378

Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(e)(f)	4.63%	10/01/2031	7,500	7,329,395

New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. RB	4.00%	07/01/2028	2,915	2,597,184

Series 2016, Ref. RB	5.00%	07/01/2036	3,950	3,308,795

New Hope Cultural Education Facilities Finance Corp. (Cumberland Academy); Series 2020 A, RB(e)	4.00%	08/15/2030	4,805	4,388,269

New Hope Cultural Education Facilities Finance Corp. (Forefront Living San Antonio - Bella Vida at LA Cantera)); Series 2023, RN(e)	12.00%	12/01/2028	4,000	4,060,930

New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2022, Ref. RB	4.00%	01/01/2032	1,500	1,275,593

New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.38%	11/15/2036	1,165	1,015,335

New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven (The)); Series 2022 B3, RB	4.25%	10/01/2026	1,100	1,079,186

New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2024	1,150	1,143,690

New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.); Series 2019, Ref. RB	5.00%	01/01/2039	500	394,537

Port Beaumont Navigation District (Jefferson Gulf Coast Energy);
Series 2020, Ref. RB(e)(f)	3.63%	01/01/2035	3,000	2,372,730

Series 2021, RB(e)(f)	2.50%	01/01/2030	2,150	1,738,027

Series 2021, RB(e)(f)	2.63%	01/01/2031	800	633,258

Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, RB(g)	6.75%	11/15/2024	95	96,525

Series 2014 A, RB(a)(g)	7.50%	11/15/2024	100	104,718

Series 2014 A, RB(a)(g)	7.75%	11/15/2024	1,815	1,905,892

Series 2014 A, RB(a)(g)	8.00%	11/15/2024	1,355	1,425,967

Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area);
Series 2016, RB	4.90%	09/15/2024	60	59,561

Series 2016, RB	5.38%	09/15/2030	665	659,204

Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2016, Ref. RB	5.00%	05/15/2037	1,400	1,248,178

Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2017 A, RB (Acquired 12/15/2016; Cost $1,011,589)(b)(c)	6.00%	02/15/2031	1,000	550,000

Series 2017, RB (Acquired 11/05/2019; Cost $3,271,528)(b)(c)	6.38%	02/15/2041	3,000	1,650,000

Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020 B-2, Ref. RB	3.00%	11/15/2026	95	90,718

Series 2020, Ref. RB	4.00%	11/15/2027	1,000	943,351

Series 2020, Ref. RB	6.25%	11/15/2031	1,000	959,100

Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way); Series 2020 A, RB	5.75%	12/01/2054	2,355	1,530,644

Temple (City of), TX; Series 2018 A, RB	5.00%	08/01/2028	3,685	3,720,331

Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segments 3A and 3B Facility); Series 2013, RB(f)	6.75%	06/30/2043	10,000	10,017,785

Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. RB (INS - AMBAC)(d)	5.38%	11/15/2024	30	30,087

				114,635,953

Utah-2.25%
Black Desert Public Infrastructure District;
Series 2021 A, GO Bonds(e)	3.25%	03/01/2031	1,050	930,251

Series 2021 A, GO Bonds(e)	3.50%	03/01/2036	1,750	1,454,038

Mida Golf and Equestrian Center Public Infrastructure District;
Series 2021, GO Bonds(e)	4.25%	06/01/2041	2,205	1,673,055

Series 2021, GO Bonds(e)	4.50%	06/01/2051	2,500	1,745,568

Mida Mountain Village Public Infrastructure District;
Series 2020 A, RB(e)	4.25%	08/01/2035	1,645	1,468,620

Series 2020 A, RB(e)	4.50%	08/01/2040	1,205	1,008,283

Military Installation Development Authority; Series 2021 A-2, RB	4.00%	06/01/2041	1,250	975,558

Salt Lake City (City of), UT; Series 2017 A, RB(f)	5.00%	07/01/2036	3,000	3,091,785

Sienna Hills Public Infrastructure District No. 1; Series 2023 A, GO Bonds(e)	6.75%	07/01/2035	2,500	2,494,620

UIPA Crossroads Public Infrastructure District; Series 2021, RB(e)	4.13%	06/01/2041	3,000	2,619,866

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Utah-(continued)
Utah (State of) Charter School Finance Authority (Ascent Academies of Utah);
Series 2022, RB(e)	4.25%	06/15/2027	$1,810	$1,705,946

Series 2022, RB(e)	4.50%	06/15/2032	2,000	1,787,323

Series 2022, RB(e)	5.00%	06/15/2037	2,515	2,237,872

Utah (State of) Charter School Finance Authority (Freedom Academy Foundation (The)); Series 2017, Ref. RB(e)	4.50%	06/15/2027	140	135,968

Utah (State of) Charter School Finance Authority (Merit Preparatory Academy);
Series 2019 A, RB(e)	4.50%	06/15/2029	500	470,305

Series 2019 A, RB(e)	5.00%	06/15/2034	1,270	1,179,678

Utah (State of) Charter School Finance Authority (Renaissance Academy);
Series 2020, Ref. RB(e)	3.50%	06/15/2025	175	170,665

Series 2020, Ref. RB(e)	4.00%	06/15/2030	520	488,103

Series 2020, Ref. RB(e)	5.00%	06/15/2040	350	332,796

Wohali Public Infrastructure District No. 1 (Wohali Assessment Area #1); Series 2023, RB(e)	7.00%	12/01/2042	3,000	2,962,140

				28,932,440

Virgin Islands-0.23%
Matching Fund Special Purpose Securitization Corp.;
Series 2022 A, Ref. RB	5.00%	10/01/2025	1,000	1,011,647

Series 2022 A, Ref. RB	5.00%	10/01/2026	1,000	1,010,822

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. RB(f)	5.00%	09/01/2023	1,000	1,000,000

				3,022,469

Virginia-0.97%
Hanover (County of), VA Economic Development Authority (Covenant Woods); Series 2018, Ref. RB	5.00%	07/01/2038	250	234,290

Peninsula Town Center Community Development Authority;
Series 2018, Ref. RB(e)	4.00%	09/01/2023	140	140,000

Series 2018, Ref. RB(e)	4.50%	09/01/2028	1,450	1,429,795

Roanoke (City of), VA Economic Development Authority (Richfield Living); Series 2020, RB (Acquired 01/23/2020; Cost $770,000)(b)(c)	4.30%	09/01/2030	770	462,000

Virginia (Commonwealth of) Public Building Authority; Series 2022 A, RB	4.00%	08/01/2042	5,000	4,835,409

Virginia (Commonwealth of) Small Business Financing Authority (95 Express Lanes LLC); Series 2022, Ref. RB(f)	5.00%	01/01/2037	3,200	3,320,016

Virginia (Commonwealth of) Small Business Financing Authority (Covanta); Series 2018, RB(a)(e)(f)	5.00%	07/01/2038	2,310	2,132,044

				12,553,554

Washington-1.18%
Kalispel Tribe of Indians;
Series 2018 A, RB(e)	5.00%	01/01/2032	395	403,014

Series 2018 B, RB(e)	5.00%	01/01/2032	100	102,029

Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	105	104,179

King (County of), WA Housing Authority (Rural Preservation); Series 1997, RB(f)	5.75%	01/01/2028	5	5,003

King (County of), WA Public Hospital District No. 4; Series 2015 A, RB	6.25%	12/01/2045	1,700	1,666,691

Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. RB(f)	5.00%	04/01/2030	6,475	6,476,859

Washington (State of) Health Care Facilities Authority (Providence Health & Services); Series 2014 C, RB	5.00%	10/01/2044	2,000	2,000,014

Washington (State of) Housing Finance Commission (Bayview Manor Homes); Series 2016 A, Ref. RB(e)	4.00%	07/01/2026	340	323,153

Washington (State of) Housing Finance Commission (Judson Park); Series 2018, Ref. RB(e)	5.00%	07/01/2038	385	331,861

Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016, Ref. RB(e)	5.00%	01/01/2036	1,755	1,524,545

Washington (State of) Housing Finance Commission (Spokane International Academy); Series 2021 A, RB(e)	4.00%	07/01/2040	1,640	1,370,582

Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB(e)	4.50%	07/01/2028	965	880,510

				15,188,440

West Virginia-0.52%
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District); Series 2019 A, RB(b)(e)	5.75%	06/01/2042	1,000	716,061

Monogalia (County of), WV (Development Disctict No. 4 - University Town Centre); Series 2023, Ref. RB(e)	5.75%	06/01/2043	1,000	1,044,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

West Virginia-(continued)
Monongalia (County of), WV Building Commission (Monongalia Health System Obligated Group);
Series 2015, Ref. RB	5.00%	07/01/2025	$360	$361,709

Series 2015, Ref. RB	5.00%	07/01/2026	460	460,786

Series 2015, Ref. RB	5.00%	07/01/2027	560	561,586

Series 2015, Ref. RB	4.00%	07/01/2035	190	166,325

Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(e)	4.50%	06/01/2027	2,450	2,459,731

West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(b)(e)(f)	6.75%	02/01/2026	1,000	700,000

Series 2018, RB(b)(e)(f)	8.75%	02/01/2036	320	256,000

				6,726,829

Wisconsin-4.00%
Lomira (Village of), WI Community Development Authority;
Series 2018 B, Ref. RB	3.65%	10/01/2028	705	697,883

Series 2018 B, Ref. RB	3.75%	10/01/2029	175	166,399

Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community); Series 2017, Ref. RB	5.00%	06/01/2028	1,205	1,181,044

Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2028	935	893,189

Series 2019, Ref. RB	5.00%	11/01/2030	1,035	968,552

Series 2019, Ref. RB	5.00%	11/01/2039	1,000	844,162

Wisconsin (State of) Health & Educational Facilities Authority (Clement Manor, Inc.); Series 2019, Ref. RB	4.25%	08/01/2034	1,000	804,465

Wisconsin (State of) Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries); Series 2021, Ref. RB	4.00%	01/01/2037	1,470	1,193,440

Wisconsin (State of) Public Finance Authority;
Series 2020 A, RB(e)	4.00%	03/01/2030	1,810	1,681,264

Series 2022 B, RB(e)	7.00%	02/01/2028	700	688,120

Series 2022, RB(e)	5.38%	06/01/2037	670	652,494

Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB(e)	6.25%	10/01/2031	2,000	1,200,000

Wisconsin (State of) Public Finance Authority (Alamance Community School); Series 2021 A, RB(e)	5.00%	06/15/2041	510	425,757

Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB(b)(e)	6.25%	08/01/2027	500	381,875

Series 2017, RB(b)(e)	6.75%	08/01/2031	500	350,000

Wisconsin (State of) Public Finance Authority (Ascend Leadership Academy);
Series 2021 A, RB(e)	4.25%	06/15/2031	550	477,465

Series 2021 A, RB(e)	5.00%	06/15/2041	615	510,598

Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016 A, RB(e)	5.00%	06/01/2026	1,005	986,806

Wisconsin (State of) Public Finance Authority (Community School of Davidson); Series 2018, RB	5.00%	10/01/2033	390	381,240

Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, RB (Acquired 04/03/2017; Cost $1,500,000)(b)(c)(e)	5.75%	11/01/2024	1,500	900,000

Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2020 A, RB(e)	6.13%	02/01/2039	4,310	3,827,564

Series 2020, RB(e)	7.00%	02/01/2025	285	283,434

Series 2022 A, RB(e)	6.13%	02/01/2039	4,175	3,707,675

Wisconsin (State of) Public Finance Authority (Lariat); Series 2023, RB(e)(h)	0.00%	09/01/2029	2,000	1,272,996

Wisconsin (State of) Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(e)	4.38%	06/15/2029	1,470	1,402,273

Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities);
Series 2017 A, RB(f)	7.25%	06/01/2035	3,800	3,582,079

Series 2017, Ref. RB(e)(f)	7.13%	06/01/2041	155	135,519

Wisconsin (State of) Public Finance Authority (New Plan Learning, Inc.); Series 2021 A, Ref. RB	3.75%	07/01/2031	3,405	2,932,022

Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy);
Series 2019, RB(e)	4.00%	06/15/2029	485	454,399

Series 2019, RB(e)	5.00%	06/15/2039	440	406,894

Series 2019, RB(e)	5.00%	06/15/2049	540	470,194

Wisconsin (State of) Public Finance Authority (Proton International);
Series 2021 A, RB(e)	5.50%	01/01/2031	5,375	4,643,705

Series 2021 A, RB(e)	6.50%	01/01/2041	3,110	2,436,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Wisconsin-(continued)
Wisconsin (State of) Public Finance Authority (Quality Education Academy); Series 2023, RB(e)	6.00%	07/15/2043	$690	$682,056

Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2022, RB(e)(g)	4.00%	04/01/2032	15	15,563

Series 2022, RB(e)	4.00%	04/01/2032	860	810,931

Wisconsin (State of) Public Finance Authority (Searstone CCRC); Series 2021 A, Ref. RB(e)	4.00%	06/01/2036	1,500	1,266,316

Wisconsin (State of) Public Finance Authority (Uwharrie Charter Academy); Series 2022 A, RB(e)	4.50%	06/15/2032	500	462,885

Wisconsin (State of) Public Finance Authority (WhiteStone); Series 2017, Ref. RB(e)	4.00%	03/01/2027	910	898,920

Wisconsin (State of) Public Finance Authority (Wingate University);
Series 2018 A, Ref. RB	5.25%	10/01/2029	1,825	1,863,834

Series 2018 A, Ref. RB	5.25%	10/01/2030	1,925	1,963,808

Series 2018 A, Ref. RB	5.25%	10/01/2031	1,030	1,049,491

Series 2018 A, Ref. RB	5.25%	10/01/2032	720	732,063

Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB(e)	5.25%	12/01/2039	1,000	841,094

				51,526,670

Total Municipal Obligations (Cost $1,363,551,138)				1,286,676,012

U.S. Dollar Denominated Bonds & Notes-0.29%
California-0.29%
CalPlant I LLC;
Series 21A(b)(e)(l)	9.50%	03/31/2024	255	255,000

Series 21B(b)(e)(l)	9.50%	03/31/2024	955	955,000

Series 22A(b)(e)(l)	9.50%	03/31/2024	530	530,000

Series 22B(b)(e)(l)	9.50%	03/31/2024	45	45,000

Series 22C(b)(e)(l)	9.50%	03/31/2024	345	345,000

Series 22X(b)(e)(l)	9.50%	03/31/2024	520	520,000

Series 23A(b)(e)(l)	9.50%	03/31/2024	180	180,000

Series 23B(b)(e)(l)	9.50%	03/31/2024	165	165,000

Series 23C(b)(e)(l)	9.50%	03/31/2024	260	260,000

Series 23D (Acquired 05/04/2023; Cost $225,000)(b)(c)(e)(l)	9.50%	03/31/2024	225	225,000

Series 23E(b)(e)(l)	9.50%	03/31/2024	255	255,000

Total U.S. Dollar Denominated Bonds & Notes (Cost $3,735,000)				3,735,000

			Shares
Common Stocks & Other Equity Interests-0.00%
Resolute Forest Products, Inc. (Cost $9,595)(l)			6,757	9,595

TOTAL INVESTMENTS IN SECURITIES(o)-100.12% (Cost $1,367,295,733)				1,290,420,607

FLOATING RATE NOTE OBLIGATIONS-(1.00)%
Notes with interest and fee rates ranging from 4.61% to 4.62% at 08/31/2023 and contractual maturities of collateral ranging from 05/01/2025 to 06/15/2031 (See Note 1J)(p)				(12,945,000)

BORROWINGS-(0.19)%				(2,500,000)

OTHER ASSETS LESS LIABILITIES-1.07%				13,876,834

NET ASSETS-100.00%				$1,288,852,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Short Duration High Yield Municipal Fund

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
FGIC	- Financial Guaranty Insurance Company
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SGI	- Syncora Guarantee, Inc.
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2023 was $26,604,224, which represented 2.06% of the Fund’s Net Assets.

(c)	Restricted security. The aggregate value of these securities at August 31, 2023 was $22,809,386, which represented 1.77% of the Fund’s Net Assets.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $327,508,711, which represented 25.41% of the Fund’s Net Assets.

(f)	Security subject to the alternative minimum tax.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Zero coupon bond issued at a discount.
(i)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $10,940,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(j)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(n)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(o)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at August 31, 2023. At August 31, 2023, the Fund’s investments with a value of $18,364,920 are held by TOB Trusts and serve as collateral for the $12,945,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Short Duration High Yield Municipal Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $1,367,295,733)	$1,290,420,607

Receivable for:
Investments sold	7,147,696

Fund shares sold	1,398,169

Interest	19,063,240

Investments matured, at value (Cost $13,724,675)	4,475,566

Investment for trustee deferred compensation and retirement plans	87,032

Other assets	231,280

Total assets	1,322,823,590

Liabilities:
Floating rate note obligations	12,945,000

Payable for:
Borrowings	2,500,000

Investments purchased	6,388,950

Dividends	1,690,617

Fund shares reacquired	5,823,977

Amount due custodian	340,508

Due to broker	3,480,000

Accrued fees to affiliates	503,255

Accrued interest expense	27,207

Accrued trustees’ and officers’ fees and benefits	2,055

Accrued other operating expenses	182,548

Trustee deferred compensation and retirement plans	87,032

Total liabilities	33,971,149

Net assets applicable to shares outstanding	$1,288,852,441

Net assets consist of:

Shares of beneficial interest	$1,868,789,331

Distributable earnings (loss)	(579,936,890)

$1,288,852,441

Net Assets:
Class A	$784,121,630

Class C	$55,464,053

Class Y	$414,180,098

Class R5	$9,292

Class R6	$35,077,368

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	85,390,403

Class C	6,047,537

Class Y	45,078,391

Class R5	1,004

Class R6	3,815,040

Class A:
Net asset value per share	$9.18

Maximum offering price per share (Net asset value of $9.18 ÷ 97.50%)	$9.42

Class C:
Net asset value and offering price per share	$9.17

Class Y:
Net asset value and offering price per share	$9.19

Class R5:
Net asset value and offering price per share	$9.25

Class R6:
Net asset value and offering price per share	$9.19

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Short Duration High Yield Municipal Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:

Interest	$67,311,422

Expenses:
Advisory fees	5,633,485

Administrative services fees	208,220

Custodian fees	20,549

Distribution fees:
Class A	2,118,352

Class C	663,023

Interest, facilities and maintenance fees	1,369,331

Transfer agent fees – A, C and Y	1,134,912

Transfer agent fees – R5	2,713

Transfer agent fees – R6	5,088

Trustees’ and officers’ fees and benefits	28,564

Registration and filing fees	194,690

Reports to shareholders	67,061

Professional services fees	504,965

Other	122,953

Total expenses	12,073,906

Less: Expense offset arrangement(s)	(5,101)

Net expenses	12,068,805

Net investment income	55,242,617

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(1,858,304))	(158,425,651)

Futures contracts	714,029

(157,711,622)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	96,490,240

Futures contracts	(381,716)

96,108,524

Net realized and unrealized gain (loss)	(61,603,098)

Net increase (decrease) in net assets resulting from operations	$(6,360,481)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Short Duration High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:
Net investment income	$55,242,617	$47,478,640

Net realized gain (loss)	(157,711,622)	(27,843,584)

Change in net unrealized appreciation (depreciation)	96,108,524	(129,965,122)

Net increase (decrease) in net assets resulting from operations	(6,360,481)	(110,330,066)

Distributions to shareholders from distributable earnings:
Class A	(31,652,194)	(32,038,329)

Class C	(1,959,484)	(2,303,684)

Class Y	(17,991,536)	(16,315,132)

Class R5	(105,308)	(439,600)

Class R6	(1,365,023)	(980,820)

Total distributions from distributable earnings	(53,073,545)	(52,077,565)

Share transactions–net:
Class A	(94,739,187)	81,054,772

Class C	(18,531,139)	(6,882,430)

Class Y	(63,922,605)	180,742,643

Class R5	(9,611,316)	(3,413,519)

Class R6	5,479,781	13,644,959

Net increase (decrease) in net assets resulting from share transactions	(181,324,466)	265,146,425

Net increase (decrease) in net assets	(240,758,492)	102,738,794

Net assets:
Beginning of year	1,529,610,933	1,426,872,139

End of year	$1,288,852,441	$1,529,610,933

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Short Duration High Yield Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)

Class A
Year ended 08/31/23	$ 9.58	$0.36	$(0.41)	$(0.05)	$(0.35)	$ 9.18	(0.54)%	$784,122	0.91%	0.91%	0.81%	3.86%	33%
Year ended 08/31/22	10.67	0.32	(1.06)	(0.74)	(0.35)	9.58	(7.07)	914,354	0.84	0.84	0.77	3.13	26
Year ended 08/31/21	10.17	0.34	0.51	0.85	(0.35)	10.67	8.50	933,441	0.86	0.86	0.79	3.25	19
Year ended 08/31/20	10.86	0.37	(0.71)	(0.34)	(0.35)	10.17	(3.19)	826,655	0.84	0.88	0.79	3.59	49
Year ended 08/31/19	10.48	0.36	0.37	0.73	(0.35)	10.86	7.09	193,076	0.86	0.98	0.79	3.40	24

Class C
Year ended 08/31/23	9.56	0.29	(0.40)	(0.11)	(0.28)	9.17	(1.19)	55,464	1.66	1.66	1.56	3.11	33
Year ended 08/31/22	10.65	0.24	(1.06)	(0.82)	(0.27)	9.56	(7.79)	76,878	1.59	1.59	1.52	2.38	26
Year ended 08/31/21	10.16	0.26	0.50	0.76	(0.27)	10.65	7.60	92,982	1.61	1.61	1.54	2.50	19
Year ended 08/31/20	10.84	0.29	(0.70)	(0.41)	(0.27)	10.16	(3.84)	167,426	1.59	1.63	1.54	2.84	49
Year ended 08/31/19	10.46	0.28	0.37	0.65	(0.27)	10.84	6.29	52,195	1.61	1.73	1.54	2.65	24

Class Y
Year ended 08/31/23	9.58	0.38	(0.40)	(0.02)	(0.37)	9.19	(0.18)	414,180	0.66	0.66	0.56	4.11	33
Year ended 08/31/22	10.67	0.34	(1.06)	(0.72)	(0.37)	9.58	(6.84)	497,651	0.59	0.59	0.52	3.38	26
Year ended 08/31/21	10.18	0.37	0.50	0.87	(0.38)	10.67	8.66	365,892	0.61	0.61	0.54	3.50	19
Year ended 08/31/20	10.87	0.40	(0.72)	(0.32)	(0.37)	10.18	(2.94)	280,243	0.59	0.63	0.54	3.84	49
Year ended 08/31/19	10.48	0.39	0.37	0.76	(0.37)	10.87	7.45	216,579	0.61	0.73	0.54	3.65	24

Class R5
Year ended 08/31/23	9.60	0.39	(0.37)	0.02	(0.37)	9.25	0.25	9	0.68	0.68	0.58	4.10	33
Year ended 08/31/22	10.70	0.35	(1.08)	(0.73)	(0.37)	9.60	(6.93)	9,800	0.62	0.62	0.55	3.35	26
Year ended 08/31/21	10.20	0.37	0.51	0.88	(0.38)	10.70	8.78	14,437	0.61	0.61	0.54	3.50	19
Year ended 08/31/20	10.88	0.40	(0.71)	(0.31)	(0.37)	10.20	(2.83)	10	0.57	0.57	0.52	3.86	49
Year ended 08/31/19	10.49	0.39	0.37	0.76	(0.37)	10.88	7.44	11	0.61	0.68	0.54	3.65	24

Class R6
Year ended 08/31/23	9.59	0.39	(0.41)	(0.02)	(0.38)	9.19	(0.22)	35,077	0.60	0.60	0.50	4.18	33
Year ended 08/31/22	10.68	0.35	(1.06)	(0.71)	(0.38)	9.59	(6.77)	30,929	0.53	0.53	0.46	3.44	26
Year ended 08/31/21	10.19	0.37	0.51	0.88	(0.39)	10.68	8.73	20,121	0.54	0.54	0.47	3.57	19
Year ended 08/31/20	10.88	0.40	(0.72)	(0.32)	(0.37)	10.19	(2.94)	12,639	0.57	0.57	0.52	3.86	49
Year ended 08/31/19	10.49	0.39	0.37	0.76	(0.37)	10.88	7.44	15,350	0.61	0.68	0.54	3.65	24

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2020, the portfolio turnover calculation excludes the value of securities purchased of $1,007,963,117 in connection with the acquisition of Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Short Duration High Yield Municipal Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Short Duration High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income

33	Invesco Short Duration High Yield Municipal Fund

and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The

34	Invesco Short Duration High Yield Municipal Fund

embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

35	Invesco Short Duration High Yield Municipal Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $100 million	0.483%
Next $150 million	0.433%
Next $250 million	0.408%
Next $4.5 billion	0.383%
Next $5 billion	0.373%
Over $10 billion	0.353%

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $769 in front-end sales commissions from the sale of Class A shares and $84,739 and $3,251 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3– Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

36	Invesco Short Duration High Yield Municipal Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$1,286,580,657	$95,355	$1,286,676,012

U.S. Dollar Denominated Bonds & Notes	–	–	3,735,000	3,735,000

Common Stocks & Other Equity Interests	–	–	9,595	9,595

Total Investments in Securities	–	1,286,580,657	3,839,950	1,290,420,607

Other Investments - Assets

Investments Matured	–	4,475,566	–	4,475,566

Total Investments	$–	$1,291,056,223	$3,839,950	$1,294,896,173

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Interest
Rate Risk

Realized Gain:
Futures contracts	$ 714,029

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(381,716)

Total	$ 332,313

The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts

Average notional value	$38,208,962

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended August 31, 2023, the Fund engaged in securities purchases of $7,810,846 and securities sales of $25,099,479, which resulted in net realized gains (losses) of $(1,858,304).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,101.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

37	Invesco Short Duration High Yield Municipal Fund

During the year ended August 31, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $2,528,493 with an average interest rate of 4.77%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended August 31, 2023 were $14,647,692 and 4.44%, respectively.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$582,255	$52,077,565

Ordinary income-tax-exempt	52,491,290	–

Total distributions	$53,073,545	$52,077,565

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$6,472,881

Net unrealized appreciation (depreciation) – investments	(87,185,383)

Temporary book/tax differences	(81,803)

Capital loss carryforward	(499,142,585)

Shares of beneficial interest	1,868,789,331

Total net assets	$1,288,852,441

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$67,744,687	$431,397,898	$499,142,585

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $444,004,552 and $576,277,845, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 12,321,835

Aggregate unrealized (depreciation) of investments	(99,507,218)

Net unrealized appreciation (depreciation) of investments	$ (87,185,383)

Cost of investments for tax purposes is $1,382,081,556.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds and amortization and accretion on debt securities, on August 31, 2023, undistributed net investment income was increased by $11,973,733, undistributed net realized gain (loss) was decreased by $11,873,302 and shares of beneficial interest was decreased by $100,431. This reclassification had no effect on the net assets of the Fund.

38	Invesco Short Duration High Yield Municipal Fund

NOTE 12–Share Information

	Summary of Share Activity

	Year ended August 31, 2023(a)		Year ended August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	30,597,276	$284,779,360	34,556,377	$346,153,124

Class C	1,583,339	14,730,603	2,533,501	25,306,548

Class Y	28,101,189	261,582,488	45,685,270	456,750,375

Class R5	-	-	6,348	67,589

Class R6	3,201,975	29,861,840	3,178,747	31,754,461

Issued as reinvestment of dividends:
Class A	2,150,104	19,975,198	1,993,380	20,154,927

Class C	150,504	1,396,812	162,500	1,645,038

Class Y	1,057,979	9,834,306	962,662	9,693,037

Class R5	277	2,588	942	9,529

Class R6	107,836	1,003,472	66,516	668,645

Automatic conversion of Class C shares to Class A shares:
Class A	780,861	7,266,768	898,628	9,081,040

Class C	(781,742)	(7,266,768)	(899,832)	(9,081,040)

Reacquired:
Class A	(43,626,859)	(406,760,513)	(29,478,381)	(294,334,319)

Class C	(2,943,363)	(27,391,786)	(2,486,886)	(24,752,976)

Class Y	(36,016,747)	(335,339,399)	(28,989,895)	(285,700,769)

Class R5	(1,019,575)	(9,613,904)	(336,298)	(3,490,637)

Class R6	(2,720,089)	(25,385,531)	(1,903,335)	(18,778,147)

Net increase (decrease) in share activity	(19,377,035)	$(181,324,466)	25,950,244	$265,146,425

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

39	Invesco Short Duration High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Duration High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration High Yield Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the five years in the period ended August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian, portfolio company investee and brokers; when replies were not received from portfolio company investee or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

40	Invesco Short Duration High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,004.80	$4.65	$1,020.57	$4.69	0.92%
Class C	1,000.00	1,001.00	8.42	1,016.79	8.49	1.67
Class Y	1,000.00	1,006.10	3.39	1,021.83	3.41	0.67
Class R5	1,000.00	1,010.50	6.28	1,018.95	6.31	1.24
Class R6	1,000.00	1,006.50	3.09	1,022.13	3.11	0.61

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

41	Invesco Short Duration High Yield Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration High Yield Municipal Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Short Duration High Yield Municipal Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted

42	Invesco Short Duration High Yield Municipal Fund

that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective May 2020. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E. Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with

Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

43	Invesco Short Duration High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	100.00%
Tax-Exempt Interest Dividends*	98.90%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

44	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Short Duration High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Short Duration High Yield Municipal Fund

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Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

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Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	SDHYM-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco Short Term Municipal Fund

Nasdaq:

A: ORSTX ∎ Y: ORSYX ∎ R6: STMUX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

6	Liquidity Risk Management Program

8	Schedule of Investments

26	Financial Statements

29	Financial Highlights

30	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Fund Expenses

37	Approval of Investment Advisory and Sub-Advisory Contracts

40	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended August 31, 2023, Class A shares of Invesco Short Term Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond Short Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 8/31/22 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.05%
Class Y Shares	2.30
Class R6 Shares	2.10
S&P Municipal Bond Short Index▼	1.58

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal year, investment grade municipal bonds returned 1.71%, high yield municipal bonds returned 0.52% and taxable municipal bonds returned -0.12%.1

 The municipal market set near record lows in 2022, marking the second worst calendar year return, preceded by 1981, making it one of the most challenging years in history.1 After the US Federal Reserve’s (the Fed’s) December meeting, the AAA† municipal yield curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. An inversion on the short end continued through the rest of the fiscal year.

 Investors remained hopeful for the 2023 calendar year, despite concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

 Debt ceiling concerns dominated most of the second quarter of 2023. The US government might have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been made in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the “Fiscal Responsibility Act,” an agreement which suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

 In its efforts to rein in inflation without harming employment or the overall economy, the Fed continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate seven times over the fiscal year bringing the target rate to

5.50%, as of the end of August.2 The Federal Open Market Committee explained its commitment to returning inflation to its 2% objective while continuing to assess a wide range of information, including labor market conditions, inflation pressures and expectations and financial and international developments.2

 New issuance for the fiscal year totaled $338 billion, down 23% from the previous year’s $441 billion.1 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates.

 Record-breaking inflows reported in 2021 were followed by record breaking outflows totaling $122 billion in 2022. This trend has continued into 2023 and outflows from municipal funds have totaled $7.6 billion for the calendar year.3

 Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes. During the second quarter of 2023, S&P’s rating activity was quite positive with 465 ratings upgraded versus 76 downgraded, translating to more than six upgrades for every downgrade.4 This marks the ninth consecutive quarter of overall credit quality improvement. This positive dynamic likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds, including tax-exempt income, low correlations to other asset classes and low default rates, will again drive demand once the current market volatility and economic uncertainty has subsided. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

 During the fiscal year, overweight allocations to the public power and higher education sectors contributed to relative return. Overweight exposure to bonds rated BB and

BBB† credits also added to relative performance. On a regional level, overweight exposure to credits domiciled in Pennsylvania and Texas contributed to relative performance.

 Security selection in dedicated tax and local general obligation bonds detracted from relative performance over the fiscal year. Underweight exposure to non-rated† bonds also detracted from relative performance. On a regional level, underweight exposure to bonds domiciled in Puerto Rico detracted from relative performance.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco SMA Municipal Bond Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: US Federal Reserve

3	Source: Lipper Inc.

4	Source: Standard & Poor’s

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select ’Understanding Credit Ratings’ under ’About Ratings’ on the homepage. For more information on Moody’s rating methodology, please visit www.ratings.moodys.com and select ’Rating Methodologies’ on the homepage.

Portfolio manager(s):

Michael Magee

Tim O’Reilly

Mark Paris

Rebecca Setcavage

Julius Williams

2	Invesco Short Term Municipal Fund

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Term Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 8/31/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Term Municipal Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (12/6/10)	1.87%
10 Years	1.67
5 Years	1.42
1 Year	2.05

Class Y Shares
Inception (12/6/10)	2.11%
10 Years	1.92
5 Years	1.67
1 Year	2.30

Class R6 Shares
10 Years	1.83%
5 Years	1.74
1 Year	2.10

Effective May 24, 2019, Class A and Class Y shares of the Oppenheimer Short Term Municipal Fund, (the predecessor fund), were reorganized into Class A and Class Y shares, respectively, of the Invesco Oppenheimer Short Term Municipal Fund. The Fund was subsequently renamed the Invesco Short Term Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A and Class Y shares are those for Class A and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A, Class Y and Class R6 shares do not have a front-end sales charge or a contingent deferred sales charge (CDSC); therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Short Term Municipal Fund

Supplemental Information

Invesco Short Term Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Short Index tracks fixed-rate tax-free bonds and bonds subject to the alternative minimum tax (AMT) that have maturities between six months and four years.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements, including the terms of the Fund’s credit facility, the financial health of the institution providing the credit facility and the fact that the credit facility is shared among multiple funds. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program

Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Term Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	63.69%

Other	19.62

General Obligation Bonds	14.24

Pre-Refunded Bonds	2.45

Top Five Debt Holdings

		% of total net assets

1.	Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University), Series 2015 B, VRD RB	2.48%

2.	Rib Floater Trust, Series 2022-006, VRD RB	1.99

3.	Main Street Natural Gas, Inc., Subseries 2018 D, RB	1.65

4.	Main Street Natural Gas, Inc., Series 2018 A, RB	1.54

5.	Mizuho Floater/Residual Trust, Series 2020- MIZ9027, VRD Revenue Ctfs.	1.39

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2023.

7	Invesco Short Term Municipal Fund

Schedule of Investments

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–97.14%
Alabama–1.27%

Alabama (City of), AL Industrial Development Board; Series 2009, VRD RB(a)	3.05%	06/01/2034	$8,600	$ 8,600,000

Baldwin (County of), AL Public Building Authority (DHR); Series 2007 A, Revenue Wts. (INS - SGI)(b)	4.38%	06/01/2028	10	10,007

Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(c)	4.00%	12/01/2025	5,000	4,959,963

Black Belt Energy Gas District (The) (No. 5); Series 2020 A-1, RB(c)	4.00%	10/01/2026	7,000	6,914,867

UAB Medicine Finance Authority; Series 2016 B, Ref. RB	5.00%	09/01/2035	2,500	2,579,283

				23,064,120

Alaska–0.16%

Matanuska-Susitna (Borough of), AK; Series 2014 B, GO Bonds	5.00%	11/01/2026	1,000	1,009,786

Northern Tobacco Securitization Corp.; Series 2021 B-1, Ref. RB	4.00%	06/01/2050	2,010	1,964,650

				2,974,436

Arizona–1.83%

Arizona (State of) Game & Fish Department & Commission; Series 2006, RB	5.00%	07/01/2032	105	105,106

Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2027	100	101,487

Chandler (City of), AZ Industrial Development Authority (Intel Corp.); Series 2022, RB(c)(d)	5.00%	09/01/2027	10,000	10,294,883

Glendale Municipal Property Corp.;

Series 2012 B, Ref. RB	5.00%	07/01/2025	1,000	1,001,011

Series 2012 B, Ref. RB	5.00%	07/01/2029	3,550	3,553,914

Series 2012 B, Ref. RB	5.00%	07/01/2033	570	570,557

Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group); Series 2023 A-1, RB(c)	5.00%	05/15/2026	5,000	5,182,482

Maricopa County School District No. 7; Series 2009 B, GO Bonds (INS - AGM)(b)	4.50%	07/01/2024	10	10,007

Phoenix Civic Improvement Corp.; Series 2017, Ref. RB	5.00%	07/01/2037	5,000	5,187,345

Pima (County of), AZ; Series 2014, RB	5.00%	07/01/2028	745	745,827

Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(e)	5.00%	09/01/2026	80	79,126

Pima (County of), AZ Industrial Development Authority (Paideia Academies (The)); Series 2019, RB	4.13%	07/01/2029	185	172,548

Salt Verde Financial Corp.; Series 2007, RB	5.25%	12/01/2025	4,000	4,072,958

Sun Devil Energy Center LLC; Series 2008, Ref. RB	5.00%	07/01/2027	100	100,113

Sun Devil Energy Center LLC (Arizona State University); Series 2008, Ref. RB	5.00%	07/01/2030	155	155,157

University of Arizona (The) (Stimulus Plan for Economic and Educational Development); Series 2014, RB	5.00%	08/01/2034	920	927,167

University of Arizona Board of Regents (Arizona Biomedical Research Collaborative Building); Series 2006, COP (INS - AMBAC)(b)	4.38%	06/01/2024	10	10,008

Westpark Community Facility District; Series 2016, Ref. GO Bonds	4.00%	07/15/2025	670	662,544

Yavapai (County of), AZ Industrial Development Authority; Series 2015 A, Ref. RB(e)	3.90%	09/01/2024	185	182,535

Yavapai (County of), AZ Industrial Development Authority (The) (Yavapai Regional Medical Center); Series 2013 A, Ref. RB	5.00%	08/01/2028	100	100,031

				33,214,806

California–2.69%

Alameda (County of), CA Joint Powers Authority (Multiple Capital);

Series 2013 A, RB	5.00%	12/01/2033	3,465	3,474,771

Series 2013 A, RB	5.00%	12/01/2034	1,865	1,871,430

Alhambra (City of), CA (Police Facilities Assessment District No. 91-1); Series 1992, COP (INS - AMBAC)(b)	6.75%	09/01/2023	2,000	2,000,000

Anaheim (City of), CA Public Financing Authority; Series 1997 A, RB (INS - AGM)(b)	6.00%	09/01/2024	1,265	1,280,617

Beaumont (City of), CA Financing Authority (Improvement Area No. 17A); Series 2013 B, RB(f)	5.00%	09/01/2023	475	475,000

California (State of);

Series 2012, GO Bonds (INS - AGM)(b)	4.00%	09/01/2037	1,000	987,663

Series 2012, Ref. GO Bonds	5.00%	09/01/2025	10	10,015

Series 2013, Ref. GO Bonds	5.00%	10/01/2026	5	5,008

California (State of) Health Facilities Financing Authority (Adventist Health System); Series 2013 A, RB	5.00%	03/01/2025	2,720	2,720,634

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)

California (State of) Health Facilities Financing Authority (City of Hope); Series 2012 A, RB	5.00%	11/15/2024	$100	$ 100,113

California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2024	405	405,256

California (State of) Health Facilities Financing Authority (Sutter Health);

Series 2017 A, Ref. RB	5.00%	11/15/2032	1,285	1,377,168

Series 2018 A, RB	5.00%	11/15/2032	1,230	1,318,223

California (State of) Housing Finance Agency (Social Certificates);

Series 2021-2A, Revenue Ctfs. (CEP - FHLMC)	3.75%	03/25/2035	3,905	3,753,508

Series 2023-1, RB	4.38%	09/20/2036	2,496	2,427,607

California (State of) Municipal Finance Authority (Waste Management, Inc.); Series 2022 A, RB(c)(d)	4.13%	10/01/2025	5,000	5,010,636

California (State of) Public Finance Authority (Enso Village) (Green Bonds); Series 2021 B-3, RB(e)	2.13%	11/15/2027	6,000	5,824,428

California (State of) Public Works Board (California Community Colleges); Series 2005 E, RB (INS - NATL)(b)	4.50%	10/01/2026	170	170,161

California (State of) Public Works Board (Various Capital); Series 2013 I, RB	5.50%	11/01/2031	2,000	2,005,933

Glendale (City of), CA;

Series 2013, RB	5.00%	02/01/2027	125	125,121

Series 2013, Ref. RB	5.00%	02/01/2030	175	175,158

Howell Mountain Elementary School District (Election of 2005); Series 2007, GO Bonds (INS - AGM)(b)(g)	0.00%	08/01/2027	695	595,072

Imperial Irrigation District;

Series 2012 A, Ref. RB	5.00%	11/01/2024	325	325,387

Series 2012 A, Ref. RB	5.00%	11/01/2027	225	225,265

Lodi (City of), CA; Series 2004 A, COP (INS - NATL)(b)	4.75%	10/01/2024	10	10,010

Long Beach Unified School District;

Series 2012, Ref. GO Bonds	5.00%	08/01/2025	675	675,760

Series 2012, Ref. GO Bonds	5.00%	08/01/2028	775	780,697

Series 2012, Ref. GO Bonds	5.00%	08/01/2029	100	100,116

Modesto (City of), CA (Golf Course); Series 1993 B, COP (INS - NATL)(b)	5.00%	11/01/2023	5	4,991

Northern California Tobacco Securitization Authority; Series 2021 B-1, Ref. RB	4.00%	06/01/2049	1,050	1,026,806

Pasadena (City of), CA; Series 2013 A, Ref. RB	5.00%	06/01/2030	320	320,341

Peninsula Corridor Joint Powers Board; Series 2019 A, Ref. RB	5.00%	10/01/2044	1,285	1,317,443

San Francisco (City & County of), CA; Series 2015 R-1, Ref. GO Bonds	5.00%	06/15/2025	370	370,328

San Francisco (City & County of), CA (Multiple Capital Imporovement); Series 2012 A, COP	5.00%	04/01/2031	250	250,303

San Jose (City of), CA; Series 2017 B, Ref. RB	5.00%	03/01/2042	3,730	3,866,322

University of California; Series 2023 BP-2, Ref. VRD RB(a)	1.80%	05/15/2048	3,550	3,550,000

				48,937,291

Colorado–1.65%

Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 B, RB	2.13%	05/15/2028	1,000	904,029

Colorado (State of) Regional Transportation District;

Series 2013 A, Ref. COP	5.00%	06/01/2024	2,315	2,318,522

Series 2013, Ref. COP	5.00%	06/01/2026	1,440	1,440,962

Colorado (State of) Regional Transportation District (Fastracks); Series 2016 A, RB	5.00%	11/01/2036	2,715	2,826,531

Colorado Springs (City of), CO; Series 2013 A, Ref. RB(c)(f)	5.00%	11/29/2023	1,160	1,163,569

Denver (City & County of), CO;

Series 2013 B, RB	5.00%	11/15/2025	100	100,203

Series 2013 B, RB	5.25%	11/15/2026	2,390	2,396,644

Denver City & County School District No. 1; Series 2013 C, COP	5.00%	12/15/2024	100	100,424

Larimer County School District No. R-1 Poudre; Series 2018, GO Bonds	5.00%	12/15/2039	2,660	2,809,002

Public Authority for Colorado Energy; Series 2008, RB	6.13%	11/15/2023	440	441,658

Rib Floater Trust; Series 2022-004, VRD RB (LOC - Barclays Bank PLC)(a)(e)(h)	4.36%	02/01/2046	15,500	15,500,000

				30,001,544

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–1.56%

Connecticut (State of);

Series 2013 A, RB	5.00%	10/01/2025	$565	$ 565,585

Series 2013 A, RB	5.00%	10/01/2028	350	350,344

Series 2013 A, RB	5.00%	10/01/2031	1,175	1,176,004

Series 2016 A, GO Bonds	5.00%	03/15/2032	3,280	3,405,754

Series 2018 C, GO Bonds	4.00%	06/15/2024	10,000	10,056,930

Connecticut (State of) (Transportation Infrastructure); Series 2013 A, RB	5.00%	10/01/2024	275	275,316

Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare);

Series 2014 E, RB	5.00%	07/01/2025	125	126,296

Series 2014 E, RB	5.00%	07/01/2026	1,000	1,009,678

Connecticut (State of) Health & Educational Facilities Authority (New Haven Hospital);

Series 2013 N, RB	5.00%	07/01/2027	225	225,182

Series 2014 A, RB	5.00%	07/01/2032	10,650	10,753,776

South Central Connecticut Regional Water Authority; Twenty Ninth Series 2014, Ref. RB	5.00%	08/01/2025	500	500,574

Willington (Town of), CT; Series 2006, GO Bonds (INS - AGM)(b)	4.00%	12/01/2023	5	5,003

				28,450,442

Delaware–0.02%

Delaware (State of) River & Bay Authority; Series 2014 C, Ref. RB	5.00%	01/01/2028	400	401,893

District of Columbia–0.53%

District of Columbia;

Series 2012, RB	5.00%	12/01/2024	280	280,378

Series 2012, RB	5.00%	12/01/2026	100	100,116

District of Columbia (Children’s Hospital Obligated Group); Series 2015, Ref. RB	5.00%	07/15/2040	3,190	3,216,519

Washington Metropolitan Area Transit Authority;

Series 2017 B, RB	5.00%	07/01/2029	1,110	1,179,259

Series 2017 B, RB	5.00%	07/01/2042	3,750	3,867,873

Series 2018, RB	5.00%	07/01/2037	1,000	1,038,514

				9,682,659

Florida–4.68%

Board of Governors of Florida Atlantic University; Series 2016 A, Ref. RB	5.00%	07/01/2031	1,000	1,037,066

Broward (County of), FL;

Series 2012 Q-1, RB	5.00%	10/01/2024	1,850	1,851,526

Series 2013 B, RB	5.00%	10/01/2026	260	260,217

Broward (County of), FL (Parks & Land Preservation); Series 2012, Ref. GO Bonds	5.00%	01/01/2024	1,500	1,503,405

Broward (County of), FL School Board; Series 2016 A, Ref. COP	5.00%	07/01/2032	1,115	1,154,302

Capital Trust Agency, Inc. (Gardens Apartements); Series 2015 A, RB	3.50%	07/01/2025	440	379,754

Central Florida Expressway Authority; Series 2017, Ref. RB	5.00%	07/01/2037	1,325	1,384,327

Florida Housing Finance Corp.; Series 2015 A, RB (CEP - GNMA)	3.65%	07/01/2041	465	443,383

Florida Housing Finance Corp. (Social Bonds); Series 2022-3, RB (CEP - GNMA)	5.50%	01/01/2054	4,395	4,583,091

Gainesville (City of), FL;

Series 2012 B, Ref. VRD RB(a)	3.00%	10/01/2042	10,600	10,600,000

Series 2017 A, RB	5.00%	10/01/2031	1,265	1,356,511

Greater Orlando Aviation Authority; Series 2016 B, RB	5.00%	10/01/2039	2,375	2,445,029

Hialeah (City of), FL Utility System;

Series 2022, Ref. RB	5.00%	10/01/2033	1,970	2,195,505

Series 2022, Ref. RB	5.00%	10/01/2035	2,170	2,394,372

JEA Electric System;

Series 2017 B, Ref. RB	5.00%	10/01/2031	7,935	8,477,136

Series 2017 B, Ref. RB	5.00%	10/01/2032	1,300	1,387,885

Miami (City of) & Dade (County of), FL School Board;

Series 2014 D, Ref. COP	5.00%	11/01/2030	1,860	1,886,624

Series 2014 D, Ref. COP	5.00%	11/01/2031	1,420	1,440,326

Series 2016, GO Bonds	5.00%	03/15/2037	2,000	2,046,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)

Miami-Dade (County of), FL;

Series 2012 B, Ref. RB	5.00%	10/01/2024	$1,285	$ 1,286,135

Series 2014, RB	5.00%	10/01/2032	1,160	1,171,507

Series 2015 B, Ref. GO Bonds	5.00%	07/01/2029	1,105	1,122,800

Series 2019, RB	5.00%	10/01/2043	2,400	2,490,304

Series 2023 B, Ref. RB	5.00%	10/01/2037	4,500	4,849,189

Miami-Dade (County of), FL Educational Facilities Authority (University of Miami);

Series 2012 A, RB	5.00%	04/01/2024	250	250,703

Series 2012 A, RB	5.00%	04/01/2027	525	526,613

Series 2012 A, RB	5.00%	04/01/2028	1,500	1,504,605

Miami-Dade (County of), FL Expressway Authority;

Series 2010 A, RB	5.00%	07/01/2040	10,000	10,002,193

Series 2014 B, Ref. RB	5.00%	07/01/2025	300	303,355

Miami-Dade (County of), FL Housing Finance Authority (Palm Lakes); Series 2012, RB (LOC - Fannie Mae)(h)	4.05%	01/15/2028	8,355	8,381,694

Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group);

Series 2023 A, RB	5.00%	10/01/2035	1,000	1,101,375

Series 2023 A, RB	5.00%	10/01/2036	710	772,351

Orlando (City of), FL; Series 2013, Ref. RB	5.00%	10/01/2027	750	750,904

Polk (County of), FL;

Series 2012, Ref. RB	5.00%	10/01/2024	125	125,149

Series 2012, Ref. RB	5.00%	10/01/2025	165	165,918

Pompano Beach (City of), FL (John Knox Village);

Series 2021 B-1, RB	2.00%	01/01/2029	1,545	1,325,460

Series 2021 B-2, RB	1.45%	01/01/2027	2,080	1,858,851

Sarasota (County of), FL Public Hospital District (Sarasota Memorial Hospital); Series 1998 B, Ref. RB (INS - NATL)(b)	5.25%	07/01/2024	125	126,643

St. Johns (County of), FL Industrial Development Authority (Vicar’s Landing); Series 2021, Ref. RB	4.00%	12/15/2023	120	119,597

Sunrise Lakes Phase 4 Recreation District; Series 2008, Ref. GO Bonds (INS - AGC)(b)	4.13%	08/01/2024	20	20,011

				85,082,162

Georgia–6.40%

Atlanta (City of), GA; Series 2014 A, Ref. RB	5.00%	01/01/2032	5,490	5,514,651

Burke (County of), GA Development Authority (Georgia Power Co. Plant Vogtle);

Series 2012, Ref. RB(c)	2.88%	08/19/2025	5,000	4,844,768

Series 2013, Ref. RB(c)	2.93%	03/12/2024	7,000	6,922,821

College Park (City of), GA (Atlanta International Airport); Series 2006 B, RB (INS - NATL)(b)	4.38%	01/01/2026	30	30,016

DeKalb (County of), GA; Series 2013, Ref. RB	5.00%	10/01/2030	100	100,122

Fulton (County of), GA; Series 2013, Ref. RB	5.00%	01/01/2027	1,605	1,610,492

Georgia (State of);

Series 2013 D, GO Bonds(c)(f)	5.00%	10/10/2023	100	100,153

Series 2017 A-2, GO Bonds	5.00%	02/01/2029	5,020	5,349,653

Georgia (State of) Municipal Electric Authority (Project One);

Series 2015 A, Ref. RB	5.00%	01/01/2031	1,820	1,843,984

Series 2015 A, Ref. RB	5.00%	01/01/2032	2,030	2,055,544

Georgia Municipal Association, Inc.; Series 1998, COP (INS - AGM)(b)	5.00%	12/01/2023	25	25,033

Main Street Natural Gas, Inc.;

Series 2018 A, RB(c)(f)	4.00%	09/01/2023	27,930	27,930,000

Series 2018 B, RB (1 mo. Term SOFR + 0.75%)(c)(f)(i)	4.39%	09/01/2023	1,000	1,000,000

Series 2021 A, RB(c)	4.00%	09/01/2027	8,500	8,429,635

Series 2023 C, RB	5.00%	09/01/2023	1,650	1,650,000

Subseries 2018 C, RB(c)	4.00%	12/01/2023	18,970	18,963,600

Subseries 2018 D, RB (1 mo. USD LIBOR + 0.83%)(c)(i)	4.48%	12/01/2023	30,000	30,010,569

Milledgeville (City of) & Baldwin (County of), GA Development Authority; Series 2003 A, RB (INS - AGC)(b)	4.50%	09/01/2025	20	20,009

				116,401,050

Hawaii–0.12%

Honolulu (City & County of), HI; Series 2023, RB(c)	5.00%	06/01/2026	2,125	2,188,439

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–0.09%

Idaho (State of) Housing & Finance Association; Series 2023 A, RB	5.00%	08/15/2037	$1,400	$ 1,557,519

Illinois–6.60%

Bellwood (Village of), IL; Series 2016 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2026	210	221,233

Chicago (City of), IL; Series 1999, GO Bonds (INS - NATL)(b)(g)	0.00%	01/01/2024	6,110	6,029,485

Chicago (City of), IL (O’Hare International Airport);

Series 2012 B, Ref. RB(d)	5.00%	01/01/2024	9,045	9,051,261

Series 2016 B, Ref. RB	5.00%	01/01/2035	3,000	3,089,178

Chicago (City of), IL Board of Education; Series 2005 A, Ref. GO Bonds (INS - AMBAC)(b)	5.50%	12/01/2023	200	200,632

Chicago (City of), IL Midway International Airport;

Series 2014 A, Ref. RB(d)	5.00%	01/01/2034	2,090	2,092,761

Series 2014 B, Ref. RB	5.00%	01/01/2033	3,830	3,841,454

Chicago State University; Series 1998, RB (INS - NATL)(b)	5.50%	12/01/2023	465	466,178

Collinsville (City of), IL Area Recreation District;

Series 2004, GO Bonds (INS - NATL)(b)	4.50%	12/01/2023	630	630,875

Series 2004, GO Bonds (INS - NATL)(b)	4.60%	12/01/2025	350	350,235

Series 2004, GO Bonds (INS - NATL)(b)	4.65%	12/01/2026	450	450,335

Series 2007, Ref. GO Bonds (INS - AMBAC)(b)	4.00%	12/01/2027	65	63,179

Cook County Community High School District No. 212 Leyden; Series 2016 C, RB (INS - BAM)(b)	5.00%	12/01/2028	2,385	2,423,446

Illinois (State of);

Series 2016, GO Bonds	5.00%	11/01/2025	2,000	2,052,897

Series 2017 D, GO Bonds	5.00%	11/01/2025	10,960	11,249,876

Series 2018 A, GO Bonds	4.00%	05/01/2024	2,085	2,088,234

Series 2020 A, GO Bonds	5.00%	11/01/2026	2,935	3,050,946

Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(d)	8.00%	06/01/2032	560	560,389

Illinois (State of) Finance Authority; Series 2016 A, Ref. RB	5.00%	10/01/2035	2,000	2,067,714

Illinois (State of) Finance Authority (Advocate Health Care Network);

Series 2013, RB	5.00%	06/01/2024	1,220	1,220,659

Series 2014, Ref. RB	5.00%	08/01/2025	155	157,112

Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);

Series 2019 A, Ref. RB	4.00%	11/01/2023	405	404,085

Series 2019 A, Ref. RB	5.00%	11/01/2025	440	435,641

Series 2019 A, Ref. RB	5.00%	11/01/2026	460	452,864

Illinois (State of) Finance Authority (The University of Chicago); Series 2014 A, Ref. RB	5.00%	10/01/2027	10	10,158

Illinois (State of) Housing Development Authority; Series 2005, RB (INS - AGM)(b)	4.60%	09/01/2025	10	10,008

Illinois (State of) Toll Highway Authority;

Series 2013 A, RB	5.00%	01/01/2031	11,035	11,046,306

Series 2013 A, RB	5.00%	01/01/2032	4,600	4,604,557

Series 2013 A, RB	5.00%	01/01/2038	2,740	2,741,512

Series 2014 B, RB	5.00%	01/01/2031	1,190	1,195,175

Series 2016 B, RB	5.00%	01/01/2031	1,000	1,037,397

McHenry County Community Unit School District No. 12 Johnsburg;

Series 2014 A, GO Bonds (INS - AGM)(b)	5.00%	01/01/2031	2,005	2,011,447

Series 2014 A, GO Bonds (INS - AGM)(b)	5.00%	01/01/2033	1,405	1,410,786

Series 2014 A, GO Bonds (INS - AGM)(b)	5.00%	07/01/2034	2,810	2,820,847

Peoria (City of), IL Public Building Commission; Series 2019 A, Ref. RB (INS - AGM)(b)	5.00%	12/01/2029	4,430	4,735,025

Rockford (City of), IL (Waterworks System Alternative Revenue Source); Series 2010, GO Bonds	3.75%	12/15/2025	280	280,103

Sales Tax Securitization Corp.;

Series 2017 A, Ref. RB	5.00%	01/01/2024	10,200	10,243,320

Series 2023 C, Ref. RB	5.00%	01/01/2034	4,000	4,382,813

University of Illinois; Series 2008 A, Ref. COP (INS - AGM)(b)	5.25%	10/01/2026	1,020	1,021,429

University Park (Village of), IL; Series 2003, GO Bonds (INS - AMBAC)(b)	4.65%	12/01/2023	30	30,034

West Chicago Fire Protection District; Series 2008, GO Bonds (INS - NATL)(b)	4.75%	01/01/2029	15	15,013

Will County Community Unit School District No. 365; Series 2003, GO Bonds (INS - AGM)(b)(g)	0.00%	11/01/2023	19,955	19,836,940

				120,083,539

Indiana–0.80%

Gary (City of), IN & Chicago (City of), IL International Airport Authority (Gary/Chicago International Airport); Series 2014, RB(d)	5.50%	02/01/2025	385	385,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)

Indiana (State of) Finance Authority;

Series 2014 A, RB	5.00%	10/01/2026	$1,750	$ 1,779,419

Series 2022, Ref. RB(c)(d)	4.50%	11/15/2023	10,000	9,985,819

Merrillville (Town of), IN (Belvedere Housing); Series 2016, RB	5.05%	04/01/2026	300	288,056

Northern Indiana Commuter Transportation District; Series 2016, RB	5.00%	07/01/2036	1,980	2,034,802

				14,473,293

Iowa–1.08%

Iowa (State of) Finance Authority (Unitypoint Health);

Series 2014 C, RB	5.00%	02/15/2031	810	813,638

Series 2014 C, RB	5.00%	02/15/2032	3,405	3,419,833

Iowa (State of) Higher Education Loan Authority (Grinnell College); Series 2014, Ref. RB	5.00%	12/01/2032	1,675	1,707,872

PEFA, Inc.; Series 2019, RB(c)	5.00%	09/01/2026	13,500	13,631,559

				19,572,902

Kansas–0.53%

Johnson County Unified School District No. 231 Gardner - Edgerton; Series 2013 A, Ref. GO Bonds(c)(f)	5.00%	10/01/2023	250	250,283

University of Kansas Hospital Authority; Series 2015, Ref. RB	5.00%	09/01/2030	1,930	1,980,360

University of Kansas Hospital Authority (KU Health System); Series 2015, Ref. RB	5.00%	09/01/2033	2,350	2,403,120

Valley Center (City of), KS; Series 2023-1, GO Bonds	4.38%	12/01/2025	5,000	5,014,500

				9,648,263

Kentucky–1.98%

Jefferson County Capital Projects Corp.; Series 2007 A, Ref. RB (INS - AGM)(b)	4.38%	06/01/2028	25	25,129

Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2025	1,635	1,648,024

Kentucky (Commonwealth of) Property & Building Commission (No. 112); Series 2016 A, RB	5.00%	02/01/2032	1,000	1,033,708

Kentucky (Commonwealth of) Property & Building Commission (No. 119);

Series 2018, RB	5.00%	05/01/2027	4,750	5,017,358

Series 2018, RB	5.00%	05/01/2028	5,000	5,360,404

Kentucky (Commonwealth of) Public Energy Authority;

Series 2018 A, RB(c)	4.00%	04/01/2024	5,000	5,002,126

Series 2019 A-1, RB(c)	4.00%	06/01/2025	5,000	5,005,018

Series 2019 A-2, RB (1 mo. USD LIBOR + 1.12%)(c)(i)	4.77%	06/01/2025	10,000	9,991,568

Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.); Series 2016 A, Ref. RB	5.00%	10/01/2032	2,660	2,741,933

Louisville (City of) & Jefferson (County of), KY Sewer District; Series 2013 B, Ref. RB	5.00%	05/15/2026	220	220,281

				36,045,549

Louisiana–0.44%

Louisiana (State of); Series 2022 A, Ref. RB (SOFR + 0.50%)(c)(i)	4.22%	05/01/2026	3,150	3,087,789

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Glen Retirement System); Series 2019 A, RB	5.00%	01/01/2024	175	174,040

Louisiana (State of) Public Facilities Authority (Franciscan Missionaries of our Lady Health system, Inc.); Series 2015, Ref. RB	5.00%	07/01/2035	2,000	2,019,017

New Orleans (City of), LA Aviation Board (Consolidated Rental Car);

Series 2018, Ref. RB (INS - AGM)(b)	5.00%	01/01/2036	1,250	1,308,515

Series 2018, Ref. RB (INS - AGM)(b)	5.00%	01/01/2037	1,440	1,499,181

				8,088,542

Maine–0.37%

Maine (State of) State housing Authority (Social Bonds); Series 2023 B, RB(c)	3.13%	05/01/2024	5,000	4,976,591

Maine (State of) Turnpike Authority; Series 2014, RB	5.00%	07/01/2029	1,670	1,688,601

				6,665,192

Maryland–1.23%

Maryland (State of) Health & Higher Educational Facilities Authority; Series 2017, Ref. RB	5.00%	07/01/2031	3,000	3,122,454

Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health);

Series 2013 B, RB	5.00%	08/15/2027	200	200,421

Series 2017 A, RB	5.00%	05/15/2042	1,875	1,912,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)

Maryland Economic Development Corp. (CNX Marine Terminal, Inc. - Port of Baltimore Facility); Series 2010, Ref. RB	5.75%	09/01/2025	$7,030	$ 7,088,594

Washington Metropolitan Area Transit Authority (Sustainability Bonds); Series 2015 B, VRD GO Bonds(a)	2.82%	06/01/2024	10,000	10,000,000

				22,323,555

Massachusetts–0.71%

Cheshire (Town of), MA; Series 2009, GO Bonds (INS - AGM)(b)	4.75%	02/01/2024	10	10,015

Massachusetts (Commonwealth of);

Series 2018 C, GO Bonds	5.00%	05/01/2029	150	150,167

Series 2018 C, GO Bonds	5.00%	05/01/2030	100	100,108

Series 2018 C, GO Bonds	5.00%	05/01/2031	930	930,991

Series 2018 C, GO Bonds	5.00%	05/01/2032	1,245	1,246,319

Massachusetts (Commonwealth of) (Green Bonds); Series 2014 E, GO Bonds	5.00%	09/01/2024	680	680,828

Massachusetts (Commonwealth of) Development Finance Agency; Series 2007 C, RB (3 mo. USD LIBOR + 0.82%)(i)	4.59%	11/15/2032	2,645	2,570,619

North Reading (Town of), MA; Series 2005, GO Bonds (INS - AMBAC)(b)	4.00%	09/15/2023	10	10,003

Rib Floater Trust; Series 2022-021, VRD RB(a)(e)	3.26%	06/01/2058	7,100	7,100,000

Waltham (City of), MA;

Series 2008, GO Bonds	4.00%	09/15/2024	25	25,012

Series 2008, GO Bonds	4.20%	09/15/2027	15	15,008

Worcester (City of), MA;

Series 2005 C, GO Bonds (INS - AMBAC)(b)	4.13%	09/15/2023	15	15,003

Series 2006, GO Bonds (INS - SGI)(b)	4.20%	11/01/2024	10	10,007

				12,864,080

Michigan–2.87%

Advanced Technology Academy; Series 2019, Ref. RB	3.50%	11/01/2024	260	254,581

Charyl Stockwell Academy; Series 2015, Ref. RB (Acquired 04/23/2015; Cost $60,000)(j)	4.88%	10/01/2023	60	59,908

Detroit (City of), MI; Series 2006, Ref. RB (3 mo. Term SOFR + 0.60%) (INS - AGM)(b)(i)	4.07%	07/01/2032	7,825	7,369,015

Michigan (State of) Building Authority (Facilities Program); Series 2023 I-M, VRD RB(a)	4.18%	04/15/2058	11,940	11,940,000

Michigan (State of) Finance Authority; Series 2022 A, Ref. RB	5.00%	11/15/2023	2,210	2,213,979

Michigan (State of) Finance Authority (Detroit Water & Sewerage Department); Series 2014 D-4, Ref. RB	5.00%	07/01/2029	1,400	1,413,664

Michigan (State of) Finance Authority (Sparrow Obligated Group); Series 2015, Ref. RB(c)(f)	5.00%	05/15/2025	1,620	1,667,295

Michigan (State of) Housing Development Authority; Series 2021 A, RB	0.55%	04/01/2025	2,750	2,596,856

Muskegon Heights (City of), MI; Series 2006, Ref. RB (INS - NATL)(b)	4.00%	11/01/2026	185	183,132

Wayne (County of), MI Airport Authority (Detroit Metropolitan Wayne County Airport);

Series 2012 A, RB	5.00%	12/01/2024	2,135	2,137,314

Series 2012 A, RB	5.00%	12/01/2026	5,380	5,384,552

Series 2012 D, Ref. RB(d)	5.00%	12/01/2028	9,050	9,052,568

Series 2018, RB	5.00%	12/01/2037	1,250	1,308,090

Wayne State University;

Series 2013 A, RB(c)(f)	5.00%	11/15/2023	1,245	1,247,974

Series 2015 A, Ref. RB	5.00%	11/15/2026	175	178,151

Series 2015 A, Ref. RB	5.00%	11/15/2030	125	126,504

Series 2016 A, Ref. RB	5.00%	11/15/2026	2,750	2,861,765
Series 2018 A, RB	5.00%	11/15/2038	2,220	2,264,901

				52,260,249

Minnesota–1.15%

Minneapolis & St. Paul (Cities of), MN Housing & Redevelopment Authority (Allina Health System);

Series 2019, Ref. RB	5.00%	11/15/2023	1,600	1,604,295

Series 2019, Ref. RB	5.00%	11/15/2024	1,900	1,931,275

Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission;

Series 2014 A, Ref. RB	5.00%	01/01/2026	3,015	3,026,871

Series 2014 A, Ref. RB	5.00%	01/01/2028	4,100	4,117,342

Series 2014 A, Ref. RB	5.00%	01/01/2029	2,150	2,158,408

Minneapolis (City of), MN (Riverton Community Housing); Series 2003, VRD RB (LOC - Bridgewater Bank)(a)(h)	4.31%	10/01/2033	4,490	4,490,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)

Minnesota (State of) Governmental Agency Finance Group (Flexible Term Program); Series 2007 A-1, RB (INS - AGC)(b)	4.13%	03/01/2027	$15	$ 14,965

Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas); Series 2017 A, Ref. RB	5.00%	10/01/2029	1,400	1,484,785

Mounds View (City of), MN (Sherman Forbes); Series 2023 A, RB(c)	4.05%	11/01/2024	1,000	997,182

New Prague (City of), MN; Series 2009 A, GO Bonds	4.15%	02/01/2024	5	5,002

North Mankato (City of), MN; Series 2009 C, GO Bonds	4.00%	12/01/2024	10	10,004

Northern Municipal Power Agency;

Series 2013 A, RB	5.00%	01/01/2030	340	340,337

Series 2013 A, RB	5.00%	01/01/2031	460	460,456

St. Paul (City of), MN Housing & Redevelopment Authority (St. Paul City School); Series 2016 A, Ref. RB(c)(f)	4.50%	07/01/2026	280	283,668

				20,924,590

Mississippi–0.08%

Mississippi (State of) Development Bank; Series 2013 B, RB (INS - BAM)(b)	5.00%	10/01/2023	270	270,288

Mississippi (State of) Hospital Equipment & Facilities Authority (Forrest Co. General Hospital); Series 2019 B, Ref. RB	5.00%	01/01/2025	1,105	1,120,932

Mississippi Business Finance Corp. (Northrop Grumman Corp.); Series 2006, RB	4.55%	12/01/2028	25	24,632

				1,415,852

Missouri–1.84%

Arnold Retail Corridor Transportation Development District; Series 2019, Ref. RB	3.00%	11/01/2028	65	60,955

Cassville School District No. R-IV; Series 2023, GO Bonds	5.25%	03/01/2039	2,220	2,338,793

Jackson County Consolidated School District No. 4;

Series 2022, GO Bonds	5.00%	03/01/2037	3,550	3,670,607

Series 2022, GO Bonds	5.00%	03/01/2039	1,155	1,185,346

Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(e)	4.25%	04/01/2026	165	160,301

Lindbergh School District; Series 2019 A, GO Bonds	5.00%	03/01/2033	1,475	1,570,248

Missouri (State of) Health & Educational Facilities Authority; Series 2014, RB	5.00%	01/01/2030	1,000	1,005,948

Missouri (State of) Health & Educational Facilities Authority (St. Louis University); Series 2015 A, RB	5.00%	10/01/2038	4,500	4,603,841

Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2016, Ref. RB	5.00%	11/15/2030	1,215	1,255,437

Missouri (State of) Housing Development Commission (First Place Homeownership Loan); Series 2023, RB (CEP - GNMA)	5.75%	05/01/2053	2,760	2,917,930

Missouri (State of) Joint Municipal Electric Utility Commission (Iatan 2);

Series 2014 A, Ref. RB	5.00%	01/01/2027	1,850	1,856,843

Series 2014 A, Ref. RB	5.00%	01/01/2030	1,195	1,198,650

Series 2014 A, Ref. RB	5.00%	01/01/2032	1,755	1,760,361

Missouri Western State University; Series 2012, Ref. RB	3.00%	10/01/2024	50	49,077

Rib Floater Trust; Series 2019-016, VRD RB (LOC - Barclays Bank PLC)(a)(e)(h)	3.26%	06/01/2045	9,400	9,400,000

Springfield Public Building Corp.; Series 2000 A, RB (INS - AMBAC)(b)(g)	0.00%	06/01/2025	120	110,446

St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, RB	5.00%	09/01/2023	305	305,000

				33,449,783

Montana–1.39%

Mizuho Floater/Residual Trust; Series 2020-MIZ9027, VRD Revenue Ctfs. (LOC - Mizuho Capital Markets LLC)(a)(e)(h)	4.56%	01/01/2034	25,250	25,250,000

Nebraska–0.56%

Central Plains Energy Project; Series 2019, Ref. RB	4.00%	08/01/2024	1,000	1,000,815

Gretna Public Schools; Series 2022 B, GO Bonds	5.00%	12/15/2027	1,000	1,035,282

Omaha (City of), NE Public Power District; Series 2017 A, Ref. RB	5.00%	02/01/2042	3,000	3,130,003

Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2015, Ref. RB	5.00%	01/01/2031	5,040	5,109,406

				10,275,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Nevada–0.43%
Clark (County of), NV Department of Aviation;
Series 2014 A-2, Ref. RB	5.00%	07/01/2030	$5,050	$ 5,107,730
Series 2014 A-2, Ref. RB	5.00%	07/01/2033	1,000	1,011,374

Las Vegas Valley Water District; Series 2016 A, Ref. GO Bonds	5.00%	06/01/2036	1,695	1,755,756

				7,874,860

New Hampshire–0.50%

New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	5,364	5,031,435

New Hampshire (State of) Health and Education Facilities Authority; Series 2016, Ref. RB	5.50%	06/01/2031	4,000	4,145,375

				9,176,810

New Jersey–6.57%

Atlantic City (City of), NJ; Series 2017 A, Ref. GO Bonds (INS - BAM)(b)	5.00%	03/01/2027	250	263,576
Camden (County of), NJ Improvement Authority (The) (Rowan University School of Osteopathic Medicine);
Series 2013 A, Ref. RB	5.00%	12/01/2027	1,610	1,612,275
Series 2013, Ref. RB	5.00%	12/01/2032	2,235	2,237,634
Casino Reinvestment Development Authority, Inc.;
Series 2004, RB (INS - AMBAC)(b)	5.25%	01/01/2024	1,500	1,500,663
Series 2014, Ref. RB	5.00%	11/01/2023	3,515	3,517,814

Jersey (City of), NJ; Series 2022 A, GO Notes	5.00%	10/26/2023	1,665	1,667,036

Livingston (Township of), NJ; Series 2022, GO Notes	5.00%	12/12/2023	5,000	5,021,625
New Jersey (State of);
Series 2020 A, GO Bonds	5.00%	06/01/2026	14,015	14,667,450
Series 2020 A, GO Bonds	5.00%	06/01/2027	2,885	3,071,636

New Jersey (State of) Economic Development Authority;
Series 2004 A, RB (INS - NATL)(b)	5.25%	07/01/2025	6,840	6,988,273
Series 2004 A, RB(f)	5.25%	07/01/2025	820	847,261
Series 2005 N-1, Ref. RB (INS - NATL)(b)	5.50%	09/01/2023	3,010	3,010,000
Series 2005 N-1, Ref. RB (INS - AMBAC)(b)	5.50%	09/01/2024	6,000	6,107,395
Series 2024 SSS, Ref. RB	5.00%	06/15/2035	1,500	1,612,762

New Jersey (State of) Economic Development Authority (Rutgers University); Series 2013, RB	5.00%	06/15/2025	130	130,120

New Jersey (State of) Educational Facilities Authority (Montclair University); Series 2014, RB	5.00%	06/15/2026	1,000	1,009,645
New Jersey (State of) Health Care Facilities Financing Authority (Greystone Park Psychiatric Hospital);

Series 2013, Ref. RB	5.00%	09/15/2023	400	400,140
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health
Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2029	1,120	1,188,641
Series 2017, Ref. RB	5.00%	07/01/2032	815	864,126

New Jersey (State of) Health Care Facilities Financing Authority (Inspira Health Obligated Group); Series 2016, Ref. RB	5.00%	07/01/2031	5,100	5,268,718

New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group); Series 2016 A, Ref. RB	5.00%	07/01/2031	8,840	9,270,603

New Jersey (State of) Housing & Mortgage Finance Agency (Social Bonds); Series 2022 I, RB	5.00%	10/01/2053	2,970	3,041,345
New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 B, RB (INS - AMBAC)(b)	5.25%	12/15/2023	1,000	1,004,325
Series 2006 A, RB (INS - AGM)(b)	5.25%	12/15/2023	1,370	1,376,423
Series 2010 D, RB	5.25%	12/15/2023	4,505	4,524,486
Series 2018 A, Ref. RB	5.00%	06/15/2028	5,000	5,207,948
New Jersey (State of) Turnpike Authority;
Series 2014 A, RB	5.00%	01/01/2027	8,650	8,747,784
Series 2014 A, RB	5.00%	01/01/2033	15,350	15,507,595
Series 2015 E, RB	5.00%	01/01/2032	5,635	5,744,064
Series 2015 E, RB	5.00%	01/01/2034	3,785	3,856,227

Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, PCR(d)(f)	5.00%	12/01/2023	225	225,745

				119,493,335

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New Mexico–1.01%
Albuquerque Municipal School District No. 12;
Series 2017, GO Bonds	5.00%	08/01/2029	$2,575	$ 2,694,381
Series 2017, GO Bonds	5.00%	08/01/2030	1,250	1,306,540
Series 2017, GO Bonds	5.00%	08/01/2031	1,700	1,776,894
Series 2017, GO Bonds	5.00%	08/01/2032	2,910	3,039,982

Farmington (City of), NM (Public Service Co. of New Mexico San Juan); Series 2010, Ref. RB(c)	3.90%	06/01/2028	3,700	3,673,066
New Mexico (State of) Finance Authority;
Series 2023 A-2, RB	5.00%	06/01/2028	450	462,385
Series 2023 A-2, RB	5.00%	06/01/2033	800	820,311
Series 2023 A-2, RB	5.00%	06/01/2038	1,350	1,375,207

New Mexico Mortgage Finance Authority (Mountain View II & III Apartments); Series 2023, RB(c)	5.00%	09/01/2025	3,000	3,045,216
Saltillo Public Improvement District;
Series 2018, Ref. RB (INS - BAM)(b)	4.00%	10/01/2024	105	105,618

Series 2018, Ref. RB (INS - BAM)(b)	4.00%	10/01/2025	160	161,720

				18,461,320

New York–12.84%
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District);
Series 2013 A, RB	5.00%	05/01/2027	250	250,255
Series 2013 A, RB	5.00%	05/01/2028	970	970,955

Metropolitan Transportation Authority;
Series 2015 D-1, Ref. RB	5.00%	11/15/2024	115	116,751
Series 2015 F, Ref. RB	5.00%	11/15/2027	525	538,223
Subseries 2015 E-1, VRD RB (LOC - Barclays Bank PLC)(a)(h)	2.85%	11/15/2050	3,470	3,470,000
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A2, Ref. RB	4.00%	11/15/2025	145	145,866
Series 2016 A-2, Ref. RB	5.00%	11/15/2023	1,450	1,453,836
Series 2017 B, Ref. RB	5.00%	11/15/2024	3,500	3,553,284
Series 2017 C-1, Ref. RB	5.00%	11/15/2023	3,000	3,007,909
Series 2017 C-1, Ref. RB	5.00%	11/15/2026	605	628,633
Series 2018 B, Ref. RB	5.00%	11/15/2023	7,200	7,219,045
Series 2018 B, Ref. RB	5.00%	11/15/2024	175	177,664

Monroe County Industrial Development Corp. (Rochester Schools Modernization); Series 2013, RB	5.00%	05/01/2024	125	125,142

Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, RB	5.00%	07/01/2032	1,500	1,510,979

Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	2,479	2,447,602
New York & New Jersey (States of) Port Authority;
One Hundred Seventy Fifth Series 2012, RB	5.00%	12/01/2023	2,000	2,004,154
One Hundred Seventy Fifth Series 2012, RB	5.00%	12/01/2025	480	480,596
One Hundred Seventy Fifth Series 2012, RB	4.00%	12/01/2026	470	470,164
New York (City of), NY;
Subseries 2014 I-2, VRD GO Bonds(a)	2.95%	03/01/2040	10,000	10,000,000
Subseries 2017 B, VRD GO Bonds(a)	2.85%	10/01/2046	5,100	5,100,000

New York (City of), NY Industrial Development Agency (123 Washington LLC); Series 2007, VRD RB (LOC - Bank of China Ltd.)(a)(h)	3.40%	10/01/2042	7,980	7,980,000

New York (City of), NY Municipal Water Finance Authority; Series 2022 DD, Ref. VRD RB(a)	4.25%	06/15/2033	20,000	20,000,000
New York (City of), NY Transitional Finance Authority;
Series 2014 A-3, VRD RB(a)	1.12%	08/01/2043	5,000	5,000,000
Series 2014, RB	5.00%	02/01/2033	10,000	10,049,121
New York (State of) Dormitory Authority;
Series 2015 A, Ref. RB	5.00%	03/15/2031	6,000	6,132,516
Series 2015 A, Ref. RB	5.00%	03/15/2033	2,500	2,553,344
Series 2015 A-1, Ref. RB(e)	4.80%	12/01/2023	80	79,421
Series 2016 D, Ref. RB	5.00%	02/15/2029	3,965	4,168,675

New York (State of) Dormitory Authority (New York University); Series 2016 A, RB	5.00%	07/01/2031	1,410	1,472,215
New York (State of) Housing Finance Agency (160 Madison Avenue);
Series 2013 A, VRD RB (LOC - Landesbank Hessen-thrgn)(a)(h)	2.82%	11/01/2046	10,000	10,000,000
Series 2014 A, VRD RB (LOC - Landesbank Hessen-Thueringen Girozentrale)(a)(h)	2.82%	11/01/2046	10,000	10,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
New York–(continued)
New York (State of) Utility Debt Securitization Authority;
Series 2013 TE, RB	5.00%	12/15/2029	$2,615	$ 2,624,527
Series 2013 TE, RB	5.00%	12/15/2031	13,595	13,643,014

New York City Housing Development Corp. (Sustainability Bonds); Series 2020 I-2, RB (CEP - Federal Housing Administration)(c)	0.70%	05/01/2025	5,000	4,666,650
New York City Housing Development Corp. (Sustainable Development Bonds);
Series 2021 F-2, RB (CEP - Federal Housing Administration)(c)	0.60%	07/01/2025	980	909,291
Series 2022 2B, RB(c)	3.40%	12/22/2026	12,845	12,629,306

New York Counties Tobacco Trust VI; Series 2016 B, Ref. RB	5.00%	06/01/2026	460	473,951
New York State Urban Development Corp.;
Series 2013 C, RB	5.00%	03/15/2030	275	275,465
Series 2013 E, RB	5.00%	03/15/2028	10,695	10,711,623
Series 2013 E, RB	5.00%	03/15/2031	7,140	7,147,104

New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport); Series 2020, Ref. RB(d)	5.25%	08/01/2031	14,075	14,554,274
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(d)	5.00%	08/01/2026	8,830	8,849,502
Series 2016, Ref. RB(d)	5.00%	08/01/2031	20,070	20,119,992

Orange County Funding Corp. (Mount St. Mary College); Series 2012 B, RB	4.00%	07/01/2024	695	693,540

Rib Floater Trust; Series 2022-003, VRD RB(a)(e)	4.41%	11/01/2041	10,000	10,000,000

Suffolk Tobacco Asset Securitization Corp.; Series 2021, Ref. RB	4.00%	06/01/2050	2,280	2,185,807

Westchester County Local Development Corp.; Series 2021, Ref. RB(e)	2.88%	07/01/2026	3,180	3,031,489

				233,621,885

North Carolina–0.52%

Charlotte (City of), NC (Charlotte Douglas International Airport); Series 2014, Ref. RB	5.00%	07/01/2031	2,540	2,570,388

Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health); Series 2018 E, RB(c)	0.80%	10/31/2025	5,000	4,593,572

Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2013 A, Ref. RB	5.00%	01/15/2026	230	230,171

North Carolina (State of) Turnpike Authority; Series 2017, Ref. RB	5.00%	01/01/2025	2,025	2,058,125

University of North Carolina; Series 2008 A, RB (INS - AGC)(b)	4.75%	10/01/2028	10	10,008

				9,462,264

North Dakota–0.17%

Ward (County of), ND; Series 2017 A, GO Bonds (INS - AGM)(b)	4.00%	04/01/2025	3,125	3,126,011

Ohio–2.50%
American Municipal Power, Inc. (Prairie State Energy);
Series 2015 A, Ref. RB	5.00%	02/15/2028	9,895	9,948,964
Series 2015 A, Ref. RB	5.00%	02/15/2029	6,960	6,998,265

Cleveland (City of), OH; Series 2016 B, Ref. RB (INS - AGM)(b)	5.00%	01/01/2024	2,040	2,048,532

Columbus City School District (Construction and Improvement); Series 2016 A, Ref. GO Bonds	5.00%	12/01/2031	3,260	3,400,218

Cuyahoga (County of), OH (Shaker Square); Series 2010 D, Ref. RB	5.00%	12/01/2025	695	695,787

Dayton (City of), OH (James M. Cox); Series 2014 A, Ref. RB (INS - AGM)(b)(d)	5.00%	12/01/2026	1,335	1,335,589

Greater Cincinnati (Port of), OH Development Authority (IPS Cincinnati LLC); Series 2021, RB(c)	4.38%	06/15/2026	1,500	1,437,988
Hamilton (County of), OH (UC Health);
Series 2014, RB	5.00%	02/01/2027	465	465,017
Series 2014, RB	5.00%	02/01/2028	465	465,005
Series 2014, RB	5.00%	02/01/2029	425	425,015
Ohio (State of);
Series 2015, VRD RB(a)	4.50%	01/15/2045	5,000	5,000,000
Series 2017 A, GO Bonds	5.00%	09/01/2031	3,335	3,359,150
Series 2017 A, GO Bonds	5.00%	03/15/2032	1,155	1,163,961

Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2018, Ref. RB(e)	5.00%	12/01/2023	1,050	1,047,104

Ohio (State of) Higher Educational Facility Commission; Series 2006, RB (CPI Rate + 1.12%) (INS - AMBAC)(b)(i)	9.32%	12/01/2023	2,460	2,474,614

Ohio (State of) Higher Educational Facility Commission (University of Dayton); Series 2018, Ref. RB	5.00%	12/01/2035	2,000	2,104,021

RiverSouth Authority; Series 2007 A, RB	5.75%	12/01/2027	575	573,235

Stark (County of), OH; Series 2004, GO Bonds (INS - NATL)(b)	4.38%	12/01/2024	5	5,004

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Ohio–(continued)

Westerville City School District; Series 2018, COP	5.00%	12/01/2039	$2,450	$ 2,537,673

				45,485,142

Oklahoma–0.36%

Oklahoma (State of) Capitol Improvement Authority; Series 2014 A, Ref. RB	5.00%	07/01/2030	1,500	1,517,073

Oklahoma (State of) Capitol Improvement Authority (Capitol Repair); Series 2018 C, RB	5.00%	01/01/2038	2,320	2,434,650

Oklahoma (State of) Development Finance Authority (Sommerset); Series 2015, RB	5.00%	07/01/2025	815	805,606
University of Oklahoma (The);
Series 2014 C, Ref. RB	5.00%	07/01/2024	1,000	1,000,992
Series 2014 C, Ref. RB	5.00%	07/01/2027	500	500,227
Series 2014 C, Ref. RB	5.00%	07/01/2029	250	250,081

				6,508,629

Oregon–0.69%
Multnomah (County of), OR Hospital Facilities Authority (Green Bonds);
Series 2021 B, Ref. RB	1.20%	06/01/2028	1,150	975,034
Series 2021 B2, Ref. RB	0.95%	06/01/2027	2,965	2,594,276

Oregon (State of) (Article XI - Q State); Series 2023 A, GO Bonds	5.00%	05/01/2036	3,875	4,436,030

Oregon Health & Science University; Series 2016 B, Ref. RB	5.00%	07/01/2039	1,390	1,427,724

Portland Community College District; Series 2018, GO Bonds	5.00%	06/15/2032	1,680	1,757,556

Yamhill (County of), OR Hospital Authority (Friendsview); Series 2021 B-3, RB	1.75%	11/15/2026	1,355	1,269,818

				12,460,438

Pennsylvania–6.34%
Allegheny (County of), PA Higher Education Building Authority (Robert Morris University);

Series 2017, RB	5.00%	10/15/2026	445	447,196

Allegheny (County of), PA Hospital Development Authority; Series 2018, Ref. RB	5.00%	04/01/2035	2,150	2,225,485

Allegheny (County of), PA Sanitary Authority; Series 2013, RB (INS - BAM)(b)	5.00%	12/01/2028	145	145,522
Chester (County of), PA Health & Education Facilities Authority (Main Line Health System);

Series 2017 A, Ref. RB	5.00%	10/01/2035	2,025	2,115,917
Coatesville Area School District Building Authority;
Series 2018, RB (INS - BAM)(b)	5.00%	12/01/2023	400	400,333
Series 2018, RB (INS - BAM)(b)	5.00%	12/01/2024	425	425,392

Cumberland Valley School District; Series 2015, GO Bonds(c)(f)	5.00%	11/15/2023	2,580	2,587,484

Geisinger Authority (Geisinger Health System); Series 2014 B, Ref. RB (1 mo. USD LIBOR + 1.07%)(c)(i)	4.72%	06/01/2024	13,600	13,628,730

Luzerne (County of), PA; Series 2015 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	11/15/2023	2,795	2,803,602

Monroeville Finance Authority; Series 2023 C, Ref. RB	5.00%	05/15/2037	1,000	1,071,286

Montgomery (County of), PA Higher Education & Health Authority (Holy Redeemer Health System); Series 2014 A, Ref. RB	5.00%	10/01/2024	1,165	1,165,144

Montgomery (County of), PA Industrial Development Authority; Series 2023, RB(c)	4.10%	04/03/2028	3,000	3,028,616
Pennsylvania (Commonwealth of);
First series 2013, GO Bonds	4.00%	04/01/2029	2,150	2,151,239
Second series 2013, GO Bonds	5.00%	10/15/2030	2,000	2,004,218
Second series 2013, GO Bonds	5.00%	10/15/2031	1,000	1,002,109
Second Series 2013, GO Bonds	5.00%	10/15/2025	100	100,178
Second series 2016, Ref. GO Bonds	5.00%	01/15/2024	2,260	2,273,416
Series 2022, GO Bonds	5.00%	10/01/2023	5,000	5,005,807

Pennsylvania (Commonwealth of) Economic Development Financing Authority; Series 2023 B, Ref. RB	5.00%	05/15/2035	1,000	1,107,144

Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015 B, VRD RB(a)	4.61%	09/01/2045	45,095	45,095,000
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2014 B, RB	5.00%	12/01/2031	1,000	1,014,878
Series 2016 A, Ref. RB	5.00%	12/01/2030	9,990	10,476,071
Series 2016 B, Ref. RB (INS - AGM)(b)	5.00%	06/01/2029	800	841,135
Series 2017, Ref. RB	5.00%	12/01/2032	3,325	3,547,942
Series 2018 A-1, Ref. RB (SIFMA Municipal Swap Index + 0.60%)(i)	4.66%	12/01/2023	1,500	1,500,361

Pennsylvania State University (The); Series 2015 B, Ref. RB	5.00%	09/01/2031	2,000	2,052,911

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Pennsylvania–(continued)
Philadelphia (City of), PA;
Series 2016, Ref. RB	5.00%	10/01/2028	$1,400	$ 1,450,844
Series 2016, Ref. RB	5.00%	10/01/2031	3,270	3,383,954

Sayre (City of), PA Health Care Facilities Authority (Guthrie Health); Series 2007, RB (3 mo. USD LIBOR + 0.78%)(i)	4.58%	12/01/2024	30	29,990

Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	1,025	1,021,458

Wilkes-Barre Area School District; Series 2016 B, GO Bonds (INS - BAM)(b)	5.00%	08/01/2026	1,160	1,215,012

				115,318,374

Puerto Rico–0.36%
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 RR, RB (INS - AGC)(b)	5.00%	07/01/2026	100	100,596
Series 2005 RR, RB (INS - SGI)(b)	5.00%	07/01/2026	3,905	3,873,619
Series 2005 RR, RB (INS - SGI)(b)	5.00%	07/01/2027	1,505	1,491,767
Series 2007 UU, Ref. RB (INS - AGM)(b)	5.00%	07/01/2024	500	502,977
Series 2008 WW, RB (INS - AGC)(b)	5.25%	07/01/2033	500	502,977

				6,471,936

Rhode Island–0.46%

Rhode Island Health and Educational Building Corp.; Series 2017 G, RB (INS - AGM)(b)	5.00%	05/15/2039	2,520	2,603,759

Tobacco Settlement Financing Corp.; Series 2015 B, Ref. RB	4.50%	06/01/2045	5,995	5,846,781

				8,450,540

South Carolina–0.92%

Florence & Darlington (Counties of), SC Commission for Technical Education; Series 2014, Ref. RB	5.00%	03/01/2028	620	620,688

Piedmont Municipal Power Agency; Series 2021 C, Ref. RB	5.00%	01/01/2032	4,000	4,158,553

South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group); Series 2018 C, VRD RB(a)	4.63%	05/01/2048	10,000	10,000,000

South Carolina (State of) Public Service Authority; Series 2016 A, Ref. RB	5.00%	12/01/2029	1,885	1,944,229

				16,723,470

South Dakota–0.78%

South Dakota (State of) Health & Educational Facilities Authority (Regional Health); Series 2017, RB	5.00%	09/01/2040	8,345	8,447,839

South Dakota (State of) Housing Development Authority; Series 2009 A, VRD RB(a)	4.31%	11/01/2048	5,760	5,760,000

				14,207,839

Tennessee–1.90%
Nashville (City of) & Davidson (County of), TN Metropolitan Government;
Series 2013 A, Ref. RB	5.00%	05/15/2027	130	130,120
Series 2013 A, Ref. RB	5.00%	05/15/2029	780	780,676
Series 2013, Ref. GO Bonds	5.00%	07/01/2024	120	120,088

Shelby (County of), TN Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare); Series 2017, RB	5.00%	05/01/2035	1,500	1,558,993

Tennessee Energy Acquisition Corp.;
Series 2006 A, RB	5.25%	09/01/2023	2,725	2,725,000
Series 2006 A, RB	5.25%	09/01/2024	15,115	15,248,082
Series 2018, RB(c)	4.00%	11/01/2025	10,130	10,014,946

Tennessee Housing Development Agency (Social Bonds); Series 2022, RB	5.50%	01/01/2053	3,740	3,900,927

				34,478,832

Texas–13.41%
Alamo Community College District;
Series 2007, GO Bonds (INS - NATL)(b)	4.50%	08/15/2033	590	590,263
Series 2012 A, Ref. RB	5.00%	11/01/2023	775	775,912

Alvarado Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(c)	2.75%	08/15/2025	2,000	1,990,515

Arlington Higher Education Finance Corp. (Basis Texas Charter Schools, Inc.); Series 2021, RB(c)(e)	4.50%	06/15/2026	1,100	1,087,505

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
Austin (City of), TX;
Series 2023, Ref. RB	5.00%	11/15/2036	$7,700	$ 8,635,380
Series 2023, Ref. RB	5.00%	11/15/2038	4,000	4,418,366
Bexar (County of), TX Hospital District;
Series 2018, Ctfs. of Obligation	5.00%	02/15/2029	1,000	1,000,918
Series 2018, Ctfs. of Obligation	5.00%	02/15/2030	1,895	1,896,670

Calhoun (County of), TX Navigation Industrial Development Authority (Max Midstream Texas LLC); Series 2021, RN(d)(e)	3.63%	07/01/2026	4,000	3,662,214

Clear Creek Independent School District; Series 2014 D, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2034	2,820	2,835,628

Conroe Independent School District; Series 2016 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	7,810	8,136,010

Cypress-Fairbanks Independent School District; Series 2014 C, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2028	1,500	1,510,366
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport);
Series 2013 D, Ref. RB(c)(f)	5.25%	11/01/2023	85	85,234
Series 2013 D, Ref. RB(c)(f)	5.25%	11/01/2023	225	225,621
Series 2013 F, Ref. RB(c)(f)	5.00%	11/01/2023	1,000	1,002,376
Series 2013 F, Ref. RB(c)(f)	5.13%	11/01/2023	260	260,667
Series 2013 F, Ref. RB(c)(f)	5.25%	11/01/2023	1,440	1,443,972
Series 2013 F, Ref. RB(c)(f)	5.25%	11/01/2023	795	797,193

Dallas (City of), TX; Series 2014, Ref. GO Bonds (INS - BAM)(b)	5.00%	02/15/2029	1,065	1,072,334

Dallas (City of), TX (Dallas, Denton, Collin and Rockwall Counties); Series 2016 A, Ref. RB	5.00%	10/01/2041	5,000	5,111,714

Dallas (County of), TX; Series 2016, Ctfs. of Obligation	5.00%	08/15/2029	4,605	4,835,146

Dallas College; Series 2022, GO Bonds	5.00%	02/15/2035	1,000	1,028,233
Denton (City of), TX;
Series 2017, RB	5.00%	12/01/2030	1,320	1,371,888
Series 2017, RB	5.00%	12/01/2032	3,000	3,117,747

El Paso (City of), TX; Series 2016, GO Bonds	5.00%	08/15/2028	5,000	5,251,876

El Paso (County of), TX Hospital District; Series 2013, Ctfs. of Obligation	5.00%	08/15/2025	675	675,409

Fort Bend Independent School District (2023 Remarketing); Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)(c)	3.65%	08/01/2024	5,000	4,990,426

Frisco Independent School District; Series 2016 B, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2034	2,020	2,109,964

Goose Creek Consolidated Independent School District; Series 2016 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2029	5,000	5,213,502

Grand Prairie Independent School District; Series 2011, Ref. GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2026	675	674,991
Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers;
Series 2015, Ref. RB	5.00%	12/01/2023	1,200	1,197,946
Series 2015, Ref. RB	5.00%	12/01/2024	1,865	1,850,921

Harris & Montgomery (Counties of), TX Municipal Utility District No. 386; Series 2014, GO Bonds (INS - AGM)(b)	4.00%	09/01/2030	620	620,234

Harris (County of), TX; Series 2014 A, Ref. GO Bonds	5.00%	10/01/2031	2,035	2,065,610

Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System); Series 2016, RB	5.00%	07/01/2038	1,605	1,636,509

Harris County Industrial Development Corp. (Energy Transfer L.P.); Series 2023, Ref. RB(c)	4.05%	06/01/2033	2,775	2,728,451

Houston (City of), TX; Series 2018 C, Ref. VRD RB (LOC - Barclays Bank PLC)(a)(h)	4.10%	05/15/2034	16,670	16,670,000

Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB(d)	4.75%	07/01/2024	565	565,551

Houston Independent School District; Series 2016 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2031	1,125	1,171,422

Katy Independent School District; Series 2017, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2031	1,150	1,223,134

Laredo (City of), TX; Series 2016, Ref. RB	5.00%	03/01/2031	1,000	1,034,843

Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(d)(e)	4.63%	10/01/2031	1,000	977,253

Mueller Local Government Corp.; Series 2009, RB	4.25%	09/01/2029	30	30,020

New Hope Cultural Education Facilities Finance Corp. (CHF - Collegiate Housing San Antonio I, LLC - Texas A&M University); Series 2016 A, RB(f)	5.00%	04/01/2024	405	408,169

North Harris (County of), TX Regional Water Authority; Series 2013, Ref. RB (INS - BAM)(b)	5.00%	12/15/2030	205	205,246

North Texas Municipal Water District; Series 2016, Ref. RB	5.00%	06/01/2028	1,050	1,094,113

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Term Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Texas–(continued)
North Texas Tollway Authority;
Series 2017 A, RB	5.00%	01/01/2025	$55	$ 55,064
Series 2017 B, Ref. RB	5.00%	01/01/2024	50	50,053
Series 2017 B, Ref. RB	5.00%	01/01/2025	15	15,016
Series 2022 B, Ref. RB	5.00%	01/01/2024	2,620	2,632,565

Pearland (City of), TX; Series 2014, Ref. GO Bonds	5.00%	03/01/2025	200	200,239

Pecos Barstow Toyah Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2038	1,650	1,694,216

Pharr (City of), TX; Series 2018, Ctfs. of Obligation (INS - AGM)(b)	5.00%	08/15/2038	1,395	1,453,060
Plano Independent School District;
Series 2023, GO Bonds	5.00%	02/15/2035	2,600	2,962,664
Series 2023, GO Bonds	5.00%	02/15/2036	1,100	1,240,435
Series 2023, GO Bonds	5.00%	02/15/2037	3,300	3,684,659
Port Arthur (Port of), TX Navigation District;
Subseries 2010 D, VRD RB(a)	3.75%	11/01/2040	10,000	10,000,000
Subseries 2010, VRD RB(a)	3.78%	11/01/2040	8,175	8,175,000

Rib Floater Trust; Series 2022-006, VRD RB (LOC - Barclays Bank PLC)(a)(e)(h)	4.36%	11/15/2046	36,250	36,250,000

Robstown (City of), TX; Series 2009, Ctfs. of Obligation (INS - AGM)(b)(g)	0.00%	03/01/2024	490	479,953

Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	4.90%	09/15/2024	30	29,781
San Antonio (City of), TX;
Series 2013 E, Ref. RB(c)(f)	5.00%	09/19/2023	1,900	1,901,117
Series 2016, Ref. RB	5.00%	02/01/2031	2,145	2,244,932
Series 2017, Ref. RB	5.00%	02/01/2032	3,105	3,284,430

Spring Independent School District; Series 2023, GO Bonds	5.00%	08/15/2036	3,070	3,458,671
Texas (State of);
Series 2014 A, Ref. GO Bonds	5.00%	10/01/2024	1,565	1,591,366
Series 2015, Ref. GO Bonds	5.00%	10/01/2029	10,000	10,325,308

Texas (State of) Transportation Commission; Series 2014 B, VRD RB(a)	4.07%	04/01/2032	15,000	15,000,000

Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	12,985	13,446,973

Texas Municipal Gas Acquisition & Supply Corp. II; Series 2007, RB (SIFMA Municipal Swap Index + 0.55%)(i)	4.61%	09/15/2027	10,920	10,800,502

Trinity River Authority; Series 2014, Ref. RB	5.00%	08/01/2024	500	500,552

West Harris (County of), TX Regional Water Authority; Series 2014, Ref. RB (INS - AGM)(b)	5.00%	12/15/2029	1,000	1,002,918

West Travis County Public Utility Agency; Series 2017, Ref. RB (INS - BAM)(b)	5.00%	08/15/2030	45	48,017

Wink-Loving Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2030	2,000	2,013,821

				243,828,774

Utah–0.22%

Grand (County of), UT School District Local Building Authority; Series 2019, RB (INS - AGM)(b)	5.00%	12/15/2038	2,040	2,081,402

University of Utah (The); Series 2017 B-1, Ref. RB	5.00%	08/01/2029	1,870	1,993,920

				4,075,322

Virginia–0.24%

Chesapeake Bay Bridge & Tunnel District; Series 2019, RAN	5.00%	11/01/2023	4,400	4,407,401

Washington–1.75%

Auburn School District No. 408 of King & Pierce Counties; Series 2014, Ref. GO Bonds (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2027	100	100,377

Central Puget Sound Regional Transit Authority; Series 1999, RB (INS - NATL)(b)	4.75%	02/01/2028	1,505	1,519,999

Chelan County School District No. 246 Wenatchee; Series 2014, GO Bonds (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2030	1,480	1,496,964

Energy Northwest (Columbia Generating Station); Series 2014, Ref. RB	5.00%	07/01/2031	2,000	2,024,063

Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	10	9,922

Lewis (County of), WA Public Utility District No. 1; Series 2013, Ref. RB	5.25%	04/01/2032	6,115	6,122,286

Seattle (City of), WA; Series 2013, Ref. RB(c)(f)	5.00%	10/25/2023	250	250,547
Seattle (Port of), WA;
Series 2015 A, RB	5.00%	04/01/2030	2,840	2,878,151
Series 2017 C, RB(d)	5.00%	05/01/2025	275	280,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Term Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
Washington–(continued)

Tacoma (City of), WA Regional Water Supply System; Series 2013, Ref. RB	5.00%	12/01/2026	$250	$ 250,174
Washington (State of);
Series 2016 B, GO Bonds	5.00%	08/01/2031	1,205	1,259,872
Series 2016 B, Ref. GO Bonds	5.00%	07/01/2032	3,840	3,974,708
Washington (State of) Health Care Facilities Authority (Providence Health & Services);
Series 2012 A, RB	5.00%	10/01/2025	125	125,095
Series 2012 A, RB	5.00%	10/01/2026	2,540	2,540,649
Series 2012 A, RB	5.00%	10/01/2027	2,415	2,415,579
Series 2012 A, RB	5.00%	10/01/2028	165	165,039
Series 2012 A, RB	4.25%	10/01/2040	2,800	2,597,832

Washington (State of) Tobacco Settlement Authority; Series 2018, Ref. RB	5.00%	06/01/2024	3,750	3,751,941

				31,763,462

West Virginia–0.79%
West Virginia (State of) Hospital Finance Authority (West Virginia University Health System
Obligated Group);
Series 2017, RB	5.00%	06/01/2035	1,100	1,144,551
Series 2018 E, Ref. VRD RB(a)	4.60%	06/01/2033	13,180	13,180,000
				14,324,551

Wisconsin–1.75%

Wisconsin (State of) Center District; Series 1999, Ref. RB (INS - AGM)(b)	5.25%	12/15/2023	235	235,905

Wisconsin (State of) Health & Educational Facilities Authority (Advocate Aurora Health Credit Group); Series 2018, Ref. RB(c)	5.00%	01/29/2025	10,000	10,182,121

Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group); Series 2016 A, Ref. RB	5.00%	11/15/2039	1,350	1,370,553
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group);
Series 2013, RB	5.00%	08/15/2026	100	100,064
Series 2013, RB	5.00%	08/15/2027	800	800,422
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System); Series 2019 B-2, Ref. RB	2.55%	11/01/2027	270	252,479

Wisconsin (State of) Health & Educational Facilities Authority (Hospital Sisters Services, Inc.);
Series 2014, Ref. RB	5.00%	11/15/2029	1,800	1,821,980

Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/2027	3,225	3,226,609
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care Obligated Group);
Series 2015, Ref. RB	5.00%	08/15/2030	170	172,477
Series 2015, Ref. RB	5.00%	08/15/2031	815	826,074

Wisconsin (State of) Health & Educational Facilities Authority (Thedacare, Inc.); Series 2015, Ref. RB	5.00%	12/15/2029	125	126,643

Wisconsin (State of) Health & Educational Facilities Authority (Unitypoint Health); Series 2014 A, RB	5.00%	12/01/2028	980	991,053
Wisconsin (State of) Public Finance Authority;
Series 2016, RB	5.00%	03/01/2032	4,315	4,463,728
Series 2022, Ref. RB(c)	3.30%	10/01/2026	1,745	1,729,706

Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	1,050	1,060,628

Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center); Series 2015 A, Ref. RB	5.00%	06/01/2031	3,295	3,334,612

Wisconsin (State of) Public Finance Authority (The Estates at Eagle’s Pomite); Series 2016 A, RB	4.00%	01/01/2024	50	49,508
WPPI Energy;
Series 2014 A, Ref. RB	5.00%	07/01/2030	1,000	1,009,193
Series 2014 A, Ref. RB	5.00%	07/01/2032	100	100,855
				31,854,610

Total Municipal Obligations (Cost $1,773,254,845)				1,766,873,061

			Shares

MuniFund Preferred Shares–1.79%

Nuveen AMT-Free Municipal Credit Income Fund; Series B(e)			5,750,000	5,750,000

Nuveen AMT-Free Quality Municipal Income Fund; MFP, Series D(e)			22,870,000	22,870,000

Nuveen California AMT-Free Quality Municipal Income Fund(e)			40,000	4,000,000

MuniFund Preferred Shares (Cost$ 32,621,502)				32,620,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Term Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value
U.S. Dollar Denominated Bonds & Notes–0.02%
California–0.02%
CalPlant I LLC;
Series 21A(e)(k)(l)	9.50%	03/31/2024	$25	$ 25,000
Series 21B(e)(k)(l)	9.50%	03/31/2024	90	90,000
Series 22A(e)(k)(l)	9.50%	03/31/2024	50	50,000
Series 22B(e)(k)(l)	9.50%	03/31/2024	5	5,000
Series 22X(e)(k)(l)	9.50%	03/31/2024	50	50,000
Series 23A(e)(k)(l)	9.50%	03/31/2024	20	20,000
Series 23B(e)(k)(l)	9.50%	03/31/2024	15	15,000
Series 23C(l)	9.50%	03/31/2024	25	25,000
Series 23D (Acquired 05/04/2023; Cost $20,000)(e)(j)(k)(l)	9.50%	03/31/2024	20	20,000
Series 23E(e)(k)(l)	9.50%	03/31/2024	25	25,000

Total U.S. Dollar Denominated Bonds & Notes (Cost $325,000)				325,000

TOTAL INVESTMENTS IN SECURITIES(m)–98.95% (Cost $1,806,201,347)				1,799,818,061

OTHER ASSETS LESS LIABILITIES–1.05%				19,029,145

NET ASSETS–100.00%				$1,818,847,206

Investment Abbreviations:

AGC	- Assured Guaranty Corp.

AGM	- Assured Guaranty Municipal Corp.

AMBAC	- American Municipal Bond Assurance Corp.

BAM	- Build America Mutual Assurance Co.

CEP	- Credit Enhancement Provider

COP	- Certificates of Participation

CPI	- Consumer Price Index

Ctfs.	- Certificates

FHLMC	- Federal Home Loan Mortgage Corp.

GNMA	- Government National Mortgage Association

GO	- General Obligation

INS	- Insurer

LIBOR	- London Interbank Offered Rate

LOC	- Letter of Credit

MFP	- MuniFund Preferred Shares

NATL	- National Public Finance Guarantee Corp.

PCR	- Pollution Control Revenue Bonds

RAN	- Revenue Anticipation Notes

RB	- Revenue Bonds

Ref.	- Refunding

RN	- Revenue Notes

SGI	- Syncora Guarantee, Inc.

SIFMA	- Securities Industry and Financial Markets Association

SOFR	- Secured Overnight Financing Rate

USD	- U.S. Dollar

VRD	- Variable Rate Demand

Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Term Municipal Fund

Notes to Schedule of Investments:

(a)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2023.

(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Security subject to the alternative minimum tax.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $152,576,376, which represented 8.39% of the Fund’s Net Assets.

(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Zero coupon bond issued at a discount.
(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(j)	Restricted security. The aggregate value of these securities at August 31, 2023 was $79,908, which represented less than 1% of the Fund’s Net Assets.
(k)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2023 was $300,000, which represented less than 1% of the Fund’s Net Assets.

(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Term Municipal Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $1,806,201,347)	$1,799,818,061

Cash	15,241,382

Receivable for:
Investments sold	4,652,917

Fund shares sold	1,439,426

Interest	18,015,818

Investments matured, at value (Cost $887,739)	321,570

Investment for trustee deferred compensation and retirement plans	44,805

Other assets	58,072

Total assets	1,839,592,051

Liabilities:

Payable for:
Investments purchased	14,708,195

Dividends	1,791,367

Fund shares reacquired	3,210,778

Accrued fees to affiliates	615,481

Accrued trustees’ and officers’ fees and benefits	2,210

Accrued other operating expenses	372,009

Trustee deferred compensation and retirement plans	44,805

Total liabilities	20,744,845

Net assets applicable to shares outstanding	$1,818,847,206

Net assets consist of:

Shares of beneficial interest	$1,852,866,945

Distributable earnings (loss)	(34,019,739)

$1,818,847,206

Net Assets:

Class A	$612,000,331

Class Y	$1,144,013,384

Class R6	$62,833,491

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	164,524,715

Class Y	307,494,278

Class R6	16,832,953

Class A:
Net asset value and offering price per share	$3.72

Class Y:
Net asset value and offering price per share	$3.72

Class R6:
Net asset value and offering price per share	$3.73

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Short Term Municipal Fund

Statement of Operations

For the year ended August 31, 2023

Investment income:

Interest	$ 70,326,896

Dividends	23,132

Total investment income	70,350,028

Expenses:

Advisory fees	8,232,287

Administrative services fees	310,058

Custodian fees	14,585

Distribution fees:
Class A	1,908,514

Transfer agent fees – A and Y	1,766,308

Transfer agent fees – R6	8,876

Trustees’ and officers’ fees and benefits	35,904

Registration and filing fees	197,078

Reports to shareholders	72,448

Professional services fees	78,039

Other	34,072

Total expenses	12,658,169

Less: Expense offset arrangement(s)	(2,023)

Net expenses	12,656,146

Net investment income	57,693,882

Realized and unrealized gain (loss) from:

Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(3,573,158))	(13,744,260)

Change in net unrealized appreciation of unaffiliated investment securities	490,608

Net realized and unrealized gain (loss)	(13,253,652)

Net increase in net assets resulting from operations	$ 44,440,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Short Term Municipal Fund

Statement of Changes in Net Assets

For the years ended August 31, 2023 and 2022

	2023	2022

Operations:

Net investment income	$57,693,882	$20,818,048

Net realized gain (loss)	(13,744,260)	(1,327,151)

Change in net unrealized appreciation (depreciation)	490,608	(49,188,704)

Net increase (decrease) in net assets resulting from operations	44,440,230	(29,697,807)

Distributions to shareholders from distributable earnings:

Class A	(16,930,046)	(6,008,801)

Class C	–	(3,851)

Class Y	(33,316,311)	(12,710,418)

Class R6	(1,584,619)	(299,912)

Total distributions from distributable earnings	(51,830,976)	(19,022,982)

Share transactions–net:

Class A	(386,987,386)	(559,051,213)

Class C	–	(37,125,481)

Class Y	(389,898,862)	(198,850,549)

Class R6	17,329,638	20,887,859

Net increase (decrease) in net assets resulting from share transactions	(759,556,610)	(774,139,384)

Net increase (decrease) in net assets	(766,947,356)	(822,860,173)

Net assets:

Beginning of year	2,585,794,562	3,408,654,735

End of year	$1,818,847,206	$2,585,794,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Short Term Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 08/31/23	$3.73	$0.09	$(0.01)	$0.08	$(0.09)	$3.72	2.05%	$612,000	0.74%		0.74%		0.74%		2.51%		92%
Year ended 08/31/22	3.79	0.02	(0.06)	(0.04)	(0.02)	3.73	(1.08)	1,001,761	0.75		0.75		0.74		0.57		114
Year ended 08/31/21	3.79	0.02	0.01	0.03	(0.03)	3.79	0.72	1,581,245	0.78		0.78		0.75		0.59		24
Year ended 08/31/20	3.77	0.06	0.02	0.08	(0.06)	3.79	2.14	896,488	0.82		0.82		0.76		1.56		89
Three months ended 08/31/19	3.75	0.02	0.02	0.04	(0.02)	3.77	1.03	405,334	0.82	(d)	0.82	(d)	0.76	(d)	1.72	(d)	13
Year ended 05/31/19	3.72	0.07	0.03	0.10	(0.07)	3.75	2.74	402,504	0.85		0.85		0.77		1.85		69
Class Y
Year ended 08/31/23	3.73	0.10	(0.01)	0.09	(0.10)	3.72	2.30	1,144,013	0.49		0.49		0.49		2.76		92
Year ended 08/31/22	3.80	0.03	(0.07)	(0.04)	(0.03)	3.73	(1.08)	1,538,307	0.50		0.50		0.49		0.82		114
Year ended 08/31/21	3.79	0.03	0.02	0.05	(0.04)	3.80	1.24	1,764,272	0.53		0.53		0.50		0.84		24
Year ended 08/31/20	3.77	0.07	0.02	0.09	(0.07)	3.79	2.39	1,230,817	0.57		0.57		0.51		1.81		89
Three months ended 08/31/19	3.75	0.02	0.02	0.04	(0.02)	3.77	1.09	797,580	0.57	(d)	0.57	(d)	0.51	(d)	1.97	(d)	13
Year ended 05/31/19	3.72	0.08	0.03	0.11	(0.08)	3.75	3.00	786,224	0.60		0.60		0.52		2.09		69
Class R6
Year ended 08/31/23	3.75	0.11	(0.03)	0.08	(0.10)	3.73	2.10	62,833	0.42		0.42		0.42		2.83		92
Year ended 08/31/22	3.81	0.03	(0.06)	(0.03)	(0.03)	3.75	(0.75)	45,727	0.44		0.44		0.43		0.88		114
Year ended 08/31/21	3.80	0.03	0.02	0.05	(0.04)	3.81	1.32	25,405	0.44		0.44		0.41		0.93		24
Year ended 08/31/20	3.77	0.07	0.03	0.10	(0.07)	3.80	2.72	2,903	0.50		0.51		0.44		1.88		89
Three months ended 08/31/19	3.75	0.02	0.02	0.04	(0.02)	3.77	1.10	10	0.50	(d)	0.50	(d)	0.44	(d)	2.05	(d)	13
Period ended 05/31/19(e)	3.75	0.00	0.00	0.00	(0.00)	3.75	2.73	10	0.50	(d)	0.50	(d)	0.42	(d)	2.20	(d)	69

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Short Term Municipal Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco Short Term Municipal Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of three different classes of shares: Class A, Class Y and Class R6. Class Y shares are available only to certain investors. Class A, Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.	Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal

30	Invesco Short Term Municipal Fund

Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

H.

Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $100 million	0.500%

Next $150 million	0.450%

Next $250 million	0.425%

Next $500 million	0.400%

Next $4 billion	0.370%

Over $5 billion	0.350%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.38%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class Y and Class R6 shares to 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers

31	Invesco Short Term Municipal Fund

reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2023, IDI advised the Fund that IDI retained $6,125 in front-end sales commissions from the sale of Class A shares and $7,357 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$1,766,873,061	$ –	$1,766,873,061

MuniFund Preferred Shares	–	32,620,000	–	32,620,000

U.S. Dollar Denominated Bonds & Notes	–	–	325,000	325,000

Total Investments in Securities	–	1,799,493,061	325,000	1,799,818,061

Other Investments - Assets

Investments Matured	–	321,570	–	321,570

Total Investments	$–	$1,799,814,631	$325,000	$1,800,139,631

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended August 31, 2023, the Fund engaged in securities purchases of $246,585,377 and securities sales of $293,165,130, which resulted in net realized gains (losses) of $(3,573,158).

32	Invesco Short Term Municipal Fund

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,023.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended August 31, 2023 and 2022:

	2023	2022

Ordinary income*	$1,154,347	$402,902

Ordinary income-tax-exempt	50,676,629	18,620,080

Total distributions	$51,830,976	$19,022,982

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$9,832,944

Net unrealized appreciation (depreciation) – investments	(7,859,685)

Temporary book/tax differences	(39,325)

Capital loss carryforward	(35,953,673)

Shares of beneficial interest	1,852,866,945

Total net assets	$1,818,847,206

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of August 31, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$18,547,729	$17,405,944	$35,953,673

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2023 was $1,911,996,839 and $2,481,149,154, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 2,800,733

Aggregate unrealized (depreciation) of investments	(10,660,418)

Net unrealized appreciation (depreciation) of investments	$(7,859,685)

Cost of investments for tax purposes is $1,807,999,316.

33	Invesco Short Term Municipal Fund

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of deemed dividends, amortization and accretion on debt securities and market discounts, on August 31, 2023, undistributed net investment income was increased by $439,693, undistributed net realized gain (loss) was decreased by $119,380 and shares of beneficial interest was decreased by $320,313. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	August 31, 2023(a)		August 31, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	30,017,027	$111,940,119	117,070,926	$441,433,972

Class C(b)	-	-	545,403	2,054,311

Class Y	209,042,727	780,035,504	322,528,289	1,214,169,350

Class R6	12,463,193	46,661,401	9,033,747	34,071,086

Issued as reinvestment of dividends:
Class A	3,383,777	12,623,660	1,173,576	4,406,761

Class C(b)	-	-	3	13

Class Y	5,636,206	21,027,036	2,240,517	8,418,611

Class R6	68,355	255,758	8,773	33,019

Automatic conversion of Class C shares to Class A shares:
Class A	-	-	2,324,699	8,721,184

Class C	-	-	(2,335,886)	(8,721,184)

Reacquired:
Class A	(137,130,281)	(511,551,165)	(268,989,560)	(1,013,613,130)

Class C(b)	-	-	(8,167,903)	(30,458,621)

Class Y	(319,106,517)	(1,190,961,402)	(377,691,670)	(1,421,438,510)

Class R6	(7,903,669)	(29,587,521)	(3,513,548)	(13,216,246)

Net increase (decrease) in share activity	(203,529,182)	$(759,556,610)	(205,772,634)	$(774,139,384)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class C shares activity for the period September 1, 2021 through June 30, 2022 (date of conversion).

34	Invesco Short Term Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco Short Term Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Municipal Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statement of operations for the year ended August 31, 2023, the statement of changes in net assets for each of the two years in the period ended August 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35	Invesco Short Term Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,011.20	$3.75	$1,021.48	$3.77	0.74%
Class Y	1,000.00	1,012.50	2.49	1,022.74	2.50	0.49
Class R6	1,000.00	1,012.80	2.13	1,023.09	2.14	0.42

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

36	Invesco Short Term Municipal Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Municipal Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the S&P Municipal Bond Short Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was

37	Invesco Short Term Municipal Fund

above the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative total expenses. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to the fees comprising the Fund’s total expense ratio relative to those of peers. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the

38	Invesco Short Term Municipal Fund

federal securities laws and consistent with best execution obligations.

39	Invesco Short Term Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	97.77%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40	Invesco Short Term Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong - 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher - 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Short Term Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Short Term Municipal Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	O-STM-AR-1

Annual Report to Shareholders	August 31, 2023

Invesco SMA Municipal Bond Fund

Nasdaq:

SMBMX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Fund Expenses

20	Approval of Investment Advisory and Sub-Advisory Contracts

22	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

Invesco SMA Municipal Bond Fund (the Fund) incepted on February 21, 2023. From the Fund’s inception to the end of the reporting period on August 31, 2023, Shares of the Fund, at net asset value (NAV), underperformed the S&P Municipal Bond High Yield Index, the Fund’s broad market benchmark.

Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 2/21/23 to 8/31/23 at net asset value (NAV).
Invesco SMA Municipal Bond Fund Shares	1.99%
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	2.45
Custom Invesco Short Duration High Yield Municipal Index∎ (Style-Specific Index)	1.99
Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

During the fiscal period, investment grade municipal bonds returned 1.71%, high yield municipal bonds returned 0.52% and taxable municipal bonds returned -0.12%.1

 The municipal market set near record lows in 2022, marking the second worst calendar year return, preceded by 1981, making it one of the most challenging years in history.1 After the US Federal Reserve’s (the Fed’s) December meeting, the AAA† municipal yield curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. An inversion on the short end continued through the rest of the fiscal period.

 Investors remained hopeful for the 2023 calendar year, despite concerns about inflation and interest rates; however, in March, the focus unexpectedly shifted as Silicon Valley Bank collapsed after a bank run, marking the second-largest bank failure in US history. Fears about the health of the global banking system ensued and demand for perceived safe-haven asset classes increased, driving down Treasury and municipal yields. Although three other bank failures followed, fears of larger systemic instability faded in the following months.

 Debt ceiling concerns dominated most of the second quarter of 2023. The US government might have defaulted on its debt obligations, causing economic fallout across the global economy, had congressional action not been made in early June. After months of on-and-off negotiations between the White House and congressional leaders, just ahead of the payment deadline, the US Congress passed and President Biden signed into law the “Fiscal Responsibility Act,” an agreement which suspends the limit on the federal debt ceiling until 2025 in exchange for capping federal spending.

 In its efforts to rein in inflation without harming employment or the overall economy, the Fed continued with its most aggressive monetary policy since the 1980s. The Fed raised the federal funds rate seven times over the fiscal period bringing the target rate to 5.50%, as of the end of August.2 The Federal

Open Market Committee explained its commitment to returning inflation to its 2% objective while continuing to assess a wide range of information, including labor market conditions, inflation pressures and expectations and financial and international developments.2

 New issuance for the fiscal period totaled $338 billion, down 23% from the previous year’s $441 billion.1 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates.

 Record-breaking inflows reported in 2021 were followed by record breaking outflows totaling $122 billion in 2022. This trend has continued into 2023 and outflows from municipal funds have totaled $7.6 billion for the calendar year.3  Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes. During the second quarter of 2023, S&P’s rating activity was quite positive with 465 ratings upgraded versus 76 downgraded, translating to more than six upgrades for every downgrade.4 This marks the ninth consecutive quarter of overall credit quality improvement. This positive dynamic likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

 We believe the valuable benefits of municipal bonds, including tax-exempt income, low correlations to other asset classes and low default rates, will again drive demand once the current market volatility and economic uncertainty has subsided. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

 During the fiscal period, overweight allocations to the public power and higher education sectors contributed to relative return. Overweight exposure to bonds rated BB and BBB† credits also added to relative perfor mance. On a regional level, overweight exposure to credits domiciled in Pennsylvania and Texas contributed to relative performance.

 Security selection in dedicated tax and local general obligation bonds detracted from relative performance over the fiscal period. Underweight exposure to non-rated† bonds also detracted from relative performance. On a regional level, underweight exposure to bonds domiciled in Puerto Rico detracted from relative performance.

 We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed-income securities tends to fall. The degree to which the value of fixed-income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

 Thank you for investing in Invesco SMA Municipal Bond Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: US Federal Reserve

3 Source: Lipper Inc.

4 Source: Standard & Poor’s

† A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodologies, please visit the following NRSRO websites: standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage; and fitchratings.com and select “Ratings Definitions” on the homepage.

2	Invesco SMA Municipal Bond Fund

Portfolio manager(s):

Tim Benzel

John Connelly

Mark Paris

John Schorle

Galen True

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco SMA Municipal Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment

Fund and index data from 2/21/23

1 Source: RIMES Technologies Corp.

2 Source(s): Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

 The data shown in the chart include reinvested distributions and Fund expenses including management fees. Performance figures do not reflect the fees and expenses paid by participants at the wrap fee, separately managed or other discretionary account level. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco SMA Municipal Bond Fund

Cumulative Total Returns
As of 8/31/23
Invesco SMA Municipal Bond
Fund Shares
Inception (2/21/23)	1.99%

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your SMA program sponsor or financial adviser for the most recent month-end SMA performance. Performance figures reflect reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Shares of the Fund may be purchased and held by or on behalf of SMAs for which Invesco Advisers, Inc. (Invesco or the Advisers) or its affiliates have an agreement with a program sponsor or directly with the client, to provide management or advisory services to the account. Performance figures do not reflect the fees and expenses paid by participants at the wrap fee, separately managed or other discretionary account level. You should evaluate the performance of the Fund in the context of your SMA program.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. All operating expenses of the Fund (excluding certain items discussed herein) were reimbursed by the Adviser. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco SMA Municipal Bond Fund

Supplemental Information

Invesco SMA Municipal Bond Fund’s investment objective is to provide high current income exempt from regular federal income taxes with taxable capital appreciation as a secondary objective.

∎	Unless otherwise stated, information presented in this report is as of August 31, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎

The Custom Invesco Short Duration High Yield Municipal Index is composed of 60% S&P Municipal Bond High Yield Index and 40% S&P Municipal Bond Short Index. The S&P Municipal Bond Short Index is considered representative of US municipal bonds with maturities between six months and four years.

∎

Shares of the Fund may be purchased or held by or on behalf of wrap fee, separately managed and other discretionary accounts (SMAs). Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of such accounts.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco SMA Municipal Bond Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	93.84%

Other	3.61

General Obligation Bonds	2.55

Top Five Debt Holdings

		% of total net assets

1.	New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North), Series 2018, Ref. RB	4.94%

2.	Black Belt Energy Gas District (The), Series 2022 F, RB	4.76

3.	Bexar County Health Facilities Development Corp. (Army Retirement Residence Foundation), Series 2016, Ref. RB	4.26

4.	Metropolitan Transportation Authority, Subseries 2015 E-1, VRD RB	3.58

5.	Wisconsin (State of) Public Finance Authority (Coral Academy of Science Reno), Series 2019, Ref. RB	3.31

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of August 31, 2023.

7	Invesco SMA Municipal Bond Fund

Schedule of Investments

August 31, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–99.19%
Alabama–4.76%

Black Belt Energy Gas District (The); Series 2022 F, RB	5.25%	12/01/2027	$460	$478,444

Arizona–3.63%
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(a)	5.00%	07/01/2039	250	234,873
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, RB(a)	5.75%	07/01/2024	130	130,516
				365,389

California–7.59%
California (State of) Community Choice Financing Authority (Green Bonds); Series 2023, RB(b)	5.00%	08/01/2029	250	259,952
California (State of) Housing Finance Agency; Series 2019 A-2, RB	4.00%	03/20/2033	235	227,105
California (State of) School Finance Authority (TEACH Public Schools); Series 2019 A, RB(a)	5.00%	06/01/2029	275	276,516
				763,573

Connecticut–2.50%
University of Connecticut; Series 2014 A, RB	5.00%	02/15/2032	250	251,529

Florida–4.89%
Florida Development Finance Corp. (Mater Academy); Series 2022 A, RB	5.00%	06/15/2031	235	241,526
Miami Beach (City of), FL; Series 2017, Ref. RB	5.00%	09/01/2047	250	249,887
				491,413

Georgia–5.01%
Burke (County of), GA Development Authority (Georgia Power Company); Series 1996, RB(b)	3.88%	03/06/2026	250	247,660
Main Street Natural Gas, Inc.; Series 2023 A, RB(b)	5.00%	06/01/2030	250	256,443
				504,103

Illinois–2.53%
Chicago (City of), IL; Series 2015 A, GO Bonds	5.50%	01/01/2033	250	254,182

Indiana–2.51%
Whiting (City of), IN (BP Products North America, Inc.); Series 2015, RB(b)(c)	4.40%	06/10/2031	250	252,842

Iowa–3.00%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(b)	5.00%	12/01/2042	300	301,738

Louisiana–2.46%
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB(b)	4.05%	07/01/2026	250	247,689

Massachusetts–4.96%
Massachusetts (Commonwealth of) Development Finance Agency (Atrius Health); Series 2015, Ref. RB	5.00%	01/01/2041	250	247,746
Massachusetts (Commonwealth of) Development Finance Agency (Boston Medical Center) (Green Bonds); Series 2015, RB	5.00%	07/01/2044	250	250,790
				498,536

Minnesota–1.65%
Brooklyn Park (City of), MN (Athlos Leadership Academy); Series 2015 A, RB	4.75%	07/01/2025	170	165,856

Missouri–3.04%
Missouri (State of) Health & Educational Facilities Authority (Truman Medical Center, Inc.); Series 2017, RB(a)	5.00%	12/01/2037	300	305,334

New Jersey–2.66%
New Jersey (State of) Transportation Trust Fund Authority; Series 2014, RB	5.00%	06/15/2032	250	267,635

New York–8.64%
Metropolitan Transportation Authority; Subseries 2015 E-1, VRD RB (LOC - Barclays Bank PLC)(d)(e)	2.85%	11/15/2050	360	360,000
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB(c)	5.00%	08/01/2031	250	250,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco SMA Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)

New York Transportation Development Corp. (Terminal 4 JFK International Airport); Series 2020, Ref. RB(c)	5.00%	12/01/2026	$250	$258,390
				869,013

Ohio–2.27%
Buckeye Tobacco Settlement Financing Authority; Series 2020 B-2, Ref. RB	5.00%	06/01/2055	250	228,869

Oregon–3.21%
Portland (Port of), OR (Green Bonds); Twenty Ninth Series 2023, RB(c)	5.25%	07/01/2039	300	323,368

Pennsylvania–10.11%
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB(a)	5.00%	05/01/2028	250	255,722
Montgomery (County of), PA Industrial Development Authority (Constellation Energy); Series 2023 B, Ref. RB	4.10%	06/01/2029	250	252,922
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB(c)	5.00%	12/31/2034	250	253,518
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement)); Series 2015, RB(c)	5.00%	12/31/2029	250	254,465
				1,016,627

Texas–12.86%
Bexar County Health Facilities Development Corp. (Army Retirement Residence Foundation); Series 2016, Ref. RB	5.00%	07/15/2025	430	428,014
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB(c)	4.75%	07/01/2024	115	115,112
Houston (City of), TX Airport System (United Airlines, Inc.); Series 2018, RB(c)	5.00%	07/15/2028	250	253,250
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North); Series 2018, Ref. RB	5.00%	10/01/2024	500	497,257
				1,293,633

Utah–2.60%
Salt Lake City (City of), UT; Series 2023 A, RB(c)	5.25%	07/01/2053	250	261,695

Virginia–2.49%
Chesapeake (City of), VA Expressway; Series 2012 A, RB	5.00%	07/15/2047	250	250,025

Wisconsin–5.82%
Wisconsin (State of) Public Finance Authority (Coral Academy of Science Reno); Series 2019, Ref. RB(a)	5.00%	06/01/2029	335	332,668
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	250	252,530
				585,198
TOTAL INVESTMENTS IN SECURITIES-99.19% (Cost $10,000,440)				9,976,691
OTHER ASSETS LESS LIABILITIES-0.81%				81,937
NET ASSETS-100.00%				$10,058,628

Investment Abbreviations:

GO	- General Obligation
LOC	- Letter of Credit
RB	- Revenue Bonds
Ref.	- Refunding
VRD	- Variable Rate Demand

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $1,535,629, which represented 15.27% of the Fund’s Net Assets.

(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(c)	Security subject to the alternative minimum tax.

(d)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2023.

(e)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco SMA Municipal Bond Fund

Statement of Assets and Liabilities

August 31, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $10,000,440)	$9,976,691

Cash	12,384

Receivable for:
Interest	105,253

Investment for trustee deferred compensation and retirement plans	770

Other assets	63,336

Total assets	10,158,434

Liabilities:
Payable for:
Dividends	35,700

Accrued fees to affiliates	7,483

Accrued other operating expenses	55,853

Trustee deferred compensation and retirement plans	770

Total liabilities	99,806

Net assets applicable to shares outstanding	$10,058,628

Net assets consist of:

Shares of beneficial interest	$10,000,000

Distributable earnings	58,628

$10,058,628

Shares outstanding, no par value, with an unlimited number of shares authorized:
Shares outstanding	1,000,000

Net asset value and offering price per share	$10.06

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco SMA Municipal Bond Fund

Statement of Operations

For the period February 21, 2023 (commencement date) through August 31, 2023

Investment income:

Interest	$218,439

Expenses:
Administrative services fees	734

Custodian fees	530

Transfer agent fees	762

Trustees’ and officers’ fees and benefits	4,220

Registration and filing fees	421

Reports to shareholders	14,322

Professional services fees	105,592

Other	4,096

Total expenses	130,677

Less: Expenses reimbursed	(130,677)

Net expenses	–

Net investment income	218,439

Realized and unrealized gain (loss) from:

Net realized gain from unaffiliated investment securities	2,538

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(23,749)

Net realized and unrealized gain (loss)	(21,211)

Net increase in net assets resulting from operations	$197,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco SMA Municipal Bond Fund

Statement of Changes in Net Assets

For the period February 21, 2023 (commencement date) through August 31, 2023

2023

Operations:
Net investment income	$218,439

Net realized gain	2,538

Change in net unrealized appreciation (depreciation)	(23,749)

Net increase in net assets resulting from operations	197,228

Distributions to shareholders from distributable earnings	(138,600)

Total distributions from distributable earnings	(138,600)

Net increase in net assets resulting from share transactions	10,000,000

Net increase in net assets	10,058,628

Net assets:
Beginning of period	–

End of period	$10,058,628

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco SMA Municipal Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Period Ended August 31, 2023(a)

Net asset value, beginning of period	$ 10.00

Net investment income(b)	0.22

Net gains (losses) on securities (both realized and unrealized)	(0.02)

Total from investment operations	0.20

Less: Dividends from net investment income	(0.14)

Net asset value, end of period	$ 10.06

Total return(c)	1.99%

Net assets, end of period (000’s omitted)	$10,059

Portfolio turnover rate(d)	166%

Ratios/supplemental data based on average net assets:

Ratio of expenses:

With fee waivers and/or expense reimbursements	0.00	%(e)

Without fee waivers and/or expense reimbursements	2.46	%(e)

Ratio of net investment income to average net assets	4.11	%(e)

(a)	Commencement date of February 21, 2023.

(b)	Calculated using average shares outstanding.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.

(e)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco SMA Municipal Bond Fund

Notes to Financial Statements

August 31, 2023

NOTE 1–Significant Accounting Policies

Invesco SMA Municipal Bond Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

 The Fund’s investment objective is to provide high current income exempt from regular federal income taxes with taxable capital appreciation as a secondary objective.

 The Fund commenced operations on February 21, 2023. Shares of the Fund may be purchased and held by or on behalf of wrap fee, separately managed and other discretionary accounts (SMAs) for which Invesco Advisers, Inc (Invesco or the Adviser) or its affiliates have an agreement with a program sponsor or directly with the client, to provide management or advisory services to the account.

 The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

 The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

14	Invesco SMA Municipal Bond Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

I.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Medium- and lower-grade municipal securities generally involve more volatility and greater risks, including credit, market, liquidity and management risks, than higher- grade securities. Furthermore, many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations. As such, the Fund’s portfolio may consist of a higher portion of unrated securities than an investment company investing solely in higher-grade securities. Unrated securities may not be as attractive to as many buyers as are rated securities, which may have the effect of limiting the Fund’s ability to sell such securities at the desired price.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, Invesco will be compensated directly or indirectly by clients or account program sponsors for managed account advisory services, including with respect to assets that may be invested in the Fund.

 Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

 Invesco has contractually agreed to reimburse expenses necessary to limit total fund operating expenses after expense reimbursement (excluding certain items discussed in the statement of additional information) of shares of the Fund to 0.00% of the Fund’s average daily net assets (the “expense limit”). This expense reimbursement agreement will continue in effect for so long as Invesco serves as adviser to the Fund. The expense reimbursement agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.

 For the period February 21, 2023 (commencement date) through August 31, 2023, the Adviser reimbursed expenses of $130,677.

15	Invesco SMA Municipal Bond Fund

 The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period February 21, 2023 (commencement date) through August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

 The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period February 21, 2023 (commencement date) through August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

 Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

 As of August 31, 2023, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the period February 21, 2023 (commencement date) through August 31, 2023, the Fund engaged in securities purchases of $5,637,157.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period February 21, 2023 (commencement date) through August 31, 2023:

2023

Ordinary income*	$379

Ordinary income-tax-exempt	138,221

Total distributions	$138,600

* Includes short-term capital gain distributions, if any.

16	Invesco SMA Municipal Bond Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed ordinary income	$2,160

Undistributed tax-exempt income	80,838

Net unrealized appreciation (depreciation) – investments	(23,749)

Temporary book/tax differences	(621)

Shares of beneficial interest	10,000,000

Total net assets	$10,058,628

 The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to.

 The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

 Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Fund does not have a capital loss carryforward as of August 31, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the period February 21, 2023 (commencement date) through August 31, 2023, was $25,861,874 and $15,847,364, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$19,157

Aggregate unrealized (depreciation) of investments	(42,906)

Net unrealized appreciation (depreciation) of investments	$ (23,749)

 Cost of investments for tax purposes is $10,000,440.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts , on August 31, 2023, undistributed net investment income was increased by $378 and undistributed net realized gain was decreased by $378. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	August 31, 2023(a)(b)
	Shares	Amount
Sold	1,000,001	$10,000,010

Reacquired	(1)	(10)

Net increase in share activity	1,000,000	$10,000,000

(a)	Commencement date of February 21, 2023.
(b)	100% of the outstanding shares of the Fund are owned by the Adviser.

17	Invesco SMA Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust) and Shareholders of Invesco SMA Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco SMA Municipal Bond Fund (one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), referred to hereafter as the “Fund”) as of August 31, 2023, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period February 21, 2023 (commencement date) through August 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2023, the results of its operations, the changes in its net assets and the financial highlights for the period February 21, 2023 (commencement date) through August 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

October 23, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

18	Invesco SMA Municipal Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[3]	Annualized Expense Ratio
$1,000.00	$1,019.90	$0.00	$1,025.21	$0.00	0.00%

[1]

The actual ending account value is based on the actual total return of the Funds for the period February 21, 2023 (commencement date) through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 8 (as of close of business February 21, 2023 (commencement date) through August 31, 2023)/365. Because the Fund has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

[3]

Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Fund and other funds because such data is based on a full six month period.

19	Invesco SMA Municipal Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Counselor Series Trust (Invesco Counselor Series Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SMA Municipal Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered that the Fund is only offered and sold to wrap fee, separately managed and other discretionary investment account (collectively, “SMA”) clients where Invesco Advisers (or one of its affiliates) has an agreement with the program sponsor or directly with the client to provide investment management services to the SMA. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board did not consider the performance of the Fund because the Fund is new and had no performance history as of December 31, 2022. The Board did review the Fund’s investment objective and principal strategies, as well as information provided regarding the experience of the municipal investment team in managing other Invesco Funds investing in municipal bond markets. The Board also considered information provided by Invesco Advisers regarding the intended role that the Fund will play in SMAs managed by Invesco Advisers or an affiliate. The Board acknowledged that, because the Fund is designed to meet the specialized investment

20	Invesco SMA Municipal Bond Fund

objectives of SMA clients by providing access to the relevant fixed-income market segments, certain principal investment strategies of the Fund are different from other Invesco Funds investing in municipal bond markets.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement. The Board considered that the Fund is available for investment only by investors as a part of an SMA arrangement managed by Invesco Advisers or an affiliate, and that because Invesco Advisers (or one of its affiliates) receives fees from SMA clients invested in the Fund at the SMA level, the Fund is not charged an advisory fee by Invesco Advisers to avoid duplication of fees at the Fund and SMA level.

 The Board considered that Invesco Advisers contractually agreed to an expense limit for the Fund so that the Fund’s total expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund incurs but does not actually pay because of an expense offset arrangement and (vi) acquired fund fees and expenses, in each case if applicable) are equal to 0.0% of average daily net assets. The Board noted that such expense limit was permanent and had no expiration date.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation will be payable to any Affiliated Sub-Advisers for their services to the Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, but that Invesco Advisers does receive fees that are charged at the SMA level. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers and Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity. The Board also noted that the Fund benefits from economies of scale through Invesco Advisers’ commitment to waive fees or reimburse expenses so that the Fund’s total expenses (other than the excluded items referred to above) are equal to 0.0% of average daily net assets.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers and its affiliates do not make a profit from managing the Fund because no advisory fee is charged to the Fund and other fees payable to Invesco Advisers or its affiliates by the Fund are either waived or reimbursed to the Fund, although Invesco Advisers does receive fees at the SMA level. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the revenue Invesco Advisers (or its affiliates) receives from SMA clients invested in the Fund at the SMA level and the potential growth of Invesco Advisers’ and its affiliates’ SMA business because the Fund may enhance their ability to personalize the SMA client experience and provide investment exposure ordinarily unavailable in SMAs.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

 The Board considered that the Fund’s uninvested cash may be invested in registered money market funds advised by Invesco Advisers, and that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21	Invesco SMA Municipal Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.73%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22	Invesco SMA Municipal Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Chairman Emeritus, Invesco Ltd.; Trustee and Vice Chair, The Invesco Funds; and Member of Executive Board, SMU Cox School of Business

Formerly: Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Vice Chair, Investment Company Institute; Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			170	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco SMA Municipal Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	170	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	170	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	170	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			170	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	170	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	170	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco SMA Municipal Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			170	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	170	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	170	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	170	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco SMA Municipal Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	2003

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Chief Executive Officer, President and Executive Director, Invesco Ltd.; Senior Vice President, Invesco Group Services, Inc.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds and Trustee, Invesco Foundation, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco SMA Municipal Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Tony Wong – 1973 Senior Vice President	2023

Senior Managing Director, Invesco Ltd.; Director, Chairman, Chief Executive Officer and President, Invesco Advisers, Inc.; Director and Chairman, Invesco Private Capital, Inc., INVESCO Private Capital Investments, Inc. and INVESCO Realty, Inc.; Director, Invesco Senior Secured Management, Inc.; President, Invesco Managed Accounts, LLC and SNW Asset Management Corporation; and Senior Vice President, The Invesco Funds

Formerly: Assistant Vice President, The Invesco Funds; and Vice President, Invesco Advisers, Inc.

			N/A	N/A
Stephanie C. Butcher – 1971 Senior Vice President	2023	Senior Managing Director, Invesco Ltd.; Senior Vice President, The Invesco Funds; Director and Chief Executive Officer, Invesco Asset Management Limited	N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco SMA Municipal Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco SMA Municipal Bond Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-09913 and 333-36074	Invesco Distributors, Inc.	SMAMB-AR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022
Audit Fees	$694,104	$674,525
Audit-Related Fees	$0	$0
Tax Fees(1)	$277,192	$273,067
All Other Fees	$0	$0

Total Fees	$971,296	$947,592

(1)

Tax Fees for the fiscal years ended August 31, 2023 and August 31, 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$957,000	$760,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$957,000	$760,000

(1)	Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

I.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

II.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

III.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

a.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

b.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

IV.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund

V.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VI.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

VIII.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,721,000 for the fiscal year ended August 31, 2023 and $5,748,000 for the fiscal year ended August 31, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,955,192 for the fiscal year ended August 31, 2023 and $6,781,067 for the fiscal year ended August 31, 2022.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not Applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 17, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 17, 2023, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(a)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	November 3, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	November 3, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	November 3, 2023